As filed with the Securities and Exchange Commission on January 23, 2003
                                                    Registration Nos. 333-102098

 ===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     [X] Pre-Effective Amendment No. 1 [ ] Post-Effective Amendment No. ___

                              ---------------------
                          THE PHOENIX EDGE SERIES FUND
               (Exact Name of Registrant as Specified in Charter)
                              ---------------------
                        c/o Variable Products Operations
                         Phoenix Life Insurance Company
               101 Munson Street, Greenfield, Massachusetts 01301
                    (Address of Principal Executive Offices)
                                 (800) 541-0171
              (Registrant's Telephone Number, including Area Code)
                              ---------------------
                           Matthew A. Swendiman, Esq.
                       c/o Phoenix Life Insurance Company
               One American Row, Hartford, Connecticut 06102-5056
                     (Name and address of Agent for Service)

                              ---------------------

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

                              ---------------------

         Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest. Accordingly, no filing fee is due in connection with this Registration Statement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                          THE PHOENIX EDGE SERIES FUND

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)




                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part A Information Required in Prospectus/Proxy Statement
------
1.     Beginning of Registration Statement           Cover Page; Cross Reference Sheet
       and Outside Front Cover Page of Prospectus

2.     Beginning and Outside Back Cover              Table of Contents
       Page of Prospectus

3.     Fee Table, Synopsis Information and Risk      Synopsis; Principal Risk Factors; Comparison of
       Factors                                       Investment Objectives and Policies

4.     Information about the Transaction             Synopsis; The Proposed Reorganization;
                                                     Comparative Information on Shareholder
                                                     Rights; Appendices A and B (Form of Agreement
                                                     and Plan of Reorganization)

5.     Information about the Registrant              Cover Page; Synopsis; Principal Risk
                                                     Factors; Comparison of Investment Objectives
                                                     and Policies; The Proposed Reorganization;
                                                     Comparative Information on Distribution
                                                     Arrangements; Comparative Information on
                                                     Shareholder Services; Comparative
                                                     Information on Shareholder Rights; Management
                                                     and Other Service Providers; Additional Information

                                                     About The Series; Current Prospectus of Registrant


6.     Information about the Company Being           Synopsis; Comparison of Investment Objectives
       Acquired                                      and Policies; The Proposed Reorganization;
                                                     Comparative Information on Distribution
                                                     Arrangements; Comparative Information on
                                                     Shareholder Services; Comparative Information
                                                     on Shareholder Rights; Additional Information

                                                     About The Series; Prospectus of the Registrant
                                                     dated August 9, 2002, as supplemented


7.     Voting Information                            Synopsis; The Proposed Reorganization;
                                                     Comparative Information on Shareholder Rights;
                                                     Voting Information

8.     Interest of Certain Persons and Experts       The Proposed Reorganization

9.     Additional Information Required for           Not Applicable
       Re-offering By Persons Deemed to be
       Underwriters


                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part B:  Information Required in Statement of Additional Information

10.    Cover Page                                    Cover Page

11.    Table of Contents                             Table of Contents

12.    Additional Information about the Registrant   Cover Page; Statement of Additional Information
                                                     of Registrant, dated August 9, 2002

13.    Additional Information about the              See item 12
       Company Being Acquired

14.    Financial Statements                          Annual Report of the Registrant for the year
                                                     ended December 31, 2001; Semiannual Report
                                                     of the Registrant for the six-month period ended
                                                     June 30, 2002; and Pro Forma Financial Statements

Part C:  Other Information

15.    Indemnification                               Indemnification

16.    Exhibits                                      Exhibits

17.    Undertakings                                  Undertakings

                                     PART A

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES
                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                                EACH A SERIES OF
                          THE PHOENIX EDGE SERIES FUND
                  C/O PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
                                  P.O. BOX 8027
                              BOSTON, MA 02266-8027
                                 (800) 541-0171
                           --------------------------


                                                                January 23, 2003


Dear Contract/Policyholder:

   The Phoenix-Van Kampen Focus Equity Series and Phoenix-MFS Investors Growth Stock Series (collectively the "Merging Series"), each a series of The Phoenix Edge Series Fund (the "Trust"), will hold a Special Meeting of Shareholders at 10:00 a.m., local time, on February 14, 2003, at One American Row, Hartford, Connecticut. At the meeting, Phoenix Life Insurance Company ("PLIC") and its insurance companies (collectively "Phoenix") will vote on Agreements and Plans of Reorganization (collectively the "Reorganization Agreements") under which the Merging Series will be combined with the Phoenix-Janus Growth Series (the "Surviving Series"), another series of the Trust. The Phoenix Janus Growth Series would then be renamed Phoenix-MFS Investors Growth Stock Series upon consummation of the reorganizations.

   The Surviving Series has a similar investment objective to those of the Merging Series. If the Reorganization Agreements are implemented, the separate accounts holding shares of the Merging Series will receive shares of the Surviving Series with an aggregate value equal to the aggregate net asset value of your investment in the Merging Series. No sales charge will be imposed in connection with the Reorganization. PLIC will pay all costs of the Reorganization. The Reorganization will be conditioned upon receipt by the Trust of an opinion of counsel indicating that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

   The Board of Trustees of the Trust believes that the Reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees, acting by and through the Executive Committee of the Board of Trustees has carefully considered and has unanimously approved the proposed Reorganization, as described in the accompanying materials, and believes that the Reorganization is in the best interests of the Merging Series and its shareholders.

   As an owner of a variable annuity or variable life insurance contract issued by Phoenix, you have the contractual right to instruct the insurance company how to vote the shares of the Merging Series at this meeting. Although you are not directly a shareholder of the Merging Series, some of your contract value is invested in the Merging Series pursuant to your policy or contract. For the limited purposes of this prospectus and proxy statement, the term "shareholder" refers to you as the Contract and Policyowners, unless the context otherwise requires. Therefore, the Board of Trustees recommends that you vote in favor of the Reorganizations. It is very important that you vote and that your voting instruction card be received no later than February 14, 2003. If the voting instructions card is executed and no direction is made, you will be considered as voting FOR the proposal and, in the discretion of the insurance company, upon such other business as may properly come before the Special Meeting.

   We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement and a card entitled "Voting Instructions." It is important for you to provide voting instructions with respect to the issues described in the accompanying Prospectus/Proxy Statement. We recommend that you read the Proxy Statement in its entirety as the explanations will help you to decide what voting instructions you would like to provide.

   Voting instructions executed by you may be revoked at any time prior to Phoenix voting the shares represented thereby by your providing Phoenix with a properly executed written revocation of such voting instructions, or by your providing Phoenix with proper later dated voting instructions by telephone or by the Internet.

         As a convenience, you can provide voting instructions in any one of four ways:

         Through the Internet - www.proxyweb.com

         By telephone - (800) 690-6903

         By mail - USING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND POSTAGE PAID ENVELOPE

         In Person - AT THE SPECIAL MEETING

YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE EACH VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED. PLEASE RESPOND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. IT IS IMPORTANT THAT YOUR POLICY OR CONTRACT BE REPRESENTED.



Sincerely,





Simon Y. Tan
President

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES
                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                                EACH A SERIES OF
                          THE PHOENIX EDGE SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 14, 2003

                           --------------------------

To The Contract and Policy Holders:

   The Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series, each a series of The Phoenix Edge Series Fund (the "Trust"), a Massachusetts business trust, will hold a Special Meeting of Shareholders at One American Row, Hartford, Connecticut on February 14, 2003 at 10:00 a.m., local time, for the following purposes:

  FOR THE PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES:

  1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated February 14, 2003, and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix-Van Kampen Focus Equity Series (the "Phoenix-Van Kampen Focus Equity Series") to the Phoenix-Janus Growth Series (the "Surviving Series"), another series of the Trust, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Phoenix-Van Kampen Focus Equity Series, and (b) the distribution of the shares of the Surviving Series so received to shareholders of the Phoenix-Van Kampen Focus Equity Series in complete liquidation of the Phoenix-Van Kampen Focus Equity Series.

  FOR THE PHOENIX-MFS INVESTORS GROWTH STOCK SERIES:

  2. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated February 14, 2003, and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix-MFS Investors Growth Stock Series (the "Phoenix-MFS Investors Growth Stock Series") to the Phoenix-Janus Growth Series (the "Surviving Series"), another series of the Trust, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Phoenix-MFS Investors Growth Stock Series, and
        (b) the distribution of the shares of the Surviving Series so received to shareholders of the Phoenix-MFS Investors Growth Stock Series in complete liquidation of the Phoenix-MFS Investors Growth Stock Series.

  3. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

   The Board of Trustees of the Trust has fixed the close of business on December 20, 2002, as the record date for determining shareholders entitled to notice of, and to vote, at the Special Meeting and any adjournment or postponement thereof.

   You are cordially invited to attend the Special Meeting. Contract and Policyowners who do not expect to attend the Special Meeting are asked to respond promptly via Internet, telephone or by returning a completed voting instructions card. The enclosed proxy is being solicited by the Board of Trustees of the Trust.

                                            By Order of the Board of Trustees of
                                            The Phoenix Edge Series Fund,


                                            RICHARD J. WIRTH
                                            SECRETARY
Hartford, Connecticut


January 23, 2003

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES
                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                                EACH A SERIES OF
                          THE PHOENIX EDGE SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301


                           PROSPECTUS/PROXY STATEMENT



                             DATED JANUARY 23, 2003


   The Phoenix Edge Series Fund (the "Trust"), a Massachusetts business trust, serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company and its affiliated insurance companies (together, "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Trust.

   This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust, for use at the special meeting of shareholders of the Phoenix-Van Kampen Focus Equity Series (the "Phoenix-Van Kampen Focus Equity Series") and shareholders of the Phoenix-MFS Investors Growth Stock Series (the "Phoenix-MFS Investors Growth Stock Series") and, together with the Phoenix-Van Kampen Focus Equity Series, the "Merging Series" to be held at 10:00 a.m., local time, on February 14, 2003, at the offices of the Phoenix Life Insurance Company located at One American Row, Hartford, Connecticut, and at any adjournment(s) thereof.

   The purpose of the meeting is to consider approval of: (1) an Agreement and Plan of Reorganization that would effect the reorganization of the Phoenix-Van Kampen Focus Equity Series into the Phoenix-Janus Growth Series (the "Surviving Series"), another series of the Trust, and (2) an Agreement and Plan of Reorganization that would effect the reorganization of the Phoenix-MFS Investors Growth Stock Series into the Surviving Series, as described below. Under each respective reorganization agreement, all of the assets of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series would be transferred to the Surviving Series in exchange solely for shares of beneficial interest in the Surviving Series and the assumption by the Surviving Series of all known liabilities of each respective Merging Series.

   Shares of the Surviving Series would then be distributed pro rata to the separate accounts of the insurance companies then holding shares of the respective Merging Series, and then the respective Merging Series would be liquidated. As a result of the proposed transactions, said separate accounts would receive a number of full and fractional shares of the Surviving Series with an aggregate net asset value equal to the aggregate net asset value of the respective Merging Series shares on the effective date of the reorganization.

   Immediately prior to the proposed shareholder vote, Phoenix Variable Advisors, Inc. ("PVA"), the adviser to the Merging Series and the Surviving Series intends to use the powers authorized pursuant to the Securities and Exchange Commission's ("SEC") exemptive order permitting PVA to replace Janus Capital Management LLC ("Janus") with Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management ("MFS") as sub-adviser for the Surviving Series. Subject to legal constraints, MFS would then manage the Surviving Series in a manner comparable with the principal strategies currently being used for the Phoenix-MFS Investors Growth Stock Series, all as more particularly described in the Trust's current registration statement.

   PVA and MFS have also agreed that they would serve as adviser and sub-adviser to the Surviving Series, respectively, for the same investment management fees as are currently charged to the Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the Surviving Series would be the same as those pertaining to the Phoenix-MFS Investors Growth Stock Series. As part of the Reorganizations, the Phoenix-Janus Growth Series would then be renamed the Phoenix-MFS Investors Growth Stock Series.

   The Surviving Series and each of the Merging Series are series of the same open-end management investment company. The Surviving Series has an investment objective of long-term growth of capital in a manner consistent with the preservation of capital. The Phoenix-Van Kampen Focus Equity Series has an investment objective of capital appreciation by investing primarily in equity securities. The Phoenix-MFS Investors Growth Stock Series has an investment objective of long-term growth of capital and future income rather than current income. PVA is the investment adviser to the Surviving Series and each of the Merging Series. Janus is currently the sub-adviser to the Surviving Series. Morgan Stanley Investment Management Inc. ("MSIM"), is the sub-adviser to the Phoenix-Van Kampen Focus Equity Series, and MFS is the sub-adviser to the Phoenix-MFS Investors Growth Stock Series.

   This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about each Merging Series, the Surviving Series, and the transactions contemplated by the reorganization agreements, before you vote on the proposed reorganizations. As used in this Prospectus/Proxy Statement, the term "Series" collectively refers to the Phoenix-Van Kampen Focus Equity Series, the Phoenix-MFS Investors Growth Stock Series and the Surviving Series. The term "Merging Series" collectively refers to the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series.


   A Prospectus, as supplemented, and a Statement of Additional Information ("SAI") as supplemented, for the Series dated August 9, 2002 (Registration No. 33-5033), have been filed with the SEC and are incorporated by reference in this Prospectus/Proxy Statement. Copies of the above-referenced documents are available upon written or oral request and without charge by contacting Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling toll-free at 1-800-541-0171.


   The Trust files reports, proxy materials and other information with the SEC. Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

                               -----------------

   This Prospectus/Proxy Statement constitutes the proxy statement of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series for the meeting and the prospectus for shares of the Surviving Series that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about January 23, 2003.




THE SECURITIES OF THE SURVIVING SERIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               -----------------

                                TABLE OF CONTENTS





                                                                           Page
                                                                           ----


SYNOPSIS...................................................................   4

PRINCIPAL RISK FACTORS.....................................................   9

THE PROPOSED REORGANIZATIONS...............................................  13

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES...........................  18

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS.......................  22

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES............................  22

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS..............................  22

FISCAL YEAR................................................................  23

MANAGEMENT AND OTHER SERVICE PROVIDERS.....................................  24

VOTING INFORMATION.........................................................  24

ADDITIONAL INFORMATION ABOUT THE SERIES....................................  27

MISCELLANEOUS..............................................................  27

SURVIVING SERIES FINANCIAL HIGHLIGHTS......................................  31

OTHER BUSINESS.............................................................  32

APPENDIX A.................................................................  A-1


APPENDIX B.................................................................  B-1

                                    SYNOPSIS

BACKGROUND

   The proposed reorganizations are the outcome of deliberations by the Board of Trustees of the Trust (the "Trustees"). At the regularly scheduled meeting of the Trustees on November 12, 2002, the following Series mergers were approved subject to a vote of shareholders:

Merged Series                                     Surviving Series
-------------                                     ----------------
Phoenix-Van Kampen Focus                          Phoenix-MFS Investors Growth
  Equity Series                                     Stock Series

Phoenix-Janus Growth Series

    Management recommended that the Trustees consider the benefits that the Series' shareholders would realize if each of the Merging Series were to be combined with the Surviving Series. In response to its recommendation, the independent trustees of the Trust requested that management outline specific reorganization proposals for their consideration and provide an analysis of the specific benefits that shareholders would realize from each proposal. Independent trustees are Trustees who are not "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")).

    Upon further analysis and consideration, after the Board meeting, it was determined that the approved mergers should not be completed as previously proposed due to the similarities of investment styles of each series and the relative size of Phoenix-MFS Investors Growth Stock Series. Consequently, Management sought the consideration and approval of the Executive Committee of the Board of Trustees of the Trust on December 10, 2002 for the following revised proposal:

Merged Series                                     Surviving Series
-------------                                     ----------------

Phoenix-Van Kampen Focus                          Phoenix-Janus Growth Series
  Equity Series

Phoenix-MFS Investors Growth Stock Series

    The Executive Committee of the Board of Trustees unanimously approved this revised reorganization proposal, recognizing that, this method of reorganization allows for the largest of the three affected series (Phoenix-Janus Growth Series) to serve as the accounting, legal and performance survivor. The final result, like the proposal previously approved by the Board, combines the three affected series into a single series ultimately managed by MFS. Management will seek ratification from the entire Board of Trustees at the regularly scheduled Board of Trustees meeting on February 10, 2003, before completing this reorganization. Consequently, your vote is predicated on the approval of the reorganization by the requisite number of Trustees at this Board Meeting.

SUMMARY OF THE PROPOSED REORGANIZATIONS

   The reorganizations will be effected in accordance with the terms of a reorganization agreement, forms of which are attached to this Prospectus/Proxy Statement as Appendices A and B. The reorganization agreements provide for:

   o the acquisition of all of the assets of the Merging Series by the Surviving Series in exchange solely for shares of beneficial interest in the Surviving Series;

   o the assumption by the Surviving Series of all known liabilities of each Merging Series;

   o the pro rata distribution of the Surviving Series shares to each applicable Merging Series shareholders in exchange for the outstanding Merging Series shares;

   o the complete liquidation of the Merging Series as provided in the Agreements and Plans of Reorganization; and

   o the renaming of the Surviving Series as Phoenix-MFS Investors Growth Stock Series.


   The reorganization is anticipated to occur on or about February 14, 2003. If each reorganization agreement is implemented, the Phoenix separate accounts holding shares of each Merging Series will receive a number of full and fractional shares of the Surviving Series shares with an aggregate net asset value equal to the aggregate net asset value as of the closing date of the reorganization.


   The implementation of each reorganization agreement is subject to a number of conditions set forth therein. See "The Proposed Reorganizations." Among the significant conditions (which may not be waived) are:

   o the receipt by the Trust of an opinion of counsel that, for federal income tax purposes, the reorganization will qualify, as a tax free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

   o the approval of the reorganization agreement by Phoenix separate accounts representing interests in both Merging Series; and

   o the approval of each reorganization agreement by the requisite percentage of Trustees of their meeting on February 10, 2003.

   Each reorganization agreement provides that PLIC will bear all costs and expenses of the reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of voting instructions.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and principal investment strategies of each Merging Series and the Surviving Series are similar:

   o The Phoenix-Van Kampen Focus Equity Series has an investment objective of capital appreciation by investing primarily in equity securities. The Phoenix-MFS Investors Growth Stock Series has an investment objective of long-term growth of capital and future income rather than current income. The Surviving Series has an investment objective of long-term growth of capital in a manner consistent with the preservation of capital.

   o Under normal circumstances, the Phoenix-Van Kampen Focus Equity Series invests at least 80% of its assets in a non-diversified portfolio of equity securities. These securities may include common and preferred stocks, depositary receipts, convertible securities, rights, warrants, and equity related options and futures.

   o Under normal circumstances, the Phoenix-MFS Investors Growth Stock Series invests at least 80% of its assets in a portfolio of equity securities. These securities may include common and preferred stocks.

   o Under normal circumstances, the Surviving Series invests primarily in equity securities selected for their growth potential. The Series invests primarily in U.S. and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common and preferred stocks.

   See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Surviving Series and each Merging Series. You can also find additional information for the Surviving Series in the Trust's Prospectus.

DIVIDENDS AND DISTRIBUTIONS

   Phoenix-Van Kampen Focus Equity Series and Phoenix-Janus Growth Series distributes net income quarterly and Phoenix-MFS Investors Growth Stock Series distributes net investment income semi-annually. Each Series distributes net realized capital gains, if any, at least annually. All dividends and distributions of each Merging Series is paid in additional shares of the respective Series. You can also find additional information on dividends and distributions for the Surviving Series in its Prospectus.

EXCHANGES


   The shares of the Trust are not directly offered to the public. Shares of the Trust are currently offered through certain separate accounts to fund variable annuity contracts and variable life insurance policies. The policyholder can invest in the Trust only by buying a contract and directing the allocation of the payment(s) to the subaccount(s) corresponding to the Series in which the policyholder wishes to invest. The subaccount, in turn, invest in shares of the Trust. Not all Series may be available through a particular contract. At this time Phoenix does not charge for subaccount transfers, however Phoenix does reserve the right to charge a fee of up to $20 per transfer after first twelve transfers in each contract year.

   Because excessive trading can hurt fund performance and therefore be detrimental to all contract owners, Phoenix does reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. Phoenix will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm.


REDEMPTION PROCEDURES


   As an owner of a variable annuity or variable life insurance contract issued by PLIC, or its affiliated insurance companies, the owner has the contractual right to instruct the insurance company how to vote and redeem the shares of the Merging Series and the Surviving Series. Shareholders of each Series may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable product surrender charge) as next determined following the receipt of a redemption order in proper form. Ordinarily, payments of redemption proceeds for redeemed shares are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on the Surviving Series' redemption procedures in its Prospectus.


FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATIONS

   At the closing of the reorganizations contemplated herein, the Trust will receive an opinion of counsel, subject to customary assumptions and representations, that, for federal income tax purposes, the reorganizations will qualify as a tax free reorganization described in Section 368(a) of the Code.
Accordingly:

   o no gain or loss will be recognized by the Phoenix-Van Kampen Focus Equity Series or the Phoenix-MFS Investors Growth Stock Series on the transfer of the assets of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series, respectively, to the
       Surviving Series solely in exchange for Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series or upon the distribution of Surviving Series shares to the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series shareholders in exchange for their shares of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series, respectively; and

   o no gain or loss will be recognized by the Surviving Series upon the receipt of the assets of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series solely in exchange for the

        Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series.

   We also believe that both reorganizations should not adversely impact the tax treatment of your variable life or variable annuity contracts.

   See "The Proposed Reorganizations--Federal Income Tax Consequences" for more information.

RISK FACTORS

   An investment in the Surviving Series is subject to specific risks arising from the types of securities in which the Surviving Series invests and general risks arising from investing in any mutual fund type of investment. The primary risks to which the Surviving Series is subject include equity securities investment risk, growth stock investment risk, foreign investment risk (including emerging market investment risk and foreign currency risk), smaller market capitalization risk, fixed income securities investment risk (including interest rate risk and credit risk) and junk bond investment risk. Investors can lose money by investing in the Surviving Series. There is no assurance that the Surviving Series will meet its investment objective. Because the Surviving Series' investment objectives and policies are similar to those of each Merging Series, an investment in the Surviving Series is subject to many of the same risks as an investment in each of the Merging Series. See "Principal Risk Factors" for the principal risks associated with an investment in the Surviving Series.

MANAGEMENT

    PVA is the investment adviser of each Series. MSIM is the subadviser for the Phoenix-Van Kampen Focus Equity Series and as such is responsible for its day-to-day portfolio management. MFS is the subadviser for the Phoenix-MFS Investors Growth Stock Series and as such is responsible for its day-to-day portfolio management. Janus, at this time, is the subadviser for the Surviving Series.

    Immediately prior to completion of the proposed merger, Janus will be removed as subadviser of the Surviving Series and be replaced by MFS. The Surviving Series will then be renamed Phoenix-MFS Investors Growth Stock Series. MFS is also the subadviser of Phoenix-MFS Investors Trust Series and the Phoenix-MFS Value Series, other series of the Trust. MFS intends to manage the Surviving Series using the same principal investment strategies that it currently deploys in connection with the Phoenix-MFS Investors Growth Stock Series.

    The Phoenix-Van Kampen Focus Equity Series is managed by Van Kampen's Large Cap Growth Team. Current members of the team include William S. Auslander, Managing Director, and Jeffrey Alvino, Executive Director. Mr. Auslander is an Executive Director of MSIM and joined MSIM in 1995 as an equity analyst. Mr. Auslander graduated from the University of Wisconsin at Madison with a B.A. in Economics and received an M.B.A. from Columbia University. Jeffrey Alvino is an Executive Director of MSIM and joined MSIM in 1995. Mr. Alvino graduated from Lehigh University with a B.S. in Accounting. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant.

    Stephen Pesek is the portfolio manager of the Phoenix-MFS Investors Growth Stock Series. When MFS replaces Janus as subadviser of the Surviving Series, Mr. Pesek will be the portfolio manager for the Surviving Series. Mr. Pesek, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1994.

    E. Marc Pinto is currently portfolio manager of the Surviving Series. He is also the portfolio manager of several portfolios in the large cap growth discipline. He has also served as an assistant portfolio manager of Janus Twenty Fund and Janus Growth and Income Fund. Mr. Pinto has a bachelor's degree in history from Yale University and an M.B.A. from Harvard University, where he graduated with distinction. Mr. Pinto has 16 years of professional investment experience and has earned the right to use the Chartered Financial Analyst designation.

COMPARATIVE FEE TABLES


   The tables below are designed to assist you in understanding the various direct and indirect costs and expenses associated with an investment in each Series. The table and the example do not include any fees or sales charges imposed under the variable products for which the Series is an investment option. This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The tables and the example do not include any fees or sales charges imposed under the variable products for which the Series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information. Each table also includes pro forma information for the combined Surviving Series resulting from the reorganization assuming the reorganization takes place on February 14, 2003, and after adjusting such information to reflect current fees. The expense information for the Surviving Series and each Merging Series is based upon expenses for the period ending September 30, 2002.


   The following table shows shareholder transaction expenses currently applicable to the purchase of shares of each Series. Please note that while advisory fees for the Surviving Series are currently 0.85% of the Series' average net assets (total Series expenses are 1.10% of average net assets after reimbursement by the Adviser), upon completion of the proposed merger advisory fees for the Surviving Series will be reduced to 0.75% of the Series' average net assets (total Series expenses will be 1.00% of average net assets after reimbursement by the Adviser) to reflect the current relationship between the Adviser and MFS.


              MERGING SERIES AND SURVIVING SERIES
----------------------------------------------------------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)                                           N/A
Maximum Deferred Sales Charge (Load) (as a percentage of the
   lesser of the value redeemed or the amount invested)                    N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   [and other Distributions]                                               N/A
Redemption Fee                                                             N/A
Exchange Fee                                                               N/A
Maximum Account Fee                                                        N/A


EXAMPLE

   As indicated in the tables below, immediately upon effectiveness of the reorganization, the "Total Annual Fund Operating Expenses" for the combined Surviving Series are expected to be slightly lower than the "Total Annual Fund Operating Expenses" for each of the Merging Series.

                                                                      PHOENIX-VAN         PHOENIX-MFS
                                                                      KAMPEN FOCUS     INVESTORS GROWTH        PRO FORMA
                                                SURVIVING SERIES     EQUITY SERIES       STOCK SERIES       COMBINED SERIES
                                                ----------------     -------------       ------------       ---------------
Annual Fund Operating Expenses
   (expenses that are deducted from series
   assets)
   Management Fees                                    0.85%              0.85%               0.75%         0.75%(1)
   Distribution and service (12b-1 Fees)              None                None               None          None
   Other Expenses                                     0.27%(2)           2.02%(2)            3.96%(3)      0.38%(4)

----------
(1) Fees reflect anticipated reduction in advisory fees.

(2) As of May 1, 2002, the series' investment advisor voluntarily agreed to reimburse the series' expenses, other than the management fees, to the extent that such expenses exceed 0.25% of the series' average net assets.
    Therefore,

Total Annual Fund Operating Expenses                  1.12%              2.87%               4.71%         1.13%

   The following example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "Annual Fund Operating Expenses" remaining the same each year. This example is hypothetical; actual fund expenses and returns vary from year to year, and may be higher or lower than those shown.

   Fees and expenses if you redeemed your shares at the end of each time period:

                                                                 1 YEAR          3 YEARS          5 YEARS         10 YEARS

   Surviving Series                                              $114            $356             $617            $1,363

   Phoenix-Van Kampen Focus Equity Merging Series                $290            $889             $1,513          $3,195

   Phoenix-MFS Investors Growth Stock Merging Series             $472            $1,419           $2,372          $4,779

   Pro Forma Combined Surviving Series                           $115            $359             $622            $1,375

   Note: Actual expenses for the series may be lower than those shown in the example above since the expense levels used to calculate the figures shown do not include the effect of expense reimbursements by the series' adviser.

   The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                             PRINCIPAL RISK FACTORS

GENERAL

   Because the Surviving Series' investment objective and policies are similar to those of each Merging Series, an investment in the Surviving Series is subject to many of the same specific risks as an investment in each Merging Series. The following highlights the principal similarities and differences between the principal risk factors associated with an investment in the Surviving Series as contrasted with those associated with each Merging Series and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information of the Surviving Series and the Merging Series, respectively.

--------------------------------------------------------------------------------
    the series' operating expenses after reimbursement would have been 1.10% for the 12-month period ended September 30, 2002, had the new expense cap level been in place for the entire period. The actual operating expense after reimbursement was 1.06% for the 12-month period ended September 30, 2002. The expense cap may be changed or eliminated at any time without notice.

(3) As of May 1, 2002, the series' investment advisor voluntarily agreed to reimburse the series' expenses, other than the management fees, to the extent that such expenses exceed 0.25% of the series' average net assets. Therefore, the series' operating expenses after reimbursement would have been 1.00% for the 12-month period ended September 30, 2002, had the new expense cap level been in place for the entire period. The actual operating expense after reimbursement was 0.97% for the 12-month period ended September 30, 2002. The expense cap may be changed or eliminated at any time without notice.


(4) The series' investment advisor agrees to reimburse the series' expenses, other than the management fees, to the extent that such expenses exceed 0.25% of the series' average net assets. Therefore, the series' operating expenses after reimbursement would have been 1.00% for the 12-month period ended September 30, 2002, had this expense cap level been in place for the entire period. The expense cap may be changed or eliminated at any time without notice.

   The value of the investments of the Merging Series and the Surviving Series that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of your series' investments decreases, you will lose money.

   In the same manner as with the Merging Series, an investment in the Surviving Series is subject to specific risks arising from the types of securities in which the Surviving Series invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Surviving Series. There is no assurance that the Surviving Series will meet its investment objective.

   Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which your fund invests can be worse than expected and investments may fail to perform as the Series' investment subadviser expects. As a result, the value of your shares may decrease.

   Each Series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.


PRINCIPAL RISK FACTORS OF INVESTING IN EACH SERIES


   The following chart indicates the primary investment risks of the Surviving Series and of the Merging Series. These are the risks currently in effect for the Phoenix-Janus Growth Series. Upon completion of the Plans of Reorganization and the anticipated replacement of the subadvisor to the Surviving Series, the principal risks for the Surviving Series would be expected to be the same as those applicable to the Phoenix-MFS Investors Growth Stock Series. Descriptions of the risks that can adversely affect the Series' net asset value, yield, and total return, can be found below.


    Phoenix-MFS Investors Growth            Phoenix-Van Kampen Focus                   Surviving Series
    ----------------------------            ------------------------                   ----------------
           Stock Series                          Equity Series
           ------------                          -------------

Equity Securities Investment Risk         Equity Securities Investment Risk     Equity Securities Investment Risk
Growth Stock Investment Risk              Growth Stock Investment Risk          Growth Stock Investment Risk
Foreign Investment Risk                   Foreign Investment Risk               Foreign Investment Risk
Foreign Currency Risk                     Non-Diversification Risk              Foreign Currency Risk
Portfolio Turnover Risk                   Derivative Investment Risk            Emerging Market Investment Risk
Convertible Securities Investment Risk                                          Fixed Income Securities Investment
                                                                                Risk
                                                                                Smaller Market Capitalization Risk
                                                                                Interest Rate Risk
                                                                                Credit Risk
                                                                                Junk Bond Investment Risk


   Upon completion of the Plans of Reorganization, the Phoenix-MFS Investors Growth Stock Series and Phoenix-Van Kampen Focus Equity Series will merge into Phoenix-Janus Growth Series. Phoenix-Janus Growth Series will change its name to Phoenix-MFS Investors Growth Stock Series. MFS Investment Management will replace Janus Capital Management LLC as sub-adviser and will manage the risks of the Surviving Series. MFS will manage the Surviving Series as the Phoenix-MFS Investors Growth Stock Series is currently managed. The risks of the Surviving Series will then be as follows: Equity Securities Investment Risk; Growth Stock Investment Risk; Foreign Investment Risk; Foreign Currency Risk; Portfolio Turnover Risk and Convertible Securities Investment Risk.

EQUITY SECURITIES INVESTMENT RISK

   In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

GROWTH STOCK INVESTMENT RISK

   Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.


FOREIGN INVESTMENT RISK

   Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Series to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging-market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

   Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.


DERIVATIVE INVESTMENT RISK

   The Series may use various instruments that drive their values from those of specific securities, indexes, currencies, or other points of reference for both hedging and non-hedging purposes. Derivatives include, but are not limited to, futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risks, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purpose.

   These investments may not protect the Series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the Series to losses that could be unlimited. A Series' performance may be worse than if it did not make such investments.

   If the prices for derivatives and prices in the cash market do not correlate as expected or if expectations about interest rate, exchange rate or general market movements are incorrect, a Series' returns may not be as high as they would be if it did not invest in these securities. There is also a risk that the market for reselling derivatives may be limited or nonexistent. A Series could incur unlimited losses if it cannot liquidate its derivatives investments. Decisions about the nature and timing of derivative transactions may result in losses when other investors' decisions about the same derivatives result in gains. In addition, some derivatives are subject to the risk that the counterparty to such transaction may not perform as expected.


PORTFOLIO TURNOVER RISK

   A Series may, consistent with its investment policies, purchase and sell securities without regard to the effect on portfolio turnover. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the Series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Series' performance. High portfolio turnover may also result in taxable gains to shareholders.


FOREIGN CURRENCY RISK

   Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect a Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.


SMALLER MARKET CAPITALIZATION RISK

   The Series invests in companies with small and medium capitalizations, which make the Series more volatile than funds that invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


FIXED INCOME SECURITIES INVESTMENT RISK

   The Series may invest in fixed-income securities. The risks associated with investments in fixed-income securities include interest rate risk and credit risk. INTEREST RATE RISK. The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. CREDIT RISK. If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the Series, the Series' income available for distribution to shareholders and the Series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.


JUNK BOND INVESTMENT RISK

   High-yield, high-risk securities (so called "junk-bonds") are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the Series would lose income and could expect a decline in the market value of the securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings, and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult to accurately predict risk. The junk-bond market can experience sudden and sharp price swings.


CONVERTIBLE SECURITIES INVESTMENT RISK

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different user within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and
(3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. (This 5% restriction does not apply to the Phoenix-Janus Flexible Income or Phoenix-Janus Growth Series.) A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EMERGING MARKET SECURITIES

   "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The Series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

                          THE PROPOSED REORGANIZATIONS

AGREEMENTS AND PLANS OF REORGANIZATION

   The terms and conditions under which the proposed reorganizations may be consummated are set forth in the respective reorganization agreements. Significant provisions of the reorganization agreements are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreements, forms of which are attached to this Prospectus/Proxy Statement as Appendices A and B.


   With respect to the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series Reorganizations, the Agreements and Plans of Reorganization contemplate:

   o the acquisition by the Surviving Series, on the closing date of the reorganization, of all of the assets of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series, respectively, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series;

   o the pro rata distribution of the Surviving Series shares to the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series shareholders in exchange for the outstanding Phoenix-Van Kampen Focus Equity Series shares and the Phoenix-MFS Investors Growth Stock Series;

   o the complete liquidation of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series as provided in the Agreements and Plans of Reorganization; and

   o the renaming of the Surviving Series as Phoenix-MFS Investors Growth Stock Series.

   The assets of the Merging Series are to be acquired by the Surviving Series include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Merging Series and any deferred or prepaid expenses shown as an asset on the books of the Merging Series on the closing date of the reorganization. The Surviving Series will assume all liabilities, accrued expenses, costs, charges, and reserves of the Merging Series reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement, or such later date as the parties may agree.

   The value of the Merging Series' assets to be acquired and the Merging Series' liabilities to be assumed by the Surviving Series and the net asset value of shares of the Surviving Series will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Series' then current Prospectus and Statement of Additional Information as supplemented. The number of shares of the Surviving Series to be issued to each Merging Series will be determined by dividing (a) the value of the aggregate net assets attributable to shares of the Merging Series, respectively by (b) the net asset value per share of the Surviving Series.

   On the closing date, the Merging Series will liquidate and distribute pro rata to their shareholders of record the Surviving Series shares received by the Merging Series in exchange for their respective shares in the Merging Series. This liquidation and distribution will be accomplished by opening an account on the books of the Surviving Series in the name of each shareholder of record of the Merging Series and by crediting to each account the shares due pursuant to the reorganization. Every Merging Series shareholder will own shares of the Surviving Series immediately after the reorganizations, the value of which will be equal to the value of the shareholder's Merging Series shares immediately prior to the reorganizations.

   At or prior to the closing date, the Merging Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Merging Series shareholders all of the Merging Series' investment company taxable income for all taxable years ending at or prior to the closing date and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.


   Subject to certain limitations on liability, the Surviving Series has agreed to indemnify and hold harmless those Trustees of the Trust who are not "interested persons" of the adviser or distributor of the Merging Series (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by the reorganization agreements, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

   The consummation of each reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees, or by an authorized officer of the Trust, as appropriate.

   Among the significant conditions which may not be waived are: (a) the receipt by the Trust of an opinion of counsel that, the reorganization will qualify as a tax free reorganization described in Section 368(a) of the Code for federal income tax purposes, and (b) the approval of the reorganization agreement by the shareholders of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series, prior to the closing date, by resolution of the Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the meeting that would change the provisions for determining the number of Surviving Series shares to be issued to shareholders of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series without their further approval.

REASONS FOR THE REORGANIZATIONS

   The proposed reorganizations are the outcome of the deliberation by the Executive Committee and the Trustees of the Trust. Management initially recommended that the Trustees consider the following Series mergers:

Merged Series                                  Surviving Series
-------------                                  ----------------
Phoenix-Van Kampen Focus                       Phoenix-MFS Investors Growth
  Equity Series                                  Stock Series

Phoenix-Janus Growth Series

   Management recommended that the Trustees consider the benefits that the Series' shareholders would realize if each of the Merging Series were to be combined with the Surviving Series. In response to its recommendation, the independent Trustees of the Trust requested that Management outline specific reorganization proposals for their consideration and provide an analysis of the specific benefits that shareholders would realize from each proposal. Independent trustees are Trustees who are not "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")). After considering the specific reorganization proposals, the Trustees, including the independent trustees, at a meeting held on November 12, 2002, unanimously approved the reorganizations.

   In the course of their review, the Trustees noted that the reorganizations would be a means of combining three Series with similar investment objectives and principal investment strategies and would permit the shareholders of the Merging Series to pursue their investment goals in a Surviving Series, which after the completion of the reorganization, is anticipated to be larger than each merging series. In reaching this conclusion, the Board considered a number of additional factors, including, but not limited to, the following:

   o the potential benefits of the reorganizations to shareholders of the Surviving Series and the Merging Series, including that the reorganizations could result in economies of scale through the spreading of fixed costs over a larger asset base;

   o that the terms and conditions of the proposed Plans are not likely to result in dilution of any shareholder interests;

   o the compatibility of investment objectives, policies, restrictions and investment holdings of the Merging Series and the Surviving Series;

   o lower or equivalent management fees and operating expenses for the Surviving Series as compared to the Merging Series;

   o  the declining asset base of the Phoenix-Van Kampen Focus Equity Series;

   o  uncertainty with respect to the management and ownership of Janus;

   o the superior historical performance of mutual funds managed by MFS that share similar investment objectives and strategies with the Merging Series and the Surviving Series;

   o that the terms and conditions of the Plans are unlikely to affect the price of the outstanding shares of each Series;

   o that the reorganizations provide for continuity of distribution and shareholder servicing arrangements; and

   o that the reorganizations will not result in the recognition of any gain or loss for federal income tax purposes either to the Merging Series or the Surviving Series and should not adversely impact the tax treatment of variable products invested in whole or in part in any of the Series.

   After considering these and other factors, the Trustees, including the Independent Trustees, unanimously concluded at a meeting held on November 12, 2002 that the reorganizations are fair and reasonable and would be in the best interests of each Merging Series and the Surviving Series and their respective shareholders and that the interests of the Series' shareholders will not be diluted as a result of the transactions contemplated by the reorganizations. The Trustees then unanimously voted to approve the reorganizations and authorized the officers of the Trust to submit the reorganization proposals to shareholders for consideration.


   Upon further analysis and consideration, after the November 12, 2002 Board of Trustees meeting, it was determined that the approved mergers should not be completed as previously proposed. Because the Phoenix-MFS Investors Growth Stock Series had minimal assets under management and was relatively new in comparison to the Phoenix-Janus Growth Series, it was the opinion of the Trust's counsel and independent accountants that the Phoenix-Janus Growth Series was a better selection for the Surviving Series. Consequently, Management sought the consideration and approval of the Executive Committee of the Board of Trustees of the Trust on December 10, 2002 for the following revised proposal:


Merged Series                                  Surviving Series
-------------                                  ----------------
Phoenix-Van Kampen Focus                       Phoenix-Janus Growth Series
  Equity Series

Phoenix-MFS Investors Growth Stock Series


   The Executive Committee considered the following factors in deciding to approve the revised proposal:

   o the potential benefits of the reorganizations to shareholders of the Surviving Series and the Merging Series, including that the reorganizations could result in economies of scale through the spreading of fixed costs over a larger asset base;

   o that the terms and conditions of the proposed Plans are not likely to result in dilution of any shareholder interests;

   o the compatibility of investment objectives, policies, restrictions and investment holdings of the three series to be merged;

   o  the declining asset base of the Phoenix-Van Kampen Focus Equity Series;

   o  uncertainty with respect to the management and ownership of Janus;

   o the superior historical performance of mutual funds managed by MFS that share similar investment objectives and strategies with the Merging Series and the Surviving Series;

   o that the terms and conditions of the Plans are unlikely to affect the price of the outstanding shares of each Series;

   o that the reorganizations provide for continuity of distribution and shareholder servicing arrangements; and

   o that the reorganizations will not result in the recognition of any gain or loss for federal income tax purposes either to the Merging Series or the Surviving Series and should not adversely impact the tax treatment of variable products invested in whole or in part in any of the Series.

   The Executive Committee approved this revised proposal, recognizing that while less direct than Management's initial proposal, this method of reorganization is attractive for many of the same reasons as the original proposal and allows for the largest of the three affected series (the Phoenix-Janus Growth Series) to serve as the accounting, legal and performance survivor. By making the Phoenix-Janus Growth Series the accounting, legal and performance survivor, current and future investors, as well as regulators would be more able to review the accounting and performance history and legal makeup of the Surviving Series. Management will seek ratification from the Trustees as a whole at the regularly scheduled February 10, 2003 Board of Trustees meeting, before completing this reorganization.


FEDERAL INCOME TAX CONSEQUENCES

   McDermott, Will & Emery is to opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes, the reorganization will qualify as a tax free reorganization described in Section 368(a) of the Code. Accordingly, with respect to each reorganization:

   o no gain or loss will be recognized by the Merging Series on the transfer of its assets to the Surviving Series solely in exchange for Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Merging Series or upon the distribution of Surviving Series shares to the Merging Series insurance company shareholders in exchange for their shares of the Merging Series;

   o the tax basis of the Merging Series' assets acquired by the Surviving Series will be the same to the Surviving Series as the tax basis of such assets to the Merging Series immediately prior to the reorganization, and the holding period of the assets of the Merging Series in the hands of the Surviving Series will include the period during which those assets were held by the Merging Series; and

   o no gain or loss will be recognized by the Surviving Series upon the receipt of the assets of the Merging Series solely in exchange for the Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Merging Series.

   The receipt of such opinions that the reorganization will qualify as a tax free reorganization described in Section 368(a) of the Code, are conditions to the consummation of the reorganizations. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganizations, and the IRS is not bound by advice of counsel. You are not directly a shareholder of either Merging Series but, instead, some or all of your variable life insurance or variable annuity contract is invested in one or both of the Merging Series pursuant to your policy or contract. We also believe, however, that the reorganizations should not adversely affect the tax treatment of your variable contract.

   It is possible, although unlikely in our view, that, because the Merging Series will no longer be an available Series underlying your variable contract, your contract could be considered changed in a manner that causes the contract or policy to be considered newly issued for tax purposes. In such a case, your contract will be subject to tax rules in effect on the effective date of the reorganizations instead of the tax rules in effect on the issue date of your contract, which could have been more favorable.

   Shareholders of the Series should consult their tax advisers regarding the effect, if any, for the proposed reorganizations in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganizations, shareholders of the Series should also consult tax advisers as to state and local tax consequences, if any, of the reorganizations.

   It is also possible that if the reorganization were not tax free, which as indicated above is not expected, and the Surviving Series as a result failed to qualify as a regulated investment company, the diversification rules of Code
Section 817(h) might be violated. In such a case, income on your variable annuity or variable life contract could be currently taxable on you.

CAPITALIZATION

   The following table sets forth the capitalization of the Surviving Series and each Merging Series, and on a pro forma basis for the combined Surviving Series as of September 30, 2002 giving effect to the proposed acquisition of net assets of each Merging Series at net asset value.


------------------------------------- ---------------- ----- ------------------ ------------------- ------------------
                                         SURVIVING               PHOENIX-VAN        PHOENIX-MFS          PRO FORMA
                                          SERIES                 KAMPEN FOCUS        INVESTORS           COMBINED
                                                                EQUITY SERIES       GROWTH STOCK          SERIES
                                                                                       SERIES
------------------------------------- ---------------- ----- ------------------ ------------------- ------------------
 Net assets                            $ 54,970,173           $   6,353,166      $    4,556,264      $    65,879,554
------------------------------------- ---------------- ----- ------------------ ------------------- ------------------
 Net asset value per share             $       4.77           $        5.20      $         7.50      $          4.77
------------------------------------- ---------------- ----- ------------------ ------------------- ------------------
 Shares outstanding                      11,531,386               1,220,839             607,420           13,819,904
------------------------------------- ---------------- ----- ------------------ ------------------- ------------------

   The table set forth above should not be relied on to determine the number of Surviving Series shares to be received in the reorganizations. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Merging Series and the Surviving Series at the time of the reorganization.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

   The following discussion is a summary of some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Surviving Series and each Merging Series. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in the Trust's Prospectus and Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives of the Surviving Series and each Merging Series are similar. Even though MFS is intended to be the ultimate subadviser to the Surviving Series, the investment objective of the Surviving Series shall remain unchanged. The investment objectives of the Surviving Series and each Merging Series are "fundamental policies" which may not be changed without the approval of the holders of at least a "majority of the outstanding voting shares" of the Trust. A majority of the outstanding voting shares is defined in the 1940 Act as the lesser of (a) the vote of the holders of 67% or more of the outstanding voting shares of the Series present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of that Series are present in person or by proxy, or represented by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the Series.

   The principal investment strategies of the Surviving Series are also similar to the principal investment strategies of the Merging Series. Each principal investment strategy is not a fundamental policy requiring shareholder vote. As noted above, however, the Surviving Series is expected to be managed by MFS in conformity with the principal investment strategies currently deployed for the Phoenix-MFS Investors Growth Stock Series.

THE SURVIVING SERIES - PHOENIX-JANUS GROWTH SERIES

------------------------------------------------------- ----------------------------------------------------------------------------
 Investment Objective                                     Long-term growth of capital in a manner consistent with
                                                          the preservation of capital.

------------------------------------------------------- ----------------------------------------------------------------------------
 Principal Investment Strategies                          The series invests primarily in equity securities selected for their growth potential. The series invests primarily in U.S. and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The series may also invest to a lesser degree in other types of securities, including:

                                                            o  debt securities;
                                                            o  indexed/structured securities; and
                                                            o  high-yield (high-risk) bonds ("junk-bonds")
                                                               less than 35% of the series' assets).

                                                          Although the series can invest in companies of any size, it generally invests in larger, more established companies. The series may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser generally takes a "bottom-up" approach to selecting companies. In other words, the subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The subadviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the series.
                                                          Income realized on the series' investments will be incidental to its objectives.

                                                          The subadviser seeks companies that meet its selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the series may invest and the series may at times have significant foreign exposure.
------------------------------------------------------- ----------------------------------------------------------------------------

 THE PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES

------------------------------------------------------- ----------------------------------------------------------------------------
 Investment Objective                                     Capital appreciation by investing primarily in equity
                                                          securities.

------------------------------------------------------- ----------------------------------------------------------------------------

------------------------------------------------------- ----------------------------------------------------------------------------
 Principal Investment Strategies                        The series seeks to maximize capital appreciation by investing primarily in growth-oriented equity securities of U.S., and to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The series invests primarily in companies with market capitalizations of $10 billion
                                                        or more that the subadviser believes exhibit strong earnings growth potential. The series normally invests at least 80% of its assets in a non-diversified portfolio of equity securities. These securities may include common and preferred stocks, depositary receipts, convertibles, rights, warrants, and equity related
                                                        options and futures. The subadviser emphasizes individual security selection. The series generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

                                                        The series will limit its use of derivatives for non-hedging purposes to
                                                        33-1/3% of its assets measured by the aggregate notional amount of outstanding derivatives.

                                                        MSIM follows a flexible investment program in looking for companies with above average capital appreciation potential. Fundamental equity research drives the process. The subadviser focuses on companies with strong free cash flow potential, consistent or rising earnings growth records and compelling business strategies. The subadviser rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum.
                                                        Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The series considers selling securities of issuers that no longer meet the subadviser's investment criteria. The subadviser's concentration in a relatively small number of companies may lead to an emphasis on particular industry sectors.

------------------------------------------------------- ----------------------------------------------------------------------------

 THE PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

------------------------------------------------------- ----------------------------------------------------------------------------
 Investment Objective                                   Long-term growth of capital and future income rather than current income.

------------------------------------------------------- ----------------------------------------------------------------------------
 Principal Investment Strategies                        The series invests, under normal market conditions, at least 80% of its assets in common stocks and related  securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the subadviser believes offer better than average prospects for long-term growth.

                                                        MFS uses a bottom-up, as opposed to a top-down, investment style in managing the series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive

------------------------------------------------------- ----------------------------------------------------------------------------

------------------------------------------------------- ----------------------------------------------------------------------------
                                                        position and management's abilities) performed by the series' portfolio manager and the subadviser's large group of equity research analysts.

                                                        The series may invest up to 35% of its assets in foreign securities through which it may have exposure to foreign currencies.

------------------------------------------------------- ----------------------------------------------------------------------------


CERTAIN INVESTMENT RESTRICTIONS


   Each Series is subject to identical investment restrictions (except (1) and (2) below with respect to the Phoenix-Van Kampen Focus Equity Series) that restrict the scope of their investments. These investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting shares" of the Series (as that term is defined in the 1940 Act).

   None of the Series' may:

(1) with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Series (this restriction does not apply to the Phoenix-Van Kampen Focus Equity Series);

(2) purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities) (this restriction does not apply to the Phoenix-Van Kampen Focus Equity Series);

(3) issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction;

(4) borrow money, except (i) in amounts not to exceed one third of the value of the Series' total assets (including the amount borrowed) from banks, and
     (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing;

(5) underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the applicable law;

(6) purchase or sell real estate, except that a Series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Series as a result of the ownership of securities;

(7) make loans, except that a Series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies; and/or

(8) purchase or sell commodities or commodity contracts, except a Series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

   If any percentage restriction described above for the Series is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Series' assets will not constitute a violation of the restriction.


              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS


   The shares of the Trust are not directly offered to the public. Shares of the Trust are currently offered to certain separate accounts to fund variable accumulation annuity contracts or variable life insurance policies ("variable products") issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix"). Investments in the Trust may occur only by buying a variable product contract and directing the allocation of your payment(s) to the subaccount(s) corresponding to a Series. The subaccounts, in turn, invest in shares of the Trust. Not all Series may be offered through a particular variable product contract.

   Phoenix Equity Planning Corporation ("PEPCO"), is an indirect subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is the parent company of PLIC. PEPCO is also a broker-dealer registered with relevant regulators, serves as national distributor of variable products issued by these entities. Variable products may be purchased through broker-dealers registered with applicable regulatory authorities and who have entered into a sales agreement with PEPCO. Sales commissions will be paid to registered representatives based on the amount of premiums received in connection with the sale of variable products, subject to governing law. PLIC and its insurance company affiliates also pay commissions to PEPCO based on the amount of premiums received in connection with the sale of variable products, subject to governing law.

                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

   Each Series offers the same shareholder services. Phoenix-Van Kampen Focus Equity Series and Phoenix-Janus Growth Series distributes net investment income quarterly and Phoenix-MFS Investors Growth Stock Series distributes net investment income semi-annually. Each Series distributes net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Merging Series and the Surviving Series are paid in additional shares of the respective Series. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable Series in effect on the record date. Each Series currently offer shareholders identical exchange privileges. Shareholders of each Series may exchange their shares for shares of a corresponding series of the Trust.

   Shares of the Surviving Series and each Merging Series may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed shares are generally made within seven days after receipt of a redemption request in proper form and documentation, provided that each check used for purchases of shares has been cleared for payment.

   Because each Series offers the same shareholder services, after the closing, the same services will continue to be available to the shareholders of each Merging Series but in their capacity as shareholders of the Surviving Series.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

   The following is a summary of certain provisions of the Amended Declaration of Trust of each Merging Series and the Surviving Series.

FORM OF ORGANIZATION

   Each Series is a series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated February 18, 1986, as amended. The operations of these Series are governed by the Declaration of Trust and by Massachusetts law. The shares of the Trust are registered with the SEC as an open-end management investment company and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a new series or of each respective Series with another Series or other business organization subject to shareholder approval.

SHARES

   The Declaration of Trust authorizes the Trustees to create an unlimited number of Series. The Trust currently has thirty-five series outstanding. The Trust may also organize other series in the future. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. The assets and proceeds received by the Trust from the issue or sale of shares of a Series are allocated to that Series and constitute the rights of that Series, subject only to the rights of creditors. Any underlying assets of a Series are required to be segregated on the books of account of the Trust. These assets are to be used to pay the expenses of the Series as well as a share of the general expenses of the Trust.

MEETINGS

   The Trustees or President of the Trust may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any trustee shall be called by the Trustees or upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote.

SHAREHOLDER LIABILITY

   Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the Declaration of Trust limits shareholder liability. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

LIABILITY OF TRUSTEES

   The Declaration of Trust provides that the Trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust may purchase insurance for trustees to cover potential liabilities and will generally indemnify a trustee against such claims. The Trust may also advance payments to a trustee in connection with indemnification.

LIQUIDATION OR DISSOLUTION

   In the event of the liquidation or dissolution of any Series, the Trustees shall distribute the assets of the Series to the shareholders, according to their respective rights, after accounting for the liabilities of the Trust.

                                   FISCAL YEAR

   The Series each operate on a fiscal year that ends December 31.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

   Responsibility for the overall supervision of all Series rests with Trustees. PVA serves as investment adviser to each Series, MSIM is the subadviser for the Phoenix-Van Kampen Focus Equity Series, Janus is the subadviser for the Phoenix-Janus Growth Series and MFS is the subadviser for the Surviving Series. MFS will replace Janus as subadviser for the Surviving Series upon completion of the proposed merger. A team of managers and analysts makes investment and trading decisions for both Series. The names and general information pertaining to each portfolio manager for both Series is described above and within the Prospectus for the Trust. The Surviving Series will be renamed the Phoenix-MFS Investors Growth Stock Series upon completion of the proposed merger.

   PEPCO serves as financial agent of each Series and, as such, performs administrative, bookkeeping and pricing functions.

   State Street Bank and Trust Company serves as the custodian for each Merging Series and the Surviving Series.

   PricewaterhouseCoopers LLP serves as independent accountants for each Series.

                               VOTING INFORMATION

QUORUM AND VOTING REQUIREMENTS

   This Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Series in connection with the solicitation by the Board of Trustees of the Trust of proxies to be used at the meeting. Shareholders of record of each Merging Series at the close of business on December 20, 2002 ("Record Date") will be entitled to vote at the meeting or at any adjournments thereof. Each of the above shares is entitled to one vote, with proportionate voting for fractional shares. The record owners of the shares of each separate series of the Trust include the Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account and the PHLVIC Variable Universal Life Account (collectively, the "VUL Accounts"), which fund variable life insurance policies, and the Phoenix Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund variable annuity contracts.

   Each shareholder of record at the close of business on the Record Date is entitled to a notice of the meeting and will be asked to instruct Phoenix how to vote at the Special Meeting or any adjourned or postponed session. No shareholder, to the Trust's knowledge, owns contracts which are funded by more than five percent of the outstanding voting shares of the Trust or of any Series. The number of votes with respect to which each shareholder will be entitled to instruct Phoenix will be determined by applying the shareholder's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which a shareholder may provide instructions will be determined as of the Record Date.

   In accordance with its view of applicable law, Phoenix will vote the shares of the respective Merging Series for which Phoenix receives voting instructions from shareholders in accordance with those instructions. Phoenix will vote shares for which it has not received timely voting instructions from shareholders and any shares held by Phoenix or its affiliates for their own accounts in the same proportion as the shares for which shareholders have provided voting instructions to Phoenix.

   In addition to the proxy solicitation by mail, officers and regular employees of Phoenix or one of its affiliates may solicit voting instructions personally, by telephone or telegram. Phoenix will, upon request, reimburse banks, brokers, fiduciaries and nominees for their reasonable expenses in sending proxy materials. The cost of solicitation of voting instructions will be borne indirectly by Phoenix. You can provide voting instructions in any one of four ways:
         Through the Internet - www.proxyweb.com

         By telephone - (800) 690-6903

         By mail - USING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND POSTAGE PAID ENVELOPE

         In Person - AT THE SPECIAL MEETING

   Proxies executed by shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person, by telephone or by the Internet.

   We encourage you to vote by Internet or telephone, using the account number that appears on your enclosed Voting Instructions Card. These voting methods will reduce the time and costs associated with this proxy solicitation.


   As of the Record Date, Phoenix owned 1,160,346.4044 shares of the Phoenix-Van Kampen Focus Equity Series, 725,846.5951 shares of the Phoenix-MFS Investors Growth Stock Series and 11,001,110.4021 shares of the Surviving Series. As of the Record Date, less than 1% of the outstanding shares of beneficial interest of either Series were held of record or beneficially owned under a contract or policy by the Trustees or nominees for election as Trustee and by the executive officers of the Trust, as a group.


   A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT, DATED DECEMBER 31, 2001 AND MOST RECENT SEMIANNUAL REPORT, DATED JUNE 30, 2002 HAVE PREVIOUSLY BEEN FURNISHED TO SHAREHOLDERS. THE TRUST WILL FURNISH WITHOUT CHARGE, TO ANY SHAREHOLDER, UPON REQUEST, A COPY OF THE 2001 ANNUAL REPORT AND THE 2002 SEMIANNUAL REPORT. SUCH REQUESTS MAY BE DIRECTED TO JEFFREY WEYGANT, PHOENIX VARIABLE PRODUCTS OPERATIONS, P.O. BOX 8027, BOSTON, MA 02266-8027. SHAREHOLDERS MAY ALSO CALL JEFFREY WEYGANT TOLL-FREE AT (800) 541-0171.

   The Board knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed Voting Instructions Card(s) to vote in accordance with their best judgment.

   A majority of the outstanding voting shares of a Series entitled to vote shall constitute a quorum for the meeting. The affirmative vote of a majority of the outstanding voting securities of the Trust (i.e., the lesser of (i) 67% or more of the eligible votes of the respective Merging Series represented at the meeting if more than 50% of the eligible votes of the respective Merging Series are present in person or by proxy or (ii) more than 50% of the eligible votes of the respective Merging Series) must approve the herein contemplated mergers. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the respective Merging Series in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

   If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposals in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposals against such adjournment.

   The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

   The individuals named as proxies on the enclosed Voting Instructions Card will vote in accordance with the shareholder's direction, as indicated thereon, if the Voting Instructions Card is received and is properly executed. If the shareholder properly executes a Voting Instructions Card and gives no voting instructions with respect to a reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Trustees are not aware of any other matters to come before the meeting.

   Approval of the Phoenix-Van Kampen Focus Equity Series reorganization proposal by the shareholders of the Phoenix-Van Kampen Focus Equity Series is a condition of the consummation of the reorganization. If the reorganization is not approved, the Phoenix-Van Kampen Focus Equity Series will continue as a series of the Trust and the Trustees may consider other alternatives in the best interests of the shareholders of the Phoenix-Van Kampen Focus Equity Series.

   Approval of the Phoenix-MFS Investors Growth Stock Series reorganization proposal by the shareholders of the Phoenix-MFS Investors Growth Stock Series is a condition of the consummation of the reorganization. If the reorganization is not approved, the Phoenix-MFS Investors Growth Stock Series will continue as a series of the Trust and the Trustees may consider other alternatives in the best interests of the shareholders of the Phoenix-MFS Investors Growth Stock Series.

REVOCATION OF PROXIES

   Any shareholder who has given an instruction card has the right to revoke the proxy any time prior to its exercise:

   o by written notice of the instruction card's revocation to the Secretary of the Trust at the above address prior to the meeting;

   o by the subsequent execution and return of another instruction card prior to the meeting;

   o by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or

   o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

NO APPRAISAL RIGHTS

   The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

   In addition to solicitation of proxies by mail, officers and employees of PLIC or its affiliates, may solicit proxies personally or by telephone or telegram. PLIC or other representatives of the Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of instruction cards. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by PLIC for their reasonable expenses in sending proxy material to be beneficial owners of shares of a Merging Series. The cost of the solicitation of proxies will be borne by PLIC.

   If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of an instruction card by telephone, the shareholder may still submit the instruction card form included with this proxy statement or attend the meeting in person.

   THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMENDS YOU APPROVE EACH AGREEMENT AND PLAN OF REORGANIZATION.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE RESPOND PROMPTLY VIA INTERNET, TELEPHONE OR RETURN THE VOTING INSTRUCTIONS CARD IN THE POSTAGE PAID RETURN ENVELOPE.

                     ADDITIONAL INFORMATION ABOUT THE SERIES


   Additional information about the Series is included in the Series' Prospectus, as supplemented and the Statement of Additional Information as supplemented dated August 9, 2002 (Registration No. 33-5033), which has been filed with the SEC and is incorporated by reference herein. A copy of the Prospectus, as supplemented and Statement of Additional Information as supplemented may be obtained without charge by contacting Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling toll-free at 1-800-541-0171.


                                  MISCELLANEOUS

AVAILABLE INFORMATION

   Each Series and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, file reports, proxy materials, and other information with the SEC. Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Reference Section, Washington, D.C. 20549-0102.

PERFORMANCE FOR THE PERIOD ENDING SEPTEMBER 30, 2002

   The following table compares investment performance for each Series for the period ending September 30, 2002 and compares the same against relevant benchmarks. The Series' past performance is not necessarily an indication of how the Series will perform in the future. The Series performance does not reflect insurance contract expenses. If these expenses were included, the Series' performance would be lower.




Average Annual Total Returns (for the period ending          1 Year      Life of the Series      Inception Date
----------------------------                                 ------      ------------------      --------------
                September 30, 2002)


Surviving Series
o  Phoenix-Janus Growth Series                              (23.34%)          (23.26%)             12/15/99
o  S&P 500 Total Return Index(1)                            (20.48%)          (16.81%)             12/15/99

Merging Series
o  Phoenix-Van Kampen Focus Equity Series                   (25.44%)          (20.81%)             12/15/99
o  S&P 500 Total Return Index(1)                            (20.48%)          (16.81%)             12/15/99
o  Phoenix-MFS Investors Growth Stock Series                    -             (24.98%)             10/29/01
o  S&P 500 Total Return Index(1)                                -             (23.30%)             10/29/01
o  Russell 1000 Growth Stock Index(2)                                         (27.59%)             10/29/01

----------
(1) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock total performance which includes net dividends reinvested. The index is not available for direct investments.

(2) The Russell 1000 Growth Stock Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is not available for direct investment.

   GROWTH OF $10,000(1)    (PERIOD ENDING SEPTEMBER 30, 2002)



    Year       Phoenix-MFS Investors Growth Stock Series   Russell 1000 Growth Stock Series    S&P 500 Total Return Index
    ----       -----------------------------------------   --------------------------------    --------------------------
  10/29/01                  $10,000.00                                 $10,000.00                       $10,000.00
  09/30/02                   $7,502.04                                  $7,240.64                        $7,669.78

    Year        Phoenix-Van Kampen Focus Equity Series                                         S&P 500 Total Return Index
    ----        --------------------------------------                                         --------------------------
  12/15/99                  $10,000.00                                                                  $10,000.00
    2000                    $10,719.26                                                                  $10,248.23
    2001                     $6,986.38                                                                   $7,518.62
    2002                     $5,209.13                                                                   $5,987.76

    Year              Phoenix-Janus Growth Series                                              S&P 500 Total Return Index
    ----              ---------------------------                                              --------------------------
  12/15/99                  $10,000.00                                                                  $10,000.00
    2000                    $11,208.70                                                                  $10,248.23
    2001                     $6,225.12                                                                   $7,518.62
    2002                     $4,772.47                                                                   $5,987.76



SECTOR WEIGHTINGS (as a percentage of equity holdings as of September 30, 2002)
-----------------


                                 Phoenix-MFS Investors            Phoenix-Van Kampen              Phoenix-Janus Growth
Sector                            Growth Stock Series             Focus Equity Series                    Series
------                            -------------------             -------------------                    ------

Information Technology          $  737,403.17    16.41%         $1,153,466.20    19.89%        $  7,791,535.71    14.64%
Health Care                     $1,154,043.70    25.68%         $1,514,169.60    26.11%        $  9,506,291.61    17.86%
Financials                      $  524,002.30    11.66%         $  945,273.95    16.30%        $ 12,017,893.45    22.58%
Consumer Discretionary          $  925,880.30    20.60%         $  723,317.00    12.47%        $ 12,050,611.01    22.65%
Industrials                     $  510,676.60    11.36%         $  360,249.50     6.21%        $  5,283,984.40     9.93%
Consumer Staples                $  486,054.31    10.82%         $  692,002.50    11.93%        $  4,931,705.65     9.27%
Telecommunication Services      $   18,015.00     0.40%         $   64,758.40     1.12%        $          0.00     0.00%
Energy                          $  117,709.70     2.62%         $  345,472.25     5.97%        $  1,631,277.50     3.07%
Materials                       $   19,932.90     0.45%         $        0.00     0.00%        $          0.00     0.00%

Sum of Equity Holdings          $4,493,717.98   100.00%         $5,798,709.40   100.00%        $ 53,213,299.13   100.00%



----------
(1) This chart assumes an initial investment of $10,000 made on the inception dates noted in the tables above. Performance assumes dividends and capital gains are reinvested.

ASSET MIX AT SEPTEMBER 30, 2002 (as a percentage of total assets)
-------------------------------


                                Merging Series               Merging Series            Surviving Series
                            Phoenix-MFS Investors          Phoenix-Van Kampen        Phoenix-Janus Growth
Asset Mix                    Growth Stock Series          Focus Equity Series               Series
---------                    -------------------          -------------------               ------

Agency Mortgage Backed              0.00%                        0.00%                       0.12%
Cash                               (1.77%)                      (3.49%)                      1.11%
Common Stock                       93.41%                       91.27%                      92.27%
Convertible Bonds                   0.00%                        0.00%                       0.17%
Corporate Bonds                     0.00%                        0.00%                       0.14%
Foreign Common Stock                5.22%                        0.00%                       4.36%
Short Terms                         3.14%                       12.22%                       1.83%

Total Net Assets                  100.00%                      100.00%                     100.00%

TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2002 (as a percentage of total net assets)

          Merging Series                              Merging Series                               Surviving Series
          --------------                              --------------                               ----------------
 Phoenix-MFS Investors Growth Stock              Phoenix-Van Kampen Focus                    Phoenix-Janus Growth Series
 ----------------------------------              ------------------------                    ---------------------------
               Series                                  Equity Series
               ------                                  -------------
Pfizer, Inc.                   4.2%        Microsoft Corp.                   7.2%        Microsoft Corp.              5.0%
Microsoft Corp.                3.6%        Pfizer, Inc.                      5.9%        Viacom, Inc. Class B         4.8%
Johnson & Johnson              3.3%        Freddie Mac                       4.7%        Pfizer, Inc.                 4.7%
Wal-Mart Stores, Inc.          3.0%        Citigroup, Inc.                   4.1%        Fannie Mae                   4.4%
Northrop Grumman Corp.         2.6%        Wal-Mart Stores, Inc.             4.0%        Anheuser-Busch               4.0%
                                                                                           Companies, Inc.
SLM Corp.                      2.5%        Johnson & Johnson                 3.7%        Liberty Media Corp.          4.0%
                                                                                           Class A
Viacom, Inc. Class B           2.4%        General Electric Co.              3.7%        WellPoint Health             3.8%
                                                                                           Networks, Inc.
Tenet Healthcare Corp.         2.3%        Proctor & Gamble Co. (The)        3.1%        SLM Corp.                    3.4%
Harley-Davidson, Inc.          2.3%        Exxon Mobil Corp.                 2.7%        Genentech, Inc.              3.4%
3M Co.                         2.3%        Dell Computer Corp.               2.6%        Home Depot, Inc. (The)       3.0%

LEGAL MATTERS

   Richard J. Wirth, Counsel for PLIC and the Trust, has passed upon certain legal matters in connection with the issuance of the shares of the Surviving Series.

ADDITIONAL FINANCIAL INFORMATION


   The table below presents certain financial information for the Surviving Series. The financial highlights for each year ended December 31 are derived from the Surviving Series' audited financial statements for that year. The financial highlights for the six months ended June 30, 2002 are unaudited. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial statements for the Surviving Series for prior periods are contained in the Surviving Series' Annual Report to Shareholders which are included in the Statement of Additional Information related to this Prospectus Proxy/Statement.

FINANCIAL HIGHLIGHTS (UNAUDITED)
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

   The financial highlights table is intended to help you understand the Phoenix-Janus Growth Series' financial performance since inception. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming, reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except the six months ended June 30, 2002 which is unaudited. This report and the Series' financial statement are included in the December 31, 2001 Annual Report, Semiannual Report for the period ended June 30, 2002 and in the Statement of Additional Information.

                                                       SIX MONTHS ENDED                                    FROM INCEPTION
                                                            6/30/02                YEAR ENDED               12/15/99 TO
                                                          (UNAUDITED)             DECEMBER 31,                12/31/99
                                                                                  ------------                --------
                                                                                2001           2000
                                                                                ----           ----
                                                                          ------------------------------

Net asset value, beginning of period                     $    7.16          $   9.41       $  10.60        $   10.00
Income from investment operation
     Net investment income (loss)                            (0.01)            (0.02)(5)       0.01             0.01
     Net realized and unrealized gain (loss)                 (1.50)            (2.23)         (1.19)            0.59
                                                       ---------------------------------------------------------------------
         Total from investment operations                    (1.51)            (2.25)         (1.18)            0.60
                                                       ---------------------------------------------------------------------

Less Distributions
     Dividends from net investment income                     -                 -             (0.01)            -
                                                       ---------------------------------------------------------------------
         Total distributions                                  -                 -             (0.01)            -
                                                       ---------------------------------------------------------------------
Change in net asset value                                    (1.51)            (2.25)         (1.19)            0.60
                                                       ---------------------------------------------------------------------
Net asset value, end of period                           $    5.65          $   7.16       $   9.41        $   10.60
                                                       =====================================================================
Total return                                                (21.08)%(2)       (23.84)%       (11.17)%           6.00%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)                    $  69,858          $ 68,743       $ 69,508        $   3,275
Ratio to average net assets of:
     Operating expenses(3)                                    1.07%(1)          1.00%(4)       1.00%            1.00%(1)
     Net investment income                                   (0.20)%(1)        (0.26)%         0.15%            1.61%(1)
Portfolio turnover                                            37%(2)              35%            16%             0%(2)


----------


(1)  Annualized.

(2)  Not annualized.
(3) If the Investment adviser has not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.10%, 1.19%, 1.24% and 17.29% for the periods ended June 30, 2002, December 31, 2001, 2000 and 1999, respectively.
(4) For the period ended December 31, 2001 the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would not significantly differ.
(5)  Computed using average shares outstanding.

FUTURE SHAREHOLDER MEETINGS

   As a Massachusetts business trust, the Trust does not hold shareholder meetings, unless required by the 1940 Act. There will be a Special Meeting of the Phoenix-Aberdeen New Asia Series Shareholders, January 27, 2003, to consider a proposal to approve an Agreement and Plan of Reorganization. Other than that meeting, the Trust does not anticipate holding a meeting of shareholders of the Series in 2003. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

         Richard J. Wirth
         Phoenix Life Insurance Company
         PO Box 5056
         Hartford, CT 06102-5056

   Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                 OTHER BUSINESS

   The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of the Merging Series' shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Merging Series and the shareholders of the Merging Series.

                                              By Order of the Board of Trustees,


                                              RICHARD J. WIRTH
                                              Secretary

Hartford, Connecticut
January 23, 2003

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 14th day of February, 2003, by and between The Phoenix Edge Series Fund, a Massachusetts business trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Janus Growth Series (the "Surviving Series"), a separate series of the Trust, and the Trust, on behalf of the Phoenix-Van Kampen Focus Equity Series (the "Merging Series"), another separate series of the Trust.


         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Merging Series to the Surviving Series in exchange solely for voting shares of beneficial interest of the Surviving Series (the "Surviving Series Shares"), the assumption by the Surviving Series of all liabilities of the Merging Series, and the distribution of the Surviving Series Shares to the shareholders of the Merging Series in complete liquidation of the Merging Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Merging Series and the Surviving Series are separate series of the Trust, an open-end, registered investment company of the management type. The Merging Series owns securities which generally are assets of the character in which the Surviving Series is permitted to invest.

         The Trustees of the Trust have determined, with respect to the Surviving Series, that the exchange of all of the assets of the Merging Series for Surviving Series Shares and the assumption of all liabilities of the Merging Series by the Surviving Series is in the best interests of the Surviving Series and its shareholders and that the interests of the existing shareholders of the Surviving Series would not be diluted as a result of this transaction.

         The Trustees of the Trust, have also determined, with respect to the Merging Series, that the exchange of all of the assets of the Merging Series for Surviving Series Shares and the assumption of all liabilities of the Merging Series by the Surviving Series is in the best interests of the Merging Series and its shareholders and that the interests of the existing shareholders of the Merging Series would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE MERGING SERIES TO THE SURVIVING SERIES IN EXCHANGE FOR THE SURVIVING SERIES SHARES, THE ASSUMPTION OF ALL MERGING SERIES LIABILITIES, THE LIQUIDATION OF THE MERGING SERIES AND THE RENAMING OF THE SURVIVING SERIES.

         1.1 Subject to the requisite approval of the Merging Series shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Merging Series agrees to transfer all of the Merging Series' assets, as set forth in paragraph 1.2, to the Surviving Series, and the Surviving Series agrees in exchange therefor: (i) to deliver to the Merging Series the number of full and fractional Surviving Series Shares, determined by dividing the value of the Merging Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Merging Series, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Merging Series to be acquired by the Surviving Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Merging Series, and any deferred or prepaid expenses shown as an asset on the books of the Merging Series, on the Closing Date (collectively, the "Assets").

         1.3 The Merging Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Series shall also assume all of the liabilities of the Merging Series, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Merging Series will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Merging Series will distribute to the Merging Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Merging Series Shareholders"), on a pro rata basis, the Surviving Series Shares received by the Merging Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Merging Series' shares, by the transfer of the Surviving Series Shares then credited to the account of the Merging Series on the books of the Surviving Series to open accounts on the share records of the Surviving Series in the names of the Merging Series Shareholders. The aggregate net asset value of Surviving Series Shares to be so credited to Merging Series Shareholders shall be equal to the aggregate net asset value of the Merging Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Merging Series will simultaneously be canceled on the books of the Merging Series.

         1.5 Ownership of Surviving Series Shares will be shown on the books of the Surviving Series or its transfer agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Merging Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Merging Series.

         1.7 On or as soon as practicable after the Closing Date, the Trust shall rename the Surviving Series "the Phoenix-MFS Investors Growth Stock Series."

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Surviving Series.

         2.2 The net asset value of Surviving Series Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust's Board of Trustees which shall be described in the Surviving Series' then-current prospectus and statement of additional information.

         2.3 The number of Surviving Series Shares to be issued (including fractional shares, if any) in exchange for the Merging Series' Assets shall be determined by dividing the value of the net assets with respect to the shares of the Merging Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Series Share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made by Phoenix Equity Planning Corporation, in its capacity as financial agent for the Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be February 17, 2003, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

         3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Merging Series (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Surviving Series on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Merging Series' portfolio securities represented by a certificate or other written instrument shall be presented by the Merging Series Custodian to the custodian for the Surviving Series for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Merging Series on the next business day following the Closing Date for the account of the Surviving Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Merging Series' portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Merging Series shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Trust shall direct the Variable Products Operation unit of Phoenix Life Insurance Company (the "Transfer Agent"), on behalf of the Merging Series, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Merging Series Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Series shall issue and deliver a confirmation evidencing the Surviving Series Shares to be credited on the Closing Date to the Secretary of the Surviving Series, or provide evidence satisfactory to the Merging Series that such Surviving Series Shares have been credited to the Merging Series' account on the books of the Surviving Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Series or the Merging Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Surviving Series or the Merging Series, respectively, is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Trust, on behalf of the Merging Series, represents and warrants as follows:

         (a) The Merging Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust, as amended ("Declaration of Trust"), to own all of its Assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Merging Series under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Merging Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Merging Series and each prospectus and statement of additional information of the Merging Series used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Merging Series, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Trust, on behalf of the Surviving Series, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Series;

         (f) The Merging Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Merging Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Merging Series is a party or by which it is bound;

         (g) All material contracts or other commitments of the Merging Series (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Merging Series on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Surviving Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Merging Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Merging Series, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Merging Series at December 31, 2001, have been audited by PricewaterhouseCoopers, LLP ("PwC"), independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Surviving Series) present fairly, in all material respects, the financial condition of the Merging Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Merging Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2001, there has not been any material adverse change in the Merging Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Merging Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Merging Series due to declines in market values of securities in the Merging Series' portfolio, the discharge of Merging Series liabilities, or the redemption of Merging Series Shares by shareholders of the Merging Series shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Merging Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Merging Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Merging Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Merging Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Merging Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Merging Series, as provided in paragraph
3.3. The Merging Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Merging Series, nor is there outstanding any security convertible into any of the Merging Series shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Merging Series, and, subject to the approval of the shareholders of the Merging Series, this Agreement will constitute a valid and binding obligation of the Merging Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (o) The information to be furnished by the Merging Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

         (p) The proxy statement of the Merging Series (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Merging Series, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Series for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         4.2 The Trust, on behalf of the Surviving Series, represents and warrants as follows:

         (a) The Surviving Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Surviving Series under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Surviving Series and each prospectus and statement of additional information of the Surviving Series used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Surviving Series will have good and marketable title to the Surviving Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Merging Series has received notice and necessary documentation at or prior to the Closing;

         (f) The Surviving Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Surviving Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Surviving Series is a party or by which it is bound;

         (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Merging Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Surviving Series or any of the Surviving Series' properties or assets that, if adversely determined, would materially and adversely affect the Surviving Series' financial condition or the conduct of the Surviving Series' business. The Trust on behalf of the Surviving Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Surviving Series' business or the Surviving Series' ability to consummate the transactions herein contemplated;

         (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Surviving Series at December 31, 2001, have been audited by PwC, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Merging Series) present fairly, in all material respects, the financial condition of the Surviving Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (i) Since December 31, 2001, there has not been any material adverse change in the Surviving Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Merging Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Series due to declines in market values of securities in the Surviving Series' portfolio, the discharge of Surviving Series liabilities, or the redemption of Surviving Series Shares by shareholders of the Surviving Series, shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;


         (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Surviving Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;


         (l) All issued and outstanding Surviving Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Merging Series could, under certain circumstances, be held personally liable for obligations of the Merging Series) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Surviving Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Series Shares, nor is there outstanding any security convertible into any Surviving Series Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Surviving Series and this Agreement will constitute a valid and binding obligation of the Trust on behalf of the Surviving Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Surviving Series Shares to be issued and delivered to the Merging Series, for the account of the Merging Series Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Series Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Merging Series could, under certain circumstances, be held personally liable for obligations of the Merging Series);

         (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) That insofar as it relates to the Surviving Series, the Registration Statement relating to the Surviving Series Shares issuable hereunder, and the proxy materials of the Merging Series to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Merging Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Merging Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.       COVENANTS OF THE TRUST ON BEHALF OF THE SURVIVING SERIES AND THE
         MERGING SERIES

         5.1 The Surviving Series and the Merging Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2 The Trust will call a meeting of the shareholders of the Merging Series to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Merging Series covenants that the Surviving Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4 Subject to the provisions of this Agreement, the Surviving Series and the Merging Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Merging Series will make a liquidating distribution to its shareholders consisting of the Surviving Series Shares received at the Closing.

         5.6 The Surviving Series and the Merging Series shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Trust, on behalf of the Merging Series, covenants that it will, from time to time, as and when reasonably requested by the Trust on behalf of the Surviving Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Surviving Series may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Merging Series', title to and possession of the Surviving Series Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Surviving Series', title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

         5.8 The Surviving Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING SERIES

         The obligations of the Trust, on behalf of the Merging Series, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Surviving Series, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Trust, on behalf of the Surviving Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 The Trust, on behalf of the Surviving Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Surviving Series on or before the Closing Date;

         6.3 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES

         The obligations of the Trust, on behalf of the Surviving Series, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Merging Series, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Trust, on behalf of the Merging Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Trust shall have delivered to the Surviving Series a statement of the Merging Series' assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

         7.3 The Trust, on behalf of the Merging Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust, on behalf of the Merging Series, on or before the Closing Date;

         7.4 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

         7.5 The Merging Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES AND THE MERGING SERIES

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Merging Series, or the Trust, on behalf of the Surviving Series, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Merging Series in accordance with the provisions of the Trust's Declaration of Trust, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Trust may waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Series or the Merging Series, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 The parties shall have received the opinion of McDermott, Will & Emery, counsel to the Trust, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement, shall for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Company on behalf of the Merging Series and the Trust on behalf of the Surviving Series represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Life Insurance Company. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Surviving Series' prospectus and the Merging Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Trust has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 30, 2003, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Merging Series called by the Merging Series pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Surviving Series Shares to be issued to the Merging Series Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to The Phoenix Edge Series Fund, One American Row, Hartford, CT 06102-5056, Attn:
Richard J. Wirth, Esq.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Surviving Series, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party as provided in the Declaration of Trust.


         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


     Attest:                                                  THE PHOENIX EDGE SERIES FUND ON BEHALF OF ITS
                                                              PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES

     __________________________________                       By: _______________________________
     SECRETARY
                                                              Title: _______________________________

     Attest:                                                  THE PHOENIX EDGE SERIES FUND ON BEHALF OF ITS
                                                              PHOENIX-JANUS GROWTH SERIES

     __________________________________                       By: _______________________________
     SECRETARY
                                                              Title: _______________________________

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 14th day of February, 2003, by and between The Phoenix Edge Series Fund, a Massachusetts business trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Janus Growth Series (the "Surviving Series"), a separate series of the Trust, and the Trust, on behalf of the Phoenix-MFS Investors Growth Stock Series (the "Merging Series"), another separate series of the Trust.


         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Merging Series to the Surviving Series in exchange solely for voting shares of beneficial interest of the Surviving Series (the "Surviving Series Shares"), the assumption by the Surviving Series of all liabilities of the Merging Series, and the distribution of the Surviving Series Shares to the shareholders of the Merging Series in complete liquidation of the Merging Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Merging Series and the Surviving Series are separate series of the Trust, an open-end, registered investment company of the management type. The Merging Series owns securities which generally are assets of the character in which the Surviving Series is permitted to invest.

         The Trustees of the Trust have determined, with respect to the Surviving Series, that the exchange of all of the assets of the Merging Series for Surviving Series Shares and the assumption of all liabilities of the Merging Series by the Surviving Series is in the best interests of the Surviving Series and its shareholders and that the interests of the existing shareholders of the Surviving Series would not be diluted as a result of this transaction.

         The Trustees of the Trust, have also determined, with respect to the Merging Series, that the exchange of all of the assets of the Merging Series for Surviving Series Shares and the assumption of all liabilities of the Merging Series by the Surviving Series is in the best interests of the Merging Series and its shareholders and that the interests of the existing shareholders of the Merging Series would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE MERGING SERIES TO THE SURVIVING SERIES IN EXCHANGE FOR THE SURVIVING SERIES SHARES, THE ASSUMPTION OF ALL MERGING SERIES LIABILITIES, THE LIQUIDATION OF THE MERGING SERIES AND THE RENAMING OF THE SURVIVING SERIES.

         1.1 Subject to the requisite approval of the Merging Series shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Merging Series agrees to transfer all of the Merging Series' assets, as set forth in paragraph 1.2, to the Surviving Series, and the Surviving Series agrees in exchange therefor: (i) to deliver to the Merging Series the number of full and fractional Surviving Series Shares, determined by dividing the value of the Merging Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Merging Series, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").


         1.2 The assets of the Merging Series to be acquired by the Surviving Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Merging Series, and any deferred or prepaid expenses shown as an asset on the books of the Merging Series, on the Closing Date (collectively, the "Assets").

         1.3 The Merging Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Series shall also assume all of the liabilities of the Merging Series, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Merging Series will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Merging Series will distribute to the Merging Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Merging Series Shareholders"), on a pro rata basis, the Surviving Series Shares received by the Merging Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Merging Series' shares, by the transfer of the Surviving Series Shares then credited to the account of the Merging Series on the books of the Surviving Series to open accounts on the share records of the Surviving Series in the names of the Merging Series Shareholders. The aggregate net asset value of Surviving Series Shares to be so credited to Merging Series Shareholders shall be equal to the aggregate net asset value of the Merging Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Merging Series will simultaneously be canceled on the books of the Merging Series.

         1.5 Ownership of Surviving Series Shares will be shown on the books of the Surviving Series or its transfer agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Merging Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Merging Series.

         1.7 On or as soon as practicable after the Closing Date, the Trust shall rename the Surviving Series "the Phoenix-MFS Investors Growth Stock Series."

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Surviving Series.

         2.2 The net asset value of Surviving Series Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust's Board of Trustees which shall be described in the Surviving Series' then-current prospectus and statement of additional information.


         2.3 The number of Surviving Series Shares to be issued (including fractional shares, if any) in exchange for the Merging Series' Assets shall be determined by dividing the value of the net assets with respect to the shares of the Merging Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Series Share, determined in accordance with paragraph 2.2.


         2.4 All computations of value shall be made by Phoenix Equity Planning Corporation, in its capacity as financial agent for the Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be February 17, 2003, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

         3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Merging Series (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Surviving Series on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Merging Series' portfolio securities represented by a certificate or other written instrument shall be presented by the Merging Series Custodian to the custodian for the Surviving Series for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Merging Series on the next business day following the Closing Date for the account of the Surviving Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Merging Series' portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Merging Series shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Trust shall direct the Variable Products Operation unit of Phoenix Life Insurance Company (the "Transfer Agent"), on behalf of the Merging Series, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Merging Series Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Series shall issue and deliver a confirmation evidencing the Surviving Series Shares to be credited on the Closing Date to the Secretary of the Surviving Series, or provide evidence satisfactory to the Merging Series that such Surviving Series Shares have been credited to the Merging Series' account on the books of the Surviving Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Series or the Merging Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Surviving Series or the Merging Series, respectively, is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Trust, on behalf of the Merging Series, represents and warrants as follows:

         (a) The Merging Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust, as amended ("Declaration of Trust"), to own all of its Assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Merging Series under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Merging Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Merging Series and each prospectus and statement of additional information of the Merging Series used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Merging Series, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Trust, on behalf of the Surviving Series, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Series;

         (f) The Merging Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Merging Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Merging Series is a party or by which it is bound;

         (g) All material contracts or other commitments of the Merging Series (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Merging Series on or prior to the Closing Date;


         (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Surviving Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Merging Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Merging Series, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Merging Series at December 31, 2001, have been audited by PricewaterhouseCoopers, LLP ("PwC"), independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Surviving Series) present fairly, in all material respects, the financial condition of the Merging Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Merging Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2001, there has not been any material adverse change in the Merging Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Merging Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Merging Series due to declines in market values of securities in the Merging Series' portfolio, the discharge of Merging Series liabilities, or the redemption of Merging Series Shares by shareholders of the Merging Series shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Merging Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Merging Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Merging Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Merging Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Merging Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Merging Series, as provided in paragraph
3.3. The Merging Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Merging Series, nor is there outstanding any security convertible into any of the Merging Series shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Merging Series, and, subject to the approval of the shareholders of the Merging Series, this Agreement will constitute a valid and binding obligation of the Merging Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (o) The information to be furnished by the Merging Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

         (p) The proxy statement of the Merging Series (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Merging Series, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Series for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         4.2 The Trust, on behalf of the Surviving Series, represents and warrants as follows:

         (a) The Surviving Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Surviving Series under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Surviving Series and each prospectus and statement of additional information of the Surviving Series used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Surviving Series will have good and marketable title to the Surviving Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Merging Series has received notice and necessary documentation at or prior to the Closing;

         (f) The Surviving Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Surviving Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Surviving Series is a party or by which it is bound;

         (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Merging Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Surviving Series or any of the Surviving Series' properties or assets that, if adversely determined, would materially and adversely affect the Surviving Series' financial condition or the conduct of the Surviving Series' business. The Trust on behalf of the Surviving Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Surviving Series' business or the Surviving Series' ability to consummate the transactions herein contemplated;

         (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Surviving Series at December 31, 2001, have been audited by PwC, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Merging Series) present fairly, in all material respects, the financial condition of the Surviving Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (i) Since December 31, 2001, there has not been any material adverse change in the Surviving Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Merging Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Series due to declines in market values of securities in the Surviving Series' portfolio, the discharge of Surviving Series liabilities, or the redemption of Surviving Series Shares by shareholders of the Surviving Series, shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;


         (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Surviving Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;


         (l) All issued and outstanding Surviving Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Merging Series could, under certain circumstances, be held personally liable for obligations of the Merging Series) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Surviving Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Series Shares, nor is there outstanding any security convertible into any Surviving Series Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Surviving Series and this Agreement will constitute a valid and binding obligation of the Trust on behalf of the Surviving Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Surviving Series Shares to be issued and delivered to the Merging Series, for the account of the Merging Series Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Series Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Merging Series could, under certain circumstances, be held personally liable for obligations of the Merging Series);

         (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) That insofar as it relates to the Surviving Series, the Registration Statement relating to the Surviving Series Shares issuable hereunder, and the proxy materials of the Merging Series to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Merging Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Merging Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.       COVENANTS OF THE TRUST ON BEHALF OF THE SURVIVING SERIES AND THE
         MERGING SERIES

         5.1 The Surviving Series and the Merging Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2 The Trust will call a meeting of the shareholders of the Merging Series to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Merging Series covenants that the Surviving Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4 Subject to the provisions of this Agreement, the Surviving Series and the Merging Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Merging Series will make a liquidating distribution to its shareholders consisting of the Surviving Series Shares received at the Closing.

         5.6 The Surviving Series and the Merging Series shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Trust, on behalf of the Merging Series, covenants that it will, from time to time, as and when reasonably requested by the Trust on behalf of the Surviving Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Surviving Series may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Merging Series', title to and possession of the Surviving Series Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Surviving Series', title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

         5.8 The Surviving Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING SERIES

         The obligations of the Trust, on behalf of the Merging Series, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Surviving Series, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Trust, on behalf of the Surviving Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 The Trust, on behalf of the Surviving Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Surviving Series on or before the Closing Date;

         6.3 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES

         The obligations of the Trust, on behalf of the Surviving Series, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Merging Series, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Trust, on behalf of the Merging Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Trust shall have delivered to the Surviving Series a statement of the Merging Series' assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

         7.3. The Trust, on behalf of the Merging Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust, on behalf of the Merging Series, on or before the Closing Date;

         7.4 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

         7.5 The Merging Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES AND THE MERGING SERIES

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Merging Series, or the Trust, on behalf of the Surviving Series, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Merging Series in accordance with the provisions of the Trust's Declaration of Trust, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Trust may waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Series or the Merging Series, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 The parties shall have received the opinion of McDermott, Will & Emery, counsel to the Trust, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement, shall for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Company on behalf of the Merging Series and the Trust on behalf of the Surviving Series represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Life Insurance Company. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Surviving Series' prospectus and the Merging Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Trust has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 30, 2003, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Merging Series called by the Merging Series pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Surviving Series Shares to be issued to the Merging Series Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to The Phoenix Edge Series Fund, One American Row, Hartford, CT 06102-5056, Attn:
Richard J. Wirth, Esq.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Surviving Series, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party as provided in the Declaration of Trust.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


     Attest:                                                  THE PHOENIX EDGE SERIES FUND ON BEHALF OF ITS
                                                              PHOENIX-JANUS GROWTH SERIES

     __________________________________                       By: _______________________________
     SECRETARY
                                                              Title: _______________________________

     Attest:                                                  THE PHOENIX EDGE SERIES FUND ON BEHALF OF ITS PHOENIX-MFS
                                                              INVESTORS GROWTH STOCK SERIES

     __________________________________                       By: _______________________________
     SECRETARY
                                                              Title: _______________________________

                                     PART B

                          ACQUISITION OF THE ASSETS OF

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES
                                       AND

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES
          BY AND IN EXCHANGE FOR SHARES OF PHOENIX-JANUS GROWTH SERIES


                                  ALL SERIES OF
                          THE PHOENIX EDGE SERIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION



101 Munson Street                                               January 23, 2003
Greenfield, Massachusetts 01301
(800) 541-0171


             This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets and all the liabilities of Phoenix-Van Kampen Focus Equity Series (the "Phoenix Van Kampen Focus Equity Merging Series") and Phoenix-MFS Investors Growth Stock Series (the "Phoenix-MFS Investors Growth Stock Merging Series") all series of The Phoenix Edge Series Fund to the Phoenix-Janus Growth Stock Series (the "Surviving Series") each a series of The Phoenix Edge Series Fund, consists of this cover page and the following described documents, each of which is attached and incorporated:


     1) the Statement of Additional Information of The Phoenix Edge Series Fund dated August 9, 2002, as supplemented (Registration No. 33-5033);

     2) the Annual Report of The Phoenix Edge Series Fund for the year ended December 31, 2001;

     3) Semiannual Report of The Phoenix Edge Series Fund for the six-month period ended June 30, 2002; and

     4)  the Pro Forma Financial Statements.


         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement dated January 23, 2003. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling Variable Products Operations ("VPO") at 800-541-0171 or by writing to Phoenix Variable Products Mail Operations at PO Box 8027, Boston, Massachusetts 02266-8027.

                          THE PHOENIX EDGE SERIES FUND

   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 9, 2002




The Board of Trustees of The Phoenix Edge Series Fund (the "Fund") has accepted the resignation of Timothy P. Shriver as a Trustee of the Fund. All references in the Statement of Additional Information to Timothy P. Shriver no longer apply.





Dated: November 11, 2002       Please keep this supplement for future reference.







TF800

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
101 Munson Street                                      MAIL OPERATIONS ("VPMO"):
Greenfield, Massachusetts                                            PO Box 8027
                                                           Boston, MA 02266-8027

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 9, 2002

    This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for The Phoenix Edge Series Fund (the "Fund") dated August 9, 2002 (hereinafter called the "prospectus"). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling Variable Products Operations ("VPO") at 800/541-0171 or by writing to VPMO at the address above. The financial statements can be found in the Fund's Annual and Semiannual Reports to shareholders, which are incorporated by reference. Copies of the Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request. The contents of this SAI are incorporated by reference in the prospectus in their entirety.


                       TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

    The Fund .............................................................    2

    Permitted Investments and Risk Factors ...............................    2

    Additional Investment Policies of Certain Series......................   21

    Investment Restrictions...............................................   26

    Portfolio Turnover....................................................   27

    Management of the Fund ...............................................   28

    The Investment Advisors and Subadvisors...............................   33

    Custodian ............................................................   40

    Foreign Custodian ....................................................   41

    Independent Accountants ..............................................   41

    Financial Agent.......................................................   41

    Code of Ethics........................................................   41

    Brokerage Allocation .................................................   41

    Determination of Net Asset Value .....................................   42

    Investing in the Fund ................................................   43

    Redemption of Shares .................................................   43

    Taxes ................................................................   43

    Disclaimer............................................................   44

    Financial Statements .................................................   45

    Appendix..............................................................   46

THE FUND
--------------------------------------------------------------------------------

    The Fund is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering 37 series. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. All of the series described in this SAI are classified as diversified under the 1940 Act, except for the following series which are non-diversified: Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Duff & Phelps Real Estate Securities Series, and Phoenix-Van Kampen Focus Equity Series. Shares in each series of the Fund are available to the following insurance company separate accounts:


[diamond]   The Phoenix Life Variable Accumulation Account, a separate account of Phoenix Life Insurance Company ("Phoenix") established on
            June 21, 1982;

[diamond]   The Phoenix Life Variable Universal Life Account, a separate account of Phoenix established on June 17, 1985;

[diamond]   The PHL Variable Accumulation Account, a separate account of PHL
            Variable Insurance Company ("PHL Variable") established on
            December 7, 1994;

[diamond]   The PHL Variable Universal Life Account, a separate account of PHL
            Variable established on September 10, 1998;

[diamond]   The Phoenix Life and Annuity Variable Universal Life Account, a
            separate account of Phoenix Life and Annuity Company ("PLAC") established on July 1, 1996.

    The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The Accounts own all of the shares of the Fund.

PERMITTED INVESTMENTS AND RISK FACTORS
--------------------------------------------------------------------------------
    The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

    All of the series described in this SAI may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

    Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BANKERS' ACCEPTANCES
    A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

BRADY BONDS
    Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CERTIFICATES OF DEPOSIT
    Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

COMMERCIAL BANK OBLIGATIONS
    For the purposes of each series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S.

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securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

COMMERCIAL PAPER
    Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding 9 months.

CONVERTIBLE SECURITIES
    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and
(3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. (This 5% restriction does not apply to the Phoenix-Janus Flexible Income or Phoenix-Janus Growth Series.) A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CORPORATE ASSET-BACKED SECURITIES
    Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

    Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

CORPORATE SECURITIES
    The series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

DEBT SECURITIES
    The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS
    Each series may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a series' investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

    ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The series may invest in both sponsored and unsponsored ADRs.

    Broker/dealers have recently launched another form of depositary receipt which represents an ownership interest in a pro rata portion of a portfolio of debt securities, which may, or may not, include foreign securities. The issuer may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as 144A securities which may make them more difficult and costly to sell.

DOLLAR DENOMINATED FOREIGN DEBT SECURITIES
    Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKET SECURITIES
    "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

EQUITY LINKED DERIVATIVES
    The series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimized Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

EQUITY SECURITIES
    Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a series invests will cause the net asset value of the series to fluctuate.

FINANCIAL FUTURES AND RELATED OPTIONS
    The series may enter into futures contracts on financial instruments ("financial futures") for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    In contrast to the situation when series purchase or sell a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, a series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a series may wish to buy in the future by purchasing futures contracts.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

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    Except for the Phoenix-Van Kampen Focus Equity, Phoenix-Deutsche Dow 30, and
Phoenix-Deutsche Nasdaq-100 Index(R) Series, transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

    A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

FIXED INCOME SECURITIES
    Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical rating organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a series' securities will not affect cash income derived from these securities but will affect the series' net asset value.

FOREIGN CURRENCY TRANSACTIONS
    For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

    When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

    If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FOREIGN SECURITIES
    Each series may invest up to 25% of its total net asset value in foreign securities unless otherwise stated in the chart below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of total net asset value in foreign securities by the series.

-----------------------------------------------------------
SERIES                                          % LIMITS
-----------------------------------------------------------
Phoenix-Aberdeen International                     100%
-----------------------------------------------------------
Phoenix-Aberdeen New Asia                          100%
-----------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value           15%
-----------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth             50%
-----------------------------------------------------------
Phoenix-Hollister Value Equity                      30%
-----------------------------------------------------------
Phoenix-Janus Flexible Income                      100%
-----------------------------------------------------------
Phoenix-Janus Growth                               100%
-----------------------------------------------------------
Phoenix-Lazard International Equity Select         100%
-----------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                  20%*
-----------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                 10%*
-----------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                   10%*
-----------------------------------------------------------
Phoenix-MFS Investors Growth                        35%
-----------------------------------------------------------
Phoenix-MFS Investors Trust                         20%
-----------------------------------------------------------
Phoenix-MFS Value                                   35%
-----------------------------------------------------------
Phoenix-Oakhurst Growth and Income                  20%
-----------------------------------------------------------
Phoenix-Sanford Bernstein Global Value             100%
-----------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value             20%
-----------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                       20%
-----------------------------------------------------------
Phoenix-Seneca Strategic Theme                      35%
-----------------------------------------------------------
Phoenix-State Street Research Small-Cap             35%
Growth
-----------------------------------------------------------

    *The subadvisor for these series does not consider ADRs and securities of companies domiciled outside the U.S., but whose principal trading market is in the U.S. to be "foreign securities." This may have the indirect effect of increasing the series' exposure to these types of securities.

    The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each series, other than those listed in the table above, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-J.P. Morgan Research Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

    The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    For the series that may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

    In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

INDEXED SECURITIES
    The series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

    The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
    The series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
    Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the Investment Company Act of 1940, a series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a series may invest in an investment company in excess of these limits; for instance, when a series invests collateral it receives from loaning its portfolio securities.

    As the shareholder of another investment company, the series will bear its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a series pays in connection with its own operations.

JUNK BONDS
    The chart below sets forth the series that are permitted to invest in junk bonds and the percentage of total net assets each series may invest in such securities.

---------------------------------------------------------
SERIES                                       % LIMITS
---------------------------------------------------------
Phoenix-Aberdeen International                    20%
---------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth            5%
---------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income         50%
---------------------------------------------------------
Phoenix-Janus Flexible Income                    100%
---------------------------------------------------------
Phoenix-Janus Growth                              35%
---------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                80%
---------------------------------------------------------
Phoenix-MFS Value                                 20%
---------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation              5%
---------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                      5%
---------------------------------------------------------
Phoenix-Van Kampen Focus Equity                    5%
---------------------------------------------------------

    Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a series may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Phoenix-Aberdeen New Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.

LEVERAGE
    The Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-Hollister Value Equity, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Seneca Mid-Cap Growth, Phoenix-Seneca Strategic Theme and Phoenix-Van Kampen Focus Equity Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Hollister Value Equity, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap and the Phoenix-Van Kampen Focus Equity Series may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. The Phoenix-AIM Mid-Cap Equity, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap and Phoenix-Van Kampen Focus Equity Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage The Phoenix-Hollister Value Equity Series may borrow up to one-third of the its net assets. If the value of such series' assets decreases and the amount of the loans exceed one-third of the series' net assets, the series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the series' net assets.

    The Phoenix-Oakhurst Growth and Income, Phoenix-Sanford Bernstein Global Value, and Phoenix-Sanford Bernstein Mid-Cap Value Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix-Oakhurst Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; Phoenix-Oakhurst Growth and Income and Phoenix-Sanford Bernstein Global Value Series may collateralize any such borrowing with up to 33-1/3% of its total assets.

    Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

LOANS AND OTHER DIRECT INDEBTEDNESS
    The series may purchase loans and other direct indebtedness. In purchasing a loan, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loans and the other direct indebtedness acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

    The series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the series will purchase, the adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass onto the series amounts
                                       11
payable with respect to the loan and to enforce the series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

    The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

    Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

    FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS
    A series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee. If the income and capital gains from the series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the series sells securities becomes insolvent, the series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OPTIONS
    Buying Call and Put Options. Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

    The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not, the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option that is being closed.

    The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

    Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series, other than the Phoenix-Van Kampen Focus Equity Series, may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

    The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    Writing Covered Call Options. The series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.

    A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets (15% of the net assets of each of the Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Van Kampen Focus Equity Series). The "liquidity charge" referred to above is computed as described below.

    The series anticipates entering into agreements with dealers to which the series sell OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PIK BONDS
    PIK bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each series, other than those listed below, may invest up to 15% of its net assets in illiquid securities. The Phoenix-Lord Abbett Bond-Debenture, may invest up to 10% of its net assets in illiquid securities. The Phoenix-Lord Abbett Large-Cap Value Series may invest up to 5% of its net assets in illiquid securities.

PRIVATIZATIONS
    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS
    REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

    REITs generally can be classified as follows:

[diamond]  Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

[diamond]  Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

[diamond]  Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.

    REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

REPURCHASE AGREEMENTS
    Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    Each series may invest in repurchase agreements. However, no more than 15% of a series' net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

RESET OPTIONS
    In certain instances, the series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the series is paid at termination, the series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

REVERSE REPURCHASE AGREEMENTS
    A reverse repurchase agreement is a borrowing transaction in which the series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A series will segregate with custodian liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a series' assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a series may decline below the price at which the series is obligated to repurchase the securities.

SHORT SALES
    The series may seek to hedge investments or realize additional gains through short sales. The series may make short sales, which are transactions in which a series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the series must borrow the security to make delivery to the buyer. The series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the series. Until the security is replaced, the series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The series also will incur transaction costs in effecting short sales.

    The series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the series replaces the borrowed security. The series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the series may be required to pay in connection with a short sale.

    Whenever the series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
    The series may make short sales "against the box," i.e., when a security identical to one owned by the series is borrowed and sold short. If the series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SMALL AND MID CAPITALIZATION SECURITIES
    Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SPECULATIVE BONDS
    The series may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

STRIPPED MORTGAGE-BACKED SECURITIES
    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

SWAP AGREEMENTS
    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

    Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY BORROWING
    The series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TIME DEPOSITS
    Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. GOVERNMENT OBLIGATIONS
    Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

VARIABLE AND FLOATING RATE OBLIGATIONS
    Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

WHEN-ISSUED SECURITIES
    The series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series

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will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

"YIELD CURVE" OPTIONS
    The series may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Yield curve options may be used for the same purposes as other options on securities. Specifically, the series may purchase or write such options for hedging purposes. For example, the series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisor, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.

ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES
--------------------------------------------------------------------------------
    The following policies are non-fundamental and may be changed without shareholder vote.

PHOENIX-ABERDEEN INTERNATIONAL SERIES
    The Phoenix-Aberdeen International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    The series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the series' investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

PHOENIX-ABERDEEN NEW ASIA SERIES
    The Phoenix-Aberdeen New Asia Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-AIM MID-CAP EQUITY SERIES
    To the extent that the Phoenix-AIM Mid-Cap Equity Series enters into futures contracts, options on futures

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contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the series, after taking into account unrealized profits and unrealized losses on contracts it has entered into. This does not limit the percentage of the series assets at risk to 5%.

    The series will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the series' total assets. The series will not purchase options if, at any time of the investment, the aggregate premiums paid for the options exceed 5% of the series' total assets.

    The series does not currently intend to invest in inverse floating rate obligations, PIK bonds, private placements, privatizations, reset options, variable or floating rate securities, or "yield curve" options. The series does not invest in speculative bonds. The series also will not lend portfolio securities with a value of more than 33% of its assets. The series will not invest more than 25% of its net assets in REITS.

    The series may participate in the initial public offering ("IPO") market, and a portion of the series' returns could be attributable to its investments in IPOs, which would have a magnified impact due to the series' small asset base. As the series' assets grow, it is probable that the effect of the series' investment in IPOs on its total returns will decline, which may reduce the series' total returns.

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES
    The Phoenix-Alliance/Bernstein Growth + Value Series will not lend portfolio securities with a value of more than 30% of its assets. The series will not invest more than 25% of its net assets in REITS.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
    As the Phoenix-Duff & Phelps Real Estate Securities Series indirectly invests in REITs, investors will bear not only the proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

    The series may invest any amount of its assets in any class or type of security believed by the subadvisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment-grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

    Diversification among market sectors will be a factor in selecting securities for the series. However, the subadvisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established-market countries and emerging-market countries.

PHOENIX-ENGEMANN SMALL & Mid-Cap Growth Series

    The Phoenix-Engemann Capital Growth Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
    The Phoenix-Engemann Small & Mid-Cap Growth may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The series may also invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

PHOENIX-GOODWIN MONEY MARKET SERIES
    By limiting the maturity of its investments, this series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high-grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

    The Phoenix-Goodwin Money Market Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
    The Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-HOLLISTER VALUE EQUITY SERIES
    The series may invest in convertible securities. The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

    The series may lend portfolio securities in amounts up to one-third the value of its total assets to increase its investment returns.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
    The investment strategy of the Phoenix-J.P. Morgan Research Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P
500. The portfolio intends to invest in securities of approximately 325 issuers, which securities are rated by the series' subadvisor to have above-average expected returns.

    The series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

[diamond] Research: The subadvisors of the series -- more than 20 domestic equity analysts, each an industry specialist with an average of over 12 years experience, follow over 650 predominantly large- and medium-sized U.S. companies. A substantial majority of these companies are issuers of securities that are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

[diamond] Valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

[diamond] Stock selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the series holds a large number of stocks to enhance its diversification.

    Characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalization above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500. The series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    The series intends to manage its portfolio actively in pursuit of its investment objective. Since the series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

PHOENIX-JANUS FLEXIBLE INCOME SERIES
    The Phoenix-Janus Flexible Income Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-JANUS GROWTH SERIES
    The Phoenix-Janus Growth Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
    The Phoenix-Lazard International Equity Select Series may invest up to 20% of its net assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that adverse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.

PHOENIX-LAZARD SMALL-CAP VALUE SERIES
    Equity securities of small-cap companies in which the series may invest generally have one or more of the following characteristics:

[diamond] the potential to become a larger factor in the company's business sector

[diamond] significant debt but high levels of free cash flow

[diamond] a relatively short corporate history with the expectation that the business may grow

    The series may invest up to 20% of its assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that averse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.

PHOENIX-LAZARD U.S. MULTI-CAP SERIES
    The Phoenix-Lazard U.S. Multi-Cap Series may invest up to 20% of its assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that averse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES
    The Phoenix-MFS Investors Growth Stock Series does not invest in Brady bonds, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, warrants, PIK bonds, reset options, reverse repurchase agreements, short sales against the box, speculative bonds, stripped mortgage-backed securities, swap agreements, "yield curve" options, or zero and deferred coupon debt securities. The series will not lend portfolio securities with a value of more than 30% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-MFS INVESTORS TRUST SERIES
    The Phoenix-MFS Investors Trust Series does not invest in Brady bonds, corporate asset-backed securities, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, mortgage-backed securities, options, reset options, reverse repurchase agreements, speculative bonds, stripped mortgage-backed securities, swap agreements or "yield curve" options. The series will not lend portfolio securities with a value of more than 30% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-MFS VALUE SERIES
    The Phoenix-MFS Value Series does not invest in inverse floating rate obligations, reverse repurchase agreements, or short sales against the box. The series will not lend portfolio securities with a value of more than 30% of its assets.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
    The Phoenix-Oakhurst Growth and Income Series intends to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

    Market Segment Investments. The Phoenix-Oakhurst Strategic Allocation Series seeks to achieve its investment objective by investing in the 3 market segments of stocks, bonds and money market instruments described below.

[diamond] STOCKS--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

[diamond] BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

          o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

          o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

          o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Oakhurst Strategic Allocation Series' total assets;

          o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

          o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

[diamond] MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

          o those money market instruments described in this Statement of Additional Information; and

          o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Oakhurst Strategic Allocation Series may enter into financial futures and options contracts.

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
    The Phoenix-Sanford Bernstein Global Value Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-SENECA STRATEGIC THEME SERIES
    The Phoenix-Seneca Strategic Theme Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The Phoenix-Seneca Strategic Theme Series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES
    Investments in initial public offerings ("IPO") can have a significant positive impact on the series' performance. The positive effect of investments in IPOs may not be sustainable because of a number of factors. The series may not be able to buy shares in some IPOs or may be able to buy only a small number of shares. Also, the series may not be able to buy the shares at the commencement of the offering and the general availability and performance of IPOs are dependent on market psychology and economic conditions. Also, the relative performance impact of IPOs is likely to decline as the series grows.

    The series may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The series will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The series dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.

    The series may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes.

PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES
    The Phoenix-Van Kampen Focus Equity Series may enter into financial futures contracts for non-hedging purposes to further the series' investment objective and enhance returns. The series, however, will not use financial futures contracts or other derivative products in a manner that creates leverage, except to the extent expressly permitted by the series' investment policies. The Phoenix-Van Kampen Focus Equity Series also may hedge its foreign currency exchange rate risk by engaging in currency forwards or financial futures and options transactions.

    A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily and held in a segregated account with the custodian bank for the series in an amount sufficient to cover the cost of purchasing the obligation.

    The Phoenix-Van Kampen Focus Equity Series may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

    The Phoenix-Van Kampen Focus Equity Series may use structured notes. These are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P
500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

    Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The series will use Structured Notes to tailor its investments to the specific risks and returns the subadvisor wishes to accept while avoiding or reducing certain other risks.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS
    The following investment restrictions are fundamental policies of the series described in this SAI and may not be changed except as described above.

 (1) A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series.

      This restriction does not apply to the Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Duff & Phelps Real Estate Securities or Phoenix-Van Kampen Focus Equity Series.

(2) A series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

      This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Deutsche Dow 30 or Phoenix-Deutsche Nasdaq-100 Index(R) or Phoenix-Van Kampen Focus Equity Series.

      In addition, the Phoenix-Goodwin Money Market Series and Phoenix-Oakhurst Strategic Allocation Series may invest more than 25% of their assets in the banking industry.

(3) A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

(4) A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

(5) A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

(6)   A series may not purchase or sell real estate, except that a series may
      (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
      (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

(7) A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

(8) A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
    The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements that enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix-Goodwin Money Market Series) are set forth under "Financial Highlights" in the prospectus. The portfolio turnover rates for the Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value, Phoenix-Lord Abbett Mid-Cap Value, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, Phoenix-MFS Value, Phoenix-State Street Research Long Duration, and Phoenix-State Street Research Small-Cap Growth Series are for less than a full year.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
    The Board of Trustees supervises the business and affairs of the Fund under the laws of The Commonwealth of Massachusetts and the Declaration of Trust. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. There is no stated term of office for Trustees of the Fund.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                              FUND COMPLEX      OTHER TRUSTEESHIPS/
NAME, ADDRESS, (DOB), AND            LENGTH OF              PRINCIPAL OCCUPATION(S)            OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED               DURING PAST 5 YEARS                TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA                 Since 1999     Retired                                        36        None
704 SW Lake Charles Circle
Port St. Lucie, FL  34986
(4/11/40)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                       Since 1999     Retired                                        36        None
497 Hensler Lane
Oradell, NJ 07649
(2/5/34)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien                  Since 2000     Retired                                        36        Chairman, Board of
37 Stonegate Drive                                                                                           Trustees at The
Wethersfield, CT 06109                                                                                       University of
(5/14/43)                                                                                                    Connecticut
Trustee                                                                                                      (1997-present).
                                                                                                             Director, USAllianz
                                                                                                             Variable
                                                                                                             Insurance Product
                                                                                                             Trust, 23 funds
                                                                                                             (1999-present).

------------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                     Since 1999     Self-employed                                  36        Director, Peoples'
35 Saddle Ridge Drive                                                                                        Bank
Bloomfield, CT 06002                                                                                         (1995-present)
(2/1/38)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                   Since 2000     Retired; previously Managing Director,         36        Director,
312 Greenley Road                                   Saugatuck Associates, Inc. (1999-2000);                  Barnes Group, Inc.
New Canaan, CT 06840                                Vice Chairman, (1997-1998),                              (1997-present).
(6/19/37)                                           President/Chief Operating Officer
Trustee                                             (1992-1997), Handy & Harman, Trenwick
                                                    Group, LTD (1999-2001)

------------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                       Since 1999     Principal/Attorney, Cummings & Lockwood,       36        None
Cummings & Lockwood                                 LLC (1996-present)
Cityplace I
Hartford, CT  06103
(7/28/50)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Timothy P. Shriver                   Since 1999     President and Chief Executive Officer,         36        None
Special Olympics, Inc.                              Special Olympics, Inc. (1996-present)
1325 G Street, N.W. #500
Washington, D.C. 20005
(8/29/59)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Simon Y. Tan*                        Since 1999     Various positions, including Executive         36        Director,
One American Row                                    Vice President, Phoenix Life Insurance                   Phoenix-Aberdeen
Hartford, CT 06102                                  Company (1982-present)                                   International
(2/17/52)                                                                                                    Advisors, LLC.
President                                                                                                    Director and President
                                                                                                             (1999-present) Phoenix
                                                                                                             Variable Advisors,
                                                                                                             Inc.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                              FUND COMPLEX      OTHER TRUSTEESHIPS/
NAME, ADDRESS, (DOB), AND            LENGTH OF              PRINCIPAL OCCUPATION(S)            OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED               DURING PAST 5 YEARS                TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Gilotti*                  Since 2002     Executive Vice President, The Phoenix          36        N/A
One American Row                                    Edge Series Fund (1999-present), Senior
Hartford, CT 06102                                  Vice President, Phoenix Life Insurance
(05/25/47)                                          Company (1999-present); Director
Executive Vice President                            (2000-present), Phoenix Variable
                                                    Advisors, Inc; Vice President, Bank and
                                                    Broker/Dealer Markets, Aetna Retirement
                                                    Services (1994-1999)
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss                     Since 1994     Vice President, Treasurer and Principal        N/A        N/A
56 Prospect Street                                  Accounting Officer, The Phoenix Edge
Hartford, CT  06115                                 Series Fund(1994-present), Phoenix Funds
(1994-present), Phoenix Duff & Phelps               Institutional Mutual Funds (1996-present),
(11/24/52)                                          Phoenix-Aberdeen Series Fund (1996-present)
Vice President, Treasurer and                       and Phoenix-Seneca Funds (2000-present).
Principal Accounting Officer                        Vice President and Treasurer
                                                    (1994-present), Phoenix Equity Planning
                                                    Corporation.

------------------------------------------------------------------------------------------------------------------------------------
Richard J. Wirth                     Since 2001     Vice President, Secretary and Counsel,         N/A        N/A
One American Row                                    The Phoenix Edge Series Fund. Vice
Hartford, CT 06102                                  President and Insurance and Investment
(11/14/58)                                          Products Counsel. Phoenix Life
Vice President,                                     Insurance Company (1993-present).
Secretary and Counsel

------------------------------------------------------------------------------------------------------------------------------------
Doreen A. Bonner                     Since 1999     Director, Product and Market Development,      N/A        N/A
One American Row                                    Phoenix Life Insurance Company
Hartford, CT 06102                                  (1980-present)
(2/21/56)
Vice President and
Compliance Officer

------------------------------------------------------------------------------------------------------------------------------------

* The individuals listed above are "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

    None of the Trustees or officers directly own shares of the Fund. As of April 1, 2002, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

COMMITTEES OF THE BOARD
    AUDIT COMMITTEE. The Board has an Audit Committee comprised of entirely independent Trustees. Audit Committee members are Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien and John R. Mallin. The Audit Committee meets with the Fund's independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Fund's financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Fund's accounting policies and procedures. The Audit Committee met four times in 2001.

    NOMINATING COMMITTEE. The Board has a Nominating Committee that selects and nominates new candidates for election as non-interested Trustees. The Nominating Committee will not consider nominees recommended by Policyholders or Contractowners. John A. Fabian, Eunice S. Groark, Frank E. Grzelecki and Timothy
P. Shriver comprise the Nominating Committee. The Nominating Committee did not meet in 2001.

    EXECUTIVE COMMITTEE. Eunice S. Groark, John R. Mallin and Frank M. Ellmer serve as members of the Executive Committee of the Board of Trustees. The Executive Committee is responsible for authorizing management of the Fund to file amendments to the Fund's registration statement to establish new series and to undertake any other task or responsibility that the Board of Trustees may, from time to time, assign to it. The Executive Committee met once in 2001.

COMPENSATION TABLE
    Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex. Each independent Trustee receives from the Fund a $3,000 quarterly stipend plus $2,000 for each Board meeting attended. Committee members receive an additional fee of $2,000 for each committee meeting attended. In addition, the Fund reimburses each of the independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Fund receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the

Fund. The Trustees received the following compensation from the Fund for the year ended December 31, 2001:

----------------------------------------------------------------
NAME                                AGGREGATE COMPENSATION
                                           FROM FUND
----------------------------------------------------------------
Frank M. Ellmer                             $30,000
----------------------------------------------------------------
John A. Fabian                              $28,000
----------------------------------------------------------------
Roger A. Gelfenbien                         $28,000
----------------------------------------------------------------
Eunice S. Groark                            $22,000
----------------------------------------------------------------
Frank E. Grzelecki                          $20,000
----------------------------------------------------------------
John R. Mallin                              $30,000
----------------------------------------------------------------
Timothy P. Shriver                          $16,000
----------------------------------------------------------------
Simon Y. Tan                                  None
----------------------------------------------------------------
Dona D. Young                                 None
----------------------------------------------------------------

TRUSTEE OWNERSHIP OF SECURITIES
    Set forth in the table below is the dollar range of equity securities by each Trustee as of December 31, 2001.

------------------------------------------------------------------
                                           AGGREGATE DOLLAR RANGE
                                                 OF TRUSTEE
                         DOLLAR RANGE OF       OWNERSHIP IN ALL
                       EQUITY SECURITIES    SERIES OVERSEEN BY
                          IN A SERIES      TRUSTEE IN FAMILY OF
NAME OF TRUSTEE           OF THE FUND     INVESTMENT COMPANIES(1)
------------------------------------------------------------------
Frank M. Ellmer               None                 None
------------------------------------------------------------------
John A. Fabian                None                 None
------------------------------------------------------------------
Roger A. Gelfenbien           None                 None
------------------------------------------------------------------
Eunice S. Groark              None                 None
------------------------------------------------------------------
Frank E. Grzelecki            None                 None
------------------------------------------------------------------
John R. Mallin                None                 None
------------------------------------------------------------------
Timothy P. Shriver      $50,000-100,000      $50,000-100,000
------------------------------------------------------------------
Simon Y. Tan                  None                 None
------------------------------------------------------------------
Dona D. Young                 None                 None
------------------------------------------------------------------

(1)For the purposes of this table, the Fund has been considered to comprise the relevant Family of Investment Companies.

    At December 31, 2001, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund.

INTERESTS OF INDEPENDENT TRUSTEES
    SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual fund registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These new requirements require disclosure by each independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $60,000, during the two most recently completed calendar years, or which could impact on their independence. Each of the following independent trustees has agreed to provide the following disclosures in accordance with the referenced release. They each maintain that the existence of these facts or circumstances have not, or do not, in any manner, affect their ability to serve as impartial and independent trustees.

    Mr. Fabian served as Executive Vice President of Phoenix Home Life Mutual Insurance Company, now Phoenix Life Insurance Company ("Phoenix"), from 1992-1994 and of Home Life Insurance Company, a predecessor of Phoenix from 1975 to 1992. As a former officer and employee of Phoenix and its predecessor, Mr. Fabian receives retirement payments and other benefits in excess of $60,000 per year. These include fixed monthly retirement payments (subject to cost of living increases) under the Phoenix Home Life Employee Pension Plan, a tax-qualified defined benefit plan; the Home Life Insurance Company Non-Qualified Retirement Plan, a non-qualified supplemental defined benefit plan; and a special severance agreement providing supplemental retirement benefits on a non-qualified basis. The qualified plan is pre-funded by a separate trust, while the other retirement benefits are obligations of Phoenix. These benefits are fully vested and fixed in amount.

    Mrs. Groark's husband, Tom Groark, is a partner at the law firm of Day, Berry & Howard LLP ("DBH"). During the last two completed calendar years, DBH provided legal services to Duff & Phelps Investment Management Company ("DPIM"), Phoenix Investment Partners, Ltd. ("PXP"), and other Phoenix affiliates, in the aggregate amount of approximately $755,259. DPIM is the investment advisor to the Phoenix-Duff & Phelps Real Estate Series. PXP is the direct or indirect parent of DPIM and of the Fund's other investment advisors and subadvisors that are affiliated with The Phoenix Companies, Inc. The work performed by DBH did not involve the Fund or any of the Fund's investment advisors or subadvisors other than DPIM. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation. Mrs. Groark does not have any interest in DBH.

    Mr. Grzelecki and Phoenix are co-investors, among several other investors, in Saugatuck Capital Company Limited Partnership IV ("Saugatuck Capital"), a licensed small business investment partnership that was initially capitalized in July 1999. Mr. Grzelecki has also been affiliated with the general partner of Saugatuck Capital, Saugatuck Management IV, LLC ("Saugatuck LLC"), and retains an equity interest in both entities through that relationship. Phoenix and the Phoenix Employee Pension Plan are limited partners of Saugatuck Capital with an aggregate $5 million capital commitment (of which $4.5 million is on behalf of Phoenix and $0.5 million is on behalf of the pension plan). Mr. Grzelecki is a limited partner in Saugatuck Capital with a capital commitment of $750,000. Total capitalization of Saugatuck Capital is $48 million in limited partnership capital commitments and $70 million in financing from the Small Business Administration, in the form of preferred limited partnership interests. The limited partnership interests are passive interests, although they entitle the limited partners to vote for the removal of the general partner. The voting interests held by both Phoenix and the Plan represent less than 5% of the total outstanding voting interests in Saugatuck Capital. All capital commitments will be paid in by February 2011 or sooner. Mr. Grzelecki was one of the five managing members of Saugatuck LLC from July 1999 through July 2000, and remains a non-managing member. As general partner, Saugatuck LLC is entitled to 20% of the profits of Saugatuck Capital upon its dissolution in approximately ten years. Following Mr. Grzelecki's resignation as a managing member of Saugatuck LLC, he retained a 3.1% vested interest in Saugatuck LLC, which represents a 0.622% interest in the profits of Saugatuck Capital at dissolution. Both Mr. Grzelecki and Mr. Paul M. Chute, Managing Director, Phoenix Investment Counsel, Inc., serve as members of Saugatuck Capital's Advisory Board, a non-governing board of approximately 12 members. Board members receive $3,000 for each of the four meetings held annually.

    Mr. Shriver is President and Chief Executive Officer of Special Olympics, Inc. ("Special Olympics"), a non-profit organization that sponsors an international program of year-round sports training and athletic competition for more than one million children and adults with mental retardation. Phoenix is a corporate supporter of the Special Olympics. In each of the last two completed calendar years, Phoenix provided printing services to Special Olympics valued at $498,799.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
    The Board of Trustees is ultimately responsible for overseeing the performance of the Fund's investment advisors and subadvisors and determining whether to approve and renew the Fund's investment advisory arrangements. At its meeting on August 28, 2001, the Board approved advisory agreements for the following newly created Series: Phoenix-AIM Mid-Cap Equity Series; Phoenix-Alliance/Bernstein Growth + Value Series; Phoenix-MFS Investors Growth Stock Series; Phoenix-MFS Investors Trust Series; and, the Phoenix-MFS Value Series. At its meeting on November 13, 2001, the Board approved the renewal of all other advisory agreements for the Fund. In each instance, the Board considered the following primary factors:

o The nature and quality of the services that have been, and will be, provided to each Series as described in the advisory and subadvisory agreements and in the other materials provided by each of the advisors and subadvisors to the Fund. These materials also included, without limitation, a description of the qualifications, including credentials and experience of officers of each advisor/subadvisor and a brief description of how each advisors/subadvisor seeks to attract and retain high caliber professionals. The Trustees were also presented with information comparing Series' performance against appropriate benchmarks; the amount of brokerage commissions paid and allocated to affiliated brokers (together with the use of soft dollars by each applicable advisor/subadvisor); each advisor/subadvisor's record of compliance with Series' investment restrictions and their own code of ethics; and the nature of any other relevant services.

o The fees charged by each advisor and subadvisor together with a comparison of such fees against an appropriate benchmark. This cost analysis also included materials relating to indirect costs and other fees collected by these entities or their affiliates based on their association with the Fund.

o The profitability attributable to serving as an advisor/subadvisor to the Fund. The responses to this item also addressed how offering the Fund as an investment option for their variable life insurance and annuity contracts financially impacts Phoenix and affiliated insurance companies.

o Economies of scale that could be used to reduce expenses were also considered. Specifically, consideration was given to the scope of expense reimbursements offered by advisors and the availability of any fee breakpoints.

    Reports from each advisor and subadvisor that addressed each of these specific factors were supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

    The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements and concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

DESCRIPTION OF SHARES
    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each series, each of which represents an equal proportionate interest in that series. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that series. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

VOTING
    Each share of each series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more series, only the shareholders of such series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual shareholder meetings. It is not anticipated that the Fund will hold shareholder meetings unless required by law, although special meetings may be called for a specific series, or for the Fund as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

    One or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products own the shares of both of the series. The following table shows the percentage ownership of each series held by each separate or general account as of August 1, 2002.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Phoenix Life
                                                     Phoenix Life     Phoenix Life                                     & Annuity
                                                       Variable         Variable       PHL Variable    PHL Variable    Variable
                                                     Accumulation      Universal       Accumulation   Universal Life   Universal
          Series                                       Account        Life Account       Account         Account      Life Account
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                           33.3%           41.7%            25.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia                                29.2%           28.0%            42.5%            0.0%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                               12.3%           68.6%            19.2%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                 5.2%           58.5%            36.3%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30                                  19.8%           33.5%            46.4%            0.0%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                     24.5%           37.6%            37.5%            0.0%           0.4%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities             23.1%           29.6%            47.2%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                          29.9%           49.0%            21.1%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                  20.4%           81.2%            -1.7%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond                   15.3%           36.0%            48.6%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                              6.1%           52.7%            41.1%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                35.2%           29.4%            34.2%            0.0%           1.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                           24.7%           36.9%            38.3%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index              28.1%           23.9%            47.9%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                            34.7%           27.2%            38.0%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth                                     99.5%            0.5%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                             14.8%           20.4%            63.7%            0.0%           1.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                    22.3%           23.3%            53.8%            0.0%           0.7%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                            0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                             0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                        0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                       0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                         0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                       18.6%           63.4%            18.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                               8.5%           77.9%            13.6%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                        19.2%           37.2%            43.6%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income                         21.2%           23.9%            54.9%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                    17.1%           57.7%            25.2%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                    9.3%           64.1%            26.6%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                  27.5%           27.1%            45.1%            0.0%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Equity         19.1%           27.5%            52.2%            0.0%           1.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                            26.1%           25.9%            47.2%            0.0%           0.7%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                           24.5%           32.5%            42.8%            0.0%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth            0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity                           0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------

    PHL Variable Insurance Company and Phoenix Life and Annuity Company are indirect, wholly owned subsidiaries of The Phoenix Companies, Inc. No shares are held by any advisor or subadvisor of the Fund.

THE INVESTMENT ADVISORS AND SUBADVISORS
--------------------------------------------------------------------------------

THE INVESTMENT ADVISORS
    The Fund has entered into Investment Advisory Agreements (each an "Agreement" and together the "Agreements") with Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Duff & Phelps Investment Management Co., and Phoenix-Aberdeen International Advisors, LLC (each an "advisor" and together the "advisors") to serve as investment advisors to the various series of the Fund, as described below. The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees.

    The Agreements remain in effect for two years following the initial effective date with respect to a series, and continue in force from year to year thereafter for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.

    The Agreements provide that the advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following series of the Fund:

o        Phoenix-Aberdeen International Series
o        Phoenix-Engemann Capital Growth Series
o        Phoenix-Engemann Small & Mid-Cap Growth Series
o        Phoenix-Goodwin Money Market Series
o        Phoenix-Goodwin Multi-Sector Fixed Income Series
o        Phoenix-Hollister Value Equity Series
o        Phoenix-Kayne Large-Cap Core Series
o        Phoenix-Kayne Small-Cap Quality Value Series
o        Phoenix-Oakhurst Growth and Income Series
o        Phoenix-Oakhurst Strategic Allocation Series
o        Phoenix-Seneca Mid-Cap Growth Series
o        Phoenix-Seneca Strategic Theme Series

    The Fund pays PIC, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the tables below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.


---------------------------------------------------------------
                       RATE FOR       RATE FOR       RATE FOR
                         FIRST         NEXT         EXCESS OVER
SERIES               $250,000,000   $250,000,000   $500,000,000
---------------------------------------------------------------
Phoenix-Aberdeen
International            .75%           .70%           .65%
---------------------------------------------------------------
Phoenix-Engemann
Capital Growth           .70%           .65%           .60%
---------------------------------------------------------------
Phoenix-Goodwin
Money Market             .40%           .35%           .30%
---------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Fixed
Income                   .50%           .45%           .40%
---------------------------------------------------------------
Phoenix-Hollister
Value Equity             .70%           .65%           .60%
---------------------------------------------------------------
Phoenix-Oakhurst
Growth and Income        .70%           .65%           .60%
---------------------------------------------------------------
Phoenix-Oakhurst
Strategic Allocation     .60%           .55%           .50%
---------------------------------------------------------------
Phoenix-Seneca
Strategic Theme          .75%           .70%           .65%
---------------------------------------------------------------

---------------------------------------------------------------
SERIES                                                 RATE
---------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                .90%
---------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                           .70%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                  .90%
---------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                          .80%
---------------------------------------------------------------

    PIC has been an investment advisor for over sixty years, and is an investment advisor and subadvisor to other mutual funds and institutional clients. PIC also is a subadvisor to the Phoenix-Aberdeen New Asia Series. Phoenix Equity Planning Corporation ("PEPCO") owns all of the outstanding stock of PIC, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2001, PIC had approximately $23.8 billion in assets under management. PIC's offices are located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following series of the Fund:

o        Phoenix-AIM Mid-Cap Equity Series
o        Phoenix-Alliance/Bernstein Growth + Value Series
o        Phoenix-Deutsche Dow 30 Series

o        Phoenix-Deutsche NASDAQ-100 Index(R) Series
o        Phoenix-Federated U.S. Government Bond Series
o        Phoenix-J.P. Morgan Research Enhanced Index Series
o        Phoenix-Janus Flexible Income Series
o        Phoenix-Janus Growth Series
o        Phoenix-Lazard International Equity Select Series
o        Phoenix-Lazard Small-Cap Value Series
o        Phoenix-Lazard U.S. Multi-Cap Series
o        Phoenix-Lord Abbett Bond-Debenture Series
o        Phoenix-Lord Abbett Large-Cap Value Series
o        Phoenix-Lord Abbett Mid-Cap Value Series
o        Phoenix-MFS Investors Growth Stock Series
o        Phoenix-MFS Investors Trust Series
o        Phoenix-MFS Value Series
o        Phoenix-Sanford Bernstein Global Value Series
o        Phoenix-Sanford Bernstein Mid-Cap Value Series
o        Phoenix-Sanford Bernstein Small-Cap Value Series
o        Phoenix-State Street Research Small-Cap Growth Series
o        Phoenix-Van Kampen Focus Equity Series

    The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below.

--------------------------------------------------------------
SERIES                                                 RATE
--------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                             .85%
--------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value              .85%
--------------------------------------------------------------
Phoenix-Deutsche Dow 30                                .35%
--------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                   .35%
--------------------------------------------------------------
Phoenix-Federated U.S. Government Bond                 .60%
--------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index            .45%
--------------------------------------------------------------
Phoenix-Janus Flexible Income                          .80%
--------------------------------------------------------------
Phoenix-Janus Growth                                   .85%
--------------------------------------------------------------
Phoenix-Lazard International Equity Select             .90%
--------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                         .90%
--------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                          .80%
--------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                     .75%
--------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                    .75%
--------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                      .85%
--------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                     .75%
--------------------------------------------------------------
Phoenix-MFS Investors Trust                            .75%
--------------------------------------------------------------
Phoenix-MFS Value                                      .75%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                 .90%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value               1.05%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value             1.05%
--------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth         .85%
--------------------------------------------------------------
Phoenix-Van Kampen Focus Equity                        .85%
--------------------------------------------------------------

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA, an indirect, wholly owned subsidiary of Phoenix, was established to actively monitor and manage subadvisor performance for those series of the Fund where the subadvisor is not affiliated with Phoenix. This remains PVA's sole business activity. As of December 31, 2001, PVA has approximately $365.6 million in assets under management. PVA's offices are located at One American Row, Hartford, Connecticut 06102.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

    The Fund pays DPIM, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

-----------------------------------------------------------------------
                       RATE FOR          RATE FOR        RATE FOR
                         FIRST             NEXT         EXCESS OVER
SERIES              $1,000,000,000   $1,000,000,000   $2,000,000,000
-----------------------------------------------------------------------
Phoenix-Duff &
Phelps Real Estate        .75%             .70%             .65%
Securities
-----------------------------------------------------------------------

     DPIM also serves as investment advisor for other funds. DPIM is a subsidiary of PXP, and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. As of December 31, 2001, DPIM had approximately $6.9 billion in assets under management. DPIM's offices are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
    Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment advisor to the Phoenix-Aberdeen New Asia Series.

    The Fund pays PAIA, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of the series, as described in the table below.

--------------------------------------------------------------
SERIES                                               RATE
--------------------------------------------------------------
Phoenix-Aberdeen New Asia                           1.00%
--------------------------------------------------------------


    PAIA also serves as an investment advisor to other funds. PAIA is a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. As of December 31, 2001, PAIA had approximately $42.9 million in assets under management. PAIA's offices are located at One American Row, Hartford, Connecticut 06115.


EXPENSE REIMBURSEMENT ARRANGEMENTS
    The advisors have agreed to reimburse the Fund for certain operating expenses for all series. For the year ended December 31, 2002, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time thereafter.

---------------------------------------------------------------
                                           MAXIMUM OPERATING
SERIES                                           EXPENSE
---------------------------------------------------------------
Phoenix-Aberdeen International                      .40%
---------------------------------------------------------------

Phoenix-Aberdeen New Asia                           .35%
---------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                          .25%
---------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value           .25%
---------------------------------------------------------------
Phoenix-Deutsche Dow 30                             .25%
---------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index                   .25%
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate                   .35%
Securities
---------------------------------------------------------------
Phoenix-Engemann Capital Growth                     .25%
---------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth             .35%
---------------------------------------------------------------
Phoenix-Federated U.S. Government Bond              .35%
---------------------------------------------------------------
Phoenix-Goodwin Money Market                        .25%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income           .25%
---------------------------------------------------------------
Phoenix-Hollister Value Equity                      .25%
---------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index         .20%
---------------------------------------------------------------
Phoenix-Janus Flexible Income                       .25%
---------------------------------------------------------------
Phoenix-Janus Growth                                .25%

---------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                        .15%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Value                       .15%
---------------------------------------------------------------
Phoenix-Lazard International Equity Select          .15%
---------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                      .15%
---------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                       .15%
---------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                  .15%
---------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                 .15%
---------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                   .15%
---------------------------------------------------------------

Phoenix-MFS Investors Growth Stock                  .25%
---------------------------------------------------------------
Phoenix-MFS Investors Trust                         .25%
---------------------------------------------------------------
Phoenix-MFS Value                                   .25%
---------------------------------------------------------------
Phoenix-Oakhurst Growth & Income                    .25%
---------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation               .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value              .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value             .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value           .25%
---------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                       .35%
---------------------------------------------------------------
Phoenix-Seneca Strategic Theme                      .35%

---------------------------------------------------------------
Phoenix-State Street Research Small-Cap             .15%
Growth
---------------------------------------------------------------

Phoenix-Van Kampen Focus Equity                     .25%

---------------------------------------------------------------

    The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

    The Agreements also provide that all costs and expenses not specifically enumerated, as payable by the advisors shall be paid by the Fund (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The advisors were compensated for the last three calendar years as follows:

--------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                     DECEMBER 31,
         ADVISORS             2001        2000       1999
--------------------------------------------------------------
  Duff & Phelps            $   279,136 $   222,041 $   224,670
  Investment Management
  Company
--------------------------------------------------------------
  Phoenix-Aberdeen         $    38,392 $    48,551 $    39,395
  International Advisors,
  LLC
--------------------------------------------------------------

  Phoenix Investment       $15,567,938 $21,356,000 $19,654,852
  Counsel, Inc.
--------------------------------------------------------------
  Phoenix Variable         $   816,631 $   626,860 $    28,115
  Advisors, LLC
--------------------------------------------------------------

THE SUBADVISORS
    PIC, PVA and PAIA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

ABERDEEN FUND MANAGERS, INC.
    PAIA has engaged Aberdeen Fund Managers, Inc. ("Aberdeen") as a subadvisor to the Phoenix-Aberdeen New Asia Series. PAIA has also engaged PIC to implement domestic cash management for this series. Aberdeen provides all other day-to-day investment operations for the series including international portfolio management. For implementing certain portfolio transactions and providing research and other services to the series, PAIA pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                                                RATE
--------------------------------------------------------------
Phoenix-Aberdeen New Asia                             .40%
--------------------------------------------------------------

    PIC has engaged Aberdeen as a subadvisor to the Phoenix-Aberdeen International Series. Aberdeen provides the day-to-day portfolio management for the series. For implementing certain portfolio transactions and providing other services to the series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                         RATE      BREAKPOINT ASSETS
--------------------------------------------------------------
                              .375%      On first $250 million
                           -----------------------------------
Phoenix-Aberdeen              .350%      On next $250 million
International              -----------------------------------
                              .325%      On excess
--------------------------------------------------------------

    Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen. Aberdeen and Aberdeen Asset Management Asia Limited have executed an investment management agreement for the Phoenix-Aberdeen New Asia Series. Aberdeen Asset Management Asia Limited executes Far East portfolio management on behalf of Aberdeen.

    Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 300 SE 2nd Street, Suite 820, Fort Lauderdale, Florida 33304. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2001, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $53 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.

A I M CAPITAL MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and AIM Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to the Phoenix-AIM Mid-Cap Equity Series. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the series as follows:

-------------------------------------------------------------
SERIES                                             RATE
-------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                         0.50%
-------------------------------------------------------------

    AIM is an indirect, wholly owned subsidiary of AIM Management Group Inc. AIM Management Group Inc. advises approximately 150 mutual funds and separate accounts which total approximately $158 billion in assets as of December 31, 2001. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

ALLIANCE CAPITAL MANAGEMENT L.P.
    Pursuant to a subadvisory agreement between PVA and Alliance Capital Management L.P. ("Alliance"), Alliance is the subadvisor and furnishes portfolio management services to the Phoenix-Alliance/Bernstein Growth + Value Series. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). For the services provided through December 31, 2002, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

-------------------------------------------------------------
SERIES                                             RATE
-------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value          0.50%
-------------------------------------------------------------

    After December 31, 2002, the monthly fee payable to Alliance will be based on an annual percentage of the average daily net assets of the series as indicated in the following table:

----------------------------------
   RATE      BREAKPOINT ASSETS
----------------------------------
   0.90%     On first $20 million
----------------------------------
   0.75%     On next $20 million
----------------------------------
   0.60%     On next $20 million
----------------------------------
   0.40%     On next $40 million
----------------------------------
   0.30%     On excess
----------------------------------

    Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                           RATE    BREAKPOINT ASSETS
--------------------------------------------------------------
                                  .65%   On first $25 million
                                ------------------------------
                                  .50%   On next $25 million
Phoenix-Sanford Bernstein       ------------------------------
Global Value                      .45%   On next $25 million
                                ------------------------------
                                  .40%   On next $100 million
                                ------------------------------
                                  .30%   On excess
--------------------------------------------------------------


--------------------------------------------------------------
SERIES                           RATE    BREAKPOINT ASSETS
--------------------------------------------------------------
Phoenix-Sanford Bernstein         .80%   On first $25 million
Mid-Cap Value                   ------------------------------
                                  .60%   On excess
--------------------------------------------------------------

--------------------------------------------------------------
SERIES                           RATE    BREAKPOINT ASSETS
--------------------------------------------------------------
Phoenix-Sanford Bernstein       1.00%(1) On first $10 million
Small-Cap Value                 ------------------------------
                                 .875%   On next $10 million
                                ------------------------------
                                  .75%   On excess
--------------------------------------------------------------

(1)The series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small Cap Value Series is 0.80% of average daily net assets.

    Alliance is a leading international investment advisor supervising client accounts with assets as of December 31, 2001 totaling approximately $455 billion. The Bernstein Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

DEUTSCHE ASSET MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and Deutsche Asset Management, Inc. ("DAMI"), DAMI is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Deutsche Trust Dow 30 and Phoenix-Deutsche Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to DAMI (subject to a $100,000 annual minimum for each series) based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                                              RATE
--------------------------------------------------------------
Phoenix-Deutsche Dow 30                             .10%
--------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                .10%
--------------------------------------------------------------

    DAMI, a Delaware banking corporation, is a wholly owned, indirect subsidiary of Deutsche Bank AG, and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. DAMI formally assumed responsibility for managing the series from Bankers Trust Company on May 1, 2001. No change of actual control or management occurred as a result of this corporate restructuring. As of December 31, 2001, DAMI had $96.4 billion in assets under management globally; and in the U.S., DAMI is responsible for over $96 billion in client assets. DAMI's principal offices are located at 280 Park Avenue, New York, New York 10017.

ROGER ENGEMANN & ASSOCIATES, INC.
    Pursuant to subadvisory agreements between PIC and Engemann with respect to the Phoenix-Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth Series, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these series. For the services provided, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .10%    On first $3 billion
Phoenix-Engemann Capital Growth  -------------------------------
                                    .30%    On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                                                 RATE
-----------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                .45%
-----------------------------------------------------------------

    Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which is a wholly owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969, and provides investment-counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2001, Engemann had approximately $5 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

FEDERATED INVESTMENT MANAGEMENT COMPANY
    Pursuant to a subadvisory agreement between PVA and Federated Investment Management Company ("Federated"), Federated is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Federated U.S. Government Bond Series. For the services provided, PVA pays a monthly fee to Federated based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE     BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .30%     On first $25 million
                                 --------------------------------
Phoenix-Federated U.S.              .25%     On next $25 million
Government Bond                  --------------------------------
                                    .20%     On next $50 million
                                 --------------------------------
                                 negotiable  On excess
-----------------------------------------------------------------

    Federated, a Delaware business trust, is a wholly-owned subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors Inc. advise approximately 105 mutual funds and separate accounts which total approximately $179.7 billion in assets as of December 31, 2001. Federated's principal offices are located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
    Pursuant to a subadvisory agreement between the Fund, PVA and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), J.P. Morgan is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-J.P. Morgan Research Enhanced Index Series. For the services provided, PVA pays a monthly fee to J.P. Morgan based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-J.P. Morgan Research        .25%    On first $100 million
Enhanced Index                  ---------------------------------
                                    .20%    On excess
-----------------------------------------------------------------

    J.P. Morgan, founded in 1984, is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. As of December 31, 2001, J.P. Morgan and it affiliates had over

$600 billion in assets under management. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036.

JANUS CAPITAL MANAGEMENT LLC (FORMERLY JANUS CAPITAL CORPORATION)
    Pursuant to a subadvisory agreement between PVA and Janus Capital Management LLC ("Janus"), Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of the series (calculated separately, not in the aggregate) as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .55%    On first $100 million
Phoenix-Janus Flexible Income   ---------------------------------
Phoenix-Janus Growth                .50%    On next $400 million
                                ---------------------------------
                                    .45%    On excess
-----------------------------------------------------------------

    Janus began serving as an investment advisor to an investment company in 1970 and currently serves as investment advisor to all of the Janus retail funds, acts as subadvisor for a number of private label mutual funds and provides separate account advisory services for institutional accounts. Stilwell Financial, Inc. ("Stilwell"), through its wholly owned subsidiary Janus Capital Management LLC, owns approximately 92% of the outstanding membership interests stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus had approximately $182.5 billion under management. Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between PIC and Kayne Anderson Rudnick Investment Management, LLC ("Kayne"), Kayne is the subadvisor and furnishes portfolio management services to the Phoenix-Kayne Large-Cap Core and Phoenix-Kayne Small-Cap Quality Value Series. For the services provided, PIC pays a monthly fee to Kayne based on an annual percentage of the combined average daily net assets of both of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .30%    On first $800 million
Phoenix-Kayne Large-Cap Core    --------------------------------
                                    .25%    On excess
-----------------------------------------------------------------


-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .50%    On first $200 million
Phoenix-Kayne Small-Cap Quality
Value                           --------------------------------
                                    .45%    On excess
-----------------------------------------------------------------

    Kayne has been engaged in the investment management business since 1984 and provides investment services to retirement plans, corporations, foundations, endowments, insurance companies, and the accounts of other institutional and private investors. As of March 31, 2002, Kayne had approximately $9.0 billion in assets under management. Kayne's principal place of business is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

LAZARD ASSET MANAGEMENT
    Pursuant to a subadvisory agreement between PVA and Lazard Asset Management ("Lazard"), Lazard is the subadvisor and furnishes portfolio management services to the Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value and Phoenix-Lazard U.S. Multi-Cap Series. For the services provided, PVA pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of each of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Lazard International        .45%    On first $500 million
Equity Select                   ---------------------------------
                                    .40%    On excess
-----------------------------------------------------------------


-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Lazard Small-Cap Value      .55%    On first $250 million
                                ---------------------------------
                                    .50%    On next $250 million
-----------------------------------------------------------------
                                    .45%    On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .38%    On first $250 million
Phoenix-Lazard U.S. Multi-Cap   ---------------------------------
                                    .35%    On excess
-----------------------------------------------------------------
    Lazard is a division of Lazard Freres & Co., LLC, a pre-eminent global investment bank with over 150 years of experience. The New York based asset management division manages investments for corporations, endowments, public and private pension funds, individuals and mutual funds, with $65 billion in assets under management as of March 31, 2002.


LORD, ABBETT & CO. LLC
    Pursuant to a subadvisory agreement between PVA and Lord, Abbett & Co. LLC ("Lord Abbett"), Lord Abbett is the subadvisor and furnishes portfolio management services to the Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value and Phoenix-Lord Abbett Mid-Cap Value Series. For the services provided, PIC pays a monthly fee to Lord Abbett based on an annual percentage of the combined average daily net assets of both of the series as follows:


-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .35%    On first $250 million
Phoenix-Lord Abbett             ---------------------------------
Bond-Debenture                      .30%    On next $750 million
                                ---------------------------------
                                    .25%    On excess
-----------------------------------------------------------------


-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .35%    On first $600 million
Phoenix-Lord Abbett             ---------------------------------
Large-Cap Value                     .30%    On next $600 million
                                ---------------------------------
                                    .25%    On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .45%    On first $200
                                            million*
Phoenix-Lord Abbett Mid-Cap     ---------------------------------
Value                               .40%    On next $300 million
                                ---------------------------------
                                   .375%    On excess
-----------------------------------------------------------------

    * The subadvisor has voluntarily agreed to waive .05% of the subadvisory fee on the first $200 million for the first 18 months.

    Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes with approximately $46 billion in more than 40 mutual fund portfolios and other advisory accounts, as of March 31, 2002. Lord Abbett is located at 90 Hudson Street, Jersey City, NJ 07302.

MFS INVESTMENT MANAGEMENT
    Pursuant to a subadvisory agreement between PVA and Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management ("MFS"), MFS is the subadvisor and furnishes portfolio management services to the Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, and Phoenix-MFS Value Series. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                   .375%    On first $500 million
Phoenix-MFS Investors Growth    ---------------------------------
 Stock                             .35%     On next $400 million
Phoenix-MFS Investors Trust     ---------------------------------
Phoenix-MFS Value                  .325%    On next $600 million
                                ---------------------------------
                                   .25%     On excess
-----------------------------------------------------------------

    MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $137 billion as of December 31, 2000. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

    Massachusetts Financial Services Company, Inc. is an indirect subsidiary of Sun Life Assurance Company of Canada.


MORGAN STANLEY INVESTMENT MANAGEMENT INC. (DBA, VAN KAMPEN)
    Pursuant to a subadvisory agreement between PVA and Morgan Stanley Investment Management Inc. ("MSIM"), MSIM is the subadvisor and does business in certain instances (including in its role as subadvisor to the series) using the name "Van Kampen." Van Kampen furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Van Kampen Focus Equity Series. For the services provided, PVA pays a monthly fee to Van Kampen based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------------
SERIES                            RATE      BREAKPOINT ASSETS
-----------------------------------------------------------------
                                   .55%     On first $150 million
Phoenix-Van Kampen              ---------------------------------
Focus Equity                       .45%     On next $150 million
                                ---------------------------------
                                   .40%     On excess
-----------------------------------------------------------------

    Van Kampen conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. is the direct parent of Van Kampen. As of December 31, 2001, Van Kampen, together with its affiliated institutional and retail asset management entities, managed assets of approximately $415.9 billion. Van Kampen's address is 1221 Avenue of the Americas, New York, New York 10020.

PHOENIX INVESTMENT COUNSEL, INC.
    PAIA has engaged PIC as a subadvisor to the Phoenix-Aberdeen New Asia Series to implement domestic cash management for this series. Aberdeen Fund Managers, Inc. provides all other day-to-day investment operations for the series including international portfolio management. For providing research and other domestic advisory services to the series, PAIA pays a monthly fee to PIC based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                                               RATE
--------------------------------------------------------------
Phoenix-Aberdeen New Asia                            .30%
--------------------------------------------------------------

SENECA CAPITAL MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between the Fund, PIC and Seneca Capital Management, LLC ("Seneca") with respect to the Phoenix-Seneca Mid-Cap Growth Series, and pursuant to a subadvisory agreement between PIC and Seneca with respect to the Phoenix-Seneca Strategic Theme Series, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Seneca Mid-Cap Growth and Phoenix-Seneca Strategic Theme Series. For the services provided, PIC pays a monthly fee to Seneca based on an annual percentage of the average daily net assets of the series as follows:

----------------------------------------------------------------
SERIES                                                 RATE
----------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                          .40%
----------------------------------------------------------------


-----------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .100%   On first $201 million
                                ---------------------------------
                                    .375%   On next $799 million
Phoenix-Seneca Strategic Theme  ---------------------------------
                                    .350%   On next $1 billion
                                ---------------------------------
                                    .325%   On excess
-----------------------------------------------------------------

    PXP owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 2001, Seneca had approximately $13.6 billion in assets under management. Seneca's principal offices are located at 909 Montgomery St., San Francisco, California 94133.

STATE STREET RESEARCH & MANAGEMENT COMPANY

    Pursuant to a subadvisory agreement between PVA and State Street Research & Management Company ("State Street Research"), State Street Research is the subadvisor and furnishes portfolio management services to the Phoenix-State Street Research Small-Cap Growth Series. For the services provided, PIC pays a monthly fee to State Street Research based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------
SERIES                                             RATE
-----------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth     .45%
-----------------------------------------------------------

    State Street Research is a subsidiary of MetLife, Inc. and traces its heritage back to 1924 and the founding of one of America's first mutual funds. As of March 31, 2002, State Street Research together with its affiliate, SSR Realty, managed $50.9 billion in assets, of which $32 billion represented institutional clients, $11.1 billion represented retail mutual funds and high net worth individuals, and $7.8 billion represented subadvisory relationships. State Street Research's offices are located at One Financial Center, Boston, MA 02111.

SUBADVISOR COMPENSATION
    The subadvisors were compensated for the last three calendar years as follows:

------------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                        DECEMBER 31,
        SUBADVISORS            2001         2000         1999
------------------------------------------------------------------
AIM Capital Management,          $2,918         N/A         N/A
  Inc.
------------------------------------------------------------------
Aberdeen Fund Managers,        $757,068  $1,069,776  $1,010,212
  Inc.
------------------------------------------------------------------
Alliance Capital               $354,162     $24,408         N/A
  Management, L.P.
------------------------------------------------------------------
Deutsche Asset Management,
  Inc.                         $187,781      $4,913         $78
------------------------------------------------------------------
Roger Engemann &
  Associates, Inc.           $1,028,104  $1,675,958   $1,362,941
------------------------------------------------------------------
Federated Investment
  Management Company            $44,478     $22,647        $650
------------------------------------------------------------------
J.P. Morgan Investment
  Management, Inc.             $263,608    $306,609    $261,940
------------------------------------------------------------------
Janus Capital Management,
  LLC                          $589,841    $315,667      $1,880
------------------------------------------------------------------
MFS Investment Management        $6,747         N/A         N/A
------------------------------------------------------------------
Phoenix Investment
  Counsel, Inc.                 $38,392     $48,551     $39,394
------------------------------------------------------------------
Seneca Capital Management,
  LLC                          $397,634    $373,540     $44,468
------------------------------------------------------------------
Van Kampen                      $44,273     $34,047      $1,063
------------------------------------------------------------------

CUSTODIAN
--------------------------------------------------------------------------------
    Custodians under the terms of a custodian agreement hold the securities and cash of the series. The custodians are:


[diamond]   JP Morgan Chase Bank
            270 Park Avenue
            New York, NY 10017-2070

[diamond]   Brown Brothers Harriman & Co
            40 Water Street Boston, MA 02109

[diamond]   State Street Bank and Trust Company
            225 Franklin Street
            Boston, MA 02110


    The following tables list the custodians and the series for which they hold cash and securities:

------------------------------------------------------
CHASE MANHATTAN BANK
------------------------------------------------------
Phoenix-Engemann Capital Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Strategic Theme
------------------------------------------------------

------------------------------------------------------
BROWN BROTHERS HARRIMAN & CO.
------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Aberdeen New Asia
Phoenix-Lazard International Equity Select
Phoenix-Sanford Bernstein Global Value
------------------------------------------------------

------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Deutsche Dow 30
Phoenix-Deutsche Nasdaq-100 Index(R)
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Federated U.S. Government Bond
Phoenix-Hollister Value Equity
Phoenix-J.P. Morgan Research Enhanced Index
Phoenix-Janus Flexible Income
Phoenix-Janus Growth
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Oakhurst Growth and Income
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-State Street Research Small-Cap Growth
Phoenix-Van Kampen Focus Equity
------------------------------------------------------

    The Fund permits the custodians to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Fund has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.

FOREIGN CUSTODIAN
--------------------------------------------------------------------------------
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
    PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund, audits the Fund's financial statements. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.

FINANCIAL AGENT
--------------------------------------------------------------------------------
    Under a Financial Agent Agreement, Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. PEPCO is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate of $600 per each $1,000,000. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent.

CODE OF ETHICS
--------------------------------------------------------------------------------
    The Fund and each of its advisors and subadvisors have adopted codes of ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
    In effecting portfolio transactions for the Fund, the advisors and subadvisors adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent the Fund is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. An advisor or subadvisor may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

    If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, it is possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.

    For the fiscal years ended December 31, 1999, 2000 and 2001 brokerage commissions paid by the series on portfolio transactions totaled $4,927,539, $4,757,882 and $3,939,249, respectively. None of the commissions in 1999 were paid to a broker who was an affiliated person of the series or an affiliated person of such a person or, to the knowledge of the series, to a broker an affiliated person of which was an affiliated person of the Fund or the advisor or subadvisor. Of the commissions paid in the year 2000, $486,020 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions Paid                        $132,078      $353,942
-----------------------------------------------------------------
Percent of aggregate commissions           2.78%         7.44%
paid to affiliated brokers
-----------------------------------------------------------------
Percent of aggregate dollar amount         2.28%         8.39%
of transactions involving
commissions effected through
affiliated brokers
-----------------------------------------------------------------

Of the commissions paid in the year 2001, $320,009 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $152,684      $167,401
-----------------------------------------------------------------
Percent of aggregate commissions           3.88%         4.25%
paid to affiliated brokers
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                  1.60%         2.30%
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Sanford Bernstein is an affiliate of Alliance. PXP Securities is an affiliate of PIC, PAIA, DPIM, Engemann, Seneca and PVA.

    Total brokerage commissions paid during the fiscal year ended December 31, 2001 included brokerage commissions of $366,499,570 on portfolio transactions aggregating $534,151 executed by brokers who provided research and other statistical and factual information.

    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor or subadvisor's accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost that approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    The assets of the Phoenix-Goodwin Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix-Goodwin Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix-Goodwin Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the subaccounts corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges, which may be assessed under the contracts or policies, are described in the contract prospectuses, as are other charges.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------
    As stated in the prospectus, it will be the policy of the Fund and of each series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.

DISCLAIMER
--------------------------------------------------------------------------------
PHOENIX-DEUTSCHE DOW 30 SERIES
    "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Deutsche Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

    This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
    The Phoenix-Deutsche Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED
CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT

SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2001 are contained in the Fund's annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the fund's financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX
--------------------------------------------------------------------------------
DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS:
    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

    Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM LOAN RATINGS
    MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

LONG-TERM ISSUER CREDIT RATINGS
    AAA: An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

    AA: An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

    A: An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

    BBB: An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

    B: An obligor rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

    CC: An obligor rated 'CC' is CURRENTLY HIGHLY VULNERABLE.

    Plus (+) or minus(-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    C: A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

    SD AND D: An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

    N.R.: An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS
    Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

    Outlooks are not provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings. Ratings with a 'pi' subscript generally are not modified with '+' or '-' designations. However, such designations may be assigned when the issuer's credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

SHORT-TERM RATING DEFINITIONS
    A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

                                  ANNUAL REPORT

THE PHOENIX

      EDGE

         SERIES FUND

                                DECEMBER 31, 2001

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Phoenix-Aberdeen International Series .....................................    2
Phoenix-Aberdeen New Asia Series ..........................................    9
Phoenix-AIM Mid-Cap Equity Series .........................................   15
Phoenix-Alliance/Bernstein Growth + Value Series ..........................   20
Phoenix-Deutsche Dow 30 Series ............................................   26
Phoenix-Deutsche Nasdaq-100 Index(R)Series ................................   30
Phoenix-Duff & Phelps Real Estate Securities Series .......................   35
Phoenix-Engemann Capital Growth Series ....................................   40
Phoenix-Engemann Nifty Fifty Series .......................................   46
Phoenix-Engemann Small & Mid-Cap Growth Series ............................   51
Phoenix-Federated U.S. Government Bond Series .............................   57
Phoenix-Goodwin Money Market Series .......................................   61
Phoenix-Goodwin Multi-Sector Fixed Income Series ..........................   66
Phoenix-Hollister Value Equity Series .....................................   74
Phoenix-J.P. Morgan Research Enhanced Index Series ........................   80
Phoenix-Janus Core Equity Series ..........................................   89
Phoenix-Janus Flexible Income Series ......................................   94
Phoenix-Janus Growth Series ...............................................   99
Phoenix-MFS Investors Growth Stock Series .................................  103
Phoenix-MFS Investors Trust Series ........................................  109
Phoenix-MFS Value Series ..................................................  115
Phoenix-Morgan Stanley Focus Equity Series ................................  120
Phoenix-Oakhurst Balanced Series ..........................................  126
Phoenix-Oakhurst Growth and Income Series .................................  134
Phoenix-Oakhurst Strategic Allocation Series ..............................  141
Phoenix-Sanford Bernstein Global Value Series .............................  149
Phoenix-Sanford Bernstein Mid-Cap Value Series ............................  158
Phoenix-Sanford Bernstein Small-Cap Value Series ..........................  163
Phoenix-Seneca Mid-Cap Growth Series ......................................  168
Phoenix-Seneca Strategic Theme Series .....................................  173
Notes to Financial Statements .............................................  178

      Not FDIC Insured       No Bank Guarantee             May Lose Value

             PHOENIX-ABERDEEN INTERNATIONAL SERIES

INVESTOR PROFILE
     The Fund is appropriate for investors seeking high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public disclosure, as well as economic and political risks.

INVESTMENT ADVISER'S REPORT For the 12 months ended December 31, 2001, the Fund returned -24.04% compared with a return of -21.21% for its benchmark index, the MSCI EAFE Index(1).

     International equity markets have continued to perform poorly, during the year under review, with sentiment towards the prospects for the global economy deteriorating significantly in the immediate aftermath of the tragic events of September 11th. However, as the "war against terrorism" has started to unfold in a more positive light for the US and its allies, and after significant cuts in interest rates globally, the equity markets have recovered off their lows following the terrorist attacks, yet are still significantly down over the year.

     In response to the declining economic environment and the impact of the horrific terrorist attacks in the US, central banks moved quickly to increase liquidity in the financial markets. As a result, US interest rates were reduced to 1.75% in the year under review, while UK base rates fell to 4.0%. In mid-September, widespread global uncertainty also forced the European Central Bank to aggressively reduce its interest rate from 4.25% to 3.25%. Global monetary policy is likely to remain accommodative with interest rates being reduced to emergency levels.

     The on-going disputes between OPEC member and non-member states (Norway, Russia, Mexico) over production levels for crude oil has seen the price of Brent Crude drop significantly. The drop in the oil price, together with declining consumer and producer prices, has kept inflationary pressures down and has been very supportive in allowing central banks to act so aggressively in easing monetary policy.

     The European Central Bank (ECB) has clearly been behind the easing curve on interest rates, with real rates still considerably higher than the US, and core inflation falling due to weak demand. The slowness in policy response from the ECB has meant that "Fortress Europe" has not escaped unscathed with the German economy teetering on recession. The lack of policy response has also meant that the Euro has fallen back below 0.90 to the US dollar after rising to 0.9267 in September. The UK appears to be fairing better than most other economies throughout the world with third quarter GDP posting a stronger-than-expected growth rate of 0.6%. It now seems likely that the UK will avoid a recession, despite a weak manufacturing sector that has suffered from the strength of sterling. Core inflation has fallen well below the Bank of England's target rate of 2.5%.

     In Japan, the economic gloom has considerably worsened since September 11th. Industrial production fell by 12.7% year-on-year and 4.3% quarter-on-quarter in the third quarter due not only to a drop in exports, but also to a decrease in domestic orders. The unemployment rate took a dramatic jump, rising from 5% to 5.3%, confirming that large-scale labor shedding has begun in the face of massive excess capacity. Speculation over the extent of the bad debt problems to which the Japanese banks are exposed, and lack of policy reform from Prime Minister Junichiro Koizumi, saw the Nikkei Index fall below the 10,000 level, hitting an 18-year low.

OUTLOOK
     Equity markets are likely to remain nervous and volatile over the short term, a situation that has been exacerbated by the events of September 11th. Confidence has shown signs of returning recently due to a number of factors. The speedy progress in the Afghan military campaign, weaker-than-expected oil prices and the absence of any further terrorist attacks has resulted in a modest reduction in the global investment risk premium; nonetheless, terrorist threats on the US and the risk of further extraneous shocks still remain. As a result of the attacks, the global economic trough has been deferred until 2002 so that a "V"-shaped recovery will likely not take place until the second half of next year, with the more likely scenario of a more moderate rate of growth being achieved.

     Disinflation will likely remain the dominant and enduring global theme, reinforced by the deflationary shock resulting from the terrorist attacks in the US. In spite of this, and as a direct result of greater stimulative monetary and fiscal policy, global reflation has been slowly building throughout the year. For the first time since the 1980's, governments are pursuing fiscal stimulus policies. Indeed, with economic data remaining weak in the Asia-Pacific region, the governments of Korea (US$1.5 billion), Singapore (US$6 billion) and Hong Kong (US$1.2 billion) have all announced fiscal spending packages. The emerging markets asset class looks set for a better year in 2002 as global economic activity picks up in response to rising levels of

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

liquidity and cheap borrowing rates. Valuations for these markets are back to 1998 crisis levels, with the asset class trading at 10x 2002 earnings despite improved macro fundamentals.

     Historically, shocks like the terrorists attacks in the US tend to lead to a sudden, albeit temporary, rise in investor risk aversion. The typical investor response to previous market shocks of this nature suggests that heightened risk aversion lasts between two to three months, during which time investors seek the relative security of bonds and cash. Once equities have found an absolute floor, the recovery period for equities extends anywhere between three months and one year.

     Equity markets have started to anticipate a moderate economic recovery for the middle of next year. In order for the markets to extend recent gains and justify current levels of valuation, there must be an improvement on the outlook for corporate earnings before they can enter into a new bull market phase. Indeed, inflation is expected to remain subdued due to the unwinding of enormous global over-capacity in a number of sectors, allowing central banks to keep monetary policy supportive. With bond yields at or near historic lows, the foundations are in place for a rebuilding of confidence and improved returns from the equity markets over the medium to long term.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   International Series  MSCI EAFE Index(1)     S&P 500 Index(2)
12/31/91               $10,000.00            $10,000.00            $10,000.00
12/31/92                 8,719.13              8,814.84             10,769.10
12/31/93                12,070.40             11,718.70             11,846.00
12/30/94                12,073.60             12,663.00             12,002.70
12/29/95                13,231.90             14,125.60             16,504.60
12/31/96                15,699.00             15,024.40             20,341.50
12/31/97                17,589.70             15,333.30             27,130.70
12/31/98                22,501.40             18,450.90             34,932.50
12/31/99                29,138.00             23,487.70             42,315.50
12/29/00                24,530.00             20,209.30             38,427.90
12/31/01                18,633.30             15,923.80             33,864.70

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                              1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
International Series                          (24.04)%     3.49%        6.42%
--------------------------------------------------------------------------------
MSCI EAFE Index(1)                            (21.21)%     1.17%        4.76%
--------------------------------------------------------------------------------
S&P 500 Index(2)                              (11.87)%    10.73%       12.97%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/91. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East.

(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

The indices are not available for direct investment.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2001

                                                     SHARES         VALUE
                                                   ----------   ------------
FOREIGN COMMON STOCKS--97.3%
AUSTRALIA--1.5%
  QBE Insurance Group Ltd. (Insurance
    (Property-Casualty)) ..........................   594,600   $  2,337,555
                                                                ------------
BRAZIL--1.9%
  Tele Norte Leste Participacoes SA ADR
    (Telecommunications (Long Distance)) ..........   100,000      1,563,000
  Unibanco GDR (Banks (Money Center)) .............    65,250      1,455,075
                                                                ------------
                                                                   3,018,075
                                                                ------------
FINLAND--3.1%
  Nokia Oyj (Communications Equipment) ............   100,490      2,591,166
  Stora Enso Oyj (Paper & Forest Products) ........   187,450      2,400,038
                                                                ------------
                                                                   4,991,204
                                                                ------------
FRANCE--9.4%
  Assurances Generales de France (Insurance
    (Multi-Line)) .................................    31,059      1,490,562
  Aventis SA (Health Care (Drugs-Major
    Pharmaceuticals)) .............................    33,887      2,406,233
  Cap Gemini SA (Computers (Software & Services))..     9,310        672,271
  Castorama Dubois Investissement SA (Retail
    (Building Supplies)) ..........................    23,800      1,225,898
  Club Mediterranee SA (Lodging - Hotels) .........    29,541      1,078,407
  Havas Advertising SA (Services (Advertising/
    Marketing)) ...................................   193,810      1,402,945
  L'Oreal SA (Household Products (Non-Durable))....    25,600      1,844,006
  Pechiney SA Class A (Containers & Packaging
    (Paper)) ......................................    34,580      1,782,696
  Schneider Electric SA (Electrical Equipment) ....    25,300      1,216,433
  Valeo SA (Auto Parts & Equipment) ...............    47,020      1,875,575
                                                                ------------
                                                                  14,995,026
                                                                ------------
GERMANY--1.9%
Allianz AG (Insurance (Multi-Line)) ...............     7,800      1,843,881
  Bayerische Motoren Werke AG (Automobiles) .......    32,140      1,131,791
                                                                ------------
                                                                   2,975,672
                                                                ------------
HONG KONG--2.7%
  Giordano International Ltd. (Retail (Specialty-
    Apparel)) ..................................... 5,988,000      2,649,269
  Swire Pacific Ltd. Class B (Manufacturing
    (Diversified)) ................................ 2,410,000      1,730,733
                                                                ------------
                                                                   4,380,002
                                                                ------------
INDIA--0.7%
  Videsh Sanchar Nigam Ltd. ADR (Telecommunications
    (Long Distance)) ..............................   118,000      1,132,800
                                                                ------------
ITALY--4.2%
ENI SpA (Oil) .....................................   218,296      2,736,669
  Sanpaolo IMI SpA (Banks (Money Center)) .........   209,573      2,248,517
  Telecom Italia Mobile SpA (Telecommunications
    (Cellular/Wireless)) ..........................   310,000      1,730,625
                                                                ------------
                                                                   6,715,811
                                                                ------------
JAPAN--17.9%
  Fuji Photo Film Co., Ltd. (Leisure Time
    (Products)) ...................................    70,000      2,499,619
  Fujikura Ltd. (Electrical Equipment) ............   482,000      1,809,431
  Honda Motor Co. Ltd. (Automobiles) ..............    58,800      2,346,437
  Kao Corp. (Household Products (Non-Durable)) ....   110,000      2,287,121
  Mabuchi Motor Co., Ltd. (Electrical Equipment) .. 29,000 2,389,746 NTT DoCoMo, Inc. (Telecommunications (Cellular/
    Wireless)) ....................................       170      1,997,559
  Olympus Optical Co., Ltd. (Health Care (Medical
    Products & Supplies)) .........................   182,000      2,617,656

                                                     SHARES         VALUE
                                                   ----------   ------------
JAPAN--CONTINUED
  Orix Corp. (Consumer Finance) ...................    25,100   $  2,248,390
  Rohm Co., Ltd. (Electronics (Semiconductors)) ... 13,000 1,687,243 Shin-Etsu Chemical Co., Ltd. (Chemicals
    (Specialty)) ..................................    71,000      2,551,580
  Terumo Corp. (Health Care (Medical Products &
    Supplies)) ....................................   158,000      2,047,032
  Uni-Charm Corp. (Household Products (Non-Durable)) 85,000 1,777,049 Yamanouchi Pharmaceutical Co., Ltd. (Health Care
    (Diversified)) ................................    90,000      2,376,011
                                                                ------------
                                                                  28,634,874
                                                                ------------
MEXICO--0.6%
Telefonos de Mexico SA de C.V. ADR Series L
  (Telecommunications (Long Distance)) ............    28,500        998,070
                                                                ------------
NETHERLANDS--8.7%
  ASM Lithography Holding NV (Equipment
    (Semiconductors)) (b) .........................    58,529      1,017,243
  Buhrmann NV (Distributors (Food & Health)) ......   118,190      1,297,531
  DSM NV (Chemicals (Specialty)) ..................    54,990      2,007,924
  IHC Caland NV (Oil & Gas (Drilling & Equipment))     29,918      1,398,510
  ING Groep NV (Financial (Diversified)) ..........    51,320      1,308,680
  Koninklijke (Royal) Philips Electronics NV
    (Manufacturing (Diversified)) .................    84,830      2,521,214
  Royal Dutch Petroleum Co. (Oil) .................    39,571      2,004,764
  TNT Post Group NV (Air Freight) .................   112,130      2,426,062
                                                                ------------
                                                                  13,981,928
                                                                ------------
SINGAPORE--1.8%
  Oversea-Chinese Banking Corp., Ltd. (Banks (Major
    Regional)) ....................................   493,000      2,936,908
                                                                ------------
SOUTH KOREA--0.8%
  Korea Telecom Corp. ADR (Telecommunications
    (Long Distance)) ..............................    64,400      1,309,252
                                                                ------------
SPAIN--6.4%
Acerinox SA (Iron & Steel) ........................    45,985      1,537,446
  Altadis SA (Tobacco) ............................   126,675      2,154,260
  Grupo Dragados SA (Engineering & Construction) .. 125,640 1,681,360 Telefonica SA (Telecommunications (Long
    Distance)) (b) ................................   180,000      2,408,826
  Union Fenosa SA (Electric Companies) ............   147,547      2,388,351
                                                                ------------
                                                                  10,170,243
                                                                ------------
SWEDEN--4.8%
  Assa Abloy AB Class B (Machinery (Diversified)) .   139,511      2,008,273
  Nordea AB (Banks (Major Regional)) ..............   482,200      2,551,277
  Skandia Forsakrings AB (Insurance (Life/Health))    253,210      1,834,559
  Volvo AB (Trucks & Parts) .......................    81,500      1,367,438
                                                                ------------
                                                                   7,761,547
                                                                ------------
SWITZERLAND--8.1%
  Adecco SA Registered Shares (Services
    (Employment)) .................................    31,170      1,694,338
  Credit Suisse Group Registered Shares (Banks
    (Money Center)) ...............................    66,120      2,819,565
  Nestle SA Registered Shares Class B (Foods) .....    11,350      2,419,999
  Swiss Re Registered Shares (Insurance (Property-
    Casualty)) ....................................    29,590      2,976,305
  UBS AG Registered Shares (Financial (Diversified)) 31,300 1,579,808 Zurich Financial Services AG (Insurance (Multi-
    Line)) ........................................     6,400      1,501,425
                                                                ------------
                                                                  12,991,440
                                                                ------------
UNITED KINGDOM--22.8%
  3i Group plc (Investment Banking/Brokerage) .....   122,000      1,526,132
  Anglo American plc (Metals Mining) ..............   110,000      1,666,594
  BOC Group plc (Chemicals (Specialty)) ...........    75,000      1,157,054

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                     SHARES         VALUE
                                                   ----------   ------------
UNITED KINGDOM--CONTINUED
  BP plc (Oil) ....................................   570,000   $  4,429,987
  BT Group plc (Telecommunications (Long
    Distance)) (b) ................................   300,000      1,104,659
  Carlton Communications plc (Entertainment) ......   200,000        707,331
  Dixons Group plc (Retail (Computers &
    Electronics)) .................................   500,000      1,710,111
  FirstGroup plc (Services (Commercial & Consumer)) 246,000 1,052,613 GlaxoSmithKline plc (Health Care (Drugs-Major
    Pharmaceuticals)) .............................   130,000      3,259,980
  HSBC Holdings plc (Financial (Diversified)) .....   321,000      3,765,533
  Logica plc (Computers (Software & Services)) ....   130,000      1,210,904
  Marconi plc (Communications Equipment) ..........   310,000        188,367
  mm02 plc (Telecommunications
    (Cellular/Wireless)) (b) ......................   300,000        377,680
  Prudential plc (Insurance (Life/Health)) ........   160,000      1,853,614
  Reuters Group plc (Publishing) ..................   135,000      1,336,070
  Royal Bank of Scotland Group plc (Banks (Money
    Center)) ......................................    90,000      2,190,106
  Schroders plc (Investment Management) ...........    80,000        983,859
  Serco Group plc (Services (Commercial & Consumer)) 260,000 1,381,187 Shire Pharmaceuticals Group plc (Health Care
    (Diversified)) (b) ............................   166,500      2,084,006
  Vodafone Group plc (Telecommunications
    (Cellular/Wireless)) .......................... 1,750,000      4,578,185
                                                                ------------
                                                                  36,563,972

TOTAL FOREIGN COMMON STOCKS
  (Identified cost $179,070,080) ............................    155,894,379
                                                                ------------
FOREIGN PREFERRED STOCKS--1.3%
SOUTH KOREA--1.3%
  Samsung Electronics Co. Ltd. Pfd. (Electronics
    (Semiconductors)) .............................    24,700      2,134,336
                                                                ------------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $1,415,801) ..............................      2,134,336
                                                                ------------
TOTAL LONG-TERM INVESTMENTS--98.6%
  (Identified cost $180,485,881) ............................    158,028,715
                                                                ------------

                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)
                                           ----------  -----
SHORT-TERM OBLIGATIONS--1.5%
FEDERAL AGENCY SECURITIES--1.5%
  Freddie Mac 1.47%, 1/2/02 .................. AAA     $2,345      2,344,904
                                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,344,904) ..............................      2,344,904
                                                                ------------
TOTAL INVESTMENTS--100.1%
  (Identified cost $182,830,785) ............................    160,373,619(a)
  Other assets and liabilities, net--(0.1)% .................       (149,542)
                                                                ------------
NET ASSETS--100.0% ..........................................   $160,224,077
                                                                ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $8,097,821 and gross depreciation of $31,668,881 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $183,944,679.

(b) Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Air Freight ......................................      1.5%
Auto Parts & Equipment ...........................      1.2
Automobiles ......................................      2.2
Banks (Major Regional) ...........................      3.4
Banks (Money Center) .............................      5.4
Chemicals (Specialty) ............................      3.6
Communications Equipment .........................      1.7
Computers (Software & Services) ..................      1.2
Consumer Finance .................................      1.4
Containers & Packaging (Paper) ...................      1.1
Distributors (Food & Health) .....................      0.8
Electric Companies ...............................      1.5
Electrical Equipment .............................      3.4
Electronics (Semiconductors) .....................      2.4
Engineering & Construction .......................      1.0
Entertainment ....................................      0.4
Equipment (Semiconductors) .......................      0.6
Federal Agency Securities ........................      1.5
Financial (Diversified) ..........................      4.1
Foods ............................................      1.5
Health Care (Diversified) ........................      2.8
Health Care (Drugs-Major Pharmaceuticals) ........      3.5
Health Care (Medical Products & Supplies) ........      2.9
Household Products (Non-Durable) .................      3.7
Insurance (Life/Health) ..........................      2.3
Insurance (Multi-Line) ...........................      3.0
Insurance (Property-Casualty) ....................      3.3
Investment Banking/Brokerage .....................      0.9
Investment Management ............................      0.6
Iron & Steel .....................................      1.0
Leisure Time (Products) ..........................      1.6
Lodging - Hotels .................................      0.7
Machinery (Diversified) ..........................      1.3
Manufacturing (Diversified) ......................      2.6
Metals Mining ....................................      1.0
Oil ..............................................      5.7
Oil & Gas (Drilling & Equipment) .................      0.9
Paper & Forest Products ..........................      1.5
Publishing .......................................      0.8
Retail (Building Supplies) .......................      0.8
Retail (Computers & Electronics) .................      1.1
Retail (Specialty-Apparel) .......................      1.7
Services (Advertising/Marketing) .................      0.9
Services (Commercial & Consumer) .................      1.5
Services (Employment) ............................      1.1
Telecommunications (Cellular/Wireless) ...........      5.4
Telecommunications (Long Distance) ...............      5.3
Tobacco ..........................................      1.3
Trucks & Parts ...................................      0.9
                                                      -----
                                                      100.0%
                                                      =====

                       See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $182,830,785) ......................................      $160,373,619
Receivables
  Investment securities sold .......................................................................           625,169
  Tax reclaim ......................................................................................           231,355
  Dividends and interest ...........................................................................            83,244
  Fund shares sold .................................................................................            59,610
Prepaid expenses ...................................................................................             1,650
                                                                                                          ------------
    Total assets ...................................................................................       161,374,647
                                                                                                          ------------

LIABILITIES
Payables
  Fund shares repurchased ..........................................................................           891,026
  Investment advisory fee ..........................................................................           102,652
  Printing fee .....................................................................................            77,712
  Financial agent fee ..............................................................................            13,967
  Trustees' fee ....................................................................................             3,262
Accrued expenses ...................................................................................            61,951
                                                                                                          ------------
    Total liabilities ..............................................................................         1,150,570
                                                                                                          ------------
NET ASSETS .........................................................................................      $160,224,077
                                                                                                          ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................................      $215,204,481
  Undistributed net investment income ..............................................................               478
  Accumulated net realized loss ....................................................................       (32,522,408)
  Net unrealized depreciation ......................................................................       (22,458,474)
                                                                                                          ------------
NET ASSETS .........................................................................................      $160,224,077
                                                                                                          ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...................        16,378,993
                                                                                                          ============
Net asset value and offering price per share .......................................................             $9.78
                                                                                                                 =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends ........................................................................................      $  3,442,332
  Interest .........................................................................................           156,181
  Foreign taxes withheld ...........................................................................          (337,308)
                                                                                                          ------------
    Total investment income ........................................................................         3,261,205
                                                                                                          ------------
EXPENSES
  Investment advisory fee ..........................................................................         1,411,759
Financial agent fee ................................................................................           188,307
  Custodian ........................................................................................           169,981
  Printing .........................................................................................            96,324
  Professional .....................................................................................            28,876
  Trustees .........................................................................................             8,438
  Miscellaneous ....................................................................................             9,095
                                                                                                          ------------
    Total expenses .................................................................................         1,912,780
                                                                                                          ------------
NET INVESTMENT INCOME ..............................................................................         1,348,425
                                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................................       (32,408,972)
  Net realized loss on foreign currency transactions ...............................................          (224,911)
  Net change in unrealized appreciation (depreciation) on investments ..............................       (23,429,910)
  Net change in unrealized appreciation (depreciation) on foreign currency and
    foreign currency transactions ..................................................................             5,342
                                                                                                          ------------
NET LOSS ON INVESTMENTS ............................................................................       (56,058,451)
                                                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................................      $(54,710,026)
                                                                                                          ============

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED       YEAR ENDED
                                                                                                        12/31/01        12/31/00
                                                                                                     ------------     -------------
FROM OPERATIONS
  Net investment income (loss) ..................................................................    $  1,348,425      $  1,456,728
  Net realized gain (loss) ......................................................................     (32,633,883)       19,976,599
  Net change in unrealized appreciation (depreciation) ..........................................     (23,424,568)      (65,850,375)
                                                                                                     ------------     -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................     (54,710,026)      (44,417,048)
                                                                                                     ------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .........................................................................              --        (1,089,135)
  Net realized short-term gains .................................................................      (2,072,805)       (6,644,417)
  Net realized long-term gains ..................................................................      (3,087,812)      (13,214,282)
                                                                                                     ------------     -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................................      (5,160,617)      (20,947,834)
                                                                                                     ------------     -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (15,133,649 and 10,617,484 shares, respectively) ................     163,527,768       165,343,109
 Net asset value of shares issued from reinvestment of distributions (492,572 and
    1,515,915 shares, respectively) .............................................................       5,160,617        20,947,834
  Cost of shares repurchased (16,881,045 and 11,896,749 shares, respectively) ...................    (182,202,911)     (186,289,552)
                                                                                                     ------------     -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................     (13,514,526)            1,391
                                                                                                     ============     =============
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................     (73,385,169)      (65,363,491)
NET ASSETS
  Beginning of period ...........................................................................     233,609,246       298,972,737
                                                                                                     ------------     -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AND DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME OF $478 AND ($1,142,917), RESPECTIVELY) ............................    $160,224,077     $ 233,609,246
                                                                                                     ============     =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                               --------------------------------------------------
                                                                                2001       2000      1999      1998      1997
                                                                               ------     ------    ------    ------    ------
Net asset value, beginning of period .....................................     $13.25     $17.19    $15.46    $14.53    $14.52
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...........................................       0.06       0.08      0.23      0.12(1)   0.12(1)
  Net realized and unrealized gain (loss) ................................      (3.23)     (2.77)     4.13      3.94      1.61
                                                                               ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .....................................      (3.17)     (2.69)     4.36      4.06      1.73
                                                                               ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
Dividends from net investment income .....................................         --      (0.06)    (0.39)       --     (0.22)
  Dividends from net realized gains ......................................      (0.30)     (1.19)    (2.24)    (3.13)    (1.50)
                                                                               ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ..................................................      (0.30)     (1.25)    (2.63)    (3.13)    (1.72)
                                                                               ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ................................................      (3.47)     (3.94)     1.73      0.93      0.01
                                                                               ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ...........................................     $ 9.78     $13.25    $17.19    $15.46    $14.53
                                                                               ======     ======    ======    ======    ======
Total return .............................................................     (24.04)%   (15.81)%   29.49%    27.92%    12.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..................................   $160,224   $233,609  $298,973  $241,915  $194,108
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses .....................................................       1.02%      1.02%     1.01%     0.98%     1.01%
  Net investment income ..................................................       0.72%      0.54%     0.81%     0.72%     0.72%
Portfolio turnover rate ..................................................         74%        94%       79%       93%      184%

(1) Computed using average shares outstanding.

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

INVESTOR PROFILE
     The Fund is appropriate for investors seeking long-term capital appreciation from a diversified portfolio invested primarily in equity securities of issuers located in at least three different countries in Asia, other than Japan ("New Asia"). Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

INVESTMENT ADVISER'S REPORT
     For the 12 months ended December 31, 2001, the Fund returned 1.02% compared with a return of -2.40% for its benchmark, the MSCI AC Asia Pacific Free Ex. Japan Index(1).

     The period under review was a trying time for Asian economies, as countries had to deal with the double-whammy of slowing export growth and the after-effects of September 11th. Following the terrorist attacks, even perennial optimists were forced to reverse their bullish scenarios for a quick-fire US rebound. Indeed, it was surely wishful thinking to believe that the termination of one of the longest bull market runs in US history would be followed by the mildest of recessions.

     The ongoing recession in the US can be expected to last until at least the second half of 2002. This in turn is unlikely to offer any solace for Asia, save for the thought that the current slowdown is brought on predominantly by external variables. Technology, which had led the broader market on the upturn (leading to the Nasdaq peaking above 5,000 in March 2000), became the pariah of the markets in 2001. As a result, companies were forced to cut back on their investments, and the build-up in inventories had to be addressed.

     As technology wilted, so did global economic growth. The US and Japan--the world's two biggest economies--fell into recession. The rest of Asia in turn suffered, with perceived 'safe haven' economies like Singapore also giving in to recessionary headwinds.

     In response, governments in the region have had no choice but to scale back growth forecasts. In Singapore, advance estimates showed that GDP fell by 7% year-on-year in the fourth quarter last year. For the whole of 2001, a 2.2% contraction is estimated, with a range of -2% to +2% now expected in 2002. Meanwhile, Thailand once again cut its 2001 GDP projection to 1.5%, Malaysia to 0.5-1%, and South Korea to 2.5%.

     The notable exception was China, where a series of market liberalisations and positive developments stemming from the country's accession into the World Trade Organization have buoyed the mood of the investing public. While exports have come off their earlier breakneck pace in the mainland, this has been effectively absorbed by healthy domestic consumption and adequate fiscal pump-priming measures.

     Within Asia, Singapore remained our preferred market. We were especially overweight in the banking sector, where the pace of mergers and consolidation has surged since June. At the corporate level, much is happening in the city-state relating to the restructuring of government-linked companies and an increased emphasis on rewarding shareholders. We are also overweight in other South East Asian markets like Thailand, Indonesia, Philippines, and India, largely on valuations and good company quality.

     Stock wise, our largest exposures in Asia were in companies that were committed toward reform and restructuring, had adequate cash on the balance sheet, were well-run, and traded at relatively undemanding valuations. For example, in Hong Kong we held Giordano International, a prime example of a company that benefits from the cheaper cost of manufacturing in China. Giordano has a strong balance sheet, and is blessed with focused and professional management.

     Another holding with exposure to the Hong Kong/China market is Swire Pacific, a conglomerate with operations stretching from Coke bottling, property development and investment, aviation, to ports management. We hold the B-shares, which have the same voting rights as the A-tranche, but trade at a substantial discount.

     In Singapore, our proclivity for restructuring themes was reflected in our holdings in the domestic banking sector. For example, we held United Overseas Bank, which received unconditional approval for its takeover of Overseas Union Bank. The ongoing banking sector consolidation bodes well for the industry, and should result in increased efficiency going forward.

     Relatively inexpensive valuations and good management were the chief underlying factors behind our decision to hold Malaysian Oxygen in Malaysia. Malaysian Oxygen is the country's leading producer of industrial gases and electrodes. Korea Telecom, the dominant telephone provider in South Korea, was also held based on a valuation perspective.

                        PHOENIX-ABERDEEN NEW ASIA SERIES

OUTLOOK
     Even as regional growth has stumbled, stock markets have thrown caution to the winds by recovering all of their post-September 11th losses. For now, abundant liquidity and massive doses of both fiscal and monetary stimuli have helped support stock exchanges. It remains to be seen, however, if the recovery can be sustained, as corporate earnings remain a major worry going forward.

     Other factors in Asia's favor are current account surpluses enjoyed by most countries, ample foreign exchange reserves and substantial inroads made by governments in cutting debt. Asia also remains cheap from a global valuation perspective. Thus, even if the recovery time frame for the US economy proves to be optimistic, the relative price attractiveness of Asian stocks will be a major plus for the region.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                            MSCI AC Asia Pacific Free
                  New Asia Series               Ex. Japan Index(1)          S&P 500 Index(2)
9/17/96              $10,000.00                    $10,000.00                 $10,000.00
12/31/96              10,015.70                     10,348.50                  10,920.70
12/31/97               6,771.58                      6,808.84                  14,565.60
12/31/98               6,470.61                      6,508.13                  18,754.10
12/31/99               9,767.86                      9,751.46                  22,717.80
12/29/00               8,208.55                      6,828.99                  20,630.70
12/31/01               8,292.48                      6,665.09                  18,180.80


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01


                                                                                 FROM
                                                                              INCEPTION
                                                                              9/17/96 TO
                                                    1 YEAR       5 YEARS      12/31/01
----------------------------------------------------------------------------------------
New Asia Series                                      1.02%       (3.71)%      (3.48)%
----------------------------------------------------------------------------------------
MSCI AC Asia Pacific Free Ex. Japan Index(1)        (2.40)%      (8.42)%      (7.43)%
----------------------------------------------------------------------------------------
S&P 500 Index(2)                                   (11.87)%      10.73%       11.96%
----------------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 9/17/96
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) Morgan Stanley Capital International All Country Asia Pacific Free (excluding Japan) Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

The indices are not available for direct investment.

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                      SHARES        VALUE
                                                    ---------   -----------
FOREIGN COMMON STOCKS--89.6%
AUSTRALIA--9.9%
  BRL Hardy Ltd. (Beverages (Alcoholic)) ..........    58,000   $    28,069
  Leighton Holdings Ltd. (Engineering &
    Construction) .................................    55,916       296,246
  QBE Insurance Group Ltd. (Insurance (Property-
    Casualty)) ....................................   105,000       412,787
  Rio Tinto Ltd. (Metals Mining) ..................    16,500       314,248
                                                                -----------
                                                                  1,351,350
                                                                -----------
CHINA--4.7%
  PetroChina Co. Ltd. (Oil) ....................... 1,750,000       309,701
  Zhejiang Expressway Co. Ltd. (Services (Commercial
    & Consumer)) .................................. 1,350,000       332,399
                                                                -----------
                                                                    642,100
                                                                -----------
HONG KONG--17.1%
  China Mobile (Hong Kong) Ltd. (Telecommunications
    (Cellular/Wireless)) (b) ......................    80,000       281,616
  Dah Sing Financial Group (Banks (Major Regional))    53,800       254,586
  Giordano International Ltd. (Retail (Specialty-
    Apparel)) ..................................... 1,200,000       530,916
  Hong Kong Exchanges & Clear (Investment Banking/
    Brokerage) ....................................    82,000       124,611
  MTR Corp. Ltd. (Railroads) ......................   175,000       228,909
  Swire Pacific Ltd. Class B (Manufacturing
    (Diversified)) ................................   850,000       610,425
  Wing Hang Bank Ltd. (Banks (Major Regional)) ....    90,000       288,541
                                                                -----------
                                                                  2,319,604
                                                                -----------
INDIA--7.8%
  Bharat Petroleum Corporation Ltd. (Oil & Gas
    (Refining & Marketing)) .......................    72,000       282,207
  Gas Authority of India Ltd. GDR (Oil & Gas
    (Refining & Marketing)) .......................    35,000       275,625
  ICICI Ltd. (Financial (Diversified)) ............   175,500       159,959
  Videsh Sanchar Nigam Ltd. ADR (Telecommunications
    (Long Distance)) ..............................    35,000       336,000
                                                                -----------
                                                                  1,053,791
                                                                -----------
INDONESIA--2.5%
  PT Unilever Indonesia Tbk (Household Products
    (Non-Durable)) ................................   218,000       342,721
                                                                -----------
MALAYSIA--7.7%
  Carlsberg Brewery Malaysia Berhad (Beverages
    (Alcoholic)) ..................................    45,000       127,893
  Malaysian Oxygen Berhad (Chemicals (Specialty)) .   150,000       402,626
  Public Bank Berhad (Banks (Major Regional)) .....   400,000       281,049
  Sime UEP Properties Berhad (Homebuilding) .......   250,000       236,839
                                                                -----------
                                                                  1,048,407
                                                                -----------
PHILIPPINES--3.6%
  Ayala Land, Inc. (Financial (Diversified)) ...... 2,250,000       211,482
  Bank of the Philippine Islands (Banks (Major
    Regional)) ....................................   118,750       132,328
  La Tondena Distillers, Inc. (Beverages (Alcoholic)  319,600       145,554
                                                                -----------
                                                                    489,364
                                                                -----------
SINGAPORE--12.8%
  Oversea-Chinese Banking Corp., Ltd. (Banks (Major
    Regional)) ....................................    70,000       417,005
  Robinson & Co., Ltd. (Retail (Department Stores))   125,000       301,922
  Singapore Airlines Ltd. (Airlines) ..............    45,000       268,075
  SMRT Corp., Ltd. (Railroads) ....................   425,000       164,568
  United Overseas Bank Ltd. (Banks (Major Regional))   84,400       580,493
                                                                -----------
                                                                  1,732,063
                                                                -----------

                                                      SHARES        VALUE
                                                    ---------   -----------
SOUTH KOREA--7.4%
  Kookmin Bank (Banks (Money Center)) .............    11,660   $   442,077
  Korea Telecom Corp. (Telecommunications (Long
    Distance)) ....................................    10,000       380,282
  Pohang Iron & Steel Co. Ltd. (Iron & Steel) .....     2,000       185,763
                                                                -----------
                                                                  1,008,122
                                                                -----------
SRI LANKA--1.8%
  Keells (John) Holdings Ltd. (Foods) .............   200,000       129,884
  National Development Bank Ltd. (Banks (Major
    Regional)) ....................................   150,000       115,527
                                                                -----------
                                                                    245,411
                                                                -----------
TAIWAN--7.4%
  Bank Sinopac (Banks (Major Regional)) ...........   953,150       397,713
  Fubon Financial Holding Co. Ltd. (Insurance
    (Property-Casualty)) (b) ......................   300,000       260,646
  Standard Foods Taiwan Ltd. GDR (Foods) ..........    52,447        56,380
  Taiwan Cellular Corp. (Telecommunications
    (Cellular/Wireless)) (b) ......................   216,000       288,905
                                                                -----------
                                                                  1,003,644
                                                                -----------
THAILAND--5.2%
  Hana Microelectronics Public Co., Ltd. (Electrical
    Equipment) ....................................   130,800       218,838
  Phatra Insurance Public Co., Ltd. (Insurance
    (Property-Casualty)) ..........................    71,600       142,455
  PTT Exploration and Production Public Co. Ltd. ..
    (Oil & Gas (Exploration & Production)) ........   135,000       341,849
                                                                -----------
                                                                    703,142
                                                                -----------
UNITED KINGDOM--1.7%
  Rowe Evans Investments Group plc (Agricultural
    Products) .....................................   200,000       231,411

TOTAL FOREIGN COMMON STOCKS
  (Identified cost $13,379,933) .............................    12,171,130
                                                                -----------
FOREIGN PREFERRED STOCKS--3.2%
SOUTH KOREA--3.2%
  Samsung Electronics Co. Ltd. Pfd. (Electronics
    (Semiconductors)) .............................     5,000       432,052
                                                                -----------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $343,513) ................................       432,052
                                                                -----------
TOTAL LONG-TERM INVESTMENTS--92.8%
  (Identified cost $13,723,446) .............................    12,603,182
                                                                -----------

                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)
                                      --------          -----
SHORT-TERM OBLIGATIONS--3.7%
FEDERAL AGENCY SECURITIES--3.7%
  Freddie Mac 1.72%, 1/2/02 ...........  AAA            $ 500       499,979
                                                                -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $499,980) ................................       499,979
                                                                -----------
TOTAL INVESTMENTS--96.5%
  (Identified cost $14,223,425) .............................    13,103,161(a)
  Other assets and liabilities, net--3.5% ...................       472,005
                                                                -----------
NET ASSETS--100.0% ..........................................   $13,575,166
                                                                ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,214,032 and gross depreciation of $2,416,861 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $14,305,990.

(b) Non-income producing.

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Agricultural Products ............................      1.8%
Airlines .........................................      2.1
Banks (Major Regional) ...........................     19.6
Banks (Money Center) .............................      3.5
Beverages (Alcoholic) ............................      4.8
Chemicals (Specialty) ............................      3.2
Electrical Equipment .............................      1.7
Electronics (Semiconductors) .....................      3.4
Engineering & Construction .......................      2.4
Financial (Diversified) ..........................      3.0
Foods ............................................      1.5
Homebuilding .....................................      1.9
Household Products (Non-Durable) .................      2.7
Insurance (Property-Casualty) ....................      6.5
Investment Banking/Brokerage .....................      1.0
Iron & Steel .....................................      1.5
Manufacturing (Diversified) ......................      4.8
Metals Mining ....................................      2.5
Oil ..............................................      2.5
Oil & Gas (Exploration & Production) .............      2.7
Oil & Gas (Refining & Marketing) .................      4.4
Railroads ........................................      3.1
Retail (Department Stores) .......................      2.4
Retail (Specialty-Apparel) .......................      4.2
Services (Commercial & Consumer) .................      2.6
Telecommunications (Cellular/Wireless) ...........      4.5
Telecommunications (Long Distance) ...............      5.7
                                                      -----
                                                      100.0%
                                                      =====

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $14,223,425) ...............................................    $13,103,161
Cash .......................................................................................................          4,244
Foreign currency at value (Identified cost $15,965) ........................................................         15,742
Receivables
  Investment securities sold ...............................................................................        720,701
  Dividends and interest ...................................................................................         16,651
  Receivable from adviser ..................................................................................          4,758
  Fund shares sold .........................................................................................          1,989
Prepaid expenses ...........................................................................................            107
                                                                                                                -----------
  Total assets .............................................................................................     13,867,353
                                                                                                                -----------
LIABILITIES
Payables
  Fund shares repurchased ..................................................................................        226,101
  Professional fee .........................................................................................         30,269
  Printing fee .............................................................................................         16,841
  Financial agent fee ......................................................................................          3,832
  Trustees' fee ............................................................................................          3,262
Accrued expenses ...........................................................................................         11,882
                                                                                                                -----------
    Total liabilities ......................................................................................        292,187
                                                                                                                -----------
NET ASSETS .................................................................................................    $13,575,166
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .........................................................    $16,881,110
  Undistributed net investment income ......................................................................        120,639
  Accumulated net realized loss ............................................................................     (2,307,771)
  Net unrealized depreciation ..............................................................................     (1,118,812)
                                                                                                                -----------
NET ASSETS .................................................................................................    $13,575,166
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...........................      1,842,564
                                                                                                                ===========
Net asset value and offering price per share ...............................................................          $7.37
                                                                                                                      =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends ................................................................................................    $   488,606
  Interest .................................................................................................         12,418
  Foreign taxes withheld ...................................................................................        (28,353)
                                                                                                                -----------
    Total investment income ................................................................................        472,671
                                                                                                                -----------
EXPENSES
  Investment advisory fee ..................................................................................        127,972
  Financial agent fee ......................................................................................         46,340
  Custodian ................................................................................................         65,212
  Professional .............................................................................................         30,801
  Printing .................................................................................................         22,133
  Trustees .................................................................................................          8,437
  Miscellaneous ............................................................................................          7,977
                                                                                                                -----------
    Total expenses .........................................................................................        308,872
    Less expenses borne by investment adviser ..............................................................       (148,923)
                                                                                                                -----------
    Net expenses ...........................................................................................        159,949
                                                                                                                -----------
NET INVESTMENT INCOME ......................................................................................        312,722
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..........................................................................       (984,610)
  Net realized loss on foreign currency transactions .......................................................        (14,465)
  Net change in unrealized appreciation (depreciation) on investments ......................................        849,589
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions          5,818
                                                                                                                -----------
NET LOSS ON INVESTMENTS ....................................................................................       (143,668)
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................    $   169,054
                                                                                                                ===========

                        See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                YEAR ENDED        YEAR ENDED
                                                                                  12/31/01         12/31/00
                                                                                -----------      ------------
FROM OPERATIONS
  Net investment income (loss) .............................................    $   312,722      $    392,349
  Net realized gain (loss) .................................................       (999,075)        1,338,720
  Net change in unrealized appreciation (depreciation) .....................        855,407        (4,416,674)
                                                                                -----------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............        169,054        (2,685,605)
                                                                                -----------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................................................       (289,069)         (436,041)
                                                                                -----------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................       (289,069)         (436,041)
                                                                                -----------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,340,672 and 1,832,384 shares,
    respectively) ..........................................................     16,679,198        15,800,361
  Net asset value of shares issued from reinvestment of distributions
   (40,074 and 56,410 shares, respectively) ................................        289,069           436,041
  Cost of shares repurchased (2,344,849 and 2,029,290 shares, respectively)     (16,761,270)      (17,464,953)
                                                                                -----------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................        206,997        (1,228,551)
                                                                                -----------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................         86,982        (4,350,197)
NET ASSETS
  Beginning of period ......................................................     13,488,184        17,838,381
                                                                                -----------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    (LOSS) OF $120,639 AND $82,172, RESPECTIVELY) ..........................    $13,575,166      $ 13,488,184
                                                                                ===========      ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                            YEAR ENDED DECEMBER 31,
                                                                               -----------------------------------------------
                                                                                2001       2000      1999      1998       1997
                                                                               ------     ------    ------    ------    ------
Net asset value, beginning of period ....................................      $ 7.47     $ 9.16    $ 6.13    $ 6.44    $ 9.96
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........................................        0.19       0.22      0.11(2)   0.13(2)   0.15
  Net realized and unrealized gain (loss) ...............................       (0.12)     (1.67)     3.00     (0.41)    (3.36)
                                                                               ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ....................................        0.07      (1.45)     3.11     (0.28)    (3.21)
                                                                               ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................................       (0.17)     (0.24)    (0.08)    (0.03)    (0.25)
  Dividends from net realized gains .....................................          --         --        --        --     (0.01)
  Tax return of capital .................................................          --         --        --        --     (0.05)
                                                                               ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS .................................................       (0.17)     (0.24)    (0.08)    (0.03)    (0.31)
                                                                               ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ...............................................       (0.10)     (1.69)     3.03     (0.31)    (3.52)
                                                                               ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ..........................................      $ 7.37     $ 7.47    $ 9.16    $ 6.13    $ 6.44
                                                                               ======     ======    ======    ======    ======
Total return ............................................................        1.02%    (15.96)%   50.96%    (4.44)%  (32.39)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .................................     $13,575    $13,488   $17,838    $9,510   $10,017
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses(1) ...................................................        1.25%      1.25%     1.25%     1.25%     1.25%
  Net investment income .................................................        2.44%      2.42%     1.49%     2.09%     1.63%
Portfolio turnover rate .................................................          46%        60%       35%       46%       27%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.41%, 2.41%, 2.39%, 2.50% and 2.00% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.

(2) Computed using average shares outstanding.

                       See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

INVESTOR PROFILE
     This Fund is appropriate for investors seeking long-term growth of capital.

INVESTMENT ADVISER'S REPORT
     Since its inception on 10/29/01, the Phoenix-AIM Mid-Cap Equity Series posted a positive return of 6.55% through the end of December. The portfolio had positive returns in eight out of the 10 S&P sectors. The Portfolio did underperform its benchmark, the Russell MidCap Index(1), which posted a return of 11.20%. Good stock selection and overweight positions in both the Industrial and Material Sectors were the largest positive contributors to the portfolio's relative performance during the period. Underweight positions and stock selection in Information Technology and the Consumer Discretionary sectors as well as an underweight position in the Financial sector were the largest detractors from the relative performance. As of the end of December, portfolio managers:

     1) Held underweight positions in the Financials and Consumer Discretionary sectors relative to the benchmark index, and

     2) Held overweight positions in the Industrial and Materials sectors relative to the benchmark index.

     The markets and the economy remained volatile throughout 2001. Negative earnings announcements and revisions were prevalent during the year as many corporations were caught off guard by the magnitude of the economic slowdown that began in the latter part of 2000. This slowdown followed 10 years of growth--the longest expansion on record. The terrorist attacks on the United States on September 11th dealt a huge blow to an already faltering U.S. economy. The attacks cost over $60 billion in real estate, income and job losses. The New York Stock Exchange (NYSE) closed for four days following the attacks, and the U.S. economy was at a virtual standstill during the initial weeks following the attacks. The week the NYSE reopened, the Dow Jones Industrial Average (DJIA) was off 1,370 points, the worst five-day performance for the index since the Great Depression. The DJIA has since recovered to pre-attack levels but remains below its highs in 2000.

     The year 2001 ended with growth stocks out of favor and value stocks strongly outperforming growth stocks for the full year. However, since the market lows in late September, the performance differential between growth and value has narrowed, as growth stocks and small cap growth companies have outperformed value issues. Large cap growth stocks were hit hardest during the year with small cap value-oriented stocks being the best performers.

     With our diversified positioning, the fund remains very flexible and is prepared to add stocks as they fit into the fund's strategy- seeking long-term capital growth by investing in medium-sized U.S. companies.

OUTLOOK
     Many economic indicators have begun to show signs of stabilization and point to an improving economic landscape. In 2001, an unprecedented amount of fiscal and monetary stimulus was injected into the economy. The U.S. government spent approximately $100 billion following the events of September 11th to help bailout the airline industry, rebuild New York City and the Pentagon and defend the United States against terrorism. The Federal Open Market Committee cut short term interest rates by 4.75% taking rates from 6.50% at the beginning of the year to the current 1.75%. Corporate inventories declined dramatically during the year and are now more in line with consumer demand, and the price of oil has declined in recent months. While we recognize that a few drags on the economy remain, e.g. consumer debt burden, a post technology bubble environment, deflation risk, etc., the evidence pointing to a recovery in 2002 outweigh the lingering drags, and we believe that U.S. GDP growth will be positive in the second half of 2002.

(1) The Russell MidCap Index is an unmanaged, commonly used measure of mid-cap stock total return performance.

The index is not available for direct investment. Returns indicate past performance, which is not predictive of future performance.

                        PHOENIX-AIM MID-CAP EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                      SHARES        VALUE
                                                    ---------   -----------
COMMON STOCKS--78.3%
AUTO PARTS & EQUIPMENT--1.0%
  Gentex Corp. (b) ................................     1,400   $   37,422

BANKS (REGIONAL)--1.4%
  Marshall & Ilsley Corp. .........................       400       25,312
  TCF Financial Corp. .............................       600       28,788
                                                                ----------
                                                                    54,100
                                                                ----------
BEVERAGES (ALCOHOLIC)--1.7%
  Coors (Adolph) Co. Class B ......................     1,200       64,080
                                                                ----------
BUILDING MATERIALS--1.0%
  Dal-Tile International, Inc. (b) ................     1,700       39,525
                                                                ----------
CHEMICALS--0.8%
  Rohm & Haas Co. .................................       900       31,167
                                                                ----------
CHEMICALS (SPECIALTY)--2.2%
  Cambrex Corp. ...................................     1,000       43,600
  OM Group, Inc. ..................................       600       39,714
                                                                ----------
                                                                    83,314
                                                                ----------
COMMUNICATIONS EQUIPMENT--1.8%
  Advanced Fibre Communications, Inc. (b) .........     1,800       31,806
  L-3 Communications Holdings, Inc. (b) ...........       400       36,000
                                                                ----------
                                                                    67,806
                                                                ----------
COMPUTERS (SOFTWARE & SERVICES)--2.3%
  BMC Software, Inc. (b) ..........................     2,400       39,288
  Mentor Graphics Corp. (b) .......................       800       18,856
  Wind River Systems, Inc. (b) ....................     1,500       26,865
                                                                ----------
                                                                    85,009
CONSTRUCTION (CEMENT & AGGREGATES)--1.0%
  Martin Marietta Materials, Inc. .................       800       37,280
                                                                ----------
CONSUMER FINANCE--2.4%
  Capital One Financial Corp. .....................       700       37,765
  Certegy, Inc. (b) ...............................     1,500       51,330
                                                                ----------
                                                                    89,095
                                                                ----------
CONTAINERS & PACKAGING (PAPER)--1.0%
  Pactiv Corp. (b) ................................     2,100       37,275
                                                                ----------
DISTRIBUTORS (FOOD & HEALTH)--0.9%
  ARAMARK Corp. Class B (b) .......................     1,300       34,970
                                                                ----------
ELECTRIC COMPANIES--2.0%
  CMS Energy Corp. ................................     1,400       33,642
  Wisconsin Energy Corp. ..........................     1,800       40,608
                                                                ----------
                                                                    74,250
                                                                ----------
ELECTRICAL EQUIPMENT--6.2%
  Amphenol Corp. Class A (b) ......................     1,000       48,050
  Cooper Industries, Inc. .........................       800       27,936
  Harman International Industries, Inc. ...........       900       40,590
  Molex Inc. Class A ..............................     1,300       35,165
  SPX Corp. (b) ...................................       600       82,140
                                                                ----------
                                                                   233,881
                                                                ----------
ELECTRONICS (DEFENSE)--1.6%
  Raytheon Co. ....................................     1,800       58,446
                                                                ----------
ELECTRONICS (SEMICONDUCTORS)--2.6%
Lattice Semiconductor Corp. (b) ...................     2,200       45,254
  Microchip Technology, Inc. (b) ..................     1,400       54,236
                                                                ----------
                                                                    99,490
                                                                ----------

                                                      SHARES        VALUE
                                                    ---------   -----------
EQUIPMENT (SEMICONDUCTORS)--0.7%
  FEI Co. (b) .....................................       800   $   25,208
                                                                ----------
FINANCIAL (DIVERSIFIED)--2.9%
  Ambac Financial Group, Inc. .....................       700       40,502
  Odyssey Re Holdings Corp. .......................     3,800       67,260
                                                                ----------
                                                                   107,762
                                                                ----------
FOOTWEAR--0.9%
  NIKE, Inc. Class B ..............................       600       33,744
                                                                ----------
HARDWARE & TOOLS--1.1%
  Stanley Works (The) .............................       900       41,913
                                                                ----------
HEALTH CARE (GENERIC AND OTHER)--0.2%
  Watson Pharmaceuticals, Inc. (b) ................       200        6,278
                                                                ----------
HEALTH CARE (MANAGED CARE)--1.3%
  First Health Group Corp. (b) ....................     1,000       24,740
  WellPoint Health Networks, Inc. (b) .............       200       23,370
                                                                ----------
                                                                    48,110
                                                                ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.0%
  Apogent Technologies, Inc. (b) ..................     2,900       74,820
  St. Jude Medical, Inc. (b) ......................       500       38,825
                                                                ----------
                                                                   113,645
                                                                ----------
HEALTH CARE (SPECIALIZED SERVICES)--2.4%
  Laboratory Corporation of America Holdings (b) ..       300       24,255
  Quest Diagnostics, Inc. (b) .....................       900       64,539
                                                                ----------
                                                                    88,794
                                                                ----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.2%
  Clorox Co. (The) ................................     1,100       43,505
  Dial Corp. (The) ................................     2,300       39,445
                                                                ----------
                                                                    82,950
                                                                ----------
HOUSEWARES--1.0%
  Newell Rubbermaid, Inc. .........................     1,400       38,598
                                                                ----------
INSURANCE (PROPERTY-CASUALTY)--1.0%
  MGIC Investment Corp. ...........................       600       37,032
                                                                ----------
LEISURE TIME (PRODUCTS)--1.9%
  Brunswick Corp. .................................     1,700       36,992
  Mattel, Inc. ....................................     2,100       36,120
                                                                ----------
                                                                    73,112
                                                                ----------
MACHINERY (DIVERSIFIED)--1.6%
  Dover Corp. .....................................     1,600       59,312
                                                                ----------
MANUFACTURING (DIVERSIFIED)--2.2%
  ITT Industries, Inc. ............................       700       35,350
  Parker-Hannifin Corp. ...........................     1,000       45,910
                                                                ----------
                                                                    81,260
                                                                ----------
MANUFACTURING (SPECIALIZED)--2.3%
  Diebold,Inc .....................................       900       36,396
  Fisher Scientific International, Inc. (b) .......       200        5,840
  Millipore Corp. .................................       700       42,490
                                                                ----------
                                                                    84,726
                                                                ----------
METAL FABRICATORS--1.1%
  Kennametal, Inc. ................................     1,000       40,270
                                                                ----------
OFFICE EQUIPMENT & SUPPLIES--1.6%
  Miller (Herman), Inc. ...........................     2,500       59,150

                       See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

                                                      SHARES      VALUE
                                                     --------   ----------
OIL & GAS (DRILLING & EQUIPMENT)--4.0%
  BJ Services Co. (b) .............................     1,500   $   48,675
  Cooper Cameron Corp. (b) ........................       700       28,252
  Noble Drilling Corp. (b) ........................     1,100       37,444
  Weatherford International, Inc. (b) .............     1,000       37,260
                                                                ----------
                                                                   151,631
                                                                ----------
OIL & GAS (EXPLORATION & PRODUCTION)--0.6%
  Noble Affiliates, Inc. ..........................       600       21,174
                                                                ----------
OIL & GAS (REFINING & MARKETING)--0.7%
  Valero Energy Corp. .............................       700       26,684
                                                                ----------
PAPER & FOREST PRODUCTS--1.0%
  Louisiana-Pacific Corp. (b) .....................     4,500       37,980
                                                                ----------
PERSONAL CARE--1.0%
  Avon Products,Inc ...............................       800       37,200
                                                                ----------
PHOTOGRAPHY/IMAGING--1.5%
  Zebra Technologies Corp. Class A (b) ............     1,000       55,510
                                                                ----------
RESTAURANTS--2.0%
  Jack in the Box, Inc. (b) .......................     1,300       35,802
  Outback Steakhouse, Inc. (b) ....................     1,100       37,675
                                                                ----------
                                                                    73,477
RETAIL (DISCOUNTERS)--0.9%
  Family Dollar Stores, Inc. ......................     1,100       32,978
                                                                ----------
RETAIL (SPECIALTY)--0.5%
  Barnes & Noble, Inc. (b) ........................       700       20,720
                                                                ----------
SAVINGS & LOAN COMPANIES--0.7%
  Sovereign Bancorp, Inc. .........................     2,300       28,152
                                                                ----------
SERVICES (COMMERCIAL & CONSUMER)--4.5%
  Block (H&R), Inc. ...............................     1,300       58,110
  Convergys Corp. (b) .............................     1,800       67,482
  IMS Health, Inc. ................................     2,200       42,922
                                                                ----------
                                                                   168,514
                                                                ----------
SERVICES (DATA PROCESSING)--2.0%
  Ceridian Corp. (b) ..............................     4,000       75,000
                                                                ----------
WASTE MANAGEMENT--1.6%
  Republic Services, Inc. (b) .....................     3,000       59,910
                                                                ----------
TOTAL COMMON STOCKS
  (Identified cost $2,728,384) ..............................    2,937,904
                                                                ----------
FOREIGN COMMON STOCKS--3.2%
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.1%
  Teva Pharmaceutical Industries Ltd. ADR (Israel)        700       43,141
                                                                ----------
INSURANCE (PROPERTY-CASUALTY)--1.0%
  XL Capital Ltd. Class A (Bermuda) ...............       400       36,544
                                                                ----------
MACHINERY (DIVERSIFIED)--1.1%
  Mettler-Toledo International, Inc.
  (Switzerland) (b) ...............................       800       41,480
                                                                ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $119,375) ................................      121,165
                                                                ----------
TOTAL LONG-TERM INVESTMENTS--81.5%
  (Identified cost $2,847,759) ..............................    3,059,069
                                                                ----------

                                                         PAR
                                                        VALUE
                                                        (000)      VALUE
                                                        -----   ----------
SHORT-TERM OBLIGATIONS--20.5%
FEDERAL AGENCY SECURITIES--20.5%
  FHLB Discount Note 1.47%, 1/2/02 ................     $ 769   $  768,969
                                                                ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $768,968) ................................      768,969
                                                                ----------
TOTAL INVESTMENTS--102.0%
  (Identified cost $3,616,727) ..............................    3,828,038(a)
  Other assets and liabilities, net--(2.0)% .................      (75,963)

NET ASSETS--100.0% ..........................................   $3,752,075
                                                                ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $249,605 and gross depreciation of $38,294 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $3,616,727.

(b) Non-income producing.

                       See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $3,616,727) .........      $3,828,038
Cash ................................................................             115
Receivables
  Investment securities sold ........................................          66,302
  Receivable from adviser ...........................................          14,977
  Fund shares sold ..................................................           8,399
  Dividends and interest ............................................           1,280
                                                                           ----------
    Total assets ....................................................       3,919,111
                                                                           ----------
LIABILITIES
Payables
  Investment securities purchased ...................................         135,717
  Fund shares repurchased ...........................................              51
  Professional fee ..................................................          17,824
  Financial agent fee ...............................................           3,215
  Trustees' fee .....................................................           1,266
Accrued expenses ....................................................           8,963
                                                                           ----------
    Total liabilities ...............................................         167,036
                                                                           ----------
NET ASSETS ..........................................................      $3,752,075
                                                                           ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..................      $3,534,355
  Undistributed net investment income ...............................             918
  Accumulated net realized gain .....................................           5,491
  Net unrealized appreciation .......................................         211,311
                                                                           ----------
NET ASSETS ..........................................................      $3,752,075
                                                                           ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ...........................................         352,131
                                                                           ==========
Net asset value and offering price per share ........................          $10.66
                                                                               ======


STATEMENT OF OPERATIONS
FROM INCEPTION OCTOBER 29, 2001 TO DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends .........................................................        $  4,138
  Interest ..........................................................           2,914
  Foreign tax withheld ..............................................              (6)
                                                                             --------
    Total investment income .........................................           7,046
                                                                             --------
EXPENSES
  Investment advisory fee ...........................................           4,961
  Financial agent fee ...............................................           6,637
  Professional ......................................................          17,824
  Printing ..........................................................           6,636
  Custodian .........................................................           3,314
  Trustees ..........................................................           1,266
  Miscellaneous .....................................................             967
                                                                             --------
    Total expenses ..................................................          41,605
    Less expenses borne by investment adviser .......................         (35,477)
                                                                             --------
    Net expenses ....................................................           6,128
                                                                             --------
NET INVESTMENT INCOME ...............................................             918
                                                                             --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...................................           5,491
  Net change in unrealized appreciation (depreciation) on investments         211,311
                                                                             --------
NET GAIN ON INVESTMENTS .............................................         216,802
                                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................        $217,720
                                                                             ========

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            FROM INCEPTION
                                                                                             10/29/01 TO
                                                                                               12/31/01
                                                                                           ---------------
FROM OPERATIONS
  Net investment income (loss) ...........................................................    $      918
  Net realized gain (loss) ...............................................................         5,491
  Net change in unrealized appreciation (depreciation) ...................................       211,311
                                                                                              ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................       217,720
                                                                                              ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (353,886 shares) .........................................     3,552,216
  Cost of shares repurchased (1,755 shares) ..............................................       (17,861)
                                                                                              ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................     3,534,355
                                                                                              ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................     3,752,075
NET ASSETS
  Beginning of period ....................................................................            --
                                                                                              ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $918) ...........    $3,752,075
                                                                                              ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          FROM INCEPTION
                                                                                            10/29/01 TO
                                                                                            12/31/01
                                                                                          --------------
Net asset value, beginning of period .....................................................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...........................................................        --(4)
  Net realized and unrealized gain (loss) ................................................      0.66
                                                                                              ------
    TOTAL FROM INVESTMENT OPERATIONS .....................................................      0.66
                                                                                              ------
CHANGE IN NET ASSET VALUE ................................................................      0.66
                                                                                              ------
NET ASSET VALUE, END OF PERIOD ...........................................................    $10.66
                                                                                              ======
  Total return ...........................................................................      6.55%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..................................................    $3,752
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ..................................................................      1.05%(2)
  Net investment income ..................................................................      0.16%(2)
Portfolio turnover rate ..................................................................        12%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 7.13% for the period ended December 31, 2001.
(2) Annualized.
(3) Not annualized.
(4) Amount is less than $0.01.

                       See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

INVESTOR PROFILE
     The Fund is appropriate for investors seeking to benefit from long-term capital growth.

INVESTMENT ADVISER'S REPORT
     From its inception in late October through the end of the year, the Fund gained 7.03%, slightly outperforming the S&P 500 Index gain of 6.77%(1).

     The fourth-quarter market rally reflects increasing optimism about the economy and the outlook for technology in particular. Credit spreads have come down materially from the recessionary levels reached after September 11th and the stock market has retraced most of its post-attack losses. Although we are somewhat more optimistic than many observers on the economy overall, we don't allow macroeconomics to drive our bottom-up stock selection process--and we don't put all our eggs in one basket. While we overweight the pro-cyclical financial services, industrial commodities and retail industries, we are underweight the highly cyclical tech sector. These major themes are discussed below.

     INDUSTRIAL COMMODITIES & ENERGY

     Furthermore, we have emphasized companies that are positioned to withstand an economic downturn, if required, and to rally sharply if the economy improves, as we expect. Industrial commodities and energy producers are a prime example. Starved of capital during the technology boom, these companies were forced to restrain capacity growth even when their earnings were strong. As a result, they have done unusually well in the economic downturn, and should enjoy sharply rising product prices and earnings when demand rises in an economic recovery. Our holdings in these sectors, such as Dow Chemical, International Paper, and Occidental Petroleum, have outperformed in this market environment.

     RETAILERS

     Our retailers have also done remarkably well in the face of a weakening economy. One growth-oriented retailer that fits this bill is Kohl's, a Milwaukee-based retailer of discount-priced, name-brand clothes and home furnishings. The company has managed to sustain its superior earnings growth despite the onset of recession. Its strong management team has continuously expanded gross margins. These traits, coupled with its market leadership and ability to finance its own growth, make it an ideal retail growth investment.

     FINANCIALS

     Unlike other pro-cyclical groups, banks trailed in the fourth quarter on investor fears that credit losses would rise in a weak economy, damaging earnings and capital strength. Bernstein research indicates that credit losses are likely to rise in 2002, because they are a lagging indicator of economic performance, but that they will be contained. Unlike in prior bubbles, banks did not finance the excesses of the tech boom. Absent another significant move downward in the economy, loan losses and increased provisions are likely to be moderate. Given the industry's strong capital ratios--they are far higher than at this point in the last recession--we think the industry is well positioned to absorb its loan losses, particularly since the steep yield curve has improved interest margins for most institutions. Many of our value-oriented bank holdings are consumer-oriented super-regional banks such as Bank of America, Bank One and Wachovia.

     In addition, we hold two large, well-capitalized thrifts, Washington Mutual and Golden West. While many banks traded off on fears of credit losses, credit risk is not as signficant for these thrifts because they focus on mortgage lending, which has much lower loss ratios. We also own Citigroup, the world's largest financial services firm with diverse product line that includes traditional lending, credit cards, investment management, investment banking, and brokerage services in more than 100 countries. This diversity offers a wealth of cross-selling opportunities.

     TECHNOLOGY

     The pro-cyclical sector that rallied most dramatically in the fourth quarter was technology, which we underweight. Investors appear to be bidding up these stocks on hopes that the industry has reached the bottom of its cycle. That may well be right. However, large overcapacity still exists in many industry segments, so it will be years before aggregate sales and earnings climb back to recent peaks. As such, these stocks in aggregate seem to be priced above their fundamentals. Relative to its own history, the sector is expensive on price-to-sales basis.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.

The index is not available for direct investment. Returns indicate past performance, which is not predictive of future performance.

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

     Within the technology sector, however, we see several very attractive investment opportunities, including Tellabs, Hewlett-Packard and Dell. While we own Hewlett-Packard primarily because of the value in its highly profitable printer and inkjet business, we own Dell for its growing market share in PCs and servers and resilience in the face of the downturn.

OUTLOOK
     The US equity risk premium--the potential premium investors get for investing in US equities instead of bonds--is now near its highest level in several years and close to its historical norm. This does not necessarily mean equities will rally in the near term, but it does give us confidence that US large-cap stocks should provide solid returns over the next five years, at least compared to the current low level of interest rates. We expect annual equity returns in the high single digits--considerably below the returns investors enjoyed in the 1980s and 1990s, but a lot better than they've received in the last two years.

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                      SHARES      VALUE
                                                    ---------   ----------
COMMON STOCKS--90.8%
AUTO PARTS & EQUIPMENT--1.2%
  Genuine Parts Co. ...............................     1,200   $   44,040
                                                                ----------
BANKS (MAJOR REGIONAL)--2.7%
  Bank One Corp. ..................................     1,100       42,955
  FleetBoston Financial Corp. .....................       800       29,200
  National City Corp. .............................       900       26,316
                                                                ----------
                                                                    98,471
                                                                ----------
BANKS (MONEY CENTER)--3.4%
  Bank of America Corp. ...........................     1,400       88,130
  Wachovia Corp. ..................................     1,200       37,632
                                                                ----------
                                                                   125,762
                                                                ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
  Comcast Corp. Class A (b) .......................     1,000       36,000
                                                                ----------
CHEMICALS--2.8%
  Dow Chemical Co. (The) ..........................     1,700       57,426
  Du Pont (E.I.) de Nemours & Co. .................     1,100       46,761
                                                                ----------
                                                                   104,187
                                                                ----------
COMMUNICATIONS EQUIPMENT--0.8%
  Tellabs, Inc. (b) ...............................     1,900       28,424

COMPUTERS (HARDWARE)--3.6%
  Dell Computer Corp. (b) .........................       700       19,026
  Hewlett-Packard Co. .............................     3,000       61,620
  International Business Machines Corp. ...........       450       54,432
                                                                ----------
                                                                   135,078
                                                                ----------
COMPUTERS (SOFTWARE & SERVICES)--2.5%
  Microsoft Corp. (b) .............................     1,400       92,750
                                                                ----------
DISTRIBUTORS (FOOD & HEALTH)--1.1%
  Cardinal Health, Inc. ...........................       625       40,412
                                                                ----------
ELECTRIC COMPANIES--3.2%
  Ameren Corp. ....................................       600       25,380
  American Electric Power Co., Inc. ...............     1,500       65,295
  Cinergy Corp. ...................................       800       26,744
                                                                ----------
                                                                   117,419
                                                                ----------
ELECTRICAL EQUIPMENT--3.5%
  General Electric Co. ............................     2,700      108,216
  Solectron Corp. (b) .............................     2,000       22,560
                                                                ----------
                                                                   130,776
                                                                ----------
ELECTRONICS (SEMICONDUCTORS)--0.5%
  Intel Corp. .....................................       600       18,870
                                                                ----------
ENTERTAINMENT--4.0%
  AOL Time Warner, Inc. (b) .......................     2,600       83,460
  Viacom, Inc. Class B (b) ........................     1,500       66,225
                                                                ----------
                                                                   149,685

FINANCIAL (DIVERSIFIED)--6.6%
  Citigroup, Inc. .................................     2,200      111,056
  Freddie Mac .....................................     1,700      111,180
  Morgan Stanley Dean Witter & Co. ................       400       22,376
                                                                ----------
                                                                   244,612
                                                                ----------
HEALTH CARE (DIVERSIFIED)--0.6%
  Johnson & Johnson ...............................       400       23,640
                                                                ----------

                                                      SHARES      VALUE
                                                    ---------   ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.1%
  Pfizer, Inc. ....................................     2,600   $  103,610
  Pharmacia Corp. .................................     2,000       85,300
                                                                ----------
                                                                   188,910
                                                                ----------
HEALTH CARE (MANAGED CARE)--3.9%
CIGNA Corp. .......................................       500       46,325
  UnitedHealth Group, Inc. ........................     1,400       99,078
                                                                ----------
                                                                   145,403
                                                                ----------
HOUSEHOLD FURNISHINGS & APPLIANCES--1.7%
  Leggett & Platt, Inc. ...........................     1,100       25,300
  Whirlpool Corp. .................................       500       36,665
                                                                ----------
                                                                    61,965
                                                                ----------
INSURANCE (MULTI-LINE)--1.1%
  American International Group, Inc. ..............       500       39,700
                                                                ----------
INSURANCE (PROPERTY-CASUALTY)--1.5%
Allstate Corp. (The) ..............................     1,700       57,290
                                                                ----------
INVESTMENT BANKING/BROKERAGE--2.4%
  Goldman Sachs Group, Inc. (The) .................       250       23,188
  Lehman Brothers Holdings, Inc. ..................       800       53,440
  Merrill Lynch & Co., Inc. .......................       250       13,030
                                                                ----------
                                                                    89,658
                                                                ----------
MANUFACTURING (DIVERSIFIED)--3.9%
  Eaton Corp. .....................................       400       29,764
  Parker-Hannifin Corp. ...........................       600       27,546
  Tyco International Ltd. .........................     1,500       88,350
                                                                ----------
                                                                   145,660
                                                                ----------
OIL (DOMESTIC INTEGRATED)--5.8%
  Amerada Hess Corp. ..............................       600       37,500
  Conoco, Inc. ....................................       900       25,470
  Occidental Petroleum Corp. ......................     3,500       92,855
  Phillips Petroleum Co. ..........................     1,000       60,260
                                                                ----------
                                                                   216,085
                                                                ----------
PAPER & FOREST PRODUCTS--1.9%
  Georgia-Pacific Corp. ...........................       800       22,088
  International Paper Co. .........................       400       16,140
  Smurfit-Stone Container Corp. (b) ...............     2,000       31,940
                                                                ----------
                                                                    70,168
                                                                ----------
PUBLISHING (NEWSPAPERS)--0.4%
  New York Times Co. (The) Class A ................       300       12,975
                                                                ----------
RAILROADS--3.0%
  Burlington Northern Santa Fe Corp. ..............     2,900       82,737
  Union Pacific Corp. .............................       500       28,500
                                                                ----------
                                                                   111,237
                                                                ----------
RETAIL (BUILDING SUPPLIES)--2.2%
  Home Depot, Inc. (The) ..........................     1,600       81,616
                                                                ----------
RETAIL (COMPUTERS & ELECTRONICS)--0.4%
  Tech Data Corp. (b) .............................       300       12,984
                                                                ----------
RETAIL (DEPARTMENT STORES)--3.7%
  Federated Department Stores, Inc. (b) ...........       600       24,540
  Kohl's Corp. (b) ................................     1,600      112,704
                                                                ----------
                                                                   137,244
                                                                ----------
RETAIL (DRUG STORES)--1.8%
  Walgreen Co. ....................................     2,000       67,320
                                                                ----------

                       See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

                                                      SHARES      VALUE
                                                    ---------   ----------
RETAIL (GENERAL MERCHANDISE)--1.9%
  Sears, Roebuck and Co. ..........................       800   $   38,112
  Target Corp. ....................................       800       32,840
                                                                ----------
                                                                    70,952
                                                                ----------
SAVINGS & LOAN COMPANIES--3.4%
  Golden West Financial Corp. .....................     1,000       58,850
  Washington Mutual, Inc. .........................     2,000       65,400
                                                                ----------
                                                                   124,250

SERVICES (COMPUTER SYSTEMS)--2.0%
  Electronic Data Systems Corp. ...................     1,100       75,405
                                                                ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.4%
  AT&T Wireless Services, Inc. (b) ................     7,000      100,590
  Sprint Corp. (PCS Group) (b) ....................     1,100       26,851
                                                                ----------
                                                                   127,441
                                                                ----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.9%
  WorldCom, Inc. - WorldCom Group (b) .............     4,900       68,992
                                                                ----------
TELEPHONE--0.8%
  Qwest Communications International, Inc. ........     2,000       28,260
                                                                ----------
TEXTILES (APPAREL)--0.6%
  Jones Apparel Group, Inc. (b) ...................       700       23,219
                                                                ----------
TOBACCO--0.5%
  Philip Morris Cos., Inc. ........................       400       18,340
                                                                ----------
TOTAL COMMON STOCKS
  (Identified cost $3,199,753) ..............................    3,365,200
                                                                ----------
FOREIGN COMMON STOCKS--5.6%
AUTO PARTS & EQUIPMENT--1.0%
  Magna International, Inc. Class A (Canada) ......       600       38,082
                                                                ----------
COMMUNICATIONS EQUIPMENT--2.1%
  Nokia Oyj ADR (Finland) .........................     3,100       76,043
                                                                ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.5%
  Vodafone Group plc ADR (United Kingdom) .........     3,600       92,448
                                                                ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $189,361) ................................      206,573
                                                                ----------
TOTAL LONG-TERM INVESTMENTS--96.4%
  (Identified cost $3,389,114) ..............................    3,571,773
                                                                ----------
                                                        PAR
                                                       VALUE
                                                       (000)       VALUE
                                                       -----    ----------

SHORT-TERM OBLIGATIONS--4.5%
MONEY MARKET MUTUAL FUNDS--4.5%
  SSgA Money Market Fund (1.89% seven day
    effective yield) ..............................     $ 169   $  169,214
                                                                ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $169,214) ................................      169,214
                                                                ----------
TOTAL INVESTMENTS--100.9%
  (Identified Cost $3,558,328) ..............................    3,740,987(a)
  Other assets and liabilities, net--(0.9)% .................      (34,138)

NET ASSETS--100.0% ................................ .........   $3,706,849
                                                                ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $213,756 and gross depreciation of $31,097 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $3,558,328.
(b) Non-income producing.

                       See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


ASSETS
Investment securities at value (Identified cost $3,558,328) .........      $3,740,987
Receivables
  Fund shares sold ..................................................          34,658
  Receivable from adviser ...........................................          14,899
  Dividends and interest ............................................           4,461
                                                                           ----------
    Total assets ....................................................       3,795,005
                                                                           ----------
LIABILITIES
Payables
  Investment securities purchased ...................................          56,808
  Fund shares repurchased ...........................................             115
  Professional fee ..................................................          17,824
  Printing fee ......................................................           6,623
  Financial agent fee ...............................................           3,197
  Trustees' fee .....................................................           1,266
Accrued expenses ....................................................           2,323
                                                                           ----------
    Total liabilities ...............................................          88,156
                                                                           ----------
NET ASSETS ..........................................................      $3,706,849
                                                                           ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..................      $3,525,133
  Accumulated net realized loss .....................................            (943)
  Net unrealized appreciation .......................................         182,659
                                                                           ----------
NET ASSETS ..........................................................      $3,706,849
                                                                           ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ...........................................         346,722
                                                                           ==========
Net asset value and offering price per share ........................          $10.69
                                                                               ======


STATEMENT OF OPERATIONS
FROM INCEPTION OCTOBER 29, 2001 TO DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends .........................................................        $  8,237
  Interest ..........................................................           1,175
  Foreign taxes withheld ............................................             (47)
                                                                             --------
    Total investment income .........................................           9,365
                                                                             --------
EXPENSES
  Financial agent fee ...............................................           6,581
  Investment advisory fee ...........................................           4,297
  Professional ......................................................          17,824
  Printing ..........................................................           6,636
  Custodian .........................................................           2,555
  Trustees ..........................................................           1,266
  Miscellaneous .....................................................             951
                                                                             --------
    Total expenses ..................................................          40,110
    Less expenses borne by investment adviser .......................         (34,802)
                                                                             --------
    Net expenses ....................................................           5,308
                                                                             --------
NET INVESTMENT INCOME ...............................................           4,057
                                                                             --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...................................            (943)
  Net change in unrealized appreciation (depreciation) on investments         182,659
                                                                             --------
NET GAIN ON INVESTMENTS .............................................         181,716
                                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................        $185,773
                                                                             ========

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                        FROM INCEPTION
                                                                                                          10/29/01 TO
                                                                                                           12/31/01
                                                                                                        --------------
FROM OPERATIONS
  Net investment income (loss) ........................................................................    $    4,057
  Net realized gain (loss) ............................................................................          (943)
  Net change in unrealized appreciation (depreciation) ................................................       182,659
                                                                                                           ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................................       185,773
                                                                                                           ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................................................................        (4,117)
                                                                                                           ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........................................        (4,117)
                                                                                                           ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (346,666 shares) ......................................................     3,524,549
  Net asset value of shares issued from reinvestment of distributions (384 shares) ....................         4,117
  Cost of shares repurchased (328 shares) .............................................................        (3,473)
                                                                                                           ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...........................................     3,525,193
                                                                                                           ----------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................................................     3,706,849
NET ASSETS
  Beginning of period .................................................................................            --
                                                                                                           ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0) ..........................    $3,706,849
                                                                                                           ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                                          FROM INCEPTION
                                                                                                            10/29/01 TO
                                                                                                             12/31/01
                                                                                                          --------------
Net asset value, beginning of period ..................................................................        $10.00
INCOME FROM INVESTMENT OPERATIONS (4)
  Net investment income (loss) ........................................................................          0.01
  Net realized and unrealized gain (loss) .............................................................          0.69
                                                                                                               ------
    TOTAL FROM INVESTMENT OPERATIONS ..................................................................          0.70
                                                                                                               ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................................................................         (0.01)
                                                                                                               ------
    TOTAL DISTRIBUTIONS ...............................................................................         (0.01)
                                                                                                               ------
CHANGE IN NET ASSET VALUE .............................................................................          0.69
                                                                                                               ------
NET ASSET VALUE, END OF PERIOD ........................................................................        $10.69
                                                                                                               ======
Total return ..........................................................................................          7.03%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...............................................................        $3,707
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ...............................................................................          1.05%(2)
  Net investment income ...............................................................................          0.80%(2)
Portfolio turnover rate ...............................................................................             1%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 7.93% for the period ended December 31, 2001.
(2) Annualized.
(3) Not annualized.
(4) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                        See Notes to Financial Statements

                         PHOENIX-DEUTSCHE DOW 30 SERIES

INVESTOR PROFILE
     This Fund is appropriate for an investor who seeks to track the total return of the Dow Jones Industrial Average before fund expenses.

INVESTMENT ADVISER'S REPORT
     For the quarter, the Dow Jones Industrial Average1 was up 13.84% to a level of 10021.51 as equities rebounded strongly during the quarter from the lows set after the September 11th terrorist attacks on the World Trade Center and the Pentagon. For the year, however, compared with the Fund's negative return of 5.98%, the index was down 5.41% for the worst annual decline since 1974 and the first two-year decline since the mid-1970's.

     After the negative impact from the September 11th attacks and the almost unprecedented subsequent shutdown of US markets, equities started to rally on September 21. Stocks rallied as investors' worst fears for a sharp economic decline and continued negative sentiment did not appear to come to fruition. Even though the Federal Reserve cut interest rates 11 times throughout the year, in an attempt to encourage consumers and corporations to increase spending, the US economy slipped into a recession during the fourth quarter as the excesses of the late 1990's continued to weigh heavily on investors. The decline, which started last year with the end of the technology and telecommunication stock bubble, expanded to all sectors of the US economy during the year.

     The best sector performance came from Technology (up 26.77%) reversing the performance of last quarter followed by Capital Goods (up 21.26%). These two sectors accounted for over sixty percent of the performance this quarter. Sectors with negative performance were led by Communication Services (down 13.72%) and Health Care (down 3.36%).

     Technology related stocks showed the best performance for the quarter led by Intel (up 53.86%). Other strong components included United Technologies Corporation (up 38.99%) and Home Depot Inc. (up 32.94%). The worst performing issues included SBC Communications (down 16.87%) and Merck & Company (down 11.71%).

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Dow 30 Series         Dow Jones Industrial Average(1)   S&P 500 Index(2)
12/15/99             $10,000.00                    $10,000.00                 $10,000.00
12/31/99              10,251.90                     10,250.10                  10,400.00
12/29/00               9,681.75                      9,772.97                   9,444.51
12/31/01               9,102.63                      9,243.77                   8,322.99

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                    FROM
                                                                  INCEPTION
                                                                 12/15/99 TO
                                                     1 YEAR       12/31/01
----------------------------------------------------------------------------
Dow 30 Series                                        (5.98)%      (4.49)%
----------------------------------------------------------------------------
Dow Jones Industrial Average(1)                      (5.41)%      (3.77)%
----------------------------------------------------------------------------
S&P 500 Index(2)                                    (11.87)%      (8.58)%
----------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

(1) The Dow Jones Industrial Average is unmanaged and measures large-cap stock performance.

(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

The indices are not available for direct investment.

                         PHOENIX-DEUTSCHE DOW 30 SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                      SHARES       VALUE
                                                      ------    -----------
COMMON STOCKS--92.4%
AEROSPACE/DEFENSE--2.5%
  Boeing Co. (The) ................................    15,104   $   585,733

ALUMINUM--2.3%
  Alcoa, Inc. .....................................    15,104       536,947
                                                                -----------
AUTOMOBILES--3.1%
  General Motors Corp. ............................    15,104       734,054
                                                                -----------
BEVERAGES (NON-ALCOHOLIC)--3.0%
  Coca-Cola Co. (The) .............................    15,104       712,154
                                                                -----------
CHEMICALS--2.7%
  Du Pont (E.I.) de Nemours & Co. .................    15,104       642,071
                                                                -----------
COMPUTERS (HARDWARE)--9.0%
  Hewlett-Packard Co. .............................    15,104       310,236
  International Business Machines Corp. ...........    15,104     1,826,980
                                                                -----------
                                                                  2,137,216
                                                                -----------
COMPUTERS (SOFTWARE & SERVICES)--4.2%
  Microsoft Corp. (b) .............................    15,104     1,000,640
                                                                -----------
ELECTRICAL EQUIPMENT--2.6%
  General Electric Co. ............................    15,104       605,368
                                                                -----------
ELECTRONICS (SEMICONDUCTORS)--2.0%
  Intel Corp. .....................................    15,104       475,021
                                                                -----------
ENTERTAINMENT--1.3%
  Walt Disney Co. (The) ...........................    15,104       312,955
                                                                -----------
FINANCIAL (DIVERSIFIED)--7.8%
  American Express Co. ............................    15,104       539,062
  Citigroup, Inc. .................................    15,104       762,450
  J.P. Morgan Chase & Co. .........................    15,104       549,030
                                                                -----------
                                                                  1,850,542
                                                                -----------
HEALTH CARE (DIVERSIFIED)--3.8%
  Johnson & Johnson ...............................    15,104       892,646
                                                                -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.7%
  Merck & Co., Inc. ...............................    15,104       888,115
                                                                -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--5.0%
  Procter & Gamble Co. (The) ......................    15,104     1,195,180
                                                                -----------
MACHINERY (DIVERSIFIED)--3.3%
  Caterpillar, Inc. ...............................    15,104       789,184
                                                                -----------
MANUFACTURING (DIVERSIFIED)--13.8%
  Honeywell International, Inc. ...................    15,104       510,817
  Minnesota Mining and Manufacturing Co. ..........    15,104     1,785,444
  United Technologies Corp. .......................    15,104       976,172
                                                                -----------
                                                                  3,272,433
                                                                -----------
OIL (INTERNATIONAL INTEGRATED)--2.5%
  Exxon Mobil Corp. ...............................    15,104       593,587
                                                                -----------

                                                      SHARES       VALUE
                                                      ------    -----------
PAPER & FOREST PRODUCTS--2.6%
  International Paper Co. .........................    15,104   $   609,446
                                                                -----------
PHOTOGRAPHY/IMAGING--1.9%
  Eastman Kodak Co. ...............................    15,104       444,511
                                                                -----------
RESTAURANTS--1.7%
  McDonald's Corp. ................................    15,104       399,803
                                                                -----------
RETAIL (BUILDING SUPPLIES)--3.3%
  Home Depot, Inc. (The) ..........................    15,104       770,455
                                                                -----------
RETAIL (GENERAL MERCHANDISE)--3.7%
  Wal-Mart Stores, Inc. ...........................    15,104       869,235
                                                                -----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.2%
  AT&T Corp. ......................................    15,104       273,987
                                                                -----------
TELEPHONE--2.5%
  SBC Communications, Inc. ........................    15,104       591,624
                                                                -----------
TOBACCO--2.9%
  Philip Morris Cos., Inc. ........................    15,104       692,518
                                                                -----------
TOTAL COMMON STOCKS
  (Identified cost $23,489,282) .............................    21,875,425
                                                                -----------
UNIT INVESTMENT TRUSTS--3.6%
  Diamonds Trust, Series I ........................     8,472       844,574
                                                                -----------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $845,302) ................................   .   844,574
                                                                -----------
TOTAL LONG-TERM INVESTMENTS--96.0%
  (Identified cost $24,334,584) .............................    22,719,999
                                                                -----------

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)
                                         -----------    -----
SHORT-TERM OBLIGATIONS--4.4%
REPURCHASE AGREEMENTS--4.2%
  State Street Bank & Trust Co. repurchase
    agreement 0.25%, dated 12/31/01 due
    1/2/02, repurchase price $993,014,
    collateralized by U.S. Treasury Note
    6.50%, 11/15/26, market value
    $1,017,748 .........................                 $993       993,000
U.S GOVERNMENT SECURITIES--0.2%
  U.S. Treasury Bill 0%, 3/21/02 (c) ...      AAA          55        54,800
                                                                -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,047,807) ..............................     1,047,800
                                                                -----------
TOTAL INVESTMENTS--100.4%
  (Identified cost $25,382,391) .............................    23,767,799(a)
  Other assets and liabilities, net--(0.4)% .................       (83,466)
                                                                -----------
NET ASSETS--100.0% ..........................................   $23,684,333
                                                                ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,610,756 and gross depreciation of $3,312,747 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $25,469,790.

(b) Non-income producing.

(c) All or a portion segregated as collateral for futures contracts.

                       See Notes to Financial Statements

                         PHOENIX-DEUTSCHE DOW 30 SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $25,382,391) .......................................    $23,767,799
Cash ...............................................................................................            540
Receivables
  Fund shares sold .................................................................................        113,663
  Dividends and interest ...........................................................................         20,895
  Receivable from adviser ..........................................................................          3,534
Prepaid expenses ...................................................................................            166
                                                                                                        -----------
    Total assets ...................................................................................     23,906,597
                                                                                                        -----------

LIABILITIES
Payables
  Investment securities purchased ..................................................................        135,944
  Fund shares repurchased ..........................................................................         15,100
  Professional fee .................................................................................         27,549
  Printing fee .....................................................................................         17,769
  Variation margin from future contracts ...........................................................         12,960
  Financial agent fee ..............................................................................          4,454
  Trustees' fee ....................................................................................          3,262
Accrued expenses ...................................................................................          5,226
                                                                                                        -----------
    Total liabilities ..............................................................................        222,264
                                                                                                        -----------
NET ASSETS .........................................................................................    $23,684,333
                                                                                                        ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................................    $25,336,368
  Undistributed net investment income ..............................................................          7,390
  Accumulated net realized loss ....................................................................        (44,951)
  Net unrealized depreciation ......................................................................     (1,614,474)
                                                                                                        -----------
NET ASSETS .........................................................................................    $23,684,333
                                                                                                        ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ..........................................................................      2,732,507
                                                                                                        ===========
Net asset value and offering price per share .......................................................          $8.67
                                                                                                              =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends ........................................................................................    $   336,836
  Interest .........................................................................................          6,131
                                                                                                        -----------
    Total investment income ........................................................................        342,967
                                                                                                        -----------
EXPENSES
  Investment advisory fee ..........................................................................         66,960
  Financial agent fee ..............................................................................         51,355
  Professional .....................................................................................         29,502
  Printing .........................................................................................         23,584
  Custodian ........................................................................................         14,294
  Trustees .........................................................................................          8,437
  Miscellaneous ....................................................................................         20,297
                                                                                                        -----------
Total expenses .....................................................................................        214,429
    Less expenses borne by investment adviser ......................................................       (118,719)
    Custodian fees paid indirectly .................................................................            (53)
                                                                                                        -----------
    Net expenses ...................................................................................         95,657
                                                                                                        -----------
NET INVESTMENT INCOME ..............................................................................        247,310
                                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ..................................................................         59,111
  Net realized loss on futures contracts ...........................................................        (22,600)
  Net change in unrealized appreciation (depreciation) on investments ..............................     (1,225,559)
                                                                                                        -----------
NET LOSS ON INVESTMENTS ............................................................................     (1,189,048)
                                                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................................    $  (941,738)
                                                                                                        ===========

                        See Notes to Financial Statements

                         PHOENIX-DEUTSCHE DOW 30 SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                     YEAR ENDED      YEAR ENDED
                                                                                                      12/31/01        12/31/00
                                                                                                    -----------      -----------
FROM OPERATIONS
  Net investment income (loss) .................................................................    $   247,310      $   128,901
  Net realized gain (loss) .....................................................................         36,511          419,617
  Net change in unrealized appreciation (depreciation) .........................................     (1,225,559)        (504,411)
                                                                                                    -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................       (941,738)          44,107
                                                                                                    -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................................       (243,894)        (125,001)
  Net realized short-term gains ................................................................       (187,932)        (202,320)
  Net realized long-term gains .................................................................       (115,333)              --
                                                                                                    -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................................       (547,159)        (327,321)
                                                                                                    -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,551,688 and 1,185,431 shares, respectively) .................     13,567,385       11,115,022
  Net asset value of shares issued from reinvestment of distributions (60,901 and 34,377 shares,
    respectively) ..............................................................................        547,159          327,321
  Cost of shares repurchased (518,675 and 83,455 shares, respectively) .........................     (4,444,227)        (799,084)
                                                                                                    -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................................      9,670,317       10,643,259
                                                                                                    -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................................      8,181,420       10,360,045
NET ASSETS
  Beginning of period ..........................................................................     15,502,913        5,142,868
                                                                                                    -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $7,390 AND $3,974,
    RESPECTIVELY) ..............................................................................    $23,684,333      $15,502,913
                                                                                                    ===========      ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                           YEAR ENDED
                                                           DECEMBER 31,            FROM INCEPTION
                                                    -------------------------        12/15/99 TO
                                                     2001               2000          12/31/99
                                                    ------             ------      --------------
Net asset value, beginning of period ....           $ 9.46             $10.24          $10.00
INCOME FROM INVESTMENT OPERATIONS (4)
  Net investment income (loss) ..........             0.11(6)            0.08            0.01
  Net realized and unrealized gain (loss)            (0.66)             (0.65)           0.24
                                                    ------             ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ....            (0.55)             (0.57)           0.25
                                                    ------             ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..            (0.10)             (0.08)          (0.01)
  Dividends from net realized gains .....            (0.14)             (0.13)             --
                                                    ------             ------          ------
    TOTAL DISTRIBUTIONS .................            (0.24)             (0.21)          (0.01)
                                                    ------             ------          ------
CHANGE IN NET ASSET VALUE ...............            (0.79)             (0.78)           0.24
                                                    ------             ------          ------
NET ASSET VALUE, END OF PERIOD ..........           $ 8.67             $ 9.46          $10.24
                                                    ======             ======          ======
Total return ............................            (5.98)%            (5.56)%          2.52%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...          $23,684            $15,503          $5,143
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ................             0.50%(5)           0.50%           0.50%(1)
  Net investment income .................             1.29%              1.08%           2.75%(1)
Portfolio turnover rate .................               38%                93%              1%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.12%, 1.60% and 7.81% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(4) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) Computed using average shares  outstanding.

                       See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES

INVESTOR PROFILE
     This Fund is appropriate for an investor who seeks to track the total return of the Nasdaq-100 Index(R) before fund expenses.

INVESTMENT ADVISER'S REPORT
     For the quarter, the Nasdaq 100 Index1 was up a strong 34.98% to a level of 1577.05 as equities, especially technology related issues rebounded strongly during the quarter from the lows set after the September 11th terrorist attacks on the World Trade Center and the Pentagon. For the year, however, compared with the Fund's negative return of 33.04%, the index was down 32.65% as equities suffered through one of the worst periods since the mid-1970's.

     After the negative impact from the September 11th attacks and the almost unprecedented subsequent shutdown of US markets, equities started to rally on September 21. Stocks rallied as investors' worst fears for a sharp economic decline and continued negative sentiment did not appear to come to fruition. Even though the Federal Reserve cut interest rates 11 times throughout the year, in an attempt to encourage consumers and corporations to increase spending, the US economy slipped into recession during the fourth quarter as the excesses of the late 1990's continued to weigh heavily on investors. The decline, which started last year with the end of the technology and telecommunication stock bubble, expanded to all sectors of the US economy during the year.

     The best sector performance came from Technology (up 42.05%) reversing the performance of last quarter followed by Capital Goods (up 38.32%). With the Technology sector accounting for 68.5% of the index, the performance was attributable almost totally to the strong performance of technology issues. All sectors were in positive territory this quarter with Communication Services having the worst performance by way of only being up 4.61%.

     Technology related stocks showed the best performance for the quarter led by Network Appliances (up 221.62%). Other strong issues included Nvidia Corporation (up 143.54%) and Veritas Software (up 143.11%). The worst performing issues included Imclone Systems (down 17.84%) and Express Scripts (down 15.47%).

     At the annual rebalancing which took place December 24, thirteen new issues joined the index. These along with three additions, which were the result of corporate actions during the quarter, brought the total for the year to nineteen. This is comparable to the seventeen changes during all of 2000.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


              NASDAQ-100 Index(R)Series         NASDAQ-100 Index(1)        S&P 500 Index(2)
8/15/00              $10,000.00                    $10,000.00                 $10,000.00
12/29/00               6,322.15                      6,290.47                   8,930.35
12/31/01               4,233.04                      4,236.41                   7,869.88

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
                                                                  FROM
                                                                INCEPTION
                                                               08/15/00 TO
                                                   1 YEAR       12/31/01
--------------------------------------------------------------------------
NASDAQ-100 Index(R)Series                         (33.04)%      (46.41)%
--------------------------------------------------------------------------
Nasdaq 100 Index(1)                               (32.65)%      (46.38)%
--------------------------------------------------------------------------
S&P 500 Index(2)                                  (11.87)%      (15.96)%
--------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 08/15/00 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The Nasdaq 100 Index is unmanaged and measures technology-oriented stock total-return performance.

(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The indices are not available for direct investment.

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                      SHARES      VALUE
                                                    ---------   ----------
COMMON STOCKS--92.5%
BIOTECHNOLOGY--11.8%
  Abgenix, Inc. (b) ...............................       640   $   21,530
  Amgen, Inc. (b) .................................     3,805      214,754
  Biogen, Inc. (b) ................................     1,419       81,380
  Cephalon, Inc. (b) ..............................       362       27,362
  Chiron Corp. (b) ................................     2,066       90,573
  Genzyme Corp. (b) ...............................     2,077      124,329
  Gilead Sciences, Inc. (b) .......................       738       48,501
  Human Genome Sciences, Inc. (b) .................       993       33,484
  IDEC Pharmaceuticals Corp. (b) ..................     1,295       89,264
  ImClone Systems, Inc. (b) .......................       584       27,133
  Immunex Corp. (b) ...............................     5,834      161,660
  Invitrogen Corp. (b) ............................       388       24,029
  MedImmune, Inc. (b) .............................     1,791       83,013
  Millennium Pharmaceuticals, Inc. (b) ............     1,907       46,740
  Protein Design Labs, Inc. (b) ...................       660       21,648
                                                                ----------
                                                                 1,095,400
                                                                ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.7%
  Adelphia Communications Corp. Class A (b) .......     1,544       48,142
  Charter Communications, Inc. Class A (b) ........     2,388       39,235
  Comcast Corp. Class A (b) .......................     3,500      126,000
  EchoStar Communications Corp. Class A (b) .......     1,941       53,319
  USA Networks, Inc. (b) ..........................     2,799       76,441
                                                                ----------
                                                                   343,137
                                                                ----------
COMMUNICATIONS EQUIPMENT--6.8%
  ADC Telecommunications, Inc. (b) ................     7,696       35,402
  CIENA Corp. (b) .................................     3,033       43,402
  Comverse Technology, Inc. (b) ...................     1,504       33,644
  JDS Uniphase Corp. (b) ..........................    10,881       94,447
  PanAmSat Corp. (b) ..............................     1,577       34,505
  QUALCOMM, Inc. (b) ..............................     7,200      363,600
  Tellabs, Inc. (b) ...............................     1,825       27,302
                                                                ----------
                                                                   632,302
                                                                ----------
COMPUTERS (HARDWARE)--5.5%
  Apple Computer, Inc. (b) ........................     3,821       83,680
  Brocade Communications Systems, Inc. (b) ........     1,820       60,278
  Dell Computer Corp. (b) .........................     7,498      203,796
  Juniper Networks, Inc. (b) ......................     1,659       31,438
  Sun Microsystems, Inc. (b) ......................    11,012      135,448
                                                                ----------
                                                                   514,640
                                                                ----------
COMPUTERS (NETWORKING)--4.6%
  Cisco Systems, Inc. (b) .........................    20,464      370,603
  Network Appliance, Inc. (b) .....................     2,704       59,136
                                                                ----------
                                                                   429,739
                                                                ----------
COMPUTERS (SOFTWARE & SERVICES)--24.4%
  Adobe Systems, Inc. .............................     1,815       56,356
  BEA Systems, Inc. (b) ...........................     2,878       44,321
  Citrix Systems, Inc. (b) ........................     1,742       39,474
  Compuware Corp. (b) .............................     1,791       21,116
  eBay, Inc. (b) ..................................     1,602      107,174
  Electronic Arts, Inc. (b) .......................     1,079       64,686
  i2 Technologies, Inc. (b) .......................     3,536       27,934
  Intuit, Inc. (b) ................................     2,086       89,239
  Mercury Interactive Corp. (b) ...................       688       23,378
  Microsoft Corp. (b) .............................    14,475      958,969
  Oracle Corp. (b) ................................    18,109      250,085
  PeopleSoft, Inc. (b) ............................     3,342      134,348
  Rational Software Corp. (b) .....................     1,584       30,888
  Siebel Systems, Inc. (b) ........................     4,229      118,328
  Symantec Corp. (b) ..............................       559       37,079

                                                      SHARES      VALUE
                                                    ---------   ----------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
  Synopsys, Inc. (b) ..............................       432   $   25,518
  VeriSign, Inc. (b) ..............................     1,496       56,908
  VERITAS Software Corp. (b) ......................     3,200      143,456
  Yahoo!, Inc. (b) ................................     2,138       37,928
                                                                ----------
                                                                 2,267,185
                                                                ----------
DISTRIBUTORS (FOOD & HEALTH)--0.4%
  Andrx Group (b) .................................       539       37,951
                                                                ----------
ELECTRICAL EQUIPMENT--1.2%
  Molex, Inc. .....................................       762       23,584
  Sanmina Corp. (b) ...............................     4,350       86,565
                                                                   110,149
                                                                ----------
ELECTRONICS (SEMICONDUCTORS)--16.1%
  Altera Corp. (b) ................................     4,231       89,782
  Applied Micro Circuits Corp. (b) ................     2,703       30,598
  Atmel Corp. (b) .................................     2,726       20,091
  Broadcom Corp. Class A (b) ......................     1,324       54,112
  Conexant Systems, Inc. (b) ......................     2,197       31,549
  Integrated Device Technology, Inc. (b) ..........       773       20,554
  Intel Corp. .....................................    18,354      577,233
  Linear Technology Corp. .........................     3,304      128,988
  Maxim Integrated Products, Inc. (b) .............     3,534      185,570
  Microchip Technology, Inc. (b) ..................       865       33,510
  NVIDIA Corp. (b) ................................     1,220       81,618
  PMC-Sierra, Inc. (b) ............................     1,426       30,317
  QLogic Corp. (b) ................................       738       32,848
  RF Micro Devices, Inc. (b) ......................     1,481       28,480
  Vitesse Semiconductor Corp. (b) .................     1,611       20,025
  Xilinx, Inc. (b) ................................     3,460      135,113
                                                                ----------
                                                                 1,500,388
                                                                ----------
EQUIPMENT (SEMICONDUCTORS)--2.8%
  Applied Materials, Inc. (b) .....................     3,297      132,210
  KLA-Tencor Corp. (b) ............................     1,754       86,928
  Novellus Systems, Inc. (b) ......................     1,141       45,012
                                                                ----------
                                                                   264,150
                                                                ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.3%
  ICOS Corp. (b) ..................................       409       23,493
                                                                ----------
HEALTH CARE (GENERIC AND OTHER)--0.4%
  Sepracor Inc. (b) ...............................       613       34,978
                                                                ----------
HEALTH CARE (MANAGED CARE)--0.3%
  Express Scripts, Inc. (b) .......................       552       25,811
                                                                ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.9%
  Biomet, Inc. ....................................     2,835       87,601
                                                                ----------
MEDICAL PRODUCTS & SUPPLIES--0.3%
  Cytyc Corp. (b) .................................       956       24,952
                                                                ----------
PAPER & FOREST PRODUCTS--0.3%
  Smurfit-Stone Container Corp. (b) ...............     1,868       29,832
                                                                ----------
PUBLISHING--1.0%
  Gemstar-TV Guide International, Inc. (b) ........     3,391       93,931
                                                                ----------
RESTAURANTS--0.8%
  Starbucks Corp. (b) .............................     4,140       78,867
                                                                ----------
RETAIL (COMPUTERS & ELECTRONICS)--0.4%
  CDW Computer Centers, Inc. (b) ..................       693       37,221
                                                                ----------
RETAIL (GENERAL MERCHANDISE)--0.9%
  Costco Wholesale Corp. (b) ......................     1,860       82,547
                                                                ----------

                       See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES

                                                      SHARES      VALUE
                                                    ---------   ----------
RETAIL (HOME SHOPPING)--0.2%
  Amazon.Com, Inc. (b) ............................     1,928   $   20,861
                                                                ----------
RETAIL (SPECIALTY)--1.6%
  Bed Bath & Beyond, Inc. (b) .....................     3,046      103,259
  Staples, Inc. (b) ...............................     2,418       45,217
                                                                ----------
                                                                   148,476
                                                                ----------
SERVICES (ADVERTISING/MARKETING)--0.4%
  TMP Worldwide, Inc. (b) .........................       926       39,725
                                                                ----------
SERVICES (COMMERCIAL & CONSUMER)--1.3%
  Apollo Group, Inc. Class A (b) ..................       906       40,779
  Cintas Corp. ....................................     1,590       76,320
                                                                ----------
                                                                   117,099
                                                                ----------
SERVICES (DATA PROCESSING)--3.4%
  Concord EFS, Inc. (b) ...........................     4,437      145,445
  Fiserv, Inc. (b) ................................     1,828       77,361
  Paychex, Inc. ...................................     2,773       96,639
                                                                ----------
                                                                   319,445
                                                                ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.9%
  Nextel Communications, Inc. Class A (b) .........     7,670       84,063
                                                                ----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.3%
  WorldCom, Inc. - WorldCom Group (b) .............     8,313      117,047
                                                                ----------
TRUCKS & PARTS--0.5%
  Paccar, Inc. ....................................       672       44,097
                                                                ----------
TOTAL COMMON STOCKS
  (Identified cost $11,340,380) .............................    8,605,087
                                                                ----------
FOREIGN COMMON STOCKS--2.3%
COMMUNICATIONS EQUIPMENT--0.4%
  Telefonaktiebolaget LM Ericsson AB ADR (Sweden) .     7,944       41,468
                                                                ----------
COMPUTERS (SOFTWARE & SERVICES)--0.8%
  Check Point Software Technologies Ltd.
  (Israel) (b) ....................................     1,858       74,115
                                                                ----------
ELECTRICAL EQUIPMENT--1.1%
  Flextronics International Ltd. (Singapore) (b) ..     4,124       98,935
                                                                ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $315,953) ................................      214,518
                                                                ----------
UNIT INVESTMENT TRUSTS--2.7%
  Nasdaq-100 shares ...............................     6,473      251,865
                                                                ----------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $257,562) ................................      251,865
                                                                ----------
TOTAL LONG-TERM INVESTMENTS--97.5%
  (Identified cost $11,913,895) .............................    9,071,470
                                                                ----------
                                                         PAR
                                                        VALUE
                                                        (000)      VALUE
                                                        -----   ----------
SHORT-TERM OBLIGATIONS--2.7%
REPURCHASE AGREEMENTS--2.0%
  State Street Bank & Trust Co. repurchase
    agreement, 0.25%, dated 12/31/01,
    repurchase price $186,003, collateralized by
    U.S. Treasury Bond 6.50%, 11/15/06,
    market value $191,512 .........................     $ 186   $  186,000
                                                                ----------

                                         STANDARD
                                         & POOR'S
                                          RATING
                                        (UNAUDITED)
                                         --------
U.S. GOVERNMENT SECURITIES--0.7%
  U.S. Treasury Bills 1.60%, 3/21/02 (c) .. AAA            65       64,763
                                                                ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $250,772) ......................                250,763
                                                                ----------
TOTAL INVESTMENTS--100.2%
  (Identified cost $12,164,667) ...................              9,322,233(a)
  Other assets and liabilities, net--(0.2)% .......                (15,063)
                                                                ----------
NET ASSETS--100.0% ................................             $9,307,170
                                                                ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $595,562 and gross depreciation of $4,646,180 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $13,372,851.

(b) Non-income producing.

(c) All or portion segregated as collateral for futures  contracts.

                      See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $12,164,667) ........      $ 9,322,233
Cash ................................................................              962
Receivables
  Fund shares sold ..................................................           54,265
  Investment securities sold ........................................           28,015
  Receivable from advisor ...........................................            9,190
  Dividends and interest ............................................              208
Prepaid expenses ....................................................               59
                                                                           -----------
    Total assets ....................................................        9,414,932
                                                                           -----------
LIABILITIES
Payables
  Investment securities purchased ...................................           52,965
  Fund shares repurchased ...........................................            1,852
  Professional fee ..................................................           25,359
  Printing fee ......................................................            8,696
  Variation margin for future contracts .............................            5,570
  Financial agent fee ...............................................            3,557
  Trustees' fee .....................................................            3,262
Accrued expenses ....................................................            6,501
                                                                           -----------
Total liabilities ...................................................          107,762
                                                                           -----------
NET ASSETS ..........................................................      $ 9,307,170
                                                                           ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..................      $14,821,586
  Accumulated net realized loss .....................................       (2,668,782)
  Net unrealized depreciation .......................................       (2,845,634)
                                                                           -----------
NET ASSETS ..........................................................      $ 9,307,170
                                                                           ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ...........................................        2,198,698
                                                                           ===========
Net asset value and offering price per share ........................            $4.23
                                                                                 =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends .........................................................      $     3,745
  Interest ..........................................................            2,983
  Foreign taxes withheld ............................................              (39)
                                                                           -----------
    Total investment income .........................................            6,689
                                                                           -----------
EXPENSES
  Financial agent fee ...............................................           41,709
  Investment advisory fee ...........................................           24,381
  Custodian .........................................................           33,438
  Professional ......................................................           25,636
  Printing ..........................................................           13,181
  Trustees ..........................................................            8,437
  Miscellaneous .....................................................           16,823
                                                                           -----------
    Total expenses ..................................................          163,605
    Less expenses borne by investment advisor .......................         (128,760)
    Custodian fees paid indirectly ..................................              (18)
                                                                           -----------
    Net expenses ....................................................           34,827
                                                                           -----------
NET INVESTMENT LOSS .................................................          (28,138)
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...................................       (2,333,647)
  Net realized loss on futures contracts ............................          (81,750)
  Net change in unrealized appreciation (depreciation) on investments         (447,931)
                                                                           -----------
NET LOSS ON INVESTMENTS .............................................       (2,863,328)
                                                                           -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................      $(2,891,466)
                                                                           ===========

                        See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                            FROM INCEPTION
                                                                                      YEAR ENDED              8/15/00 TO
                                                                                       12/31/01               12/31/00
                                                                                      -----------           --------------
FROM OPERATIONS
  Net investment income (loss) .................................................      $   (28,138)           $    (6,360)
  Net realized gain (loss) .....................................................       (2,415,397)              (253,385)
  Net change in unrealized appreciation (depreciation) .........................         (447,931)            (2,397,703)
                                                                                      -----------            -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............       (2,891,466)            (2,657,448)
                                                                                      ===========            ===========
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,226,105 and 913,029 shares, respectively) ...       10,796,048              8,539,279
  Cost of shares repurchased (899,721 and 40,715 shares, respectively) .........       (4,112,309)              (366,934)
                                                                                      -----------            -----------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................        6,683,739              8,172,345
                                                                                      -----------            -----------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................        3,792,273              5,514,897
NET ASSETS
  Beginning of period ..........................................................        5,514,897                     --
                                                                                      -----------            -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
    ($0 AND $0, RESPECTIVELY) .................................................       $ 9,307,170            $ 5,514,897
                                                                                      ===========            ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                                            FROM INCEPTION
                                                                                         YEAR ENDED          8/15/00 TO
                                                                                          12/31/01            12/31/00
                                                                                         ----------         --------------
Net asset value, beginning of period ..........................................            $ 6.32                 $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ................................................             (0.02)(5)              (0.01)
  Net realized and unrealized gain (loss) .....................................             (2.07)                 (3.67)
                                                                                           ------                 ------
    TOTAL FROM INVESTMENT OPERATIONS ..........................................             (2.09)                 (3.68)
                                                                                           ------                 ------
CHANGE IN NET ASSET VALUE .....................................................             (2.09)                 (3.68)
                                                                                           ------                 ------
NET ASSET VALUE, END OF PERIOD ................................................            $ 4.23                 $ 6.32
                                                                                           ======                 ======
Total return ..................................................................            (33.04)%               (36.78)%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .......................................            $9,307            $     5,515
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ......................................................              0.50%(4)               0.50%(1)
  Net investment income (loss) ................................................             (0.40)%                (0.30)%(1)
Portfolio turnover ............................................................                91%                    50%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.35% and 3.93% for the periods ended December 31, 2001 and 2000, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares  outstanding.

                       See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

INVESTOR PROFILE
     The Fund is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. The Fund's objective is to emphasize appreciation and current yield equally. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of properties owned, dependency on management skills, and liquidity risks similar to those associated with small-company investing.

INVESTMENT ADVISER'S REPORT

                                                                  NAREIT
                                         PERIOD ENDED          TOTAL RETURN
                                           12/31/01           EQUITY INDEX(1)
------------------------------------------------------------------------------
One-Year Return                              6.62%                 13.93%
------------------------------------------------------------------------------
Three-Year Return                           13.47%                 11.15%
------------------------------------------------------------------------------
Five-Year Return                             7.04%                  6.38%
------------------------------------------------------------------------------

     At the beginning of the year, we had concluded a strong record against our peers and benchmark. We attribute our value-added performance to our ground-up stock selection, style, and sector weightings. Our style combines a pursuit of growth AND value, and is sometimes referred to as GARP (growth at a reasonable price). As you may recall, we thought REITs could deliver double-digit returns as we stated in our report last year that with earnings growth of 7-8% projected for 2001 and a NAREIT Total Return Equity Index yield over 7%, these mature REITs could endure some multiple contraction and still deliver double-digit returns. This turned out to be the case, as the benchmark delivered a 13.93% return.
     By mid-year, those sectors and most of the names that had helped us perform so well in the prior two years were underperforming the benchmark. Investors sought high yield and smaller cap names among REITs as interest rates and the broader market came down. A meaningful portion of the top-performing REITs was pursued solely for yield, even though they lacked earnings growth, dividend growth, and dividend security. For example, the health-care REITs, which failed to meet our screens, delivered the best performance in the year, while delivering another year of negative earnings growth. One of the best performers even cut its dividend. The one-year forward multiples for health-care REITs started the year at 6.6x and finished the year at 9.6x, driven by the pursuit of yield, not its dividend coverage ratio.

     As we had expected, the economy continued to deteriorate, albeit faster than predicted, thus testing our fundamental hedge. In addition to focusing on good management teams, high quality assets, strong balance sheets, and markets with high barriers to entry, we had selected holdings with a favorable spread between market rents and in-place rents (loss-to-lease). Loss-to-lease positions usually allow landlords to preserve earnings growth as demand subsides. Last year we had said, "Expect us to remain overweight in the apartment, industrial, and office sectors, with a bias towards high barrier-to-entry markets and loss-to-lease positions." What we found, and quickly reacted to, was an accelerated decline in rent levels brought on by a strong occupancy battle in the office and apartment sectors.

     Our expectation for economic erosion had been accurate, but the rapidity was too much for the hedging tool we initially used. An earlier recognition that longer lease duration was a better hedging tool in such a rapid economic decline would have enhanced performance. We reacted by moving to overweight the retail sectors, focusing on regional malls and grocery-anchored shopping centers. These sectors have been and continue to be in the position to benefit from longer lease duration and additional interest expense savings. The source for these new positions came from our reduction in office and apartment holdings, which we reduced from an overweighting to an underweighted position and market weight, respectively. Our changes bore fruit as our results improved.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

OUTLOOK
     We continue to be positive in our outlook but want to limit return expectations to upper single- digits for the year, primarily driven by the 7.2% NAREIT Total Return Equity Index dividend as of December 31, 2001.

     Earnings growth for our REIT universe is expected to be 3%. We could see some earnings expansion in the retail REITs, if their interest expense savings is greater than assumed by management and the Street. Offsetting this potential upside is a downward bias on 2002 earnings in apartment and office REITs. As real estate is a lagging component of the economy, the shorter lease terms in these sectors could drive slightly greater occupancy declines than assumed. In addition, many of these companies have been building up significant amounts of capital to deploy in opportunities that may not come to fruition. As a result, we're not anticipating multiple expansion, which some argue is warranted given the record spread on the 7.2% dividend yield versus numerous fixed-income alternatives. We could also see more REITs added to the S&P 500 Index,2 but to date, the addition of two REITs has done little for either name.

     Diversification and longer lease duration continue to be themes of ours. We have increased the number of our holdings from 21 to 29. This trend is likely to continue. As stated above, we have moved to underweight office and market weight apartments, while reallocating that capital to regional malls and shopping centers. Both of these retail sectors offer longer lease duration and the opportunity to capitalize on more interest expense savings. In addition, we have reallocated our apartment holdings to include more companies with lower average monthly rental rates.

     The capital markets discipline we've talked about in the past has smoothed and lengthened the real estate cycle. In fact, banks are noting how well real estate loans are performing today. As the economy continues to slow, we're fortunate to be facing little new supply, and most landlords have very healthy balance sheets. As management teams sit on the sidelines with this capital, waiting for opportunities brought on by the economy, we will emphasize secure and attractive dividend yields and diversification of our holdings.

     We thank you for your interest in our Fund.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                              NAREIT Total Return
            Real Estate Securities Series        Equity Index(1)            S&P 500 Index(2)
5/1/95               $10,000.00                    $10,000.00                 $10,000.00
12/29/95              11,779.20                     11,548.00                  12,184.40
12/31/96              15,677.20                     15,618.30                  15,016.90
12/31/97              19,133.70                     18,787.20                  20,028.90
12/31/98              15,078.60                     15,499.00                  25,788.60
12/31/99              15,798.70                     14,783.50                  31,239.00
12/29/00              20,660.90                     18,680.20                  28,369.00
12/31/01              22,028.10                     21,282.80                  25,000.20

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
                                                                       FROM
                                                                     INCEPTION
                                                                     5/1/95 TO
                                             1 YEAR      5 YEAR      12/31/01
------------------------------------------------------------------------------
Real Estate Securities Series                  6.62%      7.04%       12.56%
------------------------------------------------------------------------------
NAREIT Total Return Equity Index(1)           13.93%      6.38%       11.97%
------------------------------------------------------------------------------
S&P 500 Index(2)                            (11.87)%     10.73%       14.72%
------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 5/1/95
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

(1) The NAREIT Total Return Equity Index is unmanaged and measures the total-return performance of real estate investment trusts.

(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The indices are not available for direct investment.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                     SHARES        VALUE
                                                    --------    -----------
COMMON STOCKS--95.0%
REAL ESTATE INVESTMENT TRUSTS--95.0%
DIVERSIFIED--8.6%
  iStar Financial, Inc. ..........................    22,200    $   553,890
  Vornado Realty Trust ...........................    72,000      2,995,200
                                                                -----------
                                                                  3,549,090
                                                                -----------
INDUSTRIAL/OFFICE--30.9%
INDUSTRIAL--10.2%
  CenterPoint Properties Corp. ...................    43,000      2,141,400
  First Industrial Realty Trust, Inc. ............    22,300        693,530
  ProLogis Trust .................................    64,700      1,391,697
                                                                -----------
                                                                  4,226,627
                                                                -----------
MIXED--4.7%
  Duke Realty Corp. ..............................    33,000        802,890
  Reckson Associates Realty Corp. ................    43,000      1,004,480
  Reckson Associates Realty Corp. Class B ........     6,500        165,815
                                                                -----------
                                                                  1,973,185
                                                                -----------
OFFICE--16.0%
  Alexandria Real Estate Equities, Inc. ..........    10,000        411,000
  Boston Properties, Inc. ........................    55,000      2,090,000
  Equity Office Properties Trust .................    91,910      2,764,653
  SL Green Realty Corp. ..........................    44,750      1,374,272
                                                                -----------
                                                                  6,639,925
                                                                -----------
TOTAL INDUSTRIAL/OFFICE ....................................     12,839,737
                                                                -----------
RESIDENTIAL--20.3%
APARTMENTS--20.3%
  Apartment Investment & Management Co. Class A ..    31,000      1,417,630
  Archstone-Smith Trust ..........................    41,000      1,078,300
  Avalonbay Communities, Inc. ....................    22,000      1,040,820
  Camden Property Trust ..........................    35,500      1,302,850
  Equity Residential Properties Trust ............    49,400      1,418,274
  Essex Property Trust, Inc. .....................    19,000        938,790
  United Dominion Realty Trust, Inc. .............    85,000      1,224,000
                                                                -----------
                                                                  8,420,664
                                                                -----------
RETAIL--31.4%
REGIONAL MALLS--14.0%
  CBL & Associates Properties, Inc. ..............    56,400      1,776,600
  General Growth Properties, Inc. ................    46,750      1,813,900
  Simon Property Group, Inc. .....................    62,250      1,825,793
  Taubman Centers, Inc. ..........................    27,000        400,950
                                                                -----------
                                                                  5,817,243
                                                                -----------
SHOPPING CENTERS--17.4%
Chelsea Property Group, Inc. .....................    46,700      2,292,970
  Kimco Realty Corp. .............................    57,000      1,863,330
  Pan Pacific Retail Properties, Inc. ............    40,250      1,155,980
  Realty Income Corp. ............................    13,500        396,900
  Weingarten Realty Investors ....................    31,000      1,488,000
                                                                -----------
                                                                  7,197,180
                                                                -----------
TOTAL RETAIL ...............................................     13,014,423
                                                                -----------

                                                     SHARES        VALUE
                                                    --------    -----------
SELF STORAGE--3.8%
  Public Storage, Inc. ...........................    47,500    $ 1,586,500
                                                                -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $35,212,535) ............................     39,410,414
                                                                -----------
REAL ESTATE OPERATING COMPANIES--0.0%
DIVERSIFIED--0.0%
  Vornado Operating, Inc. (b) ....................     3,110          1,555
                                                                -----------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $24,880) ................................          1,555
                                                                -----------
TOTAL LONG-TERM INVESTMENTS--95.0%
  (Identified cost $35,212,378) ............................     39,411,969
                                                                -----------

                                      STANDARD
                                      & POOR'S         PAR
                                       RATING        VALUE
                                     (UNAUDITED)      (000)
                                     -----------     ------
SHORT-TERM OBLIGATIONS--4.8%
COMMERCIAL PAPER--4.8%
  Govco, Inc. 1.75%, 1/2/02 .......      A-1+         $2,000      1,999,903

TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,999,903) .............................      1,999,903
                                                                -----------
TOTAL INVESTMENTS--99.8%
  (Identified Cost $37,212,281) ............................     41,411,872(a)
  Other assets and liabilities, net--0.2% ..................         94,247
                                                                -----------
NET ASSETS--100.0% .........................................    $41,506,119
                                                                ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,498,012 and gross depreciation of $298,421 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $37,212,281.

(b) Non-income producing.

                      See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $37,212,281) ....................      $41,411,872
Receivables
  Dividends and interest ........................................................          248,316
  Fund shares sold ..............................................................           30,709
Prepaid expenses ................................................................              302
                                                                                       -----------
    Total assets ................................................................       41,691,199
                                                                                       -----------
LIABILITIES
Cash overdraft ..................................................................              508
Payables
  Fund shares repurchased .......................................................          101,026
  Printing fee ..................................................................           29,826
  Professional fee ..............................................................           24,435
  Investment advisory fee .......................................................           18,715
  Financial agent fee ...........................................................            5,698
  Trustees' fee .................................................................            3,262
Accrued expenses ................................................................            1,610
                                                                                       -----------
    Total liabilities ...........................................................          185,080
                                                                                       -----------
NET ASSETS ......................................................................      $41,506,119
                                                                                       ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............................      $37,960,948
  Undistributed net investment income ...........................................          181,071
  Accumulated net realized loss .................................................         (835,491)
  Net unrealized appreciation ...................................................        4,199,591
                                                                                       -----------
NET ASSETS ......................................................................      $41,506,119
                                                                                       ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .......................................................        2,643,729
                                                                                       ===========
Net asset value and offering price per share ....................................           $15.70
                                                                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME
  Dividends .....................................................................      $ 1,840,126
  Interest ......................................................................           99,141
                                                                                       -----------
    Total investment income .....................................................        1,939,267
                                                                                       -----------
EXPENSES
  Investment advisory fee .......................................................          279,136
  Financial agent fee ...........................................................           66,253
  Printing ......................................................................           35,926
  Professional ..................................................................           26,708
  Trustees ......................................................................            8,437
  Custodian .....................................................................            8,421
  Miscellaneous .................................................................            7,896
                                                                                       -----------
    Total expenses ..............................................................          432,777
    Less expenses borne by investment adviser ...................................          (60,219)
    Custodian fees paid indirectly ..............................................             (375)
                                                                                       -----------
    Net expenses ................................................................          372,183
                                                                                       -----------
NET INVESTMENT INCOME ...........................................................        1,567,084
                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................        2,031,162
  Net change in unrealized appreciation (depreciation) on investments ...........       (1,112,927)
                                                                                       -----------
NET GAIN ON INVESTMENTS .........................................................          918,235
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................      $ 2,485,319
                                                                                       ===========

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                              YEAR ENDED         YEAR ENDED
                                                                               12/31/01           12/31/00
                                                                             ------------       ------------
FROM OPERATIONS
  Net investment income (loss) ........................................      $  1,567,084       $  1,371,873
  Net realized gain (loss) ............................................         2,031,162            534,489
  Net change in unrealized appreciation (depreciation) ................        (1,112,927)         6,024,489
                                                                             ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........         2,485,319          7,930,851
                                                                             ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................................        (1,533,702)        (1,261,215)
                                                                             ------------       ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........        (1,533,702)        (1,261,215)
                                                                             ------------       ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,026,938 and 917,812 shares,
    respectively) .....................................................        15,777,923         12,577,818
  Net asset value of shares issued from reinvestment of distributions
    (100,085 and 89,365 shares, respectively) .........................         1,533,702          1,261,215
  Cost of shares repurchased (754,210 and 975,675 shares, respectively)       (11,571,856)       (13,043,694)
                                                                             ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...........         5,739,769            795,339
                                                                             ------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................         6,691,386          7,464,975
NET ASSETS
  Beginning of period .................................................        34,814,733         27,349,758
                                                                             ------------       ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    (LOSS) OF $181,071 AND $154,718, RESPECTIVELY) ....................      $ 41,506,119       $ 34,814,733
                                                                             ============       ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                       2001               2000            1999            1998            1997
                                                      ------             ------          ------          ------          ------
Net asset value, beginning of period ......           $15.33             $12.21          $12.28          $16.38          $14.32
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ............             0.62               0.63            0.65            0.78            0.50
  Net realized and unrealized gain (loss) .             0.37               3.07           (0.09)          (4.20)           2.62
                                                      ------             ------          ------          ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ......             0.99               3.70            0.56           (3.42)           3.12
                                                      ------             ------          ------          ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ....            (0.62)             (0.58)          (0.63)          (0.65)          (0.48)
  Dividends from net realized gains .......               --                 --              --           (0.02)          (0.58)
  Tax return of capital ...................               --                 --              --           (0.01)             --
                                                      ------             ------          ------          ------          ------
    TOTAL DISTRIBUTIONS ...................            (0.62)             (0.58)          (0.63)          (0.68)          (1.06)
                                                      ------             ------          ------          ------          ------
CHANGE IN NET ASSET VALUE .................             0.37               3.12           (0.07)          (4.10)           2.06
                                                      ------             ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD ............           $15.70             $15.33          $12.21          $12.28          $16.38
                                                      ======             ======          ======          ======          ======
Total return ..............................             6.62%             30.78%           4.78%         (21.19)%         22.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .....          $41,506            $34,815         $27,350         $36,408         $54,659
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ...................             1.00%(2)           1.00%           1.00%           1.00%           1.00%
  Net investment income ...................             4.21%              4.63%           5.06%           5.07%           3.59%
Portfolio turnover rate ...................               37%                26%             28%             18%             41%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.16%, 1.32%, 1.31%, 1.01 % and 1.07% for the periods ended December 31, 2001,
    2000, 1999, 1998 and 1997, respectively.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

INVESTOR PROFILE
     The Fund is appropriate for investors seeking intermediate and long-term capital appreciation with income as a secondary consideration through a diversified investment approach.

INVESTMENT ADVISER'S REPORT
     For the fiscal year ended December 31, 2001, Phoenix-Engemann Capital Growth Series fell 34.57% versus a decline of 20.42% for the Russell 1000 Growth Index and a loss of 11.87% for the S&P 500 Index.(1)

     Given the slowdown in the economy, many of the traditional growth sectors experienced deterioration in business fundamentals, which negatively impacted stock performance. The magnitude of this downturn has been one of the most severe in history, and various growth cyclical sectors such as technology and telecommunications were hit inordinately hard. As a result, performance was significantly impacted by our investments in the technology and telecom sectors. With the continued deterioration in business fundamentals and earnings growth, many of the high growth companies also experienced compression in their valuations, which further affected their stock values. The first half of fiscal 2001 contributed to the bulk of the relative underperformance, as growth stocks experienced their worst performance as investors shifted towards more defensive sectors.

     As the deterioration in the profit outlook continued, we reduced our exposure to the technology and telecom sectors and diversified into other sectors that offer more defensive characteristics. Some of the industries that we diversified into included health-care services, specialty pharmaceuticals and generics, and defense electronics. In addition, the financial services sector has been an area of increased focus due to the Federal Reserve's continued action to reduce interest rates.

OUTLOOK
     With a slowing economy and poor earnings outlook, the equity markets have been struggling to find some level of stability. After months of continued business fundamental deterioration, there seems to be some stabilization in several economic sectors. This stabilization, coupled with the enormous amount of monetary and fiscal stimulus being pushed through the financial system by the government, should lead to an eventual economic recovery. We believe the economy should experience healthy growth by the second half of 2002, resulting in a strong earnings and equity market recovery.

     In  anticipation  of the pending  economic and earnings  recovery,  we have started to rotate the portfolio towards more cyclical sectors, such as technology, transportation, financial services, and business services. Within technology, we have added to our exposure in the semiconductor and semiconductor equipment industries. These industries have experienced a drastic slowdown due to the global recession in information technology equipment but are well poised, we believe, for a solid rebound in earnings growth. The technology sector should return to its traditional growth characteristics by the second half of 2002 and the outlook for 2003 is even more promising, in our view. We believe the other cyclical sectors, such as transportation and business services, should experience a healthy earnings recovery from their lows of 2001.

(1) The Russell 1000 Growth Index measures large-cap, growth-oriented stock total return performance and is provided for general comparative purposes. The S&P 500 Index measures broad stock market total-return performance. The indices are unmanaged and not available for direct investment.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Capital Growth Series           S&P 500 Index(1)
12/31/91             $10,000.00                    $10,000.00
12/31/92              11,028.90                     10,769.10
12/31/93              13,200.90                     11,846.00
12/30/94              13,396.20                     12,002.70
12/29/95              17,528.40                     16,504.60
12/31/96              19,733.40                     20,341.50
12/31/97              23,891.80                     27,130.70
12/31/98              31,062.20                     34,932.50
12/31/99              40,279.20                     42,315.50
12/29/00              33,120.20                     38,427.90
12/31/01              21,669.60                     33,864.70

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                       1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------
Capital Growth Series                  (34.57)%     1.89%        8.04%
------------------------------------------------------------------------
S&P 500 Index(1)                       (11.87)%    10.73%       12.97%
------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/91. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                     SHARES         VALUE
                                                   ---------    ------------
COMMON STOCKS--88.7%
AEROSPACE/DEFENSE--1.2%
  Northrop Grumman Corp. .........................   115,000    $ 11,593,150
                                                                ------------
AIRLINES--0.7%
Southwest Airlines Co. ...........................   347,000       6,412,560
                                                                ------------
BANKS (MAJOR REGIONAL)--1.0%
  Wells Fargo & Co. ..............................   207,100       8,998,495
                                                                ------------
BIOTECHNOLOGY--3.2%
  Amgen, Inc. (b) ................................   102,500       5,785,100
  IDEC Pharmaceuticals Corp. (b) .................   210,000      14,475,300
  MedImmune, Inc. (b) ............................   209,000       9,687,150
                                                                ------------
                                                                  29,947,550
                                                                ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
  Liberty Media Corp. Class A (b) ................   698,000       9,772,000
                                                                ------------
COMPUTERS (HARDWARE)--2.3%
Brocade Communications Systems, Inc. (b) .........   175,440       5,810,573
  Sun Microsystems, Inc. (b) ..................... 1,240,900      15,263,070
                                                                ------------
                                                                  21,073,643
                                                                ------------
COMPUTERS (NETWORKING)--3.1%
  Cisco Systems, Inc. (b) ........................   765,850      13,869,543
  McDATA Corp. Class A (b) .......................   628,007      15,386,172
                                                                ------------
                                                                  29,255,715
                                                                ------------
COMPUTERS (PERIPHERALS)--1.1%
  EMC Corp. (b) ..................................   762,950      10,254,048
                                                                ------------
COMPUTERS (SOFTWARE & SERVICES)--8.1%
BEA Systems, Inc. (b) ............................ 1,523,850      23,467,290
  i2 Technologies, Inc. (b) ......................   181,820       1,436,378
  Oracle Corp. (b) ............................... 1,045,400      14,436,974
  PeopleSoft, Inc. (b) ...........................   207,000       8,321,400
  Siebel Systems, Inc. (b) .......................   175,100       4,899,298
  VeriSign, Inc. (b) .............................   286,500      10,898,460
  VERITAS Software Corp. (b) .....................   278,745      12,496,138
                                                                ------------
                                                                  75,955,938
                                                                ------------
DISTRIBUTORS (FOOD & HEALTH)--3.5%
  Andrx Group (b) ................................   146,600      10,322,106
  Cardinal Health, Inc. ..........................   347,000      22,437,020
                                                                ------------
                                                                  32,759,126
                                                                ------------
ELECTRICAL EQUIPMENT--1.1%
  Emerson Electric Co. ...........................   104,000       5,938,400
  General Electric Co. ...........................   102,700       4,116,216
                                                                ------------
                                                                  10,054,616
                                                                ------------
ELECTRONICS (DEFENSE)--1.1%
  Raytheon Co. ...................................   314,000      10,195,580
                                                                ------------
ELECTRONICS (SEMICONDUCTORS)--10.0%
  Analog Devices, Inc. (b) .......................   279,000      12,384,810
  Applied Micro Circuits Corp. (b) ...............   136,620       1,546,538
  Intersil Corp. (b) .............................   138,700       4,473,075
  Maxim Integrated Products, Inc. (b) ............   349,000      18,325,990
  Micron Technology, Inc. (b) ....................   140,000       4,340,000
  Texas Instruments, Inc. ........................ 1,044,250      29,239,000
  Xilinx, Inc. (b) ...............................   601,850      23,502,243
                                                                ------------
                                                                  93,811,656
                                                                ------------

                                                     SHARES         VALUE
                                                   ---------    ------------

ENTERTAINMENT--1.8%
  AOL Time Warner, Inc. (b) ......................   208,350    $  6,688,035
  Viacom, Inc. Class B (b) .......................   239,729      10,584,035
                                                                ------------
                                                                  17,272,070
                                                                ------------
EQUIPMENT (SEMICONDUCTORS)--3.5%
  Applied Materials, Inc. (b) ....................   138,000       5,533,800
  KLA-Tencor Corp. (b) ...........................   244,200      12,102,552
  Novellus Systems, Inc. (b) .....................    88,200       3,479,490
  Teradyne, Inc. (b) .............................   385,800      11,628,012
                                                                ------------
                                                                  32,743,854
                                                                ------------
FINANCIAL (DIVERSIFIED)--6.9%
  American Express Co. ...........................   209,400       7,473,486
  Citigroup, Inc. ................................   451,166      22,774,860
  Freddie Mac ....................................   344,000      22,497,600
  Morgan Stanley Dean Witter & Co. ...............   205,500      11,495,670
                                                                ------------
                                                                  64,241,616
                                                                ------------
HEALTH CARE (DIVERSIFIED)--4.7%
  Bristol-Myers Squibb Co. .......................   346,000      17,646,000
  Johnson & Johnson ..............................   454,520      26,862,132
                                                                ------------
                                                                  44,508,132
                                                                ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--8.3%
  Genentech, Inc. (b) ............................   137,860       7,478,905
  Merck & Co., Inc. ..............................   278,350      16,366,980
  Pfizer, Inc. ................................... 1,038,975      41,403,154
  Pharmacia Corp. ................................   301,439      12,856,373
                                                                ------------
                                                                  78,105,412
                                                                ------------
HEALTH CARE (GENERIC AND OTHER)--1.2%
  King Pharmaceuticals, Inc. (b) .................   277,000      11,670,010
                                                                ------------
HEALTH CARE (MANAGED CARE)--2.8%
  UnitedHealth Group, Inc. .......................   135,000       9,553,950
  WellPoint Health Networks, Inc. (b) ............   140,000      16,359,000
                                                                ------------
                                                                  25,912,950
                                                                ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.3%
  Baxter International, Inc. .....................   138,000       7,400,940
  Medtronic, Inc. (b) ............................   278,950      14,285,029
                                                                ------------
                                                                  21,685,969
                                                                ------------
INSURANCE (MULTI-LINE)--1.2%
  American International Group, Inc. .............   137,000      10,877,800
                                                                ------------
INVESTMENT BANKING/BROKERAGE--2.0%
  Merrill Lynch & Co., Inc. ......................   273,500      14,254,820
  Waddell & Reed Financial, Inc. Class A .........   138,000       4,443,600
                                                                ------------
                                                                  18,698,420
                                                                ------------
INVESTMENT MANAGEMENT--0.4%
Stilwell Financial, Inc. .........................   139,000       3,783,580
                                                                ------------
MANUFACTURING (DIVERSIFIED)--4.5%
  Tyco International Ltd. ........................   627,300      36,947,970
  United Technologies Corp. ......................    84,200       5,441,846
                                                                ------------
                                                                  42,389,816
                                                                ------------
OIL & GAS (EXPLORATION & PRODUCTION)--1.2%
  Anadarko Petroleum Corp. .......................   139,000       7,902,150
  EOG Resources, Inc. ............................    85,000       3,324,350
                                                                ------------
                                                                  11,226,500
                                                                ------------

                       See Notes to Financial Statements

                  PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                                                     SHARES         VALUE
                                                   ---------    ------------
RETAIL (BUILDING SUPPLIES)--3.6%
  Home Depot, Inc. (The) .........................   376,450    $ 19,202,715
  Lowe's Cos., Inc. ..............................   312,000      14,479,920
                                                                ------------
                                                                  33,682,635
                                                                ------------
RETAIL (DEPARTMENT STORES)--1.0%
  Kohl's Corp. (b) ...............................   136,400       9,608,016
                                                                ------------
RETAIL (DRUG STORES)--0.5%
  Walgreen Co. ...................................   139,000       4,678,740
                                                                ------------
RETAIL (GENERAL MERCHANDISE)--3.0%
  Wal-Mart Stores, Inc. ..........................   486,700      28,009,585
                                                                ------------
SERVICES (COMPUTER SYSTEMS)--0.7%
  SunGard Data Systems, Inc. (b) .................   241,000       6,972,130
                                                                ------------
SERVICES (DATA PROCESSING)--0.5%
  First Data Corp. ...............................    56,000       4,393,200
                                                                ------------
TELEPHONE--1.2%
  SBC Communications, Inc. .......................   291,000      11,398,470
                                                                ------------
TOTAL COMMON STOCKS
  (Identified cost $705,455,018) ...........................     831,942,982
                                                                ------------
FOREIGN COMMON STOCKS--6.1%
COMMUNICATIONS EQUIPMENT--0.7%
  Nokia Oyj ADR (Finland) ........................   274,000       6,721,220
                                                                ------------
COMPUTERS (SOFTWARE & SERVICES)--0.8%
  Check Point Software Technologies Ltd.
    (Israel)(b) ..................................   175,000       6,980,750
                                                                ------------
ELECTRICAL EQUIPMENT--0.7%
  Flextronics International Ltd. (Singapore) (b) .   274,100       6,575,659
                                                                ------------
ELECTRONICS (SEMICONDUCTORS)--1.9%
  Celestica, Inc. (Canada) (b) ...................   139,000       5,614,210
  Taiwan Semiconductor Manufacturing Co. Ltd. ADR
    (Taiwan) (b) .................................   416,800       7,156,456
  United Microelectronics Corp. (Taiwan) (b) .....   556,900       5,346,240
                                                                ------------
                                                                  18,116,906
                                                                ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
  Teva Pharmaceutical Industries Ltd. ADR (Israel)   139,000       8,566,570
                                                                ------------
SERVICES (COMMERCIAL & CONSUMER)--1.1%
  Accenture Ltd. Class A (Bermuda) (b) ...........   380,000      10,229,600
                                                                ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $53,593,933) ............................      57,190,705
                                                                ------------
TOTAL LONG-TERM INVESTMENTS--94.8%
  (Identified cost $759,048,951) ...........................     889,133,687
                                                                ------------

                                           STANDARD
                                           & POOR'S    PAR
                                            RATING    VALUE
                                          (UNAUDITED) (000)         VALUE
                                          ----------- -----     ------------
SHORT-TERM OBLIGATIONS--4.8%
CERTIFICATE OF DEPOSIT--0.2%
  Canadian Imperial Bank of Commerce
    4.23%, 5/22/02 ..........................  AA-    $1,500    $  1,513,172
                                                                ------------
COMMERCIAL PAPER--3.2%
  Verizon Network Funding Corp. 2%, 1/2/02 ..  A-1+    4,425       4,424,754
  Goldman Sachs Group L.P. 1.75%, 1/3/02 ....  A-1+    5,035       5,034,511
  Lexington Parker Capital Co. LLC 2%,
    1/8/02 ..................................  A-1     3,710       3,708,557
  Preferred Receivables Funding Corp.
    2.03%, 1/9/02 ...........................  A-1    2,104        2,103,051
  Park Avenue Receivables Corp. 2.05%,
    1/15/02 .................................  A-1     4,534       4,530,386
  Receivables Capital Corp. 2.05%, 1/25/02 ..  A-1+    2,500       2,496,583
  Heinz (H.J.) Finance Co. 1.97%, 1/28/02 ...  A-1     5,000       4,992,500
  Corporate Asset Funding Co. 2%, 2/4/02 ....  A-1+    3,000       2,994,758
                                                                  30,285,100
                                                                ------------
FEDERAL AGENCY SECURITIES--1.1%
  Freddie Mac Discount Note 1.80%, 1/9/02 ...  AAA     1,855       1,854,258
  Freddie Mac Discount Note 1.72%, 1/29/02 ..  AAA     5,721       5,713,347
  Federal Home Loan Bank Discount Note
    6.25%, 11/15/02 .........................  AAA     2,500       2,586,755
                                                                ------------
                                                                  10,154,360
                                                                ------------
MEDIUM TERM NOTES--0.3%
  Bank of America Corp. 2%, 3/19/02 (c) .....  A+      2,500       2,500,602
                                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $44,424,387) ............................      44,453,234
                                                                ------------
TOTAL INVESTMENTS--99.6%
  (Identified cost $803,473,338) ...........................     933,586,921(a)
Other assets and liabilities, net--0.4% ....................       3,981,916
                                                                ------------
NET ASSETS--100.0% .........................................    $937,568,837
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $196,065,228 and gross depreciation of $66,181,731 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $803,703,424.

(b) Non-income producing.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value
  (Identified cost $803,473,338) ....................................      $  933,586,921
Receivables
  Investment securities sold ........................................           4,760,600
  Fund shares sold ..................................................             534,814
  Dividends and interest ............................................             397,743
Prepaid expenses ....................................................              10,611
                                                                           --------------
    Total assets ....................................................         939,290,689
                                                                           --------------
LIABILITIES
Cash overdraft ......................................................              12,122
Payables
  Fund shares repurchased ...........................................             829,670
  Investment advisory fee ...........................................             515,909
  Printing fee ......................................................             243,423
  Financial agent fee ...............................................              33,725
  Trustees' fee .....................................................               3,262
Accrued expenses ....................................................              83,741
                                                                           --------------
    Total liabilities ...............................................           1,721,852
                                                                           --------------
NET ASSETS ..........................................................      $  937,568,837
                                                                           ==============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..................      $1,089,224,580
  Accumulated net realized loss .....................................        (281,769,326)
  Net unrealized appreciation .......................................         130,113,583
                                                                           --------------
NET ASSETS ..........................................................      $  937,568,837
                                                                           ==============
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization .............................          65,062,185
                                                                           ==============
Net asset value and offering price per share ........................              $14.41
                                                                                   ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends .........................................................       $   6,023,637
  Interest ..........................................................           2,603,021
  Foreign taxes withheld ............................................            (113,376)
                                                                            -------------
    Total investment income .........................................           8,513,282
                                                                            -------------
EXPENSES
  Investment advisory fee ...........................................           7,387,818
  Financial agent fee ...............................................             435,899
  Printing ..........................................................             291,761
  Custodian .........................................................             194,890
  Professional ......................................................              26,729
  Trustees ..........................................................               8,437
  Miscellaneous .....................................................              37,206
                                                                            -------------
    Total expenses ..................................................           8,382,740
    Custodian fees paid indirectly ..................................              (1,330)
                                                                            -------------
    Net expenses ....................................................           8,381,410
                                                                            -------------
NET INVESTMENT INCOME ...............................................             131,872
                                                                            -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...................................        (231,402,697)
  Net change in unrealized appreciation (depreciation) on investments        (332,528,295)
                                                                            -------------
NET LOSS ON INVESTMENTS .............................................        (563,930,992)
                                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................       $(563,799,120)
                                                                           -------------

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                              YEAR ENDED           YEAR ENDED
                                                                               12/31/01             12/31/00
                                                                           --------------        --------------
FROM OPERATIONS
  Net investment income (loss) ......................................      $      131,872        $      703,978
  Net realized gain (loss) ..........................................        (231,402,697)           (9,398,655)
  Net change in unrealized appreciation (depreciation) ..............        (332,528,295)         (358,538,671)
                                                                           --------------        --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......        (563,799,120)         (367,233,348)
                                                                           --------------        --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .............................................            (716,525)             (150,501)
  Net realized short-term gains .....................................                  --           (31,076,845)
  Net realized long-term gains ......................................         (24,334,683)          (56,728,679)
                                                                           --------------        --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTION TO SHAREHOLDERS ..........         (25,051,208)          (87,956,025)
                                                                           --------------        --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (7,384,942 and 7,850,882 shares,
    respectively) ...................................................         123,103,730           216,280,791
  Net asset value of shares issued from reinvestment of distributions
    (1,481,978 and 3,317,027 shares, respectively) ..................          25,051,208            87,956,025
  Cost of shares repurchased (18,495,629 and
    15,890,334 shares, respectively) ................................        (301,771,867)         (438,101,258)
                                                                           --------------        --------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .......        (153,616,929)         (133,864,442)
                                                                           --------------        --------------
  NET INCREASE (DECREASE) IN NET ASSETS .............................        (742,467,257)         (589,053,815)
NET ASSETS
  Beginning of period ...............................................       1,680,036,094         2,269,089,909
                                                                           --------------        --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    (LOSS) OF $0 AND $553,477, RESPECTIVELY) ........................      $  937,568,837        $1,680,036,094
                                                                           ==============        ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------------------
                                               2001(2)              2000             1999               1998              1997
                                               ------              ------           ------             ------             ------
Net asset value, beginning of period ....      $22.49              $28.57           $23.93             $19.16             $18.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........          --(1)              --(1)           0.03               0.03               0.13
  Net realized and unrealized gain (loss)       (7.72)              (4.91)            6.97               5.65               3.70
                                               ------              ------           ------             ------             ------
    Total from investment operations ....       (7.72)              (4.91)            7.00               5.68               3.83
                                               ------              ------           ------             ------             ------
ESS DISTRIBUTIONS
  Dividends from net investment income ..       (0.01)                 --(1)         (0.06)             (0.03)             (0.13)
  Dividends from net realized gains .....       (0.35)              (1.17)           (2.31)             (0.88)             (3.43)
                                               ------              ------           ------             ------             ------
    TOTAL DISTRIBUTIONS .................       (0.36)              (1.17)           (2.37)             (0.91)             (3.56)
                                               ------              ------           ------             ------             ------
  Capital contribution from Adviser .....          --                  --             0.01                 --                 --
                                               ------              ------           ------             ------             ------
CHANGE IN NET ASSET VALUE                       (8.08)              (6.08)            4.64               4.77               0.27
                                               ------              ------           ------             ------             ------
NET ASSET VALUE, END OF PERIOD ..........      $14.41              $22.49           $28.57             $23.93             $19.16
                                               ======              ======           ======             ======             ======
Total return ............................      (34.57)%            (17.77)%          29.67%             30.01%             21.07%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .    $937,569          $1,680,036       $2,269,090         $1,876,296         $1,505,568
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ....................        0.72%(3)            0.68%            0.68%              0.69%              0.74%
  Net investment income .................        0.01%               0.03%            0.11%              0.15%              0.64%
Portfolio  turnover  rate ...............          58%                 82%             106%               102%               284%

(1) Amount is less than $0.01.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                       PHOENIX-ENGEMANN NIFTY FIFTY SERIES

INVESTOR PROFILE
     The Fund seeks long-term growth of capital.

INVESTMENT ADVISER'S REPORT
     Unquestionably, 2001 was one of the most challenging years for equity investors in at least a generation. While the broader S&P 500 Index(2) posted its second consecutive decline of 11.87%, growth stock investors fared even worse, as represented by the Russell 1000 Growth Index(1), which was down more than 20%.(1) The economy officially entered into a recession during the spring, and by summer corporate profits swooned. S&P 500 operating profits were down an unprecedented 32-34% for both the second and third quarters. Today, many growth stocks are economically sensitive, especially technology, media and retail companies.

     Our portfolio's emphasis on these sectors hurt our performance for the first nine months of 2001 but helped dramatically in the fourth quarter. We continue to believe that these areas represent great opportunities for long-term growth. For the 12 months ended December 31, 2001, the portfolio returned -35.30%. Because the market descent in 2001 was very broad, nearly all industry groups experienced declines. Information technology, the largest group in the portfolio, experienced the greatest loss, and was the source of our poorest relative showing. However, this group also represented our best performing sector in the market's rally during the fourth quarter. On the flip side, positive performance in 2001 was turned in by many of our retail holdings.

OUTLOOK
     Looking ahead, we believe we will see an economic recovery in the second half of 2002. It is our feeling that there is already a lot of fuel in place to ignite a solid rebound. In 2001, we had 11 interest rate cuts by the Federal Reserve, which brought real rates (after inflation) to zero or less. Lower interest rates have already resulted in a major mortgage-refinancing boom that has put an estimated $85 billion into consumers' pockets. And, lastly, both before and after September 11th, the Federal government has taken several steps to stimulate the economy.

     The portfolio today is well represented in those areas that are poised to see the sharpest recovery. We have an overweighted position in technology, specifically semiconductors. Semiconductors can now be found in many diverse segments of the economy, and the sector should be a leading beneficiary of a rebound, in our view. We also have significant positions in media companies. We expect a recovery in overall advertising spending later this year, and our portfolio holds many of what we believe are the leading media properties that should be among the first to see increased spending by advertisers.

                       PHOENIX-ENGEMANN NIFTY FIFTY SERIES

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                        Russell 1000
             Nifty Fifty Series     Growth Stock Index(1)    S&P 500 Index(2)
3/2/98           $10,000.00              $10,000.00            $10,000.00
12/31/98          12,625.90               12,595.50             11,895.30
12/31/99          16,685.20               16,772.00             14,409.40
12/29/00          13,663.70               13,011.10             13,085.60
12/31/01           8,839.98               10,353.80             11,531.70

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
                                                                    FROM
                                                                  INCEPTION
                                                                  3/2/98 TO
                                                     1 YEAR        12/31/01
----------------------------------------------------------------------------
Nifty Fifty Series                                  (35.30)%      (3.16)%
----------------------------------------------------------------------------
Russell 1000 Growth Stock Index(1)                  (20.42)%       0.91%
----------------------------------------------------------------------------
S&P 500 Index(2)                                    (11.87)%       3.79%
----------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 3/2/98
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The Russell 1000 Growth Stock Index is an unmanaged measure of large-cap growth-oriented stock total return performance.

(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

The indices are not available for direct investment.

                       PHOENIX-ENGEMANN NIFTY FIFTY SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                        SHARES      VALUE
                                                      ---------  -----------
COMMON STOCKS--87.9%
BROADCASTING (TELEVISION, RADIO & CABLE)--2.1%
  Univision Communications, Inc. Class A (b) .........   23,450  $   948,787
                                                                 -----------
COMMUNICATIONS EQUIPMENT--0.5%
  CIENA Corp. (b) ....................................   15,200      217,512
                                                                 -----------
COMPUTERS (HARDWARE)--2.5%
  Brocade Communications Systems, Inc. (b) ...........   10,700      354,384
  Sun Microsystems, Inc. (b) .........................   64,400      792,120
                                                                 -----------
                                                                   1,146,504
                                                                 -----------
COMPUTERS (NETWORKING)--4.4%
  Cisco Systems, Inc. (b) ............................  106,670    1,931,794
  McDATA Corp. Class A (b) ...........................    3,464       84,868
                                                                 -----------
                                                                   2,016,662
                                                                 -----------
COMPUTERS (PERIPHERALS)--2.0%
  EMC Corp. (b) ......................................   68,380      919,027
                                                                 -----------
COMPUTERS (SOFTWARE & SERVICES)--8.9%
  BEA Systems, Inc. (b) ..............................   40,980      631,092
  i2 Technologies, Inc. (b) ..........................   34,900      275,710
  Oracle Corp. (b) ...................................   90,870    1,254,915
  Siebel Systems, Inc. (b) ...........................   10,350      289,593
  VeriSign, Inc. (b) .................................   16,700      635,268
  VERITAS Software Corp. (b) .........................   22,970    1,029,745
                                                                 -----------
  ....................................................             4,116,323
                                                                 -----------
ELECTRICAL EQUIPMENT--2.2%
  General Electric Co. ...............................   25,600    1,026,048
                                                                 -----------
ELECTRONICS (SEMICONDUCTORS)--9.5%
  Analog Devices, Inc. (b) ...........................   15,600      692,484
  Intel Corp. ........................................       30          943
  Maxim Integrated Products, Inc. (b) ................   17,070      896,346
  Texas Instruments, Inc. ............................   56,370    1,578,360
  Xilinx, Inc. (b) ...................................   31,370    1,224,999
                                                                 -----------
                                                                   4,393,132
                                                                 -----------
ENTERTAINMENT--7.2%
  AOL Time Warner, Inc. (b) ..........................   47,440    1,522,824
  Viacom, Inc. Class B (b) ...........................   40,750    1,799,112
                                                                 -----------
                                                                   3,321,936
                                                                 -----------
EQUIPMENT (SEMICONDUCTORS)--1.9%
  Applied Materials, Inc. (b) ........................   21,600      866,160
                                                                 -----------
FINANCIAL (DIVERSIFIED)--10.2%
  American Express Co. ...............................   44,710    1,595,700
  Citigroup, Inc. ....................................   42,766    2,158,828
  Freddie Mac ........................................   14,500      948,300
                                                                 -----------
                                                                   4,702,828
                                                                 -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--11.9%
  Genentech, Inc. (b) ................................   12,030      652,627
  Lilly (Eli) & Co. ..................................    5,500      431,970
  Merck & Co., Inc. ..................................   19,590    1,151,892
  Pfizer, Inc. .......................................   56,832    2,264,755
  Pharmacia Corp. ....................................   23,130      986,495
                                                                 -----------
                                                                   5,487,739
                                                                 -----------

                                                        SHARES      VALUE
                                                      ---------  -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--5.6%
  Medtronic, Inc. (b) ................................   49,970  $ 2,558,964
INVESTMENT MANAGEMENT--1.2%
  Stilwell Financial, Inc. ...........................   20,620      561,276
                                                                 -----------
MANUFACTURING (DIVERSIFIED)--4.8%
  Tyco International Ltd. ............................   37,454    2,206,041
                                                                 -----------
OIL & GAS (EXPLORATION & PRODUCTION)--3.4%
  Anadarko Petroleum Corp. ...........................   14,100      801,585
  Burlington Resources, Inc. .........................   20,000      750,800
                                                                 -----------
                                                                   1,552,385
                                                                 -----------
RETAIL (BUILDING SUPPLIES)--3.4%
  Home Depot, Inc. (The) .............................   20,910    1,066,619
  Lowe's Cos., Inc. ..................................   10,800      501,228
                                                                 -----------
                                                                   1,567,847
                                                                 -----------
RETAIL (DRUG STORES)--1.1%
  Walgreen Co. .......................................   14,700      494,802
                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--5.1%
  Costco Wholesale Corp. (b) .........................   27,900    1,238,202
  Wal-Mart Stores, Inc. ..............................   19,550    1,125,102
                                                                 -----------
                                                                   2,363,304
                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $48,435,683) ...............................   40,467,277
                                                                 -----------
FOREIGN COMMON STOCKS--3.8%
COMMUNICATIONS EQUIPMENT--1.8%
  Nokia Oyj ADR (Finland) ............................   33,700      826,661
                                                                 -----------
COMPUTERS (SOFTWARE & SERVICES)--0.9%
Check Point Software Technologies Ltd. (Israel) (b) ..   10,900      434,801
                                                                 -----------
ELECTRICAL EQUIPMENT--1.1%
  Flextronics International Ltd. (Singapore) (b) .....   21,150      507,389
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,182,022) ................................    1,768,851
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--91.7%
  (Identified cost $50,617,705) ...............................   42,236,128
                                                                 -----------

                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (UNAUDITED)  (000)
                                            -----------  -----
SHORT-TERM OBLIGATIONS--7.9%
COMMERCIAL PAPER--7.9%
  Govco, Inc. 1.75%, 1/2/02 ...............     A-1+     $  725      724,965
  Verizon Network Funding Corp. 2%, 1/2/02      A-1+      1,060    1,059,941
  Goldman Sachs Group, Inc. 1.75%, 1/4/02 .     A-1+      1,850    1,849,730
                                                                 -----------
                                                                   3,634,636
                                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,634,636) ................................    3,634,636
                                                                 -----------
TOTAL INVESTMENTS--99.6%
  (Identified cost $54,252,341) ...............................   45,870,764(a)
  Other assets and liabilities, net--0.4% .....................      191,903
                                                                 -----------
NET ASSETS--100.0% ............................................  $46,062,667
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,904,241 and gross depreciation of $12,441,205 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $54,407,728.

(b) Non-income producing.

                      See Notes to Financial Statements

                       PHOENIX-ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $54,252,341) ...................      $ 45,870,764
Cash ...........................................................................             3,230
Receivables
  Investment securities sold ...................................................           245,432
  Fund shares sold .............................................................            58,259
  Dividends ....................................................................            16,051
Prepaid expenses ...............................................................               486
                                                                                      ------------
    Total assets ...............................................................        46,194,222
                                                                                      ------------
LIABILITIES
Payables
  Fund shares repurchased ......................................................            21,763
  Printing fee .................................................................            41,858
  Investment advisory fee ......................................................            31,098
  Professional fee .............................................................            24,536
  Financial agent fee ..........................................................             6,043
  Trustees' fee ................................................................             3,262
Accrued expenses ...............................................................             2,995
                                                                                      ------------
    Total liabilities ..........................................................           131,555
                                                                                      ------------
NET ASSETS .....................................................................      $ 46,062,667
                                                                                      ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................      $ 74,168,166
  Accumulated net realized loss ................................................       (19,723,922)
  Net unrealized depreciation ..................................................        (8,381,577)
                                                                                      ------------
NET ASSETS .....................................................................      $ 46,062,667
                                                                                      ============
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization ........................................         5,212,657
                                                                                      ============
Net asset value and offering price per share ...................................             $8.84
                                                                                             =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends ....................................................................      $    194,573
  Interest .....................................................................           134,278
  Foreign taxes withheld .......................................................               (88)
                                                                                      ------------
    Total investment income ....................................................           328,763
                                                                                      ------------
EXPENSES
  Investment advisory fee ......................................................           485,605
  Financial agent fee ..........................................................            79,832
  Printing .....................................................................            45,827
  Professional .................................................................            26,809
  Custodian ....................................................................            14,640
  Trustees .....................................................................             8,437
  Miscellaneous ................................................................             8,086
                                                                                      ------------
    Total expenses .............................................................           669,236
    Less expenses borne by investment adviser ..................................          (102,442)
    Custodian fees paid indirectly .............................................              (266)
                                                                                      ------------
    Net expenses ...............................................................           566,528
                                                                                      ------------
NET INVESTMENT LOSS ............................................................          (237,765)
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................       (13,506,682)
  Net change in unrealized appreciation (depreciation) on investments ..........       (12,898,912)
                                                                                      ------------
NET LOSS ON INVESTMENTS ........................................................       (26,405,594)
                                                                                      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      $(26,643,359)
                                                                                      ============

                        See Notes to Financial Statements

                       PHOENIX-ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                           12/31/01          12/31/00
                                                                                         ------------       ------------
FROM OPERATIONS
  Net investment income (loss) ....................................................      $   (237,765)      $   (275,936)
  Net realized gain (loss) ........................................................       (13,506,682)        (5,141,828)
  Net change in unrealized appreciation (depreciation) ............................       (12,898,912)       (10,800,484)
                                                                                         ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................       (26,643,359)       (16,218,248)
                                                                                         ------------       ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,358,894 and 2,731,022 shares, respectively) ....        13,961,373         45,240,716
  Cost of shares repurchased (1,548,946 and 1,256,726 shares, respectively) .......       (15,047,193)       (20,750,923)
                                                                                         ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .......................        (1,085,820)        24,489,793
                                                                                         ------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS ...........................................       (27,729,179)         8,271,545
NET ASSETS
Beginning of period ...............................................................        73,791,846         65,520,301
                                                                                         ------------       ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0 AND $0,
    RESPECTIVELY) .................................................................      $ 46,062,667       $ 73,791,846
                                                                                         ============       ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEAR ENDED                              FROM
                                                                         DECEMBER 31,                           INCEPTION
                                                      -----------------------------------------------           3/2/98 TO
                                                       2001                 2000                1999            12/31/98
                                                      ------               ------              ------           --------
Net asset value, beginning of period ....             $13.66               $16.68              $12.62            $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........              (0.04)(4)            (0.06)(4)              --              0.01(4)
  Net realized and unrealized gain (loss)              (4.78)               (2.96)               4.06              2.62
                                                      ------               ------              ------            ------
    TOTAL FROM INVESTMENT OPERATIONS ....              (4.82)               (3.02)               4.06              2.63
                                                      ------               ------              ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..                 --                   --                  --             (0.01)
                                                      ------               ------              ------            ------
    TOTAL DISTRIBUTIONS .................                 --                   --                  --             (0.01)
                                                      ------               ------              ------            ------
CHANGE IN NET ASSET VALUE ...............              (4.82)               (3.02)               4.06              2.62
                                                      ------               ------              ------            ------
NET ASSET VALUE, END OF PERIOD ..........             $ 8.84               $13.66              $16.68            $12.62
                                                      ======               ======              ======            ======
Total return ............................             (35.30)%             (18.11)%             32.15%            26.26%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...            $46,063              $73,792             $65,520           $13,153
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) .................               1.05%(5)             1.05%               1.05%             1.05%(1)
  Net investment income (loss) ..........              (0.44)%              (0.34)%             (0.12)%            0.07%(1)
Portfolio turnover rate .................                 57%                  86%                 40%               90%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.24%, 1.19%, 1.43% and 2.58% for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

INVESTOR PROFILE
     The Fund is appropriate for investors seeking long-term growth of capital. Investors should note that the Fund may invest in small-company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

INVESTMENT ADVISER'S REPORT
     We entered 2001 with the expectation that U.S. economic growth would slow somewhat, but remained positive that the Federal Reserve could successfully navigate a soft landing. What actually occurred, as we now know, was a full-fledged recession in which corporate profits plummeted. Earnings estimates for most companies were much too high to start the year and were lowered throughout the year. Stock prices followed declining earnings. By the end of 2001, most of the major stock indices were down, including the Russell 2000 Growth Stock Index(1), which is an index of small-capitalization growth companies.

     Phoenix-Engemann Small & Mid-Cap Growth Series unfortunately participated in the market decline. The Fund was down 26.72% for the full year. This compares to the Russell 2000 Growth Stock Index, which declined 9.23%. Given our mild economic outlook at the beginning of the year, we held more economically sensitive stocks then we otherwise would have, which hurt the yearly performance.

     Many of the technology names that helped us over the previous few years gave back much of their gains in 2001. BEA Systems and Applied Micro Circuits were two of the larger technology companies in the portfolio that hurt our performance for this year. Although we are very excited about the long-term prospects of these two companies, the poor economic environment was paramount in the stock price performance.

     In addition, several of our biotech holdings experienced product approval delays as the FDA implemented stricter standards for approval, including Aviron whose lead product Flumist is an intranasal flu vaccine, and Inhale Therapeutics, which is in the final phase of clinical testing for an inhaled form of insulin. We continue to believe that these products will ultimately be approved and reach the market. The uncertainty surrounding the delays, however, had a negative impact on the share prices of these companies.

     Although corporate buyers scaled back their capital spending in 2001, the American consumer remained active. As such, several of our retail holdings performed well, including Whole Food Markets and Cheesecake Factory.

OUTLOOK
     Looking ahead, we believe we will see an economic recovery in the second half of 2002. It is our feeling that there is already a lot of fuel in place to ignite a solid rebound. While 2001 had an almost unprecedented number of problems, it also had an almost unprecedented number of stimuli to enhance the economy. We had 11 interest rate cuts from the Federal Reserve that brought real rates--after inflation--to zero or less. The Fed pumped extra money into the economy even faster than it did in late 1999 during the Y2K financial liquidity scare. We also had tax rebates last year and tax cuts that will take effect this year that could bolster consumer spending. We had a record number of home refinancings, which put as much as $85 billion into the pockets of consumers, according to some estimates. And finally, we enjoyed far lower energy costs.

     The stock market typically anticipates economic events by nine to 12 months. It did so in 2000, anticipating early in the year the downturn that took place in the fourth quarter and especially in 2001. We believe we are seeing the other side of that equation today. We expect that the market has begun to discount a recovery and therefore will continue its upward trend for several months. The road may be quite bumpy near term as investors balance current weakness with a rosier long-term outlook.

     We believe we've seen the worst of the declines and that it won't be long before the market begins to focus on the future again instead of the current recession. The one thing we know for sure about recessions is that they always end.

     Phoenix Engemann Small & Mid-Cap Growth Series is positioned for an economic recovery. Many of the companies in the portfolio currently have cyclically depressed earnings, which would reverse and grow in a recovery. As such, we expect the portfolio to perform well in such an environment.

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Small & Mid-Cap          Russell 2000
                Growth Series        Growth Stock Index(1)      S&P 500 Index(2)
8/15/00          $10,000.00              $10,000.00               $10,000.00
12/29/00           8,482.21                8,299.45                 8,930.35
12/31/01           6,216.06                7,533.56                 7,869.88

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
                                                                      FROM
                                                                    INCEPTION
                                                                   8/15/00 TO
                                                        1 YEAR      12/31/01
------------------------------------------------------------------------------
Small & Mid-Cap Growth Series                          (26.72)%      (29.18)%
------------------------------------------------------------------------------
Russell 2000 Growth Stock Index(1)                      (9.23)%      (18.58)%
------------------------------------------------------------------------------
S&P 500 Index(2)                                       (11.87)%      (15.96)%
------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/15/00
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 2000 Growth Stock Index is unmanaged and measures small-cap growth-oriented stock total-return performance.

2 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The indices are not available for direct investment.

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                        SHARES      VALUE
                                                      ---------  -----------
COMMON STOCKS--91.9%
AEROSPACE/DEFENSE--0.9%
  Alliant Techsystems, Inc. (b) ......................      900  $    69,480
  United Defense Industries, Inc. (b) ................    2,510       52,836
                                                                 -----------
                                                                     122,316
                                                                 -----------
AIR FREIGHT--1.0%
  Expeditors International of Washington, Inc. .......    2,285      130,131
                                                                 -----------
BANKS (REGIONAL)--0.7%
  Investors Financial Services Corp. .................    1,375       91,039
                                                                 -----------
BIOTECHNOLOGY--7.7%
  Aviron (b) .........................................    5,965      296,639
  COR Therapeutics, Inc. (b) .........................    2,120       50,732
  CV Therapeutics, Inc. (b) ..........................      400       20,808
  Enzon, Inc. (b) ....................................        5          281
  IDEC Pharmaceuticals Corp. (b) .....................    6,185      426,332
  InterMune, Inc. (b) ................................      550       27,093
  Myriad Genetics, Inc. (b) ..........................    1,145       60,273
  NPS Pharmaceuticals, Inc. (b) ......................    3,445      131,944
  Vertex Pharmaceuticals, Inc. (b) ...................      885       21,762
                                                                 -----------
                                                                   1,035,864
                                                                 -----------
BUILDING MATERIALS--1.0%
  Dal-Tile International, Inc. (b) ...................    5,940      138,105
                                                                 -----------
COMPUTERS (NETWORKING)--0.4%
  McDATA Corp. Class B (b) ...........................    2,140       53,735
                                                                 -----------
COMPUTERS (PERIPHERALS)--3.9%
  Finisar Corp. (b) ..................................    4,600       46,782
  NY-FIX, Inc. (b) ...................................   22,970      459,859
  Procom Technology, Inc. (b) ........................    5,200       16,640
                                                                 -----------
                                                                     523,281
                                                                 -----------
COMPUTERS (SOFTWARE & SERVICES)--7.6%
  BEA Systems, Inc. (b) ..............................   14,060      216,524
  i2 Technologies, Inc. (b) ..........................   17,100      135,090
  Interwoven, Inc. (b) ...............................   11,690      113,860
  Nassda Corp. (b) ...................................    1,420       31,936
  NetIQ Corp. (b) ....................................    4,910      173,127
  OPNET Technologies, Inc. (b) .......................    6,180       89,054
  Peregrine Systems, Inc. (b) ........................   17,560      260,415
                                                                 -----------
                                                                   1,020,006
                                                                 -----------
ELECTRIC COMPANIES--1.2%
  Aquila, Inc. (b) ...................................    2,700       46,170
  NewPower Holdings, Inc. (b) ........................   15,675       11,599
  UtiliCorp United, Inc. .............................    4,275      107,602
                                                                 -----------
                                                                     165,371

ELECTRICAL EQUIPMENT--0.9%
  Black Box Corp. (b) ................................      700       37,016
  Pemstar, Inc. (b) ..................................    3,355       40,260
  Plexus Corp. (b) ...................................    1,600       42,496
                                                                 -----------
                                                                     119,772
                                                                 -----------
ELECTRONICS (SEMICONDUCTORS)--6.5%
  Applied Micro Circuits Corp. (b) ...................   15,680      177,497
  Elantec Semiconductor, Inc. (b) ....................    2,545       97,728
  Integrated Circuit Systems, Inc. (b) ...............    3,900       88,101
  Micrel, Inc. (b) ...................................    9,455      248,005
  MIPS Technologies, Inc. Class A (b) ................    6,115       52,834
  QuickLogic Corp. (b) ...............................    9,650       48,250

                                                        SHARES      VALUE
                                                      ---------  -----------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
  Silicon Storage Technology, Inc. (b) ...............    7,140  $    68,830
  TriQuint Semiconductor, Inc. (b) ...................    7,100       87,046
                                                                 -----------
                                                                     868,291
                                                                 -----------
ENGINEERING & CONSTRUCTION--0.3%
  SBA Communications Corp. (b) .......................    3,410       44,398
                                                                 -----------
EQUIPMENT (SEMICONDUCTORS)--5.0%
  Axcelis Technologies, Inc. (b) .....................   11,400      146,946
  Cymer, Inc. (b) ....................................    7,080      189,248
  Photronics, Inc. (b) ...............................    2,000       62,700
  Rudolph Technologies, Inc. (b) .....................    7,925      271,986
                                                                 -----------
                                                                     670,880
                                                                 -----------
FINANCIAL (DIVERSIFIED)--2.9%
  Federal Agricultural Mortgage Corp. Class C (b) ....    9,735      394,268
                                                                 -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.3%
  ImmunoGen, Inc. (b) ................................    5,100       84,558
  Inhale Therapeutic Systems, Inc. (b) ...............   12,670      235,028
  Ista Pharmaceuticals, Inc. (b) .....................    2,085       14,011
  Medicines Co. (The) (b) ............................    7,410       85,882
  PRAECIS Pharmaceuticals, Inc. (b) ..................    7,110       41,380
  Tanox, Inc. (b) ....................................    6,200      114,716
                                                                 -----------
                                                                     575,575
                                                                 -----------
HEALTH CARE (GENERIC AND OTHER)--0.1%
  American Pharmaceutical Partners, Inc. (b) .........      750       15,600
                                                                 -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.0%
  AeroGen, Inc. (b) ..................................    4,520       15,820
  Affymetrix, Inc. (b) ...............................    4,130      155,907
  ArthroCare Corp. (b) ...............................    2,115       37,922
  Edwards Lifesciences Corp. (b) .....................    1,400       38,682
  STAAR Surgical Co. (b) .............................    5,850       22,523
                                                                 -----------
                                                                     270,854
                                                                 -----------
HEALTH CARE (SPECIALIZED SERVICES)--3.3%
  Apria Healthcare Group, Inc. (b) ...................    2,250       56,227
  Arena Pharmaceuticals, Inc. (b) ....................    2,655       31,940
  CuraGen Corp. (b) ..................................    2,905       64,985
  Omnicare, Inc. .....................................    9,125      227,030
  Unilab Corp. (b) ...................................    2,450       61,495
                                                                 -----------
                                                                     441,677
                                                                 -----------
INVESTMENT MANAGEMENT--6.8%
  Gabelli Asset Management, Inc. Class A (b) .........    9,375      405,000
  Stewart (W.P.) & Co. Ltd ...........................    6,930      181,566
  Stilwell Financial, Inc. ...........................   12,170      331,267
                                                                 -----------
                                                                     917,833
                                                                 -----------
LEISURE TIME (PRODUCTS)--0.3%
  Meade Instruments Corp. (b) ........................    9,690       34,690
                                                                 -----------
MACHINERY (DIVERSIFIED)--0.2%
  Mykrolis Corp. (b) .................................    2,000       32,000
                                                                 -----------
OIL & GAS (DRILLING & EQUIPMENT)--0.6%
  Grey Wolf, Inc. (b) ................................   29,370       87,229
                                                                 -----------
OIL & GAS (EXPLORATION & PRODUCTION)--3.6%
  ATP Oil & Gas Corp. (b) ............................   14,150       42,167
  Chesapeake Energy Corp. (b) ........................    2,800       18,508
  Energy Exploration Technologies, Inc. (b) ..........    6,225        6,287
  Evergreen Resources, Inc. (b) ......................    3,700      142,857

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

                                                        SHARES      VALUE
                                                      ---------  -----------
OIL & GAS (EXPLORATION & PRODUCTION)--CONTINUED
  Forest Oil Corp. (b) ...............................    3,485  $    98,312
  Houston Exploration Co. (The) (b) ..................    5,090      170,922
                                                                 -----------
                                                                     479,053
                                                                 -----------
RESTAURANTS--5.1%
  AFC Enterprises, Inc. (b) ..........................    2,520       71,543
  Buca, Inc. (b) .....................................    9,300      150,753
  California Pizza Kitchen, Inc. (b) .................    4,630      114,592
  Cheesecake Factory, Inc. (The) (b) .................   10,087      350,725
                                                                 -----------
                                                                     687,613
                                                                 -----------
RETAIL (BUILDING SUPPLIES)--1.0%
  Fastenal Co. .......................................    2,010      133,524
                                                                 -----------
RETAIL (COMPUTERS & ELECTRONICS)--0.6%
  Good Guys, Inc. (b) ................................   21,290       84,734
                                                                 -----------
RETAIL (DISCOUNTERS)--1.1%
  Factory 2-U Stores, Inc. (b) .......................    7,300      146,292
                                                                 -----------
RETAIL (DRUG STORES)--0.7%
  Duane Reade, Inc. (b) ..............................    3,310      100,459
                                                                 -----------
RETAIL (FOOD CHAINS)--4.6%
  Smart & Final, Inc. (b) ............................    9,760      101,894
  Whole Foods Market, Inc. (b) .......................   11,760      512,266
                                                                 -----------
                                                                     614,160
                                                                 -----------
RETAIL (SPECIALTY)--2.8%
  Cost Plus, Inc. (b) ................................   14,200      376,300
                                                                 -----------
RETAIL (SPECIALTY-APPAREL)--3.9%
  AnnTaylor Stores Corp. (b) .........................    4,700      164,500
  Charlotte Russe Holding, Inc. (b) ..................    6,400      119,104
  Children's Place Retail Stores, Inc. (The) (b) .....    9,015      244,757
                                                                 -----------
                                                                     528,361
                                                                 -----------
SERVICES (ADVERTISING/MARKETING)--5.0%
  Advisory Board Co. (The) (b) .......................    1,670       46,259
  Metris Cos., Inc. ..................................   24,160      621,154
                                                                 -----------
                                                                     667,413
                                                                 -----------
SERVICES (COMMERCIAL & CONSUMER)--5.3%
  APAC Customer Services, Inc. (b) ...................    1,600        4,160
  Corporate Executive Board Co. (The) (b) ............    9,510      349,017
  Edison Schools, Inc. (b) ...........................    6,055      118,981
  Exult, Inc. (b) ....................................    5,060       81,213
  NCO Group, Inc. (b) ................................    3,410       78,089
  SITEL Corp. (b) ....................................    1,200        2,880
  Weight Watchers International, Inc. (b) ............    2,490       84,212
                                                                 -----------
                                                                     718,552
                                                                 -----------
SERVICES (FACILITIES & ENVIRONMENTAL)--0.6%
  Tetra Tech, Inc. (b) ...............................    4,263       84,866
                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $13,639,968) ...............................   12,374,242
                                                                 -----------

                                                        SHARES      VALUE
                                                      ---------  -----------
FOREIGN COMMON STOCKS--4.0%
COMMUNICATIONS EQUIPMENT--0.6%
  Research In Motion Ltd. (Canada) (b) ...............    3,110  $    73,769
                                                                 -----------
COMPUTERS (SOFTWARE & SERVICES)--2.0%
  Precise Software Solutions Ltd. (Israel) (b) .......    9,995      206,497
  Verisity Ltd. (Israel) (b) .........................    3,600       68,220
                                                                 -----------
                                                                     274,717
                                                                 -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.4%
  Taro Pharmaceutical Industries Ltd. (Israel) (b) ...    1,200       47,940
                                                                 -----------
INSURANCE (LIFE/HEALTH)--0.6%
  London Pacific Group Ltd. ADR (United Kingdom) .....   21,950       86,922
                                                                 -----------
OIL & GAS (DRILLING & EQUIPMENT)--0.4%
  Precision Drilling Corp. (Canada) (b) ..............    2,315       59,773
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $680,980) ..................................      543,121
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--95.9%
  (Identified cost $14,320,948) ...............................   12,917,363
                                                                 -----------

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                        (UNAUDITED)      (000)
                                        -----------      -----
SHORT-TERM OBLIGATIONS--5.6%
COMMERCIAL PAPER--3.5%
  Govco, Inc. 1.75%, 1/2/02 ........        A-1+           $475      474,977
FEDERAL AGENCY SECURITIES--2.1%
  Fannnie Mae 1.90%, 1/10/02 .......         AAA            280      279,867
                                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $754,844) ..................................      754,844
                                                                 -----------
TOTAL INVESTMENTS--101.5%
  (Identified cost $15,075,792) ...............................   13,672,207(a)
  Other assets and liabilities, net--(1.5)% ...................     (207,674)

NET ASSETS--100.0% ............................................  $13,464,533
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,604,509 and gross depreciation of $3,114,665 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $15,182,363.

(b) Non-income producing.

                       See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


ASSETS
Investment securities at value (Identified cost $15,075,792) ...................    $13,672,207
Cash ...........................................................................          1,359
Receivables
  Fund shares sold .............................................................         32,323
  Investments securities sold ..................................................         23,348
  Receivable from adviser ......................................................            802
  Dividends ....................................................................             31
Prepaid expenses ...............................................................            100
                                                                                    -----------
    Total assets ...............................................................     13,730,170
                                                                                    -----------
LIABILITIES
Payables
  Fund shares repurchased ......................................................        182,205
  Investment securities purchased ..............................................         35,036
  Professional fee .............................................................         25,059
  Financial agent fee ..........................................................          3,782
  Trustees' fee ................................................................          3,262
Accrued expenses ...............................................................         16,293
                                                                                    -----------
    Total liabilities ..........................................................        265,637
                                                                                    -----------
NET ASSETS .....................................................................    $13,464,533
                                                                                    ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................    $17,438,611
  Accumulated net realized loss ................................................     (2,570,493)
  Net unrealized depreciation ..................................................     (1,403,585)
                                                                                    -----------
NET ASSETS .....................................................................    $13,464,533
                                                                                    ===========
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization .....................................................      2,167,002
                                                                                    ===========
Net asset value and offering price per share ...................................          $6.21
                                                                                          =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME

  Interest .....................................................................    $    46,510
  Dividends ....................................................................         15,133
                                                                                    -----------
    Total investment income ....................................................         61,643
                                                                                    -----------
EXPENSES
  Investment advisory fee ......................................................         93,039
  Financial agent fee ..........................................................         44,647
  Professional .................................................................         24,887
  Custodian ....................................................................         24,767
  Printing .....................................................................         17,472
  Trustees .....................................................................          8,438
  Miscellaneous ................................................................          7,007
                                                                                    -----------
    Total expenses .............................................................        220,257
    Less expenses borne by investment adviser ..................................       (101,103)
    Custodian fees paid indirectly .............................................           (284)
                                                                                    -----------
    Net expenses ...............................................................        118,870
                                                                                    -----------
NET INVESTMENT LOSS ............................................................        (57,227)
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized loss on securities ..............................................     (2,105,477)
  Net change in unrealized appreciation (depreciation)
    on investments .............................................................       (577,313)
                                                                                    -----------
NET LOSS ON INVESTMENTS ........................................................     (2,682,790)
                                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $(2,740,017)
                                                                                    ===========

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                       FROM INCEPTION
                                                                                    YEAR ENDED           8/15/00 TO
                                                                                      12/31/01            12/31/00
                                                                                    -----------        --------------
FROM OPERATIONS
  Net investment income (loss) .................................................    $   (57,227)         $     4,891
  Net realized gain (loss) .....................................................     (2,105,477)            (465,016)
  Net change in unrealized appreciation (depreciation) .........................       (577,313)            (826,272)
                                                                                    -----------          -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................     (2,740,017)          (1,286,397)
                                                                                    -----------          -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................         (5,041)                  --
                                                                                    -----------          -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................         (5,041)                  --
                                                                                    -----------          -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,084,130 and
    898,971 shares, respectively) ..............................................     13,577,158            8,920,684
  Net asset value of shares issued from reinvestment of
    distributions (708 and 0 shares, respectively) .............................          5,041                   --
  Cost of shares repurchased (774,877 and 41,930 shares, respectively) .........     (4,642,204)            (364,691)
                                                                                    -----------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................      8,939,995            8,555,993
                                                                                    -----------          -----------
  INCREASE (DECREASE) IN NET ASSETS ............................................      6,194,937            7,269,596
NET ASSETS
  Beginning of period ..........................................................      7,269,596                   --
                                                                                    -----------          -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $4,891, RESPECTIVELY) ..............................    $13,464,533          $ 7,269,596
                                                                                    ===========          ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                                        FROM INCEPTION
                                                                                     YEAR ENDED            8/15/00 TO
                                                                                      12/31/01              12/31/00
                                                                                    -----------         --------------
Net asset value, beginning of period ...........................................         $ 8.48               $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................................................          (0.04)(6)             0.01
  Net realized and unrealized gain (loss) ......................................          (2.23)               (1.53)
                                                                                         ------               ------
    TOTAL FROM INVESTMENT OPERATIONS ...........................................          (2.27)               (1.52)
                                                                                         ------               ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........................................             --(4)                --
                                                                                         ------               ------
    TOTAL DISTRIBUTIONS ........................................................             --                   --
                                                                                         ------               ------
CHANGE IN NET ASSET VALUE ......................................................          (2.27)               (1.52)
                                                                                         ------               ------
NET ASSET VALUE, END OF PERIOD .................................................         $ 6.21               $ 8.48
                                                                                         ======               ======
Total return ...................................................................         (26.72)%             (15.18)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..........................................        $13,465               $7,270
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) .......................................................           1.15%(5)             1.15%(1)
  Net investment income (loss) .................................................          (0.55)%               0.21%(1)
Portfolio turnover rate ........................................................             31%                  21%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.13% and 3.93% for the periods ended December 31, 2001 and 2000, respectively.
(4) Amount is less than $0.01.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) Computed using average shares outstanding.

                       See Notes to Financial Statements

                  PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

INVESTOR PROFILE
     The  Fund  is  appropriate  for  investors  seeking   investments  in  debt
obligations  of  the  U.S.  government,   its  agencies  and  instrumentalities,
including mortgage-backed securities.

INVESTMENT ADVISER'S REPORT
     The government market benefited from an economic recession and continued weakness in the equity market, and the front end of the yield curve outperformed during 2001. The Federal Reserve (the "Fed") lowered rates aggressively throughout the year and the Fed Funds target rate ended the year at a 40-year low of 1.75% versus 6.5% at the end of 2000. As a result, shorter-term yields fell more than longer-term yields and the 2- to 30-year Treasury yield spread widened significantly to 276 basis points by the end of October versus 36 basis points at the end of 2000. The 2- to 30-year spread narrowed to 220 basis points due to the Treasury department announcing the elimination of the 30-year bond auction at the end of October, but ended the year at 244 basis points. Yields of 2-year and 30-year Treasury securities fell to 2.30% and 4.79%, respectively, in early November versus 5.09% and 5.46% at the end of 2000, but ended the year at 3.02% and 5.47% as economic data stabilized and pointed toward a recovery in 2002. Year end yield levels at the longer end of the curve were relatively unchanged from year end 2000.

     Over half of the fund was invested in agency securities, which benefited the fund as they outperformed Treasury securities during the reporting period. New risk management initiatives proposed by the government agencies in October 2000 helped reduce some of the political uncertainty generated earlier that year. The fund's average duration ended the year at 7.7 years and the fund's total return for the year ending December 31, 2001 was 5.01% versus 4.21% for the Merrill Lynch 10+ Year Treasury Index(1) and 7.23% for the Lehman Government Index(3).

OUTLOOK
     The coupon curve is expected to flatten in 2002 both on a fundamental and technical basis. Fundamentally, the Fed easing cycle will be ending and inflation should remain subdued. Technically, Treasury issuance at the front end of the yield curve has increased substantially with the Treasury's elimination of the 30-year bond auction and a declining federal budget surplus. While economic growth probably bottomed in the fourth quarter of 2001, it is expected to remain weak through mid-2002.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                Merrill Lynch 10+         Lehman Brothers
              U.S. Government Bond Series       Treasury Index(1)      Aggregate Bond Index(2)
12/15/99             $10,000.00                    $10,000.00                 $10,000.00
12/31/99               9,852.98                     10,000.00                   9,952.50
12/29/00              11,700.20                     12,019.30                  11,109.60
12/31/01              12,286.80                     12,525.30                  12,047.60

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
                                                                 FROM
                                                               INCEPTION
                                                              12/15/99 TO
                                                     1 YEAR     12/31/01
------------------------------------------------------------------------
U.S. Government Bond Series                          5.01%      10.59%
------------------------------------------------------------------------
Merrill Lynch 10+ Treasury Index(1)                  4.21%      11.90%
------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)              8.44%       9.53%
------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

1 The Merrill Lynch 10+ Year Treasury Index is an unmanaged  index that includes
  U.S. Treasury securities with maturities of greater than 10 years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance and is provided for general comparative purposes.

3 The Lehman Government Index is unmanaged and composed of U.S. Treasury and government agency bonds and is provided for general comparative purposes.

The indices are not available for direct investment.

                  PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                             STANDARD
                                             & POOR'S    PAR
                                               RATING   VALUE
                                            (UNAUDITED)  (000)      VALUE
                                            ----------  ------   -----------
U.S. GOVERNMENT SECURITIES--22.6%
U.S. TREASURY BONDS--22.6%
  U.S. Treasury Bonds 11.25%, 2/15/15 ........   AAA    $  450   $   688,799
  U.S. Treasury Bonds 9.25%, 2/15/16 .........   AAA       400       540,875
  U.S. Treasury Bonds 7.25%, 5/15/16 .........   AAA       500       578,067
  U.S. Treasury Bonds 8.75%, 5/15/17 .........   AAA       400       525,422
  U.S. Treasury Bonds 9.125%, 5/15/18 ........   AAA       400       545,234
  U.S. Treasury Bonds 8.875%, 2/15/19 ........   AAA       400       536,625
                                                                 -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $3,179,539) ...............................     3,415,022
                                                                 -----------
AGENCY MORTGAGE-BACKED SECURITIES--30.6%
  Freddie Mac 6.75%, 9/15/29 .................   AAA     2,550     2,708,284
  GNMA 7%, 7/15/31 ...........................   AAA       934       955,328
  GNMA 6.50%, 7/20/31 ........................   AAA       961       961,196
                                                                 -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $4,535,136) ...............................     4,624,808
                                                                 -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--38.2%
  Fannie Mae 6.625%, 11/15/30 ................   AAA     1,200     1,255,439
  Federal Farm Credit Bank 5%, 2/3/03 ........   AAA     1,300     1,336,457
  Federal Home Loan Bank 7.125%, 2/15/30 .....   AAA     1,100     1,223,456
  GNMA 6.50%, 8/20/31 ........................   AAA       975       975,092
  Tennesse Valley Authority Series
    Series A
    5.625%, 1/18/11 ..........................   AAA     1,000       985,034
                                                                 -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $5,697,212) ...............................     5,775,478
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--91.4%
  (Identified cost $13,411,887) ..............................    13,815,308
                                                                 -----------
                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                       -------   -----------
SHORT-TERM OBLIGATIONS--7.5%
REPURCHASE AGREEMENTS--7.5%
  Goldman, Sachs and Co. repurchase agreement
    1.68% dated 12/31/01, due 1/2/02, repurchase
    price $1,137,106, collateralized by U.S. Treasury
    Bonds 0% to 14.25%, 1/3/02 to 4/15/32, market
    value $1,160,081 1.68%, 1/2/02 ..................  $ 1,137   $ 1,137,000
                                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,137,000) ...............................     1,137,000
                                                                 -----------
TOTAL INVESTMENTS--98.9%
  (Identified cost $14,548,887) ..............................    14,952,308(a)
  Other assets and liabilities, net--1.1% ....................       160,633
                                                                 -----------
NET ASSETS--100.0% ...........................................   $15,112,941
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $420,225 and gross depreciation of $35,915 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $14,567,998.

                      See Notes to Financial Statements

                  PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $14,548,887) ...................    $14,952,308
Cash ...........................................................................            373
Receivables
  Interest .....................................................................        220,311
  Fund shares sold .............................................................          5,023
  Receivable from adviser ......................................................          1,449
Prepaid expenses ...............................................................            123
                                                                                    -----------
    Total assets ...............................................................     15,179,587
                                                                                    -----------
LIABILITIES
Payables
  Fund shares repurchased ......................................................         13,190
  Professional fee .............................................................         27,499
  Printing fee .................................................................         14,166
  Financial agent fee ..........................................................          4,063
  Trustees' fee ................................................................          3,262
Accrued expenses ...............................................................          4,466
                                                                                    -----------
    Total liabilities ..........................................................         66,646
                                                                                    -----------
NET ASSETS .....................................................................    $15,112,941
                                                                                    ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................    $14,689,804
  Undistributed net investment income ..........................................         23,754
  Accumulated net realized loss ................................................         (4,038)
  Net unrealized appreciation ..................................................        403,421
                                                                                    -----------
NET ASSETS .....................................................................    $15,112,941
                                                                                    ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ......................................................      1,402,739
                                                                                    ===========
Net asset value and offering price per share ...................................         $10.77
                                                                                         ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Interest .....................................................................      $ 859,926
                                                                                      ---------
    Total investment income ....................................................        859,926
                                                                                      ---------
EXPENSES
  Investment advisory fee ......................................................         88,956
  Financial agent fee ..........................................................         48,102
  Professional .................................................................         28,522
  Printing .....................................................................         18,253
  Custodian ....................................................................         13,984
  Trustees .....................................................................          8,437
  Miscellaneous ................................................................          9,597
                                                                                      ---------
    Total expenses .............................................................        215,851
    Less expenses borne by investment adviser ..................................        (91,190)
    Custodian fees paid indirectly .............................................         (3,253)
                                                                                      ---------
    Net expenses ...............................................................        121,408
                                                                                      ---------
NET INVESTMENT INCOME ..........................................................        738,518
                                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ..............................................        419,454
  Net change in unrealized appreciation (depreciation) on investments ..........       (445,334)
                                                                                      ---------
NET LOSS ON INVESTMENTS ........................................................        (25,880)
                                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      $ 712,638
                                                                                      =========

                        See Notes to Financial Statements

                  PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/01        12/31/00
                                                                                                -----------      -----------
FROM OPERATIONS
  Net investment income (loss) .............................................................    $   738,518      $   450,381
  Net realized gain (loss) .................................................................        419,454               74
  Net change in unrealized appreciation (depreciation) .....................................       (445,334)         906,225
                                                                                                -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................        712,638        1,356,680
                                                                                                -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................................................................       (722,631)        (444,468)
  Net realized short-term gains ............................................................        (96,049)             (74)
  Net realized long-term gains .............................................................       (314,062)              --
                                                                                                -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................................     (1,132,742)        (444,542)
                                                                                                -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (549,808 and 586,368 shares, respectively) .................      6,131,265        6,225,252
  Net asset value of shares issued from reinvestment of distributions
    (104,173 and 41,626 shares, respectively) ..............................................      1,132,742          444,542
  Cost of shares repurchased (290,301 and 105,595 shares, respectively) ....................     (3,243,311)      (1,145,819)
                                                                                                -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................................      4,020,696        5,523,975
                                                                                                -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................................      3,600,592        6,436,113
NET ASSETS
  Beginning of period ......................................................................     11,512,349        5,076,236
                                                                                                -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $23,754 AND $5,866,
    RESPECTIVELY) ..........................................................................    $15,112,941      $11,512,349
                                                                                                ===========      ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                         YEAR ENDED
                                                         DECEMBER 31,              FROM INCEPTION
                                                    -------------------------       12/15/99 TO
                                                    2001(6)             2000         12/31/99
                                                    ------             ------      --------------
Net asset value, beginning of period ....           $11.08              $9.83         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........             0.56(5)            0.56           0.03
  Net realized and unrealized gain (loss)            (0.02)              1.24          (0.17)
                                                    ------             ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ....             0.54               1.80          (0.14)
                                                    ------             ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..            (0.54)             (0.55)         (0.03)
  Dividends from net realized gains .....            (0.31)                --(7)          --
                                                    ------             ------         ------
    TOTAL DISTRIBUTIONS .................            (0.85)             (0.55)         (0.03)
                                                    ------             ------         ------
CHANGE IN NET ASSET VALUE ...............            (0.31)              1.25          (0.17)
                                                    ------             ------         ------
NET ASSET VALUE, END OF PERIOD ..........           $10.77             $11.08         $ 9.83
                                                    ======             ======         ======
Total return ............................             5.01%             18.75%  (1.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...          $15,113            $11,512         $5,076
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ................             0.84%(4)           0.75%          0.75%(1)
  Net investment income .................             4.98%              5.97%          6.61%(1)
Portfolio turnover rate .................            59%                 1%             0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.46%, 2.52% and 8.21% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(4) For the year ended December 31, 2001 the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would have been 0.82%.
(5) Computed using average shares outstanding.
(6) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 5.24% to 4.98%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(7) Amount is less than $0.01.

                       See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

INVESTOR PROFILE
     Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $10.00 or that the fund will realize a particular yield. In addition, not all U.S. government securities are backed by the full faith and credit of the United States. It is possible to lose money by investing in the fund.

INVESTMENT ADVISER'S REPORT
     Money Market Series earned 3.82% for the 12 months ended December 31, 2001. The Salomon Brothers 90-Day Treasury Bill Index(2) returned 4.15% for the same period. All performance figures assume reinvestment of distributions.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   Money Market Series(1)       IBC Report First Tier*
1/31/01                    5.84%                         5.62%
2/28/01                    5.49                          5.13
3/31/01                    5.04                          4.76
4/30/01                    4.73                          4.38
5/31/01                    4.26                          3.91
6/30/01                    3.94                          3.54
7/31/01                    3.42                          3.26
8/31/01                    3.26                          3.05
9/30/01                    3.02                          2.77
10/31/01                   2.44                          2.25
11/30/01                   2.03                          1.82
12/31/01                   1.81                          1.54

(1) The above graph covers the period from January 1, 2001 to December 31, 2001. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today.
(2) The Salomon Brothers 90-Day Treasury Bill Index is an unmanaged measure of money market total return performance. The index is not available for direct investment.
* Average monthly yield of First Tier Money Market Funds as reported by IBC's Money Market Insight.

                       PHOENIX-GOODWIN MONEY MARKET SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


FACE
VALUE                                                                    INTEREST     MATURITY
(000)    DESCRIPTION                                                       RATE         DATE              VALUE
------   -----------                                                     --------      --------        ------------
FEDERAL AGENCY SECURITIES--13.5%
$2,500   Fannie Mae .................................................      6.63%(c)    1/15/02         $ 2,502,404
 3,500   FHLB .......................................................      2.35(c)     1/24/02(d)        3,500,000
 2,500   SLMA .......................................................      2.65(c)     1/25/02(d)        2,500,000
 2,500   SLMA .......................................................      3.76(c)     1/25/02(d)        2,500,000
 3,500   Freddie Mac ................................................      1.72        1/29/02           3,495,318
 5,000   FFCB .......................................................      6.63(c)     2/1/02            5,018,483
 2,500   FHLB .......................................................      2.57(c)     2/1/02(d)         2,500,000
 2,500   FHLB .......................................................      5.13(c)     2/26/02           2,505,388
 2,125   FHLB .......................................................      3.70(c)     2/28/02           2,125,000
 2,500   FHLB .......................................................      2.50(c)     5/1/02(d)         2,500,000
 3,000   FHLB .......................................................      4.13(c)     5/3/02            2,999,212
   610   Fannie Mae .................................................      6.78(c)     5/30/02             618,318
 2,500   FHLB .......................................................      6.88(c)     7/18/02           2,542,902
                                                                                                      ------------
TOTAL FEDERAL AGENCY SECURITIES .............................................................           35,307,025
                                                                                                      ------------

                                                                                       RESET
                                                                                        DATE
                                                                                      -------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--4.9%
 4,000   Fannie Mae (Final Maturity 5/13/02) ........................      1.54        1/1/02            3,999,326
   121   SBA (Final Maturity 1/25/21) ...............................      2.50        1/1/02              121,297
   823   SBA (Final Maturity 10/25/22) ..............................      3.50        1/1/02              822,930
 2,261   SBA (Final Maturity 11/25/21) ..............................      3.63        1/1/02            2,259,435
 1,859   SBA (Final Maturity 2/25/23) ...............................      3.50        1/1/02            1,858,799
   637   SBA (Final Maturity 2/25/23) ...............................      3.50        1/1/02              637,134
 1,286   SBA (Final Maturity 3/25/24) ...............................      2.38        1/1/02            1,286,326
   171   SBA (Final Maturity 5/25/21) ...............................      3.50        1/1/02              171,351
 1,538   SBA (Final Maturity 9/25/23) ...............................      3.38        1/1/02            1,538,351
                                                                                                      ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE ...................................................           12,694,949
                                                                                                      ------------
                                                                STANDARD
                                                                 & POOR'S
                                                                 RATING               MATURITY
                                                               (UNAUDITED)               DATE
                                                               ----------             ---------
VARIABLE MONEY MARKET CERTIFICATES(b)--3.8%
 2,500     Bank of America Corp. ............................      A+      2.00        3/19/02           2,499,349
 5,000     Canadian Imperial Bank of Commerce (e) ...........      AA-     1.79        5/20/02           4,999,811
 2,500     Citicorp .........................................      AA-     2.11        8/13/02           2,499,889
                                                                                                      ------------
TOTAL VARIABLE MONEY MARKET CERTIFICATES .....................................................           9,999,049
                                                                                                      ------------
COMMERCIAL PAPER--60.3%
 2,010     Asset Securitization Corp. .......................      A-1+    1.75         1/2/02           2,009,902
 2,500     Bavaria Universal Funding Corp. ..................      A-1     1.93         1/2/02           2,499,866
 5,000     Goldman Sachs Group L.P. .........................      A-1+    1.75         1/2/02           4,999,757
 5,000     Govco, Inc. ......................................      A-1+    1.75         1/2/02           4,999,757
 1,501     Receivables Capital Corp. ........................      A-1+    1.98         1/2/02           1,500,917
 1,585     Verizon Network Funding Corp. ....................      A-1+    2.00         1/2/02           1,584,912
 2,500     Enterprise Funding ...............................      A-1+    1.85         1/3/02           2,499,743
 5,000     Goldman Sachs Group L.P. .........................      A-1+    2.05         1/4/02           4,999,146
 2,500     Govco, Inc. ......................................      A-1+    2.35         1/7/02           2,499,021
 5,000     Lexington Parker Capital Co. LLC .................      A-1     2.00         1/7/02           4,998,333
 6,415     Special Purpose Accounts Receivables .............      A-1     1.77         1/7/02           6,413,108
 3,000     Household Finance Corp. ..........................      A-1     2.20         1/8/02           2,998,717
10,000     Pitney Bowes Credit Corp. ........................      A-1+    2.00         1/8/02           9,996,111
   500     Asset Securitization Corp. .......................      A-1+    1.95         1/9/02             499,783
 2,500     Marsh & McLennan Co., Inc. .......................      A-1+    2.13         1/9/02           2,498,817
 3,500     Marsh & McLennan Co., Inc. .......................      A-1+    2.15         1/9/02           3,498,328
 2,540     Preferred Receivables Funding Corp. ..............      A-1     1.81         1/9/02           2,538,978
 3,000     Preferred Receivables Funding Corp. ..............      A-1     2.03         1/9/02           2,998,647
 2,500     Govco, Inc. ......................................      A-1+    2.00        1/10/02           2,498,750
   970     Household Finance Corp. ..........................      A-1     1.90        1/10/02             969,539
 1,040     Heinz (H.J.) Co. .................................      A-1     2.24        1/11/02           1,039,353
 5,000     Asset Securitization Corp. .......................      A-1+    1.90        1/14/02           4,996,569
 2,500     Receivables Capital Corp. ........................      A-1+    1.90        1/14/02           2,498,285
 2,820     Park Avenue Receivables ..........................      A-1     2.05        1/15/02           2,817,752
 3,000     Receivables Capital Corp. ........................      A-1+    2.35        1/15/02           2,997,258

                        See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

                                                               STANDARD
 FACE                                                          & POOR'S
 VALUE                                                          RATING    INTEREST     MATURITY
 (000)                                                        (UNAUDITED)   RATE         DATE              VALUE
------                                                        ----------- --------    ---------        ------------
COMMERCIAL PAPER--CONTINUED
$3,500     Verizon Network Funding Corp. ....................      A-1+     1.77%       1/16/02        $  3,497,419
 1,098     Receivables Capital Corp. ........................      A-1+     2.00        1/17/02           1,097,024
 2,500     Special Purpose Accounts Receivables .............      A-1      1.95        1/17/02           2,497,833
 2,500     Heinz (H.J.) Co. .................................      A-1      2.15        1/18/02           2,497,462
 2,500     Heinz (H.J.) Co. .................................      A-1      2.02        1/22/02           2,497,054
 2,500     Lexington Parker Capital Co. LLC .................      A-1      2.35        1/22/02           2,496,573
 1,630     Lexington Parker Capital Co. LLC .................      A-1      2.37        1/22/02           1,627,747
 3,855     Gannett Co. ......................................      A-1      1.84        1/23/02           3,850,665
   650     Lexington Parker Capital Co. LLC .................      A-1      1.95        1/23/02             649,225
 2,259     Park Avenue Receivables ..........................      A-1      1.97        1/23/02           2,256,280
 3,500     Receivables Capital Corp. ........................      A-1+     1.95        1/24/02           3,495,640
 2,500     Gannett Co. ......................................      A-1      1.75        1/25/02           2,497,083
 2,500     Park Avenue Receivables ..........................      A-1      1.97        1/25/02           2,496,717
   960     Receivables Capital Corp. ........................      A-1+     2.05        1/25/02             958,688
 3,695     Heinz (H.J.) Co. .................................      A-1      2.00        1/28/02           3,689,457
 3,115     Heinz (H.J.) Co. .................................      A-1      2.15        1/28/02           3,109,977
 3,400     Kimberly-Clark Corp. .............................      A-1+     1.85        1/28/02           3,395,283
   770     Wisconsin Electric Power Co. .....................      A-1      1.85        1/28/02             768,932
 2,470     Procter & Gamble Co. .............................      A-1+     1.88        1/30/02           2,466,259
 1,459     Enterprise Funding ...............................      A-1+     1.85         2/5/02           1,456,376
 2,500     Govco, Inc. ......................................      A-1+     1.92         2/5/02           2,495,333
 2,750     Private Export Funding Corp. .....................      A-1+     2.77         2/6/02           2,742,383
 2,500     Marsh USA, Inc. ..................................      A-1+     1.90         2/8/02           2,494,986
 3,500     Household Finance Corp. ..........................      A-1      1.83        2/13/02           3,492,350
 2,500     Lexington Parker Capital Co. LLC .................      A-1      2.02        2/13/02           2,493,968
 3,500     Schering Corp. ...................................      A-1+     2.02        2/14/02           3,491,359
 1,180     Verizon Network Funding Corp. ....................      A-1+     1.83        2/26/02           1,176,641
 2,500     Bavaria Universal Funding Corp. ..................      A-1      1.93         3/4/02           2,491,690
 2,500     Private Export Fund Corp. ........................      A-1+     1.87         3/7/02           2,491,559
 1,512     Bavaria Universal Funding Corp. ..................      A-1      1.85        3/18/02           1,506,095
 3,095     Verizon Network Funding Corp. ....................      A-1+     1.89        6/18/02           3,067,702
                                                                                                       ------------
TOTAL COMMERCIAL PAPER .......................................................................          157,097,109
                                                                                                       ------------
MEDIUM TERM NOTES--14.0%
   835     Merrill Lynch & Co., Inc. ........................      AA-      8.00         2/1/02             838,646
 2,500     Beta Finance, Inc. ...............................      AAA      5.26        2/25/02           2,500,000
 1,000     Wal-Mart Stores, Inc. ............................      AA       5.45(b)      6/1/02(d)        1,012,627
 3,500     SBC Communications, Inc. (f) .....................      AA-      4.25         6/5/02(d)        3,527,321
   500     Bank of America Corp. ............................      A        8.13        6/15/02             512,477
 4,250     BellSouth Telecommunications Corp. ...............      A+       6.00(b)     6/15/02           4,321,688
 8,675     McDonald's Corp. .................................      A+       6.00        6/23/02           8,788,174
 1,500     Associates Corp. NA ..............................      AA-      6.50        7/15/02           1,519,523
   650     Du Pont (E.I.) de Nemours & Co. ..................      AA-      6.50         9/1/02             666,138
 1,116     Associates Corp. NA ..............................      AA-      6.50       10/15/02           1,148,447
 3,875     Bank of America Corp. ............................      A        7.50       10/15/02           4,033,453
   375     Du Pont (E.I.) de Nemours & Co. ..................      AA-      6.75       10/15/02             388,479
 2,500     General Electric Capital Corp. ...................      AAA      5.35       11/18/02           2,563,721
 2,500     Minnesota Minining & Manufacturing Co. (f) .......      AA       5.65(b)    12/12/02           2,574,860
 2,152     CitiFinancial ....................................      AA-      5.88        1/15/03           2,226,570
                                                                                                       ------------
TOTAL MEDIUM TERM NOTES .......................................................................          36,622,124
                                                                   .                                   ------------
CERTIFICATES OF DEPOSIT--1.0%
 2,500     Canadian Imperial Bank of Commerce (e) ...........      AA-      4.23(c)     5/22/02           2,499,903
                                                                                                       ------------
TOTAL CERTIFICATES OF DEPOSIT .................................................................           2,499,903
                                                                                                       ------------
TOTAL INVESTMENTS--97.5%
  (Identified cost $254,220,159) ..............................................................        $254,220,159(a)
  Other assets and liabilities, net--2.5%                                                                 6,408,584
                                                                                                       ------------
NET ASSETS--100% ..............................................................................        $260,628,743
                                                                                                       ============

(a) Federal Income Tax Information: At December 31, 2001, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) The interest rate shown is the coupon rate.
(d) Callable. The maturity date shown is the call date.
(e) Yankee CD.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $6,102,181 or 2.3% of net assets.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $254,220,159) ..................    $254,220,159
Receivables
  Fund shares sold .............................................................       5,511,903
  Interest .....................................................................       1,139,539
  Investment securities sold ...................................................         557,354
Prepaid expenses ...............................................................           1,679
                                                                                    ------------
    Total assets ...............................................................     261,430,634
                                                                                    ------------

LIABILITIES

Cash overdraft .................................................................           2,523
Payables
  Fund shares repurchased ......................................................         564,670
  Printing fee .................................................................         121,974
  Investment advisory fee ......................................................          60,504
  Financial agent fee ..........................................................          17,830
  Trustees' fee ................................................................           3,262
Accrued expenses ...............................................................          31,128
                                                                                    ------------
    Total liabilities ..........................................................         801,891
                                                                                    ------------
NET ASSETS .....................................................................    $260,628,743
                                                                                    ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................    $260,628,743
                                                                                    ------------
NET ASSETS .....................................................................    $260,628,743
                                                                                    ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ......................................................      26,062,898
                                                                                    ============
Net asset value and offering price per share ...................................          $10.00
                                                                                          ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Interest .....................................................................      $8,713,765
                                                                                      ----------
    Total investment income ....................................................       8,713,765
                                                                                      ----------
EXPENSES
  Investment advisory fee ......................................................         834,722
  Financial agent fee ..........................................................         203,492
  Printing .....................................................................         126,255
  Custodian ....................................................................          42,971
  Professional .................................................................          26,610
  Trustees .....................................................................           8,437
  Miscellaneous ................................................................          11,519
                                                                                      ----------
    Total expenses .............................................................       1,254,006
    Less expense borne by investment adviser ...................................         (99,118)
    Custodian fees paid indirectly .............................................          (7,095)
                                                                                      ----------
    Net expenses ...............................................................       1,147,793
                                                                                      ----------
NET INVESTMENT INCOME ..........................................................       7,565,972
                                                                                      ----------
NET REALIZED GAIN ON INVESTMENTS
  Net realized gain on securities ..............................................             898
                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      $7,566,870
                                                                                      ==========

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED              YEAR ENDED
                                                                                          12/31/01                12/31/00
                                                                                       --------------           -------------
FROM OPERATIONS
  Net investment income (loss) ..................................................      $    7,565,972           $  10,023,970
  Net realized gain (loss) ......................................................                 898                      --
                                                                                       --------------           -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................           7,566,870              10,023,970
                                                                                       --------------           -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .........................................................          (7,565,972)            (10,023,970)
  Net realized short-term gains .................................................                (898)                     --
                                                                                       --------------           -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................          (7,566,870)            (10,023,970)
                                                                                       --------------           -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (101,934,992 and 68,283,798 shares, respectively)       1,019,349,924             682,837,977
  Net asset value of shares issued from reinvestment of distributions
    (756,687 and 1,002,397 shares, respectively) ................................           7,566,870              10,023,970
  Cost of shares repurchased (94,625,616 and 74,847,784 shares, respectively) ...        (946,256,175)           (748,477,835)
                                                                                       --------------           -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................          80,660,619             (55,615,888)
                                                                                       --------------           -------------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................          80,660,619             (55,615,888)
NET ASSETS
  Beginning of period ...........................................................         179,968,124             235,584,012
                                                                                       --------------           -------------
  END OF PERIOD .................................................................      $  260,628,743           $ 179,968,124
                                                                                       ==============           =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                             YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------------------
                                                      2001                2000             1999             1998             1997
                                                     ------              ------           ------           ------           ------
Net asset value, beginning of period ....            $10.00              $10.00           $10.00           $10.00           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........              0.38                0.59             0.47             0.50             0.50
  Net realized gain .....................                --(3)               --               --               --               --
                                                     ------              ------           ------           ------           ------
    TOTAL FROM INVESTMENT OPERATIONS ....              0.38                0.59             0.47             0.50             0.50
                                                     ------              ------           ------           ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..             (0.38)              (0.59)           (0.47)           (0.50)           (0.50)
  Dividends from net realized gains .....                --(3)               --               --               --               --
                                                     ------              ------           ------           ------           ------
    TOTAL DISTRIBUTIONS .................             (0.38)              (0.59)           (0.47)           (0.50)           (0.50)
                                                     ------              ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD ..........            $10.00              $10.00           $10.00           $10.00           $10.00
                                                     ======              ======           ======           ======           ======
Total return ............................              3.82%               6.03%            4.82%            5.09%            4.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...          $260,629            $179,968         $235,584         $196,811         $126,607
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) ................              0.55%(2)            0.55%            0.55%            0.55%            0.55%
  Net investment income .................              3.63%               5.83%            4.73%            4.99%            5.07%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Amount is less than $0.01.

                      See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

INVESTOR PROFILE
     The investment objective is total return. Phoenix-Goodwin Multi-Sector Fixed Income Series is appropriate for investors with a moderate risk tolerance profile who are seeking to maximize current income consistent with preservation of capital by investing in a broadly diversified bond fund. The portfolio's duration is market neutral, that is, approximately equal to the benchmark index, the Lehman Brothers Aggregate Bond Index.(1)

     Investors should note that the portfolio may hold foreign bonds, and foreign investments pose additional risks, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The portfolio may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

INVESTMENT ADVISER'S REPORT
     While this has been a difficult year for the equity markets, even before the events of September 11th, the bond market has done well. In fact, 2001 was the second straight year that bonds bested stocks, the first such occurrence since 1981-1982. For the 12 months ended December 31, 2001, the Lehman Brothers Aggregate Bond Index returned 8.44%, while the S&P 500 Index(2) lost 11.87%.

     Phoenix-Goodwin Multi-Sector Fixed Income Series was up 6.09% for the year. Positive contributors to performance included agency and non-agency commercial mortgage-backed securities and taxable municipal issues. Our underperformance relative to our peers was due to an underweighting in investment-grade corporates and the portfolio's exposure to telecommunications issues, which remained under pressure.

     Although the year closed on a downbeat note, with most of the economic news released during the fourth quarter negative, a closer look reveals that the proverbial light at the end of the tunnel may just be coming into focus. The University of Michigan's Consumer Sentiment Survey demonstrated steadily improving consumer confidence in the fourth quarter. Low interest rates--spurred by the Fed's aggressive monetary policy, and decelerating inflation driven by falling energy prices, reduced tax rates, and U.S. military victories in Afghanistan all seem to have the consumer looking up. Further, although the manufacturing segment continued to shrink, the rate of contraction slowed substantially as demand for new orders began to improve.

OUTLOOK
     Our fixed-income market outlook for 2002 remains positive; despite grumblings by some of a looming bear market. The pessimists are not entirely without justification, as a 5.6% yield for Treasuries doesn't portend a strong year for high-quality bonds. Moreover, with underlying interest rates at historically low levels, the prognosis for further price gains from declining rates is unlikely.

     That said, however, we believe the outlook for the spread sectors of the fixed-income market is much rosier. We feel that spread sectors continue to offer excellent value with credit spreads at or near historical highs. The Fed has taken decisive action (11 rate cuts in 2001) to stimulate the economy, lowering the overnight borrowing rate to its lowest level in 40 years (1.75%). Additionally, the benign inflation environment makes it unlikely that the Fed will need to raise rates anytime soon, even if economic growth accelerates rapidly. Therefore, both consumers and businesses should continue to benefit from low interest rates for the foreseeable future.

     The effects of the Fed's monetary stimulus should begin to filter into the economy in 2002. We expect this will result in improving corporate profits, which, in turn, should lead to tightening spreads. Corporate issuance in 2002 is expected to be much lower than in 2001, which should also be a plus. We believe valuations in the non-Treasury sectors are currently very attractive, but sector and issue selection remains critically important. The portfolio is well-diversified across sectors and individual securities and heavily weighted in higher quality issues.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Multi-Sector                Lehman Brothers
                 Fixed Income Series         Aggregate Bond Index(1)
12/31/91             $10,000.00                    $10,000.00
12/31/92              11,003.00                     10,740.00
12/31/93              12,752.20                     11,787.30
12/30/94              12,054.20                     11,443.50
12/29/95              14,891.60                     13,558.10
12/31/96              16,740.80                     14,050.30
12/31/97              18,570.50                     15,406.60
12/31/98              17,824.70                     16,744.90
12/31/99              18,797.40                     16,606.80
12/29/00              20,014.00                     18,537.50
12/31/01              21,232.30                     20,102.70

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                          1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------
Multi-Sector Fixed Income Series           6.09%       4.87%         7.82%
--------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(1)    8.44%       7.43%         7.23%
--------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/91. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks,

1 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance.

2 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

The indices are not available for direct investment.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                              MOODY'S     PAR
                                               RATING    VALUE
                                            (UNAUDITED)  (000)      VALUE
                                            ----------- ------   ------------
U.S. GOVERNMENT SECURITIES--0.3%
U.S. TREASURY BONDS--0.2%
  U.S. Treasury Bonds 5.375%, 2/15/31 ........   Aaa    $  310   $    305,641
                                                                 ------------
U.S. TREASURY NOTES--0.1%
  U.S. Treasury Notes 4.625%, 5/15/06 ........   Aaa       250        253,486
                                                                 ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $601,711) .................................        559,127
                                                                 ------------
AGENCY MORTGAGE-BACKED SECURITIES--0.4%
  GNMA 8%, 9/15/06 ...........................   Aaa         3          3,461
  GNMA 8%, 10/15/06 ..........................   Aaa        73         76,692
  GNMA 6.50%, '23- '26 .......................   Aaa       655        662,304
                                                                 ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $728,043) .................................        742,457
                                                                 ------------
AGENCY ASSET BACKED SECURITIES--4.0%
  Fannie Mae 6.625%, 9/15/09 .................   Aaa     6,250      6,676,138
                                                                 ------------
TOTAL AGENCY ASSET BACKED SECURITIES
  (Identified cost $6,229,978) ...............................      6,676,138
                                                                 ------------
MUNICIPAL BONDS--10.6%
CALIFORNIA--1.5%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.50%, 10/1/19 ..   Aaa       750        772,860
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%, 10/1/29 ..   Aaa     1,750      1,723,470
                                                                 ------------
                                                                    2,496,330
                                                                 ------------
CONNECTICUT--2.0%
  Mashantucket Western Pequot Tribe Revenue
    Taxable Series A 6.91%, 9/1/12 ...........   Aaa     1,100      1,167,089
  Mashantucket Western Pequot Tribe Revenue
    Taxable Series A 144A 6.57%, 9/1/13 (b) ..   Aaa     2,140      2,186,952
                                                                 ------------
                                                                    3,354,041
                                                                 ------------
FLORIDA--2.2%
  Tampa Solid Waste System Revenue Taxable
    Series A 6.46%, 10/1/09 ..................   Aaa     2,250      2,311,672
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 (d) .......   Aaa     1,310      1,354,999
                                                                 ------------
                                                                    3,666,671
                                                                 ------------
ILLINOIS--0.9%
  Illinois Educational Facilities Authority -
    Layola University Revenue Taxable
    Series C 7.12%, 7/1/11 ...................   Aaa     1,330      1,420,360
                                                                 ------------
MASSACHUSETTS--1.9%
  Massachusetts Port Authority Taxable
    Series C 6.35%, 7/1/06 ...................   Aa      1,500      1,541,580
  Worcester Pension General Obligation
    Taxable 6.25%, 1/1/28 ....................   Aaa     1,750      1,655,430
                                                                 ------------
                                                                    3,197,010
                                                                 ------------
PENNSYLVANIA--1.2%
  Pittsburgh Pension General Obligation
    Taxable Series B 6.35%, 3/1/13 ...........   Aaa     2,000      2,007,500
                                                                 ------------
TEXAS--0.9%
  Texas State University System Revenue
    6.16%, 3/15/06 ...........................   Aaa     1,495      1,538,938
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $17,211,786) ..............................     17,680,850
                                                                 ------------

                                              MOODY'S    PAR
                                               RATING   VALUE
                                            (UNAUDITED) (000)      VALUE
                                            ----------- -----   ------------
ASSET BACKED SECURITIES--1.5%
  Green Tree Financial Corp. 97-5, M1 6.95%,
    5/15/29 ..................................   Aa     $1,020   $    979,200
  Prudential Holdings LLC Series FSA 144A
    7.245%, 12/18/23 (b) .....................   Aaa     1,500      1,527,900
                                                                 ------------
TOTAL ASSET BACKED SECURITIES
  (Identified cost $2,469,272) ...............................      2,507,100
                                                                 ------------
CORPORATE BONDS--30.4%
AIRLINES--3.8%
  American Airlines, Inc. 01-2, A-2 144A
    7.858%, 10/1/11 (b) ......................   A       2,000      2,004,760
  America West Airlines, Inc. 00-G 8.057%,
    7/2/20 ...................................   Aaa     1,176      1,209,437
  Continental Airlines, Inc. 97-1A 7.461%,
    4/1/15 ...................................   A       1,296      1,166,569
  Northwest Airlines Corp. 00-1 G 8.072%,
    10/1/19 ..................................   Aaa     1,966      2,025,040
                                                                 ------------
                                                                    6,405,806
                                                                 ------------
ALUMINUM--0.3%
  Centuary Aluminum Co. 11.75%, 4/15/08 ......   Ba        500        520,000
                                                                 ------------
BANKS (MAJOR REGIONAL)--1.6%
  BNP U.S. Funding LLC Series A 144A
    7.738%, 12/31/49 (b)(d) ..................   A       2,500      2,634,480
                                                                 ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.7%
  Adelphia Communications Corp. 10.875%,
    10/1/10 ..................................   B         875        892,500
  Charter Communication Holdings 10%,
    5/15/11 ..................................   B       1,500      1,533,750
  Comcast Cable Communications, Inc. .........
    7.125%, 6/15/13 ..........................   Baa     1,000      1,026,933
  Insight Communications Co., Inc. 0%,
    2/15/11 (d) ..............................   B       1,750      1,041,250
                                                                 ------------
                                                                    4,494,433
                                                                 ------------
CHEMICALS--0.5%
  IMC Global, Inc. 6.50%, 8/1/03 .............   Ba        820        803,679
                                                                 ------------
CHEMICALS (SPECIALTY)--0.4%
  Equistar Chemicals 8.50%, 2/15/04 ..........   Ba        680        678,300
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.5%
  American Tower Corp. 9.375%, 2/1/09 ........   B       1,000        810,000
                                                                 ------------
CONSUMER FINANCE--1.0%
  Conseco Finance Corp. Series MTNA 6.50%,
    9/26/02 ..................................   B       1,000        765,000
  Ford Motor Credit Corp. 7.25%, 10/25/11 ....   A         875        851,485
                                                                 ------------
                                                                    1,616,485
                                                                 ------------
DISTRIBUTORS (FOOD & HEALTH)--1.1%
  AmerisourceBergen Corp. 144A 8.125%,
    9/1/08 (b) ...............................   Ba      1,000      1,030,000
  Fleming Cos., Inc. 144A 10.625%,
    7/31/07 (b) ..............................   B         925        888,000
                                                                 ------------
                                                                    1,918,000
                                                                 ------------
ENGINEERING & CONSTRUCTION--0.3%
  Encompass Services Corp. 144A 10.50%,
    5/1/09 (b) ...............................   B         625        425,000
                                                                 ------------
FINANCIAL (DIVERSIFIED)--2.3%
  Erac U.S.A. Finance Co. 144A 7.35%,
    6/15/08 (b) ..............................   Baa     1,000      1,012,640

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                              MOODY'S    PAR
                                               RATING   VALUE
                                            (UNAUDITED) (000)      VALUE
                                            ----------- -----   ------------
FINANCIAL (DIVERSIFIED)--CONTINUED
  General Motors Acceptance Corp. 6.875%,
    9/15/11 ..................................   A      $1,750   $  1,714,228
  Pemex Project Funding Master Trust 9.125%,
    10/13/10 .................................   Baa     1,000      1,060,000
                                                                 ------------
                                                                    3,786,868
                                                                 ------------
FOODS--0.6%
  Land O Lakes, Inc. 144A 8.75%, 11/15/11 (b)    Ba      1,000        970,000
                                                                 ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.1%
  Mohegan Tribal Gaming Authority 8.125%,
    1/1/06 ...................................   Ba        145        149,712
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.7%
  Fresenius Medical Capital Trust IV 7.875%,
    6/15/11 ..................................   Ba      1,250      1,237,500
                                                                 ------------
HEALTH CARE (SPECIALIZED SERVICES)--1.4%
  HEALTHSOUTH Corp.144A 8.375%,
    10/1/11 (b) ..............................   Ba      1,750      1,802,500
  Insight Health Services, Inc. 144A 9.875%,
    11/1/11 (b) ..............................   B         500        520,000
                                                                 ------------
                                                                    2,322,500
                                                                 ------------
IRON & STEEL--1.5%
  AK Steel Corp. 9.125%, 12/15/06 ............   Ba      1,000      1,027,500
  Allegheny Technologies 144A 8.375%,
    12/15/11 (b) .............................   Baa     1,500      1,469,847
                                                                 ------------
                                                                    2,497,347
                                                                 ------------
LEISURE TIME (PRODUCTS)--0.7%
  Bally Total Fitness Holding Corp. Series D
    9.875%, 10/15/07 .........................   B       1,150      1,178,750
                                                                 ------------
MACHINERY (DIVERSIFIED)--0.9%
  Terex Corp. Series B 10.375%, 4/1/11 .......   B       1,500      1,567,500
                                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.6%
  R&B Falcon Corp. Series B 6.75%, 4/15/05 ...   Baa     1,000      1,030,000
                                                                 ------------
OIL & GAS (EXPLORATION & PRODUCTION)--1.5%
  Chesapeake Energy Corp. 144A 8.375%,
    11/1/08 (b) ..............................   B       1,500      1,488,750
  Hanover Equipment Trust 01-A, 144A 8.50%,
    9/1/08 (b) ...............................   Ba      1,000      1,045,000
                                                                 ------------
                                                                    2,533,750
                                                                 ------------
PAPER & FOREST PRODUCTS--0.6%
  Nortek, Inc. Series B 9.875%, 6/15/11 ......   B       1,000        995,000
                                                                 ------------
POWER PRODUCERS (INDEPENDENT)--0.5%
  AES Corp. 9.375%, 9/15/10 ..................   Ba      1,000        905,000
                                                                 ------------
PUBLISHING--0.6%
  Reed Elsevier Capital 6.75%, 8/1/11 ........   A       1,000      1,014,390
                                                                 ------------
PUBLISHING (NEWSPAPERS)--0.4%
  Belo Corp. 8%, 11/1/08 .....................   Baa       600        612,806
                                                                 ------------
RETAIL (SPECIALTY)--1.2%
  Amerigas Partners Eagle Finance Corp. 144A
    8.875%, 5/20/11 (b) ......................   Ba      1,000      1,035,000
  AutoNation, Inc. 144A 9%, 8/1/08 (b) .......   Ba      1,000      1,022,500
                                                                 ------------
                                                                    2,057,500
                                                                 ------------
SERVICES (COMMERCIAL & CONSUMER)--0.5%
  Service Corporation International 7.20%,
    6/1/06 ...................................   B       1,000        905,000
                                                                 ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
  Triton PCS, Inc. 144A 8.75%, 11/15/11 (b) ..   B       1,000      1,005,000
                                                                 ------------

                                              MOODY'S    PAR
                                               RATING   VALUE
                                            (UNAUDITED) (000)      VALUE
                                            ----------- -----   ------------
TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
  NTL Communications Corp. Series B
    11.50%, 10/1/08 ..........................   Caa    $  220   $     78,100
  NTL, Inc. Series B 11.50%, 2/1/06 ..........   Caa       380        134,900
  WorldCom, Inc. 7.50%, 5/15/11 ..............   A       1,500      1,543,013
                                                                 ------------
                                                                    1,756,013
                                                                 ------------
TELEPHONE--0.6%
  Qwest Capital Funding 7.25%, 2/15/11 .......   Baa     1,000        974,472
                                                                 ------------
TEXTILES (APPAREL)--1.1%
  Collins & Aikman Products 11.50%, 4/15/06 ..   B       1,000        980,000
  Collins & Aikman Products 144A 10.75%,
    12/31/11 (b) .............................   B         875        883,750
                                                                 ------------
                                                                    1,863,750
                                                                 ------------
WASTE MANAGEMENT--0.7%
  Allied Waste Industries 7.40%, 9/15/35 .....   Ba      1,500      1,200,000
                                                                 ------------
TOTAL CORPORATE BONDS
  (Identified cost $50,576,768) ..............................     50,869,041
                                                                 ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--17.2%
  CS First Boston Mortgage Securities Corp.
    97-SPCE, C 7.077%, 2/20/07 ...............   AAA(c)  2,000      2,020,000
  CS First Boston Mortgage Securities Corp.
    97-1R, 1M4 7.481%, 2/28/22 (d) ...........   Baa     1,470      1,444,855
  Commercial Mortgage Asset Trust 99-C1, D
    7.35%, 10/17/13 ..........................   Baa       500        494,954
  Commercial Resecuritization Trust 01-ABC2,
    A1 7.17%, 2/21/13 ........................   Aaa     1,750      1,786,641
  First Chicago/Lennar Trust 97-CHL1, D
    8.112%, 5/29/08 (d) ......................   BB(c)   2,000      1,829,376
  LB Commercial Conduit Mortgage Trust
    99-C2, A2 7.325%, 9/15/09 ................   Aaa     2,100      2,231,253
  Mortgage Capital Funding, Inc. 98-MC2, B
    6.549%, 5/18/08 ..........................   Aa      2,500      2,553,125
  Morgan Stanley Capital I 98-W F2, C 6.77%,
    7/15/30 ..................................   A(c)    1,700      1,727,094
  Norwest Asset Securities Corp. 99-5, B3
    6.25%, 3/25/14 ...........................   BBB(c)  1,375      1,376,650
  Norwest Asset Securities Corp. 99-10, B3
    6.25%, 4/25/14 ...........................   BBB(c)    791        748,311
  Norwest Asset Securities Corp. 97-7, B
    1 7%, 5/25/27 ............................   A       1,892      1,875,283
  Paine Webber Mortgage Acceptance Corp. .....
    00-1, M 7.75%, 9/25/30 ...................   AA(c)   1,269      1,321,890
  Residential Funding Mortgage Securities I
    94-S7, M3 6.50%, 3/25/24 6.50%,
    3/25/34 ..................................   Baa     3,670      3,677,373
  Ryland Mortgage Securities Corp. III 92-A,
    1A 8.25%, 3/29/30 (d) ....................   AAA(c)    164        162,940
  Securitized Asset Sales, Inc. 95-6, B3 7%,
    12/25/10 .................................   Aa        932        944,015
  Seneca Funding I Ltd Series Regs 4.846%,
    5/31/29 ..................................   Aa      2,000      1,740,000
  Structured Asset Securities Corp. 00-C2, L
    3.683%, 3/20/03 (d) ......................   BB(c)   1,179      1,167,294
  Summit Mortgage Trust 00-1, B3 6.14%,
    12/28/12 (d) .............................   A(c)    1,653      1,656,751
                                                                 ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $27,702,235) ..............................     28,757,805
                                                                 ------------
FOREIGN GOVERNMENT SECURITIES--17.6%
BRAZIL--4.8%
  Federal Republic of Brazil C Bond 8%,
    4/15/14 ..................................   B       7,388      5,698,350
  Federal Republic of Brazil 11%, 8/17/40 ....   B       3,000      2,317,500
                                                                 ------------
                                                                    8,015,850
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                              MOODY'S    PAR
                                               RATING   VALUE
                                            (UNAUDITED) (000)      VALUE
                                            ----------- -----   ------------
BULGARIA--1.3%
  Republic of Bulgaria IAB PDI 4.563%,
    7/28/11 (d) ..............................   B      $1,733   $  1,524,600
  Republic of Bulgaria IAB RPDI 4.563%,
    7/28/11 (d) ..............................   B         248        217,800
  Republic of Bulgaria FLIRB Series A 4.563%,
    7/28/12 (d) ..............................   B         435        392,587
                                                                 ------------
                                                                    2,134,987
                                                                 ------------
COLOMBIA--2.1%
  Republic of Colombia 11.75%, 2/25/20 .......   Ba      3,425      3,425,000
                                                                 ------------
EL SALVADOR--0.6%
  Republic of El Salvador 144A 8.50%,
    7/25/11 (b) ..............................   Baa     1,000      1,082,500
                                                                 ------------
JAMAICA--0.6%
  Government of Jamaica 144A 11.75%,
    5/15/11 (b) ..............................   Ba      1,000      1,060,000
                                                                 ------------
MEXICO--1.9%
  United Mexican States 8.125%, 12/30/19 .....   Baa     2,500      2,435,000
  United Mexican States, Series MTN 8.30%,
    8/15/31 ..................................   Baa       750        738,750
                                                                 ------------
                                                                    3,173,750
                                                                 ------------
PANAMA--1.4%
  Republic of Panama 8.875%, 9/30/27 .........   Ba-     2,500      2,312,500
                                                                 ------------
PERU--0.9%
  Republic of Peru PDI Series 20YR 4.50%,
    3/7/17 (d) ...............................   Ba      2,000      1,515,000
                                                                 ------------
POLAND--1.8%
  Republic of Poland Series 0206 8.50%,
    2/12/06 ..................................   NR      8,050(f)   1,948,253
  Republic of Poland Bearer PDIP 6%,
    10/27/14 (d) .............................   Baa       990        984,431
                                                                 ------------
                                                                    2,932,684
                                                                 ------------
RUSSIA--1.7%
  Russian Federation RegS 5%, 3/31/30 (d) ....   Ba      5,000      2,906,250
                                                                 ------------
UKRAINE--0.5%
  Government of Ukraine 11%, 3/15/07 .........   Caa       940        904,750
                                                                 ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $27,935,482) ..............                     29,463,271
                                                                 ------------
FOREIGN CORPORATE BONDS--13.0%
CANADA--1.6%
  GT Group Telecom, Inc. 0%, 2/1/10 (d) ......   Caa     3,000        405,000
  Methanex Corp. 7.75%, 8/15/05 ..............   Ba      1,000        945,000
  Microcell Telecommunications, Inc. Series B
    14%, 6/1/06 (d) ..........................   Caa     1,500      1,290,000
                                                                 ------------
                                                                    2,640,000
                                                                 ------------
CAYMAN ISLANDS--1.1%
  Petrobas International Finance 144A
    9.75%, 7/6/11 (b) ........................   Baa     1,875      1,856,250
                                                                 ------------
CHILE--2.2%
  Empresa Nacional de Electricidad SA Series B
    8.50%, 4/1/09 ............................   Baa     2,000      2,049,360
  HQI Transelectric SA 7.875%, 4/15/11 .......   Baa     1,675      1,694,212
                                                                 ------------
                                                                    3,743,572
                                                                 ------------
IRELAND--0.4%
  Clondalkin Industries plc 10.625%, 1/15/10 .   B         750(g)     721,205
                                                                 ------------
ISRAEL--0.6%
  Partner Communications Co. Ltd. Series DTC
    13%, 8/15/10 .............................   B       1,000      1,010,000
                                                                 ------------

                                              MOODY'S    PAR
                                               RATING   VALUE
                                            (UNAUDITED) (000)      VALUE
                                            ----------- -----   ------------
MEXICO--1.5%
  Grupo Industrial Durango 12.625%, 8/1/03 ...   B      $  645   $    648,225
  Grupo Televisa SA 144A 8%, 9/13/11 (b) .....   Baa     1,000        998,750
  Grupo Transportacion Ferroviaria Mexicana
    SA de CV 0%, 6/15/09 (d) .................   B       1,000        882,500

                                                                    2,529,475
                                                                 ------------
NETHERLANDS--2.0%
  Deutsche Telekom International Finance BV
    8.25%, 6/15/30 ...........................   A       1,000      1,109,876
  Koninklijke KPN NV 8%, 10/1/10 .............   Baa       795        805,693
  Netia Holdings BV 13.75%, 6/15/10 ..........   Ca      1,000(g)     160,268
  United Pan-Europe Communications
    6.371%, 11/30/08 (d) .....................   Ca      1,500      1,170,000
                                                                 ------------
                                                                    3,245,837
                                                                 ------------
POLAND--1.0%
  TPSA Finance BV 144A 7.75%, 12/10/08 (b) ...   Baa     1,700      1,718,801
                                                                 ------------
RUSSIA--0.2%
  Metromedia International Group, Inc. .......
    Series B 0%, 9/30/07 (h)(i) ..............   NR        927        234,108
                                                                 ------------
UNITED KINGDOM--1.0%
  Royal & Sun Alliance Insurance Group
    8.95%, 10/15/29 ..........................   A       1,500      1,609,155
                                                                 ------------
VENEZUELA--1.4%
  PDVSA Finance Ltd. 98-1E 7.50%,
    11/15/28 .................................   Baa     3,250      2,380,625
                                                                 ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $25,280,547) ..............................     21,689,028
                                                                 ------------
CONVERTIBLE BONDS--0.5%
OIL & GAS (DRILLING & EQUIPMENT)--0.5%
  Parker Drilling Co. Cv. 5.50%, 8/1/04 ......   B       1,000        893,750
                                                                 ------------
TOTAL CONVERTIBLE BONDS
  (Identified cost $892,953) .................................        893,750
                                                                 ------------
CREDIT LINKED NOTES--1.0%
BROADCASTING (TELEVISION, RADIO & CABLE)--0.4%
  Earls Four Limited Series 499 144A Repackaged
    Telewest Finance (Jersey) Ltd. 12.05%,
    7/7/05 (b)(h) ............................           1,000        720,000
                                                                 ------------
ELECTRICAL EQUIPMENT--0.6%
  STEERS Credit Linked Trust 2001, Series SLR-2
    Repackaged Selectron Corp. 0%, 5/20/20 (h)           1,000        930,000
                                                                 ------------
TOTAL CREDIT LINKED NOTES
  (Identified cost $2,000,000) ...............                      1,650,000
                                                                 ------------

                                                        SHARES
                                                        ------
PREFERRED STOCK--0.4%
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.4%
  Nextel Communications, Inc. Series E PIK
    11.125%..........................................   12,170        669,350
                                                                 ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.0%
  Global Crossing Holdings Ltd. PIK Series E 10.50% .   14,846         29,691
                                                                 ------------
TOTAL PREFERRED STOCK
  (Identified cost $2,528,674) ...............................        699,041
                                                                 ------------
COMMON STOCKS--0.1%
TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
  AT&T Latin America Corp. Class A ..................   64,050         75,579
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $281,820) .................................         75,579
                                                                 ------------

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                       SHARES        VALUE
                                                       ------    ------------
WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
  GT Group Telecom, Inc. 144A Warrants
    (Canada) (b)(e) .................................    3,000   $     15,000
  Local Space & Communications, Inc. Warrants (e) ...    1,000          2,000
                                                                 ------------
                                                                       17,000
                                                                 ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.0%
  Leap Wireless International, Inc. 144A
    Warrants (b) (e) ................................    1,500          3,750
                                                                 ------------
TOTAL WARRANTS
  (Identified cost $7,500) ...................................         20,750
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--97.0%
  (Identified cost $164,446,766) .............................    162,283,937
                                                                 ------------

                                               MOODY'S    PAR
                                               RATING    VALUE
                                             (UNAUDITED) (000)
                                             ----------- -----
SHORT-TERM OBLIGATIONS--1.2%
COMMERCIAL PAPER--1.2%
  Govco, Inc. 1.75%, 1/2/02 ..................  A-1+    $1,950      1,949,905
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,949,905) ...............................      1,949,905
                                                                 ------------
TOTAL INVESTMENTS--98.2%
  (Identified cost $166,396,675) .............................    164,233,842(a)
  Other assets and liabilities, net--1.8% ....................      2,995,348
                                                                 ------------
NET ASSETS--100.0% ...........................................   $167,229,190
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,741,962 and gross depreciation of $8,082,695 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $166,574,575.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $30,407,130 or 18.18% of net assets.
(c) As rated by Standard & Poors or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Non-income producing.
(f) Par value represents Polish Zloty.
(g) Par value represents Euro.
(h) Illiquid. At December 31, 2001, these securities amounted to a value of $1,884,108 or 1.13% of net assets.
(i) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2001, this security which is included in illiquid securities above amounted to $234,108 or 0.14% of net assets.

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $166,396,675) ..................    $164,233,842
Cash ...........................................................................         148,023
Receivables
  Interest and dividends .......................................................       3,084,815
  Fund shares sold .............................................................         153,262
Prepaid expenses ...............................................................           1,422
                                                                                    ------------
    Total assets ...............................................................     167,621,364
                                                                                    ------------
LIABILITIES
Payables
  Fund shares repurchased ......................................................         213,507
  Investment advisory fee ......................................................          63,192
  Printing fee .................................................................          57,966
  Professional fee .............................................................          27,331
  Financial agent fee ..........................................................          14,227
  Trustees' fee ................................................................           3,262
Accrued expenses ...............................................................          12,689
                                                                                    ------------
    Total liabilities ..........................................................         392,174
                                                                                    ------------
NET ASSETS .....................................................................    $167,229,190
                                                                                    ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................    $196,900,134
  Undistributed net investment income ..........................................       1,325,991
  Accumulated net realized loss ................................................     (28,839,074)
  Net unrealized depreciation ..................................................      (2,157,861)
                                                                                    ------------
NET ASSETS .....................................................................    $167,229,190
                                                                                    ============
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization ........................................      19,551,126
                                                                                    ============
Net asset value and offering price per share ...................................           $8.55
                                                                                           =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Interest .....................................................................     $14,374,596
  Dividends ....................................................................         231,085
                                                                                     -----------
    Total investment income ....................................................      14,605,681
                                                                                     -----------
EXPENSES
  Investment advisory fee ......................................................         830,877
  Financial agent fee ..........................................................         171,389
  Printing .....................................................................          70,765
  Custodian ....................................................................          53,331
  Professional .................................................................          29,589
  Trustees .....................................................................           8,437
  Miscellaneous ................................................................          17,716
                                                                                     -----------
    Total expenses .............................................................       1,182,104
    Less expenses borne by investment adviser ..................................         (96,613)
    Custodian fees paid indirectly .............................................          (5,351)
                                                                                     -----------
    Net expenses ...............................................................       1,080,140
                                                                                     -----------
NET INVESTMENT INCOME ..........................................................      13,525,541
                                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................      (5,684,648)
  Net realized gain on swaps ...................................................         744,417
  Net realized loss on options .................................................         (88,750)
  Net realized loss on foreign currency transactions ...........................        (647,308)
  Net change in unrealized appreciation (depreciation) on investments ..........       2,220,960
  Net change in unrealized appreciation (depreciation) on foreign currency
    and foreign currency transactions ..........................................         102,558
  Net change in unrealized appreciation (depreciation) on swap agreements ......        (453,473)
                                                                                     -----------
NET LOSS ON INVESTMENTS ........................................................      (3,806,244)
                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     $ 9,719,297
                                                                                     ===========

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                      YEAR ENDED        YEAR ENDED
                                                                                                       12/31/01          12/31/00
                                                                                                     ------------      ------------
FROM OPERATIONS
  Net investment income (loss) ..................................................................    $ 13,525,541      $ 13,668,791
  Net realized gain (loss) ......................................................................      (5,676,289)       (5,880,094)
  Net change in unrealized appreciation (depreciation) ..........................................       1,870,045         2,305,818
                                                                                                     ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................       9,719,297        10,094,515
                                                                                                     ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .........................................................................     (13,336,322)      (13,098,481)
                                                                                                     ------------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................................     (13,336,322)      (13,098,481)
                                                                                                     ------------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,560,206 and 2,983,752 shares, respectively) ..................      40,237,530        26,381,533
  Net asset value of shares issued from reinvestment of distributions
  (1,546,724 and 1,491,618 shares, respectively) ................................................      13,336,322        13,098,481
  Cost of shares repurchased (4,859,933 and 5,555,049 shares, respectively) .....................     (42,828,727)      (49,211,316)
                                                                                                     ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................      10,745,125        (9,731,302)
                                                                                                     ------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................       7,128,100       (12,735,268)
NET ASSETS
  Beginning of period ...........................................................................     160,101,090       172,836,358
                                                                                                     ------------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $1,325,991 AND $754,845,
    RESPECTIVELY) ...............................................................................    $167,229,190      $160,101,090
                                                                                                     ============      ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                         YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------
                                                                    2001(4)         2000         1999        1998        1997
                                                                    ------         ------       ------      ------      ------
Net asset value, beginning of period ............................    $8.75          $8.92        $9.18      $10.38      $10.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..................................     0.72(3)        0.75         0.73        0.77        0.75
  Net realized and unrealized gain (loss) .......................    (0.21)         (0.19)       (0.24)      (1.17)       0.34
                                                                    ------         ------       ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS ............................     0.51           0.56         0.49       (0.40)       1.09
                                                                    ------         ------       ------      ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..........................    (0.71)         (0.73)       (0.75)      (0.74)      (0.77)
  Dividends from net realized gains .............................       --             --           --       (0.06)      (0.28
                                                                    ------         ------       ------      ------      ------
    TOTAL DISTRIBUTIONS .........................................    (0.71)         (0.73)       (0.75)      (0.80)      (1.05)
                                                                    ------         ------       ------      ------      ------
CHANGE IN NET ASSET VALUE .......................................    (0.20)         (0.17)       (0.26)      (1.20)       0.04
                                                                    ------         ------       ------      ------      ------
NET ASSET VALUE, END OF PERIOD ..................................   $ 8.55         $ 8.75       $ 8.92      $ 9.18      $10.38
                                                                    ======         ======       ======      ======      ======
Total return ....................................................     6.09%          6.47%        5.46%      (4.02)%     10.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ........................... $167,229       $160,101     $172,836    $187,363    $191,627
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) ........................................     0.65%(2)       0.65%        0.65%       0.64%       0.65%
  Net investment income .........................................     8.14%          8.45%        7.79%       7.61%       7.25%
Portfolio turnover rate .........................................      188%           148%         125%        160%        151%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.69%, 0.71% and 0.66% for the periods ended December 31, 2001, 2000, 1999 and 1997, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                      See Notes to Financial Statements

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES

INVESTOR PROFILE
     The investment objective is long term capital appreciation with a secondary investment objective of current income.

INVESTMENT ADVISER'S REPORT
     For the first time since the bear market of 1973-74, nearly all of the major stock indices ended the year with negative returns for the second year in a row. For the fiscal year ended December 31, 2001, Phoenix-Hollister Value Equity Edge Series declined 17.96 versus the S&P 500 Index(2), which had a negative return of 11.87%. The Russell 1000 Value Index(1) had a negative return of 5.59%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

     An overweighting in financials, utilities and consumer staples subtracted from performance. Our underweighting in technology early in the year also hurt performance. As the year progressed, we built up the portfolio's tech weighting to nearer the benchmark weight and as a result, were negatively affected by the sector's poor results, particularly in February when the tech sector of the S&P 500 was down 28%. In addition, during the summer we had expected some economic recovery and positioned the portfolio to participate in the anticipated upturn in cyclical stocks, including airlines and hotels. Following the terrorist attacks of September 11th, these were the areas hardest hit, and our performance suffered as well.

OUTLOOK
     We believe the fourth-quarter rally may have marked the beginning of a turnaround in the economy. Historically, the market anticipates a recovery three to six months before the end of a recession. Therefore, we expect to see evidence of an economic recovery sometime in late spring or early summer.

     Although consumer spending may remain under some pressure near term, particularly as unemployment figures creep up, it will be the consumer who will drive the rebound in the economy. The Fed's aggressive rate-cutting in 2001 has resulted in a tremendous amount of liquidity in the system, which will benefit both the economy and the stock market. Another positive sign is the drawdown in inventories we are seeing. Corporate profits are also beginning to turnaround.

     Based on our outlook, we have focused on high quality consumer cyclical stocks, which typically lead the market rally as the economic cycle picks up momentum. The portfolio is also heavily weighted in financial stocks, which are very attractive given the current low interest rate environment and which should benefit even more from an economic recovery. We also own some stocks in the basic materials and capital goods sectors where we see good values. As always, stock selection is critical, and our emphasis is on identifying the dominant companies with niche positions in an industry. Communications is an area that we believe offers very attractive values at current levels. We believe the group has been oversold and will be adding to our position. Some of our favorite holdings are specialty providers, such as tower and fiber optics companies. The portfolio is underweighted in technology and energy, as well as in large pharmaceutical drug companies, although we do own some biotech stocks with strong new-product growth potential, a strong cash positions and solid balance sheets. We have also sold our food stocks, which we consider to be more defensive names.

     We believe our investment approach can add value in an uncertain market environment. While our portfolios will have a price/earnings multiple that is below the benchmark index, which helps provide downside protection, investors are also afforded the opportunity to participate in the market's upside potential because each of our holdings possesses a catalyst for price appreciation.

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Value Equity Series   Russell 1000 Value Index(1)   S&P 500 Index(2)
3/2/98          $10,000.00               $10,000.00              $10,000.00
12/31/98         11,079.20                10,965.50               11,895.30
12/31/99         13,774.80                11,771.30               14,409.40
12/29/00         18,205.20                12,596.90               13,085.60
12/31/01         14,935.30                11,892.80               11,531.70

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                       FROM
                                                                   INCEPTION
                                                                   3/2/98 TO
                                                       1 YEAR      12/31/01
-----------------------------------------------------------------------------
Value Equity Series                                   (17.96)%      11.02%
-----------------------------------------------------------------------------
Russell 1000 Value Index(1)                            (5.59)%       4.62%
-----------------------------------------------------------------------------
S&P 500 Index(2)                                      (11.87)%       3.79%
-----------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 3/2/98
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in the share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The  Russell   1000  Value  Index  is  an   unmanaged   measure  of  large-cap
  value-oriented stock total return performance.
2 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

The indices are not available for direct investment.

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                       SHARES        VALUE
                                                       -------    -----------
COMMON STOCKS--98.8%
AEROSPACE/DEFENSE--0.8%
  Boeing Co. (The) ...................................  17,200    $   667,016
                                                                  -----------
AGRICULTURAL PRODUCTS--0.3%
  Universal Corp. ....................................   7,000        254,870
                                                                  -----------
AIR FREIGHT--1.4%
  Airborne, Inc. .....................................  40,000        593,200
  FedEx Corp. (b) ....................................  12,000        622,560
                                                                  -----------
                                                                    1,215,760
                                                                  -----------
AIRLINES--2.2%
  Continental Airlines, Inc. Class B (b) .............  24,000        629,040
  Delta Air Lines, Inc. ..............................  23,000        672,980
  Southwest Airlines Co. .............................  30,000        554,400
                                                                  -----------
                                                                    1,856,420
                                                                  -----------
ALUMINUM--1.1%
  Alcoa, Inc. ........................................  27,000        959,850
                                                                  -----------
AUTO PARTS & EQUIPMENT--0.2%
  Bandag, Inc. .......................................   5,000        173,800
                                                                  -----------
BANKS (MAJOR REGIONAL)--5.5%
  AmSouth Bancorp ....................................  20,000        378,000
  Comerica, Inc. .....................................  30,000      1,719,000
  FleetBoston Financial Corp. ........................  33,000      1,204,500
  Wells Fargo & Co. ..................................  31,000      1,346,950
                                                                  -----------
                                                                    4,648,450
                                                                  -----------
BANKS (MONEY CENTER)--1.3%
  Bank of America Corp. ..............................  18,000      1,133,100
                                                                  -----------
BANKS (REGIONAL)--4.1%
  Commerce Bancshares, Inc. ..........................  10,500        409,395
  Compass Bancshares, Inc. ...........................  20,000        566,000
  Cullen/Frost Bankers, Inc. .........................  35,000      1,080,800
  Southwest Bancorp. of Texas, Inc. (b) ..............  35,000      1,059,450
  Sterling Bancshares, Inc. ..........................  25,000        313,000
                                                                  -----------
                                                                    3,428,645
                                                                  -----------
BIOTECHNOLOGY--2.3%
  Amgen, Inc. (b) ....................................  23,000      1,298,120
  Biogen, Inc. (b) ...................................  10,000        573,500
  Incyte Pharma (b) ..................................   5,000         97,200
                                                                  -----------
                                                                    1,968,820
                                                                  -----------
CHEMICALS--2.4%
  Dow Chemical Co. (The) .............................  25,000        844,500
  Du Pont (E.I.) de Nemours & Co. ....................  20,000        850,200
  Lyondell Chemical Co. ..............................  20,000        286,600
                                                                  -----------
                                                                    1,981,300
                                                                  -----------
COMPUTERS (SOFTWARE & SERVICES)--5.7%
  Computer Associates International, Inc. ............  22,000        758,780
  Jack Henry & Assoc .................................  20,000        436,800
  Liberate Technologies, Inc. (b) .................... 100,000      1,148,000
  Microsoft Corp. (b) ................................  14,000        927,500
  Oracle Corp. (b) ...................................  83,000      1,146,230
  Simplex Solutions (b) ..............................   5,000         82,750
  Sybase, Inc. (b) ...................................  20,000        315,200
                                                                  -----------
                                                                    4,815,260
                                                                  -----------
CONSTRUCTION (CEMENT & AGGREGATES)--0.7%
  Texas Industries, Inc. .............................  15,000        553,500
                                                                  -----------

                                                       SHARES        VALUE
                                                       -------    -----------
CONSUMER FINANCE--1.3%
  MBNA Corp. .........................................  30,000    $ 1,056,000
                                                                  -----------
ELECTRIC COMPANIES--1.2%
  Entergy Corp. ......................................  10,000        391,100
  Mirant Corp. (b) ...................................  41,000        656,820
                                                                  -----------
                                                                    1,047,920
                                                                  -----------
ELECTRONICS (INSTRUMENTATION)--2.6%
  Bruker Daltonics, Inc. (b) .........................  90,000      1,471,500
  Harvard Bioscience, Inc. (b) .......................  50,000        497,000
  Waters Corp. (b) ...................................   5,000        193,750
                                                                  -----------
                                                                    2,162,250
                                                                  -----------
ELECTRONICS (SEMICONDUCTORS)--1.9%
  Advanced Micro Devices, Inc. (b) ...................  22,600        358,436
  Applied Micro Circuits Corp. (b) ...................  20,000        226,400
  Conexant Systems, Inc. (b) .........................  15,000        215,400
  Pixelworks Inc (b) .................................  40,000        642,400
  TriQuint Semiconductor, Inc. (b) ...................  10,000        122,600
                                                                  -----------
                                                                    1,565,236
                                                                  -----------
FINANCIAL (DIVERSIFIED)--5.1%
  Allied Capital Corp. ...............................  50,000      1,300,000
  Ambac Financial Group, Inc. ........................  27,000      1,562,220
  American Express Co. ...............................  10,000        356,900
  Citigroup, Inc. ....................................  21,000      1,060,080
                                                                  -----------
                                                                    4,279,200
                                                                  -----------
FOODS--0.6%
  Kraft Foods, Inc. Class A ..........................  15,000        510,450
                                                                  -----------
FOOTWEAR--0.4%
  Sketchers U.S.A., Inc. Class A (b) .................  25,000        365,500
                                                                  -----------
HARDWARE & TOOLS--1.0%
  Toro Co. (The) .....................................  18,200        819,000
                                                                  -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.9%
  Cell Therapeutics, Inc. (b) ........................  55,000      1,327,700
  ICOS Corp. (b) .....................................  20,000      1,148,800
                                                                  -----------
                                                                    2,476,500
                                                                  -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.5%
  HCA, Inc. ..........................................  10,000        385,400
                                                                  -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.7%
  Kimberly-Clark Corp. ...............................  10,000        598,000
                                                                  -----------
INSURANCE (LIFE/HEALTH)--1.6%
  AFLAC, Inc. ........................................  25,700        631,192
  Torchmark Corp. ....................................  19,000        747,270
                                                                  -----------
                                                                    1,378,462
                                                                  -----------
INSURANCE (PROPERTY-CASUALTY)--2.8%
  Allstate Corp. (The) ...............................  55,000      1,853,500
  Radian Group, Inc. .................................  10,700        459,565
                                                                  -----------
                                                                    2,313,065
                                                                  -----------
INVESTMENT BANKING/BROKERAGE--5.0%
  Instinet Group, Inc. (b) ...........................  75,000        753,750
  Legg Mason, Inc. ...................................   5,000        249,900
  Lehman Brothers Holdings, Inc. .....................  15,000      1,002,000
  Merrill Lynch & Co., Inc. ..........................  37,000      1,928,440
  SWS Group, Inc. ....................................  10,000        254,500
                                                                  -----------
                                                                    4,188,590
                                                                  -----------

                       See Notes to Financial Statements

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES

                                                       SHARES        VALUE
                                                       -------    -----------
LEISURE TIME (PRODUCTS)--4.6%
  Hasbro, Inc. ....................................... 107,800    $ 1,749,594
  Six Flags, Inc. .................................... 140,000      2,153,200
                                                                  -----------
                                                                    3,902,794
                                                                  -----------
LODGING - HOTELS--0.9%
  Hilton Hotels Corp. ................................  63,000        687,960
  Marriott International, Inc. Class A ...............   1,000         40,650
                                                                  -----------
                                                                      728,610
                                                                  -----------
MACHINERY (DIVERSIFIED)--4.1%
  Caterpillar, Inc. ..................................  50,000      2,612,500
  Deere & Co. ........................................  15,000        654,900
  Terex Corp. (b) ....................................  10,000        175,400
                                                                  -----------
                                                                    3,442,800
                                                                  -----------
MANUFACTURING (DIVERSIFIED)--5.0%
  Illinois Tool Works, Inc. ..........................  25,000      1,693,000
  Johnson Controls, Inc. .............................  10,000        807,500
  Textron, Inc. ......................................  20,000        829,200
  United Technologies Corp. ..........................  14,000        904,820
                                                                  -----------
                                                                    4,234,520
                                                                  -----------
MANUFACTURING (SPECIALIZED)--1.8%
  Watts Industries, Inc. Class A .....................  30,000        450,000
  York International Corp. ...........................  28,000      1,067,640
                                                                  -----------
                                                                    1,517,640
                                                                  -----------
OIL (INTERNATIONAL INTEGRATED)--1.4%
  ChevronTexaco Corp. ................................  12,700      1,138,047
                                                                  -----------
PAPER & FOREST PRODUCTS--1.3%
  Georgia-Pacific Corp. ..............................  10,000        276,100
  International Paper Co. ............................  20,000        807,000
                                                                  -----------
                                                                    1,083,100
                                                                  -----------
RAILROADS--1.3%
  CSX Corp. ..........................................  32,000      1,121,600
                                                                  -----------
REITS--1.2%
  Annaly Mortgage Management, Inc. ...................  20,000        320,000
  Apartment Investment & Management Co. Class A ......   5,000        228,650
  Prentiss Properties Trust ..........................   7,000        192,150
  Summit Properties, Inc. ............................  10,000        250,200
                                                                  -----------
                                                                      991,000
                                                                  -----------
RESTAURANTS--1.1%
  McDonald's Corp. ...................................  35,000        926,450
                                                                  -----------
RETAIL (BUILDING SUPPLIES)--0.7%
  Sherwin-Williams Co. (The) .........................  20,000        550,000
                                                                  -----------
RETAIL (DEPARTMENT STORES)--0.9%
  Nordstrom, Inc. ....................................  36,800        744,464
                                                                  -----------
RETAIL (GENERAL MERCHANDISE)--1.4%
  Target Corp. .......................................  29,000      1,190,450
                                                                  -----------
RETAIL (SPECIALTY-APPAREL)--0.7%
  Talbots, Inc. (The) ................................  16,600        601,750
                                                                  -----------
SAVINGS & LOAN COMPANIES--0.5%
  Coastal Bancorp, Inc. ..............................  13,000        375,700
                                                                  -----------

                                                       SHARES        VALUE
                                                       -------    -----------
SERVICES (ADVERTISING/MARKETING)--2.1%
  Catalina Marketing Corp. (b) .......................  32,000    $ 1,110,400
  TMP Worldwide, Inc. (b) ............................  15,000        643,500
                                                                  -----------
                                                                    1,753,900
                                                                  -----------
SERVICES (COMMERCIAL & CONSUMER)--2.7%
  Cendant Corp. (b) .................................. 105,000      2,059,050
  Watson Wyatt & Co. Holdings (b) ....................  10,000        218,000
                                                                  -----------
                                                                    2,277,050
                                                                  -----------
SERVICES (EMPLOYMENT)--1.2%
  Manpower, Inc. .....................................  30,000      1,011,300
                                                                  -----------
SPECIALTY PRINTING--1.7%
  Valassis Communications, Inc. (b) ..................  40,000      1,424,800
                                                                  -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.4%
  Nextel Communications, Inc. Class A (b) ............ 110,000      1,205,600
                                                                  -----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
  Sprint Corp. (FON Group) ...........................  20,000        401,600
                                                                  -----------
TEXTILES (APPAREL)--0.6%
  Russell Corp .......................................  35,000        525,350
                                                                  -----------
TOBACCO--3.3%
  Philip Morris Cos., Inc. ...........................  30,000      1,375,500
  UST, Inc. ..........................................  40,000      1,400,000
                                                                  -----------
                                                                    2,775,500
                                                                  -----------
WASTE MANAGEMENT--2.8%
  Waste Management, Inc. .............................  74,700      2,383,677
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $82,285,042) ..............................     83,110,066
                                                                  -----------
FOREIGN COMMON STOCKS--0.3%
INSURANCE (LIFE/HEALTH)--0.3%
  Manulife Financial Corp. (Canada) ..................  10,000        260,600
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $287,403) .................................        260,600
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--99.1%
  (Identified cost $82,572,445) ..............................     83,370,666
                                                                  -----------

                                           STANDARD
                                           & POOR'S    PAR
                                             RATING    VALUE
                                          (UNAUDITED)  (000)
                                          -----------  -----
SHORT-TERM OBLIGATIONS--3.9%
COMMERCIAL PAPER--1.2%
  Receivables Capital Corp. 2.08%, 1/11/02    A-1      $ 1,004      1,003,420
                                                                  -----------
FEDERAL AGENCY SECURITIES--2.7%
  Freddie Mac 1.47%, 1/2/02 ..............    AAA        2,305      2,304,906
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,308,326) ...............................      3,308,326
                                                                  -----------
TOTAL INVESTMENTS--103.0%
  (Identified cost $85,880,770) ..............................     86,678,992(a)
  Other assets and liabilities, net--(3.0)% ..................     (2,519,864)
                                                                  -----------
NET ASSETS--100.0% ...........................................    $84,159,128
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,898,973 and gross depreciation of $3,236,005 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $86,016,024.
(b) Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $85,880,770) ...................    $86,678,992
Cash ...........................................................................          1,776
Receivables
  Investment securities sold ...................................................     10,025,382
  Fund shares sold .............................................................        295,970
  Dividends and interest .......................................................        124,490
  Tax reclaims .................................................................          2,312
Prepaid expenses ...............................................................            588
                                                                                    -----------
    Total assets ...............................................................     97,129,510
                                                                                    -----------
LIABILITIES
Payables
  Investment securities purchased ..............................................     12,791,120
  Fund shares repurchased ......................................................         69,458
  Investment advisory fee ......................................................         45,366
  Financial agent fee ..........................................................          8,186
  Trustees' fee ................................................................          3,262
Accrued expenses ...............................................................         52,990
                                                                                    -----------
    Total liabilities ..........................................................     12,970,382
                                                                                    -----------
NET ASSETS .....................................................................    $84,159,128
                                                                                    ===========

NET ASSETS CONSIST OF:

  Capital paid in on shares of beneficial interest .............................    $89,596,784
  Undistributed net investment income ..........................................        136,855
  Accumulated net realized loss ................................................     (6,372,733)
  Net unrealized appreciation ..................................................        798,222
                                                                                    -----------
NET ASSETS .....................................................................    $84,159,128
                                                                                    ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ......................................................      6,781,027
                                                                                    ===========
Net asset value and offering price per share ...................................         $12.41
                                                                                         ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends ....................................................................   $  1,161,257
  Interest .....................................................................        146,388
  Foreign taxes withheld .......................................................         (5,869)
                                                                                   ------------
    Total investment income ....................................................      1,301,776
                                                                                   ------------
EXPENSES
  Investment advisory fee ......................................................        465,134
  Financial agent fee ..........................................................         88,522
  Printing .....................................................................         38,783
  Professional .................................................................         27,100
  Custodian ....................................................................         26,333
  Trustees .....................................................................          8,437
  Miscellaneous ................................................................          7,753
                                                                                   ------------
    Total expenses .............................................................        662,062
    Less expense borne by investment adviser ...................................        (96,280)
    Custodian fees paid indirectly .............................................           (903)
                                                                                   ------------
    Net expenses ...............................................................        564,879
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................        736,897
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................     (6,316,439)
  Net change in unrealized appreciation (depreciation) on investments ..........     (6,361,675)
                                                                                   ------------
NET LOSS ON INVESTMENTS ........................................................    (12,678,114)
                                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $(11,941,217)
                                                                                   ============

                        See Notes to Financial Statements

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                     YEAR ENDED       YEAR ENDED
                                                                      12/31/01         12/31/00
                                                                    -----------      ------------
FROM OPERATIONS
  Net investment income (loss) .................................    $   736,897      $   217,788
  Net realized gain (loss) .....................................     (6,316,439)       3,290,918
  Net change in unrealized appreciation (depreciation) .........     (6,361,675)       4,815,976
                                                                    -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..    (11,941,217)       8,324,682
                                                                    -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................       (600,943)        (210,302)
  Net realized short-term gains ................................       (440,505)      (3,553,562)
  Net realized long-term gains .................................             --         (236,244)
                                                                    -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....     (1,041,448)      (4,000,108)
                                                                    -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (5,154,942 and 1,830,008 shares,
    respectively) ..............................................     68,982,484       26,662,655
  Net asset value of shares issued from reinvestment
    of distributions (80,045 and 268,777 shares,
    respectively) ..............................................      1,041,448        4,000,108
  Cost of shares repurchased (1,418,021 and 487,619 shares,
    respectively) ..............................................    (18,342,907)      (6,996,636)
                                                                    -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS ...............................................     51,681,025       23,666,127
                                                                    -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ........................     38,698,360       27,990,701
NET ASSETS
  Beginning of period ..........................................     45,460,768       17,470,067
                                                                    -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME (LOSS) OF $136,855 AND
    $12,184, RESPECTIVELY) .....................................    $84,159,128      $45,460,768
                                                                    ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                 YEAR ENDED                            FROM
                                                                DECEMBER 31,                         INCEPTION
                                                    -----------------------------------------        3/2/98 TO
                                                     2001               2000           1999          12/31/98
                                                    ------             ------          ------        --------
Net asset value, beginning of period ....           $15.34             $12.91          $11.03         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........             0.11               0.07            0.04           0.05
  Net realized and unrealized gain (loss)            (2.86)              3.98            2.63           1.03
                                                    ------             ------          ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ....            (2.75)              4.05            2.67           1.08
                                                    ------             ------          ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..            (0.09)             (0.08)          (0.04)         (0.05)
  Dividends from net realized gains .....            (0.09)             (1.54)          (0.75)            --
                                                    ------             ------          ------         ------
    TOTAL DISTRIBUTIONS .................            (0.18)             (1.62)          (0.79)         (0.05)
                                                    ------             ------          ------         ------
CHANGE IN NET ASSET VALUE ...............            (2.93)              2.43            1.88           1.03
                                                    ------             ------          ------         ------
NET ASSET VALUE, END OF PERIOD ..........           $12.41             $15.34          $12.91         $11.03
                                                    ======             ======          ======         ======
Total return ............................           (17.96)%            32.16%          24.33%         10.79%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...          $84,159            $45,461         $17,470         $9,533
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ................             0.85%(4)           0.85%           0.85%          0.85%(1)
  Net investment income .................             1.11%              0.79%           0.41%          0.85%(1)
Portfolio turnover rate .................              245%               166%            168%            77%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.00%, 1.33%, 2.03% and 2.46% for the periods ended December 31, 2001, 2000, 1999 and 1998,  respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

INVESTOR PROFILE
     The Fund is appropriate for investors seeking high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within the market sectors found in the S&P 500.

INVESTMENT ADVISER'S REPORT
     The Phoenix-J.P. Morgan Research Enhanced Index Series and returned -11.90% (net of fees) for the twelve months ended December 31, 2001. The S&P 500 Index(1) returned -11.87% during this time period.

     The year 2001 will remain in our minds and hearts for a very long time. The outsized events, which occurred during the year, caused much personal angst while the equity markets hammered stocks for the second year in a row leaving the broad market in negative territory for consecutive years for the first time in more than twenty-five years.

     The economy fell into recession, but the official declaration came late in the year. Investors anticipated the slowdown early on as weakness in technology spending, continuous price declines for most goods, layoffs and disappointing corporate earnings announcements plagued the markets. The Federal Reserve attempted to accommodate the economic slowdown by easing interest rates an unprecedented eleven times bringing the Fed Funds rate to the lowest level in forty years, 1.75%. The tragic events of September 11th exacerbated investors' fears with a dramatic sell-off pushing market indices and volatility to levels not seen since the autumn of 1998.

     The steep decline in all equity market indices when stock trading resumed after September 11th proved, however, to be the market bottom for the year. Investors began to respond positively to news of success in the U.S. military campaign against terrorists. After being pummeled all year, technology stocks staged an impressive fourth quarter rally with the NASDAQ Composite returning 30% to close above pre-September 11th levels. In fact, all major indices rose in the quarter, ending the year on more optimistic footing.

     A number of high profile  events,  some company  specific,  caused  certain stocks and sectors to dramatically underperform. Examples include Enron's bankruptcy, Providian's collapse, disappointing news in product development for pharmaceuticals companies, and the cash flow crunch affecting the telecommunications sector. More cyclical sectors, like retail and basic materials, which responded to the Federal Reserve's aggressive action to boost the economy, partially offset the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year providing support to consumer oriented sectors.

     Turbulent equity markets of 2001 provided a challenging backdrop as the Phoenix-J.P. Morgan Research Enhanced Index Series underperformed the S&P 500 slightly for the year. During the year, robust stock selection throughout the portfolio added value in 13 out of 19 sectors. At the sector level, security selection within Energy, Utilities and Health Services & Systems added significantly to performance over the year. An underweight position in Enron (-98.8%) was the largest contributor to performance over the year as the energy trader went from Wall Street darling to the largest bankruptcy in U.S. history in just over 12 months as the company's severe liquidity and legal problems became apparent. The decisions to underweight holdings in electric power plant owner Aes Corporation (-48.6%) and chipmaker Applied Micro Circuits (-59.3%) also contributed strongly to performance. However, an overweight position in Providian Financial (+93.4%) negatively impacted the portfolio as the marked deterioration in the sub-prime lending category post-September 11th terrorists attacks resulted in lower than expected fees and finance charges and larger than expected credit losses for the company.

OUTLOOK
     The economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, investors are wary about being too defensive and will continue to look for signs of an economic recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Research Enhanced Index Series       S&P 500 Index(1)
7/15/97              $10,000.00                    $10,000.00
12/31/97              10,582.60                     10,566.50
12/31/98              13,934.80                     13,605.10
12/31/99              16,563.20                     16,480.60
12/29/00              14,663.30                     14,966.50
12/31/01              12,918.30                     13,189.20

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                    FROM
                                                                 INCEPTION
                                                                7/15/97 TO
                                                      1 YEAR     12/31/01
--------------------------------------------------------------------------
Research Enhanced Index Series                       (11.90)%       5.90%
--------------------------------------------------------------------------
S&P 500 Index(1)                                     (11.87)%       6.39%
--------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 7/15/97
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                          ----------  --------   ------------
U.S. GOVERNMENT SECURITIES--0.1%
  U.S. Treasury Note 6.25%, 7/31/02 (c) ....   AAA      $  150   $    153,885
                                                                 ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $153,730) .................................        153,885
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
COMMON STOCKS--96.7%
AEROSPACE/DEFENSE--0.8%
  Boeing Co. (The) ...................................   7,000        271,460
  General Dynamics Corp. .............................   2,900        230,956
  Goodrich Corp. .....................................   3,500         93,170
  Lockheed Martin Corp. ..............................   5,300        247,351
                                                                 ------------
                                                                      842,937
                                                                 ------------
AIR FREIGHT--0.2%
  FedEx Corp. (b) ....................................   4,000        207,520
                                                                 ------------
AIRLINES--0.3%
  AMR Corp. (b) ......................................   3,500         77,595
  Delta Air Lines, Inc. ..............................   5,100        149,226
  Southwest Airlines Co. .............................   2,500         46,200
                                                                 ------------
                                                                      273,021
                                                                 ------------
ALUMINUM--0.4%
  Alcoa, Inc. ........................................  12,200        433,710
                                                                 ------------
AUTO PARTS & EQUIPMENT--0.2%
  Delphi Automotive Systems ..........................   7,800        106,548
  Lear Corp. (b) .....................................   1,800         68,652
  Visteon Corp. ......................................   4,600         69,184
                                                                 ------------
                                                                      244,384
                                                                 ------------
AUTOMOBILES--0.3%
  Ford Motor Co. .....................................  10,600        166,632
  General Motors Corp. ...............................   3,200        155,520
                                                                 ------------
                                                                      322,152
                                                                 ------------
BANKS (MAJOR REGIONAL)--3.4%
  AmSouth Bancorp ....................................   5,000         94,500
  Bank of New York Co., Inc. (The) ...................  11,400        465,120
  Bank One Corp. .....................................  19,200        749,760
  BB&T Corp. .........................................     600         21,666
  First Alabama Bancshares, Inc. .....................     900         26,946
  Huntington Bancshares, Inc. ........................     400          6,876
  KeyCorp ............................................     900         21,906
  Mellon Financial Corp. .............................   1,700         63,954
  Northern Trust Corp. ...............................   4,200        252,924
  PNC Financial Services Group .......................   7,200        404,640
  SouthTrust Corp. ...................................   6,200        152,954
  SunTrust Banks, Inc. ...............................   3,300        206,910
  U.S. Bancorp .......................................  38,100        797,433
  Union Planters Corp. ...............................   2,600        117,338
  Wells Fargo & Co. ..................................   4,800        208,560
                                                                 ------------
                                                                    3,591,487
                                                                 ------------
BANKS (MONEY CENTER)--0.9%
  Bank of America Corp. ..............................   8,300        522,485
  Wachovia Corp. .....................................  14,700        460,992
                                                                 ------------
                                                                      983,477
                                                                 ------------
BANKS (REGIONAL)--0.3%
  Banknorth Group, Inc. ..............................   1,400         31,528
  Compass Bancshares, Inc. ...........................   1,000         28,300
  FirstMerit Corp. ...................................     300          8,127
  Hibernia Corp. Class A .............................   2,300         40,917
  Marshall & Ilsley Corp. ............................     800         50,624

                                                        SHARES       VALUE
                                                        ------   ------------
BANKS (REGIONAL)--CONTINUED
  National Commerce Financial Corp. ..................   2,600   $     65,780
  TCF Financial Corp. ................................     400         19,192
  Wilmington Trust Corp. .............................     400         25,324
                                                                 ------------
                                                                      269,792
                                                                 ------------
BEVERAGES (ALCOHOLIC)--0.2%
  Anheuser-Busch Cos., Inc. ..........................   5,200        235,092
                                                                 ------------
BEVERAGES (NON-ALCOHOLIC)--2.1%
  Coca-Cola Co. (The) ................................  27,500      1,296,625
  PepsiCo, Inc. ......................................  18,700        910,503
                                                                 ------------
                                                                    2,207,128
                                                                 ------------
BIOTECHNOLOGY--1.0%
  Amgen, Inc. (b) ....................................  13,400        756,296
  Human Genome Sciences, Inc. (b) ....................   5,700        192,204
  Immunex Corp. (b) ..................................     100          2,771
  Vertex Pharmaceuticals, Inc. (b) ...................   2,400         59,016
                                                                 ------------
                                                                    1,010,287
                                                                 ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
  Adelphia Communications Corp. Class A (b) ..........   3,900        121,602
  Charter Communications, Inc. Class A (b) ...........   9,000        147,870
  Comcast Corp. Class A (b) ..........................  14,300        514,800
  Fox Entertainment Group, Inc. Class A (b) ..........   2,600         68,978
  Liberty Media Corp. Class A (b) ....................  11,300        158,200
                                                                 ------------
                                                                    1,011,450
                                                                 ------------
BUILDING MATERIALS--0.2%
  Masco Corp. ........................................   8,900        218,050
                                                                 ------------
CHEMICALS--1.0%
  Air Products and Chemicals, Inc. ...................   2,800        131,348
  Dow Chemical Co. (The) .............................  14,500        489,810
  Du Pont (E.I.) de Nemours & Co. ....................     400         17,004
  Praxair, Inc. ......................................   5,400        298,350
  Rohm & Haas Co. ....................................   2,000         69,260
                                                                 ------------
                                                                    1,005,772
                                                                 ------------
CHEMICALS (DIVERSIFIED)--0.3%
  PPG Industries, Inc. ...............................   5,100        263,772
                                                                 ------------
CHEMICALS (SPECIALTY)--0.0%
  Monsanto Co. .......................................     200          6,760
                                                                 ------------
COMMUNICATIONS EQUIPMENT--1.4%
  American Tower Corp. Class A (b) ...................   5,600         53,032
  CIENA Corp. (b) ....................................   3,800         54,378
  Corning, Inc. ......................................   5,100         45,492
  JDS Uniphase Corp. (b) .............................  21,100        183,148
  Lucent Technologies, Inc. (b)(c) ...................  31,900        200,651
  Motorola, Inc. .....................................  34,800        522,696
  QUALCOMM, Inc. (b) .................................   7,500        378,750
  Tellabs, Inc. (b) ..................................   1,300         19,448
                                                                 ------------
                                                                    1,457,595
                                                                 ------------
COMPUTERS (HARDWARE)--4.1%
  Brocade Communications Systems, Inc. (b) ...........     300          9,936
  Compaq Computer Corp. ..............................  10,400        101,504
  Dell Computer Corp. (b) ............................  28,600        777,348
  Hewlett-Packard Co. ................................  19,200        394,368
  International Business Machines Corp. (c) ..........  19,100      2,310,336
  Juniper Networks, Inc. (b) .........................   1,300         24,635
  NCR Corp. (b) ......................................   7,600        280,136
  Sun Microsystems, Inc. (b) .........................  36,900        453,870
                                                                 ------------
                                                                    4,352,133
                                                                 ------------

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                        SHARES       VALUE
                                                        ------   ------------
COMPUTERS (NETWORKING)--1.5%
  Cisco Systems, Inc. (b)(c) .........................  83,400   $  1,510,374
  Network Appliance, Inc. (b) ........................   1,400         30,618
                                                                 ------------
                                                                    1,540,992
                                                                 ------------
COMPUTERS (PERIPHERALS)--0.2%
  EMC Corp. (b) ......................................  14,700        197,568
                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--5.4%
  Adobe Systems, Inc. ................................   1,800         55,890
  Autodesk, Inc. .....................................     200          7,454
  BEA Systems, Inc. (b) ..............................   2,500         38,500
  Citrix Systems, Inc. (b) ...........................   3,700         83,842
  Computer Associates International, Inc. ............   5,600        193,144
  eBay, Inc. (b) .....................................   1,300         86,970
  Intuit, Inc. (b) ...................................     600         25,668
  Microsoft Corp. (b)(c) .............................  56,800      3,763,000
  Oracle Corp. (b) ...................................  56,700        783,027
  Parametric Technology Corp. (b) ....................     100            781
  PeopleSoft, Inc. (b) ...............................   1,700         68,340
  Peregrine Systems, Inc. (b) ........................   2,000         29,660
  Siebel Systems, Inc. (b) ...........................   9,200        257,416
  VeriSign, Inc. (b) .................................   1,600         60,864
  VERITAS Software Corp. (b) .........................   5,000        224,150
                                                                 ------------
                                                                    5,678,706
                                                                 ------------
CONSUMER FINANCE--1.5%
  AmeriCredit Corp. (b) ..............................   2,900         91,495
  Capital One Financial Corp. ........................   8,200        442,390
  Countrywide Credit Industries, Inc. ................  10,800        442,476
  Household International, Inc. ......................   5,600        324,464
  MBNA Corp. .........................................   9,200        323,840
                                                                 ------------
                                                                    1,624,665
                                                                 ------------
CONTAINERS & PACKAGING (PAPER)--0.1%
  Temple-Inland, Inc. ................................   1,700         96,441
                                                                 ------------
DISTRIBUTORS (FOOD & HEALTH)--0.6%
  Cardinal Health, Inc. ..............................   3,800        245,708
  SYSCO Corp. ........................................  12,700        332,994
                                                                 ------------
                                                                      578,702
                                                                 ------------
ELECTRIC COMPANIES--2.6%
  Ameren Corp. .......................................   3,000        126,900
  American Electric Power Co., Inc. ..................   1,700         74,001
  Cinergy Corp. ......................................   4,100        137,063
  CMS Energy Corp. ...................................   4,600        110,538
  Consolidated Edison, Inc. ..........................     800         32,288
  Constellation Energy Group, Inc. ...................     900         23,895
  Dominion Resources, Inc. ...........................   2,100        126,210
  DTE Energy Co. .....................................   4,900        205,506
  Duke Energy Corp. ..................................   2,100         82,446
  Edison International (b) ...........................  11,500        173,650
  Entergy Corp. ......................................   9,500        371,545
  FirstEnergy Corp. ..................................   2,700         94,446
  FPL Group, Inc. ....................................   3,000        169,200
  PG&E Corp. (b) .....................................  13,900        267,436
  Pinnacle West Capital Corp. ........................   2,500        104,625
  Potomac Electric Power Co. .........................   1,300         29,341
  PPL Corp. ..........................................   1,300         45,305
  Progress Energy, Inc. ..............................   6,300        283,689
  Reliant Energy, Inc. ...............................   1,600         42,432
  Teco Energy, Inc. ..................................   1,100         28,864
  TXU Corp. ..........................................     200          9,430
  Wisconsin Energy Corp. .............................   3,200         72,192
  Xcel Energy, Inc. ..................................   6,000        166,440
                                                                 ------------
                                                                    2,777,442
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
ELECTRICAL EQUIPMENT--4.1%
  Cooper Industries, Inc. ............................   1,700   $     59,364
  Emerson Electric Co. ...............................   4,800        274,080
  General Electric Co. (c) ...........................  98,400      3,943,872
  Rockwell International Corp. .......................   3,100         55,366
                                                                 ------------
                                                                    4,332,682
                                                                 ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.1%
  Grainger (W.W.), Inc. ..............................   2,800        134,400
                                                                 ------------
ELECTRONICS (INSTRUMENTATION)--0.1%
  Agilent Technologies, Inc. (b) .....................   3,100         88,381
                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--3.8%
  Altera Corp. (b) ...................................   7,400        157,028
  Analog Devices, Inc. (b) ...........................   4,400        195,316
  Applied Micro Circuits Corp. (b) ...................     800          9,056
  Broadcom Corp. Class A (b) .........................   1,900         77,653
  Cypress Semiconductor Corp. (b) ....................     200          3,986
  Intel Corp. (c) ....................................  69,500      2,185,775
  Lattice Semiconductor Corp. (b) ....................   1,900         39,083
  Linear Technology Corp. ............................   4,700        183,488
  LSI Logic Corp. (b) ................................   1,600         25,248
  Maxim Integrated Products, Inc. (b) ................   3,400        178,534
  Micron Technology, Inc. (b) ........................   4,400        136,400
  PMC-Sierra, Inc. (b) ...............................   1,500         31,890
  Texas Instruments, Inc. ............................  17,000        476,000
  Vitesse Semiconductor Corp. (b) ....................     700          8,701
  Xilinx, Inc. (b) ...................................   6,600        257,730
                                                                 ------------
                                                                    3,965,888
                                                                 ------------
ENTERTAINMENT--2.3%
  AOL Time Warner, Inc. (b) ..........................  44,100      1,415,610
  Viacom, Inc. Class B (b) ...........................  20,100        887,415
  Walt Disney Co. (The) ..............................   4,200         87,024
                                                                 ------------
                                                                    2,390,049
                                                                 ------------
EQUIPMENT (SEMICONDUCTORS)--0.5%
  Applied Materials, Inc. (b) ........................  11,100        445,110
  Teradyne, Inc. (b) .................................   1,100         33,154
                                                                 ------------
                                                                      478,264
                                                                 ------------
FINANCIAL (DIVERSIFIED)--5.3%
  Ambac Financial Group, Inc. ........................   4,100        237,226
  American Express Co. ...............................   5,400        192,726
  Citigroup, Inc. (c) ................................  60,700      3,064,136
  Fannie Mae .........................................  13,500      1,073,250
  Freddie Mac ........................................   8,700        568,980
  Morgan Stanley Dean Witter & Co. ...................   7,900        441,926
                                                                 ------------
                                                                    5,578,244
                                                                 ------------
FOODS--0.6%
  Campbell Soup Co. ..................................     500         14,935
  Heinz (H.J.) Co. ...................................   4,900        201,488
  Hershey Foods Corp. ................................     500         33,850
  Kellogg Co. ........................................   5,200        156,520
  Kraft Foods, Inc. Class A ..........................   7,900        268,837
                                                                 ------------
                                                                      675,630
                                                                 ------------
FOOTWEAR--0.2%
  NIKE, Inc. Class B .................................   4,300        241,832
                                                                 ------------
HARDWARE & TOOLS--0.1%
  Black & Decker Corp. (The) .........................   3,400        128,282
                                                                 ------------
HEALTH CARE (DIVERSIFIED)--4.7%
  Abbott Laboratories ................................  16,400        914,300
  American Home Products Corp. .......................  22,000      1,349,920
  Bristol-Myers Squibb Co. ...........................  16,400        836,400
  Johnson & Johnson ..................................  31,100      1,838,010
                                                                 ------------
                                                                    4,938,630
                                                                 ------------

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                        SHARES       VALUE
                                                        ------   ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.3%
  Allergan, Inc. .....................................   1,400   $    105,070
  Forest Laboratories, Inc. (b) ......................   4,300        352,385
  Lilly (Eli) & Co. ..................................   9,100        714,714
  Merck & Co., Inc. ..................................  18,800      1,105,440
  Pfizer, Inc. .......................................  58,500      2,331,225
  Pharmacia Corp. ....................................   8,600        366,790
  Schering-Plough Corp. ..............................  17,700        633,837
                                                                 ------------
                                                                    5,609,461
                                                                 ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.7%
  HCA, Inc. ..........................................  10,700        412,378
  Tenet Healthcare Corp. (b) .........................   5,400        317,088
                                                                 ------------
                                                                      729,466
                                                                 ------------
HEALTH CARE (MANAGED CARE)--0.5%
  CIGNA Corp. ........................................   4,900        453,985
  UnitedHealth Group, Inc. ...........................     100          7,077
  WellPoint Health Networks, Inc. (b) ................     900        105,165
                                                                 ------------
                                                                      566,227
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.7%
  Applied Biosystems Group - Applera Corp. ...........   2,500         98,175
  Bard (C.R.), Inc. ..................................     800         51,600
  Baxter International, Inc. .........................  10,200        547,026
  Becton, Dickinson and Co. ..........................   7,100        235,365
  Boston Scientific Corp. (b) ........................   3,200         77,184
  Guidant Corp. (b) ..................................   4,200        209,160
  Medtronic, Inc. (b) ................................   7,800        399,438
  St. Jude Medical, Inc. (b) .........................   1,900        147,535
  Zimmer Holdings, Inc. (b) ..........................     900         27,486
                                                                 ------------
                                                                    1,792,969
                                                                 ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.0%
  Omnicare, Inc. .....................................   1,300         32,344
                                                                 ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.9%
  Colgate-Palmolive Co. ..............................   8,900        513,975
  Kimberly-Clark Corp. ...............................   6,200        370,760
  Procter & Gamble Co. (The) .........................  14,400      1,139,472
                                                                 ------------
                                                                    2,024,207
                                                                 ------------
INSURANCE (LIFE/HEALTH)--1.4%
  AFLAC, Inc. ........................................  11,500        282,440
  Jefferson Pilot Corp. ..............................   3,300        152,691
  Lincoln National Corp. .............................   4,200        203,994
  MetLife, Inc. ......................................  13,000        411,840
  Protective Life Corp. ..............................     900         26,037
  Prudential Financial, Inc. (b) .....................   3,900        129,441
  Torchmark Corp. ....................................   3,500        137,655
  UnumProvident Corp. ................................   5,700        151,107
                                                                 ------------
                                                                    1,495,205
                                                                 ------------
INSURANCE (MULTI-LINE)--1.9%
  American International Group, Inc. .................  23,500      1,865,900
  Hartford Financial Services Group, Inc. (The) ......   1,500         94,245
                                                                 ------------
                                                                    1,960,145
                                                                 ------------
INSURANCE (PROPERTY-CASUALTY)--0.6%
  Allstate Corp. (The) ...............................  11,600        390,920
  Chubb Corp. (The) ..................................     200         13,800
  Cincinnati Financial Corp. .........................     100          3,815
  MBIA, Inc. .........................................   4,100        219,883
                                                                 ------------
                                                                      628,418
                                                                 ------------
INVESTMENT BANKING/BROKERAGE--1.1%
  E*TRADE Group, Inc. (b) ............................  13,500        138,375
  Edwards (A.G.), Inc. ...............................   1,000         44,170
  Goldman Sachs Group, Inc. (The) ....................   3,900        361,725
  Instinet Group, Inc. (b) ...........................   2,800         28,140

                                                        SHARES       VALUE
                                                        ------   ------------
INVESTMENT BANKING/BROKERAGE--CONTINUED
  Legg Mason, Inc. ...................................     200   $      9,996
  Merrill Lynch & Co., Inc. ..........................   3,400        177,208
  Schwab (Charles) Corp. (The) .......................  22,800        352,716
                                                                 ------------
                                                                    1,112,330
                                                                 ------------
INVESTMENT MANAGEMENT--0.2%
  Stilwell Financial, Inc. ...........................   5,900        160,598
  T.Rowe Price Group, Inc. ...........................   2,300         79,879
                                                                 ------------
                                                                      240,477
                                                                 ------------
IRON & STEEL--0.0%
  Allegheny Technology, Inc. .........................   1,400         23,450
                                                                 ------------
LEISURE TIME (PRODUCTS)--0.4%
  Harley-Davidson, Inc. ..............................   2,500        135,775
  Hasbro, Inc. .......................................   4,900         79,527
  Mattel, Inc. .......................................  14,500        249,400
                                                                 ------------
                                                                      464,702
                                                                 ------------
LODGING - HOTELS--0.5%
  Carnival Corp. .....................................   4,500        126,360
  Marriott International, Inc. Class A ...............   6,000        243,900
  Starwood Hotels & Resorts Worldwide, Inc. ..........   6,600        197,010
                                                                 ------------
                                                                      567,270
                                                                 ------------
MACHINERY (DIVERSIFIED)--0.4%
  Caterpillar, Inc. ..................................   4,400        229,900
  Ingersoll-Rand Co. .................................   4,000        167,240
                                                                 ------------
                                                                      397,140
                                                                 ------------
MANUFACTURING (DIVERSIFIED)--3.1%
  Danaher Corp. ......................................   3,700        223,147
  Eaton Corp. ........................................   2,000        148,820
  Honeywell International, Inc. ......................   5,200        175,864
  Illinois Tool Works, Inc. ..........................   1,800        121,896
  ITT Industries, Inc. ...............................   3,300        166,650
  Johnson Controls, Inc. .............................   2,600        209,950
  Parker-Hannifin Corp. ..............................   1,600         73,456
  Tyco International Ltd. ............................  28,300      1,666,870
  United Technologies Corp. ..........................   6,700        433,021
                                                                 ------------
                                                                    3,219,674
                                                                 ------------
NATURAL GAS--0.8%
  Dynegy, Inc. Class A ...............................   7,700        196,350
  El Paso Corp. ......................................  11,900        530,859
  NiSource, Inc. .....................................     500         11,530
  Williams Cos., Inc. (The) ..........................   3,800         96,976
                                                                 ------------
                                                                      835,715
                                                                 ------------
OIL--0.5%
  Conoco, Inc. .......................................  11,800        333,940
  Phillips Petroleum Co. .............................   2,900        174,754
                                                                 ------------
                                                                      508,694
                                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.7%
  Baker Hughes, Inc. .................................   6,100        222,467
  Cooper Cameron Corp. (b) ...........................   4,200        169,512
  Diamond Offshore Drilling, Inc. ....................   4,400        133,760
  Schlumberger Ltd. ..................................     700         38,465
  Transocean Sedco Forex, Inc. .......................   4,600        155,572
                                                                 ------------
                                                                      719,776
                                                                 ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
  Anadarko Petroleum Corp. ...........................   1,700         96,645
                                                                 ------------
OIL (INTERNATIONAL INTEGRATED)--3.9%
  ChevronTexaco Corp. ................................  14,700      1,317,267
  Exxon Mobil Corp. ..................................  72,000      2,829,600
                                                                 ------------
                                                                    4,146,867
                                                                 ------------

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                        SHARES       VALUE
                                                        ------   ------------
PAPER & FOREST PRODUCTS--0.4%
  Georgia-Pacific Corp. ..............................   5,700   $    157,377
  Weyerhaeuser Co. ...................................   4,300        232,544
  Willamette Industries, Inc. ........................     400         20,848
                                                                 ------------
                                                                      410,769
                                                                 ------------
PERSONAL CARE--0.4%
  Gilliette Co. (The) ................................  12,000        400,800
                                                                 ------------
PHOTOGRAPHY/IMAGING--0.1%
  Eastman Kodak Co. ..................................   3,400        100,062

PUBLISHING--0.2%
  Gemstar-TV Guide International, Inc. (b) ...........   8,100        224,370
                                                                 ------------
PUBLISHING (NEWSPAPERS)--0.4%
  Gannett Co., Inc. ..................................   6,300        423,549
  New York Times Co. (The) Class A ...................     500         21,625
                                                                 ------------
                                                                      445,174
                                                                 ------------
RAILROADS--0.4%
  Burlington Northern Santa Fe Corp. .................   9,800        279,594
  CSX Corp. ..........................................   3,200        112,160
  GATX Corp. .........................................     500         16,260
  Norfolk Southern Corp. .............................     500          9,165
  Union Pacific Corp. ................................     800         45,600
                                                                 ------------
                                                                      462,779
                                                                 ------------
RESTAURANTS--0.4%
  McDonald's Corp. ...................................  17,500        463,225
                                                                 ------------
RETAIL (BUILDING SUPPLIES)--1.6%
  Home Depot, Inc. (The) .............................  28,000      1,428,280
  Lowe's Cos., Inc. ..................................   6,400        297,024
                                                                 ------------
                                                                    1,725,304
                                                                 ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.1%
  Best Buy Co., Inc. (b) .............................   1,500        111,720
                                                                 ------------
RETAIL (DEPARTMENT STORES)--0.6%
  Federated Department Stores, Inc. (b) ..............   3,500        143,150
  Kohl's Corp. (b) ...................................   6,600        464,904
  May Department Stores Co. (The) ....................   1,400         51,772
                                                                 ------------
                                                                      659,826
                                                                 ------------
RETAIL (DRUG STORES)--0.3%
  CVS Corp. ..........................................   3,500        103,600
  Walgreen Co. .......................................   7,700        259,182
                                                                 ------------
                                                                      362,782
                                                                 ------------
RETAIL (FOOD CHAINS)--0.7%
  Kroger Co. (The) (b) ...............................   9,200        192,004
  Safeway, Inc. (b) ..................................  12,900        538,575
                                                                 ------------
                                                                      730,579
                                                                 ------------
RETAIL (GENERAL MERCHANDISE)--2.9%
  Costco Wholesale Corp. (b) .........................   5,300        235,214
  Target Corp. .......................................  13,500        554,175
  Wal-Mart Stores, Inc. (c) ..........................  40,200      2,313,510
                                                                 ------------
                                                                    3,102,899
                                                                 ------------
RETAIL (SPECIALTY)--0.2%
  Bed Bath & Beyond, Inc. (b) ........................   7,000        237,300
                                                                 ------------
RETAIL (SPECIALTY-APPAREL)--0.5%
  Abercrombie & Fitch Co.  Class A (b) ...............   6,000        159,180
  Limited, Inc. (The) ................................   1,200         17,664
  TJX Cos., Inc. (The) ...............................   9,900        394,614
                                                                 ------------
                                                                      571,458
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
SAVINGS & LOAN COMPANIES--1.1%
  Astoria Financial Corp. ............................     900   $     23,814
  Charter One Financial, Inc. ........................   3,800        103,170
  Golden State Bancorp, Inc. .........................   2,400         62,760
  GreenPoint Financial Corp. .........................   2,800        100,100
  Indymac Bancorp, Inc. (b) ..........................   1,200         28,056
  Washington Mutual, Inc. ............................  24,500        801,150
                                                                 ------------
                                                                    1,119,050
                                                                 ------------
SERVICES (ADVERTISING/MARKETING)--0.3%
  Interpublic Group of Cos., Inc. (The) ..............   5,800        171,332
  Omnicom Group, Inc. ................................   1,700        151,895
                                                                 ------------
                                                                      323,227
                                                                 ------------
SERVICES (COMMERCIAL & CONSUMER)--0.4%
  Cendant Corp. (b) ..................................  18,800        368,668
  Crown Castle International Corp. (b) ...............   1,000         10,680
                                                                 ------------
                                                                      379,348
                                                                 ------------
SERVICES (COMPUTER SYSTEMS)--0.4%
  Computer Sciences Corp. (b) ........................   2,600        127,348
  Electronic Data Systems Corp. ......................   4,700        322,185
                                                                 ------------
                                                                      449,533
                                                                 ------------
SERVICES (DATA PROCESSING)--0.4%
  Automatic Data Processing, Inc. ....................   6,500        382,850
                                                                 ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.8%
  AT&T Wireless Services, Inc. (b) ...................  28,800        413,856
  Nextel Communications, Inc. Class A (b) ............   8,300         90,968
  Sprint Corp. (PCS Group) (b) .......................  14,300        349,063
                                                                 ------------
                                                                      853,887
                                                                 ------------
TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
  AT&T Corp. .........................................  33,200        602,248
  Sprint Corp. (FON Group) ...........................   3,700         74,296
  WorldCom, Inc. - MCI Group .........................     900         11,430
  WorldCom, Inc. - WorldCom Group (b)(c) .............  33,600        473,088
                                                                 ------------
                                                                    1,161,062
                                                                 ------------
TELEPHONE--3.5%
  ALLTEL Corp. .......................................   1,400         86,422
  BellSouth Corp. ....................................  16,000        610,400
  Qwest Communications International, Inc. ...........  26,400        373,032
  SBC Communications, Inc. ...........................  29,900      1,171,183
  Verizon Communications, Inc. .......................  30,400      1,442,784
                                                                 ------------
                                                                    3,683,821
                                                                 ------------
TEXTILES (APPAREL)--0.1%
  Jones Apparel Group, Inc. (b) ......................   3,800        126,046
                                                                 ------------
TOBACCO--1.5%
  Philip Morris Cos., Inc. ...........................  33,500      1,535,975
                                                                 ------------
TRUCKS & PARTS--0.0%
  Paccar, Inc. .......................................     400         26,248
                                                                 ------------
WASTE MANAGEMENT--0.4%
  Waste Management, Inc. .............................  13,700        437,167
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $106,629,553) .............................    102,041,760
                                                                 ------------
FOREIGN COMMON STOCKS--1.9%
ALUMINUM--0.2%
  Alcan Inc. (Canada) ................................   6,700        240,731
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.2%
  Nortel Networks Corp. (Canada) (b) .................  29,700        222,750
                                                                 ------------

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                        SHARES       VALUE
                                                        ------   ------------
FOODS--0.5%
  Unilever NV NY Registered Shares (Netherlands) .....   8,500   $    489,685
                                                                 ------------
GOLD & PRECIOUS METALS MINING--0.2%
  Barrick Gold Corp. (Canada) ........................   9,700        154,715
                                                                 ------------
OIL (INTERNATIONAL INTEGRATED)--0.8%
  Royal Dutch Petroleum Co. NY Registered
    Shares (Netherlands) .............................  18,200        892,164
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,186,755) ...............................      2,000,045
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--98.7%
  (Identified cost $108,970,038) .............................    104,195,690
                                                                 ------------

                                           STANDARD
                                            & POOR'S    PAR
                                             RATING     VALUE
                                          (UNAUDITED)   (000)        VALUE
                                          -----------   -----    ------------
SHORT-TERM OBLIGATIONS--1.3%
COMMERCIAL PAPER--1.3%
  Govco, Inc. 1.75%, 1/2/02 ............     A-1+       $1,345      1,344,934
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,344,934) ...............................      1,344,934
                                                                 ------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $110,314,972) .............................    105,540,624(a)
  Other assets and liabilities, net--0.0% ....................        (47,184)
                                                                 ------------
NET ASSETS--100.0% ...........................................   $105,493,440
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $10,852,547 and gross depreciation of $18,226,128 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $112,914,205.
(b) Non-income producing.
(c) All or portion segregated as collateral for futures contract.

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $110,314,972)      $105,540,624
Cash ........................................................             2,426
Receivables
  Dividends and interest ....................................           117,041
  Fund shares sold ..........................................            77,722
Prepaid expenses ............................................               951
                                                                   ------------
    Total assets ............................................       105,738,764
                                                                   ------------
LIABILITIES
Payables
  Fund shares repurchased ...................................           122,182
  Variation margin for futures contracts ....................            13,028
  Printing fee ..............................................            37,873
  Investment advisory fee ...................................            28,715
  Professional fee ..........................................            24,536
  Financial agent fee .......................................             9,825
  Trustees' fee .............................................             3,262
Accrued expenses ............................................             5,903
                                                                   ------------
    Total liabilities .......................................           245,324
                                                                   ------------
NET ASSETS ..................................................      $105,493,440
                                                                   ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..........      $119,752,686
  Undistributed net investment income .......................           103,661
  Accumulated net realized loss .............................        (9,591,359)
  Net unrealized depreciation ...............................        (4,771,548)
                                                                   ------------
NET ASSETS ..................................................      $105,493,440
                                                                   ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ...................................         9,755,462
                                                                   ============
Net asset value and offering price per share ................            $10.81
                                                                         ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME
  Dividends .................................................      $  1,387,143
  Interest ..................................................            56,776
  Foreign taxes withheld ....................................            (7,102)
                                                                   ------------
    Total investment income .................................         1,436,817
                                                                   ------------
EXPENSES
  Investment advisory fee ...................................           480,618
  Financial agent fee .......................................           122,768
  Custodian .................................................            51,966
  Printing ..................................................            48,103
  Professional ..............................................            26,809
  Trustees ..................................................             8,437
  Miscellaneous .............................................             9,820
                                                                   ------------
    Total expenses ..........................................           748,521
    Less expenses borne by investment adviser ...............          (160,962)
    Custodian fees paid indirectly ..........................              (113)
                                                                   ------------
    Net expenses ............................................           587,446
                                                                   ------------
NET INVESTMENT INCOME .......................................           849,371
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on securities ...........................        (8,533,979)
  Net realized loss on futures contracts ....................          (336,995)
  Net change in unrealized appreciation
   (depreciation) on investments ............................        (6,133,720)
                                                                   ------------
NET LOSS ON INVESTMENTS .....................................       (15,004,694)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........      $(14,155,323)
                                                                   ============

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED           YEAR ENDED
                                                                     12/31/01             12/31/00
                                                                   ------------        ------------
FROM OPERATIONS
  Net investment income (loss) ..............................      $    849,371        $    984,086
  Net realized gain (loss) ..................................        (8,870,974)          1,124,106
  Net change in unrealized appreciation (depreciation) ......        (6,133,720)        (17,141,954)
                                                                   ------------        ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       (14,155,323)        (15,033,762)
                                                                   ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .....................................          (761,382)           (979,081)
  Net realized short-term gains .............................                --            (629,791)
  Net realized long-term gains ..............................          (676,397)         (3,297,124)
                                                                   ------------        ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS          (1,437,779)         (4,905,996)
                                                                   ------------        ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,167,536 and 3,346,055
    shares,  respectively) ..................................        35,461,521          46,232,904
  Net asset value of shares issued from  reinvestment  of
    distributions (129,170 and 362,784 shares,
    respectively) ...........................................         1,437,779           4,905,996
  Cost of shares repurchased (2,833,213 and
    3,422,855 shares, respectively) .........................       (31,437,657)        (47,434,243)
                                                                   ------------        ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .         5,461,643           3,704,657
                                                                   ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................       (10,131,459)        (16,235,101)
NET ASSETS
  Beginning of period .......................................       115,624,899         131,860,000
                                                                   ------------        ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $103,661 AND $15,672, RESPECTIVELY) ....      $105,493,440        $115,624,899
                                                                   ============        ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                                                        FROM
                                                                             YEAR ENDED DECEMBER 31,                 INCEPTION
                                                                       -----------------------------------------     7/15/97 TO
                                                                       2001(5)     2000        1999        1998       12/31/97
                                                                       ------     ------      ------      ------       ------
Net asset value, beginning of period ............................      $12.44     $14.64      $13.08      $10.49       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..................................        0.09       0.11        0.12        0.12         0.05
  Net realized and unrealized gain (loss) .......................       (1.57)     (1.75)       2.33        3.19         0.54
                                                                       ------     ------      ------      ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ............................       (1.48)     (1.64)       2.45        3.31         0.59
                                                                       ------     ------      ------      ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..........................       (0.08)     (0.11)      (0.12)      (0.12)       (0.05)
  Dividends from net realized gains .............................       (0.07)     (0.45)      (0.77)      (0.60)       (0.05)
                                                                       ------     ------      ------      ------       ------
    TOTAL DISTRIBUTIONS .........................................       (0.15)     (0.56)      (0.89)      (0.72)       (0.10)
                                                                       ------     ------      ------      ------       ------
CHANGE IN NET ASSET VALUE .......................................       (1.63)     (2.20)       1.56        2.59         0.49
                                                                       ------     ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD ..................................      $10.81     $12.44      $14.64      $13.08       $10.49
                                                                       ======     ======      ======      ======       ======
Total return ....................................................      (11.90)%   (11.47)%     18.86%      31.68%        5.83%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...........................    $105,493   $115,625    $131,860     $69,522      $30,851
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (2) ........................................        0.55%(4)   0.55%       0.55%       0.55%        0.55%(1)
  Net investment income .........................................        0.80%      0.80%       0.95%       1.08%        1.46%(1)
Portfolio turnover rate .........................................          40%        63%         45%         45%           9%(3)

(1) Annualized.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.70%, 0.69%, 0.75%, 0.82% and 1.05% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

                       See Notes to Financial Statements

                        PHOENIX-JANUS CORE EQUITY SERIES

INVESTOR PROFILE
     The Fund is appropriate for investors seeking long-term growth of capital.

INVESTMENT ADVISER'S REPORT
     Amid optimism for an economic recovery in 2002, the major stock indices rallied through the final months of 2001 and erased the losses posted immediately following the September 11th terrorist attacks. Helping embolden the markets was the Federal Reserve, which cut interest rates 11 times during the year to trim the key overnight lending rate to 1.75%, a 40-year low. In this turbulent environment, the Portfolio fell 11.63%, but still beat its benchmark, the S&P 500 Index(1) which fell 11.87%.

     Minnesota Mining & Manufacturing (3M) supported our results. The company is benefiting from new management direction from General Electric veteran Jim McNerney, who took the helm on January 1, 2001, and immediately turned his attention to improving the company's working capital structure, shoring up cash flow and increasing the effectiveness of management. Another steady performer was the world's largest brewer, Anheuser-Busch, which managed to introduce price increases even as the economy slowed and pricing power became scarce.

     On the downside, financial services giant Citigroup worked against us. The recession hurt its corporate finance business, and the World Trade Center disaster generated a $500 million loss for its insurance unit. Consequently, the stock experienced some selling pressure. Exxon Mobil also disappointed as it fell in lockstep with oil prices.

OUTLOOK
     Looking ahead, I believe many issues need to be resolved before the economy regains the solid footing necessary for a recovery. That being the case, we will continue to focus on quality companies at attractive prices, confident that those with the strongest fundamentals will prevail.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Core Equity Series               S&P 500 Index(1)
12/15/99             $10,000.00                    $10,000.00
12/31/99              10,585.90                     10,400.00
12/29/00               9,936.82                      9,444.51
12/31/01               8,780.90                      8,322.99

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                      FROM
                                                                    INCEPTION
                                                                   12/15/99 TO
                                                         1 YEAR     12/31/01
------------------------------------------------------------------------------
Core Equity Series                                       (11.63)%     (6.15)%
------------------------------------------------------------------------------
S&P 500 Index(1)                                         (11.87)%     (8.58)%
------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.

                        PHOENIX-JANUS CORE EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                       SHARES        VALUE
                                                      --------    -----------
COMMON STOCKS--85.1%
AIR FREIGHT--1.6%
  FedEx Corp. (b) ....................................   6,420    $   333,070
                                                                  -----------
AUTO PARTS & EQUIPMENT--1.5%
  Delphi Automotive Systems ..........................  22,675        309,740
                                                                  -----------
AUTOMOBILES--1.0%
  General Motors Corp. ...............................   4,315        209,709
                                                                  -----------
BANKS (MAJOR REGIONAL)--2.0%
  Bank of New York Co., Inc. (The) ...................   3,975        162,180
  U.S. Bancorp .......................................  11,803        247,037
                                                                  -----------
                                                                      409,217
                                                                  -----------
BANKS (MONEY CENTER)--0.9%
  Bank of America Corp. ..............................   3,100        195,145
                                                                  -----------
BEVERAGES (ALCOHOLIC)--2.1%
  Anheuser-Busch Cos., Inc. ..........................   9,630        435,372
                                                                  -----------
BEVERAGES (NON-ALCOHOLIC)--1.2%
  PepsiCo, Inc. ......................................   5,082        247,442
                                                                  -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.5%
  Clear Channel Communications, Inc. (b) .............   3,895        198,294
  Comcast Corp. Class A (b) ..........................   3,300        118,800
  Entravision Communications Corp. (b) ...............   6,365         76,062
  Spanish Broadcasting Systems, Inc. (b) .............  12,700        125,603
                                                                  -----------
                                                                      518,759
                                                                  -----------
CHEMICALS--1.5%
  Du Pont (E.I.) de Nemours & Co. ....................   4,400        187,044
  Lyondell Chemical Co. ..............................   8,720        124,958
                                                                  -----------
                                                                      312,002
                                                                  -----------
CHEMICALS (SPECIALTY)--1.8%
  Monsanto Co. .......................................  10,990        371,462
                                                                  -----------
COMMUNICATIONS EQUIPMENT--0.6%
  CIENA Corp. ........................................   8,060        115,339
                                                                  -----------
COMPUTERS (HARDWARE)--2.4%
  Apple Computer, Inc. (b) ...........................  16,085        352,261
  International Business Machines Corp. ..............   1,300        157,248
                                                                  -----------
                                                                      509,509
                                                                  -----------
COMPUTERS (PERIPHERALS)--1.2%
  Lexmark International, Inc. (b) ....................   4,330        255,470
                                                                  -----------
COMPUTERS (SOFTWARE & SERVICES)--4.6%
  Cadence Design Systems, Inc. (b) ...................  11,040        241,997
  Microsoft Corp. (b) ................................   5,095        337,544
  Oracle Corp. (b) ...................................   8,085        111,654
  Perot Systems Corp. Class A ........................  12,730        259,946
                                                                  -----------
                                                                      951,141
                                                                  -----------
ELECTRICAL EQUIPMENT--2.8%
  General Electric Co. ...............................  14,695        588,976
                                                                  -----------
ELECTRONICS (SEMICONDUCTORS)--2.1%
  Linear Technology Corp. ............................   4,520        176,461
  Maxim Integrated Products, Inc. (b) ................   5,035        264,388
                                                                  -----------
                                                                      440,849
                                                                  -----------
ENGINEERING & CONSTRUCTION--1.3%
  Fluor Corp .........................................   7,155        267,597
                                                                  -----------
ENTERTAINMENT--4.0%
  Viacom, Inc. Class B (b) ...........................  12,240        540,396
  Walt Disney Co. (The) ..............................  14,355        297,436
                                                                  -----------
                                                                      837,832
                                                                  -----------
                                                       SHARES        VALUE
                                                      --------    -----------
FINANCIAL (DIVERSIFIED)--7.7%
  American Express Co. ...............................   6,400    $   228,416
  Citigroup, Inc. ....................................  21,209      1,070,630
  J.P. Morgan Chase & Co. ............................   8,540        310,429
                                                                  -----------
                                                                    1,609,475
                                                                  -----------
HEALTH CARE (DIVERSIFIED)--2.1%
  American Home Products Corp. .......................   7,250        444,860
                                                                  -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.5%
  Lilly (Eli) & Co. ..................................   2,565        201,455
  Pfizer, Inc. .......................................   7,810        311,229
                                                                  -----------
                                                                      512,684
                                                                  -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.2%
  Tenet Healthcare Corp. (b) .........................   7,805        458,310
                                                                  -----------
HEALTH CARE (MANAGED CARE)--1.1%
  CIGNA Corp. ........................................   2,535        234,868
                                                                  -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.8%
  Kimberly-Clark Corp. ...............................   4,175        249,665
  Procter & Gamble Co. (The) .........................   4,125        326,411
                                                                  -----------
                                                                      576,076
                                                                  -----------
INSURANCE (MULTI-LINE)--2.5%
  American International Group, Inc. .................   6,661        528,883
                                                                  -----------
INSURANCE (PROPERTY-CASUALTY)--1.8%
  Berkshire Hathaway, Inc. - Class B (b) .............     150        378,750
                                                                  -----------
INSURANCE BROKERS--3.8%
  Aon Corp. ..........................................   6,860        243,667
  Marsh & McLennan Cos., Inc. ........................   5,135        551,756
                                                                  -----------
                                                                      795,423
                                                                  -----------
LEISURE TIME (PRODUCTS)--1.5%
  Harley-Davidson, Inc. ..............................   1,965        106,719
  Mattel, Inc. .......................................  12,055        207,346
                                                                  -----------
                                                                      314,065
                                                                  -----------
LODGING - HOTELS--1.1%
  Starwood Hotels & Resorts Worldwide, Inc. ..........   7,725        230,591
                                                                  -----------
MANUFACTURING (DIVERSIFIED)--6.7%
  Honeywell International, Inc. ......................  13,960        472,127
  Illinois Tool Works, Inc. ..........................   2,970        201,129
  Minnesota Mining and Manufacturing Co. .............   6,110        722,263
                                                                  -----------
                                                                    1,395,519
                                                                  -----------
OIL & GAS (EXPLORATION & PRODUCTION)--1.9%
  Anadarko Petroleum Corp. ...........................   1,720         97,782
  Burlington Resources, Inc. .........................   7,755        291,123
                                                                  -----------
                                                                      388,905
                                                                  -----------
OIL (INTERNATIONAL INTEGRATED)--1.7%
  Exxon Mobil Corp. ..................................   9,240        363,132
                                                                  -----------
PUBLISHING (NEWSPAPERS)--1.1%
  Gannett Co., Inc. ..................................   3,300        221,859
                                                                  -----------
RETAIL (GENERAL MERCHANDISE)--1.7%
  Target Corp. .......................................   3,835        157,427
  Wal-Mart Stores, Inc. ..............................   3,530        203,151
                                                                  -----------
                                                                      360,578
                                                                  -----------
SERVICES (ADVERTISING/MARKETING)--1.2%
  Lamar Advertising Co. ..............................   5,735        242,820
                                                                  -----------

                       See Notes to Financial Statements

                    PHOENIX-JANUS CORE EQUITY SERIES

                                                       SHARES        VALUE
                                                      --------    -----------
SERVICES (COMPUTER SYSTEMS)--1.6%
  Electronic Data Systems Corp. ......................   4,760    $   326,298
                                                                  -----------
SERVICES (DATA PROCESSING)--2.5%
  Automatic Data Processing, Inc. ....................   8,655        509,779
                                                                  -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.5%
  AT&T Wireless Services, Inc. (b) ...................  35,872        515,481
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $17,195,518) ..............................     17,716,987
                                                                  -----------
FOREIGN COMMON STOCKS--4.7%
AUTOMOBILES--1.2%
  Bayerische Motoren Werke AG (Germany) ..............   7,196        253,403
                                                                  -----------
BEVERAGES (ALCOHOLIC)--0.8%
  Diageo plc (United Kingdom) ........................  13,919        159,024
                                                                  -----------
INSURANCE (PROPERTY-CASUALTY)--2.6%
  ACE Ltd. (Bermuda) .................................   5,970        239,695
  XL Capital Ltd. Class A (Bermuda) ..................   3,375        308,340
                                                                  -----------
                                                                      548,035
                                                                  -----------
LODGING - HOTELS--0.1%
  Fairmont Hotels & Resorts, Inc. (Canada) ...........   1,143         27,318
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $837,892) .................................        987,780
                                                                  -----------
FOREIGN PREFERRED STOCKS--1.0%
AUTOMOBILES--1.0%
  PORSCHE AG Pfd. (Germany) ..........................     520        197,653
                                                                  -----------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $152,352) .................................        197,653
                                                                  -----------
CONVERTIBLE PREFERRED STOCKS--1.1%
ELECTRIC COMPANIES--0.7%
  Reliant Energy, Inc. Cv. Pfd. 2% ...................   2,610        133,084
                                                                  -----------
PUBLISHING (NEWSPAPERS)--0.4%
  Tribune Co. Cv. Pfd. 2% ............................     980         85,083
                                                                  -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $314,326) .................................        218,167
                                                                  -----------

                                              STANDARD
                                              & POOR'S    PAR
                                               RATING    VALUE
                                             (UNAUDITED) (000)       VALUE
                                             ----------  -----    -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--0.7%
  Fannie Mae 4.75%, 11/14/03 .................   AAA    $   65    $    66,932
  Fannie Mae 6.625%, 9/15/09 .................   AAA        80         85,455
                                                                  -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $147,820) .................................        152,387
                                                                  -----------
CORPORATE BONDS--0.4%
BEVERAGES (ALCOHOLIC)--0.1%
  Anheuser Busch Cos., Inc. 6%, 4/15/11 ......   A+         15         15,169
CHEMICALS--0.3%
  Lyondell Chemical Cos. 9.625%, 5/1/07 ......   BB         66         66,825
                                                                  -----------
TOTAL CORPORATE BONDS
  (Identified cost $81,928) ..................................         81,994
                                                                  -----------
CONVERTIBLE BONDS--0.5%
BROADCASTING (TELEVISION, RADIO & CABLE)--0.5%
  Clear Channel Communication, Inc. Cv
    2.625%, 4/1/03 ...........................   BBB-       98         99,960
                                                                  -----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $107,154) .................................         99,960
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--93.5%
  (Identified cost $18,836,990) ..............................     19,454,928
                                                                  -----------
SHORT-TERM OBLIGATIONS--6.2%
COMMERCIAL PAPER--4.3%
  Tyco Capital Corp. 1.78%, 1/2/02 ...........   A-1       900        899,956
                                                                  -----------
FEDERAL AGENCY SECURITIES--1.9%
  Freddie Mac 1.51%, 1/2/02 ..................   AAA       400        399,983
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,299,939) ...............................      1,299,939
                                                                  -----------
TOTAL INVESTMENTS--99.7%
  (Identified cost $20,136,929) ..............................     20,754,867(a)
  Other assets and liabilities, net--0.3% ....................         54,078
                                                                  -----------
NET ASSETS--100.0% ............................................   $20,808,945
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,583,575 and gross depreciation of $1,028,723 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $20,200,015.
(b) Non-income producing.

                       See Notes to Financial Statements

                        PHOENIX-JANUS CORE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $20,136,929)      $20,754,867
Cash .......................................................           65,222
Receivables
  Investment securities sold ...............................           34,227
  Interest and dividends ...................................           24,941
  Fund shares sold .........................................            8,845
Prepaid expenses ...........................................              160
                                                                  -----------
    Total assets ...........................................       20,888,262
                                                                  -----------
LIABILITIES
Payables
  Fund shares repurchased ..................................            9,313
  Professional fee .........................................           27,499
  Printing fee .............................................           25,901
  Investment advisory fee ..................................            5,286
  Financial agent fee ......................................            4,423
  Trustees' fee ............................................            3,262
Accrued expenses ...........................................            3,633
                                                                  -----------
    Total liabilities ......................................           79,317
                                                                  -----------
NET ASSETS .................................................      $20,808,945
                                                                  ===========

NET ASSETS CONSIST OF:

  Capital paid in on shares of beneficial interest .........      $24,028,103
  Accumulated net realized loss ............................       (3,837,070)
  Net unrealized appreciation ..............................          617,912
                                                                  -----------
NET ASSETS .................................................      $20,808,945
                                                                  ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ..................................        2,399,164
                                                                  ===========
Net asset value and offering price per share ...............            $8.67
                                                                        =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends ................................................      $   218,473
  Interest .................................................          106,988
  Foreign taxes withheld ...................................           (1,382)
                                                                  -----------
    Total investment income ................................          324,079
                                                                  -----------
EXPENSES
  Investment advisory fee ..................................          159,545
  Financial agent fee ......................................           50,167
  Professional .............................................           29,482
  Printing .................................................           29,116
  Custodian ................................................           20,161
  Trustees .................................................            8,430
  Miscellaneous ............................................            7,620
                                                                  -----------
    Total expenses .........................................          304,521
    Less expenses borne by investment adviser ..............         (116,357)
    Custodian fees paid indirectly .........................             (466)
                                                                  -----------
    Net expenses ...........................................          187,698
                                                                  -----------
NET INVESTMENT INCOME ......................................          136,381
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..........................       (3,016,503)
  Net realized loss on foreign currency ....................             (408)
  Net change in unrealized appreciation (depreciation)
    on investments .........................................          722,346
                                                                  -----------
NET LOSS ON INVESTMENTS ....................................       (2,294,565)
                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......      $(2,158,184)
                                                                  ===========

                        See Notes to Financial Statements

                        PHOENIX-JANUS CORE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED      YEAR ENDED
                                                                                    12/31/01        12/31/00
                                                                                  -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ...............................................    $   136,381      $    79,592
  Net realized gain (loss) ...................................................     (3,016,911)        (823,899)
  Net change in unrealized appreciation (depreciation) .......................        722,346         (234,850)
                                                                                  -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................     (2,158,184)        (979,157)
                                                                                  -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ......................................................       (144,397)         (78,810)
  Net realized short-term gains ..............................................             --           (1,392)
                                                                                  -----------      -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................       (144,397)         (80,202)
                                                                                  -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,689,380 and 1,461,504 shares, respectively)     15,217,081       15,406,145
  Net asset value of shares issued from reinvestment of distributions
    (16,625 and 8,000 shares, respectively) ..................................        144,397           80,202
  Cost of shares repurchased (807,498 and 186,518 shares, respectively) ......     (7,077,525)      (1,903,529)
                                                                                  -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................      8,283,953       13,582,818
                                                                                  -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ......................................      5,981,372       12,523,459
NET ASSETS
  Beginning of period ........................................................     14,827,573        2,304,114
                                                                                  -----------      -----------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF $0 AND ($751), RESPECTIVELY) ........................    $20,808,945      $14,827,573
                                                                                  ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     YEAR ENDED
                                                           DECEMBER 31,           FROM INCEPTION
                                                    -------------------------       12/15/99 TO
                                                    2001(7)            2000          12/31/99
                                                    ------             ------     --------------
Net asset value, beginning of period ....           $ 9.88             $10.59         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........             0.07(6)            0.06           0.01
  Net realized and unrealized gain (loss)            (1.22)             (0.71)          0.58
                                                    ------             ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ....            (1.15)             (0.65)          0.59
                                                    ------             ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..            (0.06)             (0.06)            --
  Dividends from net realized gains .....               --                 --(4)          --
                                                    ------             ------         ------
    TOTAL DISTRIBUTIONS .................            (0.06)             (0.06)            --
                                                    ------             ------         ------
CHANGE IN NET ASSET VALUE ...............            (1.21)             (0.71)          0.59
                                                    ------             ------         ------
NET ASSET VALUE, END OF PERIOD ..........           $ 8.67             $ 9.88         $10.59
                                                    ======             ======         ======
Total return ............................           (11.63)%            (6.13)%         5.86%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...          $20,809            $14,828         $2,304
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ................             1.00%(5)           1.00%          1.00%(1)
  Net investment income .................             0.73%              0.82%          1.89%(1)
Portfolio turnover rate .................               99%               107%            11%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.62%, 2.54% and 18.81% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(4) Amount is less than $0.01.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) Computed using average shares outstanding.
(7) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 0.78% to 0.73%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                       See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

INVESTOR PROFILE
     The Fund is appropriate for investors seeking maximum total return, consistent with preservation of capital.

INVESTMENT ADVISER'S REPORT
     For the year ending December 31, 2001, the Portfolio offered a return of 7.24% and lagged its benchmark, the Lehman Brothers Government/Credit Bond Index(1), which returned 8.50%.

     Within the bond market, a divergent pattern evolved. On the short end, rates fell, following the lead of the Federal Reserve's 11 rate cuts. Meanwhile, rates on longer-term notes and bonds eased upward, reflecting the market's expectations for an economic rebound in 2002. The long end of the market also experienced some localized volatility due to the early November announcement that the U.S. Treasury would no longer issue 30-year bonds.

     High-yield positions account for about 10% of the Portfolio, and we limit our focus to better quality offerings within the riskier high-yield landscape. One contributor here was the nation's number 2 trash transporter Allied Waste Industries, which reiterated a corporate-wide focus on boosting free cash flow and shrinking its debt load.

     Diminishing the Portfolio's performance were positions in Treasuries and longer-term debt issued by Fannie Mae, as long-term interest rates perked up to reflect an expected recovery. Prices on these holdings, which we consider core positions, eased accordingly.

OUTLOOK
     Our focus remains on corporations equipped to ride out the current uncertain economy. We're also seeking out better-quality debt with higher yields. I'm optimistic that the economy should see some positive influence from the cheap short-term lending rates and the fiscal stimulus plan. However, I don't feel the magnitude of the recovery is going to be so great as to cause inflation to jump and hurt the fixed-income markets.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           Lehman Brothers Government/      Lehman Brothers
               Flexible Income Series         Credit Bond Index(1)       Aggregate Bond Index(2)
12/15/99             $10,000.00                    $10,000.00                 $10,000.00
12/31/99              10,002.40                      9,941.50                   9,952.50
12/29/00              10,645.20                     11,119.50                  11,109.60
12/31/01              11,415.70                     12,064.90                  12,047.60

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                        FROM
                                                                      INCEPTION
                                                                     12/15/99 TO
                                                           1 YEAR     12/31/01
--------------------------------------------------------------------------------
Flexible Income Series                                      7.24%       6.68%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index(1)             8.50%       9.61%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)                     8.44%       9.53%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The Lehman Brothers Government/Credit Bond Index is an unmanaged, commonly used measure of bond performance.
(2) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance and is provided for general comparative purposes. The indices are not available for direct investment.

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (UNAUDITED) (000)        VALUE
                                            ----------- ------    -----------
U.S. GOVERNMENT SECURITIES--7.8%
U.S. TREASURY BONDS--4.3%
  U.S. Treasury Bonds 6.25%, 5/15/30 .........   AAA    $  810    $   877,426
  U.S. Treasury Bonds 5.375%, 2/15/31 ........   AAA       265        261,274
                                                                  -----------
                                                                    1,138,700
                                                                  -----------
U.S. TREASURY NOTES--3.5%
  U.S. Treasury Notes 3.50%, 11/15/06 ........   AAA       290        279,555
  U.S. Treasury Notes 5%, 8/15/11 ............   AAA       660        658,350
                                                                  -----------
                                                                      937,905
                                                                  -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $2,136,849) ...............................      2,076,605
                                                                  -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--27.9%
  Fannie Mae 4.75%, 1/2/07 ...................   AAA       295        293,023
  Fannie Mae 5%, 1/15/07 .....................   Aaa(f)  3,115      3,128,021
  Fannie Mae 6.25%, 2/1/11 ...................   AA-     1,000      1,017,136
  Fannie Mae 6%, 5/15/11 .....................   AAA     2,160      2,194,804
  Fannie Mae 6.625%, 11/15/30 ................   AAA       800        836,959
                                                                  -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $7,489,485) ...............................      7,469,943
                                                                  -----------
CORPORATE BONDS--57.6%
BEVERAGES (NON-ALCOHOLIC)--0.8%
  Coca Cola Enterprises, Inc. 6.125%, 8/15/11    A         225        226,415
                                                                  -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--4.7%
  Adelphia Communications 8.125%, 7/15/03 ....   NA(f)     295        294,262
  CSC Holdings, Inc. 7.625%, 4/1/11 ..........   BB+       300        300,906
  Echostar DBS Corp. 144A 9.125%, 1/15/09 (b)    B+        335        337,513
  Fox Sports Networks LLC 8.875%, 8/15/07 ....   BBB-      250        258,750
  Mediacom Broadband LLC 11%, 7/15/13 ........   B+         55         60,638
                                                                  -----------
                                                                    1,252,069
                                                                  -----------
COMPUTERS (HARDWARE)--0.9%
  International Business Machines Corp. ......
    4.875%, 10/1/06 ..........................   A+        250        248,075
                                                                  -----------
CONSUMER FINANCE--1.0%
  Ford Motor Credit Corp. 5.75%, 2/23/04 .....   BBB+      250        254,086
                                                                  -----------
ELECTRIC COMPANIES--3.7%
  Carolina Power and Light Co. 6.65%, 4/1/08 .   BBB+      150        153,858
  Cinergy Corp. 6.25%, 9/1/04 ................   BBB+      180        181,108
  FirstEnergy Corp. 6.45%, 11/15/11 ..........   BBB-      240        234,159
  PSEG Power LLC 6.875%, 4/15/06 .............   BBB       250        256,020
  PSEG Power LLC 7.75%, 4/15/11 ..............   BBB       150        157,195
                                                                  -----------
                                                                      982,340
                                                                  -----------
ELECTRONICS (DEFENSE)--1.7%
  Raytheon Co. 6.50%, 7/15/05 ................   BBB       200        206,564
  Raytheon Co. 6.15%, 11/1/08 ................   BBB-      250        248,332
                                                                  -----------
                                                                      454,896
                                                                  -----------
ENTERTAINMENT--1.9%
  AOL Time Warner, Inc. 6.125%, 4/15/06 ......   BBB+      200        204,286
  Viacom, Inc. 6.40%, 1/30/06 ................   A-        300        309,527
                                                                  -----------
                                                                      513,813
                                                                  -----------
FINANCIAL (DIVERSIFIED)--2.3%
  Citigroup, Inc. 7.25%, 10/1/10 .............   A+         50         53,584
  Golden State Bancorp, Inc. 7%, 8/1/03 ......   BB+       400        403,580
  Golden State Bancorp, Inc. 7.125%, 8/1/05 ..   BB+       165        165,642
                                                                  -----------
                                                                      622,806
                                                                  -----------

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (UNAUDITED) (000)        VALUE
                                            ----------- ------    -----------
FOODS--3.8%
  Conagra Foods, Inc. 6.75%, 9/15/11 .........   BBB+   $  175    $   178,789
  Hormel Foods Corp. 144A 6.625%, 6/1/11 (b) .   A         150        150,998
  Kellogg Co. Series B 5.50%, 4/1/03 .........   BBB       250        256,133
  Kellogg Co. Series B 6%, 4/1/06 ............   BBB       225        230,401
  Kellogg Co. Series B 6.60%, 4/1/11 .........   BBB       200        205,550
                                                                  -----------
                                                                    1,021,871
                                                                  -----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.5%
  Hard Rock Hotel, Inc. Series B 9.25%, 4/1/05   B-        150        144,750
                                                                  -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--3.6%
  HCA, Inc. 6.91%, 6/15/05 ...................   BB+       305        314,004
  HCA, Inc. 7.875%, 2/1/11 ...................   BB+        75         76,875
  Tenet Healthcare Corp. 6.375%, 12/1/11 .....   BBB       195        188,593
  Tenet Healthcare Corp. 144A 5.375%,
    11/15/06 (b) .............................   BBB       400        391,245
                                                                  -----------
                                                                      970,717
                                                                  -----------
HEALTH CARE (MANAGED CARE)--2.3%
  UnitedHealth Group, Inc. 7.50%, 11/15/05 ...   A         140        149,000
  Wellpoint Health Network 6.375%, 6/15/06 ...   A-        455        464,006
                                                                  -----------
                                                                      613,006
                                                                  -----------
HEALTH CARE (SPECIALIZED SERVICES)--3.9%
  HEALTHSOUTH Corp. 8.50%, 2/1/08 ............   BBB-      225        235,125
  HEALTHSOUTH Corp. 144A 7.375%,
    10/1/06 (b) ..............................   BBB-      300        301,500
  Quest Diagnostic Inc. 7.50%, 7/12/11 .......   BBB-      250        257,855
  Quest Diagnostic, Inc. 6.75%, 7/12/06 ......   BBB-      250        256,727
                                                                  -----------
                                                                    1,051,207
                                                                  -----------
HOMEBUILDING--0.3%
  KB Home 8.625%, 12/15/08 ...................   BB-        75         75,750
                                                                  -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.6%
  Dial Corp. (The) 7%, 8/15/06 ...............   BBB-      280        281,734
  Dial Corp. (The) 6.50%, 9/15/08 ............   BBB-      150        143,833
                                                                  -----------
                                                                      425,567
                                                                  -----------
LEISURE TIME (PRODUCTS)--0.4%
  Bally Total Fitness Holding Corp. Series D
    9.875%, 10/15/07 .........................   B-        100        102,500
                                                                  -----------
LODGING - HOTELS--0.3%
  Host Marriott LP144A 9.50%, 1/15/07 (b) ....   BB         90         90,562
                                                                  -----------
MEDICAL PRODUCTS & SUPPLIES--0.2%
  Vicar Operating, Inc.144A 9.875%, 12/1/09 (b)  B-         60         61,500
OIL--2.1%
  Conoco Funding Co. 5.45%, 10/15/06 .........   BBB+      270        276,291
  Conoco Funding Co. 6.35%, 10/15/11 .........   BBB+      155        156,358
  Occidental Petroleum Corp. 6.75%, 1/15/12 ..   BBB       130        129,547
                                                                  -----------
                                                                      562,196
                                                                  -----------
OIL & GAS (DRILLING & EQUIPMENT)--0.6%
  Kinder Morgan Energy Partners LP 6.75%,
    3/15/11 ..................................   A-        100         99,989
  Kinder Morgan Energy Partners LP 7.40%,
    3/15/31 ..................................   A-         50         50,167
                                                                  -----------
                                                                      150,156
                                                                  -----------
OIL & GAS (EXPLORATION & PRODUCTION)--0.3%
  Louis Dreyfus Natural Gas 6.875%, 12/1/07 ..   BBB+       70         72,491
                                                                  -----------
POWER PRODUCERS (INDEPENDENT)--0.6%
  Calpone Corp. 8.50%, 2/15/11 ...............   BB+       175        159,487
                                                                  -----------

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (UNAUDITED) (000)        VALUE
                                            ----------- ------    -----------
RETAIL (FOOD CHAINS)--6.7%
  Delhaize America, Inc. 8.125%, 4/15/11 .....   BBB-   $  250    $   274,401
  Delhaize America, Inc. 144A 7.375%,
    4/15/06 (b) ..............................   BBB-      160        169,623
  Kroger Co. 7.15%, 3/1/03 ...................   BBB-       70         73,064
  Kroger Co. 7.375%, 3/1/05 ..................   BBB-      155        163,673
  Kroger Co. 7.45%, 3/1/08 ...................   BBB-      425        456,453
  Kroger Co. 7.50%, 4/1/31 ...................   BBB-      185        194,187
  Safeway, Inc. 3.625%, 11/5/03 ..............   BBB        90         89,495
  Safeway, Inc. 6.15%, 3/1/06 ................   BBB       205        210,466
  Safeway, Inc. 6.50%, 3/1/11 ................   BBB       150        152,946
                                                                  -----------
                                                                    1,784,308
                                                                  -----------
RETAIL (GENERAL MERCHANDISE)--1.0%
  Wal-Mart Stores, Inc. 6.875%, 8/10/09 ......   AA        250        270,572
                                                                  -----------
SERVICES (COMMERCIAL & CONSUMER)--1.7%
  Cendant Corp. 144A 6.875%, 8/15/06 (b) .....   BBB       200        193,187
  PHH Corp. Series MTN 8.125%, 2/3/03 ........   A-        250        249,937
                                                                  -----------
                                                                      443,124
                                                                  -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.0%
  Cingular Wireless 6.50%, 12/15/11 ..........   A+         90         91,184
  Cingular Wireless 144A 7.125%, 12/15/31 (b)    A+         65         66,171
  Verizon Global Funding Corp. Series BR
    5.75%, 4/1/03 ............................   A+        450        457,290
  Verizon Wireless 144A 5.375%, 12/15/06 (b) .   A+        200        199,084
                                                                  -----------
                                                                      813,729
                                                                  -----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.5%
  Qwest Capital Funding 144A 6.25%,
    7/15/05 (b) ..............................   BBB+      250        247,890
  Sprint Capital Corp. 144A 6%, 1/15/07 (b) ..   BBB+      165        163,826
                                                                  -----------
                                                                      411,716
                                                                  -----------
TELEPHONE--1.0%
  Qwest Capital Funding Cons Nts 5.875%
    8/3/04 5.875%, 8/3/04 ....................   BBB+      280        277,171
                                                                  -----------
WASTE MANAGEMENT--5.2%
  Allied Waste North America, Inc. Series B
    7.625%, 1/1/06 ...........................   BB-       200        198,500
  Republic Service, Inc. 6.75%, 8/15/11 ......   BBB       200        200,268
  Waste Management, Inc. 7%, 10/1/04 .........   BBB       500        518,514
  Waste Management, Inc. 7.38%, 8/1/10 .......   BBB       455        465,978
                                                                  -----------
                                                                    1,383,260
                                                                  -----------
TOTAL CORPORATE BONDS
  (Identified cost $15,220,937) ..............................     15,440,140
                                                                  -----------

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (UNAUDITED) (000)        VALUE
                                            ----------- ------    -----------
FOREIGN GOVERNMENT SECURITIES--0.2%
MEXICO--0.2%
  United Mexican States Global Bond 8.375%,
    1/14/11 ..................................   BB+    $   60    $    62,250
                                                                  -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $61,746) ..................................         62,250
                                                                  -----------
FOREIGN CORPORATE BONDS--0.7%
FRANCE--0.7%
  France Telecom 144A 7.75%, 3/1/11 (b) ......   A-        170        182,088
                                                                  -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $179,157) .................................        182,088
                                                                  -----------
CONVERTIBLE BONDS--0.0%
COMPUTERS (NETWORKING)--0.0%
  Candescent Technologies Cv. 144A 8%,
    5/1/03 (b)(c)(d)(e) ......................   NA         50          4,250
                                                                  -----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $42,439) ..................................          4,250
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--94.2%
  (Identified cost $25,130,614) ..............................     25,235,276
                                                                  -----------
SHORT-TERM OBLIGATIONS--4.9%
COMMERCIAL PAPER--4.9%
  Tyco International Ltd. 1.78%, 1/2/02 ......   A-1     1,300      1,299,936
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,299,936) ...............................      1,299,936
                                                                  -----------
TOTAL INVESTMENTS--99.1%
  (Identified cost $26,430,550) ..............................     26,535,212(a)
  Other assets and liabilities, net--0.9% ....................        253,233
                                                                  -----------
NET ASSETS--100.0% ...........................................    $26,788,445
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $325,525 and gross depreciation of $258,603 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $26,468,290.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $2,559,437 or 9.6% of net assets.
(c) Non-income producing.
(d) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2001, this security, which is included in the illiquid securities below, amounted to a value of $4,250 or 0.02% of net assets.
(e) Illiquid. At December 31, 2001, this security amounted to a value of $4,250 or 0.02% of net assets.
(f) As rated by Moody's or Fitch.

                       See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value
  (Identified cost $26,430,550) ........................      $26,535,212
Cash ...................................................           23,904
Receivables
  Interest .............................................          383,574
  Fund shares sold .....................................           34,885
Prepaid expenses .......................................              150
                                                              -----------
    Total assets .......................................       26,977,725
                                                              -----------
LIABILITIES
Payables
  Investment securities purchased ......................           89,604
  Fund shares repurchased ..............................           36,867
  Professional fee .....................................           27,549
  Printing fee .........................................           18,189
  Investment advisory fee ..............................            6,041
  Financial agent fee ..................................            4,768
  Trustees' fee ........................................            3,262
Accrued expenses .......................................            3,000
                                                              -----------
    Total liabilities ..................................          189,280
                                                              -----------
NET ASSETS .............................................      $26,788,445
                                                              ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....      $26,736,811
  Undistributed net investment income ..................           16,381
  Accumulated net realized loss ........................          (69,409)
  Net unrealized appreciation ..........................          104,662
                                                              -----------
NET ASSETS .............................................      $26,788,445
                                                              ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ..............................        2,615,047
                                                              ===========
Net asset value and offering price per share ...........           $10.24
                                                                   ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Interest .............................................       $1,220,469
                                                               ----------
    Total investment income ............................        1,220,469
                                                               ----------
EXPENSES
  Investment advisory fee ..............................          156,044
  Financial agent fee ..................................           52,045
  Professional .........................................           28,500
  Printing .............................................           22,102
  Custodian ............................................           17,626
  Trustees .............................................            8,431
  Miscellaneous ........................................           10,410
                                                               ----------
    Total expenses .....................................          295,158
    Less expenses borne by investment adviser ..........         (109,321)
    Custodian fees paid indirectly .....................             (539)
                                                               ----------
    Net expenses .......................................          185,298
                                                               ----------
NET INVESTMENT INCOME ..................................        1,035,171
                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ......................          314,331
  Net realized loss on foreign currency ................             (754)
  Net change in unrealized appreciation
   (depreciation) on investments .......................         (154,312)
                                                               ----------
NET GAIN ON INVESTMENTS ................................          159,265
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...       $1,194,436
                                                               ==========

                       See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                     YEAR ENDED        YEAR ENDED
                                                                                                      12/31/01          12/31/00
                                                                                                     -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ..................................................................    $ 1,035,171      $   559,943
  Net realized gain (loss) ......................................................................        313,577         (202,563)
  Net change in unrealized appreciation (depreciation) ..........................................       (154,312)         265,821
                                                                                                     -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................      1,194,436          623,201
                                                                                                     -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .........................................................................     (1,025,894)        (538,047)
  Net realized short-term gains .................................................................       (125,681)              --
  Net realized long-term gains ..................................................................        (69,856)              --
                                                                                                     -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................................     (1,221,431)        (538,047)
                                                                                                     -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,804,732 and 734,472 shares, respectively) ....................     18,830,362        7,378,359
  Net asset value of shares issued from reinvestment of distributions (119,019 and 53,762 shares,
    respectively) ...............................................................................      1,221,431          538,047
  Cost of shares repurchased (552,536 and 68,543 shares, respectively) ..........................     (5,782,897)        (686,671)
                                                                                                     -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................     14,268,896        7,229,735
                                                                                                     -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................     14,241,901        7,314,889
NET ASSETS
  Beginning of period ...........................................................................     12,546,544        5,231,655
                                                                                                     -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $16,381 AND $9,338,
    RESPECTIVELY) ...............................................................................    $26,788,445      $12,546,544
                                                                                                     ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                           YEAR ENDED
                                                           DECEMBER 31,                     FROM INCEPTION
                                                    ----------------------------             12/15/99 TO
                                                    2001(8)                2000                12/31/99
                                                    ------                ------            --------------
Net asset value, beginning of period ....           $10.09                $ 9.98               $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........             0.55(7)               0.53                 0.02
  Net realized and unrealized gain (loss)             0.17                  0.10                (0.02)
                                                    ------                ------               ------
    TOTAL FROM INVESTMENT OPERATIONS ....             0.72                  0.63                   --
                                                    ------                ------               ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..            (0.49)                (0.52)               (0.02)
  Dividends from net realized gains .....            (0.08)                   --                   --
                                                    ------                ------               ------
    TOTAL DISTRIBUTIONS .................            (0.57)                (0.52)               (0.02)
                                                    ------                ------               ------
CHANGE IN NET ASSET VALUE ...............             0.15                  0.11                (0.02)
                                                    ------                ------               ------
NET ASSET VALUE, END OF PERIOD ..........           $10.24                $10.09               $ 9.98
                                                    ======                ======               ======
Total return ............................             7.24%                 6.43%                0.02%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...       $   26,788            $   12,547            $   5,232
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ....................             0.95%(4)(6)           1.00(4)(5)           0.95%(1)(3)
  Net investment income .................             5.31%                 6.63%                4.81%(1)
Portfolio turnover rate .................              305%                  227%                   0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.18% for the period ended December 31, 1999.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.51% and 2.47% for the periods ended December 31, 2001 and 2000, respectively.
(5) For the year ended December 31, 2000, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would have been 0.95%.
(6) For the year ended December 31, 2001 the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would not significantly differ.
(7) Computed using average shares outstanding.
(8) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.41% to 5.31%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                       See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES

INVESTOR PROFILE
     The Fund is appropriate for investors seeking long-term growth of capital in a manner consistent with the preservation of capital.

INVESTMENT ADVISER'S REPORT
     Volatility was prevalent throughout much of the economic landscape in 2001. With unemployment rising to a six-year high and earnings by U.S. companies increasingly dismal, the Federal Reserve lowered interest rates 11 times to 1.75%. This influx of liquidity helped consumer spending hold up surprisingly well despite the terrorist attacks of September 11th. In this environment, the Portfolio fell 23.84%, underperforming its benchmark, the S&P 500 Index(1) which fell 11.87%.

     Among our top performers was Microsoft. While it may be surprising that a technology name gained ground during the year, the software giant is often considered a safe haven in the industry with its dominant market share and solid cash flow. Investor perception aside, the company reported a number of positive developments, including its antitrust settlement with the U.S. Justice Department. Though there are still pending lawsuits with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox.

     Elsewhere, one of our more defensive holdings, General Electric, ended the period in negative territory. Nonetheless, CEO Jeffrey Immelt said the company expects to grow earnings 17%-18% in 2002 during a recent meeting. Furthermore, GE plans to launch an aggressive acquisition campaign as a result of its strong balance sheet and weak economic conditions, which should enable it to take advantage of some excellent buying opportunities.

OUTLOOK
     Going forward, the economic outlook continues to be uncertain. With that in mind, we will maintain our balanced investment approach. That is, weighing a company's risk against its reward while being valuation sensitive.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Growth Series                S&P 500 Index(1)
12/15/99             $10,000.00                    $10,000.00
12/31/99              10,599.90                     10,400.00
12/29/00               9,415.93                      9,444.51
12/31/01               7,171.17                      8,322.99

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
                                                                  FROM
                                                                INCEPTION
                                                               12/15/99 TO
                                                    1 YEAR      12/31/01
--------------------------------------------------------------------------
Growth Series                                       (23.84)%     (15.00)%
--------------------------------------------------------------------------
S&P 500 Index(1)                                    (11.87)%      (8.58)%
--------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.

                           PHOENIX-JANUS GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                       SHARES        VALUE
                                                       -------    -----------
COMMON STOCKS--84.6%
BANKS (MAJOR REGIONAL)--2.4%
  Bank of New York Co., Inc. (The) ...................  40,025    $ 1,633,020
                                                                  -----------
BEVERAGES (ALCOHOLIC)--1.9%
  Anheuser-Busch Cos., Inc. ..........................  29,700      1,342,737
                                                                  -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--11.8%
  Cablevision Systems Corp.-Rainbow Media Group (b) ..  37,560        927,732
  Cablevision Systems New York Group .................  26,650      1,264,543
  Comcast Corp. Class A (b) ..........................  83,190      2,994,840
  Liberty Media Corp. Class A (b) .................... 206,900      2,896,600
                                                                  -----------
                                                                    8,083,715
                                                                  -----------
COMPUTERS (SOFTWARE & SERVICES)--6.9%
  Microsoft Corp. (b) ................................  57,255      3,793,144
  Oracle Corp. (b) ...................................  70,650        975,676
                                                                  -----------
                                                                    4,768,820
                                                                  -----------
ELECTRICAL EQUIPMENT--6.1%
  General Electric Co. ...............................  80,025      3,207,402
  Symbol Technologies, Inc. ..........................  62,015        984,798
                                                                  -----------
                                                                    4,192,200
                                                                  -----------
ELECTRONICS (SEMICONDUCTORS)--4.2%
  Linear Technology Corp. ............................  47,465      1,853,034
  Texas Instruments, Inc. ............................  38,245      1,070,860
                                                                  -----------
                                                                    2,923,894
                                                                  -----------
ENGINEERING & CONSTRUCTION--1.1%
  Fluor Corp .........................................  20,655        772,497
                                                                  -----------
ENTERTAINMENT--8.3%
  AOL Time Warner, Inc. (b) ..........................  60,425      1,939,642
  Metro-Goldwyn-Maher, Inc. ..........................  36,895        808,001
  Viacom, Inc. Class B (b) ...........................  66,275      2,926,041
                                                                  -----------
                                                                    5,673,684
                                                                  -----------
EQUIPMENT (SEMICONDUCTORS)--2.5%
  Applied Materials, Inc. (b) ........................  42,820      1,717,082
                                                                  -----------
FINANCIAL (DIVERSIFIED)--11.2%
  Citigroup, Inc. ....................................  72,950      3,682,516
  Fannie Mae .........................................  36,200      2,877,900
  Morgan Stanley Dean Witter & Co. ...................  19,845      1,110,130
                                                                  -----------
                                                                    7,670,546
                                                                  -----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--2.4%
  MGM Mirage, Inc. (b) ...............................  58,400      1,686,008
                                                                  -----------
HEALTH CARE (DIVERSIFIED)--1.6%
  American Home Products Corp. .......................  17,995      1,104,173
                                                                  -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--10.6%
  Genentech, Inc. (b) ................................  55,820      3,028,235
  Pfizer, Inc. .......................................  79,368      3,162,815
  Schering-Plough Corp. ..............................  29,915      1,071,256
                                                                  -----------
                                                                    7,262,306
                                                                  -----------

                                                       SHARES        VALUE
                                                       -------    -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.7%
  Colgate-Palmolive Co. ..............................  20,080    $ 1,159,620
                                                                  -----------
INVESTMENT BANKING/BROKERAGE--1.3%
  Schwab (Charles) Corp. (The) .......................  57,375        887,591
                                                                  -----------
MANUFACTURING (DIVERSIFIED)--1.4%
  Honeywell International, Inc. ......................  27,610        933,770
                                                                  -----------
OIL & GAS (EXPLORATION & PRODUCTION)--3.6%
  Anadarko Petroleum Corp. ...........................  43,025      2,445,971
                                                                  -----------
OIL (INTERNATIONAL INTEGRATED)--0.9%
  Exxon Mobil Corp. ..................................  16,360        642,948
                                                                  -----------
RETAIL (DRUG STORES)--1.8%
  Walgreen Co. .......................................  37,150      1,250,469
                                                                  -----------
RETAIL (GENERAL MERCHANDISE)--1.9%
  Wal-Mart Stores, Inc. ..............................  22,695      1,306,097
                                                                  -----------
TELEPHONE--1.0%
  Qwest Communications International, Inc. ...........  48,940        691,522
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $64,835,977) ..............................     58,148,670
                                                                  -----------
FOREIGN COMMON STOCKS--9.2%
COMMUNICATIONS EQUIPMENT--4.1%
  Nokia Oyj ADR (Finland) ............................ 115,645      2,836,772
                                                                  -----------
ELECTRICAL EQUIPMENT--2.6%
  Flextronics International Ltd. (Singapore) (b) .....  73,185      1,755,708
                                                                  -----------
EQUIPMENT (SEMICONDUCTORS)--1.8%
  ASML Holdings NV Registered Shares (Netherlands) (b)  72,700      1,239,535
                                                                  -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.7%
  Vodafone Group plc ADR (United Kingdom) ............  19,325        496,266
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $9,217,297) ...............................      6,328,281
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--93.8%
  (Identified cost $74,053,274) ..............................     64,476,951
                                                                  -----------

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (UNAUDITED) (000)
                                            ----------- ------
SHORT-TERM OBLIGATIONS--6.4%
COMMERCIAL PAPER--4.4%
  Tyco Capital Corp. 1.78%, 1/2/02 ...........   A-1   $ 3,000      2,999,852
                                                                  -----------
FEDERAL AGENCY SECURITIES--2.0%
  Freddie Mac 1.51%, 1/2/02 ..................   AAA     1,400      1,399,941
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $4,399,793) ...............................      4,399,793
                                                                  -----------
TOTAL INVESTMENTS--100.2%
  (Identified Cost $78,453,067) ..............................     68,876,744(a)
  Other assets and liabilities, net--(0.2)% ..................       (133,699)
                                                                  -----------
NET ASSETS--100.0% ...........................................    $68,743,045
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,357,640 and gross depreciation of $13,038,026 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $78,557,130.
(b) Non-income producing.

                       See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value
  (Identified cost $78,453,067) ........................    $ 68,876,744
Cash ...................................................           2,675
Receivables
  Fund shares sold .....................................         111,016
  Dividends and interest ...............................          21,534
Prepaid expenses .......................................             626
                                                            ------------
    Total assets .......................................      69,012,595
                                                            ------------
LIABILITIES
Payables
  Fund shares repurchased ..............................         102,160
  Printing fee .........................................          80,453
  Investment advisory fee ..............................          45,410
  Professional fee .....................................          27,911
  Financial agent fee ..................................           7,464
  Trustees' fee ........................................           3,262
Accrued expenses .......................................           2,890
                                                            ------------
    Total liabilities ..................................         269,550
                                                            ------------
NET ASSETS .............................................    $ 68,743,045
                                                            ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....    $ 99,869,736
  Accumulated net realized loss ........................     (21,550,368)
  Net unrealized depreciation ..........................      (9,576,323)
                                                            ------------
NET ASSETS .............................................    $ 68,743,045
                                                            ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ..............................       9,597,020
                                                            ============
Net asset value and offering price per share ...........           $7.16
                                                                   =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends ............................................    $    375,190
  Interest .............................................         141,518
  Foreign taxes withheld ...............................          (4,101)
                                                            ------------
    Total investment income ............................         512,607
                                                            ------------
EXPENSES
  Investment advisory fee ..............................         586,240
  Financial agent fee ..................................          91,833
  Printing .............................................          84,271
  Professional .........................................          29,584
  Custodian ............................................          13,353
  Trustees .............................................           8,766
  Miscellaneous ........................................           7,912
                                                            ------------
    Total expenses .....................................         821,959
    Less expenses borne by investment adviser ..........        (131,384)
    Custodian fees paid indirectly .....................            (878)
                                                            ------------
    Net expenses .......................................         689,697
                                                            ------------
NET INVESTMENT LOSS ....................................        (177,090)
                                                            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ......................     (19,633,207)
  Net change in unrealized appreciation
    (depreciation) on investments ......................         (53,121)
                                                            ------------
NET LOSS ON INVESTMENTS ................................     (19,686,328)
                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $(19,863,418)
                                                            ============

                       See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                           YEAR ENDED      YEAR ENDED
                                                                                            12/31/01        12/31/00
                                                                                         ------------     ------------
FROM OPERATIONS
  Net investment income (loss) ......................................................    $   (177,090)    $     75,928
  Net realized gain (loss) ..........................................................     (19,633,207)      (1,917,161)
  Net change in unrealized appreciation
    (depreciation) ..................................................................         (53,121)      (9,656,464)
                                                                                         ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................     (19,863,418)     (11,497,697)
                                                                                         ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .............................................................              --          (76,831)
                                                                                         ------------     ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .........................              --          (76,831)
                                                                                         ------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (5,787,397 and 8,295,438 shares,
    respectively) ...................................................................      46,048,090       90,957,466
  Net asset value of shares issued from reinvestment of
    distributions  (0 and 7,930  shares,  respectively) .............................              --           76,831
  Cost of shares repurchased (3,580,790 and 1,221,888  shares,
    respectively) ...................................................................     (26,949,606)     (13,226,452)
                                                                                         ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .........................      19,098,484       77,807,845
                                                                                         ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS .............................................        (764,934)      66,233,317
NET ASSETS
  Beginning of period ...............................................................      69,507,979        3,274,662
                                                                                         ------------     ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0 AND $767,
    RESPECTIVELY) ...................................................................    $ 68,743,045     $ 69,507,979
                                                                                         ============     ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                             YEAR ENDED
                                                            DECEMBER 31,          FROM INCEPTION
                                                    -------------------------       12/15/99 TO
                                                     2001               2000         12/31/99
                                                    ------             ------     --------------
Net asset value, beginning of period ....           $ 9.41             $10.60         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........            (0.02)(5)           0.01           0.01
  Net realized and unrealized gain (loss)            (2.23)             (1.19)          0.59
                                                    ------             ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ....            (2.25)             (1.18)          0.60
                                                    ------             ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..               --              (0.01)            --
                                                    ------             ------         ------
    TOTAL DISTRIBUTIONS .................               --              (0.01)            --
                                                    ------             ------         ------
CHANGE IN NET ASSET VALUE ...............            (2.25)             (1.19)          0.60
                                                    ------             ------         ------
NET ASSET VALUE, END OF PERIOD ..........           $ 7.16             $ 9.41         $10.60
                                                    ======             ======         ======
Total return ............................           (23.84)%           (11.17)%         6.00%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...          $68,743            $69,508         $3,275
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ................             1.00%(4)           1.00%          1.00%(1)
  Net investment income .................            (0.26)%             0.15%          1.61%(1)
Portfolio turnover rate .................               35%                16%             0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.19%, 1.24% and 17.29% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(4) For the period ended December 31, 2001 the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares  outstanding.

                       See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES



INVESTOR PROFILE
     This Fund is appropriate for investors seeking long-term growth of capital and future income rather than current income.

INVESTMENT ADVISER'S REPORT
     For the 2 months ended December 31, 2001, the portfolio provided a total return of 6.89%. These returns, which include the reinvestment of any distributions, compare to a return of 7.58% over the same period for the portfolio benchmark, the Russell 1000 Growth Index(1). The Fund's return also compares to a 6.77% return over the same period for the the S&P 500 Index(2). Looking at the market for growth stocks overall, the past year was very difficult. Most market sectors suffered double-digit losses, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors -- such as technology and telecommunications.

     Throughout the year, we think uncertainty dampened investors' willingness to look beyond the next quarter or two of a company's potential performance. As a result, a number of companies that we viewed as long-term winners were severely punished for weakness we perceived as more short-term in nature. We saw this as an opportunity to buy these stocks, rather than withdraw into more-defensive issues or cash.

     We think our near-term underperformance was in large part a result of our remaining true to our style. We have stayed invested in growth stocks, we have not sought shelter in value stocks, and we have not retreated to a large cash position. Our shareholders have hired us to manage a large-cap growth portion of their overall portfolios, and that is how we have remained invested. And while the market penalized us for that discipline over the period, we believe we have positioned the fund to benefit in a recovering market. Our experience over a variety of market conditions has been that attempting to time the market by changing investment styles does not lead to strong long-term performance.

     On both an emotional and an economic level, the terrorist attacks of September 11th were the most significant event of the period. Beyond the human dimensions of the tragedy, which overshadow any other considerations, our sense is that September 11th accelerated an economic process that was already in place. We were in a period where corporate earnings were declining and the economy was slowing down. We think September 11th, by driving the market down sharply, may have caused it to reach a bottom earlier than would otherwise have been the case.

     The good news is that we think the conditions that may bring about a recovery are already in place. As of the end of the period, both interest rates and energy prices were down significantly from their peaks of about a year ago. Business inventories, which ballooned at the start of the economic downturn, have been drawn down to a point where we think new production will be necessary to meet demand. And companies have reined in their costs and reduced head count, which, although painful for employees in the short term, can make corporations more competitive in the long run. We think the combination of these factors points to a potential recovery in the second half of 2002. We would caution, however, that we believe whatever recovery we do get will be gradual, and some sectors will recover later than others.

     In the midst of a tough economic environment, our research uncovered opportunities in a number of areas over the period, and we adjusted the Portfolio's positioning to pursue those opportunities. Although we've kept a sizable piece of the portfolio invested in technology, our allocation to this sector has not been static. We reduced our exposure early in the period as corporate information technology spending ground to a virtual halt, causing inventories to mushroom and prices to plummet. Over the summer of 2001, however, we came to believe the sector was approaching a bottom. Stock valuations in many cases had come down to what we felt were attractive levels, inventories were down, and we saw signs of a slight uptick in demand. We began to selectively increase our technology exposure--for the first time in nearly two years.

     We don't expect technology spending to rebound to pre-2001 highs, but we do think the case can be made for gradual improvement over the coming 12 to 24 months. We also believe that a recovery won't be uniform across all areas of technology. For this reason, we favored software and semiconductor stocks over networking and telecommunications equipment stocks.

     Health care, leisure, and financial services stocks were three other areas where we found opportunity. Health care was a case in which valuations (stock prices in relation to factors such as earnings and cash flow) had risen in late 2000 to levels that we felt were too high, as investors sought alternatives to technology stocks. When health care valuations corrected in the first half of 2001, we seized the opportunity to increase our exposure to several pharmaceutical firms that we felt had promising products in their pipelines.

(1) The Russell 1000 Growth Index is an unmanaged, commonly used measure of large-cap growth-oriented stock total return performance.
(2) The S&P 500 is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.
The indices are not available for direct investment. Returns indicate past performance, which is not predictive of future performance.

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES


     Later in the period, we invested in several drug distribution firms that act as middlemen between drug manufacturers and large volume purchasers, such as hospitals and pharmacy chains. We felt the market was underestimating the long-term value of some of these distributors, especially those that had been effective in helping their customers cut costs.

     In the leisure sector, most of our investments were in advertising-sensitive media firms. Historically, advertising has been one of the first areas to suffer in a downturn, as corporations look for ways to cut expenses, and one of the first areas to benefit from a recovery. In retrospect, we may have been too early, although we still believe we are invested in the right companies. Over the period, our leisure investments did not perform as well as we had hoped. However, we believe that, in a reviving economy, these stocks could benefit as the market recognizes the firms that have been gaining market share during the downturn.

     In the financial services area, we have been invested in several commercial property and casualty insurance firms for some time. Over a year ago, our analysts saw the potential for a turnaround in this industry, which had been in a slump for over a decade. Underwriting losses had reduced the capacity to write policies, allowing insurance firms to raise policy prices for the first time in many years.

     Although the events of September 11th seemed to be a debacle for insurance firms, we would argue quite the opposite case. Strong companies with the reserves to sustain losses from the terrorist attacks may, we believe, find themselves with more pricing power as weaker competitors exit the business. In addition, we think demand for insurance coverage could increase in this environment.

     NOTES TO SHAREHOLDERS: EFFECTIVE WITH THIS REPORT, THE RUSSELL 1000 GROWTH INDEX HAS REPLACED THE STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) AS THE PORTFOLIO' BENCHMARK. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE PORTFOLIO'S PERFORMANCE. FOR COMPARISON, WE WILL ALSO CONTINUE TO PROVIDE RETURNS FOR THE S&P 500, A COMMONLY USED MEASURE OF THE BROAD STOCK MARKET.

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001




                                                        SHARES       VALUE
                                                        ------     ----------

COMMON STOCKS--88.7%
AEROSPACE/DEFENSE--0.6%
  Northrop Grumman Corp. ...........................       220     $   22,178
                                                                   ----------
AIR FREIGHT--0.7%
  FedEx Corp. (b) ..................................       560         29,053
                                                                   ----------
BANKS (MAJOR REGIONAL)--0.6%
  Mellon Financial Corp. ...........................       650         24,453
                                                                   ----------
BANKS (MONEY CENTER)--0.4%
  Bank of America Corp. ............................       270         16,996
                                                                   ----------
BEVERAGES (ALCOHOLIC)--0.3%
  Anheuser-Busch Cos., Inc. ........................       260         11,755
                                                                   ----------
BEVERAGES (NON-ALCOHOLIC)--0.7%
  PepsiCo, Inc. ....................................       550         26,779
                                                                   ----------
BIOTECHNOLOGY--2.4%
  Amgen, Inc. (b) ..................................       770         43,459
  Genzyme Corp. (b) ................................       670         40,106
  MedImmune, Inc. (b) ..............................       210          9,733
                                                                   ----------
                                                                       93,298
                                                                   ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.9%
  Clear Channel Communications, Inc. (b) ...........       990         50,401
  Comcast Corp. Class A (b)                                690         24,840
                                                                   ----------
                                                                       75,241
                                                                   ----------
CHEMICALS--0.8%
  Praxair, Inc. ....................................       540         29,835
                                                                   ----------
COMMUNICATIONS EQUIPMENT--0.7%
  QUALCOMM, Inc. (b) ...............................       520         26,260
                                                                   ----------
COMPUTERS (HARDWARE)--3.3%
  Brocade Communications Systems, Inc. (b) .........       440         14,572
  Dell Computer Corp. (b) ..........................     1,360         36,965
  International Business Machines Corp. ............       430         52,013
  Sun Microsystems, Inc. (b) .......................     2,230         27,429
                                                                   ----------
                                                                      130,979
                                                                   ----------
COMPUTERS (NETWORKING)--1.0%
  Cisco Systems, Inc. (b) ..........................     2,250         40,747
                                                                   ----------
COMPUTERS (PERIPHERALS)--0.4%
  EMC Corp. (b) ....................................       150          2,016
  Lexmark International, Inc. (b) ..................       200         11,800
                                                                   ----------
                                                                       13,816
                                                                   ----------
COMPUTERS (SOFTWARE & SERVICES)--7.5%
  Adobe Systems, Inc. ..............................       440         13,662
  Cadence Design Systems, Inc. (b) .................     1,050         23,016
  eBay, Inc. (b) ...................................       250         16,725
  Intuit, Inc. (b) .................................       280         11,979
  Microsoft Corp. (b) ..............................     1,040         68,900
  Oracle Corp. (b) .................................     2,840         39,220
  PeopleSoft, Inc. (b) .............................       470         18,894
  VeriSign, Inc. (b) ...............................       520         19,781
  VERITAS Software Corp. (b) .......................     1,840         82,487
                                                                   ----------
                                                                      294,664
                                                                   ----------
CONSUMER FINANCE--1.4%
  Capital One Financial Corp. ......................       680         36,686
  Household International,Inc. .....................       330         19,120
                                                                   ----------
                                                                       55,806
                                                                   ----------
DISTRIBUTORS (FOOD & HEALTH)--0.9%
  ARAMARK Corp. Class B (b) ........................        10            269
  Cardinal Health, Inc. ............................       530         34,270
                                                                   ----------
                                                                       34,539
                                                                   ----------

                                                        SHARES        VALUE
                                                        ------     ----------

ELECTRICAL EQUIPMENT--1.1%
  General Electric Co. .............................     1,110     $   44,489
                                                                   ----------
ELECTRONICS (SEMICONDUCTORS)--3.9%
  Analog Devices, Inc. (b) .........................       960         42,615
  Linear Technology Corp. ..........................       860         33,574
  Maxim Integrated Products, Inc. (b) ..............        20          1,050
  Micron Technology, Inc. (b) ......................       990         30,690
  National Semiconductor Corp. (b) .................       470         14,471
  Texas Instruments, Inc. ..........................     1,120         31,360
                                                                   ----------
                                                                      153,760
                                                                   ----------
ENTERTAINMENT--3.5%
  AOL Time Warner, Inc. (b) ........................       850         27,285
  Viacom, Inc. Class B (b) .........................     2,470        109,050
                                                                   ----------
                                                                      136,335
                                                                   ----------
FINANCIAL (DIVERSIFIED)--5.5%
  American Express Co. .............................     1,250         44,613
  Citigroup, Inc. ..................................     1,330         67,139
  Freddie Mac ......................................       820         53,628
  Morgan Stanley Dean Witter & Co. .................       760         42,514
  Prudential Financial, Inc. (b) ...................       280          9,293
                                                                   ----------
                                                                      217,187
                                                                   ----------
FOODS--0.5%
  General Mills, Inc. ..............................       400         20,804
                                                                   ----------
FOOTWEAR--0.8%
  NIKE, Inc. Class B ...............................       550         30,932
                                                                   ----------
HEALTH CARE (DIVERSIFIED)--5.8%
  Abbott Laboratories ..............................     1,120         62,440
  American Home Products Corp. .....................     1,440         88,358
  Johnson & Johnson ................................     1,340         79,194
                                                                   ----------
                                                                      229,992
                                                                   ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.9%
  Allergan, Inc. ...................................       240         18,012
  Forest Laboratories, Inc. (b) ....................       570         46,711
  Genentech, Inc. (b) ..............................       240         13,020
  Lilly (Eli) & Co. ................................       590         46,339
  Pfizer, Inc. .....................................     2,730        108,791
                                                                   ----------
                                                                      232,873
                                                                   ----------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.7%
  HCA, Inc. ........................................       730         28,134
                                                                   ----------
HEALTH CARE (MANAGED CARE)--1.2%
  UnitedHealth Group, Inc. .........................       670         47,416
                                                                   ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.2%
  Applied Biosystems Group - Applera Corp. .........       630         24,740
  Baxter International, Inc. .......................       210         11,262
  Boston Scientific Corp. (b) ......................       390          9,407
                                                                   ----------
                                                                       45,409
                                                                   ----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.2%
  Kimberly-Clark Corp. .............................       110          6,578
                                                                   ----------
INSURANCE (LIFE/HEALTH)--0.2%
  Principal Financial Group (The), Inc. (b) ........       270          6,480
                                                                   ----------
INSURANCE (MULTI-LINE)--1.8%
  American International Group, Inc. ...............       900         71,460
                                                                   ----------
INSURANCE BROKERS--0.4%
  Marsh & McLennan Cos., Inc. ......................       140         15,043
                                                                   ----------

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES


                                                        SHARES        VALUE
                                                        ------     ----------

INVESTMENT BANKING/BROKERAGE--2.6%
  Goldman Sachs Group, Inc. (The) ..................       550     $   51,013
  Merrill Lynch & Co., Inc. ........................       860         44,823
  Schwab (Charles) Corp. (The) .....................       390          6,033
                                                                   ----------
                                                                      101,869
                                                                   ----------
LEISURE TIME (PRODUCTS)--1.2%
  Harley-Davidson, Inc. ............................       830         45,077
                                                                   ----------
LODGING - HOTELS--0.5%
  Carnival Corp. ...................................       620         17,410
  Starwood Hotels & Resorts Worldwide, Inc. ........       110          3,283
                                                                   ----------
                                                                       20,693
                                                                   ----------
MANUFACTURING (DIVERSIFIED)--8.2%
  Danaher Corp. ....................................       710         42,820
  Illinois Tool Works, Inc. ........................       600         40,632
  Minnesota Mining and Manufacturing Co. ...........       550         65,016
  Tyco International Ltd. ..........................     2,940        173,166
                                                                   ----------
                                                                      321,634
                                                                   ----------
NATURAL GAS--0.2%
  El Paso Corp. ....................................       200          8,922
                                                                   ----------
OIL & GAS (EXPLORATION & PRODUCTION)--0.4%
  Devon Energy Corp. ...............................       430         16,620
                                                                   ----------
PERSONAL CARE--1.7%
  Avon Products, Inc. ..............................       530         24,645
  Estee Lauder Cos., Inc. (The) Class A ............       200          6,412
  Gillette Co. (The) ...............................     1,050         35,070
                                                                   ----------
                                                                       66,127
                                                                   ----------
POWER PRODUCERS (INDEPENDENT)--0.1%
  Calpine Corp. (b) ................................       320          5,373
                                                                   ----------
RESTAURANTS--0.5%
  Tricon Global Restaurants, Inc. (b) ..............       430         21,156
                                                                   ----------
RETAIL (BUILDING SUPPLIES)--3.0%
  Home Depot, Inc. (The) ...........................       750         38,258
  Lowe's Cos., Inc. ................................     1,720         79,825
                                                                   ----------
                                                                      118,083
                                                                   ----------
RETAIL (DEPARTMENT STORES)--0.8%
  Kohl's Corp. (b) .................................       470         33,107
                                                                   ----------
RETAIL (DRUG STORES)--0.2%
  CVS Corp. ........................................       320          9,472
                                                                   ----------
RETAIL (FOOD CHAINS)--0.4%
  Safeway, Inc. (b) ................................       350         14,613
                                                                   ----------
RETAIL (GENERAL MERCHANDISE)--4.1%
  Costco Wholesale Corp. (b) .......................       970         43,049
  Target Corp. .....................................     2,230         91,541
  Wal-Mart Stores, Inc. ............................       480         27,624
                                                                   ----------
                                                                      162,214
                                                                   ----------
RETAIL (SPECIALTY)--0.3%
  Staples, Inc. (b) ................................       710         13,277
                                                                   ----------
RETAIL (SPECIALTY-APPAREL)--0.2%
  Gap, Inc. (The) ..................................       520          7,249
                                                                   ----------
SERVICES (ADVERTISING/MARKETING)--0.6%
  Omnicom Group, Inc. ..............................       250         22,338
                                                                   ----------
SERVICES (COMMERCIAL & CONSUMER)--0.8%
  Cendant Corp. (b) ................................     1,690         33,141
                                                                   ----------

                                                        SHARES        VALUE
                                                        ------     ----------

SERVICES (COMPUTER SYSTEMS)--0.6%
  Electronic Data Systems Corp. ....................       370     $   25,364
                                                                   ----------
SERVICES (DATA PROCESSING)--3.9%
  Automatic Data Processing, Inc. ..................       840         49,476
  Concord EFS, Inc. (b) ............................       510         16,718
  First Data Corp. .................................     1,090         85,510
                                                                   ----------
                                                                      151,704
                                                                   ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.1%
  AT&T Wireless Services, Inc. (b) .................     1,430         20,549
  Sprint Corp. (PCS Group) (b) .....................       920         22,457
                                                                   ----------
                                                                       43,006
                                                                   ----------
TOBACCO--0.4%
  Philip Morris Cos., Inc. .........................       330         15,131
                                                                   ----------
TRUCKERS--0.6%
  United Parcel Service, Inc. Class B ..............       410         22,345
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $3,290,449) ...............................      3,491,806
                                                                   ----------
FOREIGN COMMON STOCKS--6.8%
BEVERAGES (ALCOHOLIC)--0.0%
  Diageo plc (United Kingdom) ......................       140          1,599
                                                                   ----------
COMMUNICATIONS EQUIPMENT--1.1%
  Nokia Oyj ADR (Finland) ..........................     1,670         40,965
                                                                   ----------
COMPUTERS (SOFTWARE & SERVICES)--0.2%
  SAP AG (Germany) .................................        70          9,175
                                                                   ----------
ELECTRONICS (SEMICONDUCTORS)--1.2%
  STMicroelectronics NV (Switzerland) ..............       770         24,386
  Taiwan Semiconductor Manufacturing Co.
    Ltd. ADR (Taiwan)(b) ...........................     1,270         21,806
                                                                   ----------
                                                                       46,192
                                                                   ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.1%
  Sanofi-Synthelabo SA (France) ....................       580         43,276
                                                                   ----------
INSURANCE (PROPERTY-CASUALTY)--2.4%
  ACE Ltd. (Bermuda) ...............................     1,260         50,589
  XL Capital Ltd. Class A (Bermuda) ................       460         42,026
                                                                   ----------
                                                                       92,615
                                                                   ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.8%
  Vodafone Group plc ADR (United Kingdom) ..........     1,268         32,562
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $243,221) .................................        266,384
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--95.5%
  (Identified cost $3,533,670) ...............................      3,758,190
                                                                   ----------

                                              STANDARD
                                              & POOR'S    PAR
                                               RATING    VALUE
                                             (UNAUDITED) (000)
                                             ----------- -----
SHORT-TERM OBLIGATIONS--5.4%
FEDERAL AGENCY SECURITIES--5.4%
  Freddie Mac 1.49%, 1/2/02 .................     AAA     $212        211,991
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $211,991) .................................        211,991
                                                                   ----------
TOTAL INVESTMENTS--100.9%
  (Identified cost $3,745,661) ...............................      3,970,181(a)
  Other assets and liabilities, net--(0.9)% ..................        (35,532)
                                                                   ----------
NET ASSETS--100.0%                                                 $3,934,649
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $260,813 and gross depreciation of $48,035 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $3,757,403.
(b) Non-income producing.

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $3,745,661) .....    $3,970,181
Cash ............................................................         1,995
Receivables
  Fund shares sold ..............................................        15,646
  Receivable from adviser .......................................        15,180
  Dividends .....................................................         1,549
                                                                     ----------
    Total assets ................................................     4,004,551
                                                                     ----------
LIABILITIES
Payables
  Investment securities purchased ...............................        40,388
  Fund shares repurchased .......................................            29
  Professional fee ..............................................        17,824
  Printing fee ..................................................         6,623
  Financial agent fee ...........................................         3,217
  Trustees' fee .................................................         1,266
Accrued expenses ................................................           555
                                                                     ----------
    Total liabilities ...........................................        69,902
                                                                     ----------
NET ASSETS ......................................................    $3,934,649
                                                                     ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............    $3,721,261
  Undistributed net investment income ...........................           295
  Accumulated net realized loss .................................       (11,427)
  Net unrealized appreciation ...................................       224,520
                                                                     ----------
NET ASSETS ......................................................    $3,934,649
                                                                     ==========
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization .........................       368,091
                                                                     ==========
Net asset value and offering price per share ....................        $10.69
                                                                         ======

STATEMENT OF OPERATIONS
FROM INCEPTION OCTOBER 29, 2001 TO DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends .....................................................       $ 4,391
  Interest ......................................................         1,447
  Foreign taxes withheld ........................................           (41)
                                                                       --------
    Total investment income .....................................         5,797
                                                                       --------
EXPENSES
  Investment advisory fee .......................................         4,483
  Financial agent fee ...........................................         6,642
  Professional ..................................................        17,824
  Printing ......................................................         6,637
  Custodian .....................................................         3,323
  Trustees ......................................................         1,266
  Miscellaneous .................................................           968
                                                                       --------
    Total expenses ..............................................        41,143
    Less expenses borne by investment adviser ...................       (35,454)
    Custodian fees paid indirectly ..............................            (9)
                                                                       --------
    Net expenses ................................................         5,680
                                                                       --------
NET INVESTMENT INCOME ...........................................           117
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...............................       (11,427)
  Net realized gain on foreign currency transaction .............           178
  Net change in unrealized appreciation (depreciation)
    on investments ..............................................       224,520
                                                                       --------
NET GAIN ON INVESTMENTS .........................................       213,271
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............      $213,388
                                                                       ========


                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                FROM INCEPTION
                                                                  10/29/01 TO
                                                                   12/31/01
                                                                --------------
FROM OPERATIONS
  Net investment income (loss) ................................   $      117
  Net realized gain (loss) ....................................      (11,249)
  Net change in unrealized appreciation (depreciation) ........      224,520
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .      213,388
                                                                  ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (368,506 shares) ..............    3,725,658
  Cost of shares repurchased (415 shares) .....................       (4,397)
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...    3,721,261
                                                                  ----------
  NET INCREASE (DECREASE) IN NET ASSETS .......................    3,934,649
NET ASSETS
  Beginning of period .........................................           --
                                                                  ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    (LOSS) OF $295) ...........................................   $3,934,649
                                                                  ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                FROM INCEPTION
                                                                  10/29/01 TO
                                                                   12/31/01
                                                                --------------
Net asset value, beginning of period ..........................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ................................        --(4)
  Net realized and unrealized gain (loss) .....................      0.69
                                                                   ------
    TOTAL FROM INVESTMENT OPERATIONS ..........................      0.69
                                                                   ------
CHANGE IN NET ASSET VALUE .....................................      0.69
                                                                   ------
NET ASSET VALUE, END OF PERIOD ................................    $10.69
                                                                   ======
Total return ..................................................      6.89%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .......................      $3,935
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .......................................      0.95%(2)(5)
  Net investment income (loss) ................................      0.02%(2)
Portfolio turnover rate .......................................        34%(3)


(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 6.88% for the period ended December 31, 2001.
(2) Annualized.
(3) Not annualized.
(4) Amount is less than $0.01.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES


INVESTOR PROFILE
     This Fund is appropriate for investors seeking long-term growth of capital and secondarily the provision of reasonable current income.

INVESTMENT ADVISER'S REPORT
     Since its inception on October 29, 2001, the Fund provided a total return of 4.25%, including the reinvestment of any dividends and capital gain distributions. These returns compare to a 6.77% return during the same period for the Fund's benchmark, the S&P 500 Index(1).

     With most of the broader market averages posting double-digit losses for the second straight year, it's been one of the most difficult periods for equity investors in over 30 years. Some of the factors influencing stocks prices over the past year were the terrorist attacks, the reduction in consumer and corporate spending, and the first recession in a decade. While all these factors are important to note, we think it's important to point out that the primary reason stocks are down so dramatically this year is because earnings and earnings prospects for many companies have gone down dramatically.

     Despite this difficult environment, our primary objective remains to look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices based on our in-house research. We remain committed to this approach, which is designed to try to outperform the broad U.S. equity market over time but with less volatility. While we are always looking for stocks that we believe are trading at attractive valuations, first and foremost, we would describe ourselves as growth investors. As a result, one of the biggest issues we faced early in the year was that it was a difficult time to be a growth at the right price manager and many of the traditional growth stocks that we believed were trading at reasonable valuations performed poorly during the year. In particular, Safeway, which was one of the larger positions in the portfolio, lost a lot of value despite posting healthy earnings growth and possessing what we believed were strong business fundamentals.

     The other area that hurt us early in the year was healthcare. As we looked at the economy, we felt there was a good chance that economic activity would be relatively weak throughout this year. Given this environment, and based on our fundamental research, healthcare offered some of the best growth at the right price opportunities in the market in our view. In particular, the pharmaceutical companies looked most attractive to us. However, two things happened. First, the market didn't agree with us, so many investors weren't focused on this industry. Second, the industry was hurt by a slowdown in approvals for new drugs by the Food and Drug Administration. This meant that new drug launches got pushed back and investors became concerned that new revenue streams for the entire industry would be deferred. We saw this as an opportunity, so we maintained our large weighting in healthcare, and we added to them throughout the year. In recent months, our health care holdings were some of the better contributors to the performance and remained a core component of our investment strategy.

     The second largest sector allocation is our well-diversified mix of financial services companies with a focus on government-sponsored mortgage enterprises such as the Federal Home Loan Mortgage Corporation. Other significant holdings include, insurance provider American International Group, diversified-financial services company Citibank, and First Data Corporation, which provide payment services and transaction processing to the financial services industry. In our view, these companies are attractively valued with strong balance sheets and they offer a diversified way to take part in a future rebound in the capital markets.


OUTLOOK
     Our outlook remains cautious looking into 2002. We're somewhat concerned about the quick rebound after September 11th because typically the market recovers roughly six months before the end of a recession, and we think the market may be in for a longer period of weak earnings before we see a recovery. However, we believe the series is well-positioned in this environment. We maintained our long term and valuation-sensitive orientation, currently holding a heavier concentration of diversified, high-quality financial services companies and defensive health care stocks. At the same time, we have sizeable exposure to cyclical areas of the market such as technology, retailing, and media and broadcasting because we think these areas could lead the market once an economic recovery takes hold.


(1) The S&P 500 is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment. Returns indicate past performance, which is not predictive of future performance.

                       PHOENIX-MFS INVESTORS TRUST SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001



                                                        SHARES        VALUE
                                                        ------      ---------

COMMON STOCKS--87.0%
AEROSPACE/DEFENSE--0.6%
  Boeing Co. (The) ..................................      130     $    5,041
  General Dynamics Corp. ............................      110          8,760
  Northrop Grumman Corp. ............................       70          7,057
                                                                   ----------
                                                                       20,858
                                                                   ----------
AIR FREIGHT--0.2%
  FedEx Corp. (b) ...................................      150          7,782
                                                                   ----------
ALUMINUM--0.9%
  Alcoa, Inc. .......................................      860         30,573
                                                                   ----------
BANKS (MAJOR REGIONAL)--2.7%
  Comerica, Inc. ....................................      310         17,763
  FleetBoston Financial Corp. .......................      310         11,315
  Mellon Financial Corp. ............................      120          4,514
  PNC Financial Services Group ......................      250         14,050
  SouthTrust Corp. ..................................       70          1,727
  U.S. Bancorp ......................................      200          4,186
  Wells Fargo & Co. .................................      870         37,802
                                                                   ----------
                                                                       91,357
                                                                   ----------
BANKS (MONEY CENTER)--1.1%
  Bank of America Corp. .............................      600         37,770
                                                                   ----------
BEVERAGES (ALCOHOLIC)--1.0%
  Anheuser-Busch Cos., Inc. .........................      730         33,003
                                                                   ----------
BEVERAGES (NON-ALCOHOLIC)--0.9%
  Coca-Cola Co. (The) ...............................      170          8,016
  PepsiCo, Inc. .....................................      460         22,397
                                                                   ----------
                                                                       30,413
                                                                   ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.8%
  Clear Channel Communications, Inc. (b) ............      460         23,419
  Comcast Corp. Class A (b) .........................      110          3,960
                                                                   ----------
                                                                       27,379
                                                                   ----------
CHEMICALS--1.0%
  Air Products and Chemicals, Inc. ..................       90          4,222
  Du Pont (E.I.) de Nemours & Co. ...................       90          3,826
  Praxair, Inc. .....................................      330         18,233
  Rohm & Haas Co. ...................................      180          6,233
                                                                   ----------
                                                                       32,514
                                                                   ----------
COMMUNICATIONS EQUIPMENT--0.6%
  CIENA Corp. (b) ...................................      120          1,717
  Comverse Technology, Inc. (b) .....................       20            448
  Lucent Technologies, Inc. (b) .....................       80            503
  Motorola, Inc. ....................................      950         14,269
  QUALCOMM, Inc. (b) ................................       70          3,535
                                                                   ----------
                                                                       20,472
                                                                   ----------
COMPUTERS (HARDWARE)--3.4%
  Compaq Computer Corp. .............................      520          5,075
  Dell Computer Corp. (b) ...........................      660         17,939
  International Business Machines Corp. .............      730         88,301
  Sun Microsystems, Inc. (b) ........................      360          4,428
                                                                   ----------
                                                                      115,743
                                                                   ----------
COMPUTERS (NETWORKING)--0.7%
  Cisco Systems, Inc. (b) ...........................    1,220         22,094
                                                                   ----------
COMPUTERS (PERIPHERALS)--0.1%
  EMC Corp. (b) .....................................      180          2,419
  Lexmark International, Inc. (b) ...................       40          2,360
                                                                   ----------
                                                                        4,779
                                                                   ----------

                                                        SHARES        VALUE
                                                        ------      ---------

COMPUTERS (SOFTWARE & SERVICES)--4.7%
  Adobe Systems, Inc. ...............................      450      $  13,972
  Amdocs Ltd.(b) ....................................      150          5,095
  BMC Software, Inc. (b) ............................      350          5,729
  Cadence Design Systems, Inc. (b) ..................       40            877
  Microsoft Corp. (b) ...............................    1,190         78,838
  Oracle Corp. (b) ..................................    2,430         33,558
  VeriSign, Inc. (b) ................................       40          1,522
  VERITAS Software Corp. (b) ........................      450         20,174
                                                                   ----------
                                                                      159,765
                                                                   ----------
CONSUMER FINANCE--0.6%
  Capital One Financial Corp. .......................      400         21,580
                                                                   ----------
DISTRIBUTORS (FOOD & HEALTH)--0.7%
  Cardinal Health, Inc.                                    310         20,044
  McKesson Corp.                                            30          1,122
  SYSCO Corp.                                               90          2,360
                                                                   ----------
                                                                       23,526
                                                                   ----------
ELECTRIC COMPANIES--1.5%
  Dominion Resources, Inc. ..........................      270         16,227
  Duke Energy Corp. .................................      400         15,704
  Exelon Corp. ......................................      430         20,588
                                                                   ----------
                                                                       52,519
                                                                   ----------
ELECTRICAL EQUIPMENT--3.1%
  General Electric Co. ..............................    2,630        105,410
                                                                   ----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.0%
  Grainger (W.W.), Inc. .............................       20            960
                                                                   ----------
ELECTRONICS (INSTRUMENTATION)--0.0%
  Tektronix, Inc. (b) ...............................       50          1,289
                                                                   ----------
ELECTRONICS (SEMICONDUCTORS)--1.9%
  Analog Devices, Inc. (b) ..........................      650         28,853
  Intel Corp. .......................................      540         16,983
  Linear Technology Corp. ...........................      100          3,904
  LSI Logic Corp. (b) ...............................       70          1,105
  Texas Instruments, Inc. ...........................      540         15,120
                                                                   ----------
                                                                       65,965
                                                                   ----------
ENTERTAINMENT--2.3%
  AOL Time Warner, Inc. (b) .........................      900         28,890
  Viacom, Inc. Class B (b) ..........................    1,110         49,006
  Walt Disney Co. (The) .............................       40            829
                                                                   ----------
                                                                       78,725
                                                                   ----------
EQUIPMENT (SEMICONDUCTORS)--0.1%
  Lam Research Corp. (b) ............................       30            697
  Novellus Systems, Inc. (b) ........................       90          3,550
                                                                   ----------
                                                                        4,247
                                                                   ----------
FINANCIAL (DIVERSIFIED)--7.6%
  Citigroup, Inc. ...................................    1,290         65,119
  Fannie Mae ........................................      490         38,955
  Freddie Mac .......................................    1,560        102,024
  Morgan Stanley Dean Witter & Co. ..................      180         10,069
  State Street Corp. ................................      800         41,800
                                                                   ----------
                                                                      257,967
                                                                   ----------
FOODS--0.1%
  Kellogg Co. .......................................      110          3,311
                                                                   ----------
FOOTWEAR--0.1%
  NIKE, Inc. Class B ................................       40          2,250
                                                                   ----------

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

                                                        SHARES        VALUE
                                                        ------      ---------

HEALTH CARE (DIVERSIFIED)--4.7%
  Abbott Laboratories ...............................      260     $   14,495
  American Home Products Corp. ......................    1,050         64,428
  Bristol-Myers Squibb Co. ..........................      550         28,050
  Johnson & Johnson .................................      920         54,372
                                                                   ----------
                                                                      161,345
                                                                   ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.5%
  Allergan, Inc. ....................................      180         13,509
  Genentech, Inc. (b) ...............................      220         11,935
  Lilly (Eli) & Co. .................................      930         73,042
  Merck & Co., Inc ..................................       70          4,116
  Pfizer, Inc. ......................................    2,360         94,046
  Schering-Plough Corp. .............................      690         24,709
                                                                   ----------
                                                                      221,357
                                                                   ----------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.6%
  HCA, Inc. .........................................      570         21,968
                                                                   ----------
HEALTH CARE (MANAGED CARE)--1.0%
  CIGNA Corp. .......................................      300         27,795
  UnitedHealth Group, Inc. ..........................       70          4,954
                                                                   ----------
                                                                       32,749
                                                                   ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.1%
  Applied Biosystems Group - Applera Corp. ..........      870         34,165
  Guidant Corp. (b) .................................      720         35,856
  Stryker Corp. .....................................       20          1,167
                                                                   ----------
                                                                       71,188
                                                                   ----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.5%
  Colgate-Palmolive Co. .............................      120          6,930
  Kimberly-Clark Corp. ..............................       20          1,196
  Procter & Gamble Co. (The) ........................      530         41,939
                                                                   ----------
                                                                       50,065
                                                                   ----------
INSURANCE (LIFE/HEALTH)--1.2%
  AFLAC, Inc. .......................................      430         10,561
  Lincoln National Corp. ............................      110          5,342
  MetLife, Inc. .....................................      560         17,741
  UnumProvident Corp. ...............................      280          7,423
                                                                   ----------
                                                                       41,067
                                                                   ----------
INSURANCE (MULTI-LINE)--2.9%
  American International Group, Inc. ................    1,000         79,400
  Hartford Financial Services Group, Inc. (The) .....      330         20,734
                                                                   ----------
                                                                      100,134
                                                                   ----------
INSURANCE (PROPERTY-CASUALTY)--1.1%
  Allstate Corp. (The) ..............................       80          2,696
  Chubb Corp. (The) .................................       10            690
  St. Paul Cos., Inc. (The) .........................      790         34,736
                                                                   ----------
                                                                       38,122
                                                                   ----------
INSURANCE BROKERS--0.2%
  Marsh & McLennan Cos., Inc. .......................       70          7,522
                                                                   ----------
INVESTMENT BANKING/BROKERAGE--0.8%
  Goldman Sachs Group, Inc. (The) ...................      140         12,985
  Lehman Brothers Holdings, Inc. ....................       20          1,336
  Merrill Lynch & Co., Inc. .........................      220         11,466
                                                                   ----------
                                                                       25,787
                                                                   ----------
LODGING - HOTELS--0.0%
  Starwood Hotels & Resorts Worldwide, Inc. .........       30            896
                                                                   ----------
MACHINERY (DIVERSIFIED)--0.9%
  Caterpillar, Inc. .................................       40          2,090
  Deere & Co. .......................................      580         25,323
  Ingersoll-Rand Co. ................................       40          1,672
                                                                   ----------
                                                                       29,085
                                                                   ----------

                                                        SHARES        VALUE
                                                        ------      ---------

MANUFACTURING (DIVERSIFIED)--2.6%
  Danaher Corp. .....................................      170     $   10,253
  Minnesota Mining and Manufacturing Co. ............      230         27,188
  Tyco International Ltd. ...........................      880         51,832
                                                                   ----------
                                                                       89,273
                                                                   ----------
MANUFACTURING (SPECIALIZED)--0.0%
  Avery Dennison Corp. ..............................       20          1,131
                                                                   ----------
NATURAL GAS--1.3%
  Dynegy, Inc. Class A ..............................      110          2,805
  El Paso Corp. .....................................      500         22,305
  KeySpan Corp. .....................................       40          1,386
  NiSource, Inc. ....................................      350          8,071
  Williams Cos., Inc. (The) .........................      410         10,463
                                                                   ----------
                                                                       45,030
                                                                   ----------
OIL--0.5%
  Conoco, Inc. ......................................      460         13,018
  Occidental Petroleum Corp. ........................      120          3,184
                                                                   ----------
                                                                       16,202
                                                                   ----------
OIL & GAS (DRILLING & EQUIPMENT)--0.0%
  Baker Hughes, Inc. ................................       40          1,459
                                                                   ----------
OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
  Anadarko Petroleum Corp. ..........................      190         10,802
  Apache Corp. ......................................      164          8,180
  Devon Energy Corp. ................................      140          5,411
                                                                   ----------
                                                                       24,393
                                                                   ----------
OIL (INTERNATIONAL INTEGRATED)--3.4%
  ChevronTexaco Corp. ...............................       90          8,065
  Exxon Mobil Corp. .................................    2,700        106,110
                                                                   ----------
                                                                      114,175
                                                                   ----------
PAPER & FOREST PRODUCTS--0.8%
  International Paper Co. ...........................      630         25,421
                                                                   ----------
PERSONAL CARE--0.7%
  Estee Lauder Cos., Inc. (The) Class A .............       20            641
  Gilliette Co. (The) ...............................      690         23,046
                                                                   ----------
                                                                       23,687
                                                                   ----------
POWER PRODUCERS (INDEPENDENT)--0.1%
  Calpine Corp. (b)                                        140          2,351
                                                                   ----------
PUBLISHING--0.4%
  McGraw-Hill Cos., Inc. (The) ......................      200         12,196
                                                                   ----------
PUBLISHING (NEWSPAPERS)--1.9%
  Gannett Co., Inc. .................................      460         30,926
  New York Times Co. (The) Class A ..................      770         33,302
                                                                   ----------
                                                                       64,228
                                                                   ----------
RESTAURANTS--0.1%
  McDonald's Corp. ..................................       90          2,382
                                                                   ----------
RETAIL (BUILDING SUPPLIES)--0.3%
  Home Depot, Inc. (The) ............................       70          3,571
  Lowe's Cos., Inc. .................................      110          5,105
                                                                   ----------
                                                                        8,676
                                                                   ----------
RETAIL (DISCOUNTERS)--0.0%
  Family Dollar Stores, Inc. ........................       20            600
                                                                   ----------
RETAIL (DRUG STORES)--0.1%
  Walgreen Co. ......................................       50          1,683
                                                                   ----------
RETAIL (FOOD CHAINS)--2.5%
  Kroger Co. (The) (b) ..............................      970         20,244
  Safeway, Inc. (b) .................................    1,540         64,295
                                                                   ----------
                                                                       84,539
                                                                   ----------


                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

                                                        SHARES        VALUE
                                                        ------      ---------

RETAIL (GENERAL MERCHANDISE)--2.6%
  Costco Wholesale Corp. (b) ........................      100     $    4,438
  Sears, Roebuck and Co. ............................      420         20,009
  Target Corp. ......................................      500         20,525
  Wal-Mart Stores, Inc. .............................      760         43,738
                                                                   ----------
                                                                       88,710
                                                                   ----------
RETAIL (SPECIALTY-APPAREL)--0.3%
  Gap, Inc. (The) ...................................      670          9,340
                                                                   ----------
SERVICES (COMMERCIAL & CONSUMER)--0.1%
  IMS Health, Inc. ..................................      180          3,512
                                                                   ----------
SERVICES (DATA PROCESSING)--2.2%
  Automatic Data Processing, Inc. ...................      320         18,848
  Concord EFS, Inc. (b) .............................      220          7,212
  First Data Corp. ..................................      600         47,070
                                                                   ----------
                                                                       73,130
                                                                   ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
  AT&T Wireless Services, Inc.(b) ...................      730         10,490
  Sprint Corp. (PCS Group)(b) .......................      220          5,370
                                                                   ----------
                                                                       15,860
                                                                   ----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.5%
  AT&T Corp. ........................................    1,470         26,666
  Sprint Corp. (FON Group) ..........................    1,180         23,694
                                                                   ----------
                                                                       50,360
                                                                   ----------
TELEPHONE--2.4%
  ALLTEL Corp. ......................................       90          5,555
  BellSouth Corp. ...................................      520         19,838
  Qwest Communications International, Inc. ..........       90          1,272
  SBC Communications, Inc. ..........................      440         17,235
  Verizon Communications, Inc. ......................      820         38,917
                                                                   ----------
                                                                       82,817
                                                                   ----------
TOBACCO--1.4%
  Philip Morris Cos., Inc. ..........................    1,070         49,060
                                                                   ----------
TRUCKERS--0.4%
  United Parcel Service, Inc. Class B ...............      250         13,625
                                                                   ----------
WASTE MANAGEMENT--0.0%
  Waste Management, Inc. ............................       40          1,276
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $2,848,090) ...............................      2,958,652
                                                                   ----------
FOREIGN COMMON STOCKS--8.8%
BEVERAGES (ALCOHOLIC)--1.0%
  Diageo plc (United Kingdom) .......................    2,950         33,704
                                                                   ----------
CHEMICALS (SPECIALTY)--0.9%
  Akzo Nobel NV (Netherlands) .......................      380         16,968
  Syngenta AG (Switzerland)(b) ......................      260         13,467
                                                                   ----------
                                                                       30,435
                                                                   ----------
COMMUNICATIONS EQUIPMENT--0.6%
  Nokia Oyj ADR (Finland) ...........................      810         19,869
  Nortel Networks Corp. (Canada)(b) .................      140          1,050
                                                                   ----------
                                                                       20,919
                                                                   ----------


                                                        SHARES        VALUE
                                                        ------      ---------

COMPUTERS (SOFTWARE & SERVICES)--0.1%
  Check Point Software Technologies Ltd. (Israel)(b)       130     $    5,186
                                                                   ----------
ELECTRICAL EQUIPMENT--0.1%
  Flextronics International Ltd. (Singapore) (b) ....      100          2,399
                                                                   ----------
ELECTRONICS (SEMICONDUCTORS)--0.1%
  STMicroelectronics NV (Switzerland) ...............       80          2,534
                                                                   ----------
FOODS--0.8%
  Nestle SA Registered Shares Class B (Switzerland) .      126         26,865
                                                                   ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.6%
  Novartis AG Registered Shares (Switzerland) .......      810         29,272
  Sanofi-Synthelabo SA (France) .....................      360         26,861
                                                                   ----------
                                                                       56,133
                                                                   ----------
INSURANCE (MULTI-LINE)--0.2%
  Muenchener Rueckversicherungs-Gesellschaft AG
  (Germany) .........................................       20          5,431
                                                                   ----------
INSURANCE (PROPERTY-CASUALTY)--0.6%
  XL Capital Ltd. Class A (Bermuda) .................      230         21,013
                                                                   ----------
OIL & GAS (REFINING & MARKETING)--0.8%
  TotalFinaElf SA (France) ..........................      190         27,135
                                                                   ----------
OIL (INTERNATIONAL INTEGRATED)--0.9%
  BP plc ADR (United Kingdom) .......................      700         32,557
                                                                   ----------
PAPER & FOREST PRODUCTS--0.0%
  Jefferson Smurfit Group plc (Ireland) .............      590          1,271
                                                                   ----------
RAILROADS--0.5%
  Canadian National Railway Co. (Canada) ............      355         17,139
                                                                   ----------
SERVICES (COMMERCIAL & CONSUMER)--0.4%
  Reuters Group plc ADR (United Kingdom) ............      210         12,598
                                                                   ----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
  BCE, Inc. (Canada) ................................      250          5,700
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $288,525) .................................        301,019
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--95.8%
  (Identified cost $3,136,615) ...............................      3,259,671
                                                                   ----------

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (UNAUDITED) (000)
                                            ----------- -----
SHORT-TERM OBLIGATIONS--12.1%
FEDERAL AGENCY SECURITIES--12.1%
  Freddie Mac 1.49%, 1/2/02 .................     AAA    $ 411        410,983
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $410,983) .................................        410,983
                                                                   ----------
TOTAL INVESTMENTS--107.9%
  (Identified cost $3,547,598) ...............................      3,670,654(a)
  Other assets and liabilities, net--(7.9)% ..................       (269,759)
                                                                   ----------
NET ASSETS--100.0% ...........................................     $3,400,895
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $179,675 and gross depreciation of $56,982 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $3,547,961.
(b) Non-income producing.

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $3,547,598) ...    $3,670,654
Cash ..........................................................        27,776
Foreign currency at value (Identified cost $15,377) ...........        15,519
Receivables
  Receivable from adviser .....................................        15,490
  Fund shares sold ............................................         6,136
  Investment securities sold ..................................         3,633
  Dividends ...................................................         2,634
                                                                   ----------
    Total assets ..............................................     3,741,842
                                                                   ----------
LIABILITIES
Payables
  Investment securities purchased .............................       309,768
  Fund shares repurchased .....................................             7
  Professional fee ............................................        17,824
  Financial agent fee .........................................         3,215
  Trustees' fee ...............................................         1,266
Accrued expenses ..............................................         8,867
                                                                   ----------
    Total liabilities .........................................       340,947
                                                                   ----------
NET ASSETS ....................................................    $3,400,895
                                                                   ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ............    $3,269,013
  Undistributed net investment income .........................         4,228
  Accumulated net realized gain ...............................         4,740
  Net unrealized appreciation .................................       122,914
                                                                   ----------
NET ASSETS ....................................................    $3,400,895
                                                                   ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .....................................       326,229
                                                                   ==========
Net asset value and offering price per share                           $10.42
                                                                       ======

STATEMENT OF OPERATIONS
FROM INCEPTION OCTOBER 29, 2001 TO DECEMBER 31, 2001
INVESTMENT INCOME
  Dividends ...................................................      $  7,688
  Interest ....................................................         1,224
  Foreign taxes withheld ......................................           (36)
                                                                     --------
    Total investment income ...................................         8,876
                                                                     --------
EXPENSES
  Investment advisory fee .....................................         4,169
  Financial agent fee .........................................         6,631
  Professional ................................................        17,824
  Printing ....................................................         6,636
  Custodian ...................................................         3,327
  Trustees ....................................................         1,266
  Miscellaneous ...............................................           968
                                                                     --------
    Total expenses ............................................        40,821
    Less expenses borne by investment adviser .................       (35,527)
    Custodian fees paid indirectly ............................           (13)
                                                                     --------
    Net expenses ..............................................         5,281
                                                                     --------
NET INVESTMENT INCOME .........................................         3,595
                                                                     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .............................         4,740
  Net realized gain on foreign currency transactions ..........           633
  Net change in unrealized appreciation (depreciation) on
    investments ...............................................       123,056
  Net change in unrealized appreciation (depreciation) on foreign
    currency and foreign currency transactions ................          (142)
                                                                     --------
NET GAIN ON INVESTMENTS .......................................       128,287
                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........      $131,882
                                                                     ========


                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FROM INCEPTION
                                                                                     10/29/01 TO
                                                                                      12/31/01
                                                                                     ----------
FROM OPERATIONS
  Net investment income (loss) .................................................     $    3,595
  Net realized gain (loss) .....................................................          5,373
  Net change in unrealized appreciation (depreciation) .........................        122,914
                                                                                     ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................        131,882
                                                                                     ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (327,032 shares) ...............................      3,277,340
  Cost of shares repurchased (803 shares) ......................................         (8,327)
                                                                                     ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................      3,269,013
                                                                                     ----------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................      3,400,895
NET ASSETS
  Beginning of period ..........................................................             --
                                                                                     ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $4,228)     $3,400,895
                                                                                     ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  FROM INCEPTION
                                                                                    10/29/01 TO
                                                                                     12/31/01
                                                                                   ------------
Net asset value, beginning of period ...........................................     $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................................................       0.01
  Net realized and unrealized gain (loss) ......................................       0.41
                                                                                     ------
    TOTAL FROM INVESTMENT OPERATIONS ...........................................       0.42
                                                                                     ------
CHANGE IN NET ASSET VALUE ......................................................       0.42
                                                                                     ------
NET ASSET VALUE, END OF PERIOD .................................................     $10.42
                                                                                     ======
Total return ...................................................................       4.25%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ........................................     $3,401
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ........................................................       0.95%(2)(4)
  Net investment income (loss) .................................................       0.65%(2)
Portfolio turnover rate ........................................................         4%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 7.34% for the period ended December 31, 2001.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES


INVESTOR PROFILE
     This series is appropriate for investors seeking capital appreciation and reasonable income. The portfolio seeks undervalued companies that possess high-quality management teams, strong cash flows, healthy balance sheets and an opportunity for improved earnings growth. The portfolio also adheres to a very disciplined approach towards managing risk. This process involves balancing risks at the individual company level, sector level, and at the portfolio level.

INVESTMENT ADVISER'S REPORT
     For the period since inception (October 29, 2001) through December 31, 2001, the portfolio provided a total return of 5.73%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of 6.77% over the period for the portfolio's benchmark, the S&P 500(1).

     This past year has seen a number of unpleasant economic and financial milestones. Among them were a recession -- the first in a decade; a downturn in profits -- the steepest since the 1930s; and a major corporate bankruptcy -- the largest in U.S. history. During the year the markets adjusted to those events and dealt with the effects associated with the September 11th attacks.

     While this difficult investment environment resulted in two consecutive years of negative returns for U.S. equities, the market's dynamics shifted away from growth to value stocks, creating a more favorable backdrop for the portfolio's consistent value-oriented investment approach. With the exception of the fourth quarter of 2001, where we witnessed a sharp rebound in growth stocks, the past twelve months were marked by a dramatic turnaround in market sentiment. Investors soured on previously favored technology, telecommunications, and media stocks that had reached lofty valuations and fled to more-defensive, value-oriented investments.

     While the portfolio lagged its Lipper Equity Income category average and the S&P 500 during the period. The portfolio returned 5.73% while the benchmarks returned 7.05% and 6.77%, respectively. It's difficult to determine exactly what caused the portfolio to underperform the average equity income portfolio because it includes such a broad range of competitors, however, the portfolio's performance was hurt primarily by our large exposure to energy and utilities stocks. These stocks came under pressure during the period due to weaker-than-expected demand for energy and uncertainty surrounding commodity prices for oil and natural gas. Other detractors included mixed performance from our holdings in the financial services and health care sectors.

     On a more positive note, strong stock selection across a broad range of industries and our consistent underweighting in technology stocks contributed favorably to performance during the past year. Despite some weakness in the energy, utilities, and health care sectors throughout the year, our stock selection in these traditionally defensive areas provided a boost to performance versus the S&P 500. In the past three months, oil services companies such as Apache Corporation and Schlumberger performed well. Utility holdings such as National Fuel Gas and Nstar, also provided stable results. In the health care sector, pharmaceuticals company Abbott Labs contributed to performance, as did medical equipment manufacturer Guidant Corporation. Consumer staples stocks, such as Archer Daniels, Procter & Gamble, and Gillette, also help performance.

     In this uncertain environment, our primary objective remains to try to outperform our benchmarks with lower volatility. Over time, we believe we can achieve this objective by maintaining a consistent focus on inexpensive stocks of high-quality companies with solid or improving balance sheets and cash flows. Through our independent research, we also strive to find companies with management teams that we believe are taking the right steps to improve the value of the company. Most importantly, however, we adhere to a very disciplined approach toward managing risks in the portfolio. This process involves analyzing risks at the company and sector levels by analyzing industry trends and by maintaining a diversified portfolio.


OUTLOOK
     As far as the economy is concerned, the outlook is a bit cloudy right now. Until evidence of a recovery in corporate earnings becomes more compelling, we're likely to maintain our defensive investment strategy. While we think the recession could last several more months, baring any unforeseen crisis, we anticipate a recovery in the second half of the year. That said, we are beginning to concentrate on companies that are likely to benefit once the economy  begins  to turn  around.  Accordingly,  we think our  largest  holdings exemplify our conservative approach to stockpicking, our emphasis on high-quality companies with improving business fundamentals, and our confidence in the long-term health of the U.S. economy.


(1) The S&P 500 is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment. Returns indicate past performance, which is not predictive of future performance.

                            PHOENIX-MFS VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                         SHARES      VALUE
                                                         ------    ----------

COMMON STOCKS--88.5%
AEROSPACE/DEFENSE--0.3%
  Northrop Grumman Corp. ...........................        120    $   12,097
                                                                   ----------
AGRICULTURAL PRODUCTS--0.7%
  Archer-Daniels-Midland Co. .......................      2,430        34,870
                                                                   ----------
ALUMINUM--2.5%
  Alcan Inc. .......................................        850        30,540
  Alcoa, Inc. ......................................      2,470        87,809
                                                                   ----------
                                                                      118,349
                                                                   ----------
AUTO PARTS & EQUIPMENT--0.9%
  Delphi Automotive Systems ........................      2,980        40,707
                                                                   ----------
BANKS (MAJOR REGIONAL)--5.0%
  FleetBoston Financial Corp. ......................      2,440        89,060
  Mellon Financial Corp. ...........................      1,700        63,954
  PNC Financial Services Group .....................        840        47,208
  SouthTrust Corp. .................................      1,320        32,564
                                                                   ----------
                                                                      232,786
                                                                   ----------
BANKS (MONEY CENTER)--1.8%
  Bank of America Corp. ............................      1,370        86,242
                                                                   ----------
BEVERAGES (NON-ALCOHOLIC)--1.3%
  PepsiCo, Inc. ....................................      1,220        59,402
                                                                   ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.2%
  Comcast Corp. Class A (b) ........................      1,470        52,920
  Cox Communications, Inc. Class A (b) .............      1,160        48,616
                                                                   ----------
                                                                      101,536
                                                                   ----------
CHEMICALS--2.0%
  Air Products and Chemicals, Inc. .................      1,340        62,859
  Praxair, Inc. ....................................        580        32,045
                                                                   ----------
                                                                       94,904
                                                                   ----------
CHEMICALS (DIVERSIFIED)--1.2%
  PPG Industries, Inc. .............................      1,090        56,375
                                                                   ----------
COMPUTERS (HARDWARE)--1.7%
  International Business Machines Corp. ............        440        53,222
  Sun Microsystems, Inc. (b) .......................      2,030        24,969
                                                                   ----------
                                                                       78,191
                                                                   ----------
COMPUTERS (SOFTWARE & SERVICES)--0.1%
  Oracle Corp. (b) .................................        390         5,386
                                                                   ----------
ELECTRIC COMPANIES--3.3%
  Dominion Resources, Inc. .........................        760        45,676
  FirstEnergy Corp. ................................        670        23,437
  FPL Group, Inc. ..................................        280        15,792
  NSTAR ............................................      1,010        45,298
  Pinnacle West Capital Corp. ......................        620        25,947
                                                                   ----------
                                                                      156,150
                                                                   ----------
ELECTRICAL EQUIPMENT--0.6%
  Rockwell International Corp. .....................      1,650        29,469
                                                                   ----------
ELECTRONICS (INSTRUMENTATION)--0.5%
  Agilent Technologies, Inc. (b) ...................        870        24,804
                                                                   ----------
ELECTRONICS (SEMICONDUCTORS)--1.1%
  Analog Devices, Inc. (b) .........................        510        22,639
  Texas Instruments, Inc. ..........................      1,010        28,280
                                                                   ----------
                                                                       50,919
                                                                   ----------

                                                         SHARES      VALUE
                                                         ------    ----------

ENTERTAINMENT--2.4%
  Viacom, Inc. Class B (b) .........................      1,900    $   83,885
  Walt Disney Co. (The) ............................      1,350        27,972
                                                                   ----------
                                                                      111,857
                                                                   ----------
FINANCIAL (DIVERSIFIED)--8.4%
  American Express Co. .............................        970        34,619
  Citigroup, Inc. ..................................      2,990       150,935
  Equity Office Properties Trust ...................        800        24,064
  Equity Residential Properties Trust ..............      1,850        53,114
  Fannie Mae .......................................        500        39,750
  Freddie Mac ......................................        680        44,472
  Morgan Stanley Dean Witter & Co. .................        850        47,549
                                                                   ----------
                                                                      394,503
                                                                   ----------
FOODS--1.9%
  Kellogg Co. ......................................      1,910        57,491
  Smucker (J.M.) Co. (The) .........................        850        30,073
                                                                   ----------
                                                                       87,564
                                                                   ----------
HEALTH CARE (DIVERSIFIED)--2.5%
  Abbott Laboratories ..............................      1,480        82,510
  American Home Products Corp. .....................        590        36,202
                                                                   ----------
                                                                      118,712
                                                                   ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.8%
  Merck & Co., Inc. ................................        730        42,924
  Pfizer, Inc. .....................................      1,060        42,241
                                                                   ----------
                                                                       85,165
                                                                   ----------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.4%
  HCA, Inc. ........................................        450        17,343
                                                                   ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.0%
  Guidant Corp. (b) ................................        910        45,318
                                                                   ----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.7%
  Kimberly-Clark Corp. .............................        970        58,006
  Procter & Gamble Co. (The) .......................        870        68,843
                                                                   ----------
                                                                      126,849
                                                                   ----------
NSURANCE (LIFE/HEALTH)--1.8%
  Jefferson Pilot Corp. ............................      1,100        50,897
  MetLife, Inc. ....................................        980        31,046
                                                                   ----------
                                                                       81,943
                                                                   ----------
INSURANCE (MULTI-LINE)--1.2%
  Hartford Financial Services Group, Inc. (The) ....        860        54,034
                                                                   ----------
INSURANCE (PROPERTY-CASUALTY)--2.7%
  Allstate Corp. (The) .............................      1,840        62,008
  Chubb Corp. (The) ................................        370        25,530
  SAFECO Corp. .....................................        670        20,870
  St. Paul Cos., Inc. (The) ........................        450        19,787
                                                                   ----------
                                                                      128,195
                                                                   ----------
INVESTMENT BANKING/BROKERAGE--1.1%
  Merrill Lynch & Co., Inc. ........................      1,010        52,641
                                                                   ----------
MACHINERY (DIVERSIFIED)--2.4%
  Caterpillar, Inc. ................................        430        22,468
  Deere & Co. ......................................      2,100        91,686
                                                                   ----------
                                                                      114,154
                                                                   ----------

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES


                                                         SHARES      VALUE
                                                         ------    ----------

MANUFACTURING (DIVERSIFIED)--2.7%
  Danaher Corp. ....................................        870    $   52,470
  Minnesota Mining and Manufacturing Co. ...........        620        73,290
                                                                   ----------
                                                                      125,760
                                                                   ----------
MANUFACTURING (SPECIALIZED)--0.7%
  Pall Corp. .......................................      1,360        32,722
                                                                   ----------
METALS MINING--0.5%
  Phelps Dodge Corp. (b) ...........................        740        23,976
                                                                   ----------
NATURAL GAS--3.6%
  Agl Resources, Inc. ..............................        940        21,639
  National Fuel Gas Co. ............................      2,390        59,033
  NICOR, Inc. ......................................        840        34,978
  NiSource, Inc. ...................................        700        16,142
  WGL Holdings, Inc. ...............................      1,230        35,756
                                                                   ----------
                                                                      167,548
                                                                   ----------
OIL--0.2%
  Occidental Petroleum Corp. .......................        370         9,816
                                                                   ----------
OIL & GAS (DRILLING & EQUIPMENT)--2.2%
  Noble Drilling Corp. (b) .........................        460        15,658
  Schlumberger Ltd. ................................      1,610        88,470
                                                                   ----------
                                                                      104,128
                                                                   ----------
OIL & GAS (EXPLORATION & PRODUCTION)--4.4%
  Anadarko Petroleum Corp. .........................     1,110         63,103
  Apache Corp. .....................................     1,022         50,977
  Devon Energy Corp. ...............................       770         29,761
  Unocal Corp. .....................................     1,740         62,762
                                                                   ----------
                                                                      206,603
                                                                   ----------
OIL (INTERNATIONAL INTEGRATED)--2.6%
  Exxon Mobil Corp. ................................      3,130       123,009
                                                                   ----------
PAPER & FOREST PRODUCTS--1.3%
  International Paper Co. ..........................      1,500        60,525
                                                                   ----------
PERSONAL CARE--0.9%
  Gilliette Co. (The) ..............................      1,310        43,754
                                                                   ----------
PUBLISHING (NEWSPAPERS)--2.0%
  Gannett Co., Inc. ................................        900        60,507
  Tribune Co. ......................................        900        33,687
                                                                   ----------
                                                                       94,194
                                                                   ----------
RAILROADS--1.0%
  Canadian National Railway Co. ....................      1,016        49,052
                                                                    ----------
RETAIL (GENERAL MERCHANDISE)--2.6%
  Sears, Roebuck and Co. ...........................      2,520       120,053
                                                                   ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.0%
  AT&T Wireless Services, Inc. (b) .................      3,390        48,714
                                                                   ----------
TELECOMMUNICATIONS (LONG DISTANCE)--3.5%
  AT&T Corp. .......................................      3,870        70,202
  Sprint Corp. (FON Group) .........................      4,580        91,966
                                                                   ----------
                                                                      162,168
                                                                   ----------
TELEPHONE--2.6%
  BellSouth Corp. ..................................      1,200        45,780
  Verizon Communications, Inc. .....................      1,650        78,309
                                                                   ----------
                                                                      124,089
                                                                   ----------

                                                         SHARES      VALUE
                                                         ------    ----------

TOBACCO--1.2%
  Philip Morris Cos., Inc. .........................      1,250    $   57,313
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $3,973,514) ................................     4,153,889
                                                                   ----------
FOREIGN COMMON STOCKS--7.2%
BEVERAGES (ALCOHOLIC)--0.2%
  Diageo plc (United Kingdom) ......................        910        10,397
                                                                   ----------
CHEMICALS (SPECIALTY)--3.6%
  Akzo Nobel NV (Netherlands) ......................      2,120        94,663
  Syngenta AG (Switzerland) (b) ....................      1,450        75,107
                                                                   ----------
                                                                      169,770
                                                                   ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
  Novartis AG Registered Shares (Switzerland) ......      1,200        43,366
                                                                   ----------
INSURANCE (MULTI-LINE)--0.4%
  CGNU plc (United Kingdom) ........................      1,330        16,357
                                                                   ----------
OIL (INTERNATIONAL INTEGRATED)--2.1%
  BP plc ADR (United Kingdom) ......................      1,100        51,161
  TotalFinaELF SA  ADR (France) (b) ................        640        44,953
                                                                   ----------
                                                                       96,114
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $331,658) ..................................       336,004
                                                                   ----------
CONVERTIBLE PREFERRED STOCKS--1.6%
COMMUNICATIONS EQUIPMENT--0.8%
  Motorola, Inc. Cv. Pfd. 7% .......................        780        36,457
                                                                   ----------
ELECTRIC COMPANIES--0.6%
  TXU Corp. Cv. Pfd. 8.75% .........................        530        27,422
                                                                   ----------
AEROSPACE/DEFENSE--0.2%
  Northrop Grumman Corp. Cv. Pfd. 7.25% ............        100        11,140
                                                                   ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $76,534) ...................................        75,019
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--97.3%
  (Identified cost $4,381,707) ................................     4,564,912
                                                                   ----------

                                             STANDARD
                                             & POOR'S      PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)
                                            -----------   -----
SHORT-TERM OBLIGATIONS--4.7%
FEDERAL AGENCY SECURITIES--4.7%
  Freddie Mac 1.49%, 1/2/02 .................... AAA       $221       220,991
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $220,991) ..................................       220,991
                                                                   ----------
TOTAL INVESTMENTS--102.0%
  (Identified cost $4,602,697) ................................     4,785,903(a)
  Other assets and liabilities, net--(2.0)% ...................       (92,998)
                                                                   ----------
NET ASSETS--100.0% ............................................    $4,692,905
                                                                   ==========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $213,882 and gross depreciation of $31,328 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $4,603,349.
(b)  Non-income producing.

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $4,602,697) .....    $4,785,903
Receivables
  Investment securities sold ....................................        25,624
  Receivable from adviser .......................................        14,835
  Dividends .....................................................         5,831
  Fund shares sold ..............................................         4,976
                                                                     ----------
    Total assets ................................................     4,837,169
                                                                     ----------
LIABILITIES
Cash overdraft ..................................................           924
Payables
  Investment securities repurchased .............................       108,024
  Fund shares repurchased .......................................         4,793
  Professional fee ..............................................        17,824
  Printing fee ..................................................         6,623
  Financial agent fee ...........................................         3,222
  Trustees' fee .................................................         1,266
Accrued expenses ................................................         1,588
                                                                     ----------
    Total liabilities ...........................................       144,264
                                                                     ----------
NET ASSETS ......................................................    $4,692,905
                                                                     ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............    $4,500,085
  Accumulated net realized gain .................................         9,936
  Net unrealized appreciation ...................................       182,884
                                                                     ----------
NET ASSETS ......................................................    $4,692,905
                                                                     ==========
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization .........................       444,665
                                                                     ==========
Net asset value and offering price per share ....................        $10.55
                                                                         ======

STATEMENT OF OPERATIONS
FROM INCEPTION OCTOBER 29, 2001 TO DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends .....................................................    $   13,261
  Interest ......................................................         1,542
  Foreign taxes withheld ........................................           (78)
                                                                     ----------
    Total investment income .....................................        14,725
                                                                     ----------
EXPENSES
  Investment advisory fee .......................................         4,842
  Financial agent fee ...........................................         6,654
  Professional ..................................................        17,824
  Printing ......................................................         6,637
  Custodian .....................................................         3,318
  Trustees ......................................................         1,266
  Miscellaneous .................................................           968
                                                                     ----------
    Total expenses ..............................................        41,509
    Less expenses borne by investment adviser ...................       (35,371)
    Custodian fees paid indirectly ..............................            (4)
                                                                     ----------
    Net expenses ................................................         6,134
                                                                     ----------
NET INVESTMENT INCOME ...........................................         8,591
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized  gain on securities ..............................         9,765
  Net change in unrealized appreciation
    (depreciation) on investments ...............................       183,206
  Net change in unrealized  appreciation
    (depreciation) on foreign currency and
    foreign currency transactions ...............................          (322)
                                                                     ----------
NET GAIN ON INVESTMENTS .........................................       192,649
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............    $  201,240
                                                                     ==========


                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FROM INCEPTION
                                                                   10/29/01 TO
                                                                    12/31/01
                                                                 --------------
FROM OPERATIONS
  Net investment income (loss) ................................    $    8,591
  Net realized gain (loss) ....................................         9,765
  Net change in unrealized appreciation (depreciation) ........       182,884
                                                                   ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .       201,240
                                                                   ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................        (8,371)
  Net realized short-term gains ...............................           (49)
                                                                   ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...        (8,420)
                                                                   ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (447,287 shares) ..............     4,527,099
  Net asset value of shares issued from reinvestment of
    distributions (798 shares) ................................         8,420
  Cost of shares repurchased (3,420 shares) ...................       (35,434)
                                                                   ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...     4,500,085
                                                                   ----------
  NET INCREASE (DECREASE) IN NET ASSETS .......................     4,692,905
NET ASSETS
  Beginning of period .........................................            --
                                                                   ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF $0) .......................    $4,692,905
                                                                   ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 FROM INCEPTION
                                                                  10/29/01 TO
                                                                   12/31/01
                                                                 --------------
Net asset value, beginning of period ..........................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ................................      0.02
  Net realized and unrealized gain (loss) .....................      0.55
                                                                   ------
    TOTAL FROM INVESTMENT OPERATIONS ..........................      0.57
                                                                   ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........................     (0.02)
  Dividends from net realized gains ...........................        --(5)
                                                                   ------
    TOTAL DISTRIBUTIONS .......................................     (0.02)
                                                                   ------
CHANGE IN NET ASSET VALUE .....................................      0.55
                                                                   ------
NET ASSET VALUE, END OF PERIOD ................................    $10.55
                                                                   ======
Total return ..................................................      5.73%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .......................    $4,693
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .......................................      0.95%(2)(4)
  Net investment income .......................................      1.33%(2)
Portfolio turnover rate .......................................         9%(3)

(1)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 6.43% for the period ended December 31, 2001.
(2)Annualized.
(3)Not annualized.
(4)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5)Amount is less than $0.01.

                        See Notes to Financial Statements

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

INVESTOR PROFILE
     The  Fund  is   appropriate   for  investors   seeking  long  term  capital
appreciation by investing primarily in equity securities.

INVESTMENT ADVISER'S REPORT
     The S&P 500 Index(1) rebounded in the fourth quarter of 2001, advancing 10.70%. Despite this strong rebound the index finished its second consecutive year of double digit losses, down 11.87% and the Fund fell 15.08%. This is only the fourth time since the Depression that the equity markets had two consecutive annual losses. All sectors in the index, with the exception of consumer discretionary and materials, which represent only 15% of the index, had negative returns. The declines in the US market occurred against a backdrop of economic weakness, with the longest lasting business expansion in US history ending in March 2001. Corporate earnings in the US are estimated to have declined 16-17%, compared to a growth rate of 17% in 2000. The Fed cut interest rates 11 times and 4.75%, yet monetary and fiscal stimulus did not lead to the business spending that will be necessary for recovery. Technology spending declined last year from the strong levels experienced in advance of Y2K and the introduction of the Euro. The consumer remained relatively strong despite the declining market and increasing unemployment, buoyed to some extent by the ability to refinance and a boom in residential real estate values. Within the large cap universe, both value and growth indices declined, although the Russell 1000 Value Index(2), which fell 5.59% lost less than the Russell 1000 Growth Index(3), which lost 20.42%. The Lipper peer group fell -23.87% and the fund fell -15.08%.

     The fund lagged the S&P 500 as a result of stock selection. While it is never satisfying to report negative numbers and to lag the primary index, we are pleased with performance relative to the growth universe and other growth managers, as we exceeded both benchmarks for the second year in a row, a period that has been extremely difficult for growth managers. The fund was, on average 5% overweight in technology throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work, and these decisions were incrementally positive for performance. Technology was the second worst performing sector of the index and the fund, after utilities. Stock selection in the first quarter lagged the index materially and the fund ended the year behind the index return despite outperformance in both the second and fourth quarters. During the year we increased the emphasis on larger, more established companies dominant in their respective space. These are companies that have longer histories as publicly traded companies, have cash on their balance sheets and have been through prior downturns. Many of these companies tended to act as bellwethers for their respective industries, continued to spend on research and development and many did not make negative preannouncements. Microsoft, the largest technology holding, advanced 53%, gaining $123 billion in market capitalization. Microsoft was helped by resolution of many of the legal issues that had threatened the breakup of the company. Microsoft also made progress in the diversification of its product line through the introduction of Xbox, which appeared in the early running to have supplanted Nintendo for the second place after Sony Playstation. The release of Windows XP, which experienced a good start that should only get stronger as both companies and individuals upgrade. The upgrade will be required as Microsoft will support Windows 2000 only through the end of 2002. We view Microsoft as a company that can consistently earn high single digit/low double digit earnings growth, which is attractive in the current environment.

     Stock selection in telecomm services, which was less than 5% of the fund, also detracted from performance. Providers such as Verizon and SBC suffered modest declines as growth rates slowed and the companies were forced to delay expenditures and lay off staff. Verizon postponed the IPO for its wireless carrier, the largest in the US, in the weak environment. The majority of the underperformance in this sector can be attributed to positions in Qwest Communications and American Tower. We purchased Qwest in the third quarter feeling that the valuation was quite reasonable and most of the bad news out. The company subsequently reported weaker than expected numbers and expectations and we sold the stock. We also eliminated the communication tower holdings, including American Tower, as the business models for these companies will continue to be slowed by the malaise in the telecomm segment. While we do believe in the growth in wireless traffic, clearly it will take place more slowly than originally anticipated and we do not want this exposure while the economy remains weak and there is no visible catalyst for a recovery for the telecomm providers.

     Consumer discretionary was a modestly positive sector for the index, and stock selection in the fund, which was roughly market weight in the sector, lagged. We favored discount retailers such as Home Depot, which benefited from a robust housing market and consumer interest in cocooning, which means increased dollars for home spending, after September 11th. Other retail names that performed well were Dollar Tree Stores, Wal-Mart, which recently announced same store sales grew 6% over the holiday season, at the high end of the range, and Costco. The fund lost ground in several of the new media stocks that are in the sector. We owned a small position in Comcast on the strength of the good management team, and favorable financial results. Comcast suffered, as did others, from the weak economy and finally from speculation around the AT&T cable acquisition. We sold Comcast when it was announced they had won the bidding, as there are many uncertainties and risks that come with a large merger, and while we continue to like the name we do no want exposure to those uncertainties. AOL

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

Time Warner, which was a top ten position in the first half was subsequently reduced to a market weight or below as the weak advertising environment made it increasingly unlikely that the aggressive growth targets the company has set would be met. As well, the company has been hurt by slower than expected subscription growth in the AOL unit. The fund also had a small position in Starwood Hotels, which we sold post September 11th, but detracted value, as well as in Radioshack, which suffered from weak electronics sales and slower than expected digital satellite subscription growth.

     Being underweight in utilities, which was the worst performing sector in the index and fund, added value to performance relative to the index. Industrials, which were the largest overweight, averaging 19% of the fund, also contributed positively, both from the overweight in a sector that declined less than many others, and from stock selection which modestly exceeded the index sector return. Tyco, which remained the largest holding, was a strong performer. The company exceeded earnings expectations in each quarter, produced over $4 billion in free cash flow and made acquisitions in each of their major divisions, the largest the CIT Financial acquisition, which created a new line of business for the company. Weakness in electronics was made up for by strength in fire and safety protection and healthcare as well as aggressive expense management. The stock came under pressure in the first few trading days of 2001 as SEC Insights, a newsletter, published a report that Tyco might be under SEC investigation since the SEC did not reply to the newsletter request for correspondence regarding Tyco. The SEC subsequently permitted Tyco to publish a letter that indicated there are no ongoing investigations that have not already been disclosed. We continue to believe in the strong earnings prospects for Tyco and feel the stock is reasonably valued, with room for earnings growth and multiple expansion. We built General Dynamics to a top 10 position early in the year, based on its 15% plus earnings growth track record and strong business visibility; we cut the holding back after a strong run up in defense stocks post September 11th and as the company announced there was some likelihood next year's EPS numbers would be reduced. We were buyers of General Dynamics in December. General Electric, another top 10 holding, struggled last year, as a series of negative events hit the company. From the rejection of the Honeywell merger by the EU Commission, to the effects of September 11th, which reached broadly into the company from NBC to GE Financial to aircraft engines, as well as the departure of long-time CEO Jack Welch, the stock struggled. By the end of the year, new CEO Jeff Immelt had announced that the company expects to grow earnings in the 10-11% range in 2002,and that acquisitions across business units are being considered, news that was favorably received. Smaller positions in transaction processors First Data and Concord EFS performed well, as the volume of financial transactions, which drives their revenue, remained positive through the end of the year.

     Consumer staples, which was roughly market weight, was one of the relatively defensive sectors, losing ground in the fourth quarter when investors favored stocks more levered to economic recovery. Pepsico, which is on track to produce 12-13% earnings growth, was the largest holding in the sector. The Quaker integration appears to be going well and Frito Lay is doing well, comprising the largest share of the company's revenues. Less than 25% of Pepsi's revenues now come from traditional soft drinks, and the company has outpaced Coke in non-carbonated beverages, the fastest growth area in soft drinks. The fund bought Kraft on the initial IPO and subsequently added to the position. We are encouraged by the cost savings and co-branding opportunities being realized from the Nabisco acquisition and the company should benefit from Euro stabilization and lower raw materials costs. Safeway underperformed, and we added to the position on weakness after trimming earlier. The company was hurt by aggressive pricing moves by KMart which were subsequently matched by Wal-Mart. The company has lowered future growth estimates to 14-16% from 16-18%. We continue to believe that Safeway is well-managed and has dominant market share and the ability to weather this temporary price war.

     The fund was underweight in financials, although the growth financials we favored declined less than the index sector return. We have had exposure to both higher beta and lower beta names, actively managing the exposure based on valuation and the environment. Freddie Mac was the largest holding; although earnings grew in excess of 20% in 2001 and Freddie Mac expects 15% plus growth in 2002, the stock declined modestly. Freddie Mac did perform strongly in the second quarter and post September 11th, when there was a flight to quality financials, but when investors rotated to higher beta financials or out of the group, Freddie Mac was under pressure. As well, investors focus on the prospect of growth eventually slowing and the periodic uncertainty around political risk. We continue to like both the earnings visibility and the modest valuation Freddie has had relative to the broad market. We have trimmed Freddie Mac as a source of funds when moving into technology, but we will maintain a significant stake in the name until the environment becomes more positive. Citigroup, one of the higher beta financials, was also a top ten holding with a positive return for the year. In our view Citigroup is a well diversified global financial conglomerate with disciplined management and a reasonable valuation relative to future earnings growth prospects. There are some short-term negatives, such as the company's reliance on the fragile consumer for earnings and exposure to Enron, however we still regard the company as a high quality growth opportunity. Smaller positions in higher beta names such as Capital One and Goldman Sachs added to performance in the fourth quarter, and we will look to increase our exposure to higher beta names as the signs of economic recovery become more convincing.

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES


OUTLOOK
     The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as technology and consumer discretionary has pushed valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic the stock market will have a modest rebound in 2002. If the market were to register another losing year it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.



                 Focus
                 Equity         S&P 500
                 Series         Index(1)

12/15/99       $10,000.00     $10,000.00
12/31/99        10,631.10      10,400.00
12/29/00         9,232.45       9,444.51
12/31/01         7,840.36       8,322.99


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                       FROM
                                                     INCEPTION
                                                    12/15/99 TO
                                         1 YEAR      12/31/01
-----------------------------------------------------------------------
  Focus Equity Series                    (15.08)%     (11.21)%
-----------------------------------------------------------------------
  S&P 500 Index(1)                       (11.87)%      (8.58)%
-----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.
(2) The Russell 1000 Value Index is unmanaged and measures large-cap value-oriented stock total-return performance and is provided for general comparative purposes.
(3) The Russell 1000 Growth Index is unmanaged and measures large-cap growth-oriented stock total return performance and is provided for general comparative purposes.
The indices are not available for direct investment.

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                       SHARES     VALUE
                                                       ------   ----------
COMMON STOCKS--98.2%
AEROSPACE/DEFENSE--2.4%
  General Dynamics Corp. .........................      2,550   $  203,082
                                                                ----------
BEVERAGES (ALCOHOLIC)--3.1%
  Anheuser-Busch Cos., Inc. ......................      5,900      266,739
                                                                ----------
BEVERAGES (NON-ALCOHOLIC)--2.9%
  PepsiCo, Inc. ..................................      5,165      251,484
                                                                ----------
BIOTECHNOLOGY--2.8%
  Amgen, Inc. (b) ................................      2,100      118,524
  Gilead Sciences, Inc. (b) ......................        900       59,148
  IDEC Pharmaceuticals Corp. .....................        850       58,590
                                                                ----------
                                                                   236,262
                                                                ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.6%
  Liberty Media Corp. Class A (b) ................      9,698      135,772
                                                                ----------
COMMUNICATIONS EQUIPMENT--0.7%
  QUALCOMM, Inc. (b) .............................      1,200       60,600
                                                                ----------
COMPUTERS (HARDWARE)--4.5%
  Dell Computer Corp. (b) ........................      4,750      129,105
  International Business Machines Corp. ..........      1,900      229,824
  Sun Microsystems, Inc. (b) .....................      2,550       31,365
                                                                ----------
                                                                   390,294
                                                                ----------
COMPUTERS (NETWORKING)--2.8%
  Cisco Systems, Inc. (b) ........................     13,100      237,241
                                                                ----------
COMPUTERS (SOFTWARE & SERVICES)--6.8%
  Microsoft Corp. (b) ............................      6,500      430,625
  Oracle Corp. (b) ...............................      6,700       92,527
  VERITAS Software Corp. (b) .....................      1,300       58,279
                                                                ----------
                                                                   581,431
                                                                ----------
CONSUMER FINANCE--0.5%
  Capital One Financial Corp. ....................        800       43,160
                                                                ----------
ELECTRICAL EQUIPMENT--5.5%
  General Electric Co. ...........................     11,900      476,952
                                                                ----------
ELECTRONICS (SEMICONDUCTORS)--6.6%
  Intel Corp. ....................................     12,600      396,270
  Texas Instruments, Inc. ........................      4,750      133,000
  Xilinx, Inc. (b) ...............................      1,050       41,002
                                                                ----------
                                                                   570,272
                                                                ----------
ENTERTAINMENT--2.6%
  AOL Time Warner, Inc. (b) ......................      5,250      168,525
  Viacom, Inc. Class B (b) .......................      1,200       52,980
                                                                ----------
                                                                   221,505
                                                                ----------
FINANCIAL (DIVERSIFIED)--8.6%
  Citigroup, Inc. ................................      6,683      337,358
  Freddie Mac ....................................      6,175      403,845
                                                                ----------
                                                                   741,203
                                                                ----------
FOODS--2.4%
  Kraft Foods, Inc. Class A ......................      6,100      207,583
                                                                ----------
HEALTH CARE (DIVERSIFIED)--5.2%
  American Home Products Corp. ...................      4,700      288,392
  Johnson & Johnson ..............................      2,750      162,525
                                                                ----------
                                                                   450,917
                                                                ----------

                                                       SHARES     VALUE
                                                       ------   ----------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--9.0%
  Merck & Co., Inc. ..............................      2,650     $155,820
  Pfizer, Inc. ...................................     13,750      547,937
  Pharmacia Corp. ................................      1,650       70,373
                                                                ----------
                                                                   774,130
                                                                ----------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.6%
  HCA, Inc. ......................................      3,650      140,671
                                                                ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.4%
  Medtronic, Inc. (b) ............................      2,400      122,904
                                                                ----------
HEALTH CARE (SPECIALIZED SERVICES)--2.3%
  Laboratory Corporation of America Holdings (b) .      2,450      198,082
                                                                ----------
INSURANCE (MULTI-LINE)--2.3%
  American International Group, Inc. .............      2,450      194,530
                                                                ----------
INVESTMENT BANKING/BROKERAGE--1.2%
  Goldman Sachs Group, Inc. (The) ................      1,150      106,662
                                                                ----------
MANUFACTURING (DIVERSIFIED)--8.8%
  Tyco International Ltd. ........................     12,900      759,810
                                                                ----------
OIL & GAS (DRILLING & EQUIPMENT)--1.0%
  Baker Hughes, Inc. .............................      2,350       85,704
                                                                ----------
RETAIL (BUILDING SUPPLIES)--3.6%
  Home Depot, Inc. (The) .........................      6,050      308,611
                                                                ----------
RETAIL (FOOD CHAINS)--1.4%
  Safeway, Inc. (b) ..............................      2,850      118,988
                                                                ----------
RETAIL (GENERAL MERCHANDISE)--3.9%
  BJ's Wholesale Club, Inc. (b) ..................      2,200       97,020
  Wal-Mart Stores, Inc. ..........................      4,200      241,710
                                                                ----------
                                                                   338,730
                                                                ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.9%
  Sprint Corp. (PCS Group) (b) ...................      3,150       76,892
                                                                ----------
TELEPHONE--1.8%
  Verizon Communications, Inc. ...................      3,160      149,974
                                                                ----------
TOTAL COMMON STOCKS
  (Identified cost $8,356,392) ..............................    8,450,185
                                                                ----------
TOTAL LONG-TERM INVESTMENTS--98.2%
  (Identified cost $8,356,392) ..............................    8,450,185
                                                                ----------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                        -----
SHORT-TERM OBLIGATIONS--3.2%
REPURCHASE AGREEMENTS--3.2%
  State Street Bank & Trust Co. repurchase agreement,
    0.25%, dated 12/31/01, due 1/2/02, repurchase price
    $276,004, collateralized by U.S. Treasury Bond 6.50%,
    11/15/26, market value $284,532 ..............       $276      276,000
                                                                ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $276,000) ................................      276,000
                                                                ----------
TOTAL INVESTMENTS--101.4%
  (Identified cost $8,632,392) ..............................    8,726,185(a)
  Other assets and liabilities, net--(1.4)% .................     (116,385)
                                                                ----------
NET ASSETS--100.0% ..........................................   $8,609,800
                                                                ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $545,551 and gross depreciation of $1,233,206 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $9,413,840.
(b) Non-income producing.

                        See Notes to Financial Statements

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $8,632,392) .....   $ 8,726,185
Cash ............................................................           116
Receivables
  Investment securities sold ....................................       186,916
  Receivable from adviser .......................................        18,138
  Fund shares sold ..............................................        16,464
  Dividends and interest ........................................         5,067
Prepaid expenses ................................................            71
                                                                    -----------
    Total assets ................................................     8,952,957
                                                                    -----------
LIABILITIES
Payables
  Investment securities purchased ...............................       239,420
  Printing fee ..................................................        61,136
  Professional fee ..............................................        27,499
  Fund shares repurchased .......................................         6,349
  Financial agent fee ...........................................         3,561
  Trustees' fee .................................................         3,262
  Miscellaneous fee .............................................         1,930
                                                                    -----------
    Total liabilities ...........................................       343,157
                                                                    -----------
NET ASSETS ......................................................   $ 8,609,800
                                                                    ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............   $10,767,509
  Accumulated net realized loss .................................    (2,251,502)
  Net unrealized appreciation ...................................        93,793
                                                                    -----------
NET ASSETS ......................................................   $ 8,609,800
                                                                    ===========
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization .........................     1,099,245
                                                                     ==========
Net asset value and offering price per share ....................         $7.83
                                                                          =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends .....................................................   $    60,348
  Interest ......................................................         2,855
                                                                    -----------
    Total investment income .....................................        63,203
                                                                    -----------
EXPENSES
  Investment advisory fee .......................................        68,422
  Financial agent fee ...........................................        42,470
  Printing ......................................................        78,657
  Professional ..................................................        29,672
  Custodian .....................................................        21,316
  Trustees ......................................................         8,437
  Miscellaneous .................................................         7,407
                                                                    -----------
    Total expenses ..............................................       256,381
    Less expenses borne by investment adviser ...................      (175,871)
    Custodian fees paid indirectly ..............................           (13)
                                                                    -----------
    Net expenses ................................................        80,497
                                                                    -----------
NET INVESTMENT LOSS .............................................       (17,294)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...............................    (1,924,289)
  Net change in unrealized appreciation (depreciation)
    on investments ..............................................       596,807
                                                                    -----------
NET LOSS ON INVESTMENTS .........................................    (1,327,482)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $(1,344,776)
                                                                    ===========


                        See Notes to Financial Statements

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED    YEAR ENDED
                                                                                      12/31/01      12/31/00
                                                                                    -----------    ----------
FROM OPERATIONS
  Net investment income (loss) .................................................    $   (17,294)   $  (24,581)
  Net realized gain (loss) .....................................................     (1,924,289)     (327,213)
  Net change in unrealized appreciation (depreciation) .........................        596,807      (812,922)
                                                                                    -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................     (1,344,776)   (1,164,716)
                                                                                    -----------    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................             --          (879)
  Net realized short-term gains ................................................             --        (6,824)
                                                                                    -----------    ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................             --        (7,703)
                                                                                    -----------    ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (563,359 and 317,692 shares, respectively) .....      4,704,187     3,465,035
  Net asset value of shares  issued from  reinvestment  of
    distributions (0 and 705 shares, respectively) .............................             --         7,703
  Cost of shares repurchased (239,892 and 50,781 shares, respectively) .........     (1,904,735)     (547,499)
                                                                                    -----------    ----------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................      2,799,452     2,925,239
                                                                                    -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS ............................................      1,454,676     1,752,820
NET ASSETS
  Beginning of period ..........................................................      7,155,124     5,402,304
                                                                                    -----------    ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
    OF $0 AND $0, RESPECTIVELY) ................................................    $ 8,609,800    $7,155,124
                                                                                    ===========    ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    YEAR ENDED
                                                                                    DECEMBER 31,           FROM INCEPTION
                                                                                    -----------              12/15/99 TO
                                                                                       2001        2000       12/31/99
                                                                                       ----        ----       --------
Net asset value, beginning of period ...........................................      $ 9.22      $10.63       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................................................       (0.02)(5)   (0.04)(5)       --
  Net realized and unrealized gain (loss) ......................................       (1.37)      (1.36)        0.63
                                                                                      ------      ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ...........................................       (1.39)      (1.40)        0.63
                                                                                      ------      ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........................................          --          --(4)        --
  Dividends from net realized gains ............................................          --       (0.01)          --
                                                                                      ------      ------       ------
    TOTAL DISTRIBUTIONS ........................................................          --       (0.01)          --
                                                                                      ------      ------       ------
CHANGE IN NET ASSET VALUE ......................................................       (1.39)      (1.41)        0.63
                                                                                      ------      ------       ------
NET ASSET VALUE, END OF PERIOD .................................................      $ 7.83      $ 9.22       $10.63
                                                                                      ======      ======       ======
Total return ...................................................................      (15.08)%    (13.16)%       6.31%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..........................................      $8,610      $7,155       $5,402
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) .......................................................        1.00%(6)    1.00%        1.00%(1)
  Net investment income (loss) .................................................       (0.21)%     (0.34)%       0.39%(1)
Portfolio turnover rate ........................................................         110%         86%           2%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.18%, 2.90% and 8.11 % for the periods ended December 31, 2001, 2000 and 1999, respectively.
(4) Amount is less than $0.01.
(5) Computed using average shares outstanding.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES


INVESTOR PROFILE
     The Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the portfolio may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

INVESTMENT ADVISER'S REPORT
     From December 31, 2000 to December 31, 2001, the market represented by the large-cap S&P 500 Index(2) returned a total of -11.87%. It has indeed been a difficult period for equity investors. Late 2000, it became clear that information technology spending was slowing down due to a dramatic buildup of capacity and eroding end-market demand. Stocks had been falling as we entered 2001; however, the slowing economy prompted the Fed to embark on a period of significant easing starting in early January. Stocks rallied initially. But as investors realized the severity of the economic slowdown during the first quarter of 2001, stocks sold off again. The market made a brief rally in April and May, but sold off quickly as evidence of recovery didn't emerge in the later part of the second quarter. The tragic events of September 11th shocked the world and further weakened a fragile economy. Stocks fell precipitously when the market reopened on September 17.

     It has been a very painful year for equity investors, marked by downward spirals and seesaw changes. During the last quarter of 2001, the market made a dramatic rally off the lows of late September. The S&P 500 rose 10.69% during this time. Investors are betting that economic recovery may be delayed, but not derailed. We agree with this assessment. As evidence of recovery emerges in 2002, we believe the market will climb higher.

     During periods of economic difficulty, it is understandable that market leaders are those engaged in businesses not severely effected by cyclical weakness. Consumer staple and health-care issues have been the best performers during this 12-month period. On the other hand, stocks of technology, consumer services and telecommunication companies have performed poorly.

     The portfolio returned 2.60% for the year ended December 31, 2001, very favorable when compared with a return of -3.70% for the Balanced Benchmark Index1. All performance figures assume reinvestment of distributions.

     The equity portion of the portfolio performed quite well during the past 12 months. With good diversification and stock picking, returns were ahead of the S&P 500 all year. We were overweighted in health-care stocks throughout the year. We were underweighted in cyclical issues during the first quarter of the year, but have increased our weighting throughout the year by trading off consumer staples and energy issues. We believe cyclical stocks will benefit the most as the economy rebounds.

     The bond portion also performed very well during this period, with higher yielding sectors being among the best performers in the market. We have maintained our strategy of investing in sectors with the best relative values, and while this hurt performance last year, it has benefited results this year. Some of the best contributors to performance were our holdings in the cable and telecommunications industries.


OUTLOOK
     We are positive on stocks at current levels, especially in the near to intermediate term. Low bond yields and low inflation rates support present stock valuations. As the economy recovers during the second half of 2002, earnings are poised to rebound significantly off depressed levels. We believe stock valuations will be maintained going into next year, and stocks will move higher with earnings recovery.

     We also believe the outlook for the fixed-income markets is very favorable for the long term. Real yields remain attractive by historical standards, and all spread sectors now offer excellent value relative to long-term averages. Our current focus is on Europe to take advantage of inefficiencies we are finding there and using currency hedges to pick up incremental yield.

                        PHOENIX-OAKHURST BALANCED SERIES


                                                    Lehman
                                                    Brothers       Balanced
                       Balanced                     Aggregate      Benchmark
           Balanced    Benchmark        S&P 500     Bond           Index
           Series      Index (new)(1)   Index(2)    Index(3)       (old)(4)

5/1/92     $10,000.00  $10,000.00       $10,000.00  $10,000.00     $10,000.00
12/31/92    10,971.70   10,767.30        10,796.00   10,801.20      10,712.00
12/31/93    11,912.40   11,837.80        11,875.60   11,854.40      11,702.50
12/30/94    11,578.90   11,799.30        12,032.70   11,508.70      11,724.90
12/29/95    14,274.20   15,294.70        16,545.90   13,635.30      14,917.40
12/31/96    15,781.80   17,609.70        20,392.40   14,130.30      17,055.80
12/31/97    18,611.70   21,769.40        27,198.50   15,494.30      20,799.80
12/31/98    22,150.50   26,359.60        35,019.90   16,840.20      24,890.60
12/31/99    24,714.20   29,535.70        42,421.40   16,701.30      27,765.90
12/29/00    24,839.80   29,234.40        38,524.10   18,643.00      27,627.30
12/31/01    25,484.90   28,151.50        33,949.40   20,217.20      26,772.30

  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                      FROM
                                                                    INCEPTION
                                                                    5/1/92 TO
                                            1 YEAR      5 YEAR      12/31/01
--------------------------------------------------------------------------------
  Balanced Series                             2.60%     10.06%       10.15%
--------------------------------------------------------------------------------
  Balanced Benchmark Index (new)(1)          (3.70)%     9.84%       11.29%
--------------------------------------------------------------------------------
  S&P 500 Index(2)                          (11.87)%    10.73%       13.47%
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(3)     8.44%      7.43%        7.55%
--------------------------------------------------------------------------------
  Balanced Benchmark Index (old)(4)          (3.09)%     9.44%       10.71%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 5/1/92
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.
(1) The Balanced Benchmark Index (new) is unmanaged and is calculated based upon the performance of the following indices: 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index. This benchmark was changed from the prior year to more accurately reflect the allocation of the Series.
(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.
(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance and is provided for general comparative purposes.
(4) The Balanced Benchmark Index (old) is unmanaged and is calculated based upon the performance of the following indices: 55% S&P 500 Index/35% Lehman Brothers Aggregate Bond Index/10% U.S. Treasury Bill.
The indices are not available for direct investment.

                        PHOENIX-OAKHURST BALANCED SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001



                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------

U.S. GOVERNMENT SECURITIES--2.5%
U.S. TREASURY BONDS--1.2%
  U.S. Treasury Bonds 5.375%, 2/15/31 ...      AAA     $3,000    $  2,957,814
                                                                 ------------
U.S. TREASURY NOTES--1.3%
  U.S. Treasury Notes 4.625%, 5/15/06 ...      AAA      1,875       1,901,147
  U.S. Treasury Notes 3.50%, 11/15/06 ...      AAA        750         722,988
  U.S. Treasury Notes 5.625%, 5/15/08 ...      AAA        234         245,280
  U.S. Treasury Notes 5%, 8/15/11 .......      AAA        350         349,125
                                                                 ------------
                                                                    3,218,540
                                                                 ------------
OTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $6,164,614) ..............................       6,176,354
                                                                 ------------
AGENCY MORTGAGE-BACKED SECURITIES--2.6%
  Fannie Mae 6.50%, 10/1/31 .............      AAA        498         497,961
  GNMA 6.50%, 11/15/23 ..................      AAA      1,104       1,117,175
  GNMA 6.50%, 12/15/23 ..................      AAA        323         326,490
  GNMA 6.50%, 2/15/24 ...................      AAA      1,378       1,394,183
  GNMA 6.50%, 6/15/28 ...................      AAA      2,854       2,869,648
                                                                 ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $6,103,309) ..............................       6,205,457
                                                                 ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--5.9%
  Fannie Mae 6.50%, 8/15/04 .............      AAA        449         480,358
  Fannie Mae 4.375%, 10/15/06 ...........      AAA      5,000       4,895,450
  Fannie Mae 6.625%, 9/15/09 ............      AAA      4,355       4,651,932
  Freddie Mac 6.625%, 9/15/09 ...........      AAA      4,000       4,258,380
                                                                 ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $13,680,708) .............................      14,286,120
                                                                 ------------
MUNICIPAL BONDS--5.8%
CALIFORNIA--2.0%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%, 10/1/29    AAA      1,000         984,840
  Fresno County Pension Obligation Revenue
    Taxable 6.21%, 8/15/06 ..............      AAA      1,000       1,036,320
  Fresno Pension Obligation Taxable 7.80%,
    6/1/14 ..............................      AAA      1,000       1,137,300
  Kern County Pension Obligation Revenue
    Taxable 7.26%, 8/15/14 ..............      AAA        420         457,090
  Long Beach Pension Obligation Taxable
    6.87%, 9/1/06 .......................      AAA        230         244,626
  San Bernardino County Pension Obligation
    Revenue Taxable 6.87%, 8/1/08 .......      AAA        110         117,004
  Sonoma County Pension Obligation Revenue
    Taxable 6.625%, 6/1/13 ..............      AAA        495         516,107
  Ventura County Pension Obligation Taxable
    6.54%, 11/1/05 ......................      AAA        260         276,455
                                                                 ------------
                                                                    4,769,742
                                                                 ------------
FLORIDA--0.8%
  Miami Beach Special Obligation Revenue
    Taxable 8.60%, 9/1/21 ...............      AAA        875         953,374
  Tampa Solid Waste System Revenue Taxable
    Series A 6.33%, 10/1/06 .............      AAA        700         728,063
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 (e) ..      AAA        270         279,274
                                                                 ------------
                                                                    1,960,711
                                                                 ------------
NEW JERSEY--0.4%
  New Jersey Sports & Exposition Authority
    Revenue Taxable Series A 6.75%, 3/1/10     AAA      1,000       1,041,290
                                                                 ------------


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------

NEW YORK--0.9%
  New York State Dormitory Authority Pension
    Obligation Revenue Taxable 6.90%, 4/1/03 AA- $ 650 $ 671,196 New York State Taxable Series C 6.35%,
    3/1/07 ..............................      AAA      1,500       1,544,550
                                                                 ------------
                                                                    2,215,746
                                                                 ------------
OREGON--0.3%
  Multnomah County Pension Obligation
    Revenue Taxable 7.20%, 6/1/10 .......      Aaa(d)     100         107,098
  Portland Pension Revenue Taxable Series C
    7.32%, 6/1/08 .......................      Aaa(d)     555         596,653
                                                                 ------------
                                                                      703,751
                                                                 ------------
PENNSYLVANIA--1.0%
  Philadelphia Authority For Industrial
    Development Pension Funding Retirement
    Systems Revenue Taxable Series A 5.79%,
    4/15/09 .............................      AAA      1,100       1,091,981
  Pittsburgh Pension Obligation Taxable
    Series C 6.50%, 3/1/17 ..............      AAA      1,250       1,258,750
                                                                 ------------
                                                                    2,350,731
                                                                 ------------
TEXAS--0.4%
  Dallas-Fort Worth International Airport
    Revenue Taxable 6.40%, 11/1/07 ......      AAA      1,000       1,035,690
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $13,501,992) .............................      14,077,661
                                                                 ------------
ASSET BACKED SECURITIES--1.3%
  AESOP Funding II LLC 97-1A, A2 6.40%,
    10/20/03 ............................      AAA      1,200       1,226,268
  Premier Auto Trust 98-3, B 6.14%, 9/8/04     AAA        500         505,477
  WFS Financial Owner Trust 00-D, A3 6.83%,
    7/20/05 .............................      AAA      1,330       1,377,900
                                                                 ------------
TOTAL ASSET BACKED SECURITIES
  (Identified cost $3,058,706)                                      3,109,645
                                                                 ------------
CORPORATE BONDS--4.5%
AIRLINES--0.7%
  American Airlines, Inc. 01-2, A-2 144A
    7.858%, 10/1/11 (c) .................      AA+      1,000       1,002,380
  Northwest Airlines Corp. 00-1 G 8.072%,
    10/1/19 .............................      AAA        639         658,138
                                                                 ------------
                                                                    1,660,518
                                                                 ------------
BANKS (MAJOR REGIONAL)--0.2%
  U.S. Bank of Minnesota N.A. 6.30%, 7/15/08   A          500         505,772
                                                                 ------------
BANKS (MONEY CENTER)--0.2%
  Wachovia Corp. 5.625%, 12/15/08 .......      A-         500         485,925
                                                                 ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.4%
  Comcast Cable Communications, Inc.
    7.125%, 6/15/13 .....................      BBB        500         513,467
  CSC Holdings, Inc. 7.625%, 7/15/18 ....      BB+        500         476,133
                                                                 ------------
                                                                      989,600
                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--0.2%
  Computer Associates International, Inc.
    Series B 6.375%, 4/15/05 ............      BBB+       535         537,395
                                                                 ------------
DISTRIBUTORS (FOOD & HEALTH)--0.2%
  AmerisourceBergen Corp. 144A 8.125%,
    9/1/08 (c) ..........................      BB-        500         515,000
                                                                 ------------

                        See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.3%
  MGM Mirage, Inc. 9.75%, 6/1/07 ........      BB+    $   100    $    104,750
  Park Place Entertainment Corp. 9.375%,
    2/15/07 .............................      BB+        500         523,750
                                                                 ------------
                                                                      628,500
                                                                 ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.2%
  HEALTHSOUTH Corp. 10.75%, 10/1/08 .....      BB+        500         552,500
                                                                 ------------
INSURANCE (MULTI-LINE)--0.2%
  Willis Corroon Corp. 9%, 2/1/09 .......      B+         410         428,450
                                                                 ------------
IRON & STEEL--0.2%
  Allegheny Technologies 144A 8.375%,
    12/15/11 (c) ........................      BBB+       500         489,949
                                                                 ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
  Hanover Equipment Trust 144A 8.50%,
    9/1/08 (c) ..........................      BB         185         193,325
                                                                 ------------
PUBLISHING (NEWSPAPERS)--0.2%
  Hollinger International Publishing, Inc. 9.25%,
    3/15/07 .............................      B+         625         622,656
                                                                 ------------
RETAIL (SPECIALTY)--0.2%
  Amerigas Partners Eagle Finance Corp. 144A
    8.875%, 5/20/11 (c) .................      BB+        500         517,500
                                                                 ------------
SHIPPING--0.1%
  Teekay Shipping Corp. 8.32%, 2/1/08 ...      BB+        230         238,050
                                                                 ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
  WorldCom, Inc. 7.50%, 5/15/11 .........      BBB+       650         668,639
                                                                 ------------
TELEPHONE--0.7%
  Century Telephone Enterprises, Inc. Series F
    6.30%, 1/15/08 ......................      BBB+       500         484,395
  Qwest Communications International, Inc.
    7.50%, 11/1/08 ......................      BBB+     1,100       1,112,258
                                                                 ------------
                                                                    1,596,653
                                                                 ------------
TRUCKS & PARTS--0.1%
  Cummins Engine, Inc. 6.45%, 3/1/05 ....      BBB        200         194,939
                                                                 ------------
TOTAL CORPORATE BONDS
  (Identified cost $10,710,831) .............................      10,825,371
                                                                 ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--8.3%
  CS First Boston Mortgage Securities Corp.
    97-C2, B 6.72%, 1/17/07 .............      Aa1(d)   2,000       2,054,066
  DLJ Commercial Mortgage Corp. 98-CF2, A1B
    6.24%, 11/12/31 .....................      Aaa(d)   2,500       2,513,967
  DLJ Commercial Mortgage Corp. 99-CG1, A1B
    6.46%, 1/10/09 ......................      Aaa(d)     500         507,957
  DLJ Mortgage Acceptance Corp. 96-CF1, A1B
    7.58%, 2/12/06 ......................      AAA      1,400       1,466,998
  First Union - Lehman Brothers Commercial
    Mortgage 97-C1, B 7.43%, 4/18/07 ....      Aa2(d)     930         990,471
  First Union Commercial Mortgage Trust
    99-C1, A2 6.07%, 10/15/08 ...........      AAA      2,000       2,008,438
  G.E. Capital Mortgage Services, Inc.
    96-8, 1M
    7.25%, 5/25/26 ......................      AA         213         213,502
  JP Morgan Chase Commercial Mortgage
    Securities Corp. 01-CIBC, A3 6.26%,
    3/15/33 .............................      AAA      2,250       2,281,641
  LB Commercial Conduit Mortgage Trust
    98-C4, A1B 6.21%, 10/15/08 ..........      AAA      2,500       2,542,624
  Lehman Large Loan 97-LLI, B 6.95%,
     3/12/07 ............................      AA+        825         866,880
  Nationslink Funding Corp. 96-1, B 7.69%,
    12/20/05 ............................      AA         450         471,445


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Residential Funding Mortgage Securities I
    96-S1, A11 7.10%, 1/25/26 ...........      AAA    $   881    $    897,832
  Residential Funding Mortgage Securities I
    96-S4, M1 7.25%, 2/25/26 ............      AAA        733         734,410
  Residential Funding Mortgage Securities I
    96-S8, A4 6.75%, 3/25/11 ............      AAA        468         482,141
  Washington Mutual Bank 99-WM3, 2A5
    7.50%, 11/19/29 .....................      Aaa(d)   2,000       2,091,660
                                                                 ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $19,542,109) .............................      20,124,032
                                                                 ------------
FOREIGN GOVERNMENT SECURITIES--4.4%
CHILE--0.5%
  Republic of Chile 6.875%, 4/28/09 .....      A-       1,125       1,139,332
                                                                 ------------
COLOMBIA--0.2%
  Republic of Colombia 9.75%, 4/9/11 ....      BBB        485         507,700
                                                                 ------------
CROATIA--0.2%
  Croatia Series A 4.563%, 7/31/10 (e) ..      BBB-       507         500,296
                                                                 ------------
EL SALVADOR--0.5%
  Republic of El Salvador 144A 9.50%,
    8/15/06 (c) .........................      BB+      1,200       1,314,000
                                                                 ------------
MEXICO--1.5%
  United Mexican States Global Bond 8.125%,
    12/30/19 ............................      BB+      2,750       2,678,500
  United Mexican States Series MTN 8.30%,
    8/15/31 .............................      BB+      1,000         985,000
                                                                 ------------
                                                                    3,663,500
                                                                 ------------
POLAND--1.2%
  Republic of Poland Series PDIB 6%,
    10/27/14 (e) ........................      BBB+     2,950       2,933,605
                                                                 ------------
URUGUAY--0.3%
  Oriental Republic of Uruguay 7.875%,
    7/15/27 .............................      BBB-       750         705,000
                                                                 ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $10,083,994) .............................      10,763,433
                                                                 ------------
FOREIGN CORPORATE BONDS--1.8%
CANADA--0.2%
  Bowater Canada Finance 144A 7.95%,
    11/15/11 (c) ........................      BBB        500         512,547
                                                                 ------------
CAYMAN ISLANDS--0.8%
  Pemex Finance Ltd. 7.33%, 5/15/12 .....      AAA      1,000       1,055,600
  Petrobras International Finance 144A 9.75%,
    7/6/11 (c)                                 Baa(d)   1,000         990,000
                                                                 ------------
                                                                    2,045,600
                                                                 ------------
CHILE--0.2%
  Empresa Nacional de Electricidad SA Series B
    8.50%, 4/1/09 .......................      BBB+       120         122,962
  Petropower I Funding Trust 144A 7.36%,
    2/15/14 (c) .........................      BBB        302         278,417
                                                                 ------------
                                                                      401,379
                                                                 ------------
MEXICO--0.2%
  Telefonos de Mexico SA 8.25%, 1/26/06 .      BB+        500         525,625
                                                                 ------------
NETHERLANDS--0.4%
  HSBC Capital Funding LP 144A 9.547%,
    12/31/49 (c) ........................      A-         750         867,999
                                                                 ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $4,162,135) ..............................       4,353,150
                                                                 ------------

                        See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

                                                       SHARES       VALUE
                                                       ------     ----------

COMMON STOCKS--56.5%
AEROSPACE/DEFENSE--1.3%
  General Dynamics Corp. .........................     26,500    $  2,110,460
  Northrop Grumman Corp. .........................      9,700         977,857
                                                                 ------------
                                                                    3,088,317
                                                                 ------------
AIR FREIGHT--0.6%
  FedEx Corp. (b) ................................     27,600       1,431,888
                                                                 ------------
BANKS (MAJOR REGIONAL)--2.4%
  FleetBoston Financial Corp. ....................     86,000       3,139,000
  Wells Fargo & Co. ..............................     59,900       2,602,655
                                                                 ------------
                                                                    5,741,655
                                                                 ------------
BANKS (MONEY CENTER)--1.7%
  Bank of America Corp. ..........................     67,500       4,249,125
                                                                 ------------
BEVERAGES (NON-ALCOHOLIC)--2.2%
  PepsiCo, Inc. ..................................    110,300       5,370,507
                                                                 ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.6%
  Clear Channel Communications, Inc. (b) .........     56,800       2,891,688
  Liberty Media Corp. Class A (b) ................     66,500         931,000
                                                                 ------------
                                                                    3,822,688
                                                                 ------------
CHEMICALS--0.5%
  Dow Chemical Co. (The) .........................     38,900       1,314,042
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.9%
  ADTRAN, Inc. (b) ...............................     29,300         747,736
  American Tower Corp. Class A (b) ...............     44,700         423,309
  Harris Corp. ...................................     30,100         918,351
                                                                 ------------
                                                                    2,089,396
                                                                 ------------
COMPUTERS (HARDWARE)--1.5%
  International Business Machines Corp. ..........     29,900       3,616,704
                                                                 ------------
COMPUTERS (NETWORKING)--1.0%
  Cisco Systems, Inc. (b) ........................    134,800       2,441,228
                                                                 ------------
COMPUTERS (PERIPHERALS)--0.3%
  Maxtor Corp. (b) ...............................    118,300         750,022
                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--3.5%
  Computer Associates International, Inc. ........     59,300       2,045,257
  Microsoft Corp. (b) ............................     97,600       6,466,000
                                                                 ------------
                                                                    8,511,257
                                                                 ------------
DISTRIBUTORS (FOOD & HEALTH)--2.3%
  Cardinal Health, Inc. ..........................     23,325       1,508,194
  McKesson Corp. .................................    109,000       4,076,600
  Performance Food Group Co. (b) .................      4,000         140,680
                                                                 ------------
                                                                    5,725,474
                                                                 ------------
ELECTRICAL EQUIPMENT--2.4%
  General Electric Co. ...........................    147,000       5,891,760
                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--1.7%
  Altera Corp. (b) ...............................     56,600       1,201,052
  Fairchild Semiconductor Corp. Class A (b) ......     41,100       1,159,020
  Intel Corp. ....................................     28,500         896,325
  Micron Technology, Inc. (b) ....................     25,200         781,200
                                                                 ------------
                                                                    4,037,597
                                                                 ------------
ENTERTAINMENT--1.6%
  AOL Time Warner, Inc. (b) ......................     41,300       1,325,730
  Viacom, Inc. Class B (b) .......................     56,200       2,481,230
                                                                 ------------
                                                                    3,806,960
                                                                 ------------


                                                       SHARES       VALUE
                                                       ------     ----------

EQUIPMENT (SEMICONDUCTORS)--1.8%
  Applied Materials, Inc. (b) ....................     33,600    $  1,347,360
  Credence Systems Corp. (b) .....................     23,000         427,110
  Lam Research Corp. (b) .........................     63,600       1,476,792
  Novellus Systems, Inc. (b) .....................     12,000         473,400
  Teradyne, Inc. (b) .............................     21,700         654,038
                                                                 ------------
                                                                    4,378,700
                                                                 ------------
FINANCIAL (DIVERSIFIED)--5.4%
  Citigroup, Inc. ................................    118,300       5,971,784
  Freddie Mac ....................................     37,200       2,432,880
  J.P. Morgan Chase & Co. ........................     40,600       1,475,810
  Morgan Stanley Dean Witter & Co. ...............     56,600       3,166,204
                                                                 ------------
                                                                   13,046,678
                                                                 ------------
FOODS--0.5%
  Dean Foods Co. .................................     17,392       1,186,162
                                                                 ------------
HEALTH CARE (DIVERSIFIED)--0.8%
  Bristol-Myers Squibb Co. .......................     37,300       1,902,300
                                                                 ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.7%
  Pfizer, Inc. ...................................    101,800       4,056,730
                                                                 ------------
HEALTH CARE (GENERIC AND OTHER)--0.8%
  King Pharmaceuticals, Inc. (b) .................     45,066       1,898,631
                                                                 ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
  HCA, Inc. ......................................     19,600         755,384
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
  Bard (C.R.), Inc. ..............................     32,400       2,089,800
  Beckman Coulter, Inc. ..........................     15,600         691,080
  Guidant Corp. (b) ..............................     17,800         886,440
                                                                 ------------
                                                                    3,667,320
                                                                 ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.6%
  Omnicare, Inc. .................................     63,100       1,569,928
                                                                 ------------
INSURANCE (MULTI-LINE)--1.8%
  American International Group, Inc. .............     55,800       4,430,520
                                                                 ------------
MANUFACTURING (DIVERSIFIED)--2.5%
  Tyco International Ltd. ........................    102,474       6,035,719
                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
  Miller (Herman), Inc. ..........................     33,000         780,780
                                                                 ------------
OIL--0.3%
  Conoco, Inc. ...................................     29,300         829,190
                                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.8%
  Baker Hughes, Inc. .............................     14,200         517,874
  Schlumberger Ltd. ..............................      7,400         406,630
  Tidewater, Inc. ................................     17,600         596,640
  Transocean Sedco Forex, Inc. ...................     10,200         344,964
                                                                 ------------
                                                                    1,866,108
                                                                 ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.6%
  Anadarko Petroleum Corp. .......................     11,900         676,515
  Unocal Corp. ...................................     20,800         750,256
                                                                 ------------
                                                                    1,426,771
                                                                 ------------
OIL (INTERNATIONAL INTEGRATED)--1.1%
  ChevronTexaco Corp. ............................     10,600         949,866
  Exxon Mobil Corp. ..............................     43,200       1,697,760
                                                                 ------------
                                                                    2,647,626
                                                                 ------------
PAPER & FOREST PRODUCTS--0.3%
  International Paper Co. ........................     20,500         827,175
                                                                 ------------


                        See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES


                                                       SHARES       VALUE
                                                       ------     ----------

RETAIL (COMPUTERS & ELECTRONICS)--0.6%
  Tech Data Corp. (b)                                  36,400    $  1,575,392
                                                                 ------------
RETAIL (DRUG STORES)--0.5%
  Caremark Rx, Inc. (b) ..........................     70,400       1,148,224
                                                                 ------------
RETAIL (GENERAL MERCHANDISE)--1.5%
  Wal-Mart Stores, Inc. ..........................     61,600       3,545,080
                                                                 ------------
SAVINGS & LOAN COMPANIES--0.4%
  Golden State Bancorp, Inc. .....................     36,300         949,245
                                                                 ------------
SERVICES (ADVERTISING/MARKETING)--0.9%
  Lamar Advertising Co. (b) ......................     50,200       2,125,468
                                                                 ------------
SERVICES (COMMERCIAL & CONSUMER)--1.3%
  Cendant Corp. (b) ..............................    112,300       2,202,203
  Crown Castle International Corp. (b) ...........     93,600         999,648
                                                                 ------------
                                                                    3,201,851
                                                                 ------------
SERVICES (DATA PROCESSING)--1.9%
  BISYS Group, Inc. (The) (b) ....................     27,200       1,740,528
  Fiserv, Inc. (b) ...............................     68,850       2,913,732
                                                                 ------------
                                                                    4,654,260
                                                                 ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
  Nextel Communications, Inc. Class A (b) ........     59,500         652,120
                                                                 ------------
TELEPHONE--1.3%
  SBC Communications, Inc. .......................     51,400       2,013,338
  Verizon Communications, Inc. ...................     24,000       1,139,040
                                                                 ------------
                                                                    3,152,378
                                                                 ------------
TEXTILES (APPAREL)--0.6%
  Jones Apparel Group, Inc. (b) ..................     16,600         550,622
  Liz Claiborne, Inc. ............................     17,600         875,600
                                                                 ------------
                                                                    1,426,222
                                                                 ------------
TRUCKERS--0.6%
  United Parcel Service, Inc. Class B ............     27,300       1,487,850
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $111,275,343) ............................     137,112,432
                                                                 ------------
FOREIGN COMMON STOCKS--0.9%
COMMUNICATIONS EQUIPMENT--0.3%
  Nokia Oyj ADR (Finland) ........................     28,000         686,840
                                                                 ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.6%
  Elan Corp. plc ADR (Ireland) (b) ...............     34,100       1,536,546
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,755,598) ..............................       2,223,386
                                                                 ------------
UNIT INVESTMENT TRUSTS--0.3%
  SPDR Trust Series I ............................      5,700         652,308
                                                                 ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $746,864) ................................         652,308
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--94.8%
  (Identified cost $200,786,203) ............................     229,909,349
                                                                 ------------


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------
SHORT-TERM OBLIGATIONS--4.8%
COMMERCIAL PAPER--3.9%
  Goldman Sachs Group, Inc. 1.75%, 1/2/02      A-1+    $3,650    $  3,649,823
  Lexington Parker Capital Co. LLC 1.95%,
    1/9/02 ..............................      A-1      2,058       2,057,108
  Park Avenue Receivables 2.05%, 1/15/02       A-1      2,180       2,178,262
  Receivables Capital Corp. 2.05%, 1/25/02     A-1+     1,573       1,570,850
                                                                 ------------
                                                                    9,456,043
                                                                 ------------
FEDERAL AGENCY SECURITIES--0.9%
  Freddie Mac 1.80%, 1/9/02 .............      AAA      2,240       2,239,104
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $11,695,147) .............................      11,695,147
                                                                 ------------
TOTAL INVESTMENTS--99.6%
  (Identified cost $212,481,350) ............................     241,604,496(a)
  Other assets and liabilities, net--0.4% ...................       1,036,185
                                                                 ------------
NET ASSETS--100.0% ..........................................    $242,640,681
                                                                 ============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $35,588,384 and gross depreciation of $6,523,670 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $212,539,782.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $6,681,117 or 2.8% of net assets.
(d) As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $212,481,350) ...  $241,604,496
Cash ............................................................        16,848
Receivables
  Interest and dividends ........................................     1,379,808
  Fund shares sold ..............................................        86,657
  Investment securities sold ....................................         5,465
Prepaid expenses ................................................         2,120
                                                                   ------------
    Total assets ................................................   243,095,394
                                                                   ------------
LIABILITIES
Payables
  Fund shares repurchased .......................................       207,852
  Investment advisory fee .......................................       111,986
  Printing fee ..................................................        74,908
  Professional fee ..............................................        25,191
  Financial agent fee ...........................................        17,968
  Trustees' fee .................................................         3,262
Accrued expenses ................................................        13,546
                                                                   ------------
    Total liabilities ...........................................       454,713
                                                                   ------------
NET ASSETS ......................................................  $242,640,681
                                                                   ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............  $216,961,239
  Undistributed net investment income ...........................       535,974
  Accumulated net realized loss .................................    (3,979,678)
  Net unrealized appreciation ...................................    29,123,146
                                                                   ------------
NET ASSETS ......................................................  $242,640,681
                                                                   ============
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization .........................    19,669,938
                                                                   ============
Net asset value and offering price per share ....................        $12.34
                                                                         ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Interest ......................................................   $ 6,876,459
  Dividends .....................................................     1,355,085
  Foreign taxes withheld ........................................           (69)
                                                                    -----------
    Total investment income .....................................     8,231,475
                                                                    -----------
EXPENSES
  Investment advisory fee .......................................     1,347,718
  Financial agent fee ...........................................       220,168
  Printing ......................................................        89,699
  Custodian .....................................................        49,965
  Professional ..................................................        27,446
  Trustees ......................................................         8,437
  Miscellaneous .................................................        19,193
                                                                    -----------
    Total expenses ..............................................     1,762,626
    Less expenses borne by investment adviser ...................       (44,562)
    Custodian fees paid indirectly ..............................        (1,938)
                                                                    -----------
    Net expenses ................................................     1,716,126
                                                                    -----------
NET INVESTMENT INCOME ...........................................     6,515,349
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...............................    (1,533,884)
  Net change in unrealized appreciation
    (depreciation) on investments ...............................       976,208
                                                                    -----------
NET LOSS ON INVESTMENTS .........................................      (557,676)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $ 5,957,673
                                                                    ===========


                        See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED    YEAR ENDED
                                                                                      12/31/01      12/31/00
                                                                                    -----------    ----------
FROM OPERATIONS
  Net investment income (loss) .................................................   $  6,515,349   $  7,672,098
  Net realized gain (loss) .....................................................     (1,533,884)    26,638,478
  Net change in unrealized appreciation (depreciation) .........................        976,208    (32,991,071)
                                                                                   ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................      5,957,673      1,319,505
                                                                                   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................     (6,487,362)    (7,392,570)
  Net realized short-term gains ................................................     (3,347,460)    (1,340,985)
  Net realized long-term gains .................................................     (1,521,676)   (26,117,374)
                                                                                   ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................    (11,356,498)   (34,850,929)
                                                                                   ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,151,392 and 1,987,944 shares, respectively) .     38,944,984     28,345,836
  Net asset value of shares issued from reinvestment of distributions
    (929,801 and 2,675,907 shares, respectively) ...............................     11,356,498     34,850,929
  Cost of shares repurchased (4,481,095 and 4,951,311 shares, respectively) ....    (55,166,888)   (70,675,852)
                                                                                   ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................     (4,865,406)    (7,479,087)
                                                                                   ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................    (10,264,231)   (41,010,511)
NET ASSETS
  Beginning of period ..........................................................    252,904,912    293,915,423
                                                                                   ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
    $535,974 AND $546,879, RESPECTIVELY) .......................................   $242,640,681   $252,904,912
                                                                                   ============   ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------------
                                                                    2001(4)         2000          1999          1998          1997
                                                                   --------       --------      --------      --------      --------
Net asset value, beginning of period ...........................    $12.60         $14.44        $13.74        $12.26        $12.06
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................................      0.33(3)        0.41          0.34          0.33          0.38
  Net realized and unrealized gain (loss) ......................     (0.01)         (0.33)         1.22          1.94          1.73
                                                                    ------         ------        ------        ------        ------
    TOTAL FROM INVESTMENT OPERATIONS ...........................      0.32           0.08          1.56          2.27          2.11
                                                                    ------         ------        ------        ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........................     (0.33)         (0.40)        (0.34)        (0.32)        (0.40)
  Dividends from net realized gains ............................     (0.25)         (1.52)        (0.52)        (0.47)        (1.51)
                                                                    ------         ------        ------        ------        ------
    TOTAL DISTRIBUTIONS ........................................     (0.58)         (1.92)        (0.86)        (0.79)        (1.91)
                                                                    ------         ------        ------        ------        ------
CHANGE IN NET ASSET VALUE ......................................     (0.26)         (1.84)         0.70          1.48          0.20
                                                                    ------         ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD ..................................   $12.34         $12.60        $14.44        $13.74        $12.26
                                                                    ======         ======        ======        ======        ======
Total return ...................................................      2.60%          0.51%        11.57%        19.01%        17.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..........................   $242,641      $252,905      $293,915      $280,056      $231,180
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ........................................       0.70%(2)      0.70%         0.70%         0.68%         0.71%
  Net investment income ........................................       2.66%         2.84%         2.43%         2.58%         2.92%
Portfolio turnover rate ........................................         45%           56%           61%          110%          181%

(1)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.72% for the period ended December 31, 2001.
(2)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)Computed using average shares outstanding.
(4)As required, effective January 1, 2001 the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 2.69% to 2.66%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES



INVESTOR PROFILE
     The Fund is appropriate for investors seeking dividend growth, current income and capital appreciation.

INVESTMENT ADVISER'S REPORT
     Major stock market indices fell for a second year in a row. The Dow Jones Industrial Average(2) fell 5.42%, the S&P 500(1) fell 11.87% and the Nasdaq 100 Index(3) fell 20.80%. The Nasdaq fell more sharply due to deteriorating business conditions in its technology components. The one bright spot in the stock market was the small-cap sector. Small-cap stocks, represented by the Russell 2000 Index(4), rose 2.63%.

     A weak economy, falling corporate earnings, record bankruptcy filings and the September 11th terrorist attacks adversely affected stock prices. The National Bureau of Economic Research declared that a recession officially began in the U.S. in March of 2001. Overly optimistic business projections by companies resulted in excess investment in technology infrastructure. When demand for goods and services failed to meet supply, businesses cut back on capital spending and fired workers. Banks and the capital markets tightened their lending standards and cut off all but their most creditworthy customers from much needed cash. This resulted in a record number of bankruptcies in 2001. The most notable bankruptcy was Enron Corporation, which was the largest in U.S. history. Excess manufacturing capacity remains a problem with utilization rates at only 75%, the lowest levels since 1983. Despite all these problems, the housing market was strong, and auto sales reached record levels due to 0% financing incentives.

     Due to the economic weakness the Federal Open Market Committee began lowering interest rates in January. By the time the year was over, the Fed had lowered the target rate on Federal Funds 11 times. The target rate started the year at 6.5% and finished the year at 1.75%, the lowest level in 40 years.

     The event that will be remembered and forever change our lives is the September 11th terrorist attacks on the World Trade Center in New York and the Pentagon in Washington D.C. Bio-terrorism was introduced to this country in the form of the anthrax bacteria being sent through our postal system. These events will have a permanent impact on our national security, the way we travel, send mail and other aspects of our daily lives.

     In this difficult environment, the portfolio performed well, beating the S&P 500 Index, with a return of -8.17% for the year versus the -11.87% return of the Index Successful sector allocation was the primary driver of our excess return. The portfolio had a lower percentage of its assets invested in the S&P 500 technology stocks whose earnings were most adversely affected by the cutbacks in capital spending. The portfolio also benefited from strong performance in its defense holdings. L-3 Communications, Northrop Grumman and General Dynamics all rose on expectations of higher defense spending to fight terrorism.

     The portfolio also had some good individual stock picks. Ultramar Diamond Shamrock rose sharply on a buyout announcement from Valero Energy. Strong spending on consumer electronics helped Best Buy. International Game Technology rose on a string of greater-than-expected earnings, contributions to expected earnings from its merger with Anchor Gaming and state budget deficits causing some states to investigate initiating legalized gambling. Michaels Stores had a good year due to strong sales of home decorations and craft products.

     The portfolio was adversely affected by an overweight position in the utility sector. Warmer-than-average winter temperatures and the recession lowered electricity demand and caused electricity and natural gas prices to trend sharply downward. This and the Enron bankruptcy gave utilities the dubious distinction of being the worst performing sector in the U.S. equity market.


OUTLOOK
     Most economists expect the economy and corporate earnings to improve in the second half of 2002. Low interest rates, lower income tax rates, strong money supply growth, lower energy prices, lower mortgage interest payments and a possible government stimulus package are all expected to help lead the U.S. economy out of the recession. Recent economic data have shown an improvement in consumer confidence, durable goods orders and leading indicators. This information causes us to be hopeful for positive stock market returns in 2002.

     The portfolio is well diversified and positioned for a rising equity market. Currently we are seeing attractive historical valuations in the pharmaceutical, wireless telecommunications and utility industries.

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


                 Growth and
                   Income         S&P 500
                   Series         Index(1)
3/2/98           $10,000.00     $10,000.00
12/31/98          12,045.30      11,895.30
12/31/99          14,093.30      14,409.40
12/29/00          13,161.90      13,085.60
12/31/01          12,087.10      11,531.70




  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                     FROM
                                                                   INCEPTION
                                                                   3/2/98 TO
                                                       1 YEAR      12/31/01
----------------------------------------------------------------------------
  Growth and Income Series                             (8.17)%         5.07%
----------------------------------------------------------------------------
  S&P 500 Index(1)                                    (11.87)%         3.79%
----------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 3/2/98
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.
(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.
(2) The Dow Jones Industrial Average is unmanaged and measures large cap stock total return performance and is provided for general comparative purposes.
(3) The Nasdaq 100 Index is unmanaged and measures technology oriented stock total return performance and is provided for general comparative purposes.
(4) The Russell 2000 Index is an unmanaged, commonly used measure of small capitalization stock total return performance and is provided for general comparative purposes.
The indices are not available for direct investment.

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001



                                                       SHARES       VALUE
                                                       ------   ------------
COMMON STOCKS--94.9%
AEROSPACE/DEFENSE--1.1%
  Boeing Co. (The) ...............................     20,000   $    775,600
  General Dynamics Corp. .........................      3,700        294,668
  Northrop Grumman Corp. .........................      2,500        252,025
                                                                ------------
                                                                   1,322,293
                                                                ------------
ALUMINUM--0.4%
  Alcoa, Inc. ....................................     11,700        415,935
                                                                ------------
AUTOMOBILES--0.3%
  Ford Motor Co. .................................     22,600        355,272
                                                                ------------
BANKS (MAJOR REGIONAL)--2.4%
  Bank of New York Co., Inc. (The) ...............      2,300         93,840
  Comerica, Inc. .................................      8,800        504,240
  FleetBoston Financial Corp. ....................     26,700        974,550
  SunTrust Banks, Inc. ...........................      6,700        420,090
  U.S. Bancorp ...................................     16,800        351,624
  Zions Bancorporation ...........................      8,000        420,640
                                                                ------------
                                                                   2,764,984
                                                                ------------
BANKS (MONEY CENTER)--1.7%
  Bank of America Corp. ..........................     24,100      1,517,095
  Wachovia Corp. .................................     12,500        392,000
                                                                ------------
                                                                   1,909,095
                                                                ------------
BANKS (REGIONAL)--0.2%
  United Bankshares, Inc. ........................      8,800        253,968
                                                                ------------
BEVERAGES (NON-ALCOHOLIC)--1.5%
  Coca-Cola Co. (The) ............................      9,600        452,640
  Pepsi Bottling Group, Inc. (The) ...............      6,200        145,700
  PepsiCo, Inc. ..................................     24,300      1,183,167
                                                                ------------
                                                                   1,781,507
                                                                ------------
BIOTECHNOLOGY--0.3%
  Amgen, Inc. (b) ................................      6,200        349,928
                                                                ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.4%
  Clear Channel Communications, Inc. (b) .........      3,900        198,549
  EchoStar Communications Corp. Class A (b) ......      8,000        219,760
                                                                ------------
                                                                     418,309
                                                                ------------
CHEMICALS--0.6%
  Dow Chemical Co. (The) .........................      8,600        290,508
  Du Pont (E.I.) de Nemours & Co. ................      8,800        374,088
                                                                ------------
                                                                     664,596
                                                                ------------
COMMUNICATIONS EQUIPMENT--1.7%
  Comverse Technology, Inc. (b) ..................     13,700        306,469
  Corning, Inc. ..................................      2,300         20,516
  Harris Corp. ...................................     12,900        393,579
  JDS Uniphase Corp. (b) .........................      5,600         48,608
  L-3 Communications Holdings, Inc. (b) ..........      4,800        432,000
  Motorola, Inc. .................................     18,600        279,372
  QUALCOMM, Inc. (b) .............................      9,000        454,500
  Tellabs, Inc. (b) ..............................      2,300         34,408
                                                                ------------
                                                                   1,969,452
                                                                ------------
COMPUTERS (HARDWARE)--3.3%
  Apple Computer, Inc. (b) .......................     10,100        221,190
  Dell Computer Corp. (b) ........................     27,600        750,168
  Hewlett-Packard Co. ............................     24,600        505,284
  International Business Machines Corp. ..........     17,000      2,056,320
  Sun Microsystems, Inc. (b) .....................     26,900        330,870
                                                                ------------
                                                                   3,863,832
                                                                ------------
COMPUTERS (NETWORKING)--1.0%
  Cisco Systems, Inc. (b) ........................     66,900      1,211,559
                                                                ------------

                                                       SHARES       VALUE
                                                       ------   ------------

COMPUTERS (PERIPHERALS)--0.3%
  EMC Corp. (b) ..................................     28,200   $    379,008
                                                                ------------
COMPUTERS (SOFTWARE & SERVICES)--5.1%
  Adobe Systems, Inc. ............................      7,700        239,085
  Computer Associates International, Inc. ........     17,100        589,779
  Microsoft Corp. (b) ............................     56,400      3,736,500
  Oracle Corp. (b) ...............................     51,000        704,310
  PeopleSoft, Inc. (b) ...........................      3,500        140,700
  Siebel Systems, Inc. (b) .......................      3,500         97,930
  VeriSign, Inc. (b) .............................      4,800        182,592
  VERITAS Software Corp. (b) .....................      4,400        197,252
                                                                ------------
                                                                   5,888,148
                                                                ------------
CONSUMER FINANCE--0.5%
  MBNA Corp. .....................................     11,400        401,280
  PMI Group, Inc. (The) ..........................      3,100        207,731
                                                                ------------
                                                                     609,011
                                                                ------------
DISTRIBUTORS (FOOD & HEALTH)--1.0%
  Cardinal Health, Inc. ..........................      4,100        265,106
  McKesson Corp. .................................      6,000        224,400
  Performance Food Group Co. (b) .................      4,100        144,197
  SYSCO Corp. ....................................     21,300        558,486
                                                                ------------
                                                                   1,192,189
                                                                ------------
ELECTRIC COMPANIES--4.0%
  Dominion Resources, Inc. .......................      5,500        330,550
  DTE Energy Co. .................................      7,100        297,774
  Duke Energy Corp. ..............................      8,300        325,858
  Energy East Corp. ..............................     26,000        493,740
  Entergy Corp. ..................................     14,800        578,828
  Mirant Corp. (b) ...............................     14,200        227,484
  PPL Corp. ......................................      9,400        327,590
  Progress Energy, Inc. ..........................     10,900        490,827
  Reliant Energy, Inc. ...........................     20,300        538,356
  TXU Corp. ......................................      8,300        391,345
  UtiliCorp United, Inc. .........................     25,900        651,903
                                                                ------------
                                                                   4,654,255
                                                                ------------
ELECTRICAL EQUIPMENT--3.9%
  General Electric Co. ...........................    101,500      4,068,120
  Sanmina Corp. (b) ..............................      5,700        113,430
  Solectron Corp. (b) ............................     14,100        159,048
  Vishay Intertechnology, Inc. (b) ...............      7,500        146,250
                                                                ------------
                                                                   4,486,848
                                                                ------------
ELECTRONICS (SEMICONDUCTORS)--2.7%
  Advanced Micro Devices, Inc. (b) ...............      5,000         79,300
  Analog Devices, Inc. (b) .......................      4,700        208,633
  Intel Corp. ....................................     66,400      2,088,280
  Micron Technology, Inc. (b) ....................      5,600        173,600
  PMC-Sierra, Inc. (b) ...........................      5,200        110,552
  Texas Instruments, Inc. ........................     17,100        478,800
                                                                ------------
                                                                   3,139,165
                                                                ------------
ENGINEERING & CONSTRUCTION--0.2%
  Shaw Group, Inc. (The) (b) .....................      9,200        216,200
                                                                ------------
ENTERTAINMENT--2.5%
  AOL Time Warner, Inc. (b) ......................     52,700      1,691,670
  Viacom, Inc. Class B (b) .......................     18,800        830,020
  Walt Disney Co. (The) ..........................     20,500        424,760
                                                                ------------
                                                                   2,946,450
                                                                ------------
EQUIPMENT (SEMICONDUCTORS)--1.0%
  Applied Materials, Inc. (b) ....................     10,300        413,030
  KLA-Tencor Corp. (b) ...........................      6,900        341,964
  Lam Research Corp. (b) .........................      8,700        202,014


                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


                                                       SHARES       VALUE
                                                       ------   ------------

EQUIPMENT (SEMICONDUCTORS)--CONTINUED
  Novellus Systems, Inc. (b) .....................      5,800   $    228,810
                                                                ------------
                                                                   1,185,818
                                                                ------------
FINANCIAL (DIVERSIFIED)--11.7%
  Ambac Financial Group, Inc. ....................      7,000        405,020
  American Express Co. ...........................     13,100        467,539
  Citigroup, Inc. ................................     64,000      3,230,720
  Fannie Mae .....................................     10,600        842,700
  Freddie Mac ....................................      7,400        483,960
  J.P. Morgan Chase & Co. ........................     40,400      1,468,540
  Morgan Stanley Dean Witter & Co. ...............     24,400      1,364,936
  SPDR Trust Series I ............................     45,800      5,241,352
                                                                ------------
                                                                  13,504,767
                                                                ------------
FOODS--1.0%
  General Mills, Inc. ............................      6,200        322,462
  Hershey Foods Corp. ............................      3,900        264,030
  Kellogg Co. ....................................      6,400        192,640
  McCormick & Co., Inc. ..........................      8,800        369,336
                                                                ------------
                                                                   1,148,468
                                                                ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.1%
  MGM Mirage, Inc. (b) ...........................      4,100        118,367
                                                                ------------
HARDWARE & TOOLS--0.2%
  Stanley Works (The) ............................      5,400        251,478
                                                                ------------
HEALTH CARE (DIVERSIFIED)--4.6%
  Abbott Laboratories ............................     15,200        847,400
  American Home Products Corp. ...................     13,300        816,088
  Bristol-Myers Squibb Co. .......................     22,600      1,152,600
  Johnson & Johnson ..............................     43,400      2,564,940
                                                                ------------
                                                                   5,381,028
                                                                ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.5%
  Forest Laboratories, Inc. (b) ..................      4,900        401,555
  Lilly (Eli) & Co. ..............................     10,700        840,378
  Merck & Co., Inc. ..............................     23,000      1,352,400
  Pfizer, Inc. ...................................     67,100      2,673,935
  Pharmacia Corp. ................................      9,200        392,380
  Schering-Plough Corp. ..........................     19,300        691,133
                                                                ------------
                                                                   6,351,781
                                                                ------------
HEALTH CARE (GENERIC AND OTHER)--0.3%
  Medicis Pharmaceutical Corp. Class A (b) .......      5,600        361,704
                                                                ------------
HEALTH CARE (MANAGED CARE)--2.0%
  CIGNA Corp. ....................................      5,000        463,250
  Oxford Health Plans, Inc. (b) ..................     17,400        524,436
  UnitedHealth Group, Inc. .......................      9,900        700,623
  WellPoint Health Networks, Inc. (b) ............      4,900        572,565
                                                                ------------
                                                                   2,260,874
                                                                ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.9%
  Beckman Coulter, Inc. ..........................      6,300        279,090
  Medtronic, Inc. (b) ............................     15,500        793,755
                                                                ------------
                                                                   1,072,845
                                                                ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.9%
  Clorox Co. (The) ...............................      7,600        300,580
  Colgate-Palmolive Co. ..........................      2,300        132,825
  Kimberly-Clark Corp. ...........................      9,300        556,140
  Procter & Gamble Co. (The) .....................     15,100      1,194,863
                                                                ------------
                                                                   2,184,408
                                                                ------------
HOUSEWARES--0.3%
  Tupperware Corp. ...............................     16,400        315,700
                                                                ------------
INSURANCE (LIFE/HEALTH)--0.9%
  Lincoln National Corp. .........................     15,500        752,835
  MetLife, Inc. ..................................      8,000        253,440
                                                                ------------
                                                                   1,006,275
                                                                ------------


                                                       SHARES       VALUE
                                                       ------   ------------
INSURANCE (MULTI-LINE)--1.9%
  American International Group, Inc.                   27,700   $  2,199,380
                                                                ------------
INSURANCE (PROPERTY-CASUALTY)--0.3%
  MGIC Investment Corp. ..........................      3,000        185,160
  Radian Group, Inc. .............................      3,900        167,505
                                                                ------------
                                                                     352,665
                                                                ------------
INSURANCE BROKERS--0.2%
  Gallagher (Arthur J.) & Co. ....................      7,700        265,573
                                                                ------------
INVESTMENT BANKING/BROKERAGE--1.0%
  Goldman Sachs Group, Inc. (The) ................      2,200        204,050
  Lehman Brothers Holdings, Inc. .................      5,500        367,400
  Merrill Lynch & Co., Inc. ......................     10,800        562,896
                                                                ------------
                                                                   1,134,346
                                                                ------------
LEISURE TIME (PRODUCTS)--0.1%
  Callaway Golf Co. ..............................      8,000        153,200
                                                                ------------
LODGING - HOTELS--0.3%
  Carnival Corp. .................................      7,500        210,600
  Starwood Hotels & Resorts Worldwide, Inc. ......      5,900        176,115
                                                                ------------
                                                                     386,715
                                                                ------------
MANUFACTURING (DIVERSIFIED)--2.9%
  Honeywell International, Inc. ..................     11,600        392,312
  ITT Industries, Inc. ...........................      3,700        186,850
  Johnson Controls, Inc. .........................      2,900        234,175
  Minnesota Mining and Manufacturing Co. .........      3,900        461,019
  Tyco International Ltd. ........................     24,100      1,419,490
  United Technologies Corp. ......................     10,300        665,689
                                                                ------------
                                                                   3,359,535
                                                                ------------
NATURAL GAS--1.3%
  Equitable Resources, Inc. ......................      8,500        289,595
  NICOR, Inc. ....................................      6,900        287,316
  Sempra Energy ..................................     31,300        768,415
  Williams Cos., Inc. (The) ......................      5,200        132,704
                                                                ------------
                                                                   1,478,030
                                                                ------------
OIL--1.2%
  Amerada Hess Corp. .............................      2,500        156,250
  Conoco, Inc. ...................................      8,700        246,210
  Occidental Petroleum Corp. .....................     37,400        992,222
                                                                ------------
                                                                   1,394,682
                                                                ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.2%
  Schlumberger Ltd. ..............................      1,800         98,910
  Smith International, Inc. (b) ..................      3,200        171,584
                                                                ------------
                                                                     270,494
                                                                ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.5%
  Unocal Corp. ...................................     16,200        584,334
                                                                ------------
OIL (INTERNATIONAL INTEGRATED)--3.5%
  ChevronTexaco Corp. ............................     15,300      1,371,033
  Exxon Mobil Corp. ..............................     67,400      2,648,820
                                                                ------------
                                                                   4,019,853
                                                                ------------
PAPER & FOREST PRODUCTS--0.3%
  International Paper Co. ........................      6,200        250,170
  Weyerhaeuser Co. ...............................        900         48,672
                                                                ------------
                                                                     298,842
                                                                ------------
PERSONAL CARE--0.4%
  Alberto-Culver Co. Class B .....................      5,100        228,174
  Estee Lauder Cos., Inc. (The) Class A ..........      6,600        211,596
                                                                ------------
                                                                     439,770
                                                                ------------
POWER PRODUCERS (INDEPENDENT)--0.2%
  Calpine Corp. (b) ..............................     12,200        204,838
                                                                ------------


                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


                                                       SHARES       VALUE
                                                       ------   ------------
RAILROADS--0.4%
  Union Pacific Corp. ............................      7,800   $    444,600
                                                                ------------
RETAIL (BUILDING SUPPLIES)--1.1%
  Home Depot, Inc. (The) .........................     18,500        943,685
  Lowe's Cos., Inc. ..............................      7,000        324,870
                                                                ------------
                                                                   1,268,555
                                                                ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.7%
  Best Buy Co., Inc. (b) .........................      5,000        372,400
  RadioShack Corp. ...............................      5,100        153,510
  Tech Data Corp. (b) ............................      7,600        328,928
                                                                ------------
                                                                     854,838
                                                                ------------
RETAIL (DEPARTMENT STORES)--0.8%
  Federated Department Stores, Inc. (b) ..........      7,900        323,110
  May Department Stores Co. (The) ................      9,100        336,518
  Neiman Marcus Group, Inc. (The) Class A ........      7,200        223,704
                                                                ------------
                                                                     883,332
                                                                ------------
RETAIL (FOOD CHAINS)--0.2%
  Safeway, Inc. (b) ..............................      6,100        254,675
                                                                ------------
RETAIL (GENERAL MERCHANDISE)--2.6%
  BJ's Wholesale Club, Inc. (b) ..................      3,500        154,350
  Costco Wholesale Corp. (b) .....................      5,600        248,528
  Sears, Roebuck and Co. .........................      8,000        381,120
  Target Corp. ...................................      9,100        373,555
  Wal-Mart Stores, Inc. ..........................     32,300      1,858,865
                                                                ------------
                                                                   3,016,418
                                                                ------------
RETAIL (SPECIALTY)--0.6%
  Foot Locker, Inc. ..............................     13,700        214,405
  Michaels Stores, Inc. (b) ......................      8,600        283,370
  Tiffany & Co. ..................................      3,700        116,439
  Zale Corp. (b) .................................      2,600        108,888
                                                                ------------
                                                                     723,102
                                                                ------------
RETAIL (SPECIALTY-APPAREL)--0.1%
  Gap, Inc. (The) ................................      8,600        119,884
                                                                ------------
SAVINGS & LOAN COMPANIES--0.3%
  Astoria Financial Corp. ........................     12,000        317,520
                                                                ------------
SERVICES (ADVERTISING/MARKETING)--0.3%
  Interpublic Group of Cos., Inc. (The) ..........      6,700        197,918
  Omnicom Group, Inc. ............................      1,400        125,090
                                                                ------------
                                                                     323,008
                                                                ------------
SERVICES (COMPUTER SYSTEMS)--0.6%
  Electronic Data Systems Corp. ..................      9,800        671,790
                                                                ------------
SERVICES (DATA PROCESSING)--0.4%
  First Data Corp. ...............................      6,000        470,700
                                                                ------------
SHIPPING--0.1%
  Teekay Shipping Corp. ..........................      4,400        153,340
                                                                ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.8%
  AT&T Wireless Services, Inc. (b) ...............     26,200        376,494
  Nextel Communications, Inc. Class A (b) ........     20,200        221,392
  Nextel Partners, Inc. Class A (b) ..............      5,000         60,000
  Sprint Corp. (PCS Group) (b) ...................     10,200        248,982
                                                                ------------
                                                                     906,868
                                                                ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.9%
  AT&T Corp. .....................................     21,600        391,824
  Sprint Corp. (FON Group) .......................      9,600        192,768
  WorldCom, Inc. - WorldCom Group (b) ............     31,100        437,888
                                                                ------------
                                                                   1,022,480
                                                                ------------

                                                       SHARES       VALUE
                                                       ------     ----------
TELEPHONE--3.0%
  BellSouth Corp. ................................     31,000   $  1,182,650
  SBC Communications, Inc. .......................     28,100      1,100,677
  Verizon Communications, Inc. ...................     26,100      1,238,706
                                                                ------------
                                                                   3,522,033
                                                                ------------
TEXTILES (APPAREL)--0.9%
  Jones Apparel Group, Inc. (b) ..................     10,100        335,017
  Liz Claiborne, Inc. ............................      4,500        223,875
  Polo Ralph Lauren Corp. (b) ....................      6,600        176,616
  Tommy Hilfiger Corp. (b) .......................     18,600        255,750
                                                                ------------
                                                                     991,258
                                                                ------------
TOBACCO--1.3%
  Philip Morris Cos., Inc. .......................     31,600      1,448,860
                                                                ------------
TOTAL COMMON STOCKS
  (Identified cost $108,594,041) ............................    109,871,035
                                                                ------------
FOREIGN COMMON STOCKS--2.1%
AIRLINES--0.0%
  British Airways (United Kingdom) ...............      1,900         54,530
                                                                ------------
AUTO PARTS & EQUIPMENT--0.2%
  Magna International, Inc. Class A (Canada) .....      4,100        260,227
                                                                ------------
COMMUNICATIONS EQUIPMENT--0.2%
  Nortel Networks Corp. (Canada) (b) .............     26,600        199,500
                                                                ------------
COMPUTERS (SOFTWARE & SERVICES)--0.2%
  Check Point Software Technologies Ltd.
    (Israel) (b) .................................      4,400        175,516
                                                                ------------
ELECTRICAL EQUIPMENT--0.2%
  Flextronics International Ltd. (Singapore) (b) .      7,200        172,728
                                                                ------------
FOODS--0.4%
  Unilever NV NY Registered Shares (Netherlands) .      8,900        512,729
                                                                ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.1%
  Elan Corp. (Ireland) (b) .......................      3,600        162,216
                                                                ------------
OIL (INTERNATIONAL INTEGRATED)--0.8%
  Royal Dutch Petroleum Co. NY Registered Shares
    (Netherlands) ................................     18,700        916,674
                                                                ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $3,487,419) ..............................      2,454,120
                                                                ------------
TOTAL LONG-TERM INVESTMENTS--97.0%
  (Identified cost $112,081,460) ............................    112,325,155
                                                                ------------

                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)
                                          -----------  -----
SHORT-TERM OBLIGATIONS--3.3%
COMMERCIAL PAPER--3.3%
  Donnelley (R.R.) & Sons Co.
    1.70%, 1/2/02 .......................      A-1     $  940        939,956
  Govco, Inc. 1.75%, 1/2/02 .............      A-1+     2,800      2,799,864
                                                                ------------
                                                                   3,739,820
                                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,739,820) ..............................      3,739,820
                                                                ------------
TOTAL INVESTMENTS--100.3%
  (Identified cost $115,821,280) ............................    116,064,975(a)
  Other assets and liabilities, net--(0.3)% .................       (324,556)
                                                                ------------
NET ASSETS--100.0% ..........................................   $115,740,419
                                                                ============


(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $13,341,025 and gross depreciation of $13,701,553 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $116,425,503.
(b) Non-income producing.

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $115,821,280) ... $116,064,975 Receivables
  Investment securities sold ....................................       872,003
  Dividends and interest ........................................       143,537
  Fund shares sold ..............................................       120,087
Prepaid expenses ................................................         1,017
                                                                   ------------
    Total assets ................................................   117,201,619
                                                                   ------------
LIABILITIES
Cash overdraft ..................................................         3,029
Payables
  Investment securities purchased ...............................     1,275,824
  Fund shares repurchased .......................................        24,673
  Investment advisory fee .......................................        61,494
  Printing fee ..................................................        53,306
  Professional fee ..............................................        24,536
  Financial agent fee ...........................................        10,480
  Trustees' fee .................................................         3,262
Accrued expenses ................................................         4,596
                                                                   ------------
    Total liabilities ...........................................     1,461,200
                                                                   ------------
NET ASSETS ......................................................  $115,740,419
                                                                   ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............  $119,496,802
  Undistributed net investment income ...........................       172,435
  Accumulated net realized loss .................................    (4,172,513)
  Net unrealized appreciation ...................................       243,695
                                                                   ------------
NET ASSETS ......................................................  $115,740,419
                                                                   ============
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization .........................    10,135,676
                                                                   ============
Net asset value and offering price per share ....................        $11.42
                                                                         ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends .....................................................  $  1,625,097
  Interest ......................................................        89,536
  Foreign taxes withheld ........................................        (7,008)
                                                                   ------------
    Total investment income .....................................     1,707,625
                                                                   ------------
EXPENSES
  Investment advisory fee .......................................       795,378
  Financial agent fee ...........................................       128,370
  Printing ......................................................        64,182
  Custodian .....................................................        28,836
  Professional ..................................................        26,854
  Trustees ......................................................         8,438
  Miscellaneous .................................................         7,746
                                                                   ------------
    Total expenses ..............................................     1,059,804
    Less expenses borne by investment adviser ...................       (93,832)
    Custodian fees paid indirectly ..............................          (158)
                                                                   ------------
    Net expenses ................................................       965,814
                                                                   ------------
NET INVESTMENT INCOME ...........................................       741,811
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...............................    (3,857,903)
  Net change in unrealized appreciation
    (depreciation) on investments ...............................    (6,712,958)
                                                                   ------------
NET LOSS ON INVESTMENTS .........................................   (10,570,861)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............  $ (9,829,050)
                                                                   ============


                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED     YEAR ENDED
                                                                                                   12/31/01       12/31/00
                                                                                                  ----------     ----------
FROM OPERATIONS
  Net investment income (loss) ...............................................................   $    741,811   $    591,291
  Net realized gain (loss) ...................................................................     (3,857,903)       443,082
  Net change in unrealized appreciation (depreciation) .......................................     (6,712,958)    (8,725,436)
                                                                                                 ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................      (9,829,050)    (7,691,063)
                                                                                                 ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ......................................................................       (580,441)      (580,226)
  Net realized long-term gains                                                                       (265,628)      (440,268)
                                                                                                 ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..................................       (846,069)    (1,020,494)
                                                                                                 ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,808,993 and 3,891,857 shares, respectively) ..............      44,476,346     51,992,942
  Net asset value of shares issued from reinvestment of distributions (71,582 and 79,917
    shares, respectively) ...................................................................         846,069      1,020,494
  Cost of shares repurchased (2,726,595 and 2,515,199 shares, respectively) .................     (31,396,116)   (33,646,384)
                                                                                                 ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................................      13,926,299     19,367,052
                                                                                                 ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................................       3,251,180     10,655,495
NET ASSETS
  Beginning of period .......................................................................     112,489,239    101,833,744
                                                                                                 ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $172,435 AND $11,065,
    RESPECTIVELY) ...........................................................................    $115,740,419   $112,489,239
                                                                                                 ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          YEAR ENDED                     FROM
                                                                                         DECEMBER 31,                  INCEPTION
                                                                             ------------------------------------      3/2/98 TO
                                                                               2001          2000          1999        12/31/98
                                                                             --------      --------      --------      ---------
Net asset value, beginning of period .................................         $12.52        $13.53        $11.99       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................................           0.08          0.07          0.07         0.05
  Net realized and unrealized gain (loss) ............................          (1.09)        (0.96)         1.97         1.99
                                                                               ------        ------        ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ..................................         (1.01)        (0.89)         2.04         2.04
                                                                               ------        ------        ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............................          (0.06)        (0.07)        (0.07)       (0.05)
  Dividends from net realized gains ..................................          (0.03)        (0.05)        (0.16)          --
  Tax return of capital ..............................................             --            --         (0.27)          --
                                                                               ------        ------        ------       ------
    TOTAL DISTRIBUTIONS ...............................................         (0.09)        (0.12)        (0.50)       (0.05)
                                                                               ------        ------        ------       ------
CHANGE IN NET ASSET VALUE ............................................          (1.10)        (1.01)         1.54         1.99
                                                                               ------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD .......................................         $11.42        $12.52        $13.53       $11.99
                                                                               ======        ======        ======       ======
Total return ..........................................................         (8.17)%       (6.61)%       17.00%       20.45%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ................................       $115,740      $112,489      $101,834      $41,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) .............................................           0.85%(4)      0.85%         0.85%        0.85%(1)
  Net investment income ..............................................           0.65%         0.54%         0.71%        1.02%(1)
Portfolio turnover rate ..............................................             29%           53%           52%          81%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.93%, 0.94%, 1.01% and 1.46% for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


INVESTOR PROFILE
     The Fund is appropriate for investors seeking as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk.

INVESTMENT ADVISER'S REPORT
     From December 31, 2000 to December 31, 2001, the market represented by the large-cap S&P 500 Index(2) returned a total of -11.87%. It has indeed been a difficult period for equity investors. Late 2000, it became clear that information technology spending was slowing down due to a dramatic buildup of capacity and eroding end-market demand. Stocks had been falling as we entered 2001; however, the slowing economy prompted the Fed to embark on a period of significant easing starting in early January. Stocks rallied initially. But as investors realized the severity of the economic slowdown during the first quarter of 2001, stocks sold off again. The market made a brief rally in April and May, but sold off quickly as evidence of recovery didn't emerge in the later part of the second quarter. The tragic events of September 11th shocked the world and further weakened a fragile economy. Stocks fell precipitously when the market reopened on September 17.

     It has been a very painful year for equity investors, marked by downward spirals and seesaw changes. During the last quarter of 2001, the market made a dramatic rally off the lows of late September. The S&P 500 rose 10.69% during this time. Investors are betting that economic recovery may be delayed, but not derailed. We agree with this assessment. As evidence of recovery emerges in 2002, we believe the market will climb higher.

     During periods of economy difficulty, it is understandable that market leaders are those engaged in businesses not severely effected by cyclical weakness. Consumer staple and health-care issues have been the best performers during this 12-month period. On the other hand, stocks of technology, consumer services and telecommunication companies have performed poorly.

     The Phoenix-Oakhurst Strategic Allocation Series returned 1.87% for the year ended December 31, 2001, very favorable when compared with a return of -3.70% for the Balanced Benchmark Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

     The equity portion of the portfolio performed quite well during the past 12 months. With good diversification and stock picking, returns were ahead of the S&P 500 all year. We were overweighted in health-care stocks throughout the year. We were underweighted in cyclical issues during the first quarter of the year, but have increased our weighting throughout the year by trading off consumer staples and energy issues. We believe cyclical stocks will benefit the most as the economy rebounds.

     The bond portion also performed very well during this period, with higher yielding sectors being among the best performers in the market. We have maintained our strategy of investing in sectors with the best relative values, and while this hurt performance last year, it has benefited results this year. Some of the best contributors to performance were our holdings in the cable and telecommunications industries.


OUTLOOK
     We are positive on stocks at current levels, especially in the near to intermediate term. Low bond yields and low inflation rates support present stock valuations. As the economy recovers during the second half of 2002, earnings are poised to rebound significantly off depressed levels. We believe stock valuations will be maintained going into next year, and stocks will move higher with earnings recovery.

     We also believe the outlook for the fixed-income markets is very favorable for the long term. Real yields remain attractive by historical standards, and all spread sectors now offer excellent value relative to long-term averages. Our current focus is on Europe to take advantage of inefficiencies we are finding there and using currency hedges to pick up incremental yield.

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


                                                       Lehman
            Strategic     Balanced                     Brothers       Balanced
            Allocation    Benchmark        S&P 500     Aggregate      Benchmark
            Series        Index (new)(1)   Index(2)    Bond Index(3)  (old)(4)
12/31/91    $10,000.00    $10,000.00       $10,000.00  $10,000.00     $10,000.00
12/31/92     11,066.90     10,762.70        10,769.10   10,740.00      10,723.40
12/31/93     12,287.00     11,832.70        11,846.00   11,787.30      11,714.90
12/30/94     12,109.30     11,794.30        12,002.70   11,443.50      11,737.40
12/29/95     14,315.80     15,288.10        16,504.60   13,558.10      14,933.30
12/31/96     15,610.90     17,602.20        20,341.50   14,050.30      17,073.90
12/31/97     18,846.70     21,760.00        27,130.70   15,406.60      20,821.90
12/31/98     22,765.60     26,348.30        34,932.50   16,744.90      24,917.00
12/31/99     25,329.40     29,523.00        42,315.50   16,606.80      27,795.40
12/29/00     25,476.30     29,221.90        38,427.90   18,537.50      27,656.60
12/31/01     25,952.40     28,139.40        33,864.70   20,102.70      26,800.80


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                            1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------------------
  Strategic Allocation Series                 1.87%      10.70%       10.01%
----------------------------------------------------------------------------
  Balanced Benchmark Index (new)(1)          (3.70)%      9.84%       10.90%
----------------------------------------------------------------------------
  S&P 500 Index(2)                          (11.87)%     10.73%       12.97%
----------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(3)     8.44%       7.43%        7.23%
----------------------------------------------------------------------------
  Balanced Benchmark Index (old)(4)          (3.09)%      9.44%       10.36%
----------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/91. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.
(1) The Balanced Benchmark Index (new) is unmanaged and is calculated based upon the performance of the the following indices 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index. This benchmark was changed from the prior year to more accurately reflect the allocation of the Series.
(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.
(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance and is provided for general comparative purposes.
(4) The Balanced Benchmark Index (old) is unmanaged and is calculated based upon the performance of the followng indices: 55% S&P 500 Index/35% Lehman Brothers Aggregate Bond Index/10% U.S. Treasury Bill.
The indices are not available for direct investment.

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001




                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------
U.S. GOVERNMENT SECURITIES--10.1%
U.S. TREASURY BONDS--3.3%
  U.S. Treasury Bonds 6.125%, 11/15/27 ..      AAA    $ 2,300    $  2,419,402
  U.S. Treasury Bonds 5.25%, 11/15/28 ...      AAA      2,835       2,655,377
  U.S. Treasury Bonds 5.25%, 2/15/29 ....      AAA      1,910       1,793,236
  U.S. Treasury Bonds 6.125%, 8/15/29 ...      AAA      4,400       4,669,843
  U.S. Treasury Bonds 5.375%, 2/15/31 ...      AAA      1,000         985,938
                                                                 ------------
                                                                   12,523,796
                                                                 ------------
U.S. TREASURY NOTES--6.8%
  U.S. Treasury Notes 2.75%, 10/31/03 ...      AAA      3,539       3,531,398
  U.S. Treasury Notes 4.75%, 2/15/04 ....      AAA      1,200       1,239,000
  U.S. Treasury Notes 5.25%, 5/15/04 ....      AAA        840         875,831
  U.S. Treasury Notes 4.625%, 5/15/06 ...      AAA     12,500      12,674,313
  U.S. Treasury Notes 3.50%, 11/15/06 ...      AAA        800         771,187
  U.S. Treasury Notes 4.75%, 11/15/08 ...      AAA      4,275       4,258,302
  U.S. Treasury Notes 6%, 8/15/09 .......      AAA        160         170,569
  U.S. Treasury Notes 5.75%, 8/15/10 ....      AAA        260         272,939
  U.S. Treasury Notes 5%, 8/15/11 .......      AAA      1,560       1,556,100
                                                                 ------------
                                                                   25,349,639
                                                                 ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $37,309,321) .............................      37,873,435
                                                                 ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--3.4%
  Fannie Mae 4.375%, 10/15/06 ...........      Aaa(c)   5,000       4,895,450
  Fannie Mae 6.625%, 9/15/09 ............      Aaa(c)   2,395       2,558,296
  Freddie Mac 6.625%, 9/15/09 ...........      Aaa(c)   5,000       5,322,975
                                                                 ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $12,194,217) .............................      12,776,721
                                                                 ------------
MUNICIPAL BONDS--4.2%
CALIFORNIA--1.1%
  Pasadena Pension Funding Revenue Taxable
    Series A 7.10%, 5/15/10 .............      AAA      1,500       1,606,425
  San Bernardino County Pension Obligation
    Revenue Taxable 6.87%, 8/1/08 .......      AAA        410         436,104
  Sonoma County Pension Obligation Revenue
    Taxable 6.625%, 6/1/13 ..............      AAA        925         964,442
  Ventura County Pension Obligation Taxable
    6.54%, 11/1/05 ......................      AAA        975       1,036,708
                                                                 ------------
                                                                    4,043,679
                                                                 ------------
FLORIDA--1.7%
  Miami Beach Special Obligation Revenue
    Taxable 8.60%, 9/1/21 ...............      AAA      3,210       3,497,520
  Tampa Solid Waste System Revenue Taxable
    Series A 6.33%, 10/1/06 .............      AAA      2,160       2,246,594
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 (e) ..      AAA        540         558,549
                                                                 ------------
                                                                    6,302,663
                                                                 ------------
NEW YORK--0.4%
  New York State Dormitory Authority Pension
    Obligation Revenue Taxable 6.90%,
    4/1/03 ..............................      AA-        725         748,642
  New York State Environmental Facilities Corp.
    6.70%, 3/15/08 ......................      AAA        795         833,097
                                                                 ------------
                                                                    1,581,739
                                                                 ------------
PENNSYLVANIA--0.4%
  Philadelphia Authority For Industrial
    Development Pension Funding Retirement
    Systems Revenue Taxable Series A 5.79%,
    4/15/09 .............................      AAA      1,300       1,290,523
                                                                 ------------


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------
TEXAS--0.6%
  Texas Water Resources Finance Authority
    Revenue 6.62%, 8/15/10 ..............      AAA     $2,265    $  2,341,761
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $15,044,345) .............................      15,560,365
                                                                 ------------
ASSET BACKED SECURITIES--1.8%
  AESOP Funding II LLC 97-1A, A2 6.40%,
    10/20/03 ............................      AAA      2,000       2,043,780
  AESOP Funding II LLC 98-1A 6.14%,
    5/20/06 .............................      AAA      1,410       1,430,734
  Green Tree Financial Corp. 96-7, M1 7.70%,
    10/15/27 ............................      AA-      1,000       1,008,797
  Premier Auto Trust 98-3, B
    6.14%, 9/8/04 .......................      AAA        500         505,477
  WFS Financial Owner Trust 00-D, A3 6.83%,
    7/20/05 .............................      AAA      1,845       1,911,448
                                                                 ------------
TOTAL ASSET BACKED SECURITIES
  (Identified cost $6,775,354) ..............................       6,900,236
                                                                 ------------
CORPORATE BONDS--2.7%
AIRLINES--0.4%
  American Airlines, Inc. 01-2, A-2 144A
    7.858%, 10/1/11 (d) .................      AA+        500         501,190
  Northwest Airlines Corp.00-1 G 8.072%,
    10/1/19 .............................      AAA        835         860,642
                                                                 ------------
                                                                    1,361,832
                                                                 ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
  Comcast Cable Communications, Inc.
    7.125%, 6/15/13 .....................      BBB      1,000       1,026,933
                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--0.2%
  Computer Associates International, Inc.
    Series B 6.375%, 4/15/05                   BBB+       635         637,843
                                                                 ------------
DISTRIBUTORS (FOOD & HEALTH)--0.1%
  AmerisourceBergen Corp. 8.125%, 9/1/08       BB-        560         576,800
                                                                 ------------
FINANCIAL (DIVERSIFIED)--0.2%
  Erac U.S.A. Finance Co. 144A 7.35%,
    6/15/08 (d) .........................      BBB+       300         303,792
  Pemex Project Funding Master Trust RegS
    9.125%, 10/13/10 ....................      BB+        500         530,000
                                                                 ------------
                                                                      833,792
                                                                 ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.2%
  Harrahs Operating Co, Inc.
    7.125%, 6/1/07 ......................      BBB-       250         250,032
  MGM Mirage, Inc. 9.75%, 6/1/07 ........      BB+        400         419,000
                                                                 ------------
                                                                      669,032
                                                                 ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.1%
  HEALTHSOUTH Corp. 10.75%, 10/1/08 .....      BB+        250         276,250
                                                                 ------------
INSURANCE (MULTI-LINE)--0.1%
  Willis Corroon Corp. 9%, 2/1/09 .......      B+         265         276,925
                                                                 ------------
IRON & STEEL--0.2%
  Allegheny Technologies 144A 8.375%,
    12/15/11 (d) ........................      BBB+       800         783,918
                                                                 ------------
NATURAL GAS--0.0%
  Dynegy Holdings, Inc. 8.125%, 3/15/05 .      BBB+       250         225,262
                                                                 ------------
OIL--0.1%
  Conoco Funding Co. 5.45%, 10/15/06 ....      BBB+       250         255,825
                                                                 ------------


                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES




                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.2%
  Chesapeake Energy Corp. 144A 8.375%,
    11/1/08 (d) .........................      B+      $  380    $    377,150
  Hanover Equipment Trust 01-A, 144A 8.50%,
    9/1/08 (d) ..........................      BB         280         292,600
                                                                 ------------
                                                                      669,750
                                                                 ------------
PAPER & FOREST PRODUCTS--0.2%
  Nortek, Inc. 8.875%, 8/1/08 ...........      B+         700         705,250
                                                                 ------------
RETAIL (SPECIALTY)--0.2%
  Amerigas Partners Eagle Finance Corp.
    8.875%, 5/20/11 .....................      BB+        750         776,250
                                                                 ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.1%
  AT&T Wireless Services, Inc.
    7.35%, 3/1/06 .......................      BBB        250         261,900
                                                                 ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
  WorldCom, Inc. 7.50%, 5/15/11 .........      BBB+       500         514,338
                                                                 ------------
TRUCKS & PARTS--0.0%
  Cummins Engine, Inc. 6.45%, 3/1/05 ....      BBB        160         155,951
                                                                 ------------
TOTAL CORPORATE BONDS
  (Identified cost $9,893,364) ..............................      10,007,851
                                                                 ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--8.5%
  Advanta Mortgage Loan Trust 00-2, A3
    7.76%, 5/25/18 ......................      AAA        875         920,391
  CS First Boston Mortgage Securities Corp.
    97-C2, A3 6.55%, 11/17/07 ...........      AAA      4,200       4,298,730
  DLJ Commercial Mortgage Corp. 99-CG1, A1B
    6.46%, 1/10/09 ......................      Aaa(c)     500         507,957
  DLJ Commercial Mortgage Corp. 98-CF2, A1B
    6.24%, 11/12/31 .....................      Aaa(c)   4,150       4,173,186
  First Horizon Asset Securities, Inc. 01-5 A3
    6.75%, 7/25/31 ......................      AAA      1,000       1,000,000
  First Union - Lehman Brothers Commercial
    Mortgage 97-C1, B 7.43%, 4/18/07 ....      Aa(c)      850         905,269
  First Union Commercial Mortgage Trust
    99-C1, A2 6.07%, 10/15/08 ...........      AAA      3,000       3,012,656
  G.E. Capital Mortgage Services, Inc. 96-8, 1M
    7.25%, 5/25/26 ......................      AA         213         213,502
  JP Morgan Chase Commercial Mortgage
    Securities Corp. 01-CIBC, A3 6.26%,
    4/15/33 .............................      AAA      1,810       1,835,453
  LB Commercial Conduit Mortgage Trust
    98-C4, A1B 6.21%, 10/15/08 ..........      AAA      4,000       4,068,198
  LB Commercial Conduit Mortgage Trust
    99-C2, A2 7.325%, 9/15/09 ...........      Aaa(c)   1,840       1,955,003
  Lehman Large Loan 97-LLI, B 6.95%,
    3/12/07 .............................      AA+        645         677,743
  Nationslink Funding Corp. 96-1, B 7.69%,
    12/20/05 ............................      AA         450         471,445
  Prudential Home Mortgage Securities 94-A
    3B3 6.80%, 4/28/24 ..................      AA-(c)   1,388       1,407,993
  Residential Funding Mortgage Securities I
    96-S1, A11 7.10%, 1/25/26 ...........      AAA      1,322       1,346,748
  Residential Funding Mortgage Securities I
    96-S4, M1 7.25%, 2/25/26 ............      AAA        733         734,410
  Securitized Asset Sales, Inc. 93-J, 2B
    6.808%, 11/28/23 ....................      AAA(c)     735         740,715
  Washington Mutual Bank 99-WM3, 2A5
    7.50%, 11/19/29 .....................      Aaa(c)   3,350       3,503,531
                                                                 ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $30,619,009) .............................      31,772,930
                                                                 ------------


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------
FOREIGN GOVERNMENT SECURITIES--4.7%
BRAZIL--0.5%
  Federal Republic of Brazil 11%,
    8/17/40 .............................      BB-     $  750    $    579,375
  Federal Republic of Brazil C Bond 8%,
    4/15/14 .............................      BB-      1,539       1,187,156
                                                                 ------------
                                                                    1,766,531
                                                                 ------------
BULGARIA--0.9%
  Republic of Bulgaria FLIRB Series A 4.563%,
    7/28/12 (e) .........................      B+       1,810       1,633,525
  Republic of Bulgaria IAB PDI 4.563%,
    7/28/11 (e) .........................      B+       1,817       1,598,652
                                                                 ------------
                                                                    3,232,177
                                                                 ------------
CHILE--0.2%
  Republic of Chile 6.875%, 4/28/09 .....      A-         825         835,511
                                                                 ------------
COLOMBIA--0.3%
  Republic of Colombia 9.75%, 4/9/11 ....      BBB        485         507,700
  Republic of Colombia 11.75%, 2/25/20 ..      BB         750         750,000
                                                                 ------------
                                                                    1,257,700
                                                                 ------------
COSTA RICA--0.5%
  Republic of Costa Rica 144A 9.335%,
    5/15/09 (d) .........................      BB       1,755       1,877,850
                                                                 ------------
CROATIA--0.1%
  Croatia Series A 4.563%, 7/31/10 (e) ..      BBB-       438         431,708
                                                                 ------------
MEXICO--0.3%
  United Mexican States 8.125%, 12/30/19       BB+      1,125       1,095,750
                                                                 ------------
PANAMA--0.4%
  Republic of Panama 2.99%, 5/14/02 (e) .      BB+        125         125,890
  Republic of Panama 8.875%, 9/30/27 (e)       BB+      1,500       1,387,500
                                                                 ------------
                                                                    1,513,390
                                                                 ------------
POLAND--1.3%
  Republic of Poland Bearer PDIP 6%,
    10/27/14 (e) ........................      BBB+     4,732       4,705,581
                                                                 ------------
URAGUAY--0.2%
  Oriental Republic of Uruguay 7.875%,
    7/15/27 .............................      BBB-     1,000         940,000
                                                                 ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $16,455,342) .............................      17,656,198
                                                                 ------------
FOREIGN CORPORATE BONDS--2.9%
CANADA--0.2%
  Bowater Canada Finance 144A 7.95%,
    11/15/11 (d) ........................      BBB        750         768,821
                                                                 ------------
CAYMAN ISLANDS--2.2%
  Pemex Finance Ltd. 9.03%, 2/15/11 .....      BBB+     5,000       5,365,400
  Pemex Finance Ltd. 7.33%, 5/15/12 .....      AAA      1,000       1,055,600
  Petrobras International Finance 144A 9.75%,
    7/6/11 (d) ..........................      Baa(c)   1,500       1,485,000
  Triton Energy Ltd. 8.875%, 10/1/07 ....      BBB        250         277,500
                                                                 ------------
                                                                    8,183,500
                                                                 ------------
CHILE--0.1%
  Empresa Nacional de Electricidad SA Series B
    8.50%, 4/1/09 .......................      BBB+       140         143,455
  Petropower I Funding Trust 144A 7.36%,
    2/15/14 (d) .........................      BBB        431         397,739
                                                                 ------------
                                                                      541,194
                                                                 ------------
MEXICO--0.1%
  Telefonos de Mexico SA 8.25%, 1/26/06 .      BB+        500         525,625
                                                                 ------------


                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------
NETHERLANDS--0.3%
  HSBC Capital Funding LP 144A 9.547%,
    12/31/49 (d)(e) .....................      A-      $  900    $  1,041,599
                                                                 ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $10,580,253) .............................      11,060,739
                                                                 ------------

                                                      SHARES
                                                      ------
COMMON STOCKS--55.5%
AEROSPACE/DEFENSE--1.2%
  General Dynamics Corp. .........................     40,000       3,185,600
  Northrop Grumman Corp. .........................     14,800       1,491,988
                                                                 ------------
                                                                    4,677,588
                                                                 ------------
AIR FREIGHT--0.6%
  FedEx Corp. (b) ................................     41,800       2,168,584
                                                                 ------------
BANKS (MAJOR REGIONAL)--2.3%
  FleetBoston Financial Corp. ....................    128,200       4,679,300
  Wells Fargo & Co. ..............................     90,000       3,910,500
                                                                 ------------
                                                                    8,589,800
                                                                 ------------
BANKS (MONEY CENTER)--1.7%
  Bank of America Corp. ..........................    101,400       6,383,130
                                                                 ------------
BEVERAGES (NON-ALCOHOLIC)--2.0%
  PepsiCo, Inc. ..................................    156,000       7,595,640
                                                                 ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.5%
  Clear Channel Communications, Inc. (b) .........     85,700       4,362,987
  Liberty Media Corp. Class A (b) ................     97,600       1,366,400
                                                                 ------------
                                                                    5,729,387
                                                                 ------------
CHEMICALS--0.5%
  Dow Chemical Co. (The) .........................     59,000       1,993,020
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.8%
  ADTRAN, Inc. (b) ...............................     43,900       1,120,328
  American Tower Corp. Class A (b) ...............     67,800         642,066
  Harris Corp. ...................................     45,800       1,397,358
                                                                 ------------
                                                                    3,159,752
                                                                 ------------
COMPUTERS (HARDWARE)--1.4%
  International Business Machines Corp. ..........     45,000       5,443,200
                                                                 ------------
COMPUTERS (NETWORKING)--1.0%
  Cisco Systems, Inc. (b) ........................    204,000       3,694,440
                                                                 ------------
COMPUTERS (PERIPHERALS)--0.3%
  Maxtor Corp. (b) ...............................    181,400       1,150,076
                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--3.4%
  Computer Associates International, Inc. ........     89,400       3,083,406
  Microsoft Corp. (b) ............................    146,500       9,705,625
                                                                 ------------
                                                                   12,789,031
                                                                 ------------
DISTRIBUTORS (FOOD & HEALTH)--2.4%
  Cardinal Health, Inc. ..........................     35,400       2,288,964
  McKesson Corp. .................................    169,700       6,346,780
  Performance Food Group Co. (b) .................      5,500         193,435
                                                                 ------------
                                                                    8,829,179
                                                                 ------------
ELECTRICAL EQUIPMENT--2.4%
  General Electric Co. ...........................    229,200       9,186,336
                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--1.6%
  Altera Corp. (b) ...............................     86,800       1,841,896
  Fairchild Semiconductor Corp. Class A (b) ......     62,200       1,754,040
  Intel Corp. ....................................     42,600       1,339,770
  Micron Technology, Inc. (b) ....................     38,200       1,184,200
                                                                 ------------
                                                                    6,119,906
                                                                 ------------



                                                       SHARES       VALUE
                                                       ------     ----------
ENTERTAINMENT--1.5%
  AOL Time Warner, Inc. (b) ......................     61,400    $  1,970,940
  Viacom, Inc. Class B (b) .......................     84,800       3,743,920
                                                                 ------------
                                                                    5,714,860
                                                                 ------------
EQUIPMENT (SEMICONDUCTORS)--1.8%
  Applied Materials, Inc. (b) ....................     50,900       2,041,090
  Credence Systems Corp. (b) .....................     34,800         646,236
  Lam Research Corp. (b) .........................     97,500       2,263,950
  Novellus Systems, Inc. (b) .....................     17,000         670,650
  Teradyne, Inc. (b) .............................     32,800         988,592
                                                                 ------------
                                                                    6,610,518
                                                                 ------------
FINANCIAL (DIVERSIFIED)--5.3%
  Citigroup, Inc. ................................    177,700       8,970,296
  Freddie Mac ....................................     59,800       3,910,920
  J.P. Morgan Chase & Co. ........................     61,500       2,235,525
  Morgan Stanley Dean Witter & Co. ...............     85,600       4,788,464
                                                                 ------------
                                                                   19,905,205
                                                                 ------------
FOODS--0.5%
  Dean Foods Co. .................................     27,110       1,848,900
                                                                 ------------
HEALTH CARE (DIVERSIFIED)--0.8%
  Bristol-Myers Squibb Co. .......................     61,100       3,116,100
                                                                 ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.6%
  Pfizer, Inc. ...................................    153,200       6,105,020
                                                                 ------------
HEALTH CARE (GENERIC AND OTHER)--0.8%
  King Pharmaceuticals, Inc. (b) .................     67,733       2,853,591
                                                                 ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
  HCA, Inc. ......................................     29,500       1,136,930
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
  Bard (C.R.), Inc. ..............................     48,600       3,134,700
  Beckman Coulter, Inc. ..........................     23,400       1,036,620
  Guidant Corp. (b) ..............................     27,000       1,344,600
                                                                 ------------
                                                                    5,515,920
                                                                 ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.6%
  Omnicare, Inc. .................................     95,600       2,378,528
                                                                 ------------
INSURANCE (MULTI-LINE)--1.8%
  American International Group, Inc. .............     84,400       6,701,360
                                                                 ------------
MANUFACTURING (DIVERSIFIED)--2.6%
  Tyco International Ltd. ........................    163,500       9,630,150
                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
  Miller (Herman), Inc. ..........................     49,700       1,175,902
                                                                 ------------
OIL--0.4%
  Conoco, Inc. ...................................     48,000       1,358,400
                                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.8%
  Baker Hughes, Inc. .............................     21,500         784,105
  Schlumberger Ltd. ..............................     13,400         736,330
  Tidewater, Inc. ................................     26,500         898,350
  Transocean Sedco Forex, Inc. ...................     15,400         520,828
                                                                 ------------
                                                                    2,939,613
                                                                 ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.6%
  Anadarko Petroleum Corp. .......................     17,800       1,011,930
  Unocal Corp. ...................................     31,300       1,128,991
                                                                 ------------
                                                                    2,140,921
                                                                 ------------
OIL (INTERNATIONAL INTEGRATED)--1.1%
  ChevronTexaco Corp. ............................     16,200       1,451,682
  Exxon Mobil Corp. ..............................     64,400       2,530,920
                                                                 ------------
                                                                    3,982,602
                                                                 ------------


                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES



                                                       SHARES       VALUE
                                                       ------     ----------
PAPER & FOREST PRODUCTS--0.3%
  International Paper Co. ........................     30,500    $  1,230,675
                                                                 ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.6%
  Tech Data Corp. (b) ............................     55,100       2,384,728
                                                                 ------------
RETAIL (DRUG STORES)--0.5%
  Caremark Rx, Inc. (b) ..........................    106,600       1,738,646
                                                                 ------------
RETAIL (GENERAL MERCHANDISE)--1.4%
  Wal-Mart Stores, Inc. ..........................     91,800       5,283,090
                                                                 ------------
SAVINGS & LOAN COMPANIES--0.4%
  Golden State Bancorp, Inc. .....................     55,000       1,438,250
                                                                 ------------
SERVICES (ADVERTISING/MARKETING)--0.9%
  Lamar Advertising Co. (b) ......................     76,100       3,222,074
                                                                 ------------
SERVICES (COMMERCIAL & CONSUMER)--1.3%
  Cendant Corp. (b) ..............................    170,600       3,345,466
  Crown Castle International Corp. (b) ...........    141,900       1,515,492
                                                                 ------------
                                                                    4,860,958
                                                                 ------------
SERVICES (DATA PROCESSING)--1.9%
  BISYS Group, Inc. (The) (b) ....................     41,200       2,636,388
  Fiserv, Inc. (b) ...............................    102,450       4,335,684
                                                                 ------------
                                                                    6,972,072
                                                                 ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
  Nextel Communications, Inc. Class A (b) ........     90,200         988,592
                                                                 ------------
TELEPHONE--1.3%
  SBC Communications, Inc. .......................     82,400       3,227,608
  Verizon Communications, Inc. ...................     35,900       1,703,814
                                                                 ------------
                                                                    4,931,422
                                                                 ------------
TEXTILES (APPAREL)--0.6%
  Jones Apparel Group, Inc. (b) ..................     24,800         822,616
  Liz Claiborne, Inc. ............................     26,500       1,318,375
                                                                 ------------
                                                                    2,140,991
                                                                 ------------
TRUCKERS--0.6%
  United Parcel Service, Inc. Class B ............     41,300       2,250,850
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $170,403,626) ............................     208,065,937
                                                                 ------------
FOREIGN COMMON STOCKS--0.9%
COMMUNICATIONS EQUIPMENT--0.3%
  Nokia Oyj ADR (Finland) ........................     42,500       1,042,525
                                                                 ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.6%
  Elan Corp. plc ADR (Ireland) (b) ...............     51,700       2,329,602
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,698,298) ..............................       3,372,127
                                                                 ------------
UNIT INVESTMENT TRUSTS--1.3%
  SPDR Trust Series I ............................     41,600       4,760,704
                                                                 ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $5,465,926) ..............................       4,760,704
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--96.0%
  (Identified cost $317,439,055) ............................     359,807,243
                                                                 ------------


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                          -----------  -----     ------------
SHORT-TERM OBLIGATIONS--3.6%
COMMERCIAL PAPER--2.9%
  Asset Securitization Corp. 1.75%,
    1/2/02 ..............................      A-1+    $3,185    $  3,184,845
  Lexington Parker Capital Co. LLC 1.95%,
    1/9/02 ..............................      A-1      2,005       2,004,131
  Gannett Co, Inc. 1.84%, 1/23/02 .......      A-1      1,290       1,288,550
  Park Avenue Receivables 1.97%, 1/25/02       A-1      3,500       3,495,404
  Lexington Parker Capital Co. LLC 1.86%,
    3/13/02 .............................      A-1      1,140       1,135,921
                                                                 ------------
                                                                   11,108,851
                                                                 ------------
FEDERAL AGENCY SECURITIES--0.7%
  Federal Home Loan Bank 2.25%, 12/27/02       AAA      2,500       2,498,885
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $13,608,747) .............................      13,607,736
                                                                 ------------
TOTAL INVESTMENTS--99.6%
  (Identified cost $331,047,802) ............................     373,414,979(a)
  Other assets and liabilities, net--0.4% ...................       1,401,856
                                                                 ------------
NET ASSETS--100.0% ..........................................    $374,816,835
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $52,941,695 and gross depreciation of $10,986,832 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $331,460,116.
(b) Non-income producing.
(c) As rated by Moody's or Fitch.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $7,829,659 or 2.09% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $331,047,802) ...  $373,414,979
Cash ............................................................        48,750
Receivables
  Interest and dividends ........................................     1,939,012
  Fund shares sold ..............................................        40,877
Prepaid expenses ................................................         3,389
                                                                   ------------
    Total assets ................................................   375,447,007
                                                                   ------------
LIABILITIES
Payables
  Fund shares repurchased .......................................       302,809
  Investment advisory fee .......................................       185,299
  Printing fee ..................................................        86,702
  Financial agent fee ...........................................        23,300
  Trustees' fee .................................................         3,262
Accrued expenses ................................................        28,800
                                                                   ------------
    Total liabilities ...........................................       630,172
                                                                   ------------
NET ASSETS ......................................................  $374,816,835
                                                                   ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............  $338,278,037
  Undistributed net investment income ...........................       806,279
  Accumulated net realized loss .................................    (6,634,658)
  Net unrealized appreciation ...................................    42,367,177
                                                                   ------------
NET ASSETS ......................................................  $374,816,835
                                                                   ============
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization .........................    26,935,870
                                                                   ============
Net asset value and offering price per share ....................        $13.92
                                                                         ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Interest ......................................................   $10,628,141
  Dividends .....................................................     2,140,446
  Foreign taxes withheld ........................................          (105)
                                                                    -----------
    Total investment income .....................................    12,768,482
                                                                    -----------
EXPENSES
  Investment advisory fee .......................................     2,272,974
  Financial agent fee ...........................................       290,434
  Printing ......................................................        84,575
  Custodian .....................................................        57,378
  Professional ..................................................        27,464
  Trustees ......................................................         8,437
  Miscellaneous .................................................        38,969
                                                                    -----------
    Total expenses ..............................................     2,780,231
    Custodian fees paid indirectly ..............................       (19,079)
                                                                    -----------
    Net expenses ................................................     2,761,152
                                                                    -----------
NET INVESTMENT INCOME ...........................................    10,007,330
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...............................    (2,464,632)
  Net change in unrealized appreciation
    (depreciation) on investments ...............................    (1,068,355)
                                                                    -----------
NET LOSS ON INVESTMENTS .........................................    (3,532,987)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $ 6,474,343
                                                                    ===========


                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES





STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED        YEAR ENDED
                                                                                               12/31/01          12/31/00
                                                                                              ----------        ----------
FROM OPERATIONS
  Net investment income (loss) ...........................................................   $ 10,007,330      $ 11,688,744
  Net realized gain (loss) ...............................................................     (2,464,632)       39,681,266
  Net change in unrealized appreciation (depreciation) ...................................     (1,068,355)      (49,097,278)
                                                                                             ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONs ............................      6,474,343         2,272,732
                                                                                             ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................................................     (9,798,013)      (11,570,242)
  Net realized short-term gains ..........................................................     (2,336,653)       (2,432,207)
  Net realized long-term gains ...........................................................     (4,043,514)      (39,971,460)
                                                                                             ------------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................    (16,178,180)      (53,973,909)
                                                                                             ------------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,160,117 and 1,631,276 shares, respectively) ...........     30,160,519        26,157,958
  Net asset value of shares issued from reinvestment of distributions
    (1,176,732 and 3,666,338 shares, respectively) .......................................     16,178,180        53,973,909
  Cost of shares repurchased (5,455,567 and 5,700,696 shares, respectively) ..............    (75,830,661)      (91,126,573)
                                                                                             ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................    (29,491,962)      (10,994,706)
                                                                                             ------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................    (39,195,799)      (62,695,883)
NET ASSETS
  Beginning of period ....................................................................    414,012,634       476,708,517
                                                                                             ------------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $806,279
    AND $626,418, RESPECTIVELY) ..........................................................   $374,816,835      $414,012,634
                                                                                             ============      ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         YEAR ENDED DECEMBER 31,
                                                                           -------------------------------------------------
                                                                            2001(3)     2000      1999      1998      1997
                                                                           --------   --------  --------  --------  --------
Net asset value, beginning of period ...................................     $14.25     $16.18    $15.65    $14.12    $13.65
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .........................................       0.36(1)    0.44      0.36      0.29      0.32
  Net realized and unrealized gain (loss) ..............................      (0.11)     (0.33)     1.36      2.57      2.46
                                                                             ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ...................................       0.25       0.11      1.72      2.86      2.78
                                                                             ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income .................................      (0.35)     (0.43)    (0.36)    (0.28)    (0.33)
  Dividends from net realized gains ....................................      (0.23)     (1.61)    (0.83)    (1.05)    (1.98)
                                                                             ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ................................................      (0.58)     (2.04)    (1.19)    (1.33)    (2.31)
                                                                             ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ..............................................      (0.33)     (1.93)     0.53      1.53      0.47
                                                                             ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .........................................     $13.92     $14.25    $16.18    $15.65    $14.12
                                                                             ======     ======    ======    ======    ======
Total return ...........................................................       1.87%      0.58%    11.26%    20.79%    20.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..................................   $374,817   $414,013  $476,709  $480,897  $429,002
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ...................................................       0.71%(2)   0.70%     0.70%     0.68%     0.71%
  Net investment income ................................................       2.56%      2.65%     2.21%     1.97%     2.09%
Portfolio turnover rate ................................................         44%        60%       65%      139%      368%


(1) Computed using average shares outstanding.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 to decrease the ratio of net investment income to average net assets from 2.60% to 2.56%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES



INVESTOR PROFILE
     The Fund is appropriate for investors seeking long-term capital growth through investment in equity securities of foreign and U.S. companies.

INVESTMENT ADVISER'S REPORT
     For the year 2001, the Phoenix-Sanford Bernstein Global Value Series strongly outperformed the MSCI World Index(1) returning -6.84% while the Index's return for the year was -16.52%.

     Our 2001 premium came primarily from stock selection. And most of this strong stock selection resulted from picking better-than-average performers across virtually all sectors. In addition, we benefited from our decision to emphasize certain sectors while underweighting others. In particular, our underweight of the Technology/Electronics sector--which underperformed massively for the year, despite a fourth-quarter rally--contributed to our premium. We were also successful at picking the right stocks across most geographies, with outperformance in virtually every large market. Strong stock selection--in the US was by far the biggest contributor to relative returns, though stock selection in Japan and the UK also helped.

     We gained a meaningful portion of our stock-selection premium for the year in particularly challenging environments--the Japanese market and economically sensitive industries. Japan is the major exception cited in most predictions of a global economic recovery. It recently re-entered recession, and few economists expect it to emerge anytime soon. Nonetheless, we have found many good Japanese companies to invest in. For some time, we have been emphasizing global winners that are not dependent on the domestic economy; these have been performing very well for us. It is more challenging, perhaps, to find companies with a domestic focus that can generate earnings growth. Even here, however, we have had successes. We have also produced a premium in the weak Finance sector by focusing on regional banks rather than large money-center banks whose capital has been eroded by exposure to nonperforming real-estate loans.

     Many cyclical stocks enjoyed strong performance despite the weak global economy. In some cases, the strong performers are companies whose conservative investment patterns during recent cyclical peaks have positioned them to weather a continued downturn and recover quickly in the event of an economic turnaround. Our holdings in the Consumer Cyclical, Capital Equipment and Transportation sectors were especially strong this year.

     In terms of country bets, below-index exposure to the Finnish market, which was the weakest performer in 2001, and above-index exposure to New Zealand, which thrived during the year, were two major positives for the Fund.

OUTLOOK
     The Fund appears well positioned for various economic scenarios. As the pricing disparities that characterized markets just a few years ago have largely dissipated, we will continue to rely on research to identify quality companies at low prices--the type that can both weather a downturn and ride a recovery. In short, we see considerable investment opportunities outside the US today, and we have positioned our portfolios to exploit the strongest opportunities we see.

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                               [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Global Value Series  MSCI World Index(1)  S&P 500 Index(2)
11/20/00          $10,000.00          $10,000.00         $10,000.00
12/29/00           10,435.10           10,163.20           9 844.46
12/31/01            9,721.45            8,484.12           8 675.44


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                 FROM
                                                               INCEPTION
                                                              11/20/00 TO
                                                  1 YEAR       12/31/01
-------------------------------------------------------------------------
  Global Value Series                              (6.84)%       (2.51)%
-------------------------------------------------------------------------
  MSCI World Index(1)                             (16.52)%      (14.06)%
-------------------------------------------------------------------------
  S&P 500 Index(2)                                (11.87)%      (11.99)%
-------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 11/20/00 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.
(1) The MSCI World Index is an unmanaged, commonly used measure of global value-oriented stock total return performance.
(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.
The indices are not available for direct investment.

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001



                                                       SHARES        VALUE
                                                       ------     -----------
COMMON STOCKS--48.4%
UNITED STATES--48.4%
  Abbott Laboratories (Health Care
    (Diversified)) ...............................        900     $    50,175
  Acuity Brands, Inc. (Electrical
    Equipment) (b) ...............................        400           4,840
  Adaptec, Inc. (Electronics
    (Semiconductors)) (b) ........................        400           5,800
  Allstate Corp. (The) (Insurance
    (Property-Casualty)) .........................        900          30,330
  Amerada Hess Corp. (Oil) .......................        300          18,750
  Ameren Corp. (Electric Companies) ..............        400          16,920
  American Electric Power Co., Inc. (Electric
    Companies) ...................................        600          26,118
  American Home Products Corp. (Health Care
    (Diversified)) ...............................        150           9,204
  American International Group, Inc. (Insurance
    (Multi-Line)) ................................        700          55,580
  Amgen, Inc. (Biotechnology) (b) ................        100           5,644
  AmSouth Bancorp. (Banks (Major Regional)) ......      1,200          22,680
  AOL Time Warner, Inc. (Entertainment) (b) ......      1,150          36,915
  Aon Corp. (Insurance Brokers) ..................        700          24,864
  Archer-Daniels-Midland Co. (Agricultural
    Products) ....................................      1,785          25,615
  Arrow Electronics, Inc. (Electronics (Component
    Distributors)) (b) ...........................        800          23,920
  Ashland, Inc. (Oil & Gas (Refining &
    Marketing)) ..................................        550          25,344
  AT&T Corp. (Telecommunications (Long
    Distance)) ...................................      1,900          34,466
  Avnet, Inc. (Electronics (Component
    Distributors)) ...............................        800          20,376
  Bank of America Corp. (Banks (Money Center)) ...      1,200          75,540
  Bank One Corp. (Banks (Major Regional)) ........      1,025          40,026
  Bear Stearns Cos., Inc. (The) (Investment
    Banking/Brokerage) ...........................        400          23,456
  BellSouth Corp. (Telephone) ....................        400          15,260
  Bemis Co., Inc. (Containers & Packaging (Paper))        500          24,590
  Big Lots, Inc. (Retail (Discounters)) ..........      1,000          10,400
  Black & Decker Corp. (The) (Hardware & Tools) ..        525          19,808
  Bristol-Myers Squibb Co. (Health Care
    (Diversified)) ...............................      1,000          51,000
  Burlington Northern Santa Fe Corp. (Railroads) .        975          27,817
  Cabot Corp. (Chemicals) ........................        650          23,205
  Centex Corp. (Homebuilding) ....................        250          14,272
  Charter One Financial, Inc. (Savings & Loan
    Companies) ...................................        840          22,806
  ChevronTexaco Corp. (Oil (International
    Integrated)) .................................        515          46,149
  Cinergy Corp. (Electric Companies) .............        750          25,072
  Cisco Systems, Inc. (Computers
    (Networking)) (b) ............................      2,100          38,031
  Citigroup, Inc. (Financial (Diversified)) ......      1,930          97,426
  CMS Energy Corp. (Electric Companies) ..........        500          12,015
  Coca-Cola Co. (The) (Beverages
    (Non-Alcoholic)) .............................        600          28,290
  Comerica, Inc. (Banks (Major Regional)) ........        400          22,920
  Compuware Corp. (Computers (Software &
    Services)) (b) ...............................      2,000          23,580
  ConAgra Foods, Inc. (Foods) ....................      1,075          25,553
  Consolidated Edison, Inc. (Electric Companies) .        600          24,216
  Cooper Industries, Inc. (Electrical Equipment) .        700          24,444
  Dana Corp. (Auto Parts & Equipment) ............        600           8,328
  Dell Computer Corp. (Computers (Hardware)) (b) .        400          10,872
  Delphi Automotive Systems (Auto Parts &
    Equipment) ...................................      1,400          19,124
  Donnelley (R.R.) & Sons Co. (Specialty
    Printing) ....................................        800          23,752
  Dow Chemical Co. (The) (Chemicals) .............      1,244          42,022
  Du Pont (E.I.) de Nemours & Co. (Chemicals) ....        800          34,008
  Eastman Chemical Co. (Chemicals) ...............        300          11,706
  Eaton Corp. (Manufacturing (Diversified)) ......         75           5,581
  Electronic Data Systems Corp. (Services
    (Computer Systems)) ..........................        600          41,130
  Exxon Mobil Corp. (Oil (International
    Integrated)) .................................      2,600         102,180
  Fannie Mae (Financial (Diversified)) ...........        775          61,612
  Federated Department Stores, Inc. (Retail
    (Department Stores)) (b)                              500          20,450
  FleetBoston Financial Corp. (Banks (Major
    Regional)) ...................................      1,081          39,456
  FMC Corp. (Chemicals (Diversified)) (b) ........        300          17,850
  Fortune Brands, Inc. (Housewares) ..............        600          23,754
  Freddie Mac (Financial (Diversified)) ..........        300          19,620
  General Electric Co. (Electrical Equipment) ....      4,000         160,320


                                                       SHARES        VALUE
                                                       ------     -----------
UNITED STATES--CONTINUED
  Genuine Parts Co. (Auto Parts & Equipment) .....        800     $    29,360
  Georgia-Pacific Corp. (Paper & Forest
    Products) ....................................        850          23,468
  Golden West Financial Corp. (Savings & Loan
    Companies) ...................................        475          27,954
  Goodrich Corp. (Aerospace/Defense) .............        825          21,962
  Goodyear Tire & Rubber Co. (The) (Auto Parts &
    Equipment) ...................................        800          19,048
  Health Net, Inc. (Health Care (Managed
    Care)) (b)                                          1,100          23,958
  Hewlett-Packard Co. (Computers (Hardware)) .....      2,250          46,215
  Hilton Hotels Corp. (Lodging - Hotels) .........      1,400          15,288
  Home Depot, Inc. (The) (Retail (Building
    Supplies)) ...................................        300          15,303
  Household International,Inc. (Consumer
    Finance)                                              125           7,243
  Hubbell, Inc. Class B (Electrical Equipment) ...        500          14,690
  Huntington Bancshares, Inc. (Banks (Major
    Regional)) ...................................      1,300          22,347
  Intel Corp. (Electronics (Semiconductors)) .....      1,900          59,755
  International Business Machines Corp.
    (Computers (Hardware)) .......................        600          72,576
  International Paper Co. (Paper & Forest
    Products)                                             300          12,105
  ITT Industries, Inc. (Manufacturing
    (Diversified)) ...............................        300          15,150
  J.P. Morgan Chase & Co. (Financial
    (Diversified)) ...............................        900          32,715
  Johnson & Johnson (Health Care (Diversified)) ..        900          53,190
  Jones Apparel Group, Inc. (Textiles
    (Apparel)) (b) ...............................        700          23,219
  KeyCorp (Banks (Major Regional)) ...............      1,150          27,991
  Lear Corp. (Auto Parts & Equipment) (b) ........        650          24,791
  Leggett & Platt, Inc. (Household Furnishings &
    Appliances) ..................................      1,000          23,000
  Lehman Brothers Holdings, Inc. (Investment
    Banking/Brokerage) ...........................        325          21,710
  Lilly (Eli) & Co. (Health Care (Drugs-Major
    Pharmaceuticals)) ............................        200          15,708
  Liz Claiborne, Inc. (Textiles (Apparel)) .......        400          19,900
  Lockheed Martin Corp. (Aerospace/Defense) ......        125           5,834
  Louisiana-Pacific Corp. (Paper & Forest
    Products) ....................................      1,000           8,440
  Lubrizol Corp. (The) (Chemicals (Specialty)) ...        500          17,545
  May Department Stores Co. (The) (Retail
    (Department Stores)) .........................        700          25,886
  Mead Corp. (The) (Paper & Forest Products) .....        700          21,623
  Medtronic, Inc. (Health Care (Medical Products &
    Supplies)) (b) ...............................        100           5,121
  Merck & Co., Inc. (Health Care (Drugs-Major
    Pharmaceuticals)) ............................      1,100          64,680
  MetLife, Inc. (Insurance (Life/Health)) ........        775          24,552
  MGIC Investment Corp. (Insurance (Property-
    Casualty)) ...................................        400          24,688
  Microsoft Corp. (Computers (Software &
    Services)) (b)                                      2,050         135,813
  Millennium Chemicals, Inc. (Chemicals
    (Specialty)) .................................        650           8,190
  National City Corp. (Banks (Major Regional)) ...      1,000          29,240
  Norfolk Southern Corp. (Railroads) .............      1,300          23,829
  Oracle Corp. (Computers (Software &
    Services)) (b) ...............................      1,000          13,810
  Pfizer, Inc. (Health Care (Drugs-Major
    Pharmaceuticals)) ............................      3,300         131,505
  PG&E Corp. (Electric Companies) (b) ............        950          18,278
  Pharmacia Corp. (Health Care (Drugs-Major
    Pharmaceuticals)) ............................        950          40,518
  Philip Morris Cos., Inc. (Tobacco) .............      1,525          69,921
  Phillips Petroleum Co. (Oil) ...................        300          18,078
  PPG Industries, Inc. (Chemicals (Diversified)) .        500          25,860
  Praxair, Inc. (Chemicals) ......................        600          33,150
  Procter & Gamble Co. (The) (Household Products
    (Non-Durable)) ...............................        200          15,826
  Quantum Corp. - DLT & Storage Systems (Computers
    (Peripherals)) (b) ...........................      1,400          13,790
  Regions Financial Corp. (Banks (Major
    Regional)) ...................................        800          23,952
  Sara Lee Corp. (Foods) .........................        900          20,007
  SBC Communications, Inc. (Telephone) ...........        900          35,253
  Schering-Plough Corp. (Health Care (Drugs-
    Major Pharmaceuticals)) ......................        500          17,905
  Sears, Roebuck and Co. (Retail (General
    Merchandise)) ................................        700          33,348


                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                       SHARES        VALUE
                                                       ------     -----------
UNITED STATES--CONTINUED
  Sherwin-Williams Co. (The) (Retail (Building
    Supplies)) ...................................        950     $    26,125
  Smurfit-Stone Container Corp. (Paper & Forest
    Products) (b) ................................      1,200          19,164
  Solectron Corp. (Electrical Equipment) (b) .....      1,700          19,176
  Sonoco Products Co. (Containers & Packaging
    (Paper)) .....................................        900          23,922
  SouthTrust Corp. (Banks (Major Regional)) ......      1,200          29,604
  Sprint Corp. (FON Group) (Telecommunications
    (Long Distance)) .............................      1,000          20,080
  St. Paul Cos., Inc. (The) (Insurance (Property-
    Casualty)) ...................................        525          23,084
  Sun Company, Inc. (Oil & Gas (Refining &
    Marketing)) ..................................        600          22,404
  SunTrust Banks, Inc. (Banks (Major Regional)) ..        500          31,350
  SUPERVALU, Inc. (Distributors (Food & Health)) .        500          11,060
  Tech Data Corp. (Retail (Computers &
    Electronics)) (b) ............................        200           8,656
  Temple-Inland, Inc. (Containers & Packaging
    (Paper)) .....................................        200          11,346
  Texas Instruments, Inc. (Electronics
    (Semiconductors)) ............................        200           5,600
  TJX Cos., Inc. (The) (Retail (Specialty-
    Apparel)) ....................................        700          27,902
  Torchmark Corp. (Insurance (Life/Health)) ......        500          19,665
  TRW, Inc. (Auto Parts & Equipment) .............        500          18,520
  Tyson Foods, Inc. Class A (Foods) ..............      2,100          24,255
  U.S. Bancorp (Banks (Major Regional)) ..........      2,165          45,313
  Ultramar Diamond Shamrock Corp. (Oil & Gas
    (Refining & Marketing)) ......................        200           9,896
  Union Pacific Corp. (Railroads) ................        500          28,500
  Union Planters Corp. (Banks (Major Regional)) ..        500          22,565
  V. F. Corp. (Textiles (Apparel)) ...............        400          15,604
  Valero Energy Corp. (Oil & Gas (Refining &
    Marketing)) ..................................        250           9,530
  Verizon Communications, Inc. (Telephone) .......      1,700          80,682
  Viacom, Inc. Class B (Entertainment) (b) .......        200           8,830
  Wachovia Corp. (Banks (Money Center)) ..........      1,800          56,448
  Wal-Mart Stores, Inc. (Retail (General
    Merchandise)) ................................      1,400          80,570
  Walt Disney Co. (The) (Entertainment) ..........        150           3,108
  Washington Mutual, Inc. (Savings & Loan
    Companies) ...................................      1,025          33,518
  Wells Fargo & Co. (Banks (Major Regional)) .....        775          33,674
  Western Resources, Inc. (Electric Companies) ...        700          12,040
  Westvaco Corp. (Paper & Forest Products) .......        650          18,493
  Whirlpool Corp. (Household Furnishings &
    Appliances) ..................................        400          29,332
  WorldCom, Inc. - WorldCom Group
    (Telecommunications (Long Distance)) (b) .....      3,000          42,240
  Xcel Energy, Inc. (Electric Companies) .........        700          19,418
                                                                  -----------
                                                                    4,262,144
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $4,199,382) ...................                  4,262,144
                                                                  -----------
FOREIGN COMMON STOCKS--49.3%
AUSTRALIA--2.5%
  Australia and New Zealand Banking Group Ltd.
    (Banks (Money Center)) .......................     11,600         105,748
  BHP Billiton Ltd (Metals Mining) ...............      8,400          45,149
  Coles Myer Ltd. (Retail (Food Chains)) .........      6,800          29,239
  CSR Ltd. (Construction (Cement & Aggregates)) ..     10,600          36,843
                                                                  -----------
                                                                      216,979
                                                                  -----------
AUSTRIA--0.6%
  Erste Bank der oesterreichischen Sparkassen AG
    (Banks (Money Center)) .......................        300          15,947
  OMV AG (Oil & Gas (Refining & Marketing)) ......        250          20,951
  Voest-Alpine AG (Iron & Steel) .................        500          14,290
                                                                  -----------
                                                                       51,188
                                                                  -----------
CANADA--4.3%
  Abitibi-Consolidated, Inc. (Paper & Forest
    Products) ....................................      4,700          34,243
  Bank of Montreal (Banks (Money Center)) ........      1,407          31,653
  Bank of Nova Scotia (Banks (Money Center)) .....      2,300          70,545
  BCE, Inc. (Telecommunications (Long Distance)) .        700          15,791
  Canadian National Railway Co. (Railroads) ......        700          33,635
  Canadian Natural Resources Ltd. (Oil & Gas
    (Exploration & Production)) ..................        400           9,600


                                                       SHARES        VALUE
                                                       ------     -----------
CANADA--CONTINUED
  Creo Products, Inc. (Electronics (Component
    Distributors)) (b) ...........................        600     $     7,706
  Leitch Technology Corp. (Communications
    Equipment) (b) ...............................        900           6,625
  Manulife Financial Corp. (Insurance
    (Life/Health)) ...............................        900          23,455
  Nortel Networks Corp. (Communications Equipment)      4,950          36,902
  Petro Canada (Oil (International Integrated)) ..        500          12,313
  Quebecor World, Inc. (Specialty Printing) ......      1,000          22,478
  Sun Life Financial Services of Canada (Insurance
    (Life/Health)) ...............................        500          10,634
  Talisman Energy Inc. (Oil & Gas (Exploration &
    Production)) .................................      1,250          47,376
  TrizecHahn Corp. (Homebuilding) ................      1,100          17,400
                                                                  -----------
                                                                      380,356
                                                                  -----------
FINLAND--0.4%
  Stora Enso Oyj (Paper & Forest Products) .......      1,000          12,804
  UPM-Kymmene Oyj (Paper & Forest Products) ......        700          23,216
                                                                  -----------
                                                                       36,020
                                                                  -----------
FRANCE--4.3%
  Accor SA (Lodging - Hotels) ....................        300          10,906
  Alcatel SA Class A (Communications Equipment) ..        400           6,838
  Assurances Generales de France (Insurance
    (Multi-Line)) ................................        600          28,795
  Aventis SA (Health Care (Drugs-Major
    Pharmaceuticals)) ............................        550          39,054
  BNP Paribas SA (Banks (Money Center)) ..........        350          31,319
  Bull SA (Computers (Hardware)) (b) .............      2,000           2,190
  Cap Gemini SA (Computers (Software & Services))          70           5,055
  Compagnie de Saint-Gobain (Containers &
    Packaging (Paper)) ...........................        200          30,184
  Compagnie Generale des Etablissements Michelin
    (Auto Parts & Equipment) .....................        200           6,598
  Etablissements Econdmiques du Casino Guichard -
    Perrachon SA (Retail (Food Chains)) ..........        100           7,715
  Lagardere S.C.A. (Publishing) ..................        300          12,554
  LVMH Moet Hennessy Louis Vuitton SA (Textiles
    (Apparel)) ...................................        200           8,138
  Orange SA (Telecommunications (Cellular/
    Wireless)) (b) ...............................      1,800          16,315
  PSA Peugeot Citreon (Automobiles) ..............      1,160          49,318
  Sanofi-Synthelabo SA (Health Care (Drugs-Major
    Pharmaceuticals)) ............................        150          11,192
  Societe Generale (Banks (Money Center)) ........        450          25,182
  Suez SA (Electric Companies) ...................        750          22,705
  TotalFinaElf SA (Oil & Gas (Refining &
    Marketing)) ..................................        260          37,132
  Usinor SA (Iron & Steel) .......................      1,400          17,514
  Vivendi Universal SA (Broadcasting (Television,
    Radio & Cable)) ..............................        200          10,952
                                                                  -----------
                                                                      379,656
                                                                  -----------
GERMANY--3.7%
  Allianz AG (Insurance (Multi-Line)) ............         30           7,092
  AMB Generali Holding AG (Insurance
    (Multi-Line)) ................................        270          28,367
  BASF AG (Chemicals (Diversified)) ..............        400          14,905
  Bayer AG (Chemicals (Diversified)) .............        200           6,357
  Bayerische Hypo- und Vereinsbank AG (Banks
    (Money Center)) ..............................        500          15,203
  Celanese AG (Chemicals (Specialty)) ............      1,350          25,483
  Continental AG (Auto Parts & Equipment) ........        600           7,880
  DaimlerChrysler AG (Automobiles) ...............        400          17,131
  Deutsche Bank AG (Banks (Money Center)) ........        150          10,591
  Deutsche Telekom AG (Telecommunications (Long
    Distance)) ...................................      1,200          20,728
  E.On AG (Manufacturing (Diversified)) ..........        500          25,999
  Gehe AG (Health Care (Medical Products &
    Supplies)) ...................................        300          11,619
  Hannover Rueckversicherungs AG (Insurance
    (Property-Casualty)) .........................        450          27,165
  Heidelberger Zement AG (Construction (Cement &
    Aggregates)) .................................        150           6,945
  KarstadtQuelle AG (Retail (Department Stores)) .        450          17,589

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                       SHARES        VALUE
                                                       ------     -----------
GERMANY--CONTINUED
  Merck KGaA (Health Care (Drugs-Major
    Pharmaceuticals)) ............................        200     $     7,319
  Muenchener Rueckversicherungs-Gesellschaft AG
    (Insurance (Multi-Line)) .....................         80          21,725
  Rheinisch Westfuelishes AG (Manufacturing
    (Diversified)) ...............................        250           7,123
  SAP AG (Computers (Software & Services)) .......         50           6,554
  Siemens AG (Manufacturing (Diversified)) .......        525          34,989
  Volkswagen AG (Automobiles) ....................        200           9,313
                                                                  -----------
                                                                      330,077
                                                                  -----------
HONG KONG--0.7%
  CLP Holdings Ltd. (Electric Companies) .........      2,400           9,156
  Kerry Properties Ltd. (Financial (Diversified))       6,000           5,848
  Wharf Holdings Ltd. (The) (Financial
    (Diversified)) ...............................     15,000          36,645
  Wing Lung Bank Ltd. (Banks (Major Regional)) ...      2,000           7,463
                                                                  -----------
                                                                       59,112
                                                                  -----------
IRELAND--0.5%
  Bank of Ireland (Banks (Money Center)) .........      2,500          23,662
  Jefferson Smurfit Group plc (Paper & Forest
    Products) ....................................      9,000          19,386
                                                                  -----------
                                                                       43,048
                                                                  -----------
ITALY--2.2%
  Assicurazioni Generali SpA (Insurance
    (Life/Health)) ...............................        400          11,112
  Banca Nazionale del Lavoro (Banks (Money
    Center)) .....................................      3,000           5,810
  Benetton Group SpA (Textiles (Apparel)) ........        500           5,663
  Enel SpA (Electric Companies) ..................      2,650          14,936
  ENI SpA (Oil) ..................................      3,150          39,490
  Fiat SpA (Automobiles) .........................        400           6,418
  La Rinascente SpA (Retail (Department Stores)) .      1,500           5,222
  Riunione Adriatica di Sicurta SpA (Insurance
    (Multi-Line)) ................................        800           9,424
  Sanpaolo IMI SpA (Banks (Money Center)) ........      2,600          27,895
  Societa Assicuratrice Industriale SpA
    (Insurance (Multi-Line)) .....................        500           6,255
  Telecom Italia Mobile SpA (Telecommunications
    (Cellular/Wireless)) .........................      4,900          27,355
  Telecom Italia SpA (Telecommunications (Long
    Distance)) ...................................      2,800          23,933
  UniCredito Italiano SpA (Banks (Money Center)) .      1,700           6,826
                                                                  -----------
                                                                      190,339
                                                                  -----------
JAPAN--7.8%
  Asahi Glass Co. Ltd. (Chemicals (Specialty)) ...      2,000          11,827
  Canon Sales Co., Inc. (Electronics (Component
    Distributors)) ...............................      1,000           6,852
  Canon, Inc. (Electronics (Component
    Distributors)) ...............................      1,000          34,412
  Chiba Bank Ltd. (The) (Banks (Money Center)) ...      2,000           6,531
  Dai Nippon Printing (Specialty Printing) .......      1,000           9,995
  Daiio Trust Construction Co. (Engineering &
    Construction) ................................        500           7,649
  Daiwa House Industry Co. Ltd. (Homebuilding) ...      3,000          17,122
  Fuji Heavy Industries (Automobiles) ............      4,000          17,152
  Futaba Corp. (Manufacturing (Diversified)) .....        300           6,776
  Hitachi Ltd. (Manufacturing (Diversified)) .....      2,000          14,650
  Hitachi Maxell Ltd (Household Furnishings &
    Appliances) ..................................      1,000          12,063
  Honda Motor Co. Ltd. (Automobiles) .............      2,000          79,811
  Kubota Corp. (Machinery (Diversified)) .........      3,000           7,874
  Kyocera Corp. (Electronics (Component
    Distributors)) ...............................        100           6,524
  Matsushita Electric Industrial Co. Ltd.
    (Electronics (Component Distributors)) .......      2,000          25,683
  Mitsubishi Corp. (Distributors (Food &
    Health)) .....................................      1,000           6,493
  Mitsubishi Electric Corp. (Electronics
    (Component Distributors)) ....................      2,000           7,737
  Mitsubishi Estate Co. (Financial
    (Diversified)) ...............................      1,000           7,317
  Mitsubishi Heavy Industries Ltd. (Machinery
    (Diversified)) ...............................      4,000          10,682
  Mitsubishi Tokyo Financial Group, Inc. (Banks
    (Money Center)) (b) ..........................          1           6,707
  Mitsui Chemicals (Chemicals (Specialty)) .......      4,000          12,819
  Mitsui Fudosan Co. Ltd. (Financial
    (Diversified)) ...............................      1,000           7,630
  Mitsui O.S.K. Lines Ltd. (Shipping) ............     16,000          32,230
  NEC Corp. (Electronics (Component
    Distributors)) ...............................      1,000          10,201
  Nichicon Corp. (Electrical Equipment) ..........        500           5,494


                                                       SHARES        VALUE
                                                       ------     -----------
JAPAN--CONTINUED
  Nichirei Corp. (Agricultural Products) .........      7,000     $    15,542
  Nippon Telegraph & Telephone Corp.
    (Telecommunications (Long Distance)) .........          1           3,258
  Nissan Motor Co. Ltd. (Automobiles) ............      2,000          10,606
  Nomura Holdings Inc (Investment Banking/
    Brokerage) ...................................      1,000          12,819
  Oji Paper Co. Ltd (Paper & Forest Products) ....      5,000          19,876
  Sony Corp. (Household Furnishings &
    Appliances) ..................................        400          18,282
  Sumitomo Mitsui Banking Corp. (Banks (Money
    Center)) .....................................      2,400          10,163
  Sumitomo Trust & Banking Co. Ltd. (The)
    (Banks (Money Center)) .......................      4,000          16,237
  Takeda Chemical Industries Ltd. (Health Care
    (Drugs-Major Pharmaceuticals)) ...............      1,000          45,246
  Takefuji Corp. (Consumer Finance) ..............        400          28,933
  Tanabe Seiyaku Co. Ltd (Health Care
    (Diversified)) ...............................      1,000           8,912
  Tohoku Electric Power Co. (Electric Companies) .      1,900          26,066
  Tokyo Electric Power Co., Inc. (The) (Electric
    Companies) ...................................      1,100          23,417
  Toppan Printing Co. Ltd. (Publishing) ..........      1,000           9,225
  Toyota Motor Corp. (Automobiles) ...............      1,100          27,865
  UFJ Holdings, Inc. (Banks (Money Center)) (b) ..          6          13,231
  Uny Co., Ltd. (Retail (Specialty)) .............      1,000          10,163
  Yahama Corp. (Leisure Time (Products)) .........      2,000          14,802
                                                                  -----------
                                                                      686,874
                                                                  -----------
NETHERLANDS--3.6%
  DSM NV (Chemicals (Specialty)) .................      1,500          54,772
  ING Groep NV (Financial (Diversified)) .........      3,800          96,901
  Koninklijke (Royal) Philips Electronics NV
    (Manufacturing (Diversified)) ................      1,300          38,637
  Koninklijke Vopak NV (Shipping) ................        400           6,482
  Royal Dutch Petroleum Co. (Oil) ................      1,650          83,593
  Wolters Kluwer NV (Publishing) .................      1,600          36,470
                                                                  -----------
                                                                      316,855
                                                                  -----------
NEW ZEALAND--0.5%
  Telecom Corp. of New Zealand Ltd.
    (Telecommunications (Long Distance)) .........     22,997          47,880
                                                                  -----------
NORWAY--0.1%
  Norsk Hydro ASA (Manufacturing (Diversified)) ..        200           8,384
                                                                  -----------
PORTUGAL--0.5%
  Banco Espirito Santo SA (Banks (Major
    Regional)) ...................................      1,200          15,461
  Electricidade de Portugal SA (Electric
    Companies) ...................................      8,400          18,249
  Portucel - Empresa Productora de Pasta e
    Papel SA (Paper & Forest Products) ...........      8,500           8,930
                                                                  -----------
                                                                       42,640
                                                                  -----------
SINGAPORE--0.1%
  Keppel Corp., Ltd. (Financial (Diversified)) ...      4,000           6,152
  United Overseas Bank Ltd. (Banks (Major
    Regional)) ...................................      1,040           7,153
                                                                  -----------
                                                                       13,305
                                                                  -----------
SPAIN--1.9%
  Aceralia Corporacion Siderurgica SA (Iron &
    Steel) .......................................        800          12,579
  Banco Santander Central Hispano SA (Banks (Money
    Center)) .....................................      6,200          51,946
  Grupo Dragados SA (Engineering & Construction) .        700           9,368
  Iberdrola SA (Electric Companies) ..............      2,700          35,147
  Repsol YPF SA (Oil & Gas (Refining & Marketing))        800          11,667
  Telefonica SA (Telecommunications (Long
    Distance)) (b) ...............................      3,200          42,824
                                                                  -----------
                                                                      163,531
                                                                  -----------
SWEDEN--1.3%
  Autoliv, Inc. (Auto Parts & Equipment) .........        950          19,294
  Electrolux AB (Household Furnishings &
    Appliances) ..................................      2,200          32,823
  Holmen AB B Shares (Paper & Forest Products) ...        800          18,189
  Nordea AB (Banks (Major Regional)) .............      8,700          46,031
                                                                  -----------
                                                                      116,337
                                                                  -----------

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                       SHARES        VALUE
                                                       ------     -----------
SWITZERLAND--3.0%
  Holcim Ltd (Construction (Cement &
    Aggregates)) .................................         35     $     7,547
  Nestle SA Registered Shares Class B (Foods) ....        230          49,039
  Novartis AG Registered Shares (Health Care
    (Drugs-Major Pharmaceuticals)) ...............      2,700          97,573
  Swiss Re Registered Shares (Insurance (Property-
    Casualty)) ...................................        930          93,544
  UBS AG Registered Shares (Financial
    (Diversified)) ...............................        325          16,404
                                                                  -----------
                                                                      264,107
                                                                  -----------
UNITED KINGDOM--11.3%
  Allied Domecq plc (Beverages (Alcoholic)) ......      2,600          15,411
  AstraZeneca plc (Health Care (Drugs-Major
    Pharmaceuticals)) ............................      1,200          54,106
  AWG plc (Water Utilities) ......................      2,700          21,220
  BAE Systems plc (Aerospace/Defense) ............      1,500           6,757
  BP plc (Oil) ...................................     13,300         103,366
  British American Tobacco plc (Tobacco) .........      4,600          38,998
  British Sky Broadcasting plc (Broadcasting
    (Television, Radio & Cable)) (b) .............        500           5,501
  BT Group plc (Telecommunications (Long
    Distance)) (b) ...............................      5,100          18,779
  Cable & Wireless plc (Telecommunications (Long
    Distance)) ...................................      1,700           8,177
  CGNU plc (Insurance (Multi-Line)) ..............      3,900          47,963
  Corus Group plc (Iron & Steel) (b) .............      7,000           7,335
  Diageo plc (Beverages (Alcoholic)) .............        800           9,140
  Electrocomponents plc (Distributors (Food &
    Health)) (b) .................................        900           7,021
  GlaxoSmithKline plc (Health Care (Drugs-Major
    Pharmaceuticals)) ............................      1,846          46,292
  HSBC Holdings plc (Financial (Diversified)) ....      1,600          18,769
  Imperial Chemical Industries plc (Chemicals
    (Diversified)) ...............................      3,000          16,548
  Lattice Group plc (Natural Gas) ................      9,500          21,569
  Lloyds TSB Group plc (Financial (Diversified)) .      5,700          61,887
  Marks and Spencer plc (Retail (Department
    Stores)) .....................................      5,400          28,372
  Mersey Dock & Harbour Co. plc (Shipping) .......      2,400          17,762
  mm02 plc (Telecommunications (Cellular/
    Wireless)) (b) ...............................      5,100           6,421
  Morgan Crucible Company plc (Chemicals
    (Specialty)) .................................        900           2,515
  Persimmon plc (Homebuilding) ...................      2,200          12,319
  Rank Group plc (Entertainment) .................      3,200          10,712
  Royal & Sun Alliance Insurance Group plc
    (Insurance (Multi-Line)) .....................     11,600          66,645
  Royal Bank of Scotland Group plc (Banks (Money
    Center)) .....................................      2,700          65,703
  Safeway plc (Retail (Food Chains)) .............      8,257          38,456
  Sainsbury (J) plc (Retail (Food Chains)) .......      2,400          12,784
  Shell Transport & Trading Co. plc (Oil) ........      3,200          21,983
  Six Continents plc (Lodging - Hotels) ..........      3,200          31,670
  Smith & Nephew plc (Health Care (Medical
    Products & Supplies)) ........................      2,000          12,080
  Taylor Woodrow plc (Homebuilding) ..............      3,400           8,412
  Unilever plc (Foods) ...........................      7,100          58,281
  Vodafone Group plc (Telecommunications
    (Cellular/Wireless)) .........................     17,400          45,520
  Whitbread plc (Restaurants) ....................        600           4,794
  Wolseley plc (Distributors (Food & Health)) ....      4,541          38,002
                                                                  -----------
                                                                      991,270
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,796,949) ..............................       4,337,958
                                                                  -----------
TOTAL INVESTMENTS--97.7%
  (Identified cost $8,996,331) ..............................       8,600,102(a)
  Other assets and liabilities, net--2.3% ...................         200,214
                                                                  -----------
NET ASSETS--100.0% ..........................................     $ 8,800,316
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $624,091 and gross depreciation of $1,020,320 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $8,996,331.
(b) Non-income producing.

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)



Aerospace/Defense .........................................   0.4%
Agricultural Products .....................................   0.5
Auto Parts & Equipment ....................................   1.8
Automobiles ...............................................   2.5
Banks (Major Regional) ....................................   5.4
Banks (Money Center) ......................................   7.8
Beverages (Alcoholic) .....................................   0.3
Beverages (Non-Alcoholic) .................................   0.3
Biotechnology .............................................   0.1
Broadcasting (Television, Radio & Cable) ..................   0.2
Chemicals .................................................   1.7
Chemicals (Diversified) ...................................   0.9
Chemicals (Specialty) .....................................   1.6
Communications Equipment ..................................   0.6
Computers (Hardware) ......................................   1.5
Computers (Networking) ....................................   0.4
Computers (Peripherals) ...................................   0.2
Computers (Software & Services) ...........................   2.2
Construction (Cement & Aggregates) ........................   0.6
Consumer Finance ..........................................   0.4
Containers & Packaging (Paper) ............................   1.0
Distributors (Food & Health) ..............................   0.7
Electric Companies ........................................   3.5
Electrical Equipment ......................................   2.7
Electronics (Component Distributors) ......................   1.7
Electronics (Semiconductors) ..............................   0.8
Engineering & Construction ................................   0.2
Entertainment .............................................   0.7
Financial (Diversified) ...................................   5.5
Foods .....................................................   2.1
Hardware & Tools ..........................................   0.2
Health Care (Diversified) .................................   2.0
Health Care (Drugs-Major Pharmaceuticals) .................   6.6
Health Care (Managed Care) ................................   0.3
Health Care (Medical Products & Supplies) .................   0.3
Homebuilding ..............................................   0.8
Household Furnishings & Appliances ........................   1.3
Household Products (Non-Durable) ..........................   0.2
Housewares ................................................   0.3


Insurance (Life/Health) ...................................   1.0%
Insurance (Multi-Line) ....................................   3.2
Insurance (Property-Casualty) .............................   2.3
Insurance Brokers .........................................   0.3
Investment Banking/Brokerage ..............................   0.7
Iron & Steel ..............................................   0.6
Leisure Time (Products) ...................................   0.2
Lodging - Hotels ..........................................   0.7
Machinery (Diversified) ...................................   0.2
Manufacturing (Diversified) ...............................   1.8
Metals Mining .............................................   0.5
Natural Gas ...............................................   0.3
Oil .......................................................   3.3
Oil & Gas (Exploration & Production) ......................   0.7
Oil & Gas (Refining & Marketing) ..........................   1.6
Oil (International Integrated) ............................   1.9
Paper & Forest Products ...................................   2.8
Publishing ................................................   0.7
Railroads .................................................   1.3
Restaurants ...............................................   0.1
Retail (Building Supplies) ................................   0.5
Retail (Computers & Electronics) ..........................   0.1
Retail (Department Stores) ................................   1.1
Retail (Discounters) ......................................   0.1
Retail (Food Chains) ......................................   1.0
Retail (General Merchandise) ..............................   1.3
Retail (Specialty) ........................................   0.1
Retail (Specialty-Apparel) ................................   0.3
Savings & Loan Companies ..................................   1.0
Services (Computer Systems) ...............................   0.5
Shipping ..................................................   0.7
Specialty Printing ........................................   0.7
Telecommunications (Cellular/Wireless) ....................   1.1
Telecommunications (Long Distance) ........................   3.2
Telephone .................................................   1.5
Textiles (Apparel) ........................................   0.8
Tobacco ...................................................   1.3
Water Utilities ...........................................   0.2
                                                            ------
                                                            100.0%
                                                            =====

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
ASSETS
Investment securities at value (Identified cost $8,996,331) ................................................       $8,600,102
Cash .......................................................................................................          226,761
Foreign currency at value (Identified cost $96,024) ........................................................           94,736
Receivables
  Receivable from adviser ..................................................................................            4,458
  Net unrealized appreciation on forward foreign currency contracts ........................................            6,322
  Fund shares sold .........................................................................................           30,532
  Dividends ................................................................................................           11,799
  Tax reclaim ..............................................................................................            3,851
Prepaid expenses ...........................................................................................               68
                                                                                                                   ----------
    Total assets ...........................................................................................        8,978,629
                                                                                                                   ----------
LIABILITIES
Payables
  Investment securities purchased ..........................................................................           49,685
  Fund shares repurchased ..................................................................................           76,312
  Professional fee .........................................................................................           26,663
  Custodian fee ............................................................................................            9,350
  Printing fee .............................................................................................            8,353
  Financial agent fee ......................................................................................            3,572
  Trustees' fee ............................................................................................            3,262
Accrued expenses ...........................................................................................            1,116
                                                                                                                   ----------
    Total liabilities ......................................................................................          178,313
                                                                                                                   ----------
NET ASSETS .................................................................................................       $8,800,316
                                                                                                                   ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .........................................................       $9,201,365
  Undistributed net investment income ......................................................................            2,022
  Accumulated net realized loss ............................................................................          (11,898)
  Net unrealized depreciation ..............................................................................         (391,173)
                                                                                                                   ----------
NET ASSETS .................................................................................................       $8,800,316
                                                                                                                   ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...........................          920,478
                                                                                                                   ==========
Net asset value and offering price per share ...............................................................            $9.56
                                                                                                                        =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
INVESTMENT INCOME
  Dividends ................................................................................................        $ 170,795
  Interest .................................................................................................            4,667
  Foreign taxes withheld ...................................................................................          (10,409)
                                                                                                                    ---------
    Total investment income ................................................................................          165,053
                                                                                                                    ---------
EXPENSES
  Investment advisory fee ..................................................................................           71,879
  Financial agent fee ......................................................................................           42,495
  Custodian ................................................................................................           48,251
  Professional .............................................................................................           29,362
  Printing .................................................................................................           15,761
  Trustees .................................................................................................            9,002
  Miscellaneous ............................................................................................            7,030
                                                                                                                    ---------
    Total expenses .........................................................................................          223,780
    Less expenses borne by investment adviser ..............................................................         (139,919)
                                                                                                                    ---------
    Net expenses ...........................................................................................           83,861
                                                                                                                    ---------
NET INVESTMENT INCOME ......................................................................................           81,192
                                                                                                                    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ..........................................................................           50,019
  Net realized loss on foreign currency transactions .......................................................           (3,471)
  Net change in unrealized appreciation (depreciation) on investments ......................................         (695,133)
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions           (2,085)
                                                                                                                    ---------
NET LOSS ON INVESTMENTS ....................................................................................         (650,670)
                                                                                                                    ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................        $(569,478)
                                                                                                                    =========

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                                     FROM INCEPTION
                                                                                                       YEAR ENDED      11/20/00 TO
                                                                                                        12/31/01        12/31/00
                                                                                                       ----------    --------------
FROM OPERATIONS
  Net investment income (loss) .................................................................       $   81,192      $    9,308
  Net realized gain (loss) .....................................................................           46,548          (2,572)
  Net change in unrealized appreciation (depreciation) .........................................         (697,218)        306,045
                                                                                                       ----------      ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................         (569,478)        312,781
                                                                                                       ----------      ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................................          (78,519)         (9,356)
  Net realized short-term gains ................................................................          (56,477)             --
                                                                                                       ----------      ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................................         (134,996)         (9,356)
                                                                                                       ----------      ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (248,659 and 736,929 shares, respectively) .....................        2,445,801       7,377,050
  Net asset value of shares issued from reinvestment of distributions (14,118 and 898 shares,
    respectively) ..............................................................................          134,996           9,356
  Cost of shares repurchased (79,889 and 237 shares, respectively) .............................         (763,447)         (2,391)
                                                                                                       ----------      ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................................        1,817,350       7,384,015
                                                                                                       ----------      ----------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................................        1,112,876       7,687,440
NET ASSETS
  Beginning of period ..........................................................................        7,687,440              --
                                                                                                       ----------      ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $2,022 AND $2,820,
    RESPECTIVELY) ..............................................................................       $8,800,316      $7,687,440
                                                                                                       ==========      ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                                     FROM INCEPTION
                                                                                                       YEAR ENDED      11/20/00 TO
                                                                                                        12/31/01        12/31/00
                                                                                                       ----------    --------------
Net asset value, beginning of period ...........................................................         $10.42          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................................................................           0.09            0.02
  Net realized and unrealized gain (loss) ......................................................          (0.80)           0.41
                                                                                                         ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ...........................................................          (0.71)           0.43
                                                                                                         ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........................................................          (0.09)          (0.01)
  Dividends from net realized gains ............................................................          (0.06)             --
                                                                                                         ------          ------
    TOTAL DISTRIBUTIONS ........................................................................          (0.15)          (0.01)
                                                                                                         ------          ------
CHANGE IN NET ASSET VALUE ......................................................................          (0.86)           0.42
                                                                                                         ------          ------
NET ASSET VALUE, END OF PERIOD .................................................................         $ 9.56          $10.42
                                                                                                         ======          ======
Total return ...................................................................................          (6.84)%          4.35%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..........................................................         $8,800          $7,687
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) ........................................................................           1.05%           1.05%(1)
  Net investment income ........................................................................           1.02%           1.12%(1)
Portfolio turnover .............................................................................             24%              0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.80% and 5.41% for the periods ended December 31, 2001 and 2000, respectively.

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

INVESTOR PROFILE
     This  Fund  is  appropriate  for  investors   seeking   long-term   capital
appreciation. Current income is a secondary objective of this series.

INVESTMENT ADVISER'S REPORT
     In 2001, the Phoenix-Sanford Bernstein Mid Cap Value Series returned 22.98% strongly outperforming the Russell 2500 Index's(1) 1.22% return.

     Value was the place to be in 2001, notwithstanding weakness in the fourth quarter. Smaller-cap stocks topped larger-caps in both the fourth quarter and the full year. On balance, the Russell 2500 Index rose 20% in the fourth quarter and ended the year up roughly 1%. Meager gains, to be sure, but well ahead of the larger-cap market's 12% decline for the year, as measured by the S&P 500 Index(2).

     The portfolio's emphasis on value-oriented stocks contributed significantly to the premium. This was especially true within the technology sector, where our avoidance of beaten-down technology stocks boosted performance; our underweight of the sector also helped. Pro-cyclicals--industrial commodities, for example--performed very well this year and the portfolio's emphasis on these stocks contributed significantly to the premium. Moreover, our industrial commodities stocks fared even better than the market, boosting relative returns; our overweight of the sector also contributed. In the health care sector, our holdings, few though they were, outperformed; both, strong performance by our holdings and our underweighted position in the sector contributed to relative returns. The absence of retail and restaurant stocks in the portfolio as well as our underexposure to financial-services stocks, particularly certain types of Real Estate Investment Trusts (REITs), somewhat detracted from these strong gains.

OUTLOOK
     Holding to our value discipline enabled us to capture value's strong performance this year. In fact, smaller-cap value was the best-performing asset class for the second year in a row. Despite weakness in the fourth quarter, we believe opportunities still abound for value stocks. And smaller-cap stocks remain cheap relative to large caps.

                               [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Mid-Cap Value Series   Russell 2500 Index(1)   S&P 500 Index (2)
3/2/98        $10,000.00             $10,000.00             $10,000.00
12/31/98        8,862.77               9,494.21              11,895.30
12/31/99        7,951.45              11,786.80              14,409.40
12/29/00        9,294.55              12,289.90              13,085.60
12/31/01       11,430.80              12,439.90              11,531.70


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                         FROM
                                                                       INCEPTION
                                                                       3/2/98 TO
                                                            1 YEAR     12/31/01
--------------------------------------------------------------------------------
Mid-Cap Value Series                                        22.98%       3.55%
--------------------------------------------------------------------------------
Russell 2500 Index(1)                                        1.22%       5.86%
--------------------------------------------------------------------------------
S&P 500 Index(2)                                           (11.87)%      3.79%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 3/2/98
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
(1) The Russell 2500 Index is an unmanaged, commonly used measure of the performance of the 2500 smallest companies in the Russell 3000 Index.
(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.
The indices are not available for direct investment.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                        ------    -----------
COMMON STOCKS--96.7%
AGRICULTURAL PRODUCTS--1.7%
  Corn Products International, Inc. ..................  24,000    $   846,000
                                                                  -----------
AUTO PARTS & EQUIPMENT--7.8%
  Borgwarner, Inc. ...................................  16,500        862,125
  Dana Corp. .........................................  18,000        249,840
  Genuine Parts Co. ..................................  17,900        656,930
  Goodyear Tire & Rubber Co. (The) ...................  20,900        497,629
  Lear Corp. (b) .....................................  19,000        724,660
  Modine Manufacturing Co. ...........................  35,000        816,550
                                                                  -----------
                                                                    3,807,734
                                                                  -----------
BANKS (MAJOR REGIONAL)--2.3%
  Huntington Bancshares, Inc. ........................  46,000        790,740
  SouthTrust Corp. ...................................  13,400        330,578
                                                                  -----------
                                                                    1,121,318
                                                                  -----------
BANKS (REGIONAL)--8.2%
  Bancorpsouth, Inc. .................................  40,500        672,300
  Commercial Federal Corp. ...........................  29,000        681,500
  Hibernia Corp. Class A .............................  22,000        391,380
  Pacific Century Financial Corp. ....................  30,300        784,467
  UnionBanCal Corp. ..................................  18,000        684,000
  Whitney Holding Corp. ..............................  17,000        745,450
                                                                  -----------
                                                                    3,959,097
                                                                  -----------
CHEMICALS (DIVERSIFIED)--1.1%
  FMC Corp. (b) ......................................   8,700        517,650
                                                                  -----------
CHEMICALS (SPECIALTY)--3.0%
  Crompton Corp. .....................................  85,000        765,000
  Cytec Industries, Inc. (b) .........................  26,000        702,000
                                                                  -----------
                                                                    1,467,000
                                                                  -----------
COMMUNICATIONS EQUIPMENT--2.7%
  Andrew Corp. (b) ...................................  25,300        553,817
  Tellabs, Inc. (b) ..................................  51,500        770,440
                                                                  -----------
                                                                    1,324,257
                                                                  -----------
CONTAINERS & PACKAGING (PAPER)--1.0%
  Temple-Inland, Inc. ................................   8,500        482,205
                                                                  -----------
CONTAINERS (METAL & GLASS)--1.0%
  Owens-Illinois, Inc. (b) ...........................  47,000        469,530
                                                                  -----------
DISTRIBUTORS (FOOD & HEALTH)--1.3%
  SUPERVALU, Inc. ....................................  27,800        614,936
                                                                  -----------
ELECTRIC COMPANIES--13.8%
  Alliant Energy Corp. ...............................  10,200        309,672
  Cinergy Corp. ......................................  16,900        564,967
  Consolidated Edison, Inc. ..........................  11,000        443,960
  Northeast Utilities ................................  35,000        617,050
  NSTAR ..............................................  16,000        717,600
  OGE Energy Corp. ...................................  30,000        692,400
  PNM Resources, Inc. ................................  27,000        754,650
  Potomac Electric Power Co. .........................  31,000        699,670
  Puget Energy, Inc. .................................  29,000        634,810
  Sierra Pacific Resources ...........................  45,000        677,250
  WPS Resources Corp. ................................  16,500        603,075
                                                                  -----------
                                                                    6,715,104
                                                                  -----------


                                                        SHARES       VALUE
                                                        ------    -----------
ELECTRICAL EQUIPMENT--2.0%
  Cooper Industries, Inc. ............................  18,000    $   628,560
  Vishay Intertechnology, Inc. (b) ...................  17,678        344,721
                                                                  -----------
                                                                      973,281
                                                                  -----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--2.4%
  Arrow Electronics, Inc. (b) ........................  18,900        565,110
  Avnet, Inc. ........................................  22,800        580,716
                                                                  -----------
                                                                    1,145,826
                                                                  -----------
ELECTRONICS (SEMICONDUCTORS)--1.4%
  Adaptec, Inc. (b) ..................................  48,000        696,000
                                                                  -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.8%
  Beckman Coulter, Inc. ..............................   8,300        367,690
                                                                  -----------
HOMEBUILDING--5.6%
  Centex Corp. .......................................  15,500        884,895
  KB Home ............................................  24,000        962,400
  Pulte Homes, Inc. ..................................  20,000        893,400
                                                                  -----------
                                                                    2,740,695
                                                                  -----------
HOUSEHOLD FURNISHINGS & APPLIANCES--1.1%
  Leggett & Platt, Inc. ..............................  23,200        533,600
                                                                  -----------
INSURANCE (PROPERTY-CASUALTY)--1.4%
  Fidelity National Financial, Inc. ..................  27,000        669,600
                                                                  -----------
IRON & STEEL--1.5%
  Nucor Corp. ........................................  14,000        741,440
                                                                  -----------
LODGING - HOTELS--1.8%
  Starwood Hotels & Resorts Worldwide, Inc. ..........  30,000        895,500
                                                                  -----------
MANUFACTURING (DIVERSIFIED)--5.4%
  Eaton Corp. ........................................  10,500        781,305
  Harsco Corp. .......................................  16,500        565,950
  Johnson Controls, Inc. .............................   5,000        403,750
  Parker-Hannifin Corp. ..............................  18,500        849,335
                                                                  -----------
                                                                    2,600,340
                                                                  -----------
MANUFACTURING (SPECIALIZED)--3.2%
  Lincoln Electric Holdings, Inc. ....................  34,000        830,960
  Reliance Steel & Aluminum Co. ......................  28,000        735,000
                                                                  -----------
                                                                    1,565,960
                                                                  -----------
METAL FABRICATORS--1.0%
  Kennametal, Inc. ...................................  12,100        487,267
                                                                  -----------
OIL (DOMESTIC INTEGRATED)--1.1%
  Amerada Hess Corp. .................................   4,000        250,000
  Occidental Petroleum Corp. .........................  10,500        278,565
                                                                  -----------
                                                                      528,565
                                                                  -----------
OIL & GAS (DRILLING & EQUIPMENT)--2.0%
  Rowan Cos., Inc. (b) ...............................  50,000        968,500
                                                                  -----------
OIL & GAS (REFINING & MARKETING)--1.7%
  Valero Energy Corp. ................................  21,000        800,520
                                                                  -----------
PAPER & FOREST PRODUCTS--3.2%
  Mead Corp. (The) ...................................  16,800        518,952
  Smurfit-Stone Container Corp. (b) ..................  31,600        504,652
  Westvaco Corp. .....................................  18,100        514,945
                                                                  -----------
                                                                    1,538,549
                                                                  -----------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                        SHARES       VALUE
                                                        ------    -----------
RAILROADS--0.6%
  Norfolk Southern Corp. .............................  15,400    $   282,282
                                                                  -----------
REITS--8.3%
  Arden Realty, Inc. .................................  29,000        768,500
  Avalonbay Communities, Inc. ........................  10,800        510,948
  Duke Realty Corp. ..................................  27,000        656,910
  Liberty Property Trust .............................  22,000        656,700
  Mack-Cali Realty Corp. .............................  26,000        806,520
  Post Properties, Inc. ..............................  18,000        639,180
                                                                  -----------
                                                                    4,038,758
                                                                  -----------
RETAIL (COMPUTERS & ELECTRONICS)--1.2%
  Tech Data Corp. (b) ................................  14,000        605,920
                                                                  -----------
SAVINGS & LOAN COMPANIES--1.2%
  Washington Federal, Inc. ...........................  22,190        572,058
                                                                  -----------
SHIPPING--2.1%
  Royal Caribbean Cruises Ltd. .......................  63,000      1,020,600
                                                                  -----------
TEXTILES (APPAREL)--2.4%
  Jones Apparel Group, Inc. (b) ......................  23,000        762,910
  V. F. Corp. ........................................  10,500        409,605
                                                                  -----------
                                                                    1,172,515
                                                                  -----------
TRUCKS & PARTS--1.4%
  Paccar, Inc. .......................................  10,500        689,010
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $41,205,759) .................................  46,959,307
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--96.7%
  (Identified cost $41,205,759) .................................  46,959,307
                                                                  -----------


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                        ------    -----------
SHORT-TERM OBLIGATIONS--3.2%
MONEY MARKET MUTUAL FUNDS--3.2%
  SSgA Money Market Fund (1.89% seven day effective
    yield) ...........................................  $1,526    $ 1,525,718
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,525,718) ..................................   1,525,718
                                                                  -----------
TOTAL INVESTMENTS--99.9%
  (Identified cost $42,731,477) .................................  48,485,025(a)
  Other assets and liabilities, net--0.1% .......................      71,209
                                                                  -----------
NET ASSETS--100.0% .............................................. $48,556,234
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,605,689 and gross depreciation of $859,962 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $42,739,298.
(b) Non-income producing.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $42,731,477) ............................................              $48,485,025
Receivables
  Dividends and interest ................................................................................                  130,747
  Fund shares sold ......................................................................................                   66,213
Prepaid expenses ........................................................................................                      218
                                                                                                                       -----------
    Total assets ........................................................................................               48,682,203
                                                                                                                       -----------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................                   32,427
  Investment advisory fee ...............................................................................                   35,376
  Professional fee ......................................................................................                   27,499
  Printing fee ..........................................................................................                   19,879
  Financial agent fee ...................................................................................                    5,834
  Trustees' fee .........................................................................................                    3,262
Accrued expenses ........................................................................................                    1,692
                                                                                                                       -----------
    Total liabilities ...................................................................................                  125,969
                                                                                                                       -----------
NET ASSETS ..............................................................................................              $48,556,234
                                                                                                                       ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................              $42,430,282
  Accumulated net realized gain .........................................................................                  372,404
  Net unrealized appreciation ...........................................................................                5,753,548
                                                                                                                       -----------
NET ASSETS ..............................................................................................              $48,556,234
                                                                                                                       ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................                4,424,437
                                                                                                                       ===========
Net asset value and offering price per share ............................................................                   $10.97
                                                                                                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends .............................................................................................               $  810,620
  Interest ..............................................................................................                   53,565
                                                                                                                        ----------
    Total investment income .............................................................................                  864,185
                                                                                                                        ----------
EXPENSES
  Investment advisory fee ...............................................................................                  311,051
  Financial agent fee ...................................................................................                   59,568
  Professional ..........................................................................................                   30,071
  Printing ..............................................................................................                   25,473
  Custodian .............................................................................................                   15,627
  Trustees ..............................................................................................                    8,437
  Miscellaneous .........................................................................................                    6,994
                                                                                                                        ----------
    Total expenses ......................................................................................                  457,221
    Less expenses borne by investment adviser ...........................................................                 (101,741)
    Custodian fees paid indirectly ......................................................................                       (6)
                                                                                                                        ----------
    Net expenses ........................................................................................                  355,474
                                                                                                                        ----------
NET INVESTMENT INCOME ...................................................................................                  508,711
                                                                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .......................................................................                1,675,909
  Net change in unrealized appreciation (depreciation) on investments ...................................                4,436,626
                                                                                                                        ----------
NET GAIN ON INVESTMENTS .................................................................................                6,112,535
                                                                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................               $6,621,246
                                                                                                                        ==========

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED         YEAR ENDED
                                                                                                       12/31/01          12/31/00
                                                                                                     -----------        -----------
FROM OPERATIONS
  Net investment income (loss) .................................................................     $   508,711        $    97,829
  Net realized gain (loss) .....................................................................       1,675,909             47,405
  Net change in unrealized appreciation (depreciation) .........................................       4,436,626          1,852,402
                                                                                                     -----------        -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................       6,621,246          1,997,636
                                                                                                     -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................................        (475,205)           (98,546)
  Net realized short-term gains ................................................................         (11,465)                --
  Net realized long-term gains .................................................................        (204,655)                --
                                                                                                     -----------        -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................................        (691,325)           (98,546)
                                                                                                     -----------        -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,715,054 and 1,012,458 shares, respectively) .................      36,940,985          8,123,987
  Net asset value of shares issued from reinvestment of distributions (64,377 and 11,014 shares,
    respectively) ..............................................................................         691,325             98,546
  Cost of shares repurchased (981,403 and 501,634 shares, respectively) ........................      (9,764,166)        (3,998,845)
                                                                                                     -----------        -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................................      27,868,144          4,223,688
                                                                                                     -----------        -----------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................................      33,798,065          6,122,778
NET ASSETS
  Beginning of period ..........................................................................      14,758,169          8,635,391
                                                                                                     -----------        -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0 AND $158,
    RESPECTIVELY) ..............................................................................     $48,556,234        $14,758,169
                                                                                                     ===========        ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           YEAR ENDED                  FROM
                                                                                          DECEMBER 31,               INCEPTION
                                                                                  --------------------------         3/2/98 TO
                                                                                   2001      2000      1999           12/31/98
                                                                                  ------    ------    ------        -----------
Net asset value, beginning of period ........................................     $ 9.07    $ 7.82    $ 8.84          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..............................................       0.13      0.06      0.11            0.03(4)
  Net realized and unrealized gain (loss) ...................................       1.95      1.25     (1.02)          (1.16)
                                                                                  ------    ------    ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ........................................       2.08      1.31     (0.91)          (1.13)
                                                                                  ------    ------    ------          ------
LESS DISTRIBUTIONS
Dividends from net investment income ........................................      (0.13)    (0.06)    (0.11)          (0.03)
Dividends from net realized gains ...........................................      (0.05)       --        --              --
                                                                                  ------    ------    ------          ------
    TOTAL DISTRIBUTIONS .....................................................      (0.18)    (0.06)    (0.11)          (0.03)
                                                                                  ------    ------    ------          ------
CHANGE IN NET ASSET VALUE ...................................................       1.90      1.25     (1.02)          (1.16)
                                                                                  ------    ------    ------          ------
NET ASSET VALUE, END OF PERIOD ..............................................     $10.97    $ 9.07    $ 7.82           $8.84
                                                                                  ------    ------    ------          ------
Total return ................................................................      22.98%    16.89%   (10.28)%        (11.37)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .......................................    $48,556   $14,758    $8,635          $7,896
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) .....................................................       1.20%(5)  1.20%(5)  1.20%           1.20%(1)
  Net investment income . ...................................................       1.72%     0.95%     1.40%           0.52%(1)
Portfolio turnover rate .....................................................         28%      128%       29%             21%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment  adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets  (including  custody  credits) would have been 1.54%,  2.39%,  2.58% and 2.77% for the periods ended December 31,
    2001, 2000, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.
(5) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian  fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

INVESTOR PROFILE
     The  Fund  is  appropriate   for  investors   seeking   long-term   capital
appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Current income is a secondary objective of this series.

INVESTMENT ADVISER'S REPORT
     In 2001, the Phoenix-Sanford Bernstein Small Cap Value Series returned 15.76% strongly outperforming the Russell 2000 Value Index's(1) 14.02% return.

     Value was the place to be in 2001, notwithstanding weakness in the fourth quarter. Smaller-cap stocks topped larger-caps in both the fourth quarter and the full year. On balance, the Russell 2000 gained over 20% in the fourth quarter, which put it back in positive territory for the year with a 2.5% gain. Meager gains, to be sure, but well ahead of the broad market's 11.87% decline for the year, as measured by the S&P 500 Index(2).

     The portfolio's emphasis on value-oriented stocks contributed significantly to the premium. This was especially true within the technology and utilities sectors, where our avoidance of beaten-down tech and telecom stocks boosted performance. In the health care sector, our holdings, few though they were, outperformed the market by wide margins; both, our underweighted position in the sector and strong performance by our holdings contributed to relative returns. In producer durables, our overweight position and strong stock selection contributed to our premium. The absence of retail and restaurant stocks in the portfolio as well as our underexposure to financial-services stocks, particularly certain types of Real Estate Investment Trusts (REITs), somewhat detracted from these strong gains.


OUTLOOK
     Holding to our value discipline enabled us to capture value's strong performance this year. In fact, small-cap value was the best-performing asset class for the second year in a row. Despite weakness in the fourth quarter, we believe opportunities still abound for value stocks. And smaller-cap stocks remain cheap relative to large caps.

                               [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Small-Cap Value Series    Russell 2000 Value Index(1)     S&P 500 Index(2)
11/20/00   $10,000.00                  $10,000.00                 $10,000.00
12/29/00    10,643.80                   10,944.60                   9,844.46
12/31/01    12,321.00                   12,479.50                   8,675.44


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                       FROM
                                                                     INCEPTION
                                                                    11/20/00 TO
                                                        1 YEAR       12/31/01
--------------------------------------------------------------------------------
  Small-Cap Value Series                                 15.76%        20.64%
--------------------------------------------------------------------------------
  Russell 2000 Value Index(1)                            14.02%        22.03%
--------------------------------------------------------------------------------
  S&P 500 Index(2)                                      (11.87)%      (11.99)%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 11/20/00 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

(1) The Russell 2000 Value Index is an unmanaged commonly used measure of total return performance of small-capitalization value-oriented stocks.

(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

The indices are not available for direct investment.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                        ------    -----------
COMMON STOCKS--94.6%
AEROSPACE/DEFENSE--1.2%
  Precision Castparts Corp. ..........................   7,100    $   200,575
                                                                  -----------
AGRICULTURAL PRODUCTS--1.5%
  Corn Products International, Inc. ..................   7,500        264,375
                                                                  -----------
AUTO PARTS & EQUIPMENT--2.3%
  Borgwarner, Inc. ...................................   4,400        229,900
  Modine Manufacturing Co. ...........................   7,000        163,310
                                                                  -----------
                                                                      393,210
                                                                  -----------
BANKS (REGIONAL)--5.5%
  Bancorpsouth, Inc. .................................  10,400        172,640
  Commercial Federal Corp. ...........................   3,200         75,200
  GBC Bancorp ........................................   7,600        224,200
  Hibernia Corp. Class A .............................   5,300         94,287
  Pacific Century Financial Corp. ....................  10,500        271,845
  Whitney Holding Corp. ..............................   2,300        100,855
                                                                  -----------
                                                                      939,027
                                                                  -----------
BUILDING MATERIALS--0.3%
  Hexcel Corp. (b) ...................................  18,500         56,980
                                                                  -----------
CHEMICALS (DIVERSIFIED)--0.9%
  FMC Corp. (b) ......................................   2,600        154,700
                                                                  -----------
CHEMICALS (SPECIALTY)--3.4%
  Crompton Corp. .....................................  21,200        190,800
  Cytec Industries, Inc. (b) .........................   7,500        202,500
  Millennium Chemicals, Inc. .........................   1,900         23,940
  Minerals Technologies, Inc. ........................   3,700        172,568
                                                                  -----------
                                                                      589,808
                                                                  -----------
COMMUNICATIONS EQUIPMENT--0.8%
  Andrew Corp. (b) ...................................   6,600        144,474
                                                                  -----------
COMPUTERS (PERIPHERALS)--1.1%
  Hutchinson Technology, Inc. (b) ....................   6,000        139,320
  Quantum Corp. - DLT & Storage Systems (b) ..........   5,000         49,250
                                                                  -----------
                                                                      188,570
                                                                  -----------
CONSTRUCTION (CEMENT & AGGREGATES)--1.4%
  Texas Industries, Inc. .............................   6,500        239,850
                                                                  -----------
CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.5%
  Russ Berrie & Co., Inc. ............................   2,800         84,000
                                                                  -----------
CONTAINERS & PACKAGING (PAPER)--2.0%
  Playtex Products, Inc. (b) .........................  20,100        195,975
  Rock-Tenn Co. Class A ..............................  10,000        144,000
                                                                  -----------
                                                                      339,975
                                                                  -----------
CONTAINERS (METAL & GLASS)--0.8%
  Owens-Illinois, Inc. (b) ...........................  13,700        136,863
                                                                  -----------
ELECTRIC COMPANIES--11.0%
  Alliant Energy Corp. ...............................   4,100        124,476
  Central Vermont Public Service Corp. ...............   9,100        151,970
  Empire District Electric Co. (The) .................  11,000        231,000
  Northeast Utilities ................................  11,000        193,930
  NSTAR ..............................................   5,300        237,705
  OGE Energy Corp. ...................................   8,600        198,488
  PNM Resources, Inc. ................................   7,800        218,010
  Sierra Pacific Resources ...........................  14,600        219,730
  Wisconsin Energy Corp. .............................   2,000         45,120
  WPS Resources Corp. ................................   7,500        274,125
                                                                  -----------
                                                                    1,894,554
                                                                  -----------

                                                        SHARES       VALUE
                                                        ------    -----------
ELECTRICAL EQUIPMENT--2.2%
  KEMET Corp. (b) ....................................  12,500    $   221,875
  Vishay Intertechnology, Inc. (b) ...................   8,445        164,678
                                                                  -----------
                                                                      386,553
                                                                  -----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--1.2%
  Avnet, Inc. ........................................   7,800        198,666
                                                                  -----------
ELECTRONICS (SEMICONDUCTORS)--2.7%
  Adaptec, Inc. (b) ..................................  20,500        297,250
  Supertex, Inc. (b) .................................   9,400        164,594
                                                                  -----------
                                                                      461,844
                                                                  -----------
FOODS--1.0%
  Interstate Bakeries Corp. ..........................   6,800        164,424
                                                                  -----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.5%
  Pinnacle Entertainment, Inc. (b) ...................  13,000         78,390
                                                                  -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
  CONMED Corp. (b) ...................................  11,100        221,556
  Mentor Corp. .......................................   5,300        151,368
                                                                  -----------
                                                                      372,924
                                                                  -----------
HOMEBUILDING--4.8%
  KB Home ............................................   7,000        280,700
  Pulte Homes, Inc. ..................................   6,400        285,888
  Standard Pacific Corp. .............................  10,600        257,792
                                                                  -----------
                                                                      824,380
                                                                  -----------
HOUSEWARES--0.6%
  Oneida Ltd. ........................................   8,000        103,600
                                                                  -----------
INSURANCE (LIFE/HEALTH)--0.9%
  American National Insurance Co. ....................   1,800        151,380
                                                                  -----------
INSURANCE (PROPERTY-CASUALTY)--1.0%
  Harleysville Group, Inc. ...........................   7,400        176,786
                                                                  -----------
IRON & STEEL--2.1%
  Commercial Metals Co. ..............................   5,500        192,390
  UCAR International, Inc. (b) .......................  16,500        176,550
                                                                  -----------
                                                                      368,940
                                                                  -----------
LODGING - HOTELS--1.4%
  Prime Hospitality Corp. (b) ........................  22,500        248,625
                                                                  -----------
MACHINERY (DIVERSIFIED)--3.6%
  Curtiss-Wright Corp. ...............................   1,000         47,750
  Gardner Denver, Inc. (b) ...........................  10,000        223,200
  Moog, Inc. Class A (b) .............................   6,750        147,150
  Terex Corp. (b) ....................................  12,000        210,480
                                                                  -----------
                                                                      628,580
                                                                  -----------
MANUFACTURING (DIVERSIFIED)--3.7%
  Alltrista Corp. (b) ................................   3,000         47,100
  Esterline Technologies Corp. (b) ...................  13,200        211,332
  Harsco Corp. .......................................   5,900        202,370
  Penn Engineering & Manufacturing Corp. .............  11,000        184,250
                                                                  -----------
                                                                      645,052
                                                                  -----------
MANUFACTURING (SPECIALIZED)--6.7%
  Briggs & Stratton Corp. ............................   4,550        194,285
  CTS Corp. ..........................................  13,400        213,060
  JLG Industries, Inc. ...............................  16,000        170,400
  Lincoln Electric Holdings, Inc. ....................   4,250        103,870
  Regal Beloit Corp. .................................  11,800        257,240
  Reliance Steel & Aluminum Co. ......................   8,300        217,875
                                                                  -----------
                                                                    1,156,730
                                                                  -----------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                        SHARES       VALUE
                                                        ------    -----------
METAL FABRICATORS--3.7%
  Kennametal, Inc. ...................................   3,700    $   148,999
  RTI International Metals, Inc. (b) .................  28,500        283,575
  Wolverine Tube, Inc. (b) ...........................  18,000        204,300
                                                                  -----------
                                                                      636,874
                                                                  -----------
NATURAL GAS--0.5%
  Southwestern Energy Co. (b) ........................   8,500         88,400
                                                                  -----------
OIL (INTERNATIONAL INTEGRATED)--1.3%
  Tesoro Petroleum Corp. (b) .........................  17,500        229,425
                                                                  -----------
OIL & GAS (DRILLING & EQUIPMENT)--3.3%
  Rowan Cos., Inc. (b) ...............................  15,000        290,550
  Seitel, Inc. (b) ...................................  20,400        277,440
                                                                  -----------
                                                                      567,990
                                                                  -----------
OIL & GAS (REFINING & MARKETING)--1.9%
  Valero Energy Corp. ................................   8,500        324,020
                                                                  -----------
PAPER & FOREST PRODUCTS--0.6%
  Rayonier, Inc. .....................................   2,000        100,940
                                                                  -----------
REITS--7.5%
  Arden Realty, Inc. .................................   7,100        188,150
  Avalonbay Communities, Inc. ........................   1,500         70,965
  Duke Realty Corp. ..................................   5,700        138,681
  Eastgroup Properties, Inc. .........................   2,000         46,140
  FelCor Lodging Trust, Inc. .........................  13,400        223,914
  Liberty Property Trust .............................   4,700        140,295
  Mack-Cali Realty Corp. .............................   6,200        192,324
  Post Properties, Inc. ..............................   3,600        127,836
  RFS Hotel Investors, Inc. ..........................   4,000         45,520
  Summit Properties, Inc. ............................   4,900        122,598
                                                                  -----------
                                                                    1,296,423
                                                                  -----------
RETAIL (BUILDING SUPPLIES)--1.1%
  Hughes Supply, Inc. ................................   6,300        194,481
                                                                  -----------
SAVINGS & LOAN COMPANIES--1.0%
  Washington Federal, Inc. ...........................   6,890        177,624
                                                                  -----------
SHIPPING--1.4%
  Alexander & Baldwin, Inc. ..........................   4,900        130,830
  Royal Caribbean Cruises Ltd. .......................   6,300        102,060
                                                                  -----------
                                                                      232,890
                                                                  -----------
TEXTILES (APPAREL)--1.2%
  Kellwood Co. .......................................   6,100        146,461
  Russell Corp .......................................   3,500         52,535
                                                                  -----------
                                                                      198,996
                                                                  -----------
TEXTILES (SPECIALTY)--1.1%
  Wellman, Inc. ......................................  12,000        185,880
                                                                  -----------
TOBACCO--1.6%
  Schweitzer-Mauduit International, Inc. .............  11,500        273,125
                                                                  -----------
TRUCKS & PARTS--1.1%
  Oshkosh Truck Corp. ................................   4,000        195,000
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $15,074,990) ................................   16,295,903
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--94.6%
  (Identified cost $15,074,990) ................................   16,295,903
                                                                  -----------


                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                         -----    -----------
SHORT-TERM OBLIGATIONS--4.9%
MONEY MARKET MUTUAL FUNDS--4.9%
  SSgA Money Market Fund (1.89% seven day
    effective yield) .................................    $848    $   848,384
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $848,384) ....................................     848,384
                                                                  -----------
TOTAL INVESTMENTS--99.5%
  (Identified cost $15,923,374) .................................  17,144,287(a)
  Other assets and liabilities, net--0.5% .......................      87,341
                                                                  -----------
NET ASSETS--100.0% .............................................. $17,231,628
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,807,272 and gross depreciation of $608,799 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $15,945,814.
(b) Non-income producing.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $15,923,374) ............................................              $17,144,287
Cash ....................................................................................................                   68,811
Receivables
  Fund shares sold ......................................................................................                   52,762
  Dividends and interest ................................................................................                   25,276
  Investment securities sold ............................................................................                   15,703
Prepaid expenses ........................................................................................                       63
                                                                                                                       -----------
    Total assets ........................................................................................               17,306,902
                                                                                                                       -----------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................                   26,150
  Professional fee ......................................................................................                   25,309
  Printing fee ..........................................................................................                   12,000
  Financial agent fee ...................................................................................                    3,981
  Trustees' fee .........................................................................................                    3,262
  Investment advisory fee ...............................................................................                      903
Accrued expenses ........................................................................................                    3,669
                                                                                                                       -----------
    Total liabilities ...................................................................................                   75,274
                                                                                                                       -----------
NET ASSETS ..............................................................................................              $17,231,628
                                                                                                                       ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................              $16,009,680
  Accumulated net realized gain .........................................................................                    1,035
  Net unrealized appreciation ...........................................................................                1,220,913
                                                                                                                       -----------
NET ASSETS ..............................................................................................              $17,231,628
                                                                                                                       ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................                1,425,927
                                                                                                                       ===========
Net asset value and offering price per share ............................................................                   $12.08
                                                                                                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends .............................................................................................               $  192,805
  Interest ..............................................................................................                   20,603
  Foreign tax withheld ..................................................................................                     (114)
                                                                                                                        ----------
    Total investment income .............................................................................                  213,294
                                                                                                                        ----------
EXPENSES
  Investment advisory fee ...............................................................................                   96,436
  Financial agent fee ...................................................................................                   44,524
  Professional ..........................................................................................                   25,743
  Custodian .............................................................................................                   18,288
  Printing ..............................................................................................                   14,708
  Trustees ..............................................................................................                    8,438
  Miscellaneous .........................................................................................                    5,837
                                                                                                                        ----------
    Total expenses ......................................................................................                  213,974
    Less expenses borne by investment adviser ...........................................................                 (103,699)
    Custodian fees paid indirectly ......................................................................                      (69)
                                                                                                                        ----------
    Net expenses ........................................................................................                  110,206
                                                                                                                        ----------
NET INVESTMENT INCOME ...................................................................................                  103,088
                                                                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .......................................................................                  190,000
  Net change in unrealized appreciation (depreciation) on investments ...................................                1,063,580
                                                                                                                        ----------
NET GAIN ON INVESTMENTS .................................................................................                1,253,580
                                                                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................               $1,356,668
                                                                                                                        ==========

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                                     FROM INCEPTION
                                                                                                      YEAR ENDED       11/20/00 TO
                                                                                                       12/31/01         12/31/00
                                                                                                     -----------     --------------
FROM OPERATIONS
  Net investment income (loss) ................................................................      $   103,088       $    6,974
  Net realized gain (loss) ....................................................................          190,000           (2,497)
  Net change in unrealized appreciation (depreciation) ........................................        1,063,580          157,333
                                                                                                     -----------       ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................        1,356,668          161,810
                                                                                                     -----------       ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................          (94,835)          (6,815)
  Net realized short-term gains ...............................................................         (193,131)              --
                                                                                                     -----------       ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................         (287,966)          (6,815)
                                                                                                     -----------       ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,422,543 and 253,024 shares, respectively) ..................       16,278,755        2,531,258
  Net asset value of shares issued from reinvestment of distributions (23,750 and 637 shares,
    respectively) .............................................................................          287,966            6,815
  Cost of shares repurchased (273,953 and 74 shares, respectively) ............................       (3,096,136)            (727)
                                                                                                     -----------       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................       13,470,585        2,537,346
                                                                                                     -----------       ----------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................       14,539,287       $2,692,341
NET ASSETS
  Beginning of period .........................................................................        2,692,341               --
                                                                                                     -----------       ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0 AND $0) ...........      $17,231,628       $2,692,341
                                                                                                     ===========       ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                                     FROM INCEPTION
                                                                                                      YEAR ENDED       11/20/00 TO
                                                                                                       12/31/01         12/31/00
                                                                                                     -----------     --------------
Net asset value, beginning of period ..........................................................         $10.62           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ................................................................           0.07             0.03
  Net realized and unrealized gain ............................................................           1.59             0.62
                                                                                                        ------           ------
    TOTAL FROM INVESTMENT OPERATIONS ..........................................................           1.66             0.65
                                                                                                        ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........................................................          (0.07)           (0.03)
  Dividends from net realized gains ...........................................................          (0.13)              --
                                                                                                        ------           ------
    TOTAL DISTRIBUTIONS .......................................................................          (0.20)           (0.03)
                                                                                                        ------           ------
CHANGE IN NET ASSET VALUE .....................................................................           1.46             0.62
                                                                                                        ------           ------
NET ASSET VALUE, END OF PERIOD ................................................................         $12.08           $10.62
                                                                                                        ======           ======
Total return ..................................................................................          15.76%            6.44%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .........................................................        $17,232           $2,692
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) .......................................................................           1.20%(4)         1.20%(1)
  Net investment income (loss) ................................................................           1.12%            2.71%(1)
Portfolio turnover ............................................................................             18%               1%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 2.33% and 13.52% for the periods ended December 31, 2001 and 2000, respectively.
(4) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

INVESTOR PROFILE
     The  Fund  is  appropriate   for  investors   seeking   long-term   capital
appreciation.

INVESTMENT ADVISER'S REPORT
     For the 12 months ended December 31, 2001, Phoenix-Seneca Mid-Cap Growth Edge Series returned -25.28% compared with a return of -20.15% for the Russell MidCap(R) Growth Index(1) and 0.49% for the S&P MidCap 400 Index.(3)

     The year 2001 was extraordinary in its harshness in every regard, and for investors, it deepened the misery of 2000. It is rare for the U.S. equity markets to post two consecutive annual declines, but virtually all major stock market averages fell in each of the last two years. Despite a remarkably strong rally in the fourth quarter of 2001, the broadest measure of U.S. stock performance, the Wilshire 5000 Index, registered a double-digit percentage decline for the year.*

     In hindsight, the reasons for the sharp sell off are clear: the bursting of the tech bubble and the dramatic economic slowdown from the heady pace of the late 1990s. We had hoped the inevitable Internet crash could occur without devastating the economy, but the interconnections between the "new" and the "old" economies were substantial. As upstarts imploded, they took a chunk out of the revenue streams of established companies throughout the economy, from technology to real estate to retailing. Any company that had relied on the dot coms and telecoms to continue spending on equipment, space, supplies and services was disappointed. Easy money, overinvestment, overleverage, and overcapacity in the "new" economy led to a sharp downturn in the entire economy. Groups as far removed from the technology bubble as pharmaceuticals and utilities fell hard.

     Growth stocks were especially beaten down as multiples deflated and new growth industries such as the Internet and alternative telecommunications fizzled. "Value" investing, which is variously defined as investing in asset rich companies, companies with low P/E multiples, or turnaround situations, lost less during the bear market. As "growth" investors, we have not been spared. Our valuation disciplines and risk controls, however, bolstered our performance during the bear market.

     Stock selection in the health-care sector was the dominant positive contributor to performance in 2001. The Seneca stocks, led by Tenet Healthcare, returned over 8% versus those in the Russell MidCap(R) Growth Index at -11.36%. The utilities were another bright spot in the portfolio in 2001. The Seneca stocks outperformed those in the benchmark six of the nine months we were invested in them. We also tended to be overweighted during the months that the sector helped index performance. Mirant Corp., up 58.7% for the year, was the biggest contributor. The Seneca capital goods stocks returned 5% for the year versus a -7% return for those in the index.

     The underperformance of the portfolio's consumer cyclical stocks was the biggest drag on performance. Crown Castle, a cellular tower company, and Cendant Corp. were two of the bottom 10 stocks by contribution for the year. Cendant, with its hotel and rental car businesses, was the only stock in the portfolio directly affected by the September 11th terrorist attacks. The overweight in the portfolio in communications services stocks hurt performance, as did the performance of Seneca's only two holdings in this group, Nextel Partners and Powerwave Technologies. We were out of both positions before year-end. Several significant earnings disappointments in the technology sector had a negative impact, particularly Waters Corp., which dragged down other Seneca holdings, PerkinElmer and Thermoelectron.


OUTLOOK
     Despite ongoing layoffs and continued debt problems, there is cause for optimism that the economy will recover. The Federal Reserve's aggressive rate cuts have taken short-term rates to their lowest levels in 40 years. Consumers have reliquified through the mortgage-refinancing boom. Housing remains vibrant and will continue to lead spending on furniture and other durable goods. While consumer spending cannot surge in a tough job environment, there is no imminent collapse ahead. Business spending has contracted through this recession and is now poised to snap back. Orders are strengthening in some of the hardest hit sectors of the economy, such as semiconductors. The stock market rally since September also suggests that recovery is at hand. Historically, the market rebounds three to six months before recession's end.

     Though the worst of the slump is behind us, the recovery will not be vigorous. The upturn in 2002 will benefit from patient Federal Reserve policy. With no inflation problem, and in the presence of large global concerns, the Fed will want to insure that the economy is stable before changing its posture.


*The Wilshire 5000 Index measures broad stock market total-return performance and is provided for general comparative purposes. The index is unmanaged and not available for direct investment.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

     We are well aware of the risks to our forecast. A renewed economic downdraft or a terrorist attack could derail a solid rebound. We believe, however, that the enormous liquidity that the Federal Reserve has supplied will turn the tide in the economy. The terrorist threat is a constant, but the extraordinary market rebound after September 11th is a testament to the vitality of the U.S. financial system in the face of almost unimaginable horror.

                               [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Mid-Cap Growth Series   Russell MidCap Growth Index(1)   S&P 500 Index(2)   S&P MidCap 400 Index(3)
3/2/98      $10,000.00                    $10,000.00                $10,000.00             $10,000.00
12/31/98     12,175.10                     10,987.50                 11,895.30              11,220.90
12/31/99     17,729.00                     16,623.50                 14,409.40              12,872.80
12/29/00     20,166.40                     14,670.60                 13,085.60              15,126.20
12/31/01     15,067.80                     11,714.30                 11,531.70              15,200.30


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                        FROM
                                                                      INCEPTION
                                                                      3/2/98 TO
                                                           1 YEAR     12/31/01
--------------------------------------------------------------------------------
  Mid-Cap Growth Series                                   (25.28)%      11.28%
--------------------------------------------------------------------------------
  Russell MidCap Growth Index(1)                          (20.15)%       4.21%
--------------------------------------------------------------------------------
  S&P 500 Index(2)                                        (11.87)%       3.79%
--------------------------------------------------------------------------------
  S&P MidCap 400 Index(3)                                   0.49%       11.54%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 3/2/98
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The Russell MidCap Growth Index is an unmanaged measure of mid-capitalization growth-oriented stock total return performance. This benchmark was changed from the prior year to more accurately reflect the allocation of the Series.
(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.
(3) The S&P MidCap 400 Index is an unmanaged commonly used measure of mid-cap stock total return performance and is provided for general comparative purposes.
The indices are not available for direct investment.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                        ------    -----------
COMMON STOCKS--87.6%
BIOTECHNOLOGY--3.2%
  Genzyme Corp. (b) ..................................  37,300    $ 2,232,778
                                                                  -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--5.5%
  EchoStar Communications Corp. Class A (b) ..........  70,860      1,946,524
  Univision Communications, Inc. Class A (b) .........  45,370      1,835,670
                                                                  -----------
                                                                    3,782,194
                                                                  -----------
COMPUTERS (HARDWARE)--5.0%
  Brocade Communications Systems, Inc. (b) ...........  58,010      1,921,291
  Juniper Networks, Inc. (b) .........................  79,330      1,503,304
                                                                  -----------
                                                                    3,424,595
                                                                  -----------
COMPUTERS (SOFTWARE & SERVICES)--3.1%
  Electronic Arts, Inc. (b) ..........................  35,570      2,132,421
                                                                  -----------
DISTRIBUTORS (FOOD & HEALTH)--3.2%
  AmerisourceBergen Corp. ............................  34,590      2,198,194
                                                                  -----------
ELECTRICAL EQUIPMENT--3.7%
  SPX Corp. (b) ......................................  18,590      2,544,971
                                                                  -----------
ELECTRONICS (SEMICONDUCTORS)--15.1%
  Advanced Micro Devices, Inc. (b) ................... 109,710      1,740,001
  Altera Corp. (b) ...................................  96,470      2,047,093
  Atmel Corp. (b) .................................... 223,310      1,645,795
  LSI Logic Corp. (b) ................................ 120,310      1,898,492
  RF Micro Devices, Inc. (b) .........................  68,500      1,317,255
  Semtech Corp. (b) ..................................  50,070      1,786,998
                                                                  -----------
                                                                   10,435,634
                                                                  -----------
EQUIPMENT (SEMICONDUCTORS)--2.3%
  Novellus Systems, Inc. (b) .........................  39,930      1,575,238
                                                                  -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.1%
  Allergan, Inc. .....................................  28,140      2,111,907
                                                                  -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.1%
  Tenet Healthcare Corp. (b) .........................  24,860      1,459,779
                                                                  -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--6.5%
  Biomet, Inc. .......................................  72,550      2,241,795
  St. Jude Medical, Inc. (b) .........................  28,350      2,201,378
                                                                  -----------
                                                                    4,443,173
                                                                  -----------
HEALTH CARE (SPECIALIZED SERVICES)--5.1%
  HEALTHSOUTH Corp. (b) .............................. 137,860      2,043,085
  Laboratory Corporation of America Holdings (b) .....  17,910      1,448,024
                                                                  -----------
                                                                    3,491,109
                                                                  -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.5%
  Clorox Co. (The) ...................................  44,090      1,743,760
                                                                  -----------
LEISURE TIME (PRODUCTS)--3.3%
  Harley-Davidson, Inc. ..............................  41,470      2,252,236
                                                                  -----------
MANUFACTURING (DIVERSIFIED)--2.9%
  American Standard Cos., Inc. (b) ...................  29,660      2,023,702
                                                                  -----------
MANUFACTURING (SPECIALIZED)--2.6%
  Jabil Circuit, Inc. (b) ............................  78,650      1,786,928
                                                                  -----------
PUBLISHING (NEWSPAPERS)--2.4%
  New York Times Co. (The) Class A ...................  37,780      1,633,985
                                                                  -----------


                                                        SHARES       VALUE
                                                        ------    -----------
RETAIL (COMPUTERS & ELECTRONICS)--2.1%
  Circuit City Stores-Circuit City Group .............  56,260    $ 1,459,947
                                                                  -----------
RETAIL (SPECIALTY)--6.0%
  Office Depot, Inc. (b) ............................. 124,950      2,316,573
  Tiffany & Co. ......................................  57,970      1,824,316
                                                                  -----------
                                                                    4,140,889
                                                                  -----------
RETAIL (SPECIALTY-APPAREL)--5.0%
  American Eagle Outfitters, Inc. (b) ................  68,220      1,785,317
  Intimate Brands, Inc. .............................. 112,380      1,669,967
                                                                  -----------
                                                                    3,455,284
                                                                  -----------
SAVINGS & LOAN COMPANIES--2.9%
  Charter One Financial, Inc. ........................  73,587      1,997,887
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $58,868,781) .................................  60,326,611
                                                                  -----------
FOREIGN COMMON STOCKS--8.3%
COMPUTERS (PERIPHERALS)--2.1%
  ATI Technologies, Inc. (Canada) (b) ................ 113,030      1,435,481
                                                                  -----------
ELECTRONICS (SEMICONDUCTORS)--3.3%
  Marvell Technology Group Ltd. (Bermuda) (b) ........  63,790      2,284,958
                                                                  -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.9%
  Biovail Corp. (Canada) (b) .........................  35,720      2,009,250
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,710,799) ..................................   5,729,689
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--95.9%
  (Identified cost $63,579,580) .................................  66,056,300
                                                                  -----------

                                              STANDARD
                                              & POOR'S     PAR
                                               RATING     VALUE
                                             (UNAUDITED)  (000)
                                             -----------  ------
SHORT-TERM OBLIGATIONS--3.2%
COMMERCIAL PAPER--3.2%
  Bavaria Universal Funding 1.93%, 1/2/02 ..     A-1      $1,000      999,946
  Govco, Inc. 1.75%, 1/2/02 ................     A-1+      1,245    1,244,940
                                                                  -----------
                                                                    2,244,886
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,244,886) .................................    2,244,886
                                                                  -----------
TOTAL INVESTMENTS--99.1%
  (Identified cost $65,824,466) ................................   68,301,186(a)
  Other assets and liabilities, net--0.9% ......................      593,672
                                                                  -----------
NET ASSETS--100.0% .............................................  $68,894,858
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,984,842 and gross depreciation of $3,788,478 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $66,104,822.
(b) Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $65,824,466) ............................................              $ 68,301,186
Receivables
  Investment securities sold ............................................................................                   636,086
  Fund shares sold ......................................................................................                   106,337
  Interest and dividends ................................................................................                     3,303
Prepaid expenses ........................................................................................                       652
                                                                                                                       ------------
    Total assets ........................................................................................                69,047,564
                                                                                                                       ------------
LIABILITIES
Cash overdraft ..........................................................................................                        63
Payables
  Fund shares repurchased ...............................................................................                    24,185
  Printing fee ..........................................................................................                    44,973
  Investment advisory fee ...............................................................................                    41,965
  Professional fee ......................................................................................                    27,449
  Financial agent fee ...................................................................................                     7,360
  Trustees' fee .........................................................................................                     3,262
Accrued expenses ........................................................................................                     3,449
                                                                                                                       ------------
    Total liabilities ...................................................................................                   152,706
                                                                                                                       ------------
NET ASSETS ..............................................................................................              $ 68,894,858
                                                                                                                       ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................              $ 88,895,604
  Accumulated net realized loss .........................................................................               (22,477,466)
  Net unrealized appreciation ...........................................................................                 2,476,720
                                                                                                                       ------------
NET ASSETS ..............................................................................................              $ 68,894,858
                                                                                                                       ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................                 5,152,233
                                                                                                                       ============
Net asset value and offering price per share ............................................................                    $13.37
                                                                                                                             ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Interest ..............................................................................................              $    203,526
  Dividends .............................................................................................                   161,476
                                                                                                                       ------------
    Total investment income .............................................................................                   365,002
                                                                                                                       ------------
EXPENSES
  Investment advisory fee ...............................................................................                   550,452
  Financial agent fee ...................................................................................                    91,826
  Printing ..............................................................................................                    52,148
  Professional ..........................................................................................                    28,867
  Custodian .............................................................................................                    14,916
  Trustees ..............................................................................................                     8,437
  Miscellaneous .........................................................................................                     7,670
                                                                                                                       ------------
    Total expenses ......................................................................................                   754,316
    Less expense borne by investment adviser ............................................................                   (30,850)
    Custodian fees paid indirectly ......................................................................                      (954)
                                                                                                                       ------------
    Net expenses ........................................................................................                   722,512
                                                                                                                       ------------
NET INVESTMENT LOSS .....................................................................................                  (357,510)
                                                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities .......................................................................               (19,873,580)
  Net change in unrealized appreciation (depreciation) on investments ...................................                  (550,926)
                                                                                                                       ------------
NET LOSS ON INVESTMENTS .................................................................................               (20,424,506)
                                                                                                                       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................              $(20,782,016)
                                                                                                                       ============

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED       YEAR ENDED
                                                                                                       12/31/01         12/31/00
                                                                                                     ------------     -----------
FROM OPERATIONS
  Net investment income (loss) ....................................................................  $   (357,510)    $  (139,970)
  Net realized gain (loss) ........................................................................   (19,873,580)      2,070,441
  Net change in unrealized appreciation (depreciation) ............................................      (550,926)     (2,510,449)
                                                                                                     ------------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................................   (20,782,016)       (579,978)
                                                                                                     ------------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized short-term gains ...................................................................            --      (4,510,617)
  Net realized long-term gains ....................................................................            --      (1,369,745)
                                                                                                     ------------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .......................................            --      (5,880,362)
                                                                                                     ------------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,791,753 and 3,376,632  shares,  respectively) ..................    41,997,776      69,152,651
Net asset value of shares issued from  reinvestment  of  distributions (0 and 312,867 shares,
    respectively) .................................................................................            --       5,880,362
  Cost of shares repurchased (1,607,612 and 986,247 shares, respectively) .........................   (23,336,210)    (19,414,242)
                                                                                                     ------------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .......................................    18,661,566      55,618,771
                                                                                                     ------------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS ...........................................................    (2,120,450)     49,158,431
NET ASSETS
  Beginning of period .............................................................................    71,015,308      21,856,877
                                                                                                     ------------     -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0 AND $0,
    RESPECTIVELY) .................................................................................  $ 68,894,858     $71,015,308
                                                                                                     ============     ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           YEAR ENDED                   FROM
                                                                                          DECEMBER 31,                INCEPTION
                                                                                  ---------------------------         3/2/98 TO
                                                                                   2001       2000      1999           12/31/98
                                                                                  ------     ------    ------        -----------
Net asset value, beginning of period ..........................................   $17.90     $17.28    $12.16           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(4) .............................................    (0.08)     (0.06)       --             0.01
  Net realized and unrealized gain (loss) .....................................    (4.45)      2.51      5.54             2.16
                                                                                  ------     ------    ------           ------
    TOTAL FROM INVESTMENT OPERATIONS ..........................................    (4.53)      2.45      5.54             2.17
                                                                                  ------     ------    ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........................................       --         --        --            (0.01)
  Dividends from net realized gains ...........................................       --      (1.83)    (0.42)              --
                                                                                  ------     ------    ------           ------
    TOTAL DISTRIBUTIONS .......................................................       --      (1.83)    (0.42)           (0.01)
                                                                                  ------     ------    ------           ------
CHANGE IN NET ASSET VALUE .....................................................    (4.53)      0.62      5.12             2.16
                                                                                  ------     ------    ------           ------
NET ASSET VALUE, END OF PERIOD ................................................   $13.37     $17.90    $17.28           $12.16
                                                                                  ======     ======    ======           ======
Total return ..................................................................   (25.28)%    13.75%    45.62%           21.75%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .........................................  $68,895    $71,015   $21,857           $7,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) .......................................................     1.05%(5)   1.05%     1.05%            1.05%(1)
  Net investment income (loss) ................................................    (0.52)%    (0.28)%   (0.33)%           0.15%(1)
Portfolio turnover rate .......................................................      137%        97%      169%             127%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 1.10%, 1.19%, 2.04% and 2.82% for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.
(5) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES

INVESTOR PROFILE
     Phoenix-Seneca Strategic Theme Series seeks long-term capital appreciation by identifying securities benefiting from long-term trends present in the United States and abroad.

INVESTMENT ADVISER'S REPORT
     For the 12 months ended December 31, 2001, Phoenix-Seneca Strategic Theme Edge Series returned -27.36% compared with a return of -11.87% for the S&P 500 Index(2) and -20.42% for the Russell 1000 Growth Stock Index.(1)

     The year 2001 was extraordinary in its harshness in every regard, and for investors, it deepened the misery of 2000. It is rare for the U.S. equity markets to post two consecutive annual declines, but virtually all major stock market averages fell in each of the last two years. Despite a remarkably strong rally in the fourth quarter of 2001, the broadest measure of U.S. stock performance, the Wilshire 5000 Index*, registered a double-digit percentage decline for the year.

     In hindsight, the reasons for the sharp sell off are clear: the bursting of the tech bubble and the dramatic economic slowdown from the heady pace of the late 1990s. We had hoped the inevitable Internet crash could occur without devastating the economy, but the interconnections between the "new" and the "old" economies were substantial. As upstarts imploded, they took a chunk out of the revenue streams of established companies throughout the economy, from technology to real estate to retailing. Any company that had relied on the dot coms and telecoms to continue spending on equipment, space, supplies and services was disappointed. Easy money, overinvestment, overleverage, and overcapacity in the "new" economy led to a sharp downturn in the entire economy. Groups as far removed from the technology bubble as pharmaceuticals and utilities fell hard.

     Growth stocks were especially beaten down as multiples deflated and new growth industries such as the Internet and alternative telecommunications fizzled. "Value" investing, which is variously defined as investing in asset rich companies, companies with low P/E multiples, or turnaround situations, lost less during the bear market. As "growth" investors, we have not been spared. Our valuation disciplines and risk controls, however, bolstered our performance during the bear market.

     The most significant drag on performance for the portfolio during the last 12 months came from the technology sector. Technology was by far the largest weighting in the portfolio in 2001, averaging over 30% and it was the worst performing sector. As growth managers, we will tend to have higher exposure to traditional high growth areas, such as technology, than the broad market. Six of the bottom ten contributors to performance for the year were technology stocks.

     The portfolio was also hurt by the underperformance of our consumer cyclicals holdings. This sector provided the second best performance in the benchmark for the year. Seneca's stocks posted a negative return, primarily due to Crown Castle International Corp., a wireless tower company we sold in July, and Cendant Corp., a travel services company. Cendant was our only holding directly affected by the September 11th attacks, and we sold the stock at the end of September.

     The outperformance of our health-care stocks was a significant positive in 2001. Our top performers in this sector were Johnson & Johnson, Laboratory Corp. of America Holdings and Medtronic, Inc. Johnson & Johnson was the number one overall contributor to performance for the year, and Lab Corp. and Medtronic were both in the top ten. These companies were able to produce significant earnings gains despite the deteriorating economy.

     The portfolio's underweighted position in utility stocks and their outperformance helped performance on a relative basis. Utilities were the worst performers in the Russell 1000 Growth Index, down over 70%. Our utility holdings were limited to two stocks: Mirant Corp. and El Paso Natural Gas, both of which were sold in the first half of the year (Mirant was sold with a gain of over 30%). We did not hold stocks in the sector during the periods of their worst performance.


OUTLOOK
     Despite ongoing layoffs and continued debt problems, there is cause for optimism that the economy will recover. The Federal Reserve's aggressive rate cuts have taken short-term rates to their lowest levels in 40 years. Consumers have reliquified through the mortgage-refinancing boom. Housing remains vibrant and will continue to lead spending on furniture and other durable goods. While consumer spending cannot surge in a tough job environment, there is no imminent collapse ahead. Business spending has contracted through this recession and is now poised to snap back. Orders are strengthening in some of the hardest hit sectors of the economy, such as semiconductors. The stock market rally since September also suggests that recovery is at hand. Historically, the market rebounds three to six months before recession's end.

* The Wilshire 5000 Index measures broad stock market total-return performance and is provided for general comparative purposes. The index is unmanaged and not available for direct investment.

                      PHOENIX-SENECA STRATEGIC THEME SERIES

     Though the worst of the slump is behind us, the recovery will not be vigorous. The upturn in 2002 will benefit from patient Federal Reserve policy. With no inflation problem, and in the presence of large global concerns, the Fed will want to ensure that the economy is stable before changing its posture.

     We are well aware of the risks to our forecast. A renewed economic downdraft or a terrorist attack could derail a solid rebound. We believe, however, that the enormous liquidity that the Federal Reserve has supplied will turn the tide in the economy. The terrorist threat is a constant, but the extraordinary market rebound after September 11th is a testament to the vitality of the U.S. financial system in the face of almost unimaginable horror.

                               [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    Strategic Theme Series    Russell 1000 Growth Stock Index(1)    S&P 500 Inde( 2)    S&P MidCap 400 Index(3)
1/29/96   $10,000.00                      $10,000.00                   $10,000.00              $10,000.00
12/31/96   11,033.00                       12,150.40                    12,144.20               11,959.40
12/31/97   12,926.80                       15,854.80                    16,197.40               15,818.20
12/31/98   18,703.90                       21,991.50                    20,855.20               18,841.30
12/31/99   28,986.60                       29,283.70                    25,263.00               21,614.90
12/29/00   25,665.40                       22,717.20                    22,942.00               25,398.70
12/31/01   18,644.40                       18,077.60                    20,217.70               25,523.20


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                                                      FROM
                                                                    INCEPTION
                                                                   1/29/96 TO
                                             1 YEAR      5 YEAR     12/31/01
--------------------------------------------------------------------------------
  Strategic Theme Series                     (27.36)%    11.06%       11.08%
--------------------------------------------------------------------------------
  Russell 1000 Growth Stock Index(1)         (20.42)%     8.27%       10.51%
--------------------------------------------------------------------------------
  S&P 500 Index(2)                           (11.87)%    10.73%       12.61%
--------------------------------------------------------------------------------
  S&P MidCap 400 Index(3)                      0.49%     16.37%       17.13%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 1/29/96
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The Russell 1000 Growth Stock Index is an unmanaged, commonly used measure of large-cap growth-oriented stock total return performance.
(2) The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance and is provided for general comparative purposes.
(3) The S&P MidCap 400 Index is an unmanaged commonly used measure of mid-cap stock total return performance and is provided for general comparative purposes.
The indices are not available for direct investment.

                      PHOENIX-SENECA STRATEGIC THEME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

                                                       SHARES       VALUE
                                                       ------    ------------
COMMON STOCKS--90.1%
BIOTECHNOLOGY--3.5%
  Genzyme Corp. (b) .................................  81,650    $  4,887,569
                                                                 ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--8.1%
  Clear Channel Communications, Inc. (b) ............ 116,960       5,954,434
  EchoStar Communications Corp. Class A (b) ......... 196,850       5,407,469
                                                                 ------------
                                                                   11,361,903
                                                                 ------------
COMPUTERS (HARDWARE)--11.8%
  Dell Computer Corp. (b) ........................... 197,270       5,361,799
  International Business Machines Corp. .............  46,200       5,588,352
  Sun Microsystems, Inc. (b) ........................ 449,850       5,533,155
                                                                 ------------
                                                                   16,483,306
                                                                 ------------
COMPUTERS (NETWORKING)--3.5%
  Cisco Systems, Inc. (b) ........................... 267,500       4,844,425
                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--4.1%
  Microsoft Corp. (b) ...............................  87,300       5,783,625
                                                                 ------------
ELECTRICAL EQUIPMENT--6.9%
  General Electric Co. .............................. 115,000       4,609,200
  SPX Corp. (b) .....................................  37,500       5,133,750
                                                                 ------------
                                                                    9,742,950
                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--8.6%
  Intel Corp. ....................................... 208,370       6,553,236
  Micron Technology, Inc. (b) ....................... 179,090       5,551,790
                                                                 ------------
                                                                   12,105,026
                                                                 ------------
FINANCIAL (DIVERSIFIED)--7.3%
  American Express Co. .............................. 117,900       4,207,851
  Citigroup, Inc. ................................... 119,706       6,042,759
                                                                 ------------
                                                                   10,250,610
                                                                 ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--3.4%
  HCA, Inc. ......................................... 125,300       4,829,062
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--8.1%
  Baxter International, Inc. ........................  97,820       5,246,087
  Medtronic, Inc. (b) ............................... 118,120       6,048,925
                                                                 ------------
                                                                   11,295,012
                                                                 ------------
HEALTH CARE (SPECIALIZED SERVICES)--2.6%
  Laboratory Corporation of America Holdings (b) ....  44,560       3,602,676
                                                                 ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--3.5%
  Procter & Gamble Co. (The) ........................  62,000       4,906,060
                                                                 ------------
INSURANCE (MULTI-LINE)--3.6%
  American International Group, Inc. ................  63,500       5,041,900
                                                                 ------------
INVESTMENT BANKING/BROKERAGE--3.7%
  Goldman Sachs Group, Inc. (The) ...................  55,300       5,129,075
                                                                 ------------
RETAIL (SPECIALTY)--8.2%
  Office Depot, Inc. (b) ............................ 314,860       5,837,504
  Tiffany & Co. ..................................... 178,240       5,609,213
                                                                 ------------
                                                                   11,446,717
                                                                 ------------
WASTE MANAGEMENT--3.2%
  Waste Management, Inc. ............................ 141,700       4,521,647
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $118,113,295) ...............................  126,231,563
                                                                 ------------


                                                       SHARES       VALUE
                                                       ------    ------------
FOREIGN COMMON STOCKS--7.1%
ELECTRICAL EQUIPMENT--3.9%
  Flextronics International Ltd. (Singapore) (b) .... 228,180    $  5,474,038
                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--3.2%
  Taiwan Semiconductor Manufacturing Co. Ltd. ADR
    (Taiwan) (b) .................................... 255,900       4,393,803
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $9,089,414) .................................    9,867,841
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--97.2%
  (Identified cost $127,202,709) ...............................  136,099,404
                                                                 ------------

                                          STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (UNAUDITED)   (000)
                                          -----------   -----
SHORT-TERM OBLIGATIONS--6.7%
COMMERCIAL PAPER--6.7%
  Verizon Network Funding Corp. 2%,
    1/2/02 ..............................    A-1+      $3,770       3,769,791
  Lexington Parker Capital Co. LLC 2%,
    1/8/02 ..............................    A-1        2,000       1,999,222
  Special Purpose Accounts Receivable
    Cooperative Corp. 1.77%, 1/9/02 .....    A-1        3,650       3,648,564
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $9,417,577) ..............................       9,417,577
                                                                 ------------
TOTAL INVESTMENTS--103.9%
  (Identified cost $136,620,286) ............................     145,516,981(a)
  Other assets and liabilities, net--(3.9)% .................      (5,420,760)
                                                                 ------------
NET ASSETS--100.0% ..........................................    $140,096,221
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,783,627 and gross depreciation of $4,886,932 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $136,620,286.
(b) Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS
Investment securities at value (Identified cost $136,620,286) ..........................................              $145,516,981
Receivables
  Investment securities sold ...........................................................................                 1,225,106
  Dividends and interest ...............................................................................                    84,761
  Fund shares sold .....................................................................................                    58,477
Prepaid expenses .......................................................................................                     1,545
                                                                                                                      ------------
    Total assets .......................................................................................               146,886,870
                                                                                                                      ------------
LIABILITIES
Cash overdraft .........................................................................................                     1,769
Payables
  Investment securities purchased ......................................................................                 6,503,456
  Fund shares repurchased ..............................................................................                    70,350
  Investment advisory fee ..............................................................................                    88,974
  Financial agent fee ..................................................................................                    11,816
  Trustees' fee ........................................................................................                     3,262
Accrued expenses .......................................................................................                   111,022
                                                                                                                      ------------
    Total liabilities ..................................................................................                 6,790,649
                                                                                                                      ------------
NET ASSETS .............................................................................................              $140,096,221
                                                                                                                      ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....................................................              $207,674,837
  Accumulated net realized loss ........................................................................               (76,475,311)
  Net unrealized appreciation ..........................................................................                 8,896,695
                                                                                                                      ------------
NET ASSETS .............................................................................................              $140,096,221
                                                                                                                      ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......................                12,767,401
                                                                                                                      ============
Net asset value and offering price per share ...........................................................                    $10.97
                                                                                                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends ............................................................................................              $    636,408
  Interest .............................................................................................                   430,612
                                                                                                                      ------------
    Total investment income ............................................................................                 1,067,020
                                                                                                                      ------------
EXPENSES
  Investment advisory fee ..............................................................................                 1,224,079
  Financial agent fee ..................................................................................                   166,984
  Printing .............................................................................................                    84,415
  Custodian ............................................................................................                    36,851
  Professional .........................................................................................                    26,863
  Trustees .............................................................................................                     8,437
  Miscellaneous ........................................................................................                    11,949
                                                                                                                      ------------
    Total expenses .....................................................................................                 1,559,578
    Custodian fees paid indirectly .....................................................................                    (1,694)
                                                                                                                      ------------
    Net expenses .......................................................................................                 1,557,884
                                                                                                                      ------------
NET INVESTMENT LOSS ....................................................................................                  (490,864)
                                                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ......................................................................               (70,937,839)
  Net change in unrealized appreciation (depreciation) on investments ..................................                15,104,041
                                                                                                                      ------------
NET LOSS ON INVESTMENTS ................................................................................               (55,833,798)
                                                                                                                      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................              $(56,324,662)
                                                                                                                      ============

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        YEAR ENDED      YEAR ENDED
                                                                                                         12/31/01        12/31/00
                                                                                                       ------------    ------------
FROM OPERATIONS
  Net investment income (loss) .....................................................................   $   (490,864)   $   (732,184)
  Net realized gain (loss) .........................................................................    (70,937,839)     31,678,375
  Net change in unrealized appreciation (depreciation) .............................................     15,104,041     (63,982,937)
                                                                                                       ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................................    (56,324,662)    (33,036,746)
                                                                                                       ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized short-term gains ....................................................................     (4,577,499)    (10,013,375)
  Net realized long-term gains .....................................................................        (41,567)    (17,523,406)
                                                                                                       ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ........................................     (4,619,066)    (27,536,781)
                                                                                                       ------------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,047,646 and 4,520,187 shares, respectively) .....................     38,481,933     101,129,131
  Net asset value of shares issued from reinvestment of distributions (352,756 and 1,741,656 shares,
    respectively) ..................................................................................      4,619,066      27,536,781
  Cost of shares repurchased (3,750,199 and 1,922,135 shares, respectively) ........................    (45,578,210)    (41,925,955)
                                                                                                       ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ........................................     (2,477,211)     86,739,957
                                                                                                       ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS ............................................................    (63,420,939)     26,166,430
NET ASSETS
  Beginning of period ..............................................................................    203,517,160     177,350,730
                                                                                                       ------------    ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0 AND $0, RESPECTIVELY) ..   $140,096,221    $203,517,160
                                                                                                       ============    ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                               -----------------------------------------------
                                                                                2001       2000      1999      1998      1997
                                                                               ------     ------    ------    ------    ------
Net asset value, beginning of period .......................................   $15.52     $20.21    $15.40    $11.32    $10.98
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .............................................    (0.04)(3)  (0.07)(3)    --      0.01      0.05
  Net realized and unrealized gain (loss) ..................................    (4.15)     (2.20)     8.19      5.03      1.82
                                                                               ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .......................................    (4.19)     (2.27)     8.19      5.04      1.87
                                                                               ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................................       --         --        --     (0.01)    (0.05)
  Dividends from net realized gains ........................................    (0.36)     (2.42)    (2.91)    (0.95)    (1.47)
  Tax return of capital ....................................................       --         --     (0.47)       --     (0.01)
                                                                               ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ....................................................    (0.36)     (2.42)    (3.38)    (0.96)    (1.53)
                                                                               ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ..................................................    (4.55)     (4.69)     4.81      4.08      0.34
                                                                               ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .............................................   $10.97     $15.52    $20.21    $15.40    $11.32
                                                                               ======     ======    ======    ======    ======
Total return ...............................................................   (27.36)%   (11.46)%   54.98%    44.69%    17.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...................................... $140,096   $203,517  $177,351   $75,098   $47,620
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ....................................................     0.96%(2)   0.92%     0.97%     0.99%     1.00%
  Net investment income (loss) .............................................    (0.30)%    (0.32)%   (0.18)%   (0.01)%    0.42%
Portfolio turnover rate ....................................................      162%       118%      150%      364%      642%

(1) If the  investment  adviser had not waived fees and  reimbursed  expenses,  the ratio of operating  expenses to average net assets would have been 1.14% for the periods ended December 31, 1997.
(2) For the year ended December 31, 2001 the ratio of operating  expenses to average net assets  excludes the effect of expense offsets from custodian fees if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

NOTE 1--ORGANIZATION
    The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the subaccounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C and D.

    The Fund is comprised of 30 Series each having a distinct investment objective as outlined below:

------------------------------------------------------------------------------------------------------------------------------------
  FUND NAME                                                               INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series ("Aberdeen International")        High total return consistent with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series ("Aberdeen New Asia")                  Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series ("AIM Mid-Cap Equity")                Long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series                        Long-term capital growth.
  ("Alliance/Bernstein Growth + Value")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche  Dow 30 Series  ("Deutsche Dow 30")                    Track the total return of the Dow Jones Industrial
  (formerly Phoenix-Bankers Trust Dow 30 Series)                          Average(SM) before fund expenses.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Nasdaq-100 Index(R) Series ("Deutsche Nasdaq-100       Track the total return of the NASDAQ 100 Index(R) before
  Index(R)") (formerly Phoenix-Bankers Trust Nasdaq-100 Index(R) Series)  fund expenses.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series                     Capital appreciation and income with approximately equal
  ("Duff & Phelps Real Estate Securities")                                emphasis.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series ("Engemann                       Intermediate and long-term growth of capital, with income
  Capital Growth")                                                        as a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Nifty Fifty Series                                     Long-term capital appreciation by investing in
  ("Engemann  Nifty Fifty")                                               approximately 50 different securities that offer the
                                                                          best potential for long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series                          Long-term growth of capital by normally investing at least
  ("Engemann Small & Mid-Cap Growth")                                     65% of assets in equities of "small-cap" and "mid-cap"
                                                                          companies with market capitalization under $2 billion.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond Series                           Maximize total return by investing primarily in debt
  ("Federated U.S. Government Bond")                                      obligations of the U.S. Government, its agencies and
                                                                          instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin  Money Market Series                                    Provide maximum current income consistent with capital
  ("Goodwin Money Market")                                                preservation and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series                        Long-term total return.
  ("Goodwin Multi-Sector Fixed Income")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                                   Long-term capital appreciation and a secondary investment
  ("Hollister Value Equity")                                              objective of current income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series                      High total return by investing in a broadly diversified
  ("J.P. Morgan Research Enhanced Index")                                 portfolio of equity securities of large and medium
                                                                          capitalization companies within market sectors reflected
                                                                          in the S&P 500.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Core Equity Series ("Janus Core Equity")                  Long-term growth of capital.
  (formerly, Phoenix-Janus Equity Income Series)
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                                    Maximum total return consistent with the
  preservation of ("Janus Flexible Income")                               capital.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series ("Janus Growth")                            Long-term capital growth consistent with the
                                                                          preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series                               Long-term growth of capital and future income rather than
  ("MFS Investors Growth Stock")                                          current income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series ("MFS Investors Trust")              Long-term growth of capital and secondarily to provide
                                                                          reasonable current income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series ("MFS Value")                                  Capital appreciation and reasonable income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Morgan Stanley Focus Equity Series                              Capital appreciation by investing primarily in equity
  ("Morgan Stanley Focus Equity")                                         securities.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Balanced Series ("Oakhurst Balanced")                  Reasonable income, long-term capital growth and
                                                                          conservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth and Income Series                               Dividend growth, current income and capital appreciation
  ("Oakhurst  Growth and  Income")                                        by investing in common stocks.
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
  FUND NAME                                                               INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series                            Realize as high a level of total rate of return over an
  ("Oakhurst Strategic Allocation")                                       extended period of time as is considered consistent with
                                                                          prudent investment risk.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series                           Long-term capital appreciation through investing in
  ("Sanford Bernstein Global Value")                                      foreign and domestic equity securities.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series                          Long-term capital appreciation with current income as the
  ("Sanford Bernstein Mid-Cap Value")                                     secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap Value Series                        Long-term capital appreciation by investing primarily in
  ("Sanford Bernstein Small-Cap Value")                                   small-capitalization stocks the adviser believes are
                                                                          undervalued.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca  Mid-Cap Growth Series                                   Capital appreciation primarily through investments in
  ("Seneca Mid-Cap  Growth")                                              equity securities of companies that have the potential
                                                                          for above average market appreciation.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                                   Long-term appreciation of capital by identifying
  ("Seneca Strategic Theme")                                              securities benefiting from long-term trends present in the
                                                                          United States and abroad.
------------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A.  SECURITY VALUATION
    Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    Certain securities held by the following Series were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2001, the total value of securities for which prices were provided by principal market makers represented (approximately) the following percentages of net assets:

      SERIES                                            PERCENTAGE OF NET ASSETS
      ------                                            ------------------------
      Goodwin Multi-Sector Fixed Income ...............             6%

    Goodwin Money Market uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B.  SECURITY TRANSACTIONS AND RELATED INCOME
    Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

    Effective January 1, 2001, the Fund adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in reductions to the cost of securities, corresponding increases in net unrealized appreciation (depreciation), and equivalent decreases in undistributed net investment income based on securities held by each Series on December 31, 2000 as detailed below:

                                                  REDUCTION IN          INCREASE IN UNREALIZED
    SERIES                                     COST OF SECURITIES     APPRECIATION (DEPRECIATION)
    ------                                     ------------------     ---------------------------
    Engemann Capital Growth ..................      $   876                     $   876
    Federated U.S. Government Bond ...........       30,566                      30,566
    Goodwin Multi-Sector Fixed Income ........       63,340                      63,340
    Janus Core Equity ........................       14,163                      14,163
    Janus Flexible Income ....................        2,585                       2,585
    Oakhurst Balanced ........................       69,136                      69,136
    Oakhurst Strategic Allocation ............       75,019                      75,019

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

    The effect of this change for the year ended December 31, 2001 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses) for each Series as detailed below. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflected this change.

                                                               INCREASE (DECREASE) IN    NET UNREALIZED    NET REALIZED
                                                                   NET INVESTMENT         APPRECIATION         GAINS
    SERIES                                                             INCOME            (DEPRECIATION)      (LOSSES)
    ------                                                     ----------------------    --------------    ------------
    Engemann Capital Growth ................................         $ (30,601)             $ 26,722         $  3,879
    Federated U.S. Government Bond .........................           (38,093)               28,391            9,702
    Goodwin Multi-Sector Fixed Income ......................            13,561                23,682          (37,243)
    J.P. Morgan Research Enhanced Index ....................            (3,041)                  832            2,209
    Janus Core Equity ......................................           (10,743)                8,496            2,247
    Janus Flexible Income ..................................           (20,066)                7,394           12,672
    Oakhurst Balanced ......................................           (71,220)               65,918            5,302
    Oakhurst Strategic Allocation ..........................          (141,191)              138,357            2,834

C.  INCOME TAXES
    Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. To the extent that any Series does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

D.  DISTRIBUTIONS TO SHAREHOLDERS
    Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, gain/loss on futures contract, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E.  FOREIGN CURRENCY TRANSLATION
    Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F.  FORWARD CURRENCY CONTRACTS
    Certain Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G.  FUTURES CONTRACTS
    A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margins" and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risks to the Series are that the change in value of the futures contract may not correspond to the change in value of the hedged instruments and the counterparty may not fulfill its contractual obligations related to the contract.

H.  OPTIONS
    Certain Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

    Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

    subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

    Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2001, the Fund had no options outstanding.

I.  EXPENSES
    Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J.  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
    Certain Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K.  REPURCHASE AGREEMENTS
    A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L.  SWAP AGREEMENTS
    Certain Series may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Series with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates. At December 31, 2001, the Fund had no swap agreements outstanding.

M.  LOAN AGREEMENTS
    Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
    The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisers, Inc. ("PVA"), Phoenix-Aberdeen International Advisers, LLC ("PAIA"), and Duff & Phelps Investment Management Co. ("DPIM"). As a compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                                            RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
    SERIES                                                      ADVISER      $250 MILLION     $250 MILLION      $500 MILLION
    ------                                                      -------     --------------    -------------     -------------
    Aberdeen International ..................................     PIC            0.75%             0.70%             0.65%
    Aberdeen New Asia .......................................    PAIA            1.00              1.00              1.00
    AIM Mid-Cap Equity ......................................     PVA            0.85              0.85              0.85
    Alliance/Bernstein Growth + Value .......................     PVA            0.85              0.85              0.85
    Deutsche Dow 30 .........................................     PVA            0.35              0.35              0.35
    Deutsche Nasdaq-100 Index(R) ............................     PVA            0.35              0.35              0.35
    Engemann Capital Growth .................................     PIC            0.70              0.65              0.60
    Engemann Nifty Fifty ....................................     PIC            0.90              0.80              0.70
    Engemann Small & Mid-Cap Growth .........................     PIC            0.90              0.90              0.90
    Federated U.S. Government Bond ..........................     PVA            0.60              0.60              0.60
    Goodwin Money Market ....................................     PIC            0.40              0.35              0.30
    Goodwin Multi-Sector Fixed Income .......................     PIC            0.50              0.45              0.40
    Hollister Value Equity ..................................     PIC            0.70              0.65              0.60

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                            RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
    SERIES                                                      ADVISER      $250 MILLION     $250 MILLION      $500 MILLION
    ------                                                      -------     --------------    -------------     -------------
    J.P. Morgan Research Enhanced Index .....................    PVA             0.45             0.45              0.45
    Janus Core Equity .......................................    PVA             0.85             0.85              0.85
    Janus Flexible Income ...................................    PVA             0.80             0.80              0.80
    Janus Growth ............................................    PVA             0.85             0.85              0.85
    MFS Investors Growth Stock ..............................    PVA             0.75             0.75              0.75
    MFS Investors Trust .....................................    PVA             0.75             0.75              0.75
    MFS Value ...............................................    PVA             0.75             0.75              0.75
    Morgan Stanley Focus Equity .............................    PVA             0.85             0.85              0.85
    Oakhurst Balanced .......................................    PIC             0.55             0.50              0.45
    Oakhurst Growth and Income ..............................    PIC             0.70             0.65              0.60
    Oakhurst Strategic Allocation ...........................    PIC             0.60             0.55              0.50
    Sanford Bernstein Global Value ..........................    PVA             0.90             0.90              0.90
    Sanford Bernstein Mid-Cap Value .........................    PVA             1.05             1.05              1.05
    Sanford Bernstein Small Cap Value .......................    PVA             1.05             1.05              1.05
    Seneca Mid-Cap Growth ...................................    PIC             0.80             0.80              0.80
    Seneca Strategic Theme ..................................    PIC             0.75             0.70              0.65

                                                                            RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
                                                                              $1 BILLION       $1 BILLION        $2 BILLION
                                                                            --------------    -------------     -------------
    Duff & Phelps Real Estate Securities ....................    DPIM            0.75             0.70              0.65

    Pursuant to a subadvisory agreement with the Fund, certain advisers delegate certain investment decisions and research functions with respect to the following Series to the subadvisor indicated, for which services each is paid a fee by the respective adviser.

    SERIES                                         SUBADVISER
    ------                                         ----------
    Aberdeen International                         Aberdeen Fund Managers, Inc. ("Aberdeen")
    Aberdeen New Asia                              Aberdeen Fund Managers, Inc. ("Aberdeen") and Phoenix Investment Council ("PIC")
    AIM Mid-Cap Equity                             A I M Capital Management ("AIM")
    Alliance/Bernstein Growth + Value              Alliance Capital Management ("Alliance")
    Deutsche Dow 30                                Deutsche Asset-Management ("DAMI")
    Deutsche Nasdaq-100 Index(R)                   Deutsche Asset-Management ("DAMI")
    Engemann Capital Growth                        Roger Engemann & Associates ("Engemann")
    Engemann Nifty Fifty                           Roger Engemann & Associates ("Engemann")
    Engemann Small & Mid-Cap Growth                Roger Engemann & Associates ("Engemann")
    Federated U.S. Government Bond                 Federated Investment Management Company ("Federated")
    J.P. Morgan Research Enhanced Index            J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
    Janus Core Equity                              Janus Capital Corporation ("Janus")
    Janus Flexible Income                          Janus Capital Corporation ("Janus")
    Janus Growth                                   Janus Capital Corporation ("Janus")
    MFS Investors Growth Stock                     MFS Investment Management ("MFS")
    MFS Investors Trust                            MFS Investment Management ("MFS")
    MFS Value                                      MFS Investment Management ("MFS")
    Morgan Stanley Focus Equity                    Morgan Stanley Asset Management ("MSAM")
    Sanford Bernstein Global Value                 Alliance Capital Management L.P. ("Alliance")
    Sanford Bernstein Mid-Cap Value                Alliance Capital Management L.P. ("Alliance")
    Sanford Bernstein Small Cap Value              Alliance Capital Management L.P. ("Alliance")
    Seneca Mid-Cap Growth                          Seneca Capital Management, LLC ("Seneca")
    Seneca Strategic Theme                         Seneca Capital Management, LLC ("Seneca")

    PIC, PVA, and PAIA employ subadvisors to furnish portfolio management services to the Series, subject to Investment Subadvisory Agreements, the terms of which are described below.

    PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. DPIM is a subsidiary of Phoenix Investment Partners, Ltd. Roger Engemann & Associates, Inc. is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. A majority of the equity interest of Seneca Capital Management LLC are owned by Phoenix Investment Partners, Ltd. Phoenix Invesment Partners in turn is a wholly-owned subsidiary of The Phoenix Companies, Inc.

    PIC has engaged Aberdeen Fund Managers, Inc. ("Aberdeen") as a subadvisor to the Aberdeen International. Aberdeen provides the day-to-day portfolio management for this Series. For implementing certain portfolio transactions and providing other services to this Series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this Series of 0.375% on the first $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which Phoenix Life Insurance Company ("Phoenix") owns approximately 20%.

    PAIA has engaged Aberdeen as a subadvisor to the Aberdeen New Asia. PAIA has also engaged PIC to implement domestic cash management for this Series. Aberdeen provides all other day-to-day investment operations for this Series including international portfolio management. For implementing certain portfolio transactions and providing research and other services to this Series, PAIA pays a monthly fee to Aberdeen based on an annual percentage of 0.40% the average daily net assets of this Series.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

    Pursuant to a subadvisory agreement between PVA and A I M Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to AIM Mid-Cap Equity. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of 0.50% of the average daily net assets of this Series.

    Pursuant to a subadvisory agreement between PVA and Alliance Capital Management L.P. ("Alliance"), Alliance is the subadvisor and furnishes portfolio management services to Alliance/Bernstein Growth + Value. Alliance will manage the portion of this Series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). For the services provided through December 31, 2002, PVA pays a monthly fee to Alliance based on an annual percentage of 0.50% of the average daily net assets of this Series.

    Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including affecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Global Value, Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

                                                      RATE FOR FIRST   RATE FOR NEXT  RATE FOR NEXT   RATE FOR NEXT  RATE FOR OVER
    SERIES(1)                                           $25 MILLION     $25 MILLION    $25 MILLION    $100 MILLION   $175 MILLION
    --------                                          --------------   -------------  -------------   -------------  -------------
    Sanford Bernstein Global Value ................        0.65%           0.50%          0.45%           0.40%          0.30%
    Sanford Bernstein Mid-Cap Value ...............        0.80            0.60           0.60            0.60           0.60

                                                      RATE FOR FIRST   RATE FOR NEXT  RATE FOR OVER
                                                        $10 MILLION     $10 MILLION    $20 MILLION
                                                      --------------   -------------  -------------
    Sanford Bernstein Small-Cap Value .............        1.00            0.875          0.75

(1) The series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small-Cap Value Series is 0.82% of average daily net assets.

    Pursuant to a subadvisory agreement between PVA and Deutsche Asset Management, Inc. ("DAMI"), DAMI is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Deutsche Trust Dow 30 and Deutsche Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to DAMI (subject to a $100,000 annual minimum for each Series) based on an annual percentage of 0.10% of the average daily net assets of each of these Series.

    Pursuant to a subadvisory agreement between the Fund, PIC and Roger Engemann & Associates ("Engemann") with respect to the Engemann Nifty Fifty, and pursuant to subadvisory agreements between PIC and Engemann with respect to the Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these Series. For the services provided, PIC pays a monthly fee to Engemann for the Engemann Nifty Fifty based on an annual percentage of the average daily net assets of 0.45% up to $500 million and 0.35% of such value in excess of $500 million; for the Phoenix-Engemann Capital Growth Series based on an annual percentage of the average daily net assets of 0.10% up to $3 billion and 0.30% of such value in excess of $3 billion; and for Engemann Small & Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.45%.

    Pursuant to a subadvisory agreement between PVA and Federated Investment Management Company ("Federated"), Federated is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Federated U.S. Government Bond. For the services provided, PVA pays a monthly fee to Federated based on an annual percentage of the average daily net assets of this Series of 0.30% up to $25 million, 0.25% of such value between $25 million and $50 million, 0.20% of such value between $50 million and $100 million and a negotiable fee on such value in excess of $100 million.

    Pursuant to a subadvisory agreement between the Fund, PVA, and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), J.P. Morgan is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the J.P. Morgan Research Enhanced Index. For the services provided, PVA pays a monthly fee to J.P. Morgan based on an annual percentage of the average daily net assets of this Series of 0.25% up to $100 million and 0.20% on such value in excess of $100 million.

    Pursuant to a subadvisory agreement between PVA and Janus Capital Corporation ("Janus"), Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Janus Core Equity, Janus Flexible Income and Janus Growth. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of these Series (calculated separately, not in the aggregate) of 0.55% up to $100 million, 0.50% of such value between $100 million and $500 million and 0.45% on such value in excess of $500 million.

    Pursuant to a subadvisory agreement between PVA and Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management ("MFS"), MFS is the subadvisor and furnishes portfolio management services to the MFS Investors Growth Stock, MFS Investors Trust, and MFS Value. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of these Series of 0.375% up to $500 million, 0.35% on such value between $500 million and $900 million, 0.325% on such value between $900 million and $1.5 billion and 0.25% on such value in excess of $1.5 billion.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

    Pursuant to a subadvisory agreement between PVA and Morgan Stanley Asset Management ("MSAM"), MSAM is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Morgan Stanley Focus Equity. For the services provided, PVA pays a monthly fee to MSAM based on an annual percentage of the average daily net assets of this Series of 0.55% up to $150 million, 0.45% on such value between $150 million and $300 million and 0.40% on such value in excess of $300 million.

    PAIA has engaged PIC as a subadvisor to the Aberdeen New Asia to implement domestic cash management for this series. Aberdeen Fund Managers, Inc. provides all other day-to-day investment operations for this Series including international portfolio management. For providing research and other domestic advisory services to the series, PAIA pays a monthly fee to PIC based on an annual percentage of 0.30% of the average daily net assets of this Series.

    Pursuant to a subadvisory agreement between the Fund, PIC and Seneca Capital Management, LLC ("Seneca") with respect to the Seneca Mid-Cap Growth, and pursuant to a subadvisory agreement between PIC and Seneca with respect to the Seneca Strategic Theme, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Seneca Mid-Cap Growth and Seneca Strategic Theme. For the services provided, PIC pays a monthly fee to Seneca for the Seneca Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.40%; and for the Seneca Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $202 million and $1 billion, 0.35% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

    The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the year ended December 31, 2001, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

                                                                                   MAXIMUM OPERATING            MAXIMUM OPERATING
                                                                                    EXPENSE THROUGH             EXPENSE EFFECTIVE
    SERIES                                                                             12/31/01                      1/1/02
    ------                                                                         -----------------            -----------------
    Aberdeen International ...................................................           0.40%                        0.40%
    Aberdeen New Asia ........................................................           0.25                         0.30
    AIM Mid-Cap Equity .......................................................           0.20                         0.20
    Alliance/Bernstein Growth + Value ........................................           0.20                         0.20
    Deutsche Dow 30 ..........................................................           0.15                         0.20
    Deutsche Nasdaq-100 Index(R) .............................................           0.15                         0.20
    Duff & Phelps Real Estate Securities .....................................           0.25                         0.30
    Engemann Capital Growth ..................................................           0.15                         0.20
    Engemann Nifty Fifty .....................................................           0.15                         0.20
    Engemann Small & Mid-Cap Growth ..........................................           0.25                         0.30
    Federated U.S Government Bond ............................................           0.25*                        0.25
    Goodwin Money Market .....................................................           0.15                         0.20
    Goodwin Multi-Sector Fixed Income ........................................           0.15                         0.20
    Hollister Value Equity ...................................................           0.15                         0.20
    J.P. Morgan Research Enhanced Index ......................................           0.10                         0.15
    Janus Core Equity ........................................................           0.15                         0.20
    Janus Flexible Income ....................................................           0.15                         0.20
    Janus Growth .............................................................           0.15                         0.20
    MFS Investors Growth Stock ...............................................           0.20                         0.20
    MFS Investors Trust ......................................................           0.20                         0.20
    MFS Value ................................................................           0.20                         0.20
    Morgan Stanley Focus Equity ..............................................           0.15                         0.20
    Oakhurst Balanced ........................................................           0.15                         0.20
    Oakhurst Growth & Income .................................................           0.15                         0.20
    Oakhurst Strategic Allocation ............................................           0.15                         0.20
    Sanford Bernstein Global Value ...........................................           0.15                         0.20
    Sanford Bernstein Mid-Cap Value ..........................................           0.15                         0.20
    Sanford Bernstein Small-Cap Value ........................................           0.15                         0.20
    Seneca Mid-Cap Growth ....................................................           0.25                         0.30
    Seneca Strategic Theme ...................................................           0.25                         0.30

    *Prior to May 1, 2001, this rate was 0.15%.

    As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of Phoenix, receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended December 31, 2001, financial agent fees were $2,819,775 of which PEPCO received $930,968. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

    For the year ended December 31, 2001, the Fund paid PXP Securities Corp., a wholly owned subsidiary of Phoenix, brokerage commissions of $167,394 in connection with portfolio transactions effected by it.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

    At December 31, 2001, Phoenix and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

    AIM Mid-Cap Equity ............................................  $3,189,675
    Alliance/Bernstein Growth + Value .............................   2,669,973
    Deutsche Dow 30 ...............................................   4,436,095
    Deutsche Nasdaq-100 Index(R) ..................................   2,078,790
    Engemann Small & Mid-Cap Growth ...............................   2,442,856
    Federated U.S. Government Bond ................................   5,988,880
    Janus Core Equity .............................................     701,225
    Janus Flexible Income .........................................   5,563,875
    MFS Investors Growth Stock ....................................   3,199,854
    MFS Investors Trust ...........................................   3,120,675
    MFS Value .....................................................   3,164,970
    Morgan Stanley Focus Equity ...................................   3,820,385
    Sanford Bernstein Global Value ................................   6,710,935
    Sanford Bernstein Mid-Cap Value ...............................   2,179,092
    Sanford Bernstein Small-Cap Value .............................   2,430,278

NOTE 4--PURCHASES AND SALES OF SECURITIES
    Purchases and sales of securities during the year ended December 31, 2001, (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated to the following:

                                                      PURCHASES         SALES
                                                    ------------    ------------
    Aberdeen International ........................ $137,128,949    $147,161,220
    Aberdeen New Asia .............................    5,677,280       5,926,749
    AIM Mid-Cap Equity ............................    3,169,676         327,409
    Alliance/Bernstein Growth + Value .............    3,415,313          25,256
    Deutsche Dow 30 ...............................   15,670,478       7,030,146
    Deutsche Nasdaq-100 Index(R) ..................   12,625,659       6,150,605
    Duff & Phelps Real Estate Securities ..........   20,056,502      12,870,145
    Engemann Capital Growth .......................  647,382,008     749,765,286
    Engemann Nifty Fifty ..........................   29,267,240      31,015,804
    Engemann Small & Mid-Cap Growth ...............   12,362,629       2,934,641
    Goodwin Multi-Sector Fixed Income .............  203,352,129     191,362,512
    Hollister Value Equity ........................  208,306,680     155,449,593
    J.P. Morgan Research Enhanced Index ...........   47,756,939      42,536,573
    Janus Core Equity .............................   25,070,816      15,765,790
    Janus Flexible Income .........................   33,739,629      26,682,053
    Janus Growth ..................................   43,112,997      22,771,409
    MFS Investors Growth Stock ....................    4,666,309       1,121,222
    MFS Investors Trust ...........................    3,259,886         128,012
    MFS Value .....................................    4,686,763         314,823
    Morgan Stanley Focus Equity ...................   11,359,900       8,686,727
    Oakhurst Balanced .............................   81,658,543      94,884,487
    Oakhurst Growth and Income ....................   45,660,578      32,170,911
    Oakhurst Strategic Allocation .................  117,739,505     133,952,649
    Sanford Bernstein Global Value ................    4,000,580       1,856,072
    Sanford Bernstein Mid-Cap Value ...............   34,611,438       7,897,377
    Sanford Bernstein Small Cap Value .............   14,133,393       1,539,000
    Seneca Mid-Cap Growth .........................  109,735,782      89,545,892
    Seneca Strategic Theme ........................  257,921,225     249,614,461

    There were no purchases or sales of such securities in the Phoenix-Federated U.S. Government Bond Series or the Phoenix-Goodwin Money Market Series.

    Purchases and sales of long-term U.S. Government securities during the year ended December 31, 2001, aggregated the following:

                                                      PURCHASES         SALES
                                                    ------------    ------------
    Engemann Capital Growth ....................... $  7,595,721    $  5,000,000
    Federated U.S. Government Bond ................   11,542,481       7,643,352
    Goodwin Multi-Sector Fixed Income .............  108,583,592     111,423,358
    J.P. Morgan Research Enhanced Index ...........      180,053              --
    Janus Core Equity .............................      646,294         412,680
    Janus Flexible Income .........................   36,587,798      29,746,419
    Oakhurst Balanced .............................   28,189,911      27,092,819
    Oakhurst Strategic Allocation .................   47,017,178      51,523,588

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001


NOTE 5--FUTURES CONTRACTS

    At December 31, 2001, the following Series had entered into futures contracts as follows:

                                                                                           VALUE OF                       NET
                                                                               NUMBER      CONTRACTS     MARKET       UNREALIZED
                                                                EXPIRATION       OF          WHEN       VALUE OF     APPRECIATION
                                                                   DATE       CONTRACTS     OPENED      CONTRACTS   (DEPRECIATION)
                                                                ----------    ---------    ---------    ----------  --------------
    Deutsche Dow 30
      Dow Jones Industrial Average Index ....................   March '02         9        $  897,020   $  897,120     $   100

    Deutsche Nasdaq-100 Index(R)
      Nasdaq-100 Index ......................................   March '02         7           224,890      221,690      (3,200)

    J.P. Morgan Research Enhanced Index
      Standard and Poor's 500 Index .........................   March '02         5         1,433,700    1,436,500       2,800

NOTE 6--FORWARD CURRENCY CONTRACTS
    As of December 31, 2001, Phoenix-Sanford Bernstein Global Value Series had entered into the following forward currency contract which contractually obligate the Series to deliver currencies at specified dates:

                                                                                                                            NET
                                                                                                                        UNREALIZED
                                                                                            SETTLEMENT                 APPRECIATION
    CONTRACTS TO DELIVER                                                  IN EXCHANGE FOR      DATE         VALUE     (DEPRECIATION)
    --------------------                                                  ---------------   ----------    --------    --------------
    Sanford Bernstein Global Value
    JPY  (12,000,000) ...................................................  US$  (98,385)      3/20/02     $(92,065)        $6,320
    HKD (100,000) .......................................................  US$  (12,821)      3/20/02      (12,819)             2
                                                                                                                           ------
                                                                                                                           $6,322
                                                                                                                           ------

    JPY = Japanese Yen           HKD = Hong Kong Dollar
    US $ = U.S. Dollar

NOTE 7--CREDIT RISK AND CONCENTRATIONS
    In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

    High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

    Certain Series invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Series, positive or negative, than if the Series did not concentrate its investments in such sectors.

NOTE 8--FEDERAL INCOME TAX INFORMATION
    The following Series have capital loss carryovers which may be used to offset future capital gains.

                                                                                          EXPIRATION YEAR
                                                                 ----------------------------------------------------------------
                                                                    2006         2007        2008         2009          TOTAL
                                                                 ----------  ------------ ----------  ------------  -------------
    Aberdeen International ..................................    $       --  $        --  $       --  $ 25,954,026  $ 25,954,026
    Aberdeen New Asia .......................................     1,280,431           --          --       295,786     1,576,217
    Deutsche Nasdaq-100 Index(R) ............................            --           --      35,822     1,090,517     1,126,339
    Engemann Capital Growth .................................            --           --          --   281,539,240   281,539,240
    Engemann Nifty Fifty ....................................        30,157      590,466   5,141,805    11,718,126    17,480,554
    Engemann Small & Mid-Cap Growth .........................            --           --     302,334     1,838,456     2,140,790
    Duff & Phelps Real Estate Securities ....................            --       20,308     815,184            --       835,492
    Goodwin Multi-Sector Fixed Income .......................       566,989   15,256,521   6,659,630     4,980,791    27,463,931
    Hollister Value Equity ..................................            --           --          --     5,410,594     5,410,594
    J.P. Morgan Research Enhanced Index .....................            --           --          --     5,915,199     5,915,199
    Janus Core Equity .......................................            --           --     394,837     3,269,308     3,664,145
    Janus Growth ............................................            --           --   1,736,897    15,462,439    17,199,336
    Morgan Stanley Focus Equity .............................            --           --     179,842     1,190,743     1,370,585
    Oakhurst Balanced .......................................            --           --          --     3,945,882     3,945,882
    Oakhurst Growth and Income ..............................            --           --          --     3,195,522     3,195,522
    Oakhurst Strategic Allocation ...........................            --           --          --     6,255,397     6,255,397
    Seneca Mid Growth .......................................            --           --          --    21,438,903    21,438,903
    Seneca Strategic Theme ..................................            --           --          --    74,025,180    74,025,180

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

    The following Series utilized losses deferred in prior years against 2001 capital gains as follows:

    Duff & Phelps Real Estate Securities ........................... $2,031,163
    Goodwin Money Market ...........................................      2,831
    Janus Flexible Income ..........................................     73,339
    Sanford Bernstein Mid-Cap Value ................................  1,105,896

    Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2001, the following Series deferred post-October losses as follows:

    Aberdeen International .......................................  $ 5,911,700
    Aberdeen New Asia ............................................      648,989
    Alliance/Bernstein Growth + Value ............................          943
    Deutsche Nasdaq-100 Index(R) .................................      337,458
    Engemann Nifty Fifty .........................................    2,087,981
    Engemann Small & Mid-Cap Growth ..............................      323,132
    Federated U.S. Government Bond ...............................        4,038
    Goodwin Multi-Sector Fixed Income ............................    1,180,328
    Hollister Value Equity .......................................      825,372
    J.P. Morgan Research Enhanced Index ..........................    1,074,127
    Janus Core Equity ............................................      125,426
    Janus Flexible Income ........................................       34,358
    Janus Growth .................................................    4,246,969
    Morgan Stanley Focus Equity ..................................       99,469
    Oakhurst Growth and Income ...................................      372,766
    Sanford Bernstein Global Value ...............................        5,605
    Seneca Mid-Cap Growth ........................................      758,208
    Seneca Strategic Theme .......................................    2,450,131

    For the year ended December 31, 2001, prior year post-October capital and currency losses deferred were utilized as follows:

    Aberdeen International .......................................  $   105,644
    Aberdeen New Asia ............................................        3,375
    Deutsche Nasdaq-100 Index(R) .................................      111,861
    Engemann Capital Growth ......................................   47,570,113
    Engemann Nifty Fifty .........................................      222,891
    Engemann Small & Mid-Cap Growth ..............................      156,457
    Goodwin Multi-Sector Fixed Income ............................        9,649
    Hollister Value Equity .......................................       16,146
    J.P. Morgan Research Enhanced Index ..........................      139,552
    Janus Core Equity ............................................      331,764
    Janus Flexible Income ........................................      113,944
    Morgan Stanley Focus Equity ..................................       79,248
    Oakhurst Balanced ............................................    2,362,503
    Oakhurst Growth and Income ...................................      242,627
    Oakhurst Strategic Allocation ................................    3,779,822
    Sanford Bernstein Global Value ...............................       10,069
    Sanford Bernstein Mid-Cap Value ..............................        7,332
    Sanford Bernstein Small-Cap Value ............................        2,290
    Seneca Mid-Cap Growth ........................................    2,603,886
    Seneca Strategic Theme .......................................    5,537,472

    As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation), which are disclosed in the respective schedule of investments) were as follows:

                                                                    UNDISTRIBUTED          UNDISTRIBUTED
                                                                      ORDINARY               LONG-TERM
                                                                       INCOME              CAPITAL GAINS
                                                                    -------------          -------------
    Aberdeen International ......................................    $  458,964               $    --
    Aberdeen New Asia ...........................................       124,014                    --
    AIM Mid-Cap Equity ..........................................         6,409                    --
    Alliance/Bernstein Growth + Value ...........................            --                    --
    Deutsche Dow 30 .............................................        28,104                21,851
    Deutsche Nasdaq-100 Index(R) ................................            --                    --
    Duff & Phelps Real Estate Securities ........................       181,071                    --
    Engemann Capital Growth .....................................            --                    --
    Engemann Nifty Fifty ........................................            --                    --
    Engemann Small & Mid-Cap Growth .............................            --                    --
    Federated U.S. Government Bond ..............................        23,754                    --
    Goodwin Money Market ........................................            --                    --
    Goodwin Multi-Sector Fixed Income ...........................     1,325,991                    --
    Hollister Value Equity ......................................       136,855                    --
    J.P. Morgan Research Enhanced Index .........................       103,661                    --
    Janus Core Equity ...........................................            --                    --

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                    UNDISTRIBUTED          UNDISTRIBUTED
                                                                      ORDINARY               LONG-TERM
                                                                       INCOME              CAPITAL GAINS
                                                                    -------------          -------------
    Janus Flexible Income .......................................      $ 16,381               $     --
    Janus Growth ................................................            --                     --
    MFS Investors Growth Stock ..................................           610                     --
    MFS Investors Trust .........................................         9,331                     --
    MFS Value ...................................................        10,444                    144
    Morgan Stanley Focus Equity .................................            --                     --
    Oakhurst Balanced ...........................................       535,974                     --
    Oakhurst Growth and Income ..................................       172,435                     --
    Oakhurst Strategic Allocation ...............................       806,279                     --
    Sanford Bernstein Global Value ..............................         2,049                     --
    Sanford Bernstein Mid-Cap Value .............................       179,739                192,665
    Sanford Bernstein Small-Cap Value ...........................        19,236                  6,036
    Seneca Mid-Cap Growth .......................................            --                     --
    Seneca Strategic Theme ......................................            --                     --

    The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

NOTE 9--RECLASSIFICATION OF CAPITAL ACCOUNTS
    For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Series recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, treatment of foreign currency transactions, non-taxable dividends, premium amortization and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Series. The following Series recorded reclassifications to increase (decrease) the accounts listed below:

                                                                         UNDISTRIBUTED         ACCUMULATED       CAPITAL PAID IN
                                                                        NET INVESTMENT        NET REALIZED        ON SHARES OF
    SERIES                                                               INCOME (LOSS)         GAIN (LOSS)     BENEFICIAL INTEREST
    ------                                                              --------------        ------------     -------------------
    Aberdeen International .........................................      $(205,030)           $ 205,030           $      --
    Aberdeen New Asia ..............................................         14,814              (14,814)                 --
    Alliance/Bernstein Growth + Value ..............................             60                   --                 (60)
    Deutsche Nasdaq-100 Index(R) ...................................         28,138                   --             (28,138)
    Duff & Phelps Real Estate Securities ...........................         (7,029)               7,029                  --
    Engemann Capital Growth ........................................         32,052                 (877)            (31,175)
    Engemann Nifty Fifty ...........................................        237,765                   --            (237,765)
    Engemann Small & Mid-Cap Growth ................................         57,377                   --             (57,377)
    Federated U.S. Government Bond .................................         32,567              (13,455)            (19,112)
    Goodwin Money Market ...........................................           (898)                 898                  --
    Goodwin Multi-Sector Fixed Income ..............................        445,267             (439,963)             (5,304)
    Hollister Value Equity .........................................        (11,283)               9,770               1,513
    Janus Core Equity ..............................................         22,930                  408             (23,338)
    Janus Flexible Income ..........................................            351                2,556              (2,907)
    Janus Growth ...................................................        176,323                   --            (176,323)
    MFS Investors Growth Stock .....................................            178                 (178)                 --
    MFS Investors Trust ............................................            633                 (633)                 --
    MFS Value ......................................................           (220)                 220                  --
    Morgan Stanley Focus Equity ....................................         17,294                   --             (17,294)
    Oakhurst Balanced ..............................................         30,244               (4,863)            (25,381)
    Oakhurst Growth and Income .....................................             --                 (479)                479
    Oakhurst Strategic Allocation ..................................         45,563              (12,509)            (33,054)
    Sanford Bernstein Global Value .................................         (3,471)               3,471                  --
    Sanford Bernstein Mid-Cap Value ................................        (33,664)              25,843               7,821
    Sanford Bernstein Small Cap Value ..............................         (8,253)               6,449               1,804
    Seneca Mid-Cap Growth ..........................................        357,510              (57,742)           (299,768)
    Seneca Strategic Theme .........................................        490,864                1,317            (492,181)

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

NOTE 10--SUBSEQUENT EVENT
    On November 13, 2001, The Board of Trustees of The Fund approved a Plan of Reorganization to merge three Series of the Fund into other existing series of the Fund. Each discontinued Series will be merged into a corresponding surviving series as follows:

    DISCONTINUED SERIES                         SURVIVING SERIES
    -------------------                         ----------------
    Engemann Nifty Fifty                        Engemann Capital Growth
    Janus Core Equity                           Janus Growth
    Oakhurst Balanced                           Oakhurst Strategic Allocation

    If the shareholders approve the Plan of Reorganization each discontinued Series will transfer all or substantially all of its assets and its liabilities to the corresponding surviving Series. In exchange, shareholders of the discontinued Series will receive a proportional number of shares in the surviving Series. The shareholders of each discontinued Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of the Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

    The Board of Trustees of the Fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy holders who already had account value allocated to the subaccounts investing in the Series as of February 16, 2001.

    On September 18, 2001, The Board of Trustees of the Fund approved the submission of an application for an Order of Approval with the Securities and Exchange Commission to substitute shares of an outside managed fund for shares of the Phoenix-Federated U.S. Government Bond Series. Upon approval of the application and the subsequent transaction, the Phoenix-Federated U.S. Government Bond Series will be closed.

--------------------------------------------------------------------------------
    TAX INFORMATION NOTICE (UNAUDITED)

    For the fiscal year ended December 31, 2001, the following Series designated long-term capital gain dividends as follows:

    Aberdeen International ...................................  $ 3,087,474
    Deutsche Dow 30 ..........................................      137,185
    Engemann Capital Growth ..................................   24,334,683
    Federated U.S. Government Bond ...........................      314,062
    J.P. Morgan Research Enhanced Index ......................      676,397
    Janus Flexible Income ....................................       69,856
    MFS Investors Trust ......................................        5,103
    MFS Value ................................................          144
    Oakhurst Balanced ........................................    1,521,676
    Oakhurst Growth and Income ...............................      265,629
    Oakhurst Strategic Allocation ............................    4,043,514
    Sanford Bernstein Mid-Cap Value ..........................      397,320
    Sanford Bernstein Small Cap Value ........................        6,036
--------------------------------------------------------------------------------

    This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

(LOGO)]
PRICEWATERHOUSECOOPERS
[GRAPHIC OMITTED]

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE PHOENIX EDGE SERIES FUND

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 30 series constituting The Phoenix Edge Series Fund (hereafter referred to as the "Fund") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


/S/ PRICEWATERHOUSECOOPERS, LLP

Boston, Massachusetts
February 8, 2002

                          THE PHOENIX EDGE SERIES FUND
                         RESULTS OF SHAREHOLDER MEETING
                                   (UNAUDITED)

A special meeting of Shareholders of The Phoenix Edge Series Fund was held on October 29, 2001 to approve the following matters:

    1. To approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as detailed below (items 1A -- 1M).

    2. To approve an amendment to the Fund's Declaration of Trust that would remove the provisions regarding fundamental investment restrictions from the Declaration of Trust.

    3. To approve the Fund's reliance on "manager of managers" relief under which the Fund's investment advisors, subject to the approval of the Board of Trustees, may, among other things, appoint, replace or terminate subadvisors recommended by each Series' investment advisor or enter into or materially amend existing subadvisory agreements without shareholder approval.

    4. To approve the amendment of the investment objective of the Phoenix-Janus Core Equity Series (formerly Phoenix-Janus Equity Income Series) to eliminate the income component of the investment objective.

On the record date of August 31, 2001, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

------------------------------------------------------------------------------------------------------------------------------------
  SERIES                                                                SHARES OUTSTANDING            PERCENTAGE PRESENT BY PROXY
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                 103,371,500.9868                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       15,177,103.1648                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,942,663.7769                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            14,272,788.1118                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               20,281,813.2845                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                315,000,072.8369                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    53,515,406.2928                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         13,875,131.9466                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                          10,212,160.4715                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   118,705,935.0011                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       73,681,221.1642                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  44,601,760.7357                        100%
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     76,836,790.1507                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     17,392,859.0384                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   13,836,894.5159                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            70,629,534.8323                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              9,099,392.6817                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      117,414,655.4480                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              89,651,903.4884                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                          106,766,567.5896                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,976,128.6377                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         30,992,034.7472                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,698,291.2396                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   41,728,815.1279                        100%
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  87,744,343.9470                        100%
------------------------------------------------------------------------------------------------------------------------------------

NUMBER OF VOTES

1A. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Series.

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

This restriction does not apply to the Deutsche Dow 30, Deutsche Nasdaq-100 Index(R), Duff & Phelps Real Estate Securities or Morgan Stanley Focus Equity.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  96,495,152             1,748,095              5,128,255
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,537,220               176,011                463,872
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,467,719               614,157              1,190,912
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,509,250               355,076              1,417,487
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                287,102,734            11,018,747             16,878,592
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,515,562             1,909,418              3,090,425
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,118,980               303,113                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   109,250,460             2,799,681              6,655,794
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       66,644,643             1,935,761              5,100,817
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  40,438,515             1,159,032              3,004,213
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     69,266,201             3,179,923              4,390,667
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     14,575,333             1,289,717              1,527,809
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,395,888               248,650              1,192,357
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,640,821             3,739,034              6,249,680
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      106,235,661             2,885,781              8,293,214
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              81,593,089             3,199,464              4,859,350
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           99,274,964             2,951,098              4,540,506
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,638,960               239,139                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         27,693,061               953,265              2,345,708
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,109,831               140,527                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   37,980,575               850,140              2,898,101
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  81,552,646             2,452,758              3,738,940
------------------------------------------------------------------------------------------------------------------------------------

1B. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

This restriction does not apply to the Duff & Phelps Real Estate Securities, Deutsche Dow 30, Deutsche Nasdaq-100 Index(R) or Morgan Stanley Focus Equity.

In addition, the Goodwin Money Market and Oakhurst Strategic Allocation may invest more than 25% of their assets in the banking industry.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  96,557,765             1,544,163              5,269,573
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,550,012               163,219                463,872
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,303,730               721,388              1,247,671
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,509,250               355,076              1,417,487
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                286,950,338            11,095,582             16,954,153
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,502,933             1,910,432              3,102,041
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,163,271               258,823                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   109,174,866             2,638,872              6,892,197
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       66,663,698             1,843,765              5,173,758
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  40,480,536             1,073,341              3,047,883
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     69,817,920             2,628,204              4,390,667
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     14,606,776             1,256,611              1,529,473
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,471,116               201,720              1,164,058
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,701,325             3,712,121              6,216,088
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      105,999,466             2,872,720              8,542,470
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              81,806,991             2,938,726              4,906,186
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           99,492,083             2,733,979              4,540,506
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,638,960               239,139                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         27,308,322             1,338,005              2,345,708
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,011,056               239,302                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   38,039,185               790,747              2,898,883
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  81,745,088             2,239,778              3,759,478
------------------------------------------------------------------------------------------------------------------------------------

1C. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  96,301,351             1,850,344              5,219,806
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,533,321               179,417                464,365
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,326,453               698,664              1,247,671
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,509,250               355,076              1,417,487
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                284,399,726            13,191,609             17,408,738
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,095,838             2,277,640              3,141,928
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,036,978               385,115                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   107,262,157             4,550,337              6,893,441
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       65,971,206             2,536,257              5,173,758
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  40,062,760             1,487,940              3,051,060
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     68,916,902             3,529,221              4,390,667
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     13,984,495             1,880,555              1,527,809
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,395,888               248,650              1,192,357
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,188,798             4,202,597              6,238,140
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      105,545,626             3,550,816              8,318,214
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              81,102,215             3,643,502              4,906,186
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           99,264,417             2,961,644              4,540,506
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,444,079               434,020                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         27,659,035               987,292              2,345,708
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,101,235               149,124                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   37,494,440             1,335,492              2,898,883
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  81,024,339             2,960,528              3,759,478
------------------------------------------------------------------------------------------------------------------------------------

1D. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not borrow money, except (i) in amounts not to exceed one third of the value of the Series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  95,826,303             2,284,166              5,261,031
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,475,697               203,884                497,523
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,252,397               829,479              1,190,912
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,330,194               448,664              1,502,955
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                282,583,501            15,473,876             16,942,696
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    47,791,833             2,609,127              3,114,447
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,058,914               338,950                814,297
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   103,712,715             8,338,669              6,654,551
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       65,794,944             2,785,460              5,100,817
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  39,853,784             1,743,763              3,004,213
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     56,604,769            12,738,914              4,493,107
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     13,850,289             2,015,316              1,527,254
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                  124,711,116               173,422              1,192,357
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            59,720,049             4,641,462              6,268,024
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      104,591,099             4,587,441              8,236,115
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              80,317,971             4,350,938              4,982,994
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           98,773,206             3,071,013              4,922,349
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,444,079               434,020                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         26,709,818             1,936,509              2,345,708
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,101,235               149,124                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   36,935,944             1,887,129              2,905,743
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  80,472,035             3,232,042              4,040,268
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

1E. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not underwrite the secuities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the applicable law.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  96,418,213             1,773,233              5,180,055
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,546,606               166,625                463,872
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,456,230               612,107              1,204,451
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,447,066               417,260              1,417,487
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                285,940,954            11,568,230             17,490,889
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,366,722             2,013,521              3,135,163
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,083,144               338,950                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   107,377,704             4,388,993              6,939,238
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       66,717,640             1,862,764              5,100,817
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  40,432,285             1,165,263              3,004,213
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     69,851,681             2,569,053              4,416,056
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     14,292,917             1,558,165              1,541,777
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,498,619               145,919              1,192,357
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,468,857             3,910,998              6,249,680
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      106,206,177             2,889,970              8,318,508
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              81,694,070             3,010,006              4,947,828
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           99,389,731             2,812,334              4,564,503
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,444,079               434,020                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         26,878,497             1,325,533              2,788,005
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,101,235                74,955                522,101
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   38,061,994               768,720              2,898,101
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  81,688,621             2,207,183              3,848,539
------------------------------------------------------------------------------------------------------------------------------------

1F. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not purchase or sell real estate, except that a series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Series as a result of the ownership of securities.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  96,509,013             1,679,946              5,182,541
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,552,544               160,686                463,872
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,279,425               788,912              1,204,451
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,509,250               355,076              1,417,487
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                286,116,889            11,991,473             16,891,711
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,389,421             2,033,160              3,092,825
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,163,271               258,823                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   109,003,056             2,767,370              6,935,509
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       66,708,577             1,871,827              5,100,817
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  40,426,858             1,170,689              3,004,213
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     69,084,478             3,361,645              4,390,667
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     14,480,723             1,369,807              1,542,329
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,471,116               201,720              1,164,058
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,659,450             3,754,547              6,215,538
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      105,257,164             3,879,901              8,277,590
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              81,563,827             3,219,762              4,868,314
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           99,381,001             2,845,060              4,540,506
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,638,960               239,139                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         27,625,212               578,818              2,788,005
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,108,644                67,546                522,101
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   37,660,897             1,169,817              2,898,101
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  81,399,342             2,603,585              3,741,417
------------------------------------------------------------------------------------------------------------------------------------

1G. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not make loans, except that a Series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  95,908,506             2,279,662              5,183,333
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,457,251               255,488                464,365
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,379,711               702,165              1,190,912
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,415,662               448,664              1,417,487
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                284,013,696            13,950,931             17,035,446
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,119,913             2,276,373              3,119,121
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,083,144               338,950                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   103,636,633             8,178,313              6,890,989
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       65,755,294             2,825,110              5,100,817
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  39,936,669             1,660,878              3,004,213
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     59,326,726            13,119,397              4,390,667
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     13,836,100             2,028,953              1,527,806
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,471,116               173,422              1,192,357
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,075,356             4,316,039              6,238,140
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      105,190,729             3,756,537              8,467,389
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              80,731,916             3,992,006              4,927,982
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           98,932,590             3,159,353              4,674,625
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,444,079               434,020                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         27,249,409             1,396,918              2,345,708
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,100,048               150,310                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   36,962,260             1,868,454              2,898,101
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  81,026,393             2,940,526              3,777,425
------------------------------------------------------------------------------------------------------------------------------------

1H. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not purchase or sell commodities or commodity contracts, except a Series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  96,251,456             1,833,220              5,286,825
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,502,917               210,314                463,872
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,175,440               792,038              1,305,309
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,509,250               355,076              1,417,487
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                283,167,201            14,051,587             17,781,285
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,018,266             2,369,230              3,127,910
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,083,144               338,950                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   107,083,800             4,728,354              6,893,782
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       66,057,604             2,449,860              5,173,758
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  40,114,487             1,436,213              3,051,060
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     68,586,651             3,859,472              4,390,667
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     13,790,778             1,997,724              1,604,357
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,471,116               201,720              1,164,058
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,280,825             4,133,171              6,215,538
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      105,030,899             3,838,661              8,545,096
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              81,045,067             3,650,067              4,956,769
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           99,334,338             2,631,199              4,801,031
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,444,079               434,020                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         27,282,197             1,364,130              2,345,708
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,100,048               150,310                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   37,581,215             1,248,717              2,898,883
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  80,687,240             3,321,775              3,735,329
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

1I. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

It is proposed that there be no investment restrictions involving illiquid securities.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  95,785,411             2,187,483              5,398,606
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,502,917               210,314                463,872
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,300,780               724,337              1,247,671
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,509,002               355,076              1,417,735
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                284,864,269            13,086,127             17,049,677
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,296,569             2,099,649              3,119,188
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,083,144               338,950                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   105,867,483             4,460,236              8,378,217
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       66,640,779             1,866,684              5,173,758
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  40,416,881             1,136,997              3,047,883
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     69,344,929             3,075,805              4,416,056
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     13,675,491             2,129,646              1,587,722
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,470,833               173,705              1,192,357
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,202,147             4,187,834              6,239,554
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      105,520,639             3,600,542              8,293,475
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              81,432,295             3,313,422              4,906,186
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           99,239,766             2,688,451              4,838,351
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,444,079               434,020                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         27,381,925             1,257,615              2,352,495
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,101,235               149,124                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   37,666,862             1,162,571              2,899,382
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  81,146,391             2,717,539              3,880,415
------------------------------------------------------------------------------------------------------------------------------------

1J. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

It is proposed that there be no investment restrictions involving purchases on margin.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  95,885,138             2,345,591              5,140,771
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,509,347               203,884                463,872
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,119,303               962,573              1,190,912
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,509,002               355,076              1,417,735
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                284,575,927            13,445,218             16,978,928
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,216,569             2,190,255              3,108,582
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,083,144               338,950                790,067
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   105,634,321             4,695,882              8,375,732
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       66,645,169             1,935,235              5,100,817
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  40,162,927             1,434,620              3,004,213
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     69,561,271             2,884,852              4,390,667
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     13,688,640             2,115,941              1,588,278
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,470,833               202,003              1,164,058
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,220,014             4,192,568              6,216,953
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      105,247,554             3,624,370              8,542,731
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              81,251,126             3,541,427              4,859,350
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           99,197,597             2,767,939              4,801,031
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,444,079               434,020                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         26,897,034             1,749,293              2,345,708
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,101,235               149,124                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   37,545,490             1,284,725              2,898,600
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  81,043,540             2,884,846              3,815,958
------------------------------------------------------------------------------------------------------------------------------------

1K. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

It is proposed that there be no investment restrictions involving investments for control.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  96,096,203             2,056,283              5,219,015
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,553,037               160,194                463,872
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,324,549               610,072              1,338,167
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,509,002               355,076              1,417,735
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                284,956,394            12,843,848             17,199,830
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,338,985             2,054,786              3,121,635
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,163,271               258,823                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   107,600,586             2,674,964              8,430,385
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       66,771,427             1,736,036              5,173,758
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  40,425,474             1,121,593              3,054,694
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     69,479,186             2,966,938              4,390,667
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     14,227,290             1,613,385              1,552,184
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,498,336               146,202              1,192,357
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,332,942             4,057,038              6,239,554
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      105,785,642             3,086,282              8,542,731
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              81,601,995             3,099,672              4,950,236
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           99,733,568             2,313,162              4,719,838
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,638,960               239,139                 98,030
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         27,253,002             1,042,612              2,696,421
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,101,235               149,124                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   37,669,208             1,160,225              2,899,382
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  81,415,967             2,550,952              3,777,425
------------------------------------------------------------------------------------------------------------------------------------

1L. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

It is proposed that there be no investment restrictions involving repurchase agreements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  96,188,785             1,962,910              5,219,806
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,552,544               160,194                464,365
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                            12,366,458               658,660              1,247,671
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                               18,509,002               355,076              1,417,735
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                                286,026,392            11,509,317             17,464,364
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                    48,470,085             1,928,617              3,116,704
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                         12,096,560                79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                           9,083,144               338,950                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                   105,884,578             4,442,435              8,378,923
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                       66,747,646             1,759,817              5,173,758
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                  40,450,249             1,103,628              3,047,883
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                     69,505,075             2,941,048              4,390,667
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                     13,884,680             1,972,077              1,536,102
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                   12,498,336               146,202              1,192,357
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                            60,187,434             4,209,968              6,232,133
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                              8,544,059                     0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                      105,743,355             3,377,825              8,293,475
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                              81,638,755             3,124,695              4,888,454
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                           99,811,625             2,414,437              4,540,506
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                           7,638,960               239,139                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                         27,693,061               953,265              2,345,708
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                        8,101,235               149,124                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                   37,669,208             1,160,225              2,899,382
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                  81,422,026             2,546,111              3,776,207
------------------------------------------------------------------------------------------------------------------------------------

1M. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

It is proposed that there be no investment restrictions involving investment company securities..

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                  96,176,193             2,080,445              5,114,863
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                       14,546,606               166,625                463,872
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                         17,140,729               194,529                607,405
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                          12,462,615                 619,261              1,190,912
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                             18,509,002                 355,076              1,417,735
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                              286,208,576              11,420,466             17,371,031
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                  48,460,743               1,937,540              3,117,123
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                       12,096,560                  79,423              1,699,149
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                         9,083,144                 338,980                790,067
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                 105,905,325               4,421,687              8,378,923
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                     66,717,640               1,862,764              5,100,817
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                40,482,219               1,115,329              3,004,213
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                   69,544,353               2,901,770              4,390,667
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                   14,210,425               1,647,439              1,534,995
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                 12,498,336                 146,202              1,192,357
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                          60,324,870               4,065,111              6,239,554
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                            8,544,059                       0                555,334
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                    106,099,535               3,021,645              8,293,475
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                            81,661,710               3,134,792              4,855,401
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                         99,882,281               2,343,780              4,540,506
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                         7,444,079                 434,020                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                       27,659,035                 987,292              2,345,708
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                      8,101,235                 149,124                447,933
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                 37,667,644               1,161,789              2,899,382
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                81,482,212               2,526,803              3,735,329
------------------------------------------------------------------------------------------------------------------------------------

2. Approve an amendment to the Fund's Declaration of Trust that would remove the provisions regarding fundamental investment restrictions from the Declaration of Trust.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                98,103,101               1,490,068              3,778,332
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                     14,794,946                 174,579                207,577
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                       17,326,547                 194,529                421,587
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                          13,020,259                 334,848                917,681
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                             18,969,681                 133,935              1,178,197
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                              294,262,211               7,799,771             12,938,091
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                  50,069,610               1,053,141              2,392,655
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                       12,510,133                 311,087              1,053,912
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                         9,280,014                 218,461                713,685
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                 108,456,659               3,697,478              6,551,798
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                     68,659,549               1,812,309              3,209,363
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                41,689,412               1,106,646              1,805,703
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                   69,677,212               2,296,585              4,862,993
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                   15,289,689               1,128,837                974,334
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                 12,718,915                 130,261                987,719
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                          65,011,436                 909,433              4,708,665
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                            8,556,072                       0                543,320
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                    108,197,586               2,655,670              6,561,400
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                            84,119,391               2,520,590              3,011,923
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                        101,585,186               1,852,602              3,328,779
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                         7,638,960                 239,139                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                       29,038,212                 785,658              1,168,165
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                      8,224,092                  92,512                381,687
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                 39,064,403                 679,951              1,984,462
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                83,067,384               1,723,903              2,953,057
------------------------------------------------------------------------------------------------------------------------------------

3. Approve the Fund's reliance on "manager of managers" relief under which the Fund's investment advisors, subject to the approval of the Board, may, among other things, appoint, replace or terminate subadvisors recommended by each Series' investment advisor or enter into or materially amend existing subadvisory agreements without shareholder approval.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen International                                                98,056,077               1,531,558              3,783,865
------------------------------------------------------------------------------------------------------------------------------------
  Aberdeen New Asia                                                     14,950,484                  96,656                129,963
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Dow 30                                                       17,326,547                 194,529                421,587
------------------------------------------------------------------------------------------------------------------------------------
  Deutsche Nasdaq-100 Index(R)                                          13,019,759                 364,032                888,997
------------------------------------------------------------------------------------------------------------------------------------
  Duff & Phelps Real Estate                                             18,938,335                 149,954              1,193,524
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Capital Growth                                              292,516,919               9,589,940             12,893,214
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Nifty Fifty                                                  49,584,201               1,575,141              2,356,064
------------------------------------------------------------------------------------------------------------------------------------
  Engemann Small & Mid-Cap Growth                                       12,744,531                  76,689              1,053,912
------------------------------------------------------------------------------------------------------------------------------------
  Federated U.S. Government Bond                                         9,348,675                 149,800                713,685
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Money Market                                                 111,506,330               1,930,763              5,268,842
------------------------------------------------------------------------------------------------------------------------------------
  Goodwin Multi-Sector Fixed Income                                     68,663,358               1,808,500              3,209,363
------------------------------------------------------------------------------------------------------------------------------------
  Hollister Value Equity                                                41,441,780               1,354,278              1,805,703
------------------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Research Enhanced Index                                   71,157,082               1,856,113              3,823,595
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                   15,728,415                 723,114                941,330
------------------------------------------------------------------------------------------------------------------------------------
  Janus Flexible Income                                                 12,718,915                  30,921              1,087,059
------------------------------------------------------------------------------------------------------------------------------------
  Janus Growth                                                          65,528,677                 397,716              4,703,141
------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Focus Equity                                            8,556,072                       0                543,320
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Balanced                                                    108,713,581               2,593,527              6,107,547
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Growth and Income                                            84,554,114               2,253,276              2,844,513
------------------------------------------------------------------------------------------------------------------------------------
  Oakhurst Strategic Allocation                                        101,762,982               1,812,969              3,190,617
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Global Value                                         7,638,960                 239,139                 98,030
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Mid-Cap Value                                       28,814,674               1,029,019              1,148,342
------------------------------------------------------------------------------------------------------------------------------------
  Sanford Bernstein Small Cap Value                                      8,222,884                  93,720                381,687
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Mid-Cap Growth                                                 39,049,467                 696,010              1,983,338
------------------------------------------------------------------------------------------------------------------------------------
  Seneca Strategic Theme                                                82,823,472               1,975,576              2,945,296
------------------------------------------------------------------------------------------------------------------------------------

4. Approve the amendment of the investment objective of the Phoenix-Janus Equity Income Series to eliminate the income component of the investment objective

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                   AGAINST                ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
  Janus Equity Income                                                   15,926,078                 538,495                928,286
------------------------------------------------------------------------------------------------------------------------------------

                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                              TERM OF OFFICE                                            FUND COMPLEX      OTHER TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND     AND LENGTH OF        PRINCIPAL OCCUPATION(S)              OVERSEEN BY         DIRECTORSHIPS
  POSITION(S) WITH TRUST        TIME SERVED           DURING PAST 5 YEARS                  TRUSTEE          HELD BY TRUSTEE
====================================================================================================================================
                                                       DISINTERESTED TRUSTEES
====================================================================================================================================
  Frank M. Ellmer, CPA             1999       Retired                                        30        None
  704 SW Lake Charles Circle
  Port St. Lucie, FL  34986
  4/11/40
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  John A. Fabian                   1999       Retired                                        30        None
  497 Hensler Lane
  Oradell, NJ 07649
  2/5/34
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Roger A. Gelfenbien              2000       Retired                                        30        Chairman, Board of
  37 Stonegate Drive                                                                                   Trustees at The
  Wethersfield, CT 06109                                                                               University of Connecticut
  5/14/43                                                                                              (1997-present). Director,
  Trustee                                                                                              USAllianz Variable
                                                                                                       Insurance Product Trust,
                                                                                                       23 funds (1999-present).
------------------------------------------------------------------------------------------------------------------------------------
  Eunice S. Groark                 1999       Self-employed                                  30        Director, Peoples' Bank
  35 Saddle Ridge Drive                                                                                (1995-present)
  Bloomfield, CT 06002
  2/1/38
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Frank E. Grzelecki               2000       Retired; previously Managing Director,         30        Director, Trenwick Group,
  312 Greenley Road                           Saugatuck Associates, Inc. (1999-2000);                  LTD (2000-present) and
  New Canaan, CT 06840                        Vice Chairman, (1997-1998), President/                   Barnes Group, Inc.
  6/19/37                                     Chief Operating Officer (1992-1997),                     (1997-present).
  Trustee                                     Handy & Harman
------------------------------------------------------------------------------------------------------------------------------------
  John R. Mallin                   1999       Principal/Attorney, Cummings & Lockwood,       30        None
  Cummings & Lockwood                         LLC (1996-present)
  Cityplace I
  Hartford, CT  06103
  7/28/50
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Timothy P. Shriver               1999       President and Chief Executive Officer,         30        None
  Special Olympics, Inc.                      Special Olympics, Inc. (1996-present)
  1325 G Street, N.W. #500
  Washington, D.C. 20005
  8/29/59
  Trustee
====================================================================================================================================
                                                       INTERESTED TRUSTEES
====================================================================================================================================
  Simon Y. Tan                     1999       Various positions, including Executive         30        Director, Phoenix-
  One American Row                            Vice President, Phoenix Life Insurance                   Aberdeen International
  Hartford, CT 06102                          Company (1982-present)                                   Advisors, LLC. Director
  2/17/52                                                                                              and President (1999-
  President/Trustee                                                                                    present) Phoenix Variable
                                                                                                       Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Dona D. Young                    2000       Various positions, including President         30        Director, The Phoenix
  One American Row                            and Chief Operating Officer, Phoenix                     Companies, Inc. (2001-
  Hartford, CT 06102                          Life Insurance Company (1980-present).                   present), Foot Locker, Inc.
  1/8/54                                                                                               (2001-present) (formerly
  Trustee                                                                                              known as Venator Group,
                                                                                                       Inc.), and Wachovia
                                                                                                       Corporation (2000-present).
------------------------------------------------------------------------------------------------------------------------------------

                                 FUND MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                              TERM OF OFFICE                                            FUND COMPLEX      OTHER TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND     AND LENGTH OF        PRINCIPAL OCCUPATION(S)              OVERSEEN BY         DIRECTORSHIPS
  POSITION(S) WITH TRUST        TIME SERVED           DURING PAST 5 YEARS                  TRUSTEE          HELD BY TRUSTEE
====================================================================================================================================
                                                   OFFICER(S) WHO ARE NOT TRUSTEES
====================================================================================================================================
  J. Roger Engemann                1998       Senior Vice President, Phoenix Edge            N/A       N/A
  600 North Rosemead Blvd.                    Series Fund. President and Director
  Pasadena, CA 91107                          Roger Engemann & Associates, Inc.
  10/17/40                                    since 1969. President and Director,
  Senior Vice President                       Pasadena Capital Corporation (1988-
                                              present) and Roger Engemann Management
                                              Co., Inc. (1985-present). Chairman,
                                              President and Trustee (1986-present)
                                              Phoenix-Engemann Funds; Managing
                                              Director (1998-2001) Phoenix Investment
                                              Counsel, Inc; Senior Vice President
                                              (1998-present) Phoenix Series Fund;
                                              Senior Vice President (1998-2001)
                                              Phoenix Strategic Equity Series Fund.
------------------------------------------------------------------------------------------------------------------------------------
  Michael J. Gilotti               1999       Executive Vice President, Phoenix Edge         N/A       N/A
  One American Row                            Series Fund (1999-present), Senior Vice
  Hartford, CT 06102                          President, Phoenix Life Insurance
  05/25/47                                    Company (1999-present); Director
  Executive Vice President                    (2000-prsent), Phoenix Variable Advisors,
                                              Inc; Vice President and Bank and
                                              Broker/Dealer Markets, Aetna Retirement
                                              Services (1994-1999)
------------------------------------------------------------------------------------------------------------------------------------
  Michael E. Haylon                1993       Director and Executive Vice President,         N/A       N/A
  56 Prospect Street                          Investment, Phoenix Investment Partners,
  Hartford, CT 06115                          Ltd. (1995-present); Director (since
  12/18/57                                    1994) and President (since 1995),
  Executive Vice President                    Phoenix Investment Counsel, Inc.;
                                              Director (since 1995), Phoenix Equity
                                              Planning Corp.; President (since June
                                              2000) PXP Securities Corp.; Executive
                                              Vice President (since 1996); Duff &
                                              Phelps Investment Management Co.;
                                              Executive Vice President (since 1999)
                                              Phoenix/Zweig Advisors LLC and Euclid
                                              Advisors LLC. Director (1996-present)
                                              Phoenix-Aberdeen International Advisors,
                                              LLC.; Executive Vice President, Phoenix
                                              Funds (1993-present); Phoenix-Aberdeen
                                              Series Fund (1996-present) and
                                              Phoenix-Seneca Funds (2000-present).
                                              Executive Vice President (1997-
                                              present), Vice President (1996-1997),
                                              Phoenix- Duff & Phelps Institutional
                                              Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------
  Gail P. Seneca                   1998       Senior Vice President, Phoenix Edge            N/A       N/A
  909 Montgomery Street                       Series Fund. President and Chief
  San Francisco, CA 94133                     Executive and Investment Officer, Seneca
  03/07/53                                    Capital Management LLC (1996-present).
  Senior Vice President                       Managing Director, Equities, Phoenix
                                              Investment Counsel, Inc. (1998-present).
                                              President and Trustee (1996-present),
                                              Phoenix-Seneca Funds. Managing General
                                              Partner and Chief Executive and
                                              Investment Officer, GMG/Seneca Capital
                                              Management LP (1989-present). Senior
                                              Vice President, Phoenix Multi-Portfolio
                                              Fund (1998-present), Phoenix Duff &
                                              Phelps Institutional Mutual Funds
                                              (1999-present) and Phoenix Strategic
                                              Equity Series Fund (1998-present).
                                              General Partner, Genesis Merchant Group
                                              LP (1990-1996). President, GenCap, Inc.
                                              (1994-present).
------------------------------------------------------------------------------------------------------------------------------------

                                 FUND MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                              TERM OF OFFICE                                            FUND COMPLEX      OTHER TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND     AND LENGTH OF        PRINCIPAL OCCUPATION(S)              OVERSEEN BY         DIRECTORSHIPS
  POSITION(S) WITH TRUST        TIME SERVED           DURING PAST 5 YEARS                  TRUSTEE          HELD BY TRUSTEE
====================================================================================================================================
                                                   OFFICER(S) WHO ARE NOT TRUSTEES
====================================================================================================================================
  James D. Wehr                    1991       Senior Vice President, Phoenix Edge            N/A       N/A
  56 Prospect Street                          Series Fund, Senior Vice President,
  Hartford, CT 06115                          Fixed Income (1998-present), Managing
  05/17/57                                    Director (1996-1998), Fixed Income,
  Senior Vice President                       Vice President (1991-1996), Phoenix
                                              Investment Counsel, Inc. Senior Vice
                                              President (1997-present), Vice President
                                              (1988-1997), Phoenix Multi-Portfolio
                                              Fund; Senior Vice President
                                              (1997-present), Vice President (1990-
                                              1997), Phoenix Series Fund; Senior Vice
                                              President (1997-present), Vice President
                                              (1993-1997) Phoenix-Goodwin California
                                              Tax Exempt Bond Fund and Senior Vice
                                              President (1997-present), Vice
                                              President (1996-1997), Phoenix Duff &
                                              Phelps Institutional Mutual Funds.
                                              Senior Vice President (1997-present),
                                              Phoenix-Goodwin Multi-Sector Fixed
                                              Income Fund, Phoenix-Goodwin
                                              Multi-Sector Short Term Bond Fund,
                                              Phoenix-Oakhurst Income & Growth Fund
                                              and Phoenix-Oakhurst Strategic
                                              Allocation Fund. Senior Vice President
                                              and Chief Investment Officer, Duff &
                                              Phelps Utilities Tax Free Income, Inc.
                                              (1997-present). Vice President (1996-
                                              present) Duff & Phelps Investment
                                              Manager Co.
------------------------------------------------------------------------------------------------------------------------------------
  Hugh Young                       1996       Senior Vice President, Phoenix Edge            N/A       N/A
  Aberdeen Asset Managers LTD                 Series Fund. Senior Vice President,
  88A Circular Road                           Phoenix-Aberdeen Series Fund (1996-
  Singapore 049439                            present); Director, Phoenix-Aberdeen
  05/21/58                                    International Advisors, LLC; Far East
  Senior Vice President                       Investment Director, Aberdeen Asset
                                              Management Asia Limited (1988-present);
                                              Managing Director, Aberdeen Asset
                                              Management Asia Limited (1992-present);
                                              Managing Director, Aberdeen Asset
                                              Management plc (1991-present); Managing
                                              Director, Aberdeen International Fund
                                              Managers Limited (2000-present);
                                              Director, Aberdeen Asset Management and
                                              Aberdeen Asset Managers (CI) Limited
                                              (2001 to present); Director, Abtrust
                                              Asian Smaller Companies Investment Trust
                                              plc (1995-present); Abtrust New Dawn
                                              Investment Trust plc (1989-present);
                                              Abtrust Emerging Asia Investment Trust
                                              Limited (1990-present); JF Philippine
                                              Fund Inc. and Apollo Tiger; President,
                                              Aberdeen Asia-Pacific Income Fund, Inc.
                                              (2001-present); Director and President,
                                              Aberdeen Australia Equity Fund, Inc. and
                                              Aberdeen Commonwealth Income Fund, Inc.
                                              (2001-present).
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss                 1994       Treasurer, Phoenix Edge Series Fund            N/A       N/A
  56 Prospect Street                          (1994-present), Phoenix funds (1994-
  Hartford, CT  06115                         present), Phoenix Duff & Phelps
  11/24/52                                    Institutional Mutual Funds (1996-present),
  Treasurer                                   Phoenix-Aberdeen Series Fund (1996-
                                              present) and Phoenix-Seneca Funds
                                              (2000-present). Vice President and
                                              Treasurer (1994-present), Phoenix
                                              Equity Planning Corporation.
------------------------------------------------------------------------------------------------------------------------------------
  Richard J. Wirth                 2001       Vice President, Secretary and Counsel,         N/A       N/A
  One American Row                            Phoenix Edge Series Fund. Counsel,
  Hartford, CT 06102                          Phoenix Life Insurance Company
  11/14/58                                    (1993-present).
  Vice President, Secretary
  and Counsel
------------------------------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

BOARD OF TRUSTEES
Frank M. Ellmer, CPA
John A. Fabian
Roger A. Gelfenbien
Eunice S. Groark
Frank E. Grzelecki
John R. Mallin
Timothy P. Shriver
Simon Y. Tan
Dona D. Young

EXECUTIVE OFFICERS
Simon Y. Tan, President
Michael E. Haylon, Executive Vice President
Michael E. Gilotti, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
David L. Albrycht, Vice President
Malcom Axon, Vice President
Christian C. Bertelsen, Vice President
Doreen A. Bonner, Vice President, Compliance
   Officer & Assistant Secretary
Steven L. Colton, Vice President
Timothy Devlin, Vice President
Ronald K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
Chester S. Sokolosky, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
John S. Tilson, Vice President
Richard J. Wirth, Vice President,
   Secretary & Counsel
Nancy G. Curtiss, Vice President & Treasurer



INVESTMENT ADVISORS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
55 East Monroe Street, Suite 3600
Chicago, Illinois 60603

Phoenix-Aberdeen International Advisors, LLC
One American Row
Hartford, Connecticut 06102-5056

Phoenix Variable Advisors, Inc.
One American Row
Hartford, Connecticut 06102-5056

CUSTODIANS
JP Morgan Chase Bank
270 Park Avenue
New York, New York 10017-2076

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 002110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

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
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
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

                                 --------------
                                    PRSRT STD
                                  U.S. Postage
                                     P A I D
                                     Andrew
                                   Associates
                                 --------------

PHOENIX LIFE INSURANCE COMPANY
P.O. Box 22012
Albany, NY 12201-2012

Phoenix Life Insurance Company
www.phoenixwm.com

GN0144A (C) Phoenix Life Insurance company                                 2-02

                            [RECYCLE LOGO OMITTED.]
                           PRINTED ON RECYCLED PAPER

                                SEMIANNUAL REPORT

            The Phoenix
                Edge
                 SeriesFund
                 JUNE 30, 2002

                         THIS PAGE INTENTIONALLY BLANK.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
Phoenix-Aberdeen International Series .......................................  2
Phoenix-Aberdeen New Asia Series ............................................  7
Phoenix-AIM Mid-Cap Equity Series ........................................... 11
Phoenix-Alliance/Bernstein Growth + Value Series ............................ 15
Phoenix-Deutsche Dow 30 Series .............................................. 19
Phoenix-Deutsche Nasdaq-100 Index(R)Series .................................. 22
Phoenix-Duff & Phelps Real Estate Securities Series ......................... 26
Phoenix-Engemann Capital Growth Series ...................................... 29
Phoenix-Engemann Small & Mid-Cap Growth Series .............................. 32
Phoenix-Federated U.S. Government Bond Series ............................... 36
Phoenix-Goodwin Money Market Series ......................................... 39
Phoenix-Goodwin Multi-Sector Fixed Income Series ............................ 43
Phoenix-Hollister Value Equity Series ....................................... 49
Phoenix-J.P. Morgan Research Enhanced Index Series .......................... 53
Phoenix-Janus Flexible Income Series ........................................ 60
Phoenix-Janus Growth Series ................................................. 65
Phoenix-MFS Investors Growth Stock Series ................................... 69
Phoenix-MFS Investors Trust Series .......................................... 73
Phoenix-MFS Value Series .................................................... 78
Phoenix-Oakhurst Growth and Income Series ................................... 82
Phoenix-Oakhurst Strategic Allocation Series ................................ 87
Phoenix-Sanford Bernstein Global Value Series ............................... 94
Phoenix-Sanford Bernstein Mid-Cap Value Series ..............................100
Phoenix-Sanford Bernstein Small-Cap Value Series ............................104
Phoenix-Seneca Mid-Cap Growth Series ........................................108
Phoenix-Seneca Strategic Theme Series .......................................111
Phoenix-Van Kampen Focus Equity Series ......................................114
Notes to Financial Statements ...............................................117

|------------------------------------------------------------------------------|
|     Not FDIC Insured    |     No Bank Guarantee    |     May Lose Value      |
|------------------------------------------------------------------------------|

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                              SHARES            VALUE
                                                             ---------      ------------
FOREIGN COMMON STOCKS--97.5%
AUSTRALIA--1.5%
  QBE Insurance Group Ltd. (Property & Casualty
    Insurance) ............................................    594,600      $  2,216,390
                                                                            ------------
BRAZIL--2.3%
  Companhia Paranaense de Energia-Copel ADR
    (Electric Utilities) ..................................    120,000           486,000
  Companhia Vale do Rio Doce ADR (Diversified Metals
    & Mining) (b) .........................................     10,200           282,234
  Petroleo Brasileiro SA ADR (Integrated Oil & Gas) .......     35,000           609,000
  Tele Norte Leste Participacoes SA ADR (Integrated
    Telecommunication Services) ...........................    100,000           995,000
  Unibanco GDR (Banks) ....................................     65,250         1,076,625
                                                                            ------------
                                                                               3,448,859
                                                                            ------------
DENMARK--2.2%
  Danske Bank A/S (Banks) .................................    176,000         3,240,765
                                                                            ------------
FINLAND--2.4%
  Nokia Oyj (Telecommunications Equipment) ................    165,000         2,415,039
  Stora Enso Oyj (Paper Products) .........................     87,850         1,231,165
                                                                            ------------
                                                                               3,646,204
                                                                            ------------
FRANCE--10.3%
  Assurances Generales de France (Multi-line
    Insurance) ............................................     31,059         1,426,985
  Aventis SA (Pharmaceuticals) ............................     33,887         2,401,304
  Cap Gemini SA (IT Consulting & Services) ................      9,310           370,090
  Havas Advertising SA (Advertising) ......................    193,810         1,192,494
  L'Oreal SA (Household Products) .........................     32,100         2,504,518
  Pechiney SA Class A (Metal & Glass Containers) ..........     34,580         1,579,533
  Schneider Electric SA (Electrical Components &
    Equipment) ............................................     33,090         1,779,454
  TotalFinaElf SA (Oil & Gas Refining, Marketing &
    Transportation) .......................................     13,710         2,226,032
  Valeo SA (Auto Parts & Equipment) .......................     46,000         1,912,635
                                                                            ------------
                                                                              15,393,045
                                                                            ------------
GERMANY--3.1%
  Allianz AG (Multi-line Insurance) .......................      7,800         1,562,265
  BASF AG (Diversified Chemicals) .........................     38,800         1,799,117
  Bayerische Motoren Werke AG (Automobile
    Manufacturers) ........................................     32,140         1,325,240
                                                                            ------------
                                                                               4,686,622
                                                                            ------------
HONG KONG--3.2%
  Giordano International Ltd. (Apparel Retail) ............  4,790,000         2,947,802
  Swire Pacific Ltd. Class B (Multi-Sector Holdings) ......  2,410,000         1,776,668
                                                                            ------------
                                                                               4,724,470
                                                                            ------------
INDIA--0.2%
  Videsh Sanchar Nigam Ltd. ADR (Integrated
    Telecommunication Services) ...........................     35,598           217,148
                                                                            ------------
ITALY--7.1%
  ENI SpA (Integrated Oil & Gas) ..........................    218,296         3,471,073
  Mediaset SpA (Broadcasting & Cable TV) ..................    193,000         1,494,395
  Sanpaolo IMI SpA (Banks) ................................    213,800         2,145,327
  Telecom Italia Mobile SpA (Wireless
    Telecommunication Services) ...........................    310,000         1,270,580
  Telecom Italia SpA (Integrated Telecommunication
    Services) .............................................    279,000         2,185,091
                                                                            ------------
                                                                              10,566,466
                                                                            ------------

                                                              SHARES            VALUE
                                                             ---------      ------------
JAPAN--20.6%
  Fuji Photo Film Co. Ltd. (Leisure Products) .............     70,000      $  2,260,211
  Fujikura Ltd. (Electrical Components & Equipment) .......    482,000         1,757,391
  Honda Motor Co. Ltd. (Automobile Manufacturers) .........     58,800         2,384,260
  Kao Corp. (Household Products) ..........................    110,000         2,533,038
  Mabuchi Motor Co. Ltd. (Electrical Components &
    Equipment) ............................................     29,000         2,857,511
  NTT DoCoMo, Inc. (Wireless Telecommunication
    Services) .............................................        850         2,092,093
  Olympus Optical Co. Ltd. (Health Care Equipment) ........    154,000         2,150,880
  Orix Corp. (Consumer Finance) ...........................     25,100         2,025,071
  Rohm Co. Ltd. (Semiconductors) ..........................     13,000         1,940,411
  Shin-Etsu Chemical Co. Ltd. (Specialty Chemicals) .......     71,000         3,050,743
  Terumo Corp. (Health Care Equipment) ....................    158,800         2,122,526
  Uni-Charm Corp. (Household Products) ....................     85,000         3,191,328
  Yamanouchi Pharmaceutical Co. Ltd.
    (Pharmaceuticals) .....................................     90,000         2,335,301
                                                                            ------------
                                                                              30,700,764
                                                                            ------------
LUXEMBOURG--1.2%
  Arcelor (Steel) (b) .....................................    127,333         1,807,132
                                                                            ------------
NETHERLANDS--7.2%
  Buhrmann NV (Distributors) ..............................    118,190         1,090,234
  DSM NV (Specialty Chemicals) ............................     36,660         1,701,336
  IHC Caland NV (Oil & Gas Equipment & Services) ..........     29,918         1,789,117
  ING Groep NV (Diversified Financial Services) ...........     51,320         1,317,808
  Koninklijke (Royal) Philips Electronics NV (Industrial
    Conglomerates) ........................................     84,830         2,368,467
  TPG NV (Air Freight & Couriers) .........................    112,130         2,532,679
                                                                            ------------
                                                                              10,799,641
                                                                            ------------
SINGAPORE--2.2%
  Oversea-Chinese Banking Corp. Ltd. (Banks) ..............    493,000         3,264,882
                                                                            ------------
SOUTH KOREA--1.9%
  Kookmin Bank ADR (Banks) ................................     57,600         2,831,040
                                                                            ------------
SPAIN--1.8%
  Union Fenosa SA (Electric Utilities) ....................    147,547         2,710,413
                                                                            ------------
SWEDEN--4.0%
  Assa Abloy AB Class B (Industrial Machinery) ............    139,511         1,965,867
  Skandia Forsakrings AB (Life & Health Insurance) ........    253,210         1,151,684
  Svenska Handelsbanken  AB  Class A (Banks) ..............    104,500         1,597,602
  Volvo AB Class B (Construction, Farm Machinery &
    Heavy Trucks) .........................................     61,100         1,266,520
                                                                            ------------
                                                                               5,981,673
                                                                            ------------
SWITZERLAND--8.3%
  Adecco SA Registered Shares (Employment
    Services) .............................................     31,170         1,851,580
  Credit Suisse Group (Banks) .............................     66,120         2,099,365
  Nestle SA Registered Shares Class B (Packaged
    Foods and Meats) ......................................     11,350         2,646,541
  Swiss Re Registered Shares (Property & Casualty
    Insurance) ............................................     29,590         2,893,085
  UBS AG Registered Shares (Diversified Financial
    Services) (b) .........................................     31,300         1,574,307
  Zurich Financial Services AG (Multi-line Insurance) .....      6,400         1,292,343
                                                                            ------------
                                                                              12,357,221
                                                                            ------------

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                              SHARES            VALUE
                                                             ---------      ------------
UNITED KINGDOM--18.0%
  3i Group plc (Diversified Financial Services) ...........    122,000      $  1,272,945
  BOC Group plc (Specialty Chemicals) .....................     75,000         1,164,962
  BP plc (Integrated Oil & Gas) ...........................    400,000         3,359,602
  BT Group plc (Integrated Telecommunication
    Services) .............................................    505,500         1,941,771
  Carlton Communications plc (Movies &
    Entertainment) ........................................    200,000           640,215
  Compass Group plc (Food Distributors) ...................    140,000           849,351
  FirstGroup plc (Highways & Railtracks) ..................    246,000           944,957
  GlaxoSmithKline plc (Pharmaceuticals) ...................    174,200         3,765,309
  HSBC Holdings plc (Banks) ...............................    290,000         3,335,290
  Lloyds TSB Group plc (Diversified Financial
    Services) .............................................    140,000         1,393,534
  mm02 plc (Wireless Telecommunication Services) (b) ......    300,000           192,064
  Prudential plc (Life & Health Insurance) ................    201,100         1,839,245
  Reuters Group plc (Diversified Commercial Services) .....    135,000           716,126
  Royal Bank of Scotland Group plc (Banks) ................     70,000         1,984,665
  Shire Pharmaceuticals Group plc
    (Pharmaceuticals) (b) .................................    166,500         1,472,036
  Vodafone Group plc (Wireless
    Telecommunication Services) ...........................  1,500,000         2,057,833
                                                                            ------------
                                                                              26,929,905
                                                                            ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $166,536,855) .....................................       145,522,640
                                                                            ------------
FOREIGN PREFERRED STOCKS--1.7%

SOUTH KOREA--1.7%
  Samsung Electronics Co. Ltd. Pfd.
    (Semiconductors) ......................................     19,000         2,574,481
                                                                            ------------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $1,097,464) .......................................         2,574,481
                                                                            ------------
TOTAL LONG TERM INVESTMENTS--99.2%
  (Identified cost $167,634,319) .....................................       148,097,121
                                                                            ------------

                                                     STANDARD    PAR
                                                     & POOR'S   VALUE
                                                      RATING    (000)
                                                     ---------  ------
SHORT-TERM OBLIGATIONS--3.1%
COMMERCIAL PAPER--3.1%
  Special Purpose Accounts Receivable
    Cooperative Corp. 2%, 7/1/02....................    A-1     $4,590         4,590,000
                                                                            ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $4,590,000)........................................         4,590,000
                                                                            ------------
TOTAL INVESTMENTS--102.3%
  (Identified Cost $172,224,319)......................................       152,687,121(a)
  Other assets and liabilities, net--(2.3)%...........................        (3,407,568)
                                                                            ------------
NET ASSETS--100.0%....................................................      $149,279,553
                                                                            ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is  comprised  of gross  appreciation  of  $10,230,643  and  gross  depreciation  of
    $30,881,735 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $173,338,213.
(b) Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Advertising ...........................................................    0.8%
Air Freight & Couriers ................................................    1.7
Apparel Retail ........................................................    2.0
Auto Parts & Equipment ................................................    1.3
Automobile Manufacturers ..............................................    2.5
Banks .................................................................   14.6
Broadcasting & Cable TV ...............................................    1.0
Construction, Farm Machinery & Heavy Trucks ...........................    0.9
Consumer Finance ......................................................    1.4
Distributors ..........................................................    0.7
Diversified Chemicals .................................................    1.2
Diversified Commercial Services .......................................    0.5
Diversified Financial Services ........................................    3.8
Diversified Metals & Mining ...........................................    0.2
Electric Utilities ....................................................    2.2
Electrical Components & Equipment .....................................    4.3
Employment Services ...................................................    1.3
Food Distributors .....................................................    0.6
Health Care Equipment .................................................    2.9
Highways & Railtracks .................................................    0.6
Household Products ....................................................    5.6
IT Consulting & Services ..............................................    0.2
Industrial Conglomerates ..............................................    1.6
Industrial Machinery ..................................................    1.3
Integrated Oil & Gas ..................................................    5.0
Integrated Telecommunication Services .................................    3.6
Leisure Products ......................................................    1.5
Life & Health Insurance ...............................................    2.0
Metal & Glass Containers ..............................................    1.1
Movies & Entertainment ................................................    0.4
Multi-Sector Holdings .................................................    1.2
Multi-line Insurance ..................................................    2.9
Oil & Gas Equipment & Services ........................................    1.2
Oil & Gas Refining, Marketing & Transportation ........................    1.5
Packaged Foods and Meats ..............................................    1.8
Paper Products ........................................................    0.8
Pharmaceuticals .......................................................    6.7
Property & Casualty Insurance .........................................    3.5
Semiconductors ........................................................    3.0
Specialty Chemicals ...................................................    4.0
Steel .................................................................    1.2
Telecommunications Equipment ..........................................    1.6
Wireless Telecommunication Services ...................................    3.8
                                                                         -----
                                                                         100.0%
                                                                         =====

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $172,224,319) ......................      $152,687,121
Cash ...............................................................................             1,913
Receivables
  Dividends and interest ...........................................................           288,531
  Tax reclaim ......................................................................           263,310
  Fund shares sold .................................................................            39,891
                                                                                          ------------
    Total assets ...................................................................       153,280,766
                                                                                          ------------
LIABILITIES
Payables
  Fund shares repurchased ..........................................................         3,728,561
  Printing fee .....................................................................           110,720
  Investment advisory fee ..........................................................            91,942
  Financial agent fee ..............................................................            14,334
  Trustees' fee ....................................................................             3,717
Accrued expenses ...................................................................            51,939
                                                                                          ------------
    Total liabilities ..............................................................         4,001,213
                                                                                          ------------
NET ASSETS .........................................................................      $149,279,553
                                                                                          ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................      $203,509,122
  Undistributed net investment income ..............................................           805,184
  Accumulated net realized loss ....................................................       (35,527,688)
  Net unrealized depreciation ......................................................       (19,507,065)
                                                                                          ------------
NET ASSETS .........................................................................      $149,279,553
                                                                                          ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...        15,230,266
                                                                                          ============
Net asset value and offering price per share .......................................             $9.80
                                                                                                 =====


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ................................................................................................       $ 2,420,286
  Interest .................................................................................................            26,853
  Foreign taxes withheld ...................................................................................          (234,064)
                                                                                                                   -----------
    Total investment income ................................................................................         2,213,075
                                                                                                                   -----------
EXPENSES
  Investment advisory fee ..................................................................................           581,046
  Financial agent fee ......................................................................................            84,304
  Custodian ................................................................................................            68,515
  Printing .................................................................................................            35,511
  Professional .............................................................................................            14,606
  Trustees .................................................................................................             3,455
  Miscellaneous ............................................................................................             8,646
                                                                                                                   -----------
    Total expenses .........................................................................................           796,083
                                                                                                                   -----------
NET INVESTMENT INCOME ......................................................................................         1,416,992
                                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..........................................................................        (3,019,892)
  Net realized gain on foreign currency transactions .......................................................            14,612
  Net change in unrealized appreciation (depreciation) on investments ......................................         2,919,968
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions            31,441
                                                                                                                   -----------
NET LOSS ON INVESTMENTS ....................................................................................           (53,871)
                                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................       $ 1,363,121
                                                                                                                   ===========

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                SIX MONTHS
                                                                                                   ENDED
                                                                                                  6/30/02              YEAR ENDED
                                                                                                (UNAUDITED)             12/31/01
                                                                                               -------------         -------------
FROM OPERATIONS
  Net investment income (loss) .........................................................       $   1,416,992         $   1,348,425
  Net realized gain (loss) .............................................................          (3,005,280)          (32,633,883)
  Net change in unrealized appreciation (depreciation) .................................           2,951,409           (23,424,568)
                                                                                               -------------         -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................           1,363,121           (54,710,026)
                                                                                               -------------         -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ................................................................            (612,286)                   --
  Net realized short-term gains ........................................................                  --            (2,072,805)
  Net realized long-term gains .........................................................                  --            (3,087,812)
                                                                                               -------------         -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............................            (612,286)           (5,160,617)
                                                                                               -------------         -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (6,612,283 and 15,133,649 shares, respectively) ........          64,375,197           163,527,768
  Net asset value of shares issued from reinvestment of distributions (64,498
    and 492,572 shares, respectively) ..................................................             612,286             5,160,617
  Cost of shares repurchased (7,825,508 and 16,881,045 shares, respectively) ...........         (76,682,842)         (182,202,911)
                                                                                               -------------         -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............................         (11,695,359)          (13,514,526)
                                                                                               -------------         -------------
  NET INCREASE (DECREASE) IN NET ASSETS ................................................         (10,944,524)          (73,385,169)
NET ASSETS
  Beginning of period ..................................................................         160,224,077           233,609,246
                                                                                               -------------         -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $805,184 AND $478,
    RESPECTIVELY) ......................................................................       $ 149,279,553         $ 160,224,077
                                                                                               =============         =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     SIX MONTHS
                                                        ENDED                  YEAR ENDED DECEMBER 31,
                                                       6/30/02       -----------------------------------------------
                                                     (UNAUDITED)      2001       2000      1999      1998      1997
                                                     -----------     ------     ------    ------    ------    ------
Net asset value, beginning of period ...............    $ 9.78       $13.25     $17.19    $15.46    $14.53    $14.52
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................      0.09         0.06       0.08      0.23      0.12(1)   0.12(1)
  Net realized and unrealized gain (loss) ..........     (0.03)       (3.23)     (2.77)     4.13      3.94      1.61
                                                        ------       ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ...............      0.06        (3.17)     (2.69)     4.36      4.06      1.73
                                                        ------       ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............     (0.04)          --      (0.06)    (0.39)       --     (0.22)
  Distributions from net realized gains ............        --        (0.30)     (1.19)    (2.24)    (3.13)    (1.50)
                                                        ------       ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ............................     (0.04)       (0.30)     (1.25)    (2.63)    (3.13)    (1.72)
                                                        ------       ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ..........................      0.02        (3.47)     (3.94)     1.73      0.93      0.01
                                                        ------       ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .....................    $ 9.80       $ 9.78     $13.25    $17.19    $15.46    $14.53
                                                        ======       ======     ======    ======    ======    ======
Total return .......................................      0.62%(3)   (24.04)%   (15.81)%   29.49%    27.92%    12.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ............  $149,280     $160,224   $233,609  $298,973  $241,915  $194,108
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ...............................      1.03%(2)     1.02%      1.02%     1.01%     0.98%     1.01%
  Net investment income ............................      1.83%(2)     0.72%      0.54%     0.81%     0.72%     0.72%
Portfolio turnover .................................        16%(3)       74%        94%       79%       93%      184%

(1) Computed using average shares outstanding.
(2) Annualized.
(3) Not annualized.

                        See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                              SHARES           VALUE
                                                             ---------      -----------
FOREIGN COMMON STOCKS--90.5%
AUSTRALIA--9.2%
  BRL Hardy Ltd. (Brewers) ................................     70,000      $   354,059
  Leighton Holdings Ltd. (Construction & Engineering) .....     55,916          326,141
  QBE Insurance Group Ltd. (Property & Casualty
    Insurance) ............................................    117,261          437,094
  Rio Tinto Ltd. (Diversified Metals & Mining) ............     18,000          338,711
                                                                            -----------
                                                                              1,456,005
                                                                            -----------
CHINA--4.9%
  PetroChina Co. Ltd. (Integrated Oil & Gas) ..............  1,750,000          372,450
  Zhejiang Expressway Co. Ltd. (Highways &
    Railtracks) ...........................................  1,200,000          407,707
                                                                            -----------
                                                                                780,157
                                                                            -----------
HONG KONG--16.1%
  China Mobile (Hong Kong) Ltd. (Wireless
    Telecommunication Services) (b) .......................    125,000          370,206
  Dah Sing Financial Group (Banks) ........................     63,000          306,935
  Giordano International Ltd. (Apparel Retail) ............    838,000          515,712
  Hong Kong Exchanges & Clearing Ltd. (Diversified
    Financial Services) ...................................    166,000          273,485
  MTR Corp. Ltd. (Railroads) ..............................    170,000          220,136
  Swire Pacific Ltd. Class B (Multi-Sector Holdings) ......    780,000          575,021
  Wing Hang Bank Ltd. (Banks) .............................     90,000          298,280
                                                                            -----------
                                                                              2,559,775
                                                                            -----------
INDIA--6.3%
  Bharat Petroleum Corp. Ltd. (Oil & Gas Refining,
    Marketing & Transportation) ...........................     72,000          393,537
  Gas Authority of India Ltd. GDR (Gas Utilities) .........     35,000          319,375
  ICICI Bank Ltd. (Diversified Financial Services) ........     87,750          246,771
  Videsh Sanchar Nigam Ltd. ADR (Integrated
    Telecommunication Services) ...........................      7,542           46,006
                                                                            -----------
                                                                              1,005,689
                                                                            -----------
INDONESIA--3.3%
  PT Unilever Indonesia Tbk (Household Products) ..........    218,000          517,933
                                                                            -----------

MALAYSIA--6.3%
  Malaysian Oxygen Berhad (Specialty Chemicals) ...........    150,000          394,747
  Public Bank Berhad (Banks) ..............................    350,000          318,693
  Sime UEP Properties Berhad (Homebuilding) ...............    250,000          289,481
                                                                            -----------
                                                                              1,002,921
                                                                            -----------
PHILIPPINES--2.9%
  Ayala Land, Inc. (Real Estate Management &
    Development) ..........................................  2,250,000          250,381
  Bank of the Philippine Islands (Banks) ..................    220,500          210,320
                                                                            -----------
                                                                                460,701
                                                                            -----------
SINGAPORE--13.0%
  City Developments Ltd. (Real Estate Management &
    Development) ..........................................    100,000          322,633
  Oversea-Chinese Banking Corp. Ltd. (Banks) ..............     69,000          456,951
  Robinson & Co., Ltd. (Department Stores) ................    125,000          382,066
  Singapore Airlines Ltd. (Airlines) ......................     45,000          328,577
  United Overseas Bank Ltd. (Banks) .......................     78,400          563,579
                                                                            -----------
                                                                              2,053,806
                                                                            -----------

                                                              SHARES           VALUE
                                                             ---------      -----------
SOUTH KOREA--11.3%
  Hyundai Motor Co. Ltd. (Automobile Manufacturers) .......     22,000      $   241,404
  Kookmin Bank (Banks) ....................................     15,000          728,203
  KT Corp. (Integrated Telecommunication Services) ........     12,000          481,811
  POSCO (Steel) ...........................................      3,000          332,929
                                                                            -----------
                                                                              1,784,347
                                                                            -----------
SRI LANKA--1.8%
  Keells (John) Holdings Ltd. (Packaged Foods and
    Meats) ................................................    200,000          132,117
  National Development Bank Ltd. (Banks) ..................    150,000          138,879
  NDB Ltd. (Banks) ........................................    196,500           20,442
                                                                            -----------
                                                                                291,438
                                                                            -----------
TAIWAN--7.5%
  Fubon Financial Holding Co. Ltd. (Semiconductors) .......    370,000          369,901
  SinoPac Holdings Co. (Diversified Financial
    Services) (b) .........................................    978,611          427,662
  Standard Foods Taiwan Ltd. GDR (Packaged Foods
    and Meats) ............................................     52,447           72,115
  Taiwan Cellular Corp. (Wireless Telecommunication
    Services) .............................................    250,000          319,526
                                                                            -----------
                                                                              1,189,204
                                                                            -----------
THAILAND--5.9%
  Hana Microelectronics Public Co., Ltd. (Electronic
    Equipment & Instruments) ..............................    180,800          306,930
  Phatra Insurance Public Co., Ltd. (Property & Casualty
    Insurance) ............................................     71,600          246,548
  PTT Exploration and Production Public Co. Ltd. (Oil &
    Gas Exploration & Production) .........................    135,000          380,340
                                                                            -----------
                                                                                933,818
                                                                            -----------
UNITED KINGDOM--2.0%
  Rowe Evans Investments Group plc (Agricultural
    Products) .............................................    200,000          321,632
                                                                            -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $13,780,045) ......................................       14,357,426
                                                                            -----------
FOREIGN PREFERRED STOCKS--4.9%
SOUTH KOREA--4.9%
  Samsung Electronics Co. Ltd. Pfd. (Semiconductors) ......      5,750          779,119
                                                                            -----------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $453,424) .........................................          779,119
                                                                            -----------
TOTAL LONG TERM INVESTMENTS--95.4%
  (Identified cost $14,233,469) ......................................       15,136,545
                                                                            -----------

                                                STANDARD         PAR
                                                & POOR'S        VALUE
                                                 RATING         (000)
                                               ----------      -------
SHORT-TERM OBLIGATIONS--5.5%
COMMERCIAL PAPER--5.5%
  Receivables Capital Corp. 1.90%, 7/1/02 ....     A-1+         $  620          620,000
  Ciesco LP 1.90%, 7/2/02 ....................     A-1+            250          249,987
                                                                            -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $869,987) .........................................          869,987
                                                                            -----------
TOTAL INVESTMENTS--100.9%
  (Identified Cost $15,103,456) ......................................       16,006,532(a)
  Other assets and liabilities, net--(0.9)% ..........................         (136,718)
                                                                            -----------
NET ASSETS--100.0% ...................................................      $15,869,814
                                                                            ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,376,774 and gross depreciation of $1,619,511 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $15,249,269.
(b) Non-income producing.

                        See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Agricultural Products .................................................    2.1%
Airlines ..............................................................    2.2
Apparel Retail ........................................................    3.4
Automobile Manufacturers ..............................................    1.6
Banks .................................................................   20.1
Brewers ...............................................................    2.3
Construction & Engineering ............................................    2.2
Department Stores .....................................................    2.5
Diversified Financial Services ........................................    6.3
Diversified Metals & Mining ...........................................    2.2
Electronic Equipment & Instruments ....................................    2.0
Gas Utilities .........................................................    2.1
Highways & Railtracks .................................................    2.7
Homebuilding ..........................................................    1.9
Household Products ....................................................    3.4
Integrated Oil & Gas ..................................................    2.5
Integrated Telecommunication Services .................................    3.5
Multi-Sector Holdings .................................................    3.8
Oil & Gas Exploration & Production ....................................    2.5
Oil & Gas Refining, Marketing & Transportation ........................    2.6
Packaged Foods and Meats ..............................................    1.3
Property & Casualty Insurance .........................................    4.5
Railroads .............................................................    1.5
Real Estate Management & Development ..................................    3.8
Semiconductors ........................................................    7.6
Specialty Chemicals ...................................................    2.6
Steel .................................................................    2.2
Wireless Telecommunication Services ...................................    4.6
                                                                         -----
                                                                         100.0%
                                                                         =====

                        See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $15,103,456) .......................     $16,006,532
Cash ...............................................................................           2,927
Foreign currency at value (Identified cost $22,436) ................................          23,107
Receivables
  Dividends and interest ...........................................................          36,216
  Fund shares sold .................................................................           9,854
                                                                                         -----------
    Total assets ...................................................................      16,078,636
                                                                                         -----------
LIABILITIES
Payables
  Fund shares repurchased ..........................................................         145,857
  Printing fee .....................................................................          21,331
  Professional fee .................................................................          16,260
  Financial agent fee ..............................................................           4,468
  Trustees' fee ....................................................................           3,717
  Investment advisory fee ..........................................................             559
Accrued expenses ...................................................................          16,630
                                                                                         -----------
    Total liabilities ..............................................................         208,822
                                                                                         -----------
NET ASSETS .........................................................................     $15,869,814
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $17,263,152
  Undistributed net investment income ..............................................         202,155
  Accumulated net realized loss ....................................................      (2,500,296)
  Net unrealized appreciation ......................................................         904,803
                                                                                         -----------
NET ASSETS .........................................................................     $15,869,814
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       1,872,647
                                                                                         ===========
Net asset value and offering price per share .......................................           $8.47
                                                                                               =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ................................................................................................          $  336,978
  Interest .................................................................................................               4,942
  Foreign taxes withheld ...................................................................................             (14,114)
                                                                                                                      ----------
    Total investment income ................................................................................             327,806
                                                                                                                      ----------
EXPENSES
  Investment advisory fee ..................................................................................              73,358
  Financial agent fee ......................................................................................              26,101
  Custodian ................................................................................................              41,432
  Professional .............................................................................................              14,205
  Printing .................................................................................................               6,993
  Trustees .................................................................................................               3,455
  Miscellaneous ............................................................................................               3,219
                                                                                                                      ----------
    Total expenses .........................................................................................             168,763
    Less expenses borne by investment adviser ..............................................................             (72,050)
                                                                                                                      ----------
    Net expenses ...........................................................................................              96,713
                                                                                                                      ----------
NET INVESTMENT INCOME ......................................................................................             231,093
                                                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..........................................................................            (187,268)
  Net realized loss on foreign currency transactions .......................................................              (5,257)
  Net change in unrealized appreciation (depreciation) on investments ......................................           2,023,340
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions                 275
                                                                                                                      ----------
NET GAIN ON INVESTMENTS ....................................................................................           1,831,090
                                                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................          $2,062,183
                                                                                                                      ==========

                        See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                     SIX MONTHS
                                                                                                       ENDED
                                                                                                       6/30/02          YEAR ENDED
                                                                                                     (UNAUDITED)         12/31/01
                                                                                                     -----------       -----------
FROM OPERATIONS
  Net investment income (loss) ...................................................................   $   231,093       $   312,722
  Net realized gain (loss) .......................................................................      (192,525)         (999,075)
  Net change in unrealized appreciation (depreciation) ...........................................     2,023,615           855,407
                                                                                                     -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................     2,062,183           169,054
                                                                                                     -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................................      (149,577)         (289,069)
                                                                                                     -----------       -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................................      (149,577)         (289,069)
                                                                                                     -----------       -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,484,532 and 2,340,672 shares, respectively) ...................    12,569,929        16,679,198
  Net asset value of shares issued from reinvestment of distributions (17,875 and 40,074 shares,
    respectively) ................................................................................       149,577           289,069
  Cost of shares repurchased (1,472,324 and 2,344,849 shares, respectively) ......................   (12,337,464)      (16,761,270)
                                                                                                     -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................       382,042           206,997
                                                                                                     -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................     2,294,648            86,982
NET ASSETS
  Beginning of period ............................................................................    13,575,166        13,488,184
                                                                                                     -----------       -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $202,155 AND $120,639,
    RESPECTIVELY) ................................................................................   $15,869,814       $13,575,166
                                                                                                     ===========       ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                      SIX MONTHS
                                                        ENDED                    YEAR ENDED DECEMBER 31,
                                                       6/30/02       -----------------------------------------------
                                                     (UNAUDITED)      2001       2000      1999      1998      1997
                                                     -----------     ------     ------    ------    ------    ------
Net asset value, beginning of period ...............    $ 7.37       $ 7.47     $ 9.16    $ 6.13    $ 6.44    $ 9.96
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................      0.12         0.19       0.22      0.11(2)   0.13(2)   0.15
  Net realized and unrealized gain (loss) ..........      1.06        (0.12)     (1.67)     3.00     (0.41)    (3.36)
                                                        ------       ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ...............      1.18         0.07      (1.45)     3.11     (0.28)    (3.21)
                                                        ------       ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............     (0.08)       (0.17)     (0.24)    (0.08)    (0.03)    (0.25)
  Distributions from net realized gains ............        --           --         --        --        --     (0.01)
  Tax return of capital ............................        --           --         --        --        --     (0.05)
                                                        ------       ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ............................     (0.08)       (0.17)     (0.24)    (0.08)    (0.03)    (0.31)
                                                        ------       ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ..........................      1.10        (0.10)     (1.69)     3.03     (0.31)    (3.52)
                                                        ------       ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .....................    $ 8.47       $ 7.37     $ 7.47    $ 9.16    $ 6.13    $ 6.44
                                                        ======       ======     ======    ======    ======    ======
Total return .......................................     16.13%(4)     1.02%    (15.96)%   50.96%    (4.44)%  (32.39)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ............   $15,870      $13,575    $13,488   $17,838    $9,510   $10,017
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ............................      1.32%(3)     1.25%      1.25%     1.25%     1.25%     1.25%
  Net investment income ............................      3.15%(3)     2.44%      2.42%     1.49%     2.09%     1.63%
Portfolio turnover .................................        10%(4)       46%        60%       35%       46%       27%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets  would have been 2.30%,  2.41%,  2.41%,  2.39%,  2.50% and 2.00% for the periods  ended June 30, 2002,
    December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(2) Computed using average shares outstanding.
(3) Annualized.
(4) Not annualized.

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                             SHARES         VALUE
                                                             ------       ----------
COMMON STOCKS--82.0%
ADVERTISING--1.3%
  Omnicom Group, Inc. ..................................      1,600       $   73,280
                                                                          ----------
AEROSPACE & DEFENSE--3.0%
  Northrop Grumman Corp. ...............................        600           75,000
  Raytheon Co. .........................................      2,300           93,725
                                                                          ----------
                                                                             168,725
                                                                          ----------
APPLICATION SOFTWARE--1.3%
  Mentor Graphics Corp. (b) ............................      2,200           31,284
  PeopleSoft, Inc. (b) .................................      2,800           41,664
                                                                          ----------
                                                                              72,948
                                                                          ----------
AUTO PARTS & EQUIPMENT--1.0%
  Gentex Corp. (b) .....................................      2,000           54,940
                                                                          ----------
BANKS--1.3%
  Marshall & Ilsley Corp. ..............................      1,200           37,116
  TCF Financial Corp. ..................................        700           34,370
                                                                          ----------
                                                                              71,486
                                                                          ----------
BREWERS--1.3%
  Coors (Adolph) Co. Class B ...........................      1,200           74,760
                                                                          ----------
CONSTRUCTION MATERIALS--0.8%
  Martin Marietta Materials, Inc. ......................      1,200           46,800
                                                                          ----------
DATA PROCESSING SERVICES--2.3%
  Ceridian Corp. (b) ...................................      5,500          104,390
  Certegy, Inc. (b) ....................................        600           22,266
                                                                          ----------
                                                                             126,656
                                                                          ----------
DIVERSIFIED CHEMICALS--0.9%
  Engelhard Corp. ......................................      1,700           48,144
                                                                          ----------
DIVERSIFIED COMMERCIAL SERVICES--4.7%
  Block (H&R), Inc. ....................................      1,600           73,840
  Convergys Corp. (b) ..................................      4,500           87,660
  IMS Health, Inc. .....................................      5,700          102,315
                                                                          ----------
                                                                             263,815
                                                                          ----------
DIVERSIFIED FINANCIAL SERVICES--2.3%
  Ambac Financial Group, Inc. ..........................        700           47,040
  Principal Financial Group (The), Inc. (b) ............      2,700           83,700
                                                                          ----------
                                                                             130,740
                                                                          ----------
ELECTRIC UTILITIES--1.7%
  Wisconsin Energy Corp. ...............................      3,800           96,026
                                                                          ----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.8%
  Molex, Inc. Class A ..................................      1,900           52,117
  Rockwell Automation, Inc. ............................      2,500           49,950
                                                                          ----------
                                                                             102,067
                                                                          ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--6.4%
  Amphenol Corp. Class A (b) ...........................      1,800           64,800
  Diebold, Inc. ........................................      1,300           48,412
  Millipore Corp. (b) ..................................      1,400           44,772
  Roper Industries, Inc. ...............................      1,500           55,950
  Vishay Intertechnology, Inc. (b) .....................      2,500           55,000
  Waters Corp. (b) .....................................      3,500           93,450
                                                                          ----------
                                                                             362,384
                                                                          ----------
ENVIRONMENTAL SERVICES--1.7%
  Republic Services, Inc. (b) ..........................      5,000           95,350
                                                                          ----------
FOOTWEAR--1.0%
  NIKE, Inc. Class B ...................................      1,000           53,650
                                                                          ----------

                                                             SHARES         VALUE
                                                             ------       ----------
FOREST PRODUCTS--0.6%
  Louisiana-Pacific Corp. ..............................      3,000       $   31,770
                                                                          ----------
GENERAL MERCHANDISE STORES--0.8%
  Family Dollar Stores, Inc. ...........................      1,200           42,300
                                                                          ----------
HEALTH CARE DISTRIBUTORS & SERVICES--1.2%
  Quest Diagnostics, Inc. (b) ..........................        800           68,840
                                                                          ----------
HEALTH CARE EQUIPMENT--5.3%
  Apogent Technologies, Inc. (b) .......................      5,700          117,249
  Bard (C.R.), Inc. ....................................      1,000           56,580
  Beckman Coulter, Inc. ................................      1,700           84,830
  St. Jude Medical, Inc. (b) ...........................        500           36,925
                                                                          ----------
                                                                             295,584
                                                                          ----------
HOME FURNISHINGS--1.2%
  Mohawk Industries, Inc. (b) ..........................      1,053           64,791
                                                                          ----------
HOUSEHOLD APPLIANCES--2.0%
  Black & Decker Corp. (The) ...........................      1,100           53,020
  Stanley Works (The) ..................................      1,500           61,515
                                                                          ----------
                                                                             114,535
                                                                          ----------
HOUSEHOLD PRODUCTS--2.4%
  Clorox Co. (The) .....................................      1,100           45,485
  Dial Corp. (The) .....................................      4,600           92,092
                                                                          ----------
                                                                             137,577
                                                                          ----------
HOUSEWARES & SPECIALTIES--1.9%
  Fortune Brands, Inc. .................................      1,000           56,000
  Newell Rubbermaid, Inc. ..............................      1,400           49,084
                                                                          ----------
                                                                             105,084
                                                                          ----------
INDUSTRIAL MACHINERY--6.2%
  Dover Corp. ..........................................      3,000          105,000
  ITT Industries, Inc. .................................        700           49,420
  Kennametal, Inc. .....................................      1,000           36,600
  Pentair, Inc. ........................................      1,100           52,888
  SPX Corp. (b) ........................................        900          105,750
                                                                          ----------
                                                                             349,658
                                                                          ----------
IT CONSULTING & SERVICES--0.8%
  Affiliated Computer Services, Inc. Class A (b) .......        900           42,732
                                                                          ----------
LEISURE PRODUCTS--3.3%
  Brunswick Corp. ......................................      5,000          140,000
  Mattel, Inc. .........................................      2,200           46,376
                                                                          ----------
                                                                             186,376
                                                                          ----------
MANAGED HEALTH CARE--1.0%
  WellPoint Health Networks, Inc. (b) ..................        700           54,467
                                                                          ----------
METAL & GLASS CONTAINERS--0.8%
  Pactiv Corp. (b) .....................................      1,900           45,220
                                                                          ----------
OFFICE ELECTRONICS--1.5%
  Zebra Technologies Corp. Class A (b) .................      1,700           81,974
                                                                          ----------
OFFICE SERVICES & SUPPLIES--1.2%
  Miller (Herman), Inc. ................................      3,300           66,990
                                                                          ----------
OIL & GAS EQUIPMENT & SERVICES--1.7%
  BJ Services Co. (b) ..................................      1,000           33,880
  Cooper Cameron Corp. (b) .............................        600           29,052
  Weatherford International Ltd (b) ....................        800           34,560
                                                                          ----------
                                                                              97,492
                                                                          ----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.5%
  Valero Energy Corp. ..................................        800           29,936
                                                                          ----------

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

                                                             SHARES         VALUE
                                                             ------       ----------
PERSONAL PRODUCTS--0.7%
  Avon Products, Inc. ..................................        800       $   41,792
                                                                          ----------
PHARMACEUTICALS--0.7%
  Watson Pharmaceuticals, Inc. (b) .....................      1,500           37,905
                                                                          ----------
PROPERTY & CASUALTY INSURANCE--2.0%
  MGIC Investment Corp. ................................        800           54,240
  Odyssey Re Holdings Corp. ............................      3,400           59,126
                                                                          ----------
                                                                             113,366
                                                                          ----------
RAILROADS--0.8%
  Norfolk Southern Corp. ...............................      2,000           46,760
                                                                          ----------
RESTAURANTS--1.7%
  Jack in the Box, Inc. (b) ............................      1,600           50,880
  Outback Steakhouse, Inc. (b) .........................      1,300           45,630
                                                                          ----------
                                                                              96,510
                                                                          ----------
SEMICONDUCTOR EQUIPMENT--0.7%
  FEI Co. (b) ..........................................      1,700           41,667
                                                                          ----------
SEMICONDUCTORS--2.2%
  Integrated Device Technology, Inc. (b) ...............      1,900           34,466
  Lattice Semiconductor Corp. (b) ......................      4,500           39,330
  Microchip Technology, Inc. (b) .......................      1,800           49,374
                                                                          ----------
                                                                             123,170
                                                                          ----------
SPECIALTY CHEMICALS--2.6%
  Cambrex Corp. ........................................      1,100           44,110
  OM Group, Inc. .......................................        700           43,400
  Rohm & Haas Co. ......................................      1,400           56,686
                                                                          ----------
                                                                             144,196
                                                                          ----------
SPECIALTY STORES--0.7%
  Barnes & Noble, Inc. (b) .............................      1,500           39,645
                                                                          ----------
SYSTEMS SOFTWARE--3.6%
  BMC Software, Inc. (b) ...............................      4,700           78,020
  Computer Associates International, Inc. ..............      6,900          109,641
  Wind River Systems, Inc. (b) .........................      3,100           15,531
                                                                          ----------
                                                                             203,192
                                                                          ----------
TELECOMMUNICATIONS EQUIPMENT--1.1%
  Advanced Fibre Communications, Inc. (b) ..............      3,700           61,198
                                                                          ----------
TOTAL COMMON STOCKS
  (Identified cost $4,622,711) ....................................        4,606,498
                                                                          ----------
FOREIGN COMMON STOCKS--3.6%

INDUSTRIAL MACHINERY--0.9%
  Mettler-Toledo International, Inc. (Switzerland) (b) .      1,300           47,931
                                                                          ----------
OIL & GAS DRILLING--0.5%
  Noble Corp. (Cayman Islands) (b) .....................        800           30,880
                                                                          ----------
PHARMACEUTICALS--1.4%
  Teva Pharmaceutical Industries Ltd. ADR (Israel) .....      1,200           80,136
                                                                          ----------
PROPERTY & CASUALTY INSURANCE--0.8%
  XL Capital Ltd. Class A (Bermuda) ....................        500           42,350
                                                                          ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $209,103) ......................................          201,297
                                                                          ----------
TOTAL LONG TERM INVESTMENTS--85.6%
  (Identified cost $4,831,814) ....................................        4,807,795
                                                                          ----------

                                               STANDARD        PAR
                                               & POOR'S       VALUE
                                                RATING        (000)          VALUE
                                               --------       -----       ---------


SHORT-TERM OBLIGATIONS--16.5%
FEDERAL AGENCY SECURITIES--16.5%
  FHLB Discount Note 1.87%, 7/1/02                AAA         $ 930       $  930,000
                                                                          ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $930,000)                                                 930,000
                                                                          ----------
TOTAL INVESTMENTS--102.1%
  (Identified Cost $5,761,814)                                             5,737,795(a)
  Other assets and liabilities, net--(2.1)%                                 (120,715)
                                                                          ----------
NET ASSETS--100.0%                                                        $5,617,080
                                                                          ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $337,161 and gross depreciation of $362,759 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $5,763,393.
(b)  Non-income producing.

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $5,761,814) ..........................     $5,737,795
Cash .................................................................................            173
Receivables
  Investment securities sold .........................................................         34,805
  Fund shares sold ...................................................................         17,976
  Receivable from adviser ............................................................          5,694
  Dividends and interest .............................................................          1,131
                                                                                           ----------
    Total assets .....................................................................      5,797,574
                                                                                           ----------
LIABILITIES
Payables
  Investment securities purchased ....................................................        146,376
  Fund shares repurchased ............................................................             82
  Professional fee ...................................................................         20,896
  Financial agent fee ................................................................          3,745
  Trustees' fee ......................................................................          2,183
Accrued expenses .....................................................................          7,212
                                                                                           ----------
    Total liabilities ................................................................        180,494
                                                                                           ----------
NET ASSETS .........................................................................       $5,617,080
                                                                                           ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ...................................     $5,567,473
  Accumulated net investment loss ....................................................         (3,539)
  Accumulated net realized gain ......................................................         77,165
  Net unrealized depreciation ........................................................        (24,019)
                                                                                           ----------
NET ASSETS ...........................................................................     $5,617,080
                                                                                           ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....        536,617
                                                                                           ==========
Net asset value and offering price per share .........................................         $10.47
                                                                                               ======


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ..........................................................................     $  12,942
  Interest ...........................................................................         7,693
  Foreign tax withheld ...............................................................           (30)
                                                                                           ---------
    Total investment income ..........................................................        20,605
                                                                                           ---------
EXPENSES
  Investment advisory fee ............................................................        19,912
  Financial agent fee ................................................................        21,965
  Professional .......................................................................        15,278
  Custodian ..........................................................................         7,276
  Trustees ...........................................................................         3,455
  Printing ...........................................................................         2,605
  Miscellaneous ......................................................................         2,833
                                                                                           ---------
    Total expenses ...................................................................        73,324
    Less expenses borne by investment adviser ........................................       (48,256)
    Custodian fees paid indirectly ...................................................            (6)
                                                                                           ---------
    Net expenses .....................................................................        25,062
                                                                                           ---------
NET INVESTMENT LOSS ..................................................................        (4,457)
                                                                                           ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ....................................................        78,084
  Net change in unrealized appreciation (depreciation) on investments ................      (235,330)
                                                                                           ---------
NET LOSS ON INVESTMENTS ..............................................................      (157,246)
                                                                                           ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................     $(161,703)
                                                                                           =========

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     SIX MONTHS
                                                                                                        ENDED        FROM INCEPTION
                                                                                                       6/30/02         10/29/01 TO
                                                                                                     (UNAUDITED)         12/31/01
                                                                                                     -----------     --------------
FROM OPERATIONS
  Net investment income (loss) .....................................................................   $    (4,457)    $       918
  Net realized gain (loss) .........................................................................        78,084           5,491
  Net change in unrealized appreciation (depreciation) .............................................      (235,330)        211,311
                                                                                                       -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................................      (161,703)        217,720
                                                                                                       -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized short term gain .....................................................................        (6,410)             --
                                                                                                       -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .............................        (6,410)             --
                                                                                                       -----------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (220,494 and 353,886 shares, respectively) .........................     2,433,760       3,552,216
  Net asset value of shares issued from reinvestment of distributions
    (617 and 0 shares, respectively) ...............................................................         6,410              --
  Cost of shares repurchased (36,625 and 1,755 shares, respectively) ...............................      (407,052)        (17,861)
                                                                                                       -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ........................................     2,033,118       3,534,355
                                                                                                       -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS ............................................................     1,865,005       3,752,075
NET ASSETS
  Beginning of period ..............................................................................     3,752,075              --
                                                                                                       -----------     -----------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF $(3,539) AND UNDISTRIBUTED
    NET INVESTMENT INCOME OF $918), RESPECTIVELY ...................................................   $ 5,617,080     $ 3,752,075
                                                                                                       ===========     ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                  SIX MONTHS
                                                     ENDED      FROM INCEPTION
                                                    6/30/02       10/29/01 TO
                                                  (UNAUDITED)      12/31/01
                                                  -----------   --------------
Net asset value, beginning of period ...........     $10.66          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................      (0.01)             --(4)
  Net realized and unrealized gain (loss) ......      (0.17)           0.66
                                                     ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ...........      (0.18)           0.66
                                                     ------          ------
LESS DISTRIBUTIONS
  Distributions from net realized gains ........      (0.01)             --
                                                     ------          ------
    TOTAL DISTRIBUTIONS ........................      (0.01)             --
                                                     ------          ------
CHANGE IN NET ASSET VALUE ......................      (0.19)           0.66
                                                     ------          ------
NET ASSET VALUE, END OF PERIOD .................     $10.47          $10.66
                                                     ======          ======
Total return ...................................      (1.64)%(3)       6.55%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ........     $5,617          $3,752
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ........................       1.07%(2)(5)     1.05%(2)
  Net investment income ........................      (0.19)%(2)       0.16%(2)
Portfolio turnover .............................         25%(3)          12%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.13% and 7.13% for the periods ended June 30, 2002 and December 31, 2001, respectively.
(2)  Annualized.
(3)  Not annualized.
(4)  Amount is less than $0.01.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                            SHARES           VALUE
                                                           --------       ----------
COMMON STOCKS--89.8%
BANKS--10.8%
  Bank of America Corp. ................................      1,400       $   98,504
  Bank One Corp. .......................................      1,700           65,416
  FleetBoston Financial Corp. ..........................      2,000           64,700
  Golden West Financial Corp. ..........................      1,000           68,780
  National City Corp. ..................................      1,500           49,875
  Wachovia Corp. .......................................      1,900           72,542
  Washington Mutual, Inc. ..............................      2,500           92,775
                                                                          ----------
                                                                             512,592
                                                                          ----------
BIOTECHNOLOGY--1.0%
  Amgen, Inc. (b) ......................................      1,100           46,068
                                                                          ----------
BROADCASTING & CABLE TV--1.6%
  Comcast Corp. Class A (b) ............................      3,200           76,288
                                                                          ----------
COMPUTER HARDWARE--3.0%
  Dell Computer Corp. (b) ..............................      2,900           75,806
  Hewlett-Packard Co. ..................................      4,200           64,176
                                                                          ----------
                                                                             139,982
                                                                          ----------
CONSUMER FINANCE--1.8%
  MBNA Corp. ...........................................      2,600           85,982
                                                                          ----------
DEPARTMENT STORES--4.0%
  Federated Department Stores, Inc. (b) ................        900           35,730
  Kohl's Corp. (b) .....................................      1,900          133,152
  Sears, Roebuck and Co. ...............................        400           21,720
                                                                          ----------
                                                                             190,602
                                                                          ----------
DIVERSIFIED CHEMICALS--2.8%
  Dow Chemical Co. (The) ...............................      2,100           72,198
  Du Pont (E.I.) de Nemours & Co. ......................      1,300           57,720
                                                                          ----------
                                                                             129,918
                                                                          ----------
DIVERSIFIED FINANCIAL SERVICES--8.5%
  Citigroup, Inc. ......................................      3,300          127,875
  Freddie Mac ..........................................      2,100          128,520
  Goldman Sachs Group, Inc. (The) ......................        650           47,677
  Lehman Brothers Holdings, Inc. .......................      1,000           62,520
  Morgan Stanley .......................................        800           34,464
                                                                          ----------
                                                                             401,056
                                                                          ----------
DRUG RETAIL--2.1%
  Walgreen Co. .........................................      2,600          100,438
                                                                          ----------
ELECTRIC UTILITIES--3.2%
  Ameren Corp. .........................................      1,200           51,612
  American Electric Power Co., Inc. ....................      1,800           72,036
  Cinergy Corp. ........................................        800           28,792
                                                                          ----------
                                                                             152,440
                                                                          ----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
  Cooper Industries Ltd. Class A .......................        600           23,580
                                                                          ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
  Solectron Corp. (b) ..................................      7,100           43,665
  Tech Data Corp. (b) ..................................        300           11,355
                                                                          ----------
                                                                              55,020
                                                                          ----------
GENERAL MERCHANDISE STORES--2.5%
  Target Corp. .........................................      1,800           68,580
  Wal-Mart Stores, Inc. ................................        900           49,509
                                                                          ----------
                                                                             118,089
                                                                          ----------


                                                            SHARES           VALUE
                                                           --------       ----------
HEALTH CARE DISTRIBUTORS & SERVICES--1.3%
  Cardinal Health, Inc. ................................      1,000       $   61,410
                                                                          ----------
HEALTH CARE FACILITIES--1.2%
  Tenet Healthcare Corp. (b) ...........................        800           57,240
                                                                          ----------
HOME FURNISHINGS--0.8%
  Leggett & Platt, Inc. ................................      1,600           37,440
                                                                          ----------
HOME IMPROVEMENT RETAIL--2.5%
  Home Depot, Inc. (The) ...............................      3,200          117,536
                                                                          ----------
HOMEBUILDING--0.6%
  Centex Corp. .........................................        500           28,895
                                                                          ----------
HOUSEHOLD APPLIANCES--0.7%
  Whirlpool Corp. ......................................        500           32,680
                                                                          ----------
INDUSTRIAL CONGLOMERATES--2.5%
  General Electric Co. .................................      4,000          116,200
                                                                          ----------
INDUSTRIAL MACHINERY--0.6%
  Eaton Corp. ..........................................        400           29,100
                                                                          ----------
INTEGRATED OIL & GAS--4.2%
  Conoco, Inc. .........................................        900           25,020
  Occidental Petroleum Corp. ...........................      2,400           71,976
  Phillips Petroleum Co. ...............................      1,700          100,096
                                                                          ----------
                                                                             197,092
                                                                          ----------
INTEGRATED TELECOMMUNICATION SERVICES--0.7%
  Qwest Communications International, Inc. (b) .........     11,100           31,080
  WorldCom, Inc. - WorldCom Group (b)(c) ...............     18,100            1,629
                                                                          ----------
                                                                              32,709
                                                                          ----------
IT CONSULTING & SERVICES--1.2%
  Electronic Data Systems Corp. ........................      1,500           55,725
                                                                          ----------
MANAGED HEALTH CARE--4.5%
  CIGNA Corp. ..........................................        500           48,710
  UnitedHealth Group, Inc. .............................      1,800          164,790
                                                                          ----------
                                                                             213,500
                                                                          ----------
METAL & GLASS CONTAINERS--0.7%
  Smurfit-Stone Container Corp. (b) ....................      2,000           30,840
                                                                          ----------
MOVIES & ENTERTAINMENT--3.1%
  AOL Time Warner, Inc. (b) ............................      2,600           38,246
  Viacom, Inc. Class B (b) .............................      2,400          106,488
                                                                          ----------
                                                                             144,734
                                                                          ----------
MULTI-LINE INSURANCE--2.0%
  American International Group, Inc. ...................      1,400           95,522
                                                                          ----------
PAPER PRODUCTS--2.1%
  Georgia-Pacific Corp. ................................        800           19,664
  International Paper Co. ..............................      1,825           79,534
                                                                          ----------
                                                                              99,198
                                                                          ----------
PHARMACEUTICALS--6.5%
  Johnson & Johnson ....................................        800           41,808
  Pfizer, Inc. .........................................      5,800          203,000
  Pharmacia Corp. ......................................      1,700           63,665
                                                                          ----------
                                                                             308,473
                                                                          ----------
PROPERTY & CASUALTY INSURANCE--1.3%
  Allstate Corp. (The) .................................      1,700           62,866
                                                                          ----------
PUBLISHING & PRINTING--0.3%
  New York Times Co. (The) Class A .....................        300           15,450
                                                                          ----------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

                                                            SHARES           VALUE
                                                           --------       ----------
RAILROADS--1.8%
  Burlington Northern Santa Fe Corp. ...................      2,900       $   87,000
                                                                          ----------
SEMICONDUCTORS--1.9%
  Intel Corp. ..........................................      4,915           89,797
                                                                          ----------
SYSTEMS SOFTWARE--2.4%
  Microsoft Corp. (b) ..................................      2,100          114,870
                                                                          ----------
TELECOMMUNICATIONS EQUIPMENT--1.1%
  Corning, Inc. (b) ....................................      6,200           22,010
  Tellabs, Inc. (b) ....................................      4,800           29,760
                                                                          ----------
                                                                              51,770
                                                                          ----------
TOBACCO--0.6%
  Philip Morris Cos., Inc. .............................        650           28,392
                                                                          ----------
TRADING COMPANIES & DISTRIBUTORS--1.6%
  Genuine Parts Co. ....................................      2,200           76,714
                                                                          ----------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
  Sprint Corp. (PCS Group) (b) .........................      6,400           28,608
                                                                          ----------
TOTAL COMMON STOCKS
  (Identified cost $4,754,470) ....................................        4,245,816
                                                                          ----------
FOREIGN COMMON STOCKS--3.4%
AUTO PARTS & EQUIPMENT--1.3%
  Magna International, Inc. Class A (Canada) ...........        900           61,965
                                                                          ----------
TELECOMMUNICATIONS EQUIPMENT--2.1%
  Nokia Oyj ADR (Finland) ..............................      5,500           79,640
  Nortel Networks Corp. (Canada) (b) ...................     14,600           21,170
                                                                          ----------
                                                                             100,810
                                                                          ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $191,715) ......................................         162,775
                                                                          ----------
TOTAL LONG TERM INVESTMENTS--93.2%
  (Identified cost $4,946,185) ....................................        4,408,591
                                                                          ----------


                                                              PAR
                                                             VALUE
                                                             (000)          VALUE
                                                            -------       ----------
SHORT-TERM OBLIGATIONS--4.9%
MONEY MARKET MUTUAL FUNDS--4.9%
  SSgA Money Market Fund (1.65% seven day
    effective yield) ...................................      $ 232       $  231,588
                                                                          ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $231,588) ......................................          231,588
                                                                          ----------
TOTAL INVESTMENTS--98.1%
  (Identified Cost $5,177,773) ....................................        4,640,179(a)
  Other assets and liabilities, net--1.9% .........................           87,667
                                                                          ----------
NET ASSETS--100.0% ................................................       $4,727,846
                                                                          ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $249,761 and gross depreciation of $799,652 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $5,190,070.
(b)  Non-income producing.
(c) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At June 30, 2002, this security amounted to a value of $1,629 or 0.03% of net assets.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $5,177,773) ..........................     $4,640,179
Cash .................................................................................         94,249
Receivables
  Fund shares sold ...................................................................         22,516
  Dividends and interest .............................................................          6,725
  Receivable from adviser ............................................................          5,734
                                                                                           ----------
    Total assets .....................................................................      4,769,403
                                                                                           ----------
LIABILITIES
Payables
  Fund shares repurchased ............................................................          6,693
  Professional fee ...................................................................         20,433
  Printing fee .......................................................................          8,434
  Financial agent fee ................................................................          3,724
  Trustees' fee ......................................................................          1,721
Accrued expenses .....................................................................            552
                                                                                           ----------
    Total liabilities ................................................................         41,557
                                                                                           ----------
NET ASSETS ...........................................................................     $4,727,846
                                                                                           ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ...................................     $5,339,069
  Undistributed net investment income ................................................          8,871
  Accumulated net realized loss ......................................................        (82,500)
  Net unrealized depreciation ........................................................       (537,594)
                                                                                           ----------
NET ASSETS ...........................................................................     $4,727,846
                                                                                           ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....        526,350
                                                                                           ==========
Net asset value and offering price per share .........................................          $8.98
                                                                                                =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ..........................................................................     $  30,341
  Interest ...........................................................................         1,831
  Foreign taxes withheld .............................................................          (274)
                                                                                           ---------
    Total investment income ..........................................................        31,898
                                                                                           ---------
EXPENSES
  Financial agent fee ................................................................        21,850
  Investment advisory fee ............................................................        18,325
  Professional .......................................................................        14,815
  Custodian ..........................................................................         4,338
  Trustees ...........................................................................         3,455
  Printing ...........................................................................         3,125
  Miscellaneous ......................................................................         2,826
                                                                                           ---------
    Total expenses ...................................................................        68,734
    Less expenses borne by investment adviser ........................................       (45,707)
                                                                                           ---------
    Net expenses .....................................................................        23,027
                                                                                           ---------
NET INVESTMENT INCOME ................................................................         8,871
                                                                                           ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ....................................................       (81,557)
  Net change in unrealized appreciation (depreciation) on investments ................      (720,253)
                                                                                           ---------
NET LOSS ON INVESTMENTS ..............................................................      (801,810)
                                                                                           ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................     $(792,939)
                                                                                           =========

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     SIX MONTHS
                                                                                                        ENDED        FROM INCEPTION
                                                                                                       6/30/02         10/29/01 TO
                                                                                                     (UNAUDITED)        12/31/01
                                                                                                     -----------     --------------
FROM OPERATIONS
  Net investment income (loss) ...................................................................   $    8,871        $    4,057
  Net realized gain (loss) .......................................................................      (81,557)             (943)
  Net change in unrealized appreciation (depreciation) ...........................................     (720,253)          182,659
                                                                                                     ----------        ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................     (792,939)          185,773
                                                                                                     ----------        ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................................           --            (4,117)
                                                                                                     ----------        ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................................           --            (4,117)
                                                                                                     ----------        ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (217,112 and 346,666 shares, respectively) .......................    2,188,540         3,524,549
  Net asset value of shares issued from reinvestment of distributions (0 and 384 shares,
    respectively) ................................................................................           --             4,117
  Cost of shares repurchased (37,484 and 328 shares, respectively) ...............................     (374,604)           (3,473)
                                                                                                     ----------        ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................    1,813,936         3,525,193
                                                                                                     ----------        ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................    1,020,997         3,706,849
NET ASSETS
  Beginning of period ............................................................................    3,706,849                --
                                                                                                     ----------        ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $8,871 AND $0,
    RESPECTIVELY) ................................................................................   $4,727,846        $3,706,849
                                                                                                     ==========        ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                  SIX MONTHS
                                                     ENDED      FROM INCEPTION
                                                    6/30/02       10/29/01 TO
                                                  (UNAUDITED)      12/31/01
                                                  -----------   --------------
Net asset value, beginning of period ............   $10.69          $10.00
INCOME FROM INVESTMENT OPERATIONS (4)
  Net investment income (loss) ..................     0.02            0.01
  Net realized and unrealized gain (loss) .......    (1.73)           0.69
                                                    ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ............    (1.71)           0.70
                                                    ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..........       --           (0.01)
                                                    ------          ------
    TOTAL DISTRIBUTIONS .........................       --           (0.01)
                                                    ------          ------
CHANGE IN NET ASSET VALUE .......................    (1.71)           0.69
                                                    ------          ------
NET ASSET VALUE, END OF PERIOD ..................   $ 8.98          $10.69
                                                    ======          ======
Total return ....................................   (15.98)%(3)       7.03%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .........   $4,728          $3,707
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .........................     1.07%(2)        1.05%(2)
  Net investment income .........................     0.41%(2)        0.80%(2)
Portfolio turnover ..............................       13%(3)           1%(3)


(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.19% and 7.93% for the periods ended June 30, 2002 and December 31, 2001, respectively.
(2)  Annualized.
(3)  Not annualized.
(4) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                        See Notes to Financial Statements

                         PHOENIX-DEUTSCHE DOW 30 SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                             SHARES        VALUE
                                                             -------     ----------
COMMON STOCKS--99.1%
AEROSPACE & DEFENSE--10.8%
  Boeing Co. (The) .....................................      15,682     $   705,690
  Honeywell International, Inc. ........................      15,682         552,477
  United Technologies Corp. ............................      15,682       1,064,808
                                                                         -----------
                                                                           2,322,975
                                                                         -----------
ALUMINUM--2.4%
  Alcoa, Inc. ..........................................      15,682         519,858
                                                                         -----------
AUTOMOBILE MANUFACTURERS--3.9%
  General Motors Corp. .................................      15,682         838,203
                                                                         -----------
COMPUTER HARDWARE--6.4%
  Hewlett-Packard Co. ..................................      15,682         239,621
  International Business Machines Corp. ................      15,682       1,129,104
                                                                         -----------
                                                                           1,368,725
                                                                         -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--3.6%
  Caterpillar, Inc. ....................................      15,682         767,634
                                                                         -----------
DIVERSIFIED CHEMICALS--3.2%
  Du Pont (E.I.) de Nemours & Co. ......................      15,682         696,281
                                                                         -----------
DIVERSIFIED FINANCIAL SERVICES--7.9%
  American Express Co. .................................      15,682         569,570
  Citigroup, Inc. ......................................      15,682         607,678
  J.P. Morgan Chase & Co. ..............................      15,682         531,933
                                                                         -----------
                                                                           1,709,181
                                                                         -----------
GENERAL MERCHANDISE STORES--4.0%
  Wal-Mart Stores, Inc. ................................      15,682         862,667
                                                                         -----------
HOME IMPROVEMENT RETAIL--2.7%
  Home Depot, Inc. (The) ...............................      15,682         576,000
                                                                         -----------
HOUSEHOLD PRODUCTS--6.5%
  Procter & Gamble Co. (The) ...........................      15,682       1,400,403
                                                                         -----------
INDUSTRIAL CONGLOMERATES--11.1%
  3M Co. ...............................................      15,682       1,928,886
  General Electric Co. .................................      15,682         455,562
                                                                         -----------
                                                                           2,384,448
                                                                         -----------
INTEGRATED OIL & GAS--3.0%
  Exxon Mobil Corp. ....................................      15,682         641,707
                                                                         -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.0%
  AT&T Corp. ...........................................      15,682         167,797
  SBC Communications, Inc. .............................      15,682         478,301
                                                                         -----------
                                                                             646,098
                                                                         -----------
MOVIES & ENTERTAINMENT--1.4%
  Walt Disney Co. (The) ................................      15,682         296,390
                                                                         -----------
PAPER PRODUCTS--3.2%
  International Paper Co. ..............................      15,682         683,421
                                                                         -----------


                                                             SHARES        VALUE
                                                             -------     ----------
PHARMACEUTICALS--7.5%
  Johnson & Johnson ....................................      15,682     $   819,541
  Merck & Co., Inc. ....................................      15,682         794,137
                                                                         -----------
                                                                           1,613,678
                                                                         -----------
PHOTOGRAPHIC PRODUCTS--2.1%
  Eastman Kodak Co. ....................................      15,682         457,444
                                                                         -----------
RESTAURANTS--2.1%
  McDonald's Corp. .....................................      15,682         446,154
                                                                         -----------
SEMICONDUCTORS--1.3%
  Intel Corp. ..........................................      15,682         286,510
                                                                         -----------
SOFT DRINKS--4.1%
  Coca-Cola Co. (The) ..................................      15,682         878,192
                                                                         -----------
SYSTEMS SOFTWARE--4.0%
  Microsoft Corp. (b) ..................................      15,682         857,805
                                                                         -----------
TOBACCO--3.2%
  Philip Morris Cos., Inc. .............................      15,682         684,990
                                                                         -----------
EXCHANGE TRADED FUNDS--1.7%
  DIAMONDS Trust, Series I .............................       3,880         358,900
                                                                         -----------
TOTAL COMMON STOCKS
  (Identified cost $24,336,886) ....................................      21,297,664
                                                                         -----------
TOTAL LONG TERM INVESTMENTS--99.1%
  (Identified cost $24,336,886) ....................................      21,297,664
                                                                         -----------

                                               STANDARD         PAR
                                               & POOR'S        VALUE
                                                RATING         (000)
                                               --------        -----
SHORT-TERM OBLIGATIONS--0.5%
U.S. TREASURY BILLS--0.0%
  U.S. Treasury Bills 0%, 9/19/02 ..........      AAA           $ 15          14,945
                                                                         -----------
REPURCHASE AGREEMENTS--0.5%
  State Street Bank & Trust Co. repurchase
    agreement 0.25%, dated 6/28/02 due
    7/1/02, repurchase price $103,002,
    collateralized by U.S. Treasury Note
    6.75%, 5/15/05, market value
    $110,000 ...............................                     103         103,000
                                                                         -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $117,945) .......................................         117,945
                                                                         -----------
TOTAL INVESTMENTS--99.6%
  (Identified cost $24,454,831) ....................................      21,415,609(a)
  Other assets and liabilities, net--0.4% ..........................          78,262
                                                                         -----------
NET ASSETS--100.0% .................................................     $21,493,871
                                                                         ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,366,011 and gross depreciation of $4,538,358 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $24,587,956.
(b)  Non-income producing.

                        See Notes to Financial Statements

                         PHOENIX-DEUTSCHE DOW 30 SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $24,454,831) .................................................   $21,415,609
Cash .........................................................................................................           579
Receivables
  Investment securities sold .................................................................................        71,015
  Fund shares sold ...........................................................................................        40,167
  Dividends and interest .....................................................................................        39,118
  Receivable from adviser ....................................................................................         1,808
                                                                                                                 -----------
    Total assets .............................................................................................    21,568,296
                                                                                                                 -----------
LIABILITIES
Payables
  Fund shares repurchased ....................................................................................        12,840
  Investment securities purchased ............................................................................         4,969
  Professional fee ...........................................................................................        25,996
  Printing fee ...............................................................................................        19,718
  Financial agent fee ........................................................................................         5,071
  Trustees' fee ..............................................................................................         3,717
  Variation margin from future contracts .....................................................................           720
Accrued expenses .............................................................................................         1,394
                                                                                                                 -----------
    Total liabilities ........................................................................................        74,425
                                                                                                                 -----------
NET ASSETS ...................................................................................................   $21,493,871
                                                                                                                 ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ...........................................................   $24,970,417
  Undistributed net investment income ........................................................................        79,472
  Accumulated net realized loss ..............................................................................      (511,114)
  Net unrealized depreciation ................................................................................    (3,044,904)
                                                                                                                 -----------
NET ASSETS ...................................................................................................   $21,493,871
                                                                                                                 ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .............................     2,686,344
                                                                                                                 ===========
Net asset value and offering price per share .................................................................         $8.00
                                                                                                                       =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ..................................................................................................   $   220,912
  Interest ...................................................................................................         1,067
                                                                                                                 -----------
    Total investment income ..................................................................................       221,979
                                                                                                                 -----------
EXPENSES
  Investment advisory fee ....................................................................................        42,953
  Financial agent fee ........................................................................................        30,333
  Professional ...............................................................................................        17,734
  Custodian ..................................................................................................         7,567
  Printing ...................................................................................................         6,234
  Trustees ...................................................................................................         3,455
  Miscellaneous ..............................................................................................        12,209
                                                                                                                 -----------
    Total expenses ...........................................................................................       120,485
    Less expenses borne by investment adviser ................................................................       (50,997)
    Custodian fees paid indirectly ...........................................................................           (12)
                                                                                                                 -----------
    Net expenses .............................................................................................        69,476
                                                                                                                 -----------
NET INVESTMENT INCOME ........................................................................................       152,503
                                                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ............................................................................      (402,282)
  Net realized loss on futures contracts .....................................................................       (20,990)
  Net change in unrealized appreciation (depreciation) on investments ........................................    (1,430,430)
                                                                                                                 -----------
NET LOSS ON INVESTMENTS ......................................................................................    (1,853,702)
                                                                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................................   $(1,701,199)
                                                                                                                 ===========

                        See Notes to Financial Statements

                         PHOENIX-DEUTSCHE DOW 30 SERIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                       6/30/02          YEAR ENDED
                                                                                                     (UNAUDITED)         12/31/01
                                                                                                     -----------       -----------
FROM OPERATIONS
  Net investment income (loss) ...................................................................   $   152,503       $   247,310
  Net realized gain (loss) .......................................................................      (423,272)           36,511
  Net change in unrealized appreciation (depreciation) ...........................................    (1,430,430)       (1,225,559)
                                                                                                     -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................    (1,701,199)         (941,738)
                                                                                                     -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................................       (80,421)         (243,894)
  Net realized short-term gains ..................................................................       (20,909)         (187,932)
  Net realized long-term gains ...................................................................       (21,982)         (115,333)
                                                                                                     -----------       -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................................      (123,312)         (547,159)
                                                                                                     -----------       -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (674,063 and 1,551,688 shares, respectively) .....................     5,876,020        13,567,385
  Net asset value of shares issued from reinvestment of distributions (15,366 and 60,901 shares,
    respectively) ................................................................................       123,312           547,159
  Cost of shares repurchased (735,592 and 518,675 shares, respectively) ..........................    (6,365,283)       (4,444,227)
                                                                                                     -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................      (365,951)        9,670,317
                                                                                                     -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................    (2,190,462)        8,181,420
NET ASSETS
  Beginning of period ............................................................................    23,684,333        15,502,913
                                                                                                     -----------       -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $79,472 AND $7,390,
    RESPECTIVELY) ................................................................................   $21,493,871       $23,684,333
                                                                                                     ===========       ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            SIX MONTHS         YEAR ENDED
                                                               ENDED           DECEMBER 31,     FROM INCEPTION
                                                              6/30/02       -----------------     12/15/99 TO
                                                            (UNAUDITED)      2001       2000        12/31/99
                                                            -----------     ------     ------   --------------
Net asset value, beginning of period ....................     $ 8.67        $ 9.46     $10.24       $10.00
INCOME FROM INVESTMENT OPERATIONS (4)
  Net investment income (loss) ..........................       0.06          0.11(6)    0.08         0.01
  Net realized and unrealized gain (loss) ...............      (0.68)        (0.66)     (0.65)        0.24
                                                              ------        ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ....................      (0.62)        (0.55)     (0.57)        0.25
                                                              ------        ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................      (0.03)        (0.10)     (0.08)       (0.01)
  Distributions from net realized gains .................      (0.02)        (0.14)     (0.13)          --
                                                              ------        ------     ------       ------
    TOTAL DISTRIBUTIONS .................................      (0.05)        (0.24)     (0.21)       (0.01)
                                                              ------        ------     ------       ------
CHANGE IN NET ASSET VALUE ...............................      (0.67)        (0.79)     (0.78)        0.24
                                                              ------        ------     ------       ------
NET ASSET VALUE, END OF PERIOD ..........................     $ 8.00        $ 8.67     $ 9.46       $10.24
                                                              ======        ======     ======       ======
Total return ............................................      (7.16)%(2)    (5.98)%    (5.56)%       2.52%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...................    $21,494       $23,684    $15,503       $5,143
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ................................       0.57%(1)(5)   0.50%(5)   0.50%        0.50%(1)
  Net investment income .................................       1.24%(1)      1.29%      1.08%        2.75%(1)
Portfolio turnover ......................................         24%(2)        38%        93%           1%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets  would have been 0.98%,  1.12%,  1.60% and 7.81% for the periods  ended June 30,
     2002, December 31, 2001, 2000 and 1999, respectively.
(4)  Per share income from investment  operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(5)  The ratio of  operating  expenses to average  net assets  excludes  the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6)  Computed using average shares outstanding.

                        See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                             SHARES          VALUE
                                                             ------       ----------
COMMON STOCKS--97.3%
ADVERTISING--0.3%
  TMP Worldwide, Inc. (b) ..............................      1,126       $   24,209
                                                                          ----------
ALTERNATIVE CARRIERS--0.6%
  PanAmSat Corp. (b) ...................................      1,904           43,030
                                                                          ----------
APPLICATION SOFTWARE--6.0%
  Citrix Systems, Inc. (b) .............................      2,038           12,310
  Compuware Corp. (b) ..................................      2,170           13,172
  Electronic Arts, Inc. (b) ............................      1,310           86,525
  i2 Technologies, Inc. (b) ............................      4,321            6,395
  Intuit, Inc. (b) .....................................      2,512          124,897
  Mercury Interactive Corp. (b) ........................        840           19,286
  PeopleSoft, Inc. (b) .................................      4,135           61,529
  Rational Software Corp. (b) ..........................      1,914           15,714
  Siebel Systems, Inc. (b) .............................      5,228           74,342
  Synopsys, Inc. (b) ...................................        661           36,229
                                                                          ----------
                                                                             450,399
                                                                          ----------
BIOTECHNOLOGY--11.6%
  Abgenix, Inc. (b) ....................................        780            7,644
  Amgen, Inc. (b) ......................................      4,564          191,140
  Biogen, Inc. (b) .....................................      1,720           71,260
  Cephalon, Inc. (b) ...................................        475           21,470
  Chiron Corp. (b) .....................................      2,504           88,516
  Genzyme Corp. (b) ....................................      2,526           48,600
  Gilead Sciences, Inc. (b) ............................      1,808           59,447
  Human Genome Sciences, Inc. (b) ......................      1,204           16,134
  ICOS Corp. (b) .......................................        552            9,362
  IDEC Pharmaceuticals Corp. (b) .......................      1,559           55,266
  ImClone Systems, Inc. (b) ............................        709            6,165
  Immunex Corp. (b) ....................................      7,137          159,441
  Invitrogen Corp. (b) .................................        470           15,045
  MedImmune, Inc. (b) ..................................      2,522           66,581
  Millennium Pharmaceuticals, Inc. (b) .................      2,913           35,393
  Protein Design Labs, Inc. (b) ........................        804            8,731
  Sepracor, Inc. (b) ...................................        797            7,611
                                                                          ----------
                                                                             867,806
                                                                          ----------
BROADCASTING & CABLE TV--3.3%
  Charter Communications, Inc. Class A (b) .............      2,883           11,763
  Comcast Corp. Class A (b) ............................      4,233          100,915
  EchoStar Communications Corp. Class A (b) ............      2,351           43,634
  USA Interactive (b) ..................................      3,768           88,359
                                                                          ----------
                                                                             244,671
                                                                          ----------
COMPUTER & ELECTRONICS RETAIL--0.5%
  CDW Computer Centers, Inc. (b) .......................        843           39,461
                                                                          ----------
COMPUTER HARDWARE--5.1%
  Apple Computer, Inc. (b) .............................      4,675           82,841
  Dell Computer Corp. (b) ..............................      8,994          235,103
  Sun Microsystems, Inc. (b) ...........................     13,308           66,673
                                                                          ----------
                                                                             384,617
                                                                          ----------
COMPUTER STORAGE & PERIPHERALS--0.5%
  Network Appliance, Inc. (b) ..........................      3,290           40,928
                                                                          ----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.7%
  PACCAR, Inc. .........................................      1,223           54,289
                                                                          ----------
DATA PROCESSING SERVICES--4.7%
  Concord EFS, Inc. (b) ................................      5,427          163,570
  Fiserv, Inc. (b) .....................................      2,254           82,744
  Paychex, Inc. ........................................      3,353          104,915
                                                                          ----------
                                                                             351,229
                                                                          ----------

                                                             SHARES          VALUE
                                                             ------       ----------
DIVERSIFIED COMMERCIAL SERVICES--3.8%
  Apollo Group, Inc. Class A (b) .......................      1,648       $   64,964
  Cintas Corp. .........................................      1,920           94,906
  eBay, Inc. (b) .......................................      1,969          121,330
                                                                          ----------
                                                                             281,200
                                                                          ----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
  Molex, Inc. ..........................................        921           30,881
                                                                          ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
  Gemstar-TV Guide International, Inc. (b) .............      4,097           22,083
  Sanmina-SCI Corp. (b) ................................      5,273           33,272
                                                                          ----------
                                                                              55,355
                                                                          ----------
EXCHANGE TRADED FUNDS--2.0%
  Nasdaq-100 Shares (b) ................................      5,766          150,320
                                                                          ----------
GENERAL MERCHANDISE STORES--1.7%
  Costco Wholesale Corp. (b) ...........................      2,254           87,050
  Dollar Tree Stores, Inc. (b) .........................      1,030           40,592
                                                                          ----------
                                                                             127,642
                                                                          ----------
HEALTH CARE DISTRIBUTORS & SERVICES--0.7%
  Andrx Group (b) ......................................        654           17,638
  Express Scripts, Inc. (b) ............................        671           33,624
                                                                          ----------
                                                                              51,262
                                                                          ----------
HEALTH CARE EQUIPMENT--1.4%
  Biomet, Inc. .........................................      3,401           92,235
  Cytyc Corp. (b) ......................................      1,219            9,289
                                                                          ----------
                                                                             101,524
                                                                          ----------
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
  WorldCom, Inc. - WorldCom Group (b)(c) ...............     10,044              904
                                                                          ----------
INTERNET RETAIL--0.5%
  Amazon.Com, Inc. (b) .................................      2,347           38,139
                                                                          ----------
INTERNET SOFTWARE & SERVICES--1.2%
  BEA Systems, Inc. (b) ................................      3,545           33,713
  VeriSign, Inc. (b) ...................................      2,100           15,099
  Yahoo!, Inc. (b) .....................................      2,709           39,985
                                                                          ----------
                                                                              88,797
                                                                          ----------
METAL & GLASS CONTAINERS--0.5%
  Smurfit-Stone Container Corp. (b) ....................      2,258           34,818
                                                                          ----------
NETWORKING EQUIPMENT--5.3%
  Brocade Communications Systems, Inc. (b) .............      2,238           39,120
  Cisco Systems, Inc. (b) ..............................     24,633          343,630
  Juniper Networks, Inc. (b) ...........................      2,053           11,600
                                                                          ----------
                                                                             394,350
                                                                          ----------
RESTAURANTS--1.7%
  Starbucks Corp. (b) ..................................      5,059          125,716
                                                                          ----------
SEMICONDUCTOR EQUIPMENT--3.9%
  Applied Materials, Inc. (b) ..........................      8,018          152,502
  KLA-Tencor Corp. (b) .................................      2,160           95,019
  Novellus Systems, Inc. (b) ...........................      1,395           47,430
                                                                          ----------
                                                                             294,951
                                                                          ----------
SEMICONDUCTORS--14.5%
  Altera Corp. (b) .....................................      5,093           69,265
  Applied Micro Circuits Corp. (b) .....................      3,289           15,557
  Atmel Corp. (b) ......................................      3,304           20,683
  Broadcom Corp. Class A (b) ...........................      1,677           29,415
  Conexant Systems, Inc. (b) ...........................      2,689            4,356


                        See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES

                                                             SHARES          VALUE
                                                             ------       ----------
SEMICONDUCTORS--CONTINUED
  Integrated Device Technology, Inc. (b) ...............        935       $   16,961
  Intel Corp. ..........................................     22,057          402,981
  Linear Technology Corp. ..............................      3,998          125,657
  Maxim Integrated Products, Inc. (b) ..................      4,264          163,439
  Microchip Technology, Inc. (b) .......................      1,572           43,120
  NVIDIA Corp. (b) .....................................      1,548           26,595
  PMC-Sierra, Inc. (b) .................................      1,729           16,028
  QLogic Corp. (b) .....................................        893           34,023
  RF Micro Devices, Inc. (b) ...........................      1,797           13,693
  Skyworks Solutions, Inc. (b) .........................        944            5,238
  Vitesse Semiconductor Corp. (b) ......................      2,050            6,376
  Xilinx, Inc. (b) .....................................      4,195           94,094
                                                                          ----------
                                                                           1,087,481
                                                                          ----------
SPECIALTY STORES--2.6%
  Bed Bath & Beyond, Inc. (b) ..........................      3,700          139,638
  Staples, Inc. (b) ....................................      2,960           58,312
                                                                          ----------
                                                                             197,950
                                                                          ----------
SYSTEMS SOFTWARE--18.1%
  Adobe Systems, Inc. ..................................      2,198           62,643
  Microsoft Corp. (b) ..................................     17,564          960,751
  Oracle Corp. (b) .....................................     21,577          204,334
  Symantec Corp. (b) ...................................      1,402           46,056
  VERITAS Software Corp. (b) ...........................      3,942           78,012
                                                                          ----------
                                                                           1,351,796
                                                                          ----------
TELECOMMUNICATIONS EQUIPMENT--4.6%
  ADC Telecommunications, Inc. (b) .....................      9,368           21,453
  CIENA Corp. (b) ......................................      3,691           15,465
  Comverse Technology, Inc. (b) ........................      1,828           16,927
  JDS Uniphase Corp. (b) ...............................     13,510           36,072
  QUALCOMM, Inc. (b) ...................................      8,748          240,483
  Tellabs, Inc. (b) ....................................      2,207           13,683
                                                                          ----------
                                                                             344,083
                                                                          ----------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
  Nextel Communications, Inc. Class A (b) ..............      9,457           30,357
                                                                          ----------
TOTAL COMMON STOCKS
  (Identified cost $12,710,581) ...................................        7,288,165
                                                                          ----------
FOREIGN COMMON STOCKS--1.1%

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
  Flextronics International Ltd. (Singapore) (b) .......      5,245           37,397
                                                                          ----------
INTERNET SOFTWARE & SERVICES--0.4%
  Check Point Software Technologies Ltd. (Israel) (b) ..      2,260           30,646
                                                                          ----------
TELECOMMUNICATIONS EQUIPMENT--0.2%
  Telefonaktiebolaget LM Ericsson AB ADR (Sweden) ......      8,612           12,401
                                                                          ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $323,398) ......................................           80,444
                                                                          ----------
TOTAL LONG-TERM INVESTMENTS--98.4%
  (Identified cost $13,033,979) ...................................        7,368,609
                                                                          ----------

                                                STANDARD       PAR
                                               & POOR'S       VALUE
                                                 RATING       (000)          VALUE
                                               ---------      -----       ----------
SHORT-TERM OBLIGATIONS--2.4%

U.S. TREASURY BILLS--0.8%
  U.S. Treasury Bills 1.65%, 9/19/02 (d) ....     AAA         $  60       $   59,779
                                                                          ----------
REPURCHASE AGREEMENTS--1.6%
  State Street Bank & Trust Co. repurchase agreement,
    0.25%, dated 6/28/02 due 7/1/02, repurchase price
    $118,002, collateralized by U.S. Treasury Note
    6.75%, 5/15/05, market value $121,000 ..............        118          118,000
                                                                          ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $177,780) ......................................          177,779
                                                                          ----------
TOTAL INVESTMENTS--100.8%
  (Identified cost $13,211,759) ...................................        7,546,388(a)
  Other assets and liabilities, net--(0.8)% .......................          (60,977)
                                                                          ----------
NET ASSETS--100.0% ................................................       $7,485,411
                                                                          ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $275,576 and gross depreciation of $8,245,303 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $15,516,115.
(b)  Non-income producing.
(c) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At June 30, 2002, this security amounted to a value of $904 or 0% of net assets.
(d)  All or a portion segregated as collateral for futures contracts.

                        See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $13,211,759) .......................     $ 7,546,388
Cash ...............................................................................             648
Receivables
  Receivable from adviser ..........................................................           9,662
  Fund shares sold .................................................................             206
  Dividends and interest ...........................................................              53
                                                                                         -----------
    Total assets ...................................................................       7,556,957
                                                                                         -----------
LIABILITIES
Payables
  Investment securities purchased ..................................................          10,276
  Fund shares repurchased ..........................................................          11,013
  Professional fee .................................................................          20,759
  Printing fee .....................................................................          10,524
  Financial agent fee ..............................................................           3,768
  Trustees' fee ....................................................................           3,717
  Variation margin for future contracts ............................................             800
Accrued expenses ...................................................................          10,689
                                                                                         -----------
    Total liabilities ..............................................................          71,546
                                                                                         -----------
NET ASSETS .........................................................................     $ 7,485,411
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $16,511,597
  Accumulated net investment loss ..................................................         (21,244)
  Accumulated net realized loss ....................................................      (3,333,741)
  Net unrealized depreciation ......................................................      (5,671,201)
                                                                                         -----------
NET ASSETS .........................................................................     $ 7,485,411
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       2,665,016
                                                                                         ===========
Net asset value and offering price per share .......................................           $2.81
                                                                                               =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $     2,760
  Interest .........................................................................             749
                                                                                         -----------
    Total investment income ........................................................           3,509
                                                                                         -----------
EXPENSES
  Investment advisory fee ..........................................................          15,326
  Financial agent fee ..............................................................          23,540
  Custodian ........................................................................          19,714
  Professional .....................................................................          17,156
  Printing .........................................................................           4,331
  Trustees .........................................................................           3,455
  Miscellaneous ....................................................................           3,309
                                                                                         -----------
    Total expenses .................................................................          86,831
    Less expenses borne by investment adviser ......................................         (62,077)
    Custodian fees paid indirectly .................................................              (1)
                                                                                         -----------
    Net expenses ...................................................................          24,753
                                                                                         -----------
NET INVESTMENT LOSS ................................................................         (21,244)
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................        (601,649)
  Net realized loss on futures contracts ...........................................         (63,310)
  Net change in unrealized appreciation (depreciation) on investments ..............      (2,825,567)
                                                                                         -----------
NET LOSS ON INVESTMENTS ............................................................      (3,490,526)
                                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(3,511,770)
                                                                                         ===========

                        See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                       6/30/02          YEAR ENDED
                                                                                                     (UNAUDITED)         12/31/01
                                                                                                     -----------       -----------
FROM OPERATIONS
  Net investment income (loss) ...................................................................   $   (21,244)      $   (28,138)
  Net realized gain (loss) .......................................................................      (664,959)       (2,415,397)
  Net change in unrealized appreciation (depreciation) ...........................................    (2,825,567)         (447,931)
                                                                                                     -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................................    (3,511,770)       (2,891,466)
                                                                                                     ===========       ===========
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (978,308 and 2,226,105 shares, respectively) .....................     3,590,006        10,796,048
  Cost of shares repurchased (511,990 and 899,721 shares, respectively) ..........................    (1,899,995)       (4,112,309)
                                                                                                     -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................     1,690,011         6,683,739
                                                                                                     -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................    (1,821,759)        3,792,273
NET ASSETS
  Beginning of period ............................................................................     9,307,170         5,514,897
                                                                                                     -----------       -----------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF ($21,244) AND $0, RESPECTIVELY) ....   $ 7,485,411       $ 9,307,170
                                                                                                     ===========       ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            SIX MONTHS
                                                               ENDED                   FROM INCEPTION
                                                              6/30/02     YEAR ENDED     8/15/00 TO
                                                            (UNAUDITED)    12/31/01       12/31/00
                                                            -----------   ----------   --------------
Net asset value, beginning of period ....................     $ 4.23        $ 6.32         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........................      (0.01)        (0.02)(5)      (0.01)
  Net realized and unrealized gain (loss) ...............      (1.41)        (2.07)         (3.67)
                                                              ------        ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ....................      (1.42)        (2.09)         (3.68)
                                                              ------        ------         ------
CHANGE IN NET ASSET VALUE ...............................      (1.42)        (2.09)         (3.68)
                                                              ------        ------         ------
NET ASSET VALUE, END OF PERIOD ..........................     $ 2.81        $ 4.23         $ 6.32
                                                              ======        ======         ======
Total return ............................................     (33.64)%(2)   (33.04)%       (36.78)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...................     $7,485        $9,307         $5,515
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ................................       0.57%(1)(4)   0.50%(4)       0.50%(1)
  Net investment income (loss) ..........................      (0.49)%(1)    (0.40)%        (0.30)%(1)
Portfolio turnover ......................................         17%(2)        91%            50%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  Ifthe investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.98%,  2.35% and 3.93% for the periods ended
     June 30, 2002, December 31, 2001 and 2000, respectively.
(4)  The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian  fees; if expense  offsets were  included,  the ratio would not  significantly differ.
(5)  Computed using average shares outstanding.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                            SHARES          VALUE
                                                           --------      -----------
COMMON STOCKS--95.3%
REAL ESTATE INVESTMENT TRUSTS--95.3%
DIVERSIFIED--10.1%
  Colonial Properties Trust ............................     21,000      $   817,950
  iStar Financial, Inc. ................................     48,650        1,386,525
  Vornado Realty Trust .................................     72,000        3,326,400
                                                                         -----------
                                                                           5,530,875
                                                                         -----------
HEALTH CARE--4.3%
  Health Care Property Investors, Inc. .................     27,300        1,171,170
  Healthcare Realty Trust, Inc. ........................     36,400        1,164,800
                                                                         -----------
                                                                           2,335,970
                                                                         -----------
INDUSTRIAL/OFFICE--24.3%
INDUSTRIAL--9.9%
  CenterPoint Properties Corp. .........................     47,400        2,749,674
  First Industrial Realty Trust, Inc. ..................     22,300          732,555
  ProLogis Trust .......................................     75,200        1,955,200
                                                                         -----------
                                                                           5,437,429
                                                                         -----------
MIXED--3.3%
  Duke Realty Corp. ....................................     33,000          955,350
  Reckson Associates Realty Corp. ......................     28,025          697,822
  Reckson Associates Realty Corp. Class B ..............      6,500          165,750
                                                                         -----------
                                                                           1,818,922
                                                                         -----------
OFFICE--11.1%
  Alexandria Real Estate Equities, Inc. ................     10,000          493,400
  Boston Properties, Inc. ..............................     55,000        2,197,250
  Corporate Office Properties Trust ....................     17,758          259,089
  Equity Office Properties Trust .......................     50,500        1,520,050
  SL Green Realty Corp. ................................     44,750        1,595,338
                                                                         -----------
                                                                           6,065,127
                                                                         -----------
TOTAL INDUSTRIAL/OFFICE ...........................................       13,321,478
                                                                         -----------
LODGING/RESORTS--2.7%
  Hospitality Properties Trust .........................     39,800        1,452,700
                                                                         -----------
RESIDENTIAL--14.5%
APARTMENTS--14.5%
  Apartment Investment & Management Co. Class A ........     31,000        1,525,200
  Archstone-Smith Trust ................................     32,000          854,400
  Avalonbay Communities, Inc. ..........................     10,000          467,000
  Camden Property Trust ................................     28,600        1,059,058
  Equity Residential Properties Trust ..................     49,400        1,420,250
  Essex Property Trust, Inc. ...........................     14,600          798,620
  United Dominion Realty Trust, Inc. ...................    116,000        1,827,000
                                                                         -----------
                                                                           7,951,528
                                                                         -----------
RETAIL--34.3%
FREE STANDING--1.4%
  Realty Income Corp. ..................................     20,900          771,628
                                                                         -----------

                                                            SHARES          VALUE
                                                           --------      -----------
REGIONAL MALLS--17.0%
  CBL & Associates Properties, Inc. ....................     66,400      $ 2,689,200
  General Growth Properties, Inc. ......................     52,050        2,654,550
  Macerich Co. (The) ...................................     31,000          961,000
  Simon Property Group, Inc. ...........................     69,650        2,565,906
  Taubman Centers, Inc. ................................     27,000          411,750
                                                                         -----------
                                                                           9,282,406
                                                                         -----------
SHOPPING CENTERS--15.9%
  Chelsea Property Group, Inc. .........................     93,400        3,124,230
  Developers Diversified Realty Corp. ..................     73,027        1,643,108
  Kimco Realty Corp. ...................................     11,000          368,390
  Pan Pacific Retail Properties, Inc. ..................     56,500        1,931,170
  Weingarten Realty Investors ..........................     46,500        1,646,100
                                                                         -----------
                                                                           8,712,998
                                                                         -----------
TOTAL RETAIL ......................................................       18,767,032
                                                                         -----------
SELF STORAGE--5.1%
  Public Storage, Inc. .................................     47,500        1,762,250
  Shurgard Storage Centers, Inc. .......................     29,836        1,035,309
                                                                         -----------
                                                                           2,797,559
                                                                         -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $42,679,350) ...................................       52,157,142
                                                                         -----------
REAL ESTATE OPERATING COMPANIES--0.0%
DIVERSIFIED--0.0%
  Vornado Operating, Inc. (b) ..........................      3,110            2,643
                                                                         -----------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $24,880) .......................................            2,643
                                                                         -----------
TOTAL LONG-TERM INVESTMENTS--95.3%
  (Identified cost $42,704,230) ...................................       52,159,785
                                                                         -----------

                                                STANDARD       PAR
                                                & POOR'S      VALUE
                                                 RATING       (000)
                                                --------     ------
SHORT-TERM OBLIGATIONS--4.8%
COMMERCIAL PAPER--2.6%
  Receivables Capital Corp. 1.90%, 7/1/02 ....     A-1+      $1,405        1,405,000
                                                                         -----------
FEDERAL AGENCY SECURITIES--2.2%
  Fannie Mae Discount Note 1.80%, 7/3/02 .....     AAA        1,215        1,214,879
                                                                         -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,619,879) ....................................        2,619,879
                                                                         -----------
TOTAL INVESTMENTS--100.1%
  (Identified cost $45,324,109) ...................................       54,779,664(a)
  Other Assets and Liabilities, net--(0.1)% .......................          (78,129)
                                                                         -----------
NET ASSETS--100.0% ................................................      $54,701,535
                                                                         ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,448,608 and gross depreciation of $171,109 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $45,502,165.
(b)  Non income producing.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $45,324,109) .......................     $54,779,664
Cash ...............................................................................           1,198
Receivables
  Fund shares sold .................................................................         133,545
  Dividends and interest ...........................................................         276,073
                                                                                         -----------
    Total assets ...................................................................      55,190,480
                                                                                         -----------
LIABILITIES
Payables
  Investment securities purchased ..................................................         359,320
  Fund shares repurchased ..........................................................          30,181
  Printing fee .....................................................................          38,251
  Investment advisory fee ..........................................................          32,066
  Professional fee .................................................................          16,781
  Financial agent fee ..............................................................           6,710
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................           1,919
                                                                                         -----------
    Total liabilities ..............................................................         488,945
                                                                                         -----------
NET ASSETS .........................................................................     $54,701,535
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $45,344,674
  Undistributed net investment income ..............................................         271,946
  Accumulated net realized loss ....................................................        (370,640)
  Net unrealized appreciation ......................................................       9,455,555
                                                                                         -----------
NET ASSETS .........................................................................     $54,701,535
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       3,069,849
                                                                                         ===========
Net asset value and offering price per share .......................................          $17.82
                                                                                              ======

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends .......................................................................      $1,337,025
  Interest ........................................................................          17,543
                                                                                         ----------
    Total investment income .......................................................       1,354,568
                                                                                         ----------
EXPENSES
  Investment advisory fee .........................................................         170,503
  Financial agent fee .............................................................          38,565
  Professional ....................................................................          15,390
  Printing ........................................................................          10,928
  Custodian .......................................................................           4,056
  Trustees ........................................................................           3,455
  Miscellaneous ...................................................................           3,738
                                                                                         ----------
    Total expenses ................................................................         246,635
    Less expenses borne by investment adviser .....................................          (4,683)
    Custodian fees paid indirectly ................................................             (74)
                                                                                         ----------
    Net expenses ..................................................................         241,878
                                                                                         ----------
NET INVESTMENT INCOME .............................................................       1,112,690
                                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .................................................         464,851
  Net change in unrealized appreciation (depreciation) on investments .............       5,255,964
                                                                                         ----------
NET GAIN ON INVESTMENTS ...........................................................       5,720,815
                                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................      $6,833,505
                                                                                         ==========

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                       6/30/02         YEAR ENDED
                                                                                                     (UNAUDITED)        12/31/01
                                                                                                     -----------      ------------
FROM OPERATIONS
  Net investment income (loss) ...................................................................   $ 1,112,690      $  1,567,084
  Net realized gain (loss) .......................................................................       464,851         2,031,162
  Net change in unrealized appreciation (depreciation) ...........................................     5,255,964        (1,112,927)
                                                                                                     -----------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................     6,833,505         2,485,319
                                                                                                     -----------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................................    (1,021,815)       (1,533,702)
                                                                                                     -----------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................................    (1,021,815)       (1,533,702)
                                                                                                     -----------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (882,220 and 1,026,938 shares, respectively) .....................    14,858,860        15,777,923
  Net asset value of shares issued from reinvestment of distributions (59,194 and 100,085 shares,
    respectively) ................................................................................     1,021,815         1,533,702
  Cost of shares repurchased (515,294 and 754,210 shares, respectively) ..........................    (8,496,949)      (11,571,856)
                                                                                                     -----------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................     7,383,726         5,739,769
                                                                                                     -----------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................    13,195,416         6,691,386
NET ASSETS
  Beginning of period ............................................................................    41,506,119        34,814,733
                                                                                                     -----------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $271,946 AND $181,071,
    RESPECTIVELY) ................................................................................   $54,701,535      $ 41,506,119
                                                                                                     ===========      ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     SIX MONTHS
                                                        ENDED                       YEAR ENDED DECEMBER 31,
                                                       6/30/02         -----------------------------------------------
                                                     (UNAUDITED)        2001       2000      1999      1998      1997
                                                     -----------       ------     ------    ------    ------    ------
Net asset value, beginning of period                    $15.70         $15.33     $12.21    $12.28    $16.38    $14.32
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                            0.38           0.62       0.63      0.65      0.78      0.50
  Net realized and unrealized gain (loss)                 2.10           0.37       3.07     (0.09)    (4.20)     2.62
                                                        ------         ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS                      2.48           0.99       3.70      0.56     (3.42)     3.12
                                                        ------         ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   (0.36)         (0.62)     (0.58)    (0.63)    (0.65)    (0.48)
  Distributions from net realized gains                     --             --         --        --     (0.02)    (0.58)
  Tax return of capital                                     --             --         --        --     (0.01)       --
                                                        ------         ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS                                  (0.36)         (0.62)     (0.58)    (0.63)    (0.68)    (1.06)
                                                        ------         ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE                                 2.12           0.37       3.12     (0.07)    (4.10)     2.06
                                                        ------         ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                          $17.82         $15.70     $15.33    $12.21    $12.28    $16.38
                                                        ======         ======     ======    ======    ======    ======
Total return                                             15.89%(4)       6.62%     30.78%     4.78%   (21.19)%   22.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $54,702        $41,506    $34,815   $27,350   $36,408   $54,659
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)                                   1.06%(2)(3)    1.00%(2)   1.00%     1.00%     1.00%     1.00%
  Net investment income                                   4.89%(3)       4.21%      4.63%     5.06%     5.07%     3.59%
Portfolio turnover                                          10%(4)         37%        26%       28%       18%       41%

(1)  If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.08%,  1.16%,  1.32%,  1.31%,  1.01 % and 1.07% for the periods  ended June 30, 2002,
     December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(2)  The ratio of operating  expenses to average net assets excludes the effect of expense offsets for custodian fees;
     if expense offsets were included, the ratio would not significantly differ.
(3)  Annualized.
(4)  Not annualized.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                SHARES          VALUE
                                                               ---------    ------------
COMMON STOCKS--96.4%
AIR FREIGHT & COURIERS--3.5%
  United Parcel Service, Inc. Class B .....................      389,100    $ 24,026,925
                                                                            ------------
BIOTECHNOLOGY--4.7%
  Amgen, Inc. (b) .........................................      463,600      19,415,568
  Genentech, Inc. (b) .....................................      389,290      13,041,215
                                                                            ------------
                                                                              32,456,783
                                                                            ------------
BROADCASTING & CABLE TV--2.0%
  Univision Communications, Inc. Class A (b) ..............      446,450      14,018,530
                                                                            ------------
COMPUTER HARDWARE--2.0%
  Dell Computer Corp. (b) .................................      527,000      13,775,780
                                                                            ------------
CONSUMER FINANCE--4.6%
  Household International, Inc. ...........................      308,000      15,307,600
  MBNA Corp. ..............................................      504,000      16,667,280
                                                                            ------------
                                                                              31,974,880
                                                                            ------------
DATA PROCESSING SERVICES--6.2%
  Automatic Data Processing, Inc. .........................      617,500      26,892,125
  First Data Corp. ........................................      433,200      16,115,040
                                                                            ------------
                                                                              43,007,165
                                                                            ------------
DIVERSIFIED FINANCIAL SERVICES--15.7%
  American Express Co. ....................................      881,310      32,009,179
  Citigroup, Inc. .........................................      392,832      15,222,240
  Freddie Mac .............................................      289,900      17,741,880
  SLM Corp. ...............................................      214,800      20,814,120
  State Street Corp. ......................................      518,000      23,154,600
                                                                            ------------
                                                                             108,942,019
                                                                            ------------
DRUG RETAIL--2.5%
  Walgreen Co. ............................................      440,700      17,024,241
                                                                            ------------
FOOD DISTRIBUTORS--2.3%
  Sysco Corp. .............................................      578,000      15,733,160
                                                                            ------------
GENERAL MERCHANDISE STORES--8.0%
  Costco Wholesale Corp. (b) ..............................      353,900      13,667,618
  Target Corp. ............................................      525,000      20,002,500
  Wal-Mart Stores, Inc. ...................................      391,250      21,522,662
                                                                            ------------
                                                                              55,192,780
                                                                            ------------
HEALTH CARE EQUIPMENT--6.1%
  Medtronic, Inc. .........................................      982,920      42,118,122
                                                                            ------------
HOME IMPROVEMENT RETAIL--4.1%
  Lowe's Cos., Inc. .......................................      628,900      28,552,060
                                                                            ------------
HOUSEHOLD PRODUCTS--2.7%
  Colgate-Palmolive Co. ...................................      371,900      18,613,595
                                                                            ------------
MOVIES & ENTERTAINMENT--4.4%
  Fox Entertainment Group, Inc. Class A (b) ...............      900,300      19,581,525
  Viacom, Inc. Class B (b) ................................      245,079      10,874,155
                                                                            ------------
                                                                              30,455,680
                                                                            ------------
NETWORKING EQUIPMENT--3.6%
  Cisco Systems, Inc. (b) .................................    1,802,520      25,145,154
                                                                            ------------


                                                                SHARES          VALUE
                                                               ---------    ------------
PHARMACEUTICALS--10.3%
  Johnson & Johnson .......................................      359,520    $ 18,788,515
  Lilly (Eli) & Co. .......................................      127,500       7,191,000
  Pfizer, Inc. ............................................    1,095,807      38,353,245
  Pharmacia Corp. .........................................      188,730       7,067,939
                                                                            ------------
                                                                              71,400,699
                                                                            ------------
SEMICONDUCTORS--6.3%
  Intel Corp. .............................................      950,030      17,357,048
  Texas Instruments, Inc. .................................      859,620      20,372,994
  Xilinx, Inc. (b) ........................................      277,220       6,218,045
                                                                            ------------
                                                                              43,948,087
                                                                            ------------
SOFT DRINKS--2.8%
  PepsiCo, Inc. ...........................................      407,000      19,617,400
                                                                            ------------
SYSTEMS SOFTWARE--4.6%
  Microsoft Corp. (b) .....................................      293,000      16,027,100
  Oracle Corp. (b) ........................................    1,630,270      15,438,657
  VERITAS Software Corp. (b) ..............................        8,570         169,600
                                                                            ------------
                                                                              31,635,357
                                                                            ------------
TOTAL COMMON STOCKS
  (Identified cost $695,728,062) .......................................     667,638,417
                                                                            ------------
TOTAL LONG TERM INVESTMENTS--96.4%
  (Identified cost $695,728,062) .......................................     667,638,417
                                                                            ------------

                                                   STANDARD        PAR
                                                   & POOR'S       VALUE
                                                    RATING        (000)
                                                   --------       ------
SHORT-TERM OBLIGATIONS--2.8%
COMMERCIAL PAPER--1.7%
  ABSC Capital Corp. 1.81%, 7/8/02 ...............   A-1+         $  390         389,824
  ABSC Capital Corp. 1.83%, 7/8/02 ...............   A-1+          2,500       2,498,856
  Executive Jet, Inc. 1.77%, 7/10/02 .............   A-1+          1,115       1,114,397
  ABSC Capital Corp. 1.80%, 7/12/02 ..............   A-1+          1,600       1,598,960
  Donnelley (R.R.) & Sons 1.75%, 7/18/02 .........   A-1           2,965       2,962,261
  Asset Securitization Corp. 1.80%, 7/25/02 ......   A-1+          1,000         998,679
  Verizon Network Funding Corp. 1.80%,
    7/31/02 ......................................   A-1+          1,300       1,297,811
  Bavaria Universal Funding Corp. 1.82%,
    8/12/02 ......................................   A-1           1,035       1,032,786
                                                                            ------------
                                                                              11,893,574
                                                                            ------------
FEDERAL AGENCY SECURITIES--0.3%
  Freddie Mac Discount Note 1.725%,
    7/11/02 ......................................   AAA           1,900       1,898,907
                                                                            ------------
MEDIUM TERM NOTES--0.8%
  Salomon Smith Barney Holdings 6.125%,
    1/15/03 ......................................   AA-           1,492       1,523,540
  Merrill Lynch & Co., Inc. 2.17%, 1/21/03 (c) ...   AA-           3,000       3,001,542
  Bank of America Corp. 10%, 2/1/03 ..............    A            1,015       1,060,757
                                                                            ------------
                                                                               5,585,839
                                                                            ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $19,379,407) ........................................      19,378,320
                                                                            ------------
TOTAL INVESTMENTS--99.2%
  (Identified cost $715,107,469) .......................................     687,016,737(a)
  Other assets and liabilities, net--0.8% ..............................       5,328,937
                                                                            ------------
NET ASSETS--100.0% .....................................................    $692,345,674
                                                                            ============

(a)  Federal  Income  Tax  Information:   Net  unrealized   depreciation  of  investment
     securities is comprised of gross appreciation of $54,582,282 and gross depreciation of  $82,673,014  for federal  income tax purposes.  At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $715,107,469.
(b)  Non-income producing.
(c)  Variable or step coupon  security;  interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $715,107,469) ......................     $  687,016,737
Cash ...............................................................................              3,805
Receivables
  Investment securities sold .......................................................         11,223,116
  Dividends and interest ...........................................................            395,288
  Fund shares sold .................................................................            122,816
Prepaid expenses ...................................................................                290
                                                                                         --------------
    Total assets ...................................................................        698,762,052
                                                                                         --------------
LIABILITIES
Payables
  Investment securities purchased ..................................................          4,451,693
  Fund shares repurchased ..........................................................          1,040,515
  Printing fee .....................................................................            402,434
  Investment advisory fee ..........................................................            389,054
  Financial agent fee ..............................................................             33,415
  Trustees' fee ....................................................................              4,224
Accrued expenses ...................................................................             95,043
                                                                                         --------------
    Total liabilities ..............................................................          6,416,378
                                                                                         --------------
NET ASSETS .........................................................................     $  692,345,674
                                                                                         ==============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $1,028,855,075
  Undistributed net investment income ..............................................             99,640
  Accumulated net realized loss ....................................................       (308,518,309)
  Net unrealized depreciation ......................................................        (28,090,732)
                                                                                         --------------
NET ASSETS .........................................................................     $  692,345,674
                                                                                         ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...         59,795,395
                                                                                         ==============
Net asset value and offering price per share .......................................             $11.58
                                                                                                 ======

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $   2,932,267
  Interest .........................................................................           306,777
  Foreign taxes withheld ...........................................................              (443)
                                                                                         -------------
    Total investment income ........................................................         3,238,601
                                                                                         -------------
EXPENSES
  Investment advisory fee ..........................................................         2,681,542
  Financial agent fee ..............................................................           204,977
  Printing .........................................................................           112,902
  Custodian ........................................................................            93,148
  Professional .....................................................................            15,636
  Trustees .........................................................................             3,495
  Miscellaneous ....................................................................            27,563
                                                                                         -------------
    Total expenses .................................................................         3,139,263
    Custodian fees paid indirectly .................................................              (302)
                                                                                         -------------
    Net expenses ...................................................................         3,138,961
                                                                                         -------------
NET INVESTMENT INCOME ..............................................................            99,640
                                                                                         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................       (26,748,983)
  Net change in unrealized appreciation (depreciation) on investments ..............      (150,228,857)
                                                                                         -------------
NET LOSS ON INVESTMENTS ............................................................      (176,977,840)
                                                                                         -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(176,878,200)
                                                                                         =============

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                     6/30/02          YEAR ENDED
                                                                                                   (UNAUDITED)         12/31/01
                                                                                                  -------------     --------------
FROM OPERATIONS
  Net investment income (loss) ...............................................................    $      99,640     $      131,872
  Net realized gain (loss) ...................................................................      (26,748,983)      (231,402,697)
  Net change in unrealized appreciation (depreciation) .......................................     (150,228,857)      (332,528,295)
                                                                                                  -------------     --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................................     (176,878,200)      (563,799,120)
                                                                                                  -------------     --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ......................................................................               --           (716,525)
  Net realized long-term gains ...............................................................               --        (24,334,683)
                                                                                                  -------------     --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTION TO SHAREHOLDERS ...................................               --        (25,051,208)
                                                                                                  -------------     --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,194,944 and 7,384,942 shares, respectively) ...............       42,989,035        123,103,730
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (2,949,789 shares) (See Note 8) ..........................................................       39,773,479                 --
  Net asset value of shares issued from reinvestment of distributions (0 and 1,481,978
    shares, respectively) ....................................................................               --         25,051,208
  Cost of shares repurchased (11,411,523 and 18,495,629 shares, respectively) ................     (151,107,477)      (301,771,867)
                                                                                                  -------------     --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................................      (68,344,963)      (153,616,929)
                                                                                                  -------------     --------------
  NET INCREASE (DECREASE) IN NET ASSETS ......................................................     (245,223,163)      (742,467,257)
NET ASSETS
  Beginning of period ........................................................................      937,568,837      1,680,036,094
                                                                                                  -------------     --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $99,640 AND $0,
    RESPECTIVELY) ............................................................................    $ 692,345,674     $  937,568,837
                                                                                                  =============     ==============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        SIX MONTHS
                                                           ENDED                            YEAR ENDED DECEMBER 31,
                                                          6/30/02       ---------------------------------------------------------
                                                        (UNAUDITED)      2001(2)       2000         1999        1998        1997
                                                        -----------     --------       ------      ------      ------      ------
Net asset value, beginning of period .................    $14.41         $22.49        $28.57      $23.93      $19.16      $18.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................        --(1)          --(1)         --(1)     0.03        0.03        0.13
  Net realized and unrealized gain (loss) ............     (2.83)         (7.72)        (4.91)       6.97        5.65        3.70
                                                          ------         ------        ------      ------      ------      ------
    Total from investment operations .................     (2.83)         (7.72)        (4.91)       7.00        5.68        3.83
                                                          ------         ------        ------      ------      ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............        --          (0.01)           --(1)    (0.06)      (0.03)      (0.13)
  Distributions from net realized gains ..............        --          (0.35)        (1.17)      (2.31)      (0.88)      (3.43)
                                                          ------         ------        ------      ------      ------      ------
    TOTAL DISTRIBUTIONS ..............................        --          (0.36)        (1.17)      (2.37)      (0.91)      (3.56)
                                                          ------         ------        ------      ------      ------      ------
  Capital contribution from Adviser ..................        --             --            --        0.01          --          --
                                                          ------         ------        ------      ------      ------      ------
CHANGE IN NET ASSET VALUE ............................     (2.83)         (8.08)        (6.08)       4.64        4.77        0.27
                                                          ------         ------        ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD .......................    $11.58         $14.41        $22.49      $28.57      $23.93      $19.16
                                                          ======         ======        ======      ======      ======      ======
Total return .........................................    (19.65)%(5)    (34.57)%      (17.77)%     29.67%      30.01%      21.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ................  $692,346       $937,569    $1,680,036  $2,269,090  $1,876,296  $1,505,568
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses .................................      0.76%(3)(4)    0.72%(3)      0.68%       0.68%       0.69%       0.74%
  Net investment income ..............................      0.02%(4)       0.01%         0.03%       0.11%       0.15%       0.64%
Portfolio turnover ...................................        86%(5)         58%           82%        106%        102%        284%

(1)  Amount is less than $0.01.
(2)  As required,  effective  January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment
     Companies and began amortizing  premium on debt securities.  There was no effect to net investment  income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.
(3)  The ratio of operating  expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4)  Annualized.
(5)  Not annualized.

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                            SHARES          VALUE
                                                           --------      -----------
COMMON STOCKS--92.9%
ADVERTISING--0.3%
  DoubleClick, Inc. (b) ................................      4,300      $    31,906
                                                                         -----------
AEROSPACE & DEFENSE--0.6%
  United Defense Industries, Inc. (b) ..................      3,010           69,230
                                                                         -----------
AIR FREIGHT & COURIERS--1.6%
  Expeditors International of Washington, Inc. .........      5,170          171,437
                                                                         -----------
ALTERNATIVE CARRIERS--0.8%
  Commonwealth Telephone Enterprises, Inc. (b) .........      2,075           83,498
                                                                         -----------
APPAREL RETAIL--2.4%
  AnnTaylor Stores Corp. (b) ...........................      6,450          163,765
  Charlotte Russe Holding, Inc. (b) ....................      4,400           98,252
                                                                         -----------
                                                                             262,017
                                                                         -----------
APPLICATION SOFTWARE--1.0%
  OPNET Technologies, Inc. (b) .........................      5,980           53,581
  Verisity Ltd. (b) ....................................      3,500           60,690
                                                                         -----------
                                                                             114,271
                                                                         -----------
BANKS--0.6%
  Investors Financial Services Corp. ...................      1,950           65,403
                                                                         -----------
BIOTECHNOLOGY--10.4%
  Abgenix, Inc. (b) ....................................      6,300           61,740
  Affymetrix, Inc. (b) .................................      4,230          101,478
  CuraGen Corp. (b) ....................................      3,505           19,313
  CV Therapeutics, Inc. (b) ............................        500            9,310
  Enzon, Inc. (b) ......................................          5              123
  ICOS Corp. (b) .......................................      1,700           28,832
  IDEC Pharmaceuticals Corp. (b) .......................      9,585          339,788
  ImmunoGen, Inc. (b) ..................................      4,800           12,912
  InterMune, Inc. (b) ..................................      1,000           21,100
  Medicines Co. (The) (b) ..............................      9,010          111,093
  MedImmune, Inc. (b) ..................................      2,812           74,237
  Myriad Genetics, Inc. (b) ............................      1,345           27,357
  NPS Pharmaceuticals, Inc. (b) ........................      5,945           91,077
  Sepracor, Inc. (b) ...................................     15,700          149,935
  Tanox, Inc. (b) ......................................      7,600           82,308
                                                                         -----------
                                                                           1,130,603
                                                                         -----------
COMPUTER & ELECTRONICS RETAIL--0.9%
  Good Guys, Inc. (b) ..................................     28,390          100,217
                                                                         -----------
COMPUTER STORAGE & PERIPHERALS--0.0%
  Procom Technology, Inc. (b) ..........................      3,200            1,696
                                                                         -----------
CONSUMER FINANCE--2.9%
  Federal Agricultural Mortgage Corp. Class C (b) ......      8,835          235,894
  Metris Cos., Inc. ....................................      9,360           77,782
                                                                         -----------
                                                                             313,676
                                                                         -----------
DIVERSIFIED COMMERCIAL SERVICES--5.4%
  Corporate Executive Board Co. (The) (b) ..............     12,210          418,192
  Energy Exploration Technologies, Inc. (b) ............      6,225            3,113
  NCO Group, Inc. (b) ..................................      7,500          163,350
                                                                         -----------
                                                                             584,655
                                                                         -----------
DIVERSIFIED FINANCIAL SERVICES--8.1%
  Gabelli Asset Management, Inc. Class A (b) ...........     11,375          415,187
  Stewart (W.P.) & Co. Ltd .............................      8,330          212,582
  Stilwell Financial, Inc. .............................     14,370          261,534
                                                                         -----------
                                                                             889,303
                                                                         -----------

                                                            SHARES          VALUE
                                                           --------      -----------
DRUG RETAIL--1.5%
  Duane Reade, Inc. (b) ................................      4,810      $   163,781
                                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
  SeaChange International, Inc. (b) ....................      2,700           23,706
                                                                         -----------
EMPLOYMENT SERVICES--0.3%
  Medical Staffing Network Holdings, Inc. (b) ..........      1,350           33,075
                                                                         -----------
ENVIRONMENTAL SERVICES--1.5%
  Tetra Tech, Inc. (b) .................................     11,362          167,021
                                                                         -----------
FOOD RETAIL--2.8%
  Smart & Final, Inc. (b) ..............................      2,260           17,628
  Whole Foods Market, Inc. (b) .........................      6,098          294,046
                                                                         -----------
                                                                             311,674
                                                                         -----------
HEALTH CARE DISTRIBUTORS & SERVICES--4.1%
  Advisory Board Co. (The) (b) .........................      1,970           71,393
  Apria Healthcare Group, Inc. (b) .....................      4,450           99,680
  Omnicare, Inc. .......................................     10,425          273,760
                                                                         -----------
                                                                             444,833
                                                                         -----------
HEALTH CARE EQUIPMENT--2.1%
  Inhale Therapeutic Systems, Inc. (b) .................     16,870          167,519
  SonoSite, Inc. (b) ...................................      4,150           59,885
                                                                         -----------
                                                                             227,404
                                                                         -----------
HEALTH CARE SUPPLIES--0.7%
  Edwards Lifesciences Corp. (b) .......................      3,100           71,920
                                                                         -----------
INTERNET SOFTWARE & SERVICES--4.8%
  BEA Systems, Inc. (b) ................................     16,060          152,731
  Overture Services, Inc. (b) ..........................     12,600          314,748
  VeriSign, Inc. (b) ...................................      7,300           52,487
                                                                         -----------
                                                                             519,966
                                                                         -----------
IT CONSULTING & SERVICES--5.0%
  Edwards (J.D.) & Co. (b) .............................     17,700          215,055
  ManTech International Corp. (b) ......................      8,350          200,316
  SRA International, Inc. Class A (b) ..................      2,475           66,776
  Veridian Corp. (b) ...................................      2,800           63,560
                                                                         -----------
                                                                             545,707
                                                                         -----------
NETWORKING EQUIPMENT--2.2%
  Black Box Corp. (b) ..................................      3,400          138,482
  Finisar Corp. (b) ....................................      5,400           12,798
  McDATA Corp. Class A (b) .............................      7,100           62,551
  McDATA Corp. Class B (b) .............................      2,540           22,606
                                                                         -----------
                                                                             236,437
                                                                         -----------
OIL & GAS DRILLING--1.1%
  Grey Wolf, Inc. (b) ..................................     29,270          119,714
                                                                         -----------
OIL & GAS EXPLORATION & PRODUCTION--5.8%
  ATP Oil & Gas Corp. (b) ..............................     19,050           57,721
  Evergreen Resources, Inc. (b) ........................      4,500          191,250
  Forest Oil Corp. (b) .................................      4,185          118,980
  Houston Exploration Co. (The) (b) ....................      4,590          133,110
  Ultra Petroleum Corp. (b) ............................     18,000          136,620
                                                                         -----------
                                                                             637,681
                                                                         -----------
RESTAURANTS--6.0%
  Buca, Inc. (b) .......................................     11,300          215,265
  California Pizza Kitchen, Inc. (b) ...................      3,000           74,400
  Cheesecake Factory, Inc. (The) (b) ...................     10,187          361,435
                                                                         -----------
                                                                             651,100
                                                                         -----------

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

                                                            SHARES          VALUE
                                                           --------      -----------
SEMICONDUCTOR EQUIPMENT--5.8%
  Axcelis Technologies, Inc. (b) .......................     13,900      $   157,070
  Cymer, Inc. (b) ......................................      6,380          223,555
  Photronics, Inc. (b) .................................      2,500           47,350
  Rudolph Technologies, Inc. (b) .......................      8,425          210,035
                                                                         -----------
                                                                             638,010
                                                                         -----------
SEMICONDUCTORS--5.4%
  Applied Micro Circuits Corp. (b) .....................     18,980           89,776
  Integrated Circuit Systems, Inc. (b) .................      9,600          193,824
  Intersil Corp. Class A (b) ...........................      3,651           78,058
  Micrel, Inc. (b) .....................................     10,755          154,657
  Silicon Storage Technology, Inc. (b) .................      8,740           68,172
                                                                         -----------
                                                                             584,487
                                                                         -----------
SPECIALTY STORES--4.8%
  Advance Auto Parts, Inc. (b) .........................      1,350           73,589
  Cost Plus, Inc. (b) ..................................     11,700          356,370
  MarineMax, Inc. (b) ..................................      6,900           89,355
                                                                         -----------
                                                                             519,314
                                                                         -----------
SYSTEMS SOFTWARE--0.4%
  NYFIX, Inc. (b) ......................................      5,770           49,045
                                                                         -----------
TELECOMMUNICATIONS EQUIPMENT--1.4%
  Advanced Fibre Communications, Inc. (b) ..............      9,600          158,784
                                                                         -----------
TRADING COMPANIES & DISTRIBUTORS--1.1%
  Fastenal Co. .........................................      3,020          116,300
                                                                         -----------
TRUCKING--0.9%
  Pacer International, Inc. (b) ........................      5,700           98,268
                                                                         -----------
TOTAL COMMON STOCKS
  (Identified cost $12,728,270) ...................................       10,136,139
                                                                         -----------
FOREIGN COMMON STOCKS--1.6%

APPLICATION SOFTWARE--1.0%
  Precise Software Solutions Ltd. (Israel) (b) .........     12,095          115,507
                                                                         -----------
OIL & GAS DRILLING--0.6%
  Precision Drilling Corp. (Canada) (b) ................      1,815           63,053
                                                                         -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $309,275) ......................................          178,560
                                                                         -----------
TOTAL LONG TERM INVESTMENTS--94.5%
  (Identified cost $13,037,545) ...................................       10,314,699
                                                                         -----------

                                                STANDARD       PAR
                                                & POOR'S      VALUE
                                                 RATING       (000)         VALUE
                                                --------      -----      -----------
SHORT-TERM OBLIGATIONS--5.1%
COMMERCIAL PAPER--5.1%
  Special Purpose Accounts Receivable
    Cooperative Corp. 2%, 7/1/02 .............     A-1         $300      $   299,967
  Wisconsin Electric Power Co. 1.87%,
    7/1/02 ...................................     A-1          145          144,985
  Verizon Network Funding Corp. 1.80%,
    7/16/02 ..................................     A-1+         110          109,906
                                                                         -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $554,917) ......................................          554,858
                                                                         -----------
TOTAL INVESTMENTS--99.6%
  (Identified Cost $13,592,462) ...................................       10,869,557(a)
  Other assets and liabilities, net--0.4% .........................           41,216
                                                                         -----------
NET ASSETS--100.0% ................................................      $10,910,773
                                                                         ===========

(a)  Federal  Income Tax  Information:  Net  unrealized  depreciation  of investment
     securities  is  comprised  of  gross   appreciation  of  $1,060,525  and  gross
     depreciation  of $3,938,582 for federal income tax purposes.  At June 30, 2002,
     the  aggregate   cost  of  securities  for  federal  income  tax  purposes  was
     $13,747,614.
(b)  Non-income producing.

                          See Notes to Financial Statements

                   PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $13,592,462) .......................     $10,869,557
Cash ...............................................................................           1,900
Receivables
  Investment securities sold .......................................................          93,262
  Fund shares sold .................................................................           5,833
  Receivable from adviser ..........................................................             568
                                                                                         -----------
    Total assets ...................................................................      10,971,120
                                                                                         -----------
LIABILITIES
Payables
  Fund shares repurchased ..........................................................          14,479
  Professional fee .................................................................          19,897
  Printing .........................................................................          13,816
  Financial agent fee ..............................................................           4,241
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................           4,197
                                                                                         -----------
    Total liabilities ..............................................................          60,347
                                                                                         -----------
NET ASSETS .........................................................................     $10,910,773
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $18,422,398
  Accumulated net investment loss ..................................................         (61,052)
  Accumulated net realized loss ....................................................      (4,727,668)
  Net unrealized depreciation ......................................................      (2,722,905)
                                                                                         -----------
NET ASSETS .........................................................................     $10,910,773
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       2,330,429
                                                                                         ===========
Net asset value and offering price per share .......................................           $4.68
                                                                                               =====


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $     8,896
  Interest .........................................................................           7,046
                                                                                         -----------
    Total investment income ........................................................          15,942
                                                                                         -----------
EXPENSES
  Investment advisory fee ..........................................................          57,012
  Financial agent fee ..............................................................          25,430
  Professional .....................................................................          15,295
  Custodian ........................................................................          10,113
  Trustees .........................................................................           3,455
  Printing .........................................................................           3,187
  Miscellaneous ....................................................................           3,440
                                                                                         -----------
    Total expenses .................................................................         117,932
    Less expenses borne by investment adviser ......................................         (40,925)
    Custodian fees paid indirectly .................................................             (13)
                                                                                         -----------
    Net expenses ...................................................................          76,994
                                                                                         -----------
NET INVESTMENT LOSS ................................................................         (61,052)
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................      (2,157,175)
  Net change in unrealized appreciation (depreciation) on investments ..............      (1,319,320)
                                                                                         -----------
NET LOSS ON INVESTMENTS ............................................................      (3,476,495)
                                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(3,537,547)
                                                                                         ===========

                          See Notes to Financial Statements

                   PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                       6/30/02          YEAR ENDED
                                                                                                     (UNAUDITED)         12/31/01
                                                                                                    -------------     --------------
FROM OPERATIONS
  Net investment income (loss) ...................................................................   $   (61,052)      $   (57,227)
  Net realized gain (loss) .......................................................................    (2,157,175)       (2,105,477)
  Net change in unrealized appreciation (depreciation) ...........................................    (1,319,320)         (577,313)
                                                                                                     -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................    (3,537,547)       (2,740,017)
                                                                                                     -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................................            --            (5,041)
                                                                                                     -----------       -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................................            --            (5,041)
                                                                                                     -----------       -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (855,843 and 2,084,130 shares, respectively) .....................     4,856,800        13,577,158
  Net asset value of shares issued from reinvestment of distributions (0 and 708 shares,
    respectively). ...............................................................................            --             5,041
  Cost of shares repurchased (692,416 and 774,877 shares, respectively) ..........................    (3,873,013)       (4,642,204)
                                                                                                     -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................       983,787         8,939,995
                                                                                                     -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................    (2,553,760)        6,194,937
NET ASSETS
  Beginning of period ............................................................................    13,464,533         7,269,596
                                                                                                     -----------       -----------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF ($61,052) AND $0, RESPECTIVELY) ....   $10,910,773       $13,464,533
                                                                                                     ===========       ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     SIX MONTHS
                                                                                        ENDED                   FROM INCEPTION
                                                                                       6/30/02     YEAR ENDED     8/15/00 TO
                                                                                     (UNAUDITED)    12/31/01       12/31/00
                                                                                     -----------   ----------   --------------
Net asset value, beginning of period ............................................      $ 6.21        $ 8.48          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..................................................       (0.03)        (0.04)(6)        0.01
  Net realized and unrealized gain (loss) .......................................       (1.50)        (2.23)          (1.53)
                                                                                       ------        ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ............................................       (1.53)        (2.27)          (1.52)
                                                                                       ------        ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..........................................          --            --(4)           --
                                                                                       ------        ------          ------
    TOTAL DISTRIBUTIONS .........................................................          --            --              --
                                                                                       ------        ------          ------
CHANGE IN NET ASSET VALUE .......................................................       (1.53)        (2.27)          (1.52)
                                                                                       ------        ------          ------
NET ASSET VALUE, END OF PERIOD ..................................................      $ 4.68        $ 6.21          $ 8.48
                                                                                       ======        ======          ======
Total return ....................................................................      (24.64)%(2)   (26.72)%        (15.18)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...........................................     $10,911       $13,465          $7,270
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ........................................................        1.22%(1)(5)   1.15%(5)        1.15%(1)
  Net investment income (loss) ..................................................       (0.96)%(1)    (0.55)%          0.21%(1)
Portfolio turnover ..............................................................          38%(2)        31%             21%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average net assets  would have been  1.86%,  2.13% and 3.93% for the  periods  ended June 30,  2002,  December  31, 2001 and 2000, respectively.
(4)  Amount is less than $0.01.
(5)  The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6)  Computed using average shares outstanding.

                        See Notes to Financial Statements

                  PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                      STANDARD      PAR
                                                      & POOR'S     VALUE
                                                       RATING      (000)          VALUE
                                                      --------     ------      -----------
U.S. GOVERNMENT SECURITIES--23.3%
U.S. TREASURY BONDS--23.3%
  U.S. Treasury Bonds 11.25%, 2/15/15 ............       AAA       $  450      $   699,117
  U.S. Treasury Bonds 9.25%, 2/15/16 .............       AAA          400          549,700
  U.S. Treasury Bonds 7.25%, 5/15/16 .............       AAA          500          589,278
  U.S. Treasury Bonds 8.75%, 5/15/17 .............       AAA          400          533,707
  U.S. Treasury Bonds 9.125%, 5/15/18 ............       AAA          400          552,844
  U.S. Treasury Bonds 8.875%, 2/15/19 ............       AAA          400          544,051
                                                                               -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $3,166,390) ..........................................        3,468,697
                                                                               -----------
AGENCY MORTGAGE-BACKED SECURITIES--17.6%
  GNMA 7%, 7/15/31 ...............................       AAA          769          800,414
  GNMA 6.50%, 7/20/31 ............................       AAA          887          903,067
  GNMA 6.50%, 8/20/31 ............................       AAA          910          926,777
                                                                               -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $2,594,770) ..........................................        2,630,258
                                                                               -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--51.3%
  Fannie Mae 6.625%, 11/15/30 ....................       AAA        1,200        1,266,958
  Federal Farm Credit Bank 5%, 2/3/03 ............       AAA        1,300        1,322,534
  Federal Home Loan Bank 7.125%, 2/15/30 .........       AAA        1,100        1,232,037
  Freddie Mac 6.75%, 9/15/29 .....................       AAA           72           76,650
  Freddie Mac 6.25%, 7/15/32 .....................       AAA        2,713        2,727,637
  Tennesse Valley Authority Series A 5.625%,
    1/18/11 ......................................       AAA        1,000        1,015,548
                                                                               -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $7,405,332) ..........................................        7,641,364
                                                                               -----------
TOTAL LONG TERM INVESTMENTS--92.2%
  (Identified cost $13,166,492) .........................................       13,740,319
                                                                               -----------

                                                                    PAR
                                                                   VALUE
                                                                   (000)          VALUE
                                                                   ------      -----------
SHORT-TERM OBLIGATIONS--6.6%
REPURCHASE AGREEMENTS--6.6%
  Greenwich Capital Markets, Inc. repurchase agreement
    1.93% dated 6/28/02, due 7/1/02, repurchase price
    $983,158, collateralized by U.S. Treasury Notes
    3.375% to 12.50%, 1/15/08 to 4/15/32, market value
    $1,260,089 ..................................................   $ 983      $   983,000
                                                                               -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $983,000) ............................................          983,000
                                                                               -----------
TOTAL INVESTMENTS--98.8%
  (Identified Cost $14,149,492) .........................................       14,723,319(a)
  Other assets and liabilities, net--1.2% ...............................          181,039
                                                                               -----------
NET ASSETS--100.0% ......................................................      $14,904,358
                                                                               ===========

(a)  Federal Income Tax Information:  Net unrealized appreciation of investment securities is comprised of gross  appreciation of $574,226 and gross depreciation of $19,510 for federal  income tax purposes.  At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $14,168,603.

                        See Notes to Financial Statements

                  PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $14,149,492) .......................     $14,723,319
Cash ...............................................................................             696
Receivables
  Interest .........................................................................         229,544
  Fund shares sold .................................................................             284
  Receivable from adviser ..........................................................             484
                                                                                         -----------
    Total assets ...................................................................      14,954,327
                                                                                         -----------
LIABILITIES
Payables
  Fund shares repurchased ..........................................................             655
  Professional fee .................................................................          18,615
  Printing fee .....................................................................          17,045
  Financial agent fee ..............................................................           4,378
  Trustees' fee ....................................................................           3,436
Accrued expenses ...................................................................           5,840
                                                                                         -----------
    Total liabilities ..............................................................          49,969
                                                                                         -----------
NET ASSETS .........................................................................     $14,904,358
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $14,329,860
  Undistributed net investment income ..............................................           9,217
  Accumulated net realized loss ....................................................          (8,546)
  Net unrealized appreciation ......................................................         573,827
                                                                                         -----------
NET ASSETS .........................................................................     $14,904,358
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       1,369,657
                                                                                         ===========
Net asset value and offering price per share .......................................          $10.88
                                                                                              ======


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Interest .........................................................................        $429,799
                                                                                            --------
    Total investment income ........................................................         429,799
                                                                                            --------
EXPENSES
  Investment advisory fee ..........................................................          44,095
  Financial agent fee ..............................................................          26,007
  Professional .....................................................................          15,460
  Custodian ........................................................................           6,269
  Printing .........................................................................           5,382
  Trustees .........................................................................           3,174
  Miscellaneous ....................................................................           4,520
                                                                                            --------
    Total expenses .................................................................         104,907
    Less expenses borne by investment adviser ......................................         (36,245)
    Custodian fees paid indirectly .................................................          (4,962)
                                                                                            --------
    Net expenses ...................................................................          63,700
                                                                                            --------
NET INVESTMENT INCOME ..............................................................         366,099
                                                                                            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................          (4,508)
  Net change in unrealized appreciation (depreciation) on investments ..............         170,406
                                                                                            --------
NET GAIN ON INVESTMENTS ............................................................         165,898
                                                                                            --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................        $531,997
                                                                                            ========

                        See Notes to Financial Statements

                  PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                       6/30/02          YEAR ENDED
                                                                                                     (UNAUDITED)         12/31/01
                                                                                                    -------------     --------------
FROM OPERATIONS
  Net investment income (loss) ...................................................................   $   366,099       $   738,518
  Net realized gain (loss) .......................................................................        (4,508)          419,454
  Net change in unrealized appreciation (depreciation) ...........................................       170,406          (445,334)
                                                                                                     -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................       531,997           712,638
                                                                                                     -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................................      (380,636)         (722,631)
  Net realized short-term gains ..................................................................            --           (96,049)
  Net realized long-term gains ...................................................................            --          (314,062)
                                                                                                     -----------       -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................................      (380,636)       (1,132,742)
                                                                                                     -----------       -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (65,852 and 549,808 shares, respectively) ........................       717,510         6,131,265
  Net asset value of shares issued from reinvestment of distributions
    (35,627 and 104,173 shares, respectively) ....................................................       380,636         1,132,742
  Cost of shares repurchased (134,561 and 290,301 shares, respectively) ..........................    (1,458,090)       (3,243,311)
                                                                                                     -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................      (359,944)        4,020,696
                                                                                                     -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................      (208,583)        3,600,592
NET ASSETS
  Beginning of period ............................................................................    15,112,941        11,512,349
                                                                                                     -----------       -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $9,217 AND $23,754,
    RESPECTIVELY) ................................................................................   $14,904,358       $15,112,941
                                                                                                     ===========       ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            SIX MONTHS          YEAR ENDED
                                                               ENDED            DECEMBER 31,       FROM INCEPTION
                                                              6/30/02       -------------------     12/15/99 TO
                                                            (UNAUDITED)     2001(6)       2000        12/31/99
                                                            -----------     -------      ------   --------------
Net asset value, beginning of period ....................     $10.77        $11.08       $ 9.83       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........................       0.27          0.56(5)      0.56         0.03
  Net realized and unrealized gain (loss) ...............       0.12         (0.02)        1.24        (0.17)
                                                              ------        ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ....................       0.39          0.54         1.80        (0.14)
                                                              ------        ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................      (0.28)        (0.54)       (0.55)       (0.03)
  Distributions from net realized gains .................         --         (0.31)          --(7)        --
                                                              ------        ------       ------       ------
    TOTAL DISTRIBUTIONS .................................      (0.28)        (0.85)       (0.55)       (0.03)
                                                              ------        ------       ------       ------
CHANGE IN NET ASSET VALUE ...............................       0.11         (0.31)        1.25        (0.17)
                                                              ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD ..........................     $10.88        $10.77       $11.08       $ 9.83
                                                              ------        ------       ------       ------
Total return ............................................       3.64%(2)      5.01%       18.75%       (1.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...................    $14,904       $15,113      $11,512       $5,076
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ................................       0.93%(1)(4)   0.84%(4)     0.75%        0.75%(1)
  Net investment income .................................       4.98%(1)      4.98%        5.97%        6.61%(1)
Portfolio turnover ......................................          0%(2)        59%           1%           0%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average net assets  would have been  1.36%,  1.46%,  2.52% and 8.21% for the periods  ended June 30,
     2002, December 31, 2001, 2000 and 1999, respectively.
(4)  For the periods  ended June 30, 2002 and December 31, 2001 the ratios of operating  expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratios would have been 0.87% and 0.82%, respectively.
(5)  Computed using average shares outstanding.
(6)  As required,  effective  January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting
     Guide for Investment  Companies and began amortizing  premium on debt securities and including  paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment  income per share by $0.03,  increase net realized and unrealized  gains and losses per share by $0.03 and  decrease the ratio of net  investment  income to average net assets from
     5.24% to 4.98%.  Per share ratios and  supplemental  data for prior  periods have not been  restated to reflect this change.
(7)  Amount is less than $0.01.

                        See Notes to Financial Statements

                                               PHOENIX-GOODWIN MONEY MARKET SERIES

                                                     SCHEDULE OF INVESTMENTS
                                                          JUNE 30, 2002
                                                           (UNAUDITED)

 FACE
 VALUE                                                                                 INTEREST        MATURITY
 (000)      DESCRIPTION                                                                  RATE            DATE           VALUE
------      -----------                                                                --------        --------      ------------
FEDERAL AGENCY SECURITIES--13.3%
$   38      FFCB .................................................................       1.75%           7/2/02      $     37,998
   670      FFCB .................................................................       1.85            7/2/02           669,966
 2,995      FHLB .................................................................       1.73           7/11/02         2,993,565
 6,050      FFCB .................................................................       1.71           7/17/02         6,045,402
 2,500      FHLB .................................................................       6.88(c)        7/18/02         2,503,693
 5,980      FHLB .................................................................       1.70           7/24/02         5,973,505
 3,500      FHLB .................................................................       2.26(c)         8/3/02(d)      3,500,000
 8,620      Fannie Mae ...........................................................       6.75           8/15/02         8,671,520
 2,500      FHLB .................................................................       2.75(c)        9/13/02(d)      2,500,000
                                                                                                                     ------------
TOTAL FEDERAL AGENCY SECURITIES ...............................................................................        32,895,649
                                                                                                                     ------------

                                                                                                         RESET
                                                                                                         DATE
                                                                                                        -------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--3.0%
   111      SBA (Final Maturity 1/25/21) .........................................       2.25            7/1/02           110,998
   738      SBA (Final Maturity 10/25/22) ........................................       2.25            7/1/02           738,386
 1,984      SBA (Final Maturity 11/25/21) ........................................       2.38            7/1/02         1,982,644
 1,255      SBA (Final Maturity 2/25/23) .........................................       2.25            7/1/02         1,255,416
   505      SBA (Final Maturity 2/25/23) .........................................       2.25            7/1/02           504,679
 1,264      SBA (Final Maturity 3/25/24) .........................................       2.13            7/1/02         1,263,594
   168      SBA (Final Maturity 5/25/21) .........................................       2.25            7/1/02           167,864
 1,511      SBA (Final Maturity 9/25/23) .........................................       2.13            7/1/02         1,510,875
                                                                                                                     ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE .....................................................................         7,534,456
                                                                                                                     ------------

                                                                          STANDARD
                                                                          & POOR'S                     MATURITY
                                                                           RATING                        DATE
                                                                          --------                     --------
COMMERCIAL PAPER--55.9%
 2,500      Donnelley (R.R.) & Sons ..................................       A-1         1.78            7/1/02         2,500,000
 5,000      Emerson Electric Co. .....................................       A-1         2.00            7/1/02         5,000,000
 4,285      Wisconsin Electric Power Co. .............................       A-1         2.00            7/1/02         4,285,000
 2,000      Bavaria Universal Funding Corp. ..........................       A-1         1.80            7/2/02         1,999,900
 1,785      Preferred Receivables Funding Corp. ......................       A-1         1.80            7/2/02         1,784,911
 2,910      Receivables Capital Corp. ................................       A-1+        1.80            7/2/02         2,909,854
   250      Delaware Funding Corp. ...................................       A-1+        1.82            7/8/02           249,912
 6,750      Pitney Bowes, Inc. .......................................       A-1+        1.80            7/8/02         6,747,637
 2,000      ABSC Capital Corp. .......................................       A-1+        1.83            7/9/02         1,999,187
 3,500      Enterprise Funding Corp. .................................       A-1+        1.83           7/10/02         3,498,399
 3,500      Executive Jet, Inc. ......................................       A-1+        1.81           7/10/02         3,498,416
 1,757      Enterprise Funding Corp. .................................       A-1+        1.80           7/11/02         1,756,121
 1,003      Enterprise Funding Corp. .................................       A-1+        1.83           7/11/02         1,002,490
 2,500      Harley-Davidson Funding Corp. ............................       A-1         1.76           7/11/02         2,498,778
   340      Harley-Davidson Funding Corp. ............................       A-1         1.78           7/11/02           339,832
 1,700      ABSC Capital Corp. .......................................       A-1+        1.80           7/12/02         1,699,065
 1,012      Pfizer, Inc. .............................................       A-1+        1.80           7/12/02         1,011,443
   735      Bavaria Universal Funding Corp. ..........................       A-1         1.85           7/15/02           734,471
 2,793      Delaware Funding Corp. ...................................       A-1+        1.82           7/15/02         2,791,023
 2,330      Enterprise Funding Corp. .................................       A-1+        1.80           7/15/02         2,328,369
 3,500      Receivables Capital Corp. ................................       A-1+        1.80           7/16/02         3,497,375
 3,000      Delaware Funding Corp. ...................................       A-1+        1.79           7/18/02         2,997,464
 2,500      Donnelley (R.R.) & Sons ..................................       A-1         1.75           7/18/02         2,497,934
 1,131      Receivables Capital Corp. ................................       A-1+        1.81           7/19/02         1,129,976
 3,500      Executive Jet, Inc. ......................................       A-1+        1.80           7/22/02         3,496,325
 3,500      SBC Communications, Inc. .................................       A-1+        1.77           7/22/02         3,496,386
 2,500      Pfizer, Inc. .............................................       A-1+        1.75           7/23/02         2,497,326
 3,500      Pfizer, Inc. .............................................       A-1+        1.78           7/23/02         3,496,193
 1,503      Park Avenue Receivables ..................................       A-1         1.80           7/24/02         1,501,272
 3,500      Asset Securitization Corp. ...............................       A-1+        1.80           7/25/02         3,495,800
 5,000      Asset Securitization Corp. ...............................       A-1+        1.80           7/26/02         4,993,750
 3,850      Park Avenue Receivables ..................................       A-1         1.80           7/26/02         3,845,187
 2,000      Executive Jet, Inc. ......................................       A-1+        1.78           7/29/02         1,997,231
 4,270      Exxon Imperial U.S., Inc. ................................       A-1+        1.76           7/30/02         4,263,946

                        See Notes to Financial Statements

                                               PHOENIX-GOODWIN MONEY MARKET SERIES

  FACE                                                                    STANDARD
 VALUE                                                                    & POOR'S     INTEREST        MATURITY
 (000)      DESCRIPTION                                                    RATING        RATE            DATE           VALUE
------      -----------                                                   --------     --------        --------      ------------
COMMERCIAL PAPER--CONTINUED
$3,850      Preferred Receivables Funding Corp. ......................       A-1         1.80%           8/1/02      $  3,844,033
 3,000      Special Purpose Accounts Receivables Cooperative Corp. ...       A-1         1.80            8/6/02         2,994,600
 4,550      ABN-AMRO Bank ............................................       A-1+        1.78            8/8/02         4,541,451
 3,000      Bavaria Universal Funding Corp. ..........................       A-1         1.82           8/12/02         2,993,630
 2,310      Receivables Capital Corp. ................................       A-1+        1.83           8/13/02         2,304,951
 1,265      Enterprise Funding Corp ..................................       A-1         1.80           8/16/02         1,262,091
 2,500      Beta Finance, Inc. .......................................       A-1+        1.95           8/19/02         2,493,365
 2,879      ABSC Capital Corp. .......................................       A-1+        1.85           8/20/02         2,871,603
 2,017      Receivables Capital Corp. ................................       A-1+        1.80           8/21/02         2,011,857
 3,500      Special Purpose Accounts Receivables Cooperative Corp. ...       A-1         1.83           8/27/02         3,489,859
 4,298      Bavaria Universal Funding Corp. ..........................       A-1         1.82            9/5/02         4,283,659
 3,710      ABSC Capital Corp. .......................................       A-1+        1.85            9/9/02         3,696,654
 2,500      Marsh & McLennan Co., Inc. ...............................       A-1+        1.83           9/10/02         2,490,977
 5,000      Private Export Fund Corp. ................................       A-1+        2.15           9/25/02         4,974,319
 2,500      Cxc LLC ..................................................       A-1+        1.88          12/16/02         2,478,067
                                                                                                                     ------------
TOTAL COMMERCIAL PAPER                                                                                                138,572,089
                                                                                                                     ------------
MEDIUM TERM NOTES(c)--18.6%
 1,500      Associates Corp. .........................................       AA-         6.50           7/15/02         1,501,405
 2,490      Bank of America Corp. ....................................       A           7.75           7/15/02         2,495,571
 1,700      Associates Corp. .........................................       AA-         6.50           8/15/02         1,709,491
   650      Du Pont (E.I.) de Nemours & Co. ..........................       AA-         6.50            9/1/02           654,116
 3,125      General Electric Capital Corp. ...........................       AAA         6.52           10/8/02         3,162,166
   725      Associates Corp. .........................................       AA-         6.38          10/15/02           732,988
   391      Associates Corp. .........................................       AA-         6.50          10/15/02           395,294
 3,875      Bank of America Corp. ....................................       A           7.50          10/15/02         3,933,598
   375      Du Pont (E.I.) de Nemours & Co. ..........................       AA-         6.75          10/15/02           379,980
 2,500      General Electric Capital Corp. ...........................       AAA         5.35          11/18/02         2,527,893
   428      Bank of America Corp. ....................................       A           7.88           12/1/02           437,834
 2,500      3M Co. 144A (b),(f) ......................................       AA          5.65          12/12/02(d)      2,535,586
 2,152      Citifinancial ............................................       AA-         5.88           1/15/03         2,190,958
 2,125      Heller Financial, Inc. ...................................       AAA         6.40           1/15/03         2,164,803
 2,000      Salomon Smith Barney Holdings ............................       AA-         6.13           1/15/03         2,043,663
 1,500      Associates Corp. .........................................       AA-         6.88            2/1/03         1,538,633
 2,625      Bank of America Corp. ....................................       A          10.00            2/1/03         2,737,722
 2,150      General Electric Capital Corp. ...........................       AAA         7.00            2/3/03         2,211,264
 3,255      Pitney Bowes Credit Corp. ................................       AA          8.80           2/15/03         3,379,845
 1,500      Du Pont (E.I.) de Nemours & Co.(b) .......................       AA-         6.00            3/6/03(d)      1,532,544
 2,500      Wal Mart Stores, Inc. ....................................       AA          4.63           4/15/03         2,542,286
 2,921      BellSouth Telecommunications Corp. .......................       AA          6.25           5/15/03         3,010,864
   240      General Electric Capital Corp. ...........................       AAA         5.88           5/19/03           246,406
 2,150      Bank of America Corp. ....................................       A           6.88            6/1/03         2,237,835
                                                                                                                     ------------
TOTAL MEDIUM TERM NOTES .......................................................................................        46,302,745
                                                                                                                     ------------
VARIABLE MONEY MARKET CERTIFICATES(b)--5.6%
 1,820      Citicorp .................................................       AA-         2.01           8/13/02         1,817,961
 3,500      Beta Finance, Inc. .......................................       AAA         1.84           1/15/03         3,499,824
 3,500      Merrill Lynch & Co., Inc. ................................       AA-         2.17           1/21/03         3,502,750
 2,500      Merrill Lynch & Co., Inc. ................................       AA-         1.82            3/5/03         2,500,000
 2,500      Merrill Lynch & Co., Inc. ................................       AA-         1.82            5/2/03         2,500,000
                                                                                                                     ------------
TOTAL VARIABLE MONEY MARKET CERTIFICATES ......................................................................        13,820,535
                                                                                                                     ------------
CERTIFICATES OF DEPOSIT--1.4%
 3,365      Canadian Imperial Bank of Commerce (b),(e) ...............       AA-         1.82(c)         8/1/02         3,365,000
                                                                                                                     ------------
TOTAL CERTIFICATES OF DEPOSIT .................................................................................         3,365,000
                                                                                                                     ------------
TOTAL INVESTMENTS--97.8%
  (Identified cost $242,490,474) ..............................................................................       242,490,474(a)
Other assets and liabilities, net--2.2% .......................................................................         5,427,405
                                                                                                                     ------------
NET ASSETS--100% ..............................................................................................      $247,917,879
                                                                                                                     ============

(a)  Federal Income Tax Information: At June 30, 2002, the aggregate cost of securities was the same for book and tax purposes.
(b)  Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c)  The interest rate shown is the coupon rate.
(d)  Callable. The maturity date shown is the call date.
(e)  Yankee CD.
(f)  Security  exempt  from  registration  under  Rule 144A of the  Securities  Act of 1933.  These  securities  may be resold in transactions  exempt from  registration,  normally to qualified  institutional  buyers.  At June 30, 2002,  these securities amounted to a value of $2,535,586 or 1.0% of net assets.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $242,490,474) ......................    $242,490,474
Cash ...............................................................................           2,977
Receivables
  Fund shares sold .................................................................       6,081,234
  Interest .........................................................................       1,455,370
  Investment securities sold .......................................................         125,584
                                                                                        ------------
    Total assets ...................................................................     250,155,639
                                                                                        ------------
LIABILITIES
Payables
  Fund shares repurchased ..........................................................       1,964,891
  Printing fee .....................................................................         150,518
  Investment advisory fee ..........................................................          78,744
  Financial agent fee ..............................................................          18,853
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................          21,037
                                                                                        ------------
    Total liabilities ..............................................................       2,237,760
                                                                                        ------------
NET ASSETS .........................................................................    $247,917,879
                                                                                        ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................    $247,917,879
                                                                                        ------------
NET ASSETS .........................................................................    $247,917,879
                                                                                        ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...      24,791,811
                                                                                        ============
Net asset value and offering price per share .......................................          $10.00
                                                                                              ======


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Interest .........................................................................    $2,555,285
                                                                                        ----------
    Total investment income ........................................................     2,555,285
                                                                                        ----------
EXPENSES
  Investment advisory fee ..........................................................       488,221
  Financial agent fee ..............................................................       113,289
  Printing .........................................................................        31,047
  Custodian ........................................................................        21,166
  Professional .....................................................................        15,317
  Trustees .........................................................................         3,455
  Miscellaneous ....................................................................         7,968
                                                                                        ----------
    Total expenses .................................................................       680,463
    Custodian fees paid indirectly .................................................          (932)
                                                                                        ----------
    Net expenses ...................................................................       679,531
                                                                                        ----------
NET INVESTMENT INCOME ..............................................................    $1,875,754
                                                                                        ==========

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                     6/30/02          YEAR ENDED
                                                                                                   (UNAUDITED)         12/31/01
                                                                                                  -------------     --------------
FROM OPERATIONS
  Net investment income (loss) ................................................................   $   1,875,754     $    7,565,972
  Net realized gain (loss) ....................................................................              --                898
                                                                                                  -------------     --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................       1,875,754          7,566,870
                                                                                                  -------------     --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................      (1,875,754)        (7,565,972)
  Net realized short-term gains ...............................................................              --               (898)
                                                                                                  -------------     --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................      (1,875,754)        (7,566,870)
                                                                                                  -------------     --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (36,501,925 and 101,934,992 shares, respectively) .............     365,019,258      1,019,349,924
  Net asset value of shares issued from reinvestment of distributions
    (187,575 and 756,687 shares, respectively) ................................................       1,875,754          7,566,870
  Cost of shares repurchased (37,960,587 and 94,625,616 shares, respectively) .................    (379,605,876)      (946,256,175)
                                                                                                  -------------     --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................     (12,710,864)        80,660,619
                                                                                                  -------------     --------------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................     (12,710,864)        80,660,619
NET ASSETS
  Beginning of period .........................................................................     260,628,743        179,968,124
                                                                                                  -------------     --------------
  END OF PERIOD ...............................................................................   $ 247,917,879     $  260,628,743
                                                                                                  =============     ==============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        SIX MONTHS
                                                           ENDED                       YEAR ENDED DECEMBER 31,
                                                          6/30/02        -------------------------------------------------
                                                        (UNAUDITED)       2001         2000      1999      1998      1997
                                                        -----------      -------      ------    ------    ------    ------
Net asset value, beginning of period .................     $10.00        $10.00       $10.00    $10.00    $10.00    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................       0.08          0.38         0.59      0.47      0.50      0.50
  Net realized gain ..................................         --            --(3)        --        --        --        --
                                                           ------        ------       ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .................       0.08          0.38         0.59      0.47      0.50      0.50
                                                           ------        ------       ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............      (0.08)        (0.38)       (0.59)    (0.47)    (0.50)    (0.50)
  Distributions from net realized gains ..............         --            --(3)        --        --        --        --
                                                           ------        ------       ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ..............................      (0.08)        (0.38)       (0.59)    (0.47)    (0.50)    (0.50)
                                                           ------        ------       ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .......................     $10.00        $10.00       $10.00    $10.00    $10.00    $10.00
                                                           ======        ======       ======    ======    ======    ======
Total return .........................................       0.76%(5)      3.82%        6.03%     4.82%     5.09%     4.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ................   $247,918      $260,629     $179,968  $235,584  $196,811  $126,607
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) .............................       0.56%(2)(4)   0.55%(2)     0.55%     0.55%     0.55%     0.55%
  Net investment income ..............................       1.53%(4)      3.63%        5.83%     4.73%     4.99%     5.07%

(1)  If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2)  The ratio of operating  expenses to average net assets  excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)  Amount is less than $0.01.
(4)  Annualized.
(5)  Not annualized.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                     PAR
                                                       MOODY'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
U.S. GOVERNMENT SECURITIES--0.8%
U.S. TREASURY BONDS--0.8%
  U.S. Treasury Bonds 5.375%, 2/15/31 ............       Aaa       $ 1,500    $  1,468,829
                                                                              ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $1,463,126) ...........................................       1,468,829
                                                                              ------------
AGENCY MORTGAGE-BACKED SECURITIES--11.1%
  GNMA 8%, 9/15/06 ...............................       Aaa             3           3,095
  GNMA 8%, 10/15/06 ..............................       Aaa            66          70,397
  GNMA 6.50%, '23-'32 ............................       Aaa        18,868      19,292,779
                                                                              ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $19,009,099) ..........................................      19,366,271
                                                                              ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--1.7%
  Fannie Mae 6.625%, 9/15/09 .....................       Aaa         1,250       1,369,492
  Fannie Mae 5.375%, 11/15/11 ....................       Aaa           500         500,491
  Fannie Mae 6.125%, 3/15/12 .....................       Aaa         1,000       1,058,229
                                                                              ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $2,756,587) ...........................................       2,928,212
                                                                              ------------
MUNICIPAL BONDS--9.5%
CALIFORNIA--1.5%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.50%,
    10/1/19 ......................................       Aaa           750         781,402
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%,
    10/1/29 ......................................       Aaa         1,750       1,804,058
                                                                              ------------
                                                                                 2,585,460
                                                                              ------------
CONNECTICUT--2.0%
  Mashantucket Western Pequot Tribe
    Revenue Taxable Series A 6.91%,
    9/1/12 .......................................       Aaa         1,100       1,209,439
  Mashantucket Western Pequot Tribe
    Revenue Taxable Series A 144A 6.57%,
    9/1/13 (b) ...................................       Aaa         2,140       2,263,029
                                                                              ------------
                                                                                 3,472,468
                                                                              ------------
FLORIDA--2.2%
  Tampa Solid Waste System Revenue Taxable
    Series A 6.46%, 10/1/09 ......................       Aaa         2,250       2,377,283
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 (d) ...........       Aaa         1,310       1,387,853
                                                                              ------------
                                                                                 3,765,136
                                                                              ------------
ILLINOIS--0.9%
  Illinois Educational Facilities Authority -
    Layola University Revenue Taxable
    Series C 7.12%, 7/1/11 .......................       Aaa         1,330       1,470,980
                                                                              ------------
MASSACHUSETTS--0.9%
  Massachusetts Port Authority Revenue
    Taxable Series C 6.35%, 7/1/06 ...............       Aa          1,500       1,581,930
                                                                              ------------
NEW JERSEY--1.1%
  New Jersey Economic Development
    Authority Pension Funding Revenue
    Series A 7.425%, 2/15/29 .....................       Aaa         1,750       1,990,537
                                                                              ------------

                                                                     PAR
                                                       MOODY'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
TEXAS--0.9%
  Texas State University System Revenue
    Taxable 6.16%, 3/15/06 .......................       Aaa       $ 1,495    $  1,575,999
                                                                              ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $15,646,595) ..........................................      16,442,510
                                                                              ------------
ASSET-BACKED SECURITIES--3.8%
  Arcel Finance Ltd. 144A 5.984%, 2/1/09 (b) .....       Aaa           675         688,121
  CPL Transition Funding LLC 02-1, A4
    5.96%, 7/15/13 ...............................       Aaa         1,500       1,545,703
  Green Tree Financial Corp. 97-5, M1
    6.95%, 5/15/29 ...............................       Aa          1,020         960,394
  Litigation Settlement Monetized Fee Trust
    02-5A A 6%, 10/25/32 .........................       Aa            850         833,425
  Pass-Through Amortizing Credit Card Trust
    02-1A A4FX 8.721%, 6/18/12 ...................       Baa         1,000       1,000,000
  Prudential Holdings LLC Series FSA 144A
    7.245%, 12/18/23 (b) .........................       Aaa         1,500       1,522,350
                                                                              ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $6,479,813) ...........................................       6,549,993
                                                                              ------------
CORPORATE BONDS--29.1%
AIRLINES--1.9%
  America West Airlines, Inc. 00-G 8.057%,
    7/2/20 .......................................       Aaa         1,147       1,203,971
  Northwest Airlines Corp. 00-1G 8.072%,
    10/1/19 ......................................       Aaa         1,915       2,020,838
                                                                              ------------
                                                                                 3,224,809
                                                                              ------------
ALUMINUM--0.3%
  Century Aluminum Co. 11.75%, 4/15/08 ...........       Ba            500         540,000
                                                                              ------------
AUTO PARTS & EQUIPMENT--1.1%
  Collins & Aikman Products 11.50%,
    4/15/06 ......................................       B           1,000         952,500
  Collins & Aikman Products 144A 10.75%,
    12/31/11 (b) .................................       B             875         875,000
                                                                              ------------
                                                                                 1,827,500
                                                                              ------------
BROADCASTING & CABLE TV--2.1%
  Charter Communication Holdings 10%,
    5/15/11 ......................................       B             750         510,000
  Comcast Cable Communications, Inc.
    7.125%, 6/15/13 ..............................       Baa         1,000         901,213
  Cox Communications, Inc. 7.75%, 11/1/10 ........       Baa         1,000         951,136
  CSC Holdings, Inc. Series B 7.625%,
    4/1/11 .......................................       Ba          1,250       1,005,725
  Insight Communications Co., Inc. 0%,
    2/15/11 (d) ..................................       Caa           600         261,000
                                                                              ------------
                                                                                 3,629,074
                                                                              ------------
BUILDING PRODUCTS--0.8%
  CRH America, Inc. 6.95%, 3/15/12 ...............       Baa           375         396,037
  Nortek, Inc. Series B 9.875%, 6/15/11 ..........       B           1,000       1,015,000
                                                                              ------------
                                                                                 1,411,037
                                                                              ------------
CASINOS & GAMING--1.3%
  Hollywood Casino Corp. 11.25%, 5/1/07 ..........       B           1,000       1,085,000
  MGM Mirage, Inc. 8.50%, 9/15/10 ................       Ba          1,000       1,042,857
  Mohegan Tribal Gaming Authority 8.125%,
    1/1/06 .......................................       Ba            145         149,350
                                                                              ------------
                                                                                 2,277,207
                                                                              ------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                                     PAR
                                                       MOODY'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
CONSUMER FINANCE--1.9%
  CIT Group, Inc. 7.75%, 4/2/12 ..................       A         $   750    $    738,320
  Ford Motor Credit Co. 7.25%, 10/25/11 ..........       A             875         879,197
  General Motors Acceptance Corp. 6.875%,
    9/15/11 ......................................       A           1,000         992,817
  Household Finance Corp. 6.75%, 5/15/11 .........       A             750         745,500
                                                                              ------------
                                                                                 3,355,834
                                                                              ------------
DIVERSIFIED FINANCIAL SERVICES--4.6%
  BNP U.S. Funding LLC Series A 144A
    7.738%(b),(d) ................................       A           2,500       2,721,865
  Erac USA Finance Co. 144A 7.35%,
    6/15/08 (b) ..................................       Baa         1,000       1,063,300
  General Electric Capital Corp. Series MTNA
    6%, 6/15/12 ..................................       Aaa         1,750       1,741,700
  Pemex Master Trust 144A 8.625%, 2/1/22 (b) .....       Baa           500         488,750
  Pemex Project Funding Master Trust
    9.125%, 10/13/10 .............................       Baa         1,000       1,050,000
  Stilwell Financial, Inc. W.I. 7.75%, 6/15/09 ...       A-(c)       1,000         986,280
                                                                              ------------
                                                                                 8,051,895
                                                                              ------------
ENVIRONMENTAL SERVICES--0.4%
  Allied Waste Industries 7.40%, 9/15/35 .........       Ba            750         611,250
                                                                              ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--1.1%
  IMC Global, Inc. 7.625%, 11/1/05 ...............       Ba            820         774,615
  Terra Industries, Inc.  Series B 10.50%,
    6/15/05 ......................................       Caa         1,290       1,141,650
                                                                              ------------
                                                                                 1,916,265
                                                                              ------------
FOOD DISTRIBUTORS--0.5%
  Fleming Cos., Inc. Series D 10.625%,
    7/31/07 ......................................       B             925         911,125
                                                                              ------------
GAS UTILITIES--1.7%
  Amerigas Partners/Eagle Finance 8.875%,
    5/20/11 ......................................       Ba          1,000       1,045,000
  El Paso Corp. 7%, 5/15/11 ......................       Baa         1,000         957,027
  Transcontinental Gas Pipe Corp. 144A
    8.875%, 7/15/12 (b) ..........................       Baa         1,000         975,750
                                                                              ------------
                                                                                 2,977,777
                                                                              ------------
HEALTH CARE DISTRIBUTORS & SERVICES--1.5%
  AmerisourceBergen Corp. 8.125%, 9/1/08 .........       Ba          1,000       1,037,500
  Fresenius Medical Capital Trust IV 7.875%,
    6/15/11 ......................................       Ba          1,250       1,137,500
  Insight Health Services Corp. Series B
    9.875%, 11/1/11 ..............................       B             500         505,000
                                                                              ------------
                                                                                 2,680,000
                                                                              ------------
HEALTH CARE FACILITIES--0.6%
  HEALTHSOUTH Corp. 8.375%, 10/1/11 ..............       Ba          1,000       1,050,000
                                                                              ------------
HOMEBUILDING--1.2%
  Ryland Group 8%, 8/15/06 .......................       Ba          1,000       1,012,500
  WCI Communications, Inc. 9.125%, 5/1/12 ........       B           1,000         997,500
                                                                              ------------
                                                                                 2,010,000
                                                                              ------------
HOTELS, RESORTS & CRUISE LINES--1.4%
  Park Place Entertainment Corp. 7%,
    7/15/04 ......................................       Ba          1,000       1,011,676
  Starwood Hotels Resorts Worldwide, Inc.
    144A 7.875%, 5/1/12 (b) ......................       Ba          1,500       1,470,000
                                                                              ------------
                                                                                 2,481,676
                                                                              ------------
INDUSTRIAL MACHINERY--0.6%
  Dresser, Inc. 144A 9.375%, 4/15/11 (b) .........       B           1,000       1,017,500
                                                                              ------------

                                                                     PAR
                                                       MOODY'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
LEISURE FACILITIES--0.3%
  Bally Total Fitness Holding Corp. Series D
    9.875%, 10/15/07 .............................       B         $   575    $    573,563
                                                                              ------------
OIL & GAS DRILLING--0.6%
  Transocean, Inc. 6.75%, 4/15/05 ................       Baa         1,000       1,055,987
                                                                              ------------
OIL & GAS EXPLORATION & PRODUCTION--1.5%
  Chesapeake Energy Corp. 8.375%, 11/1/08 ........       B           1,500       1,507,500
  Magnum Hunter Resources, Inc. 144A
    9.60%, 3/15/12 (b) ...........................       B             295         305,325
  Pioneer Natural Resource 7.50%, 4/15/12 ........       Ba            700         714,699
                                                                              ------------
                                                                                 2,527,524
                                                                              ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0 5%
  Valero Energy Corp. 6.875%, 4/15/12 ............       Baa           750         770,686
                                                                              ------------
PACKAGED FOODS AND MEATS--0.5%
  Land O Lakes, Inc. 144A 8.75%, 11/15/11 (b) ....       Ba          1,000         935,000
                                                                              ------------
PUBLISHING & PRINTING--0.6%
  Reed Elsevier Capital 6.75%, 8/1/11 ............       A           1,000       1,050,539
                                                                              ------------
SPECIALTY STORES--0.6%
  Autonation, Inc. 9%, 8/1/08 ....................       Ba          1,000       1,035,000
                                                                              ------------
STEEL--1.5%
  AK Steel Corp. 9.125%, 12/15/06 ................       B           1,000       1,050,000
  Allegheny Technologies, Inc. 8.375%,
    12/15/11 .....................................       Baa         1,500       1,561,170
                                                                              ------------
                                                                                 2,611,170
                                                                              ------------
TOTAL CORPORATE BONDS
  (Identified cost $50,343,933) ..........................................      50,532,418
                                                                              ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--14.2%

  CS First Boston Mortgage Securities Corp.
    97-SPCE, C 7.077%, 2/20/07 ...................       AAA(c)      1,279       1,284,142
  CS First Boston Mortgage Securities Corp.
    97-1R, 1M4 7.398%, 2/28/22 (d) ...............       Baa         1,029       1,022,511
  Commercial Resecuritization Trust 01-ABC2,
    A1 7.17%, 2/21/08 ............................       Aaa         1,750       1,846,250
  First Chicago/Lennar Trust 97-CHL1, D
    8.168%, 5/29/08 (d) ..........................       BB(c)       1,000         942,813
  GMAC Commercial Mortgage Securities, Inc.
    97-C2, A3 6.566%, 11/15/07 ...................       Aaa         1,000       1,043,863
  Lehman Brothers Commercial Conduit
    Mortgage Trust 99-C2, A2 7.325%,
    9/15/09 ......................................       Aaa         2,100       2,313,311
  Morgan Stanley Capital I 98-W F2, C 6.77%,
    7/15/30 ......................................       AA(c)       1,700       1,820,063
  Mortgage Capital Funding, Inc. 98-MC2, B
    6.549%, 5/18/08 ..............................       Aa          2,500       2,658,399
  Norwest Asset Securities Corp. 99-5, B3
    6.25%, 3/25/14 ...............................       BBB(c)      1,336       1,329,969
  Norwest Asset Securities Corp. 99-10, B3
    6.25%, 4/25/14 ...............................       BBB(c)        768         753,768
  Norwest Asset Securities Corp. 97-7, B1
    7%, 5/25/27 ..................................       Aaa         1,832       1,877,977
  Paine Webber Mortgage Acceptance Corp.
    00-1, M 7.75%, 9/25/30 .......................       AA(c)       1,262       1,259,928
  Residential Funding Mortgage Securities
    I 94-S7, M3 6.50%, 3/25/34 ...................       Baa         3,109       3,157,814
  Securitized Asset Sales, Inc. 95-6, B3 7%,
    12/25/10 .....................................       NR            797         822,732
  Structured Asset Securities Corp. 00-C2, L
    3.589%, 3/20/03 (d) ..........................       BB+(c)      1,102       1,086,870
  Summit Mortgage Trust 00-1, B3 6.131%,
    12/28/12 (d) .................................       A(c)        1,371       1,404,330
                                                                              ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $23,456,754) ..........................................      24,624,740
                                                                              ------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                                     PAR
                                                       MOODY'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
FOREIGN GOVERNMENT SECURITIES--16.7%
BULGARIA--0.8%
  Republic of Bulgaria IAB PDI 2.813%,
    7/28/11 (d) ..................................       B         $ 1,470    $  1,308,300
                                                                              ------------
EL SALVADOR--1.2%
  Republic of El Salvador 144A 8.50%,
    7/25/11 (b) ..................................       Baa         1,000       1,070,000
  Republic of El Salvador 144A 8.25%,
    4/10/32 (b) ..................................       Baa         1,000         960,000
                                                                              ------------
                                                                                 2,030,000
                                                                              ------------
GUATEMALA--0.3%
  Republic of Guatemala RegS 10.25%,
    11/8/11 ......................................       Ba            500         570,000
                                                                              ------------
JAMAICA--1.8%
  Government of Jamaica 144A 11.75%,
    5/15/11 (b) ..................................       Ba          1,000       1,120,000
  Government of Jamaica 10.625%, 6/20/17 .........       Ba            850         909,500
  Government of Jamaica 11.625%, 1/15/22 .........       Ba          1,000       1,165,000
                                                                              ------------
                                                                                 3,194,500
                                                                              ------------
MEXICO--2.6%
  United Mexican States 7.50%, 1/14/12 ...........       Baa         2,500       2,471,250
  United Mexican States 8.125%, 12/30/19 .........       Baa         2,000       1,948,000
                                                                              ------------
                                                                                 4,419,250
                                                                              ------------
PANAMA--0.6%
  Republic of Panama 9.625%, 2/8/11 ..............       Ba          1,000         972,500
                                                                              ------------
PHILIPPINES--1.7%
  Republic of the Philippines 9.875%,
    1/15/19 ......................................       Ba          2,000       1,992,000
  Republic of the Philippines 10.625%,
    3/16/25 ......................................       Ba          1,000       1,036,000
                                                                              ------------
                                                                                 3,028,000
                                                                              ------------
POLAND--1.4%
  Republic of Poland 6.25%, 7/3/12 ...............       Baa         1,500       1,498,125
  Republic of Poland Series PDIB 6%,
    10/27/14 (d) .................................       Baa           980         986,125
                                                                              ------------
                                                                                 2,484,250
                                                                              ------------
RUSSIA--4.0%
  Russian Federation RegS 5%, 3/31/30 (d) ........       Ba         10,000       6,962,500
                                                                              ------------
SOUTH AFRICA--2.0%
  Republic of South Africa Series 153 13%,
    8/31/10 ......................................       A          19,000(f)    1,935,283
  Republic of South Africa 7.375%, 4/25/12 .......       Baa         1,500       1,491,562
                                                                              ------------
                                                                                 3,426,845
                                                                              ------------
UKRAINE--1.0%
  Government of Ukraine RegS 11%,
    3/15/07 ......................................       B           1,780       1,808,925
                                                                              ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $29,940,107) ..........................................      30,205,070
                                                                              ------------
FOREIGN CORPORATE BONDS--8.5%
CANADA--1.8%
  Rogers Cable, Inc. 144A 7.875%, 5/1/12 (b) .....       Baa         1,000       1,010,030
  Telus Corp. 8%, 6/1/11 .........................       Baa         1,000         878,100
  Tembec Industries, Inc. 7.75%, 3/15/12 .........       Ba          1,250       1,231,250
                                                                              ------------
                                                                                 3,119,380
                                                                              ------------

                                                                     PAR
                                                       MOODY'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
CAYMAN ISLANDS--0.4%
  Petrobras International Finance 9.75%,
    7/6/11 .......................................       Baa       $ 1,000    $    780,000
                                                                              ------------
CHILE--2.1%
  Empresa Nacional de Electricidad SA
    Series B 8.50%, 4/1/09 .......................       Baa         2,000       1,906,600
  HQI Transelectric Chile SA 7.875%,
    4/15/11 ......................................       Baa         1,675       1,735,263
                                                                              ------------
                                                                                 3,641,863
                                                                              ------------
IRELAND--0.5%
  Clondalkin Industries plc 10.625%,
    1/15/10 ......................................       B             750(g)      807,384
                                                                              ------------
MALAYSIA--0.3%
  Petronas Capital Ltd. 144A 7%, 5/22/12 (b) .....       Baa           500         505,650
                                                                              ------------
MEXICO--0.8%
  Grupo Televisa SA 144A 8.50%, 3/11/32 (b) ......       Baa           415         361,050
  Grupo Transportacion Ferroviaria Mexicana
    SA de CV 11.75%, 6/15/09 (d) .................       B           1,100       1,036,750
                                                                              ------------
                                                                                 1,397,800
                                                                              ------------
NETHERLANDS--1.1%
  Deutsche Telekom International Finance DT
    8.50%, 6/15/10 (d) ...........................       Baa         1,000         995,661
  Deutsche Telekom International Finance DT
    8.75%, 6/15/30 (d) ...........................       Baa         1,000         929,606
                                                                              ------------
                                                                                 1,925,267
                                                                              ------------
TUNISIA--0.6%
  Banque Centrale de Tunisie 7.375%,
    4/25/12 ......................................       Baa         1,000         965,000
                                                                              ------------
UNITED KINGDOM--0.2%
  Xerox Capital Europe plc 5.875%, 5/15/04 .......       B             500         412,500
                                                                              ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $14,141,881) ..........................................      13,554,844
                                                                              ------------
CREDIT LINKED NOTES--0.6%
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
  STEERS Credit Linked Trust 2001,
    Series SLR-2 Repackaged Selectron Corp.
    0%, 5/20/03 (h),(d) ..........................       NR          1,000         970,000
                                                                              ------------
TOTAL CREDIT LINKED NOTES
  (Identified cost $1,000,000) ...........................................         970,000
                                                                              ------------
TARGETED RETURN INDEX SECURITIES--1.6%
  Lehman Brothers Targeted Return Index
    Securities Trust 10-02 144A 6.851%,
    1/15/12 (b),(d) ..............................       A           2,736       2,808,066
                                                                              ------------
TOTAL TARGETED RETURN INDEX SECURITIES
  (Identified cost $2,795,543) ...........................................       2,808,066
                                                                              ------------
LOAN PARTICIPATION NOTES--1.6%
  Kingdom of Morroco Series A 2.75%,
    1/5/09 (d) ...................................       Ba          1,750       1,557,500
  United Pan-Europe Communications 5.84%,
    3/31/09 (d) ..................................       B           1,500       1,215,000
                                                                              ------------
TOTAL LOAN PARTICIPATION NOTES
  (Identified cost $2,779,952) ...........................................       2,772,500
                                                                              ------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                                   SHARES         VALUE
                                                                  --------    ------------
PREFERRED STOCKS--0.0%
ALTERNATIVE CARRIERS--0.0%
  Global Crossing Holdings Ltd. Pfd. PIK
    10.50% (e),(h) ........................................            741    $          0
                                                                              ------------
TOTAL PREFERRED STOCKS
  (Identified cost $7,405) ...............................................               0
                                                                              ------------
COMMON STOCKS--0.0%
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
  AT&T Latin America Corp. Class A (e) ....................         64,050          34,587
                                                                              ------------
TOTAL COMMON STOCKS
  (Identified cost $281,820) .............................................          34,587
                                                                              ------------
WARRANTS--0.0%
AEROSPACE & DEFENSE--0.0%
  Loral Space & Communications, Inc. Warrants (e),(h),(i) .          1,000           1,000
                                                                              ------------
WIRELESS TELECOMMUNICATION SERVICES--0.0%
  Leap Wireless International, Inc. 144A Warrants (b),(e) .          1,500               0
                                                                              ------------
TOTAL WARRANTS
  (Identified cost $7,500) ...............................................           1,000
                                                                              ------------
TOTAL LONG TERM INVESTMENTS--99.2%
  (Identified cost $170,110,115) .........................................     172,259,040
                                                                              ------------

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
SHORT-TERM OBLIGATIONS--2.1%
COMMERCIAL PAPER--1.9%
  Special Purpose Accounts Receivable
    Cooperative Corp. 2%, 7/1/02 .................       A-1        $3,224    $  3,223,642
                                                                              ------------
FEDERAL AGENCY SECURITIES--0.2%
  Fannie Mae Discount Note 1.75%, 7/3/02 .........       AAA           420         419,918
                                                                              ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,643,959) ...........................................       3,643,560
                                                                              ------------
TOTAL INVESTMENTS--101.3%
  (Identified Cost $173,754,074) .........................................     175,902,600(a)
  Other assets and liabilities, net--(1.3)% ..............................      (2,219,397)
                                                                              ------------
NET ASSETS--100.0% .......................................................    $173,683,203
                                                                              ============

(a)  Federal Income Tax Information:  Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,778,765 and gross depreciation of $2,619,521 for federal  income tax purposes.  At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $173,743,356.
(b)  Security  exempt from  registration  under Rule 144A of the  Securities  Act of 1933.
     These securities may be resold in transactions exempt from registration,  normally to qualified  institutional  buyers.  At June 30, 2002, these  securities  amounted to a value of $22,160,786 or 12.8% of net assets.
(c)  As rated by Standard & Poors or Fitch.
(d)  Variable or step coupon security;  interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.
(f)  Par value represents South African Rand.
(g)  Par value represents Euro.
(h)  Illiquid.  At June 30,  2002,  these  securities  amounted to $971,000 or 0.5% of net assets.
(i)  Security  valued at fair value as  determined in good faith by or under the direction of the  Trustees.  At June 30,  2002,  this  security,  which is included in illiquid securities above, amounted to a value of $1,000 or 0% of net assets.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $173,754,074) ......................    $175,902,600
Cash ...............................................................................             999
Receivables
  Interest and dividends ...........................................................       2,568,529
  Fund shares sold .................................................................          52,800
  Investment securities sold .......................................................           2,996
                                                                                        ------------
    Total assets ...................................................................     178,527,924
                                                                                        ------------
LIABILITIES
Payables
  Investment securities purchased ..................................................       4,462,805
  Fund shares repurchased ..........................................................         191,568
  Investment advisory fee ..........................................................          72,300
  Financial agent fee ..............................................................          15,568
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................          98,763
                                                                                        ------------
    Total liabilities ..............................................................       4,844,721
                                                                                        ------------
NET ASSETS .........................................................................    $173,683,203
                                                                                        ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................    $205,698,861
  Undistributed net investment income ..............................................         528,234
  Accumulated net realized loss ....................................................     (34,693,318)
  Net unrealized appreciation ......................................................       2,149,426
                                                                                        ------------
NET ASSETS .........................................................................    $173,683,203
                                                                                        ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...      20,583,002
                                                                                        ============
Net asset value and offering price per share .......................................           $8.44
                                                                                               =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Interest .................................................................................       $ 6,859,729
  Dividends ................................................................................            13,876
                                                                                                   -----------
    Total investment income ................................................................         6,873,605
                                                                                                   -----------
EXPENSES
  Investment advisory fee ..................................................................           430,394
  Financial agent fee ......................................................................            90,909
  Printing .................................................................................            19,824
  Professional .............................................................................            17,116
  Custodian ................................................................................            15,414
  Trustees .................................................................................             3,455
  Miscellaneous ............................................................................            10,176
                                                                                                   -----------
    Total expenses .........................................................................           587,288
    Custodian fees paid indirectly .........................................................            (2,666)
                                                                                                   -----------
    Net expenses ...........................................................................           584,622
                                                                                                   -----------
NET INVESTMENT INCOME ......................................................................         6,288,983
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..........................................................        (5,855,961)
  Net realized gain on foreign currency transactions .......................................             1,717
  Net change in unrealized appreciation (depreciation) on investments ......................         4,311,359
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign
    currency transactions ..................................................................            (4,072)
                                                                                                   -----------
NET LOSS ON INVESTMENTS ....................................................................        (1,546,957)
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................       $ 4,742,026
                                                                                                   ===========

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                     6/30/02         YEAR ENDED
                                                                                                   (UNAUDITED)        12/31/01
                                                                                                  ------------      ------------
FROM OPERATIONS
  Net investment income (loss) ................................................................   $  6,288,983      $ 13,525,541
  Net realized gain (loss) ....................................................................     (5,854,244)       (5,676,289)
  Net change in unrealized appreciation (depreciation) ........................................      4,307,287         1,870,045
                                                                                                  ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................      4,742,026         9,719,297
                                                                                                  ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................     (7,086,740)      (13,336,322)
                                                                                                  ------------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................     (7,086,740)      (13,336,322)
                                                                                                  ------------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,108,014 and 4,560,206 shares, respectively) ................     26,818,562        40,237,530
  Net asset value of shares issued from reinvestment of distributions
  (839,749 and 1,546,724 shares, respectively) ................................................      7,086,740        13,336,322
  Cost of shares repurchased (2,915,887 and 4,859,933 shares, respectively) ...................    (25,106,575)      (42,828,727)
                                                                                                  ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................      8,798,727        10,745,125
                                                                                                  ------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................      6,454,013         7,128,100
NET ASSETS
  Beginning of period .........................................................................    167,229,190       160,101,090
                                                                                                  ------------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $528,234 AND $1,325,991,
    RESPECTIVELY) .............................................................................   $173,683,203      $167,229,190
                                                                                                  ============      ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        SIX MONTHS
                                                           ENDED                       YEAR ENDED DECEMBER 31,
                                                          6/30/02          ---------------------------------------------------
                                                        (UNAUDITED)        2001(4)         2000      1999      1998      1997
                                                        -----------        -------        ------    ------    ------    ------
Net asset value, beginning of period .................     $ 8.55          $ 8.75         $ 8.92    $ 9.18    $10.38    $10.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................       0.31            0.72(3)        0.75      0.73      0.77      0.75
  Net realized and unrealized gain (loss) ............      (0.07)          (0.21)         (0.19)    (0.24)    (1.17)     0.34
                                                           ------          ------         ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .................       0.24            0.51           0.56      0.49     (0.40)     1.09
                                                           ------          ------         ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............      (0.35)          (0.71)         (0.73)    (0.75)    (0.74)    (0.77)
  Distributions from net realized gains ..............         --              --             --        --     (0.06)    (0.28
                                                           ------          ------         ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ..............................      (0.35)          (0.71)         (0.73)    (0.75)    (0.80)    (1.05)
                                                           ------          ------         ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ............................      (0.11)          (0.20)         (0.17)    (0.26)    (1.20)     0.04
                                                           ------          ------         ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .......................     $ 8.44          $ 8.55         $ 8.75    $ 8.92    $ 9.18    $10.38
                                                           ======          ======         ======    ======    ======    ======
Total return .........................................       2.75%(6)        6.09%          6.47%     5.46%    (4.02)%   10.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ................   $173,683        $167,229       $160,101  $172,836  $187,363  $191,627
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) .............................       0.68%(2)(5)     0.65%(2)       0.65%     0.65%     0.64%     0.65%
  Net investment income ..............................       7.31%(5)        8.14%          8.45%     7.79%     7.61%     7.25%
Portfolio turnover ...................................        108%(6)         188%           148%      125%      160%      151%

(1)  If the investment  adviser had not waived fees and  reimbursed  expenses,  the ratio of operating  expenses to average net assets  would have been 0.71%,  0.69%,  0.71% and 0.66% for the periods  ended  December 31,  2001,  2000,  1999 and 1997, respectively.
(2)  The ratio of  operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian  fees;  if expense offsets were included, the ratio would not significantly differ.
(3)  Computed using average shares outstanding.
(4)  As required,  effective  January 1, 2001,  the Fund has adopted the  provisions  of AICPA Audit and  Accounting  Guide for
     Investment  Companies and began amortizing  premium on debt securities and including  paydown gains and losses in interest income.  The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%.  There was no effect to net  investment  income per share and net  realized and unrealized  gain (loss) per share.  Per share ratios and  supplemental  data for prior  periods have not been  restated to reflect this change.
(5)  Annualized.
(6)  Not annualized.

                        See Notes to Financial Statements

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)


                                                                 SHARES        VALUE
                                                                 -------    -----------
COMMON STOCKS--95.7%
AEROSPACE & DEFENSE--5.6%
  Boeing Co. (The) ........................................       33,000    $ 1,485,000
  General Dynamics Corp. ..................................        7,000        744,450
  Integrated Defense Technologies, Inc. (b) ...............       39,800      1,171,314
  Raytheon Co. ............................................       28,400      1,157,300
  United Technologies Corp. ...............................        4,700        319,130
                                                                            -----------
                                                                              4,877,194
                                                                            -----------
AIR FREIGHT & COURIERS--1.6%
  Airborne, Inc. ..........................................       36,000        691,200
  FedEx Corp. .............................................       13,000        694,200
                                                                            -----------
                                                                              1,385,400
                                                                            -----------
AIRLINES--0.8%
  Continental Airlines, Inc. Class B (b) ..................       20,000        315,600
  Delta Air Lines, Inc. ...................................       20,000        400,000
                                                                            -----------
                                                                                715,600
                                                                            -----------
ALUMINUM--1.1%
  Alcoa, Inc. .............................................       27,900        924,885
                                                                            -----------
APPAREL RETAIL--0.6%
  Talbots, Inc. (The) .....................................       15,000        525,000
                                                                            -----------
APPAREL, ACCESSORIES & LUXURY GOODS--2.5%
  Liz Claiborne, Inc. .....................................       29,000        922,200
  Nautica Enterprises, Inc. (b) ...........................       27,000        350,730
  Russell Corp. ...........................................       44,500        856,625
                                                                            -----------
                                                                              2,129,555
                                                                            -----------
BANKS--10.3%
  AmSouth Bancorp .........................................       32,000        716,160
  Bank of New York Co., Inc. (The) ........................       19,800        668,250
  Comerica, Inc. ..........................................       22,900      1,406,060
  Compass Bancshares, Inc. ................................       20,000        672,000
  Cullen/Frost Bankers, Inc. ..............................       34,000      1,222,300
  Popular, Inc. ...........................................       21,800        734,224
  Southwest Bancorp. of Texas, Inc. (b) ...................       28,000      1,014,160
  Sterling Bancshares, Inc. ...............................        8,000        118,160
  U.S. Bancorp ............................................       23,900        558,065
  Union Planters Corp. ....................................       16,350        529,250
  Wells Fargo & Co. .......................................       24,600      1,231,476
                                                                            -----------
                                                                              8,870,105
                                                                            -----------
BIOTECHNOLOGY--0.8%
  SICOR, Inc. (b) .........................................       36,100        669,294
                                                                            -----------
BUILDING PRODUCTS--1.0%
  York International Corp. ................................       24,400        824,476
                                                                            -----------
CASINOS & GAMING--1.2%
  Park Place Entertainment Corp. (b) ......................       75,800        776,950
  WMS Industries, Inc. (b) ................................       20,000        245,000
                                                                            -----------
                                                                              1,021,950
                                                                            -----------
COMMERCIAL PRINTING--1.6%
  Valassis Communications, Inc. (b) .......................       38,700      1,412,550
                                                                            -----------
COMMODITY CHEMICALS--0.5%
  Lyondell Chemical Co. ...................................       31,300        472,630
                                                                            -----------
CONSTRUCTION MATERIALS--0.7%
  Texas Industries, Inc. ..................................       19,600        617,204
                                                                            -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.1%
  Caterpillar, Inc. .......................................       20,000        979,000
                                                                            -----------

                                                                 SHARES        VALUE
                                                                 -------    -----------
CONSUMER FINANCE--1.8%
  American Capital Strategies Ltd. ........................       30,000    $   824,100
  MBNA Corp. ..............................................       22,600        747,382
                                                                            -----------
                                                                              1,571,482
                                                                            -----------
DIVERSIFIED CHEMICALS--2.3%
  Dow Chemical Co. (The) ..................................       25,000        859,500
  Du Pont (E.I.) de Nemours & Co. .........................       13,000        577,200
  Olin Corp. ..............................................       26,000        575,900
                                                                            -----------
                                                                              2,012,600
                                                                            -----------
DIVERSIFIED COMMERCIAL SERVICES--2.1%
  ABM Industries, Inc. ....................................        7,500        130,200
  Arbitron, Inc. (b) ......................................        4,300        134,160
  Cendant Corp. (b) .......................................       95,000      1,508,600
                                                                            -----------
                                                                              1,772,960
                                                                            -----------
DIVERSIFIED FINANCIAL SERVICES--6.7%
  Ambac Financial Group, Inc. .............................       29,500      1,982,400
  American Express Co. ....................................       18,000        653,760
  J.P. Morgan Chase & Co. .................................       22,900        776,768
  Merrill Lynch & Co., Inc. ...............................       10,000        405,000
  Prudential Financial, Inc. (b) ..........................       55,100      1,838,136
  SWS Group, Inc. .........................................        8,000        156,960
                                                                            -----------
                                                                              5,813,024
                                                                            -----------
ELECTRIC UTILITIES--0.8%
  Dominion Resources, Inc. ................................        2,000        132,400
  Hawaiian Electric Industries, Inc. ......................       10,000        425,500
  PNM Resources, Inc. .....................................        6,000        145,200
                                                                            -----------
                                                                                703,100
                                                                            -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
  Diebold, Inc. ...........................................        4,700        175,028
                                                                            -----------
EMPLOYMENT SERVICES--1.7%
  Manpower, Inc. ..........................................       27,700      1,017,975
  Watson Wyatt & Co. Holdings (b) .........................       18,200        440,804
                                                                            -----------
                                                                              1,458,779
                                                                            -----------
ENVIRONMENTAL SERVICES--0.5%
  Waste Management, Inc. ..................................       15,000        390,750
                                                                            -----------
GAS UTILITIES--0.6%
  NiSource, Inc. ..........................................       24,000        523,920
                                                                            -----------
GENERAL MERCHANDISE STORES--0.1%
  Target Corp. ............................................        2,500         95,250
                                                                            -----------
HOME FURNISHINGS--0.8%
  Ethan Allen Interiors, Inc. .............................       18,600        648,210
                                                                            -----------
HOTELS, RESORTS & CRUISE LINES--0.9%
  Hilton Hotels Corp. .....................................       27,000        375,300
  Marriott International, Inc. Class A ....................       10,000        380,500
                                                                            -----------
                                                                                755,800
                                                                            -----------
HOUSEHOLD APPLIANCES--0.8%
  Toro Co. (The) ..........................................       12,000        682,080
                                                                            -----------
HOUSEHOLD PRODUCTS--2.7%
  Clorox Co. (The) ........................................       15,000        620,250
  Kimberly-Clark Corp. ....................................       27,000      1,674,000
                                                                            -----------
                                                                              2,294,250
                                                                            -----------
INDUSTRIAL CONGLOMERATES--1.3%
  Textron, Inc. ...........................................       24,600      1,153,740
                                                                            -----------

                           See Notes to Financial Statements

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES

                                                                 SHARES        VALUE
                                                                 -------    -----------
INDUSTRIAL MACHINERY--2.0%
  Illinois Tool Works, Inc. ...............................       10,000    $   683,000
  Watts Industries, Inc. Class A ..........................       53,000      1,052,050
                                                                            -----------
                                                                              1,735,050
                                                                            -----------
INSURANCE BROKERS--0.7%
  Aon Corp. ...............................................       20,000        589,600
                                                                            -----------
INTEGRATED TELECOMMUNICATION SERVICES--1.1%
  Verizon Communications, Inc. ............................       24,100        967,615
                                                                            -----------
LEISURE FACILITIES--2.0%
  Six Flags, Inc. (b) .....................................      120,700      1,744,115
                                                                            -----------
LEISURE PRODUCTS--2.0%
  Hasbro, Inc. ............................................       97,000      1,315,320
  Scientific Games Corp. Class A (b) ......................       56,400        447,816
                                                                            -----------
                                                                              1,763,136
                                                                            -----------
LIFE & HEALTH INSURANCE--1.9%
  Torchmark Corp. .........................................       16,200        618,840
  UnumProvident Corp. .....................................       40,100      1,020,545
                                                                            -----------
                                                                              1,639,385
                                                                            -----------
MANAGED HEALTH CARE--3.7%
  Aetna, Inc. .............................................       22,000      1,055,340
  Health Net, Inc. (b) ....................................       45,000      1,204,650
  Humana, Inc. (b) ........................................       58,700        917,481
                                                                            -----------
                                                                              3,177,471
                                                                            -----------
MARINE--1.2%
  Teekay Shipping Corp. ...................................       27,400      1,011,334
                                                                            -----------
MULTI-LINE INSURANCE--1.0%
  Loews Corp. .............................................       16,000        847,840
                                                                            -----------
MULTI-UTILITIES & UNREGULATED POWER--0.1%
  Duke Energy Corp. .......................................        3,700        115,070
                                                                            -----------
OIL & GAS DRILLING--1.1%
  Rowan Cos., Inc. (b) ....................................       42,900        920,205
                                                                            -----------
OIL & GAS EQUIPMENT & SERVICES--2.1%
  Halliburton Co. .........................................       60,300        961,182
  National-Oilwell, Inc. (b) ..............................       42,500        894,625
                                                                            -----------
                                                                              1,855,807
                                                                            -----------
OIL & GAS EXPLORATION & PRODUCTION--1.9%
  Pioneer Natural Resources Co. ...........................       40,000      1,042,000
  Spinnaker Exploration Co. (b) ...........................       16,400        590,728
                                                                            -----------
                                                                              1,632,728
                                                                            -----------
PACKAGED FOODS AND MEATS--1.2%
  Kraft Foods, Inc. Class A ...............................       25,000      1,023,750
                                                                            -----------
PAPER PRODUCTS--1.1%
  International Paper Co. .................................       22,000        958,760
                                                                            -----------
PHARMACEUTICALS--2.9%
  Bristol-Myers Squibb Co. ................................       48,300      1,241,310
  Mylan Laboratories, Inc. ................................       41,200      1,291,620
                                                                            -----------
                                                                              2,532,930
                                                                            -----------
PROPERTY & CASUALTY INSURANCE--3.0%
  Allstate Corp. (The) ....................................       44,100      1,630,818
  Chubb Corp. (The) .......................................       14,000        991,200
                                                                            -----------
                                                                              2,622,018
                                                                            -----------

                                                                 SHARES        VALUE
                                                                 -------    -----------
RAILROADS--3.2%
  CSX Corp. ...............................................       37,600    $ 1,317,880
  Union Pacific Corp. .....................................       23,200      1,468,096
                                                                            -----------
                                                                              2,785,976
                                                                            -----------
REITS--1.3%
  Apartment Investment & Management Co. Class A ...........        5,000        246,000
  iStar Financial, Inc. ...................................       25,000        712,500
  Prentiss Properties Trust ...............................        6,000        190,500
                                                                            -----------
                                                                              1,149,000
                                                                            -----------
SOFT DRINKS--0.6%
  PepsiCo, Inc. ...........................................       10,000        482,000
                                                                            -----------
SPECIALTY STORES--3.4%
  Barnes & Noble, Inc. (b) ................................       23,400        618,462
  Office Depot, Inc. (b) ..................................       41,900        703,920
  Pep Boys-Manny, Moe & Jack (The) ........................       50,000        842,500
  Pier 1 Imports, Inc. ....................................       37,900        795,900
                                                                            -----------
                                                                              2,960,782
                                                                            -----------
TIRES & RUBBER--0.5%
  Bandag, Inc. ............................................       14,000        396,480
                                                                            -----------
TOBACCO--3.6%
  Philip Morris Cos., Inc. ................................       33,000      1,441,440
  UST, Inc. ...............................................       50,000      1,700,000
                                                                            -----------
                                                                              3,141,440
                                                                            -----------
TRUCKING--1.4%
  Pacer International, Inc. (b) ...........................       68,800      1,186,112
                                                                            -----------
TOTAL COMMON STOCKS
  (Identified cost $82,766,538) ........................................     82,714,420
                                                                            -----------
FOREIGN COMMON STOCKS--2.0%

CASINOS & GAMING--1.2%
  Magna Entertainment Corp. Class A (Canada) (b) ..........      144,200      1,007,958
                                                                            -----------
OIL & GAS DRILLING--0.8%
  Nabors Industries Ltd. (Barbados) (b) ...................       21,200        748,360
                                                                            -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,923,794) .........................................      1,756,318
                                                                            -----------
TOTAL LONG TERM INVESTMENTS--97.7%
  (Identified cost $84,690,332) ........................................     84,470,738
                                                                            -----------

                                                      STANDARD      PAR
                                                      & POOR'S     VALUE
                                                       RATING      (000)
                                                      --------     -----
SHORT-TERM OBLIGATIONS--2.5%
COMMERCIAL PAPER--2.5%
  Emerson Electric Co. 2%, 7/1/02 ................       A-1      $1,125      1,125,000
  Receivables Capital Corp. 1.90%, 7/1/02 ........       A-1+        300        300,000
  Verizon Network Funding Corp. 1.76%,
    7/16/02 ......................................       A-1+        710        709,479
                                                                            -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,134,479) .........................................      2,134,479
                                                                            -----------
TOTAL INVESTMENTS--100.2%
  (Identified Cost $86,824,811) ........................................     86,605,217(a)
  Other assets and liabilities, net--(0.2)% ............................       (130,312)
                                                                            -----------
NET ASSETS--100.0% .....................................................    $86,474,905
                                                                            ===========

(a)  Federal  Income  Tax  Information:   Net  unrealized  depreciation  of  investment
     securities is comprised of gross appreciation of $4,400,664 and gross depreciation of $5,017,616  for federal  income tax purposes.  At June 30, 2002,  the aggregate cost of securities for federal income tax purposes was $87,222,169.
(b)  Non-income producing.

                           See Notes to Financial Statements

                         PHOENIX-HOLLISTER VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $86,824,811) .......................     $86,605,217
Cash ...............................................................................           1,000
Receivables
  Investment securities sold .......................................................       2,263,172
  Dividends and interest ...........................................................         118,437
  Fund shares sold .................................................................          79,040
                                                                                         -----------
    Total assets ...................................................................      89,066,866
                                                                                         -----------
LIABILITIES
Payables
  Investment securities purchased ..................................................       2,430,794
  Fund shares repurchased ..........................................................          30,018
  Investment advisory fee ..........................................................          51,324
  Financial agent fee ..............................................................           9,778
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................          66,330
                                                                                         -----------
    Total liabilities ..............................................................       2,591,961
                                                                                         -----------
NET ASSETS .........................................................................     $86,474,905
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $98,232,893
  Undistributed net investment income ..............................................         120,758
  Accumulated net realized loss ....................................................     (11,659,152)
  Net unrealized depreciation ......................................................        (219,594)
                                                                                         -----------
NET ASSETS .........................................................................     $86,474,905
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       7,479,612
                                                                                         ===========
Net asset value and offering price per share .......................................          $11.56
                                                                                              ======

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $   668,383
  Interest .........................................................................          16,653
  Foreign taxes withheld ...........................................................            (365)
                                                                                         -----------
    Total investment income ........................................................         684,671
                                                                                         -----------
EXPENSES
  Investment advisory fee ..........................................................         307,455
  Financial agent fee ..............................................................          56,779
  Printing .........................................................................          25,988
  Professional .....................................................................          16,052
  Custodian ........................................................................          11,685
  Trustees .........................................................................           3,455
  Miscellaneous ....................................................................           4,430
                                                                                         -----------
    Total expenses .................................................................         425,844
    Less expense borne by investment adviser .......................................         (22,978)
    Custodian fees paid indirectly .................................................             (88)
                                                                                         -----------
    Net expenses ...................................................................         402,778
                                                                                         -----------
NET INVESTMENT INCOME ..............................................................         281,893
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................      (5,286,419)
  Net change in unrealized appreciation (depreciation) on investments ..............      (1,017,816)
                                                                                         -----------
NET LOSS ON INVESTMENTS ............................................................      (6,304,235)
                                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(6,022,342)
                                                                                         ===========

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                        6/30/02      YEAR ENDED
                                                                                                      (UNAUDITED)     12/31/01
                                                                                                     ------------   -----------
FROM OPERATIONS
  Net investment income (loss) ..................................................................... $    281,893   $   736,897
  Net realized gain (loss) .........................................................................   (5,286,419)   (6,316,439)
  Net change in unrealized appreciation (depreciation) .............................................   (1,017,816)   (6,361,675)
                                                                                                     ------------   -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................................   (6,022,342)  (11,941,217)
                                                                                                     ------------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ............................................................................     (297,990)     (600,943)
  Net realized short-term gains ....................................................................           --      (440,505)
                                                                                                     ------------   -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ........................................     (297,990)   (1,041,448)
                                                                                                     ------------   -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,818,264 and 5,154,942 shares, respectively) .....................   22,254,349    68,982,484
  Net asset value of shares issued from reinvestment of distributions (26,030 and 80,045 shares,
    respectively) ..................................................................................      297,990     1,041,448
  Cost of shares repurchased (1,145,709 and 1,418,021 shares, respectively) ........................  (13,916,230)  (18,342,907)
                                                                                                     ------------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ........................................    8,636,109    51,681,025
                                                                                                     ------------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS ............................................................    2,315,777    38,698,360
NET ASSETS
  Beginning of period ..............................................................................   84,159,128    45,460,768
                                                                                                     ------------   -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $120,758 AND $136,855,
    RESPECTIVELY) .................................................................................. $ 86,474,905   $84,159,128
                                                                                                     ============   ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       SIX MONTHS              YEAR ENDED                 FROM
                                                                          ENDED               DECEMBER 31,              INCEPTION
                                                                         6/30/02       ----------------------------     3/2/98 TO
                                                                       (UNAUDITED)      2001        2000      1999      12/31/98
                                                                       -----------     ------      ------    ------     --------
Net asset value, beginning of period ...............................     $12.41        $15.34      $12.91    $11.03      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................................       0.04          0.11        0.07      0.04        0.05
  Net realized and unrealized gain (loss) ..........................      (0.85)        (2.86)       3.98      2.63        1.03
                                                                         ------        ------      ------    ------      ------
    TOTAL FROM INVESTMENT OPERATIONS ...............................      (0.81)        (2.75)       4.05      2.67        1.08
                                                                         ------        ------      ------    ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............................      (0.04)        (0.09)      (0.08)    (0.04)      (0.05)
  Distributions from net realized gains ............................         --         (0.09)      (1.54)    (0.75)         --
                                                                         ------        ------      ------    ------      ------
    TOTAL DISTRIBUTIONS ............................................      (0.04)        (0.18)      (1.62)    (0.79)      (0.05)
                                                                         ------        ------      ------    ------      ------
CHANGE IN NET ASSET VALUE ..........................................      (0.85)        (2.93)       2.43      1.88        1.03
                                                                         ------        ------      ------    ------      ------
NET ASSET VALUE, END OF PERIOD .....................................     $11.56        $12.41      $15.34    $12.91      $11.03
                                                                         ======        ======      ======    ======      ======
Total return .......................................................      (6.52)%(2)   (17.96)%     32.16%    24.33%      10.79%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..............................    $86,475       $84,159     $45,461   $17,470      $9,533
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ...........................................       0.92%(1)(4)   0.85%(4)    0.85%     0.85%       0.85%(1)
  Net investment income ............................................       0.64%(1)      1.11%       0.79%     0.41%       0.85%(1)
Portfolio turnover .................................................         76%(2)       245%        166%      168%         77%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average net assets would have been 0.97%,  1.00%,  1.33%, 2.03% and 2.46% for the periods ended June 30, 2002, December 31, 2001, 2000, 1999 and
     1998, respectively.
(4)  The ratio of operating  expenses to average net assets  excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                       STANDARD     PAR
                                                       & POOR'S    VALUE
                                                         RATING    (000)       VALUE
                                                       --------   ------    ----------
U.S. GOVERNMENT SECURITIES--0.2%
U.S. TREASURY NOTES--0.2%
  U.S. Treasury Notes 6.25%, 7/31/02 (c) ............     AAA       $150    $   150,616
                                                                            -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $150,532) ...........................................        150,616
                                                                            -----------

                                                                 SHARES
                                                                --------
COMMON STOCKS--96.4%
ADVERTISING--0.1%
  Omnicom Group, Inc. .....................................        2,400        109,920
                                                                            -----------
AEROSPACE & DEFENSE--2.1%
  Boeing Co. (The) ........................................        7,000        315,000
  General Dynamics Corp. ..................................        2,200        233,970
  Honeywell International, Inc. ...........................        9,000        317,070
  Lockheed Martin Corp. ...................................        5,300        368,350
  United Technologies Corp. ...............................       11,100        753,690
                                                                            -----------
                                                                              1,988,080
                                                                            -----------
AIR FREIGHT & COURIERS--0.2%
  FedEx Corp. .............................................        2,900        154,860
                                                                            -----------
AIRLINES--0.2%
  AMR Corp. (b) ...........................................          600         10,116
  Delta Air Lines, Inc. ...................................        3,700         74,000
  Southwest Airlines Co. ..................................        4,200         67,872
                                                                            -----------
                                                                                151,988
                                                                            -----------
ALTERNATIVE CARRIERS--0.0%
  American Tower Corp. Class A (b) ........................        5,700         19,665
                                                                            -----------
ALUMINUM--0.6%
  Alcoa, Inc. .............................................       15,800        523,770
                                                                            -----------
APPAREL RETAIL--0.6%
  Abercrombie & Fitch Co.  Class A (b) ....................        6,400        154,368
  Limited Brands ..........................................        4,100         87,330
  TJX Cos., Inc. (The) ....................................       18,800        368,668
                                                                            -----------
                                                                                610,366
                                                                            -----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
  Jones Apparel Group, Inc. (b) ...........................        5,500        206,250
                                                                            -----------
APPLICATION SOFTWARE--0.1%
  Citrix Systems, Inc. (b) ................................        3,700         22,348
  PeopleSoft, Inc. (b) ....................................        2,300         34,224
  Rational Software Corp. (b) .............................        3,700         30,377
                                                                            -----------
                                                                                 86,949
                                                                            -----------
AUTO PARTS & EQUIPMENT--0.6%
  Delphi Corp. ............................................       13,000        171,600
  Johnson Controls, Inc. ..................................        2,700        220,347
  Lear Corp. (b) ..........................................        2,100         97,125
  Visteon Corp. ...........................................        4,600         65,320
                                                                            -----------
                                                                                554,392
                                                                            -----------
AUTOMOBILE MANUFACTURERS--1.0%
  Ford Motor Co. ..........................................       21,900        350,400
  General Motors Corp. ....................................       11,400        609,330
                                                                            -----------
                                                                                959,730
                                                                            -----------

                                                                 SHARES        VALUE
                                                                --------    -----------
BANKS--6.6%
  AmSouth Bancorp .........................................        6,400    $   143,232
  Bank of America Corp. ...................................        8,800        619,168
  Bank of New York Co., Inc. (The) ........................        5,000        168,750
  Bank One Corp. ..........................................       16,300        627,224
  Banknorth Group, Inc. ...................................        1,400         36,428
  BB&T Corp. ..............................................          700         27,020
  Compass Bancshares, Inc. ................................        1,000         33,600
  FirstMerit Corp. ........................................          300          8,274
  FleetBoston Financial Corp. .............................       20,600        666,410
  Golden State Bancorp, Inc. ..............................        2,300         83,375
  GreenPoint Financial Corp. ..............................        3,700        181,670
  Hibernia Corp. Class A ..................................        2,300         45,517
  IndyMac Bancorp, Inc. (b) ...............................        1,200         27,216
  KeyCorp .................................................          600         16,380
  Marshall & Ilsley Corp. .................................          200          6,186
  National Commerce Financial Corp. .......................          300          7,890
  North Fork Bancorp., Inc. ...............................        1,800         71,658
  Northern Trust Corp. ....................................        4,500        198,270
  PNC Financial Services Group ............................        7,600        397,328
  Regions Financial Corp. .................................        2,300         80,845
  SouthTrust Corp. ........................................        6,200        161,944
  SunTrust Banks, Inc. ....................................        3,800        257,336
  TCF Financial Corp. .....................................        1,300         63,830
  U.S. Bancorp ............................................       38,800        905,980
  Union Planters Corp. ....................................          900         29,133
  Wachovia Corp. ..........................................        8,700        332,166
  Washington Mutual, Inc. .................................       18,600        690,246
  Wells Fargo & Co. .......................................        7,000        350,420
  Wilmington Trust Corp. ..................................          400         12,200
                                                                            -----------
                                                                              6,249,696
                                                                            -----------
BIOTECHNOLOGY--1.1%
  Amgen, Inc. (b) .........................................       13,500        565,380
  Genzyme Corp. (b) .......................................          500          9,620
  Human Genome Sciences, Inc. (b) .........................        6,700         89,780
  Immunex Corp. (b) .......................................        3,500         78,190
  MedImmune, Inc. (b) .....................................        9,900        261,360
  Vertex Pharmaceuticals, Inc. (b) ........................        2,400         39,072
                                                                            -----------
                                                                              1,043,402
                                                                            -----------
BREWERS--0.2%
  Anheuser-Busch Cos., Inc. ...............................        2,800        140,000
                                                                            -----------
BROADCASTING & CABLE TV--0.9%
  Charter Communications, Inc. Class A (b) ................       10,600         43,248
  Clear Channel Communications, Inc. (b) ..................        3,200        102,464
  Comcast Corp. Class A (b) ...............................       18,500        441,040
  Cox Communications, Inc. Class A (b) ....................        4,200        115,710
  Liberty Media Corp. Class A (b) .........................       12,600        126,000
                                                                            -----------
                                                                                828,462
                                                                            -----------
BUILDING PRODUCTS--0.1%
  Masco Corp. .............................................        4,100        111,151
                                                                            -----------
CASINOS & GAMING--0.2%
  Harrah's Entertainment, Inc. (b) ........................        2,400        106,440
  Park Place Entertainment Corp. (b) ......................        3,600         36,900
                                                                            -----------
                                                                                143,340
                                                                            -----------
COMMODITY CHEMICALS--0.0%
  Lyondell Chemical Co. ...................................        2,000         30,200
                                                                            -----------
COMPUTER & ELECTRONICS RETAIL--0.1%
  Best Buy Co., Inc. (b) ..................................        2,700         98,010
                                                                            -----------

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                                 SHARES        VALUE
                                                                --------    -----------
COMPUTER HARDWARE--3.1%
  Dell Computer Corp. (b) .................................       30,400    $   794,656
  Hewlett-Packard Co. .....................................       44,900        686,072
  International Business Machines Corp. (c) ...............       14,800      1,065,600
  NCR Corp. (b) ...........................................        7,600        262,960
  Sun Microsystems, Inc. (b) ..............................       32,300        161,823
                                                                            -----------
                                                                              2,971,111
                                                                            -----------
COMPUTER STORAGE & PERIPHERALS--0.2%
  EMC Corp. (b) ...........................................       17,700        133,635
  Lexmark International, Inc. (b) .........................          500         27,200
  Network Appliance, Inc. (b) .............................        1,500         18,660
                                                                            -----------
                                                                                179,495
                                                                            -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.3%
  Caterpillar, Inc. .......................................        4,000        195,800
  Deere & Co. .............................................        1,500         71,850
                                                                            -----------
                                                                                267,650
                                                                            -----------
CONSUMER FINANCE--1.9%
  AmeriCredit Corp. (b) ...................................        4,200        117,810
  Capital One Financial Corp. .............................        7,500        457,875
  Countrywide Credit Industries, Inc. .....................       10,800        521,100
  Household International, Inc. ...........................        9,400        467,180
  MBNA Corp. ..............................................        6,400        211,648
                                                                            -----------
                                                                              1,775,613
                                                                            -----------
DATA PROCESSING SERVICES--0.4%
  Automatic Data Processing, Inc. .........................        8,200        357,110
                                                                            -----------
DEPARTMENT STORES--1.1%
  Federated Department Stores, Inc. (b) ...................        7,800        309,660
  Kohl's Corp. (b) ........................................        6,700        469,536
  May Department Stores Co. (The) .........................        2,300         75,739
  Sears, Roebuck and Co. ..................................        3,100        168,330
                                                                            -----------
                                                                              1,023,265
                                                                            -----------
DIVERSIFIED CHEMICALS--0.5%
  Dow Chemical Co. (The) ..................................        5,300        182,214
  Du Pont (E.I.) de Nemours & Co. .........................        4,000        177,600
  Eastman Chemical Co. ....................................        2,800        131,320
                                                                            -----------
                                                                                491,134
                                                                            -----------
DIVERSIFIED COMMERCIAL SERVICES--0.4%
  Cendant Corp. (b) .......................................       16,600        263,608
  eBay, Inc. (b) ..........................................        2,100        129,402
                                                                            -----------
                                                                                393,010
                                                                            -----------
DIVERSIFIED FINANCIAL SERVICES--6.8%
  Ambac Financial Group, Inc. .............................        4,100        275,520
  American Express Co. ....................................        8,000        290,560
  Citigroup, Inc. (c) .....................................       64,800      2,511,000
  E*TRADE Group, Inc. (b) .................................       13,500         73,710
  Edwards (A.G.), Inc. ....................................          700         27,209
  Fannie Mae ..............................................       15,000      1,106,250
  Freddie Mac .............................................        5,700        348,840
  Goldman Sachs Group, Inc. (The) .........................        4,500        330,075
  Legg Mason, Inc. ........................................        1,400         69,076
  Merrill Lynch & Co., Inc. ...............................        3,000        121,500
  Morgan Stanley ..........................................       13,200        568,656
  Prudential Financial, Inc. (b) ..........................        6,700        223,512
  Schwab (Charles) Corp. (The) ............................       26,900        301,280
  State Street Corp. ......................................          800         35,760
  T.Rowe Price Group, Inc. ................................        3,700        121,656
                                                                            -----------
                                                                              6,404,604
                                                                            -----------
DRUG RETAIL--0.5%
  CVS Corp. ...............................................        5,700        174,420
  Walgreen Co. ............................................        8,200        316,766
                                                                            -----------
                                                                                491,186
                                                                            -----------

                                                                 SHARES        VALUE
                                                                --------    -----------
ELECTRIC UTILITIES--2.9%
  Ameren Corp. ............................................        1,900    $    81,719
  American Electric Power Co., Inc. .......................        2,600        104,052
  Cinergy Corp. ...........................................        4,100        147,559
  Constellation Energy Group, Inc. ........................        4,700        137,898
  Dominion Resources, Inc. ................................        6,900        456,780
  DTE Energy Co. ..........................................        4,900        218,736
  Edison International (b) ................................        1,100         18,700
  Entergy Corp. ...........................................        8,400        356,496
  FirstEnergy Corp. .......................................        3,300        110,154
  FPL Group, Inc. .........................................          900         53,991
  PG&E Corp. (b) ..........................................       15,700        280,873
  Pinnacle West Capital Corp. .............................        2,500         98,750
  Potomac Electric Power Co. ..............................        1,800         38,664
  Progress Energy, Inc. ...................................        6,300        327,663
  Reliant Energy, Inc. ....................................        1,400         23,660
  TXU Corp. ...............................................        1,100         56,705
  Wisconsin Energy Corp. ..................................        3,200         80,864
  Xcel Energy, Inc. .......................................        5,700         95,589
                                                                            -----------
                                                                              2,688,853
                                                                            -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
  Cooper Industries Ltd. Class A ..........................        1,700         66,810
  Emerson Electric Co. ....................................        4,800        256,848
  Rockwell Automation, Inc. ...............................        4,200         83,916
                                                                            -----------
                                                                                407,574
                                                                            -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
  Agilent Technologies, Inc. (b) ..........................        1,900         44,935
  Gemstar-TV Guide International, Inc. (b) ................        9,000         48,510
                                                                            -----------
                                                                                 93,445
                                                                            -----------
ENVIRONMENTAL SERVICES--0.4%
  Waste Management, Inc. ..................................       13,700        356,885
                                                                            -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.0%
  Monsanto Co. ............................................        1,100         19,580
                                                                            -----------
FOOD DISTRIBUTORS--0.3%
  Sysco Corp. .............................................        9,600        261,312
                                                                            -----------
FOOD RETAIL--0.3%
  Albertson's, Inc. .......................................        5,900        179,714
  Kroger Co. (The) (b) ....................................        3,400         67,660
                                                                            -----------
                                                                                247,374
                                                                            -----------
FOOTWEAR--0.3%
  NIKE, Inc. Class B ......................................        4,600        246,790
                                                                            -----------
FOREST PRODUCTS--0.0%
  Weyerhaeuser Co. ........................................          700         44,695
                                                                            -----------
GAS UTILITIES--0.2%
  El Paso Corp. ...........................................        9,400        193,734
                                                                            -----------
GENERAL MERCHANDISE STORES--3.0%
  Costco Wholesale Corp. (b) ..............................        1,300         50,206
  Target Corp. ............................................       13,800        525,780
  Wal-Mart Stores, Inc. (c) ...............................       40,900      2,249,909
                                                                            -----------
                                                                              2,825,895
                                                                            -----------
HEALTH CARE DISTRIBUTORS & SERVICES--0.4%
  Cardinal Health, Inc. ...................................        4,600        282,486
  McKesson Corp. ..........................................        1,400         45,780
  Omnicare, Inc. ..........................................        1,300         34,138
                                                                            -----------
                                                                                362,404
                                                                            -----------
HEALTH CARE EQUIPMENT--1.8%
  Bard (C.R.), Inc. .......................................          800         45,264
  Baxter International, Inc. ..............................        8,400        373,380
  Becton, Dickinson and Co. ...............................        7,100        244,595
  Biomet, Inc. ............................................        1,700         46,104

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                                 SHARES        VALUE
                                                                --------    -----------
HEALTH CARE EQUIPMENT--CONTINUED
  Guidant Corp. (b) .......................................       10,900    $   329,507
  Medtronic, Inc. .........................................        7,900        338,515
  St. Jude Medical, Inc. (b) ..............................        1,600        118,160
  Stryker Corp. ...........................................        2,200        117,722
  Zimmer Holdings, Inc. (b) ...............................        1,200         42,792
                                                                            -----------
                                                                              1,656,039
                                                                            -----------
HEALTH CARE FACILITIES--0.8%
  HCA, Inc. ...............................................        8,200        389,500
  Tenet Healthcare Corp. (b) ..............................        4,600        329,130
                                                                            -----------
                                                                                718,630
                                                                            -----------
HOME IMPROVEMENT RETAIL--1.6%
  Home Depot, Inc. (The) ..................................       31,800      1,168,014
  Lowe's Cos., Inc. .......................................        8,500        385,900
                                                                            -----------
                                                                              1,553,914
                                                                            -----------
HOTELS, RESORTS & CRUISE LINES--0.5%
  Carnival Corp. ..........................................       11,000        304,590
  Marriott International, Inc. Class A ....................        4,600        175,030
  Starwood Hotels & Resorts Worldwide, Inc. ...............        1,000         32,890
                                                                            -----------
                                                                                512,510
                                                                            -----------
HOUSEHOLD APPLIANCES--0.1%
  Black & Decker Corp. (The) ..............................        2,800        134,960
                                                                            -----------
HOUSEHOLD PRODUCTS--2.2%
  Colgate-Palmolive Co. ...................................        6,900        345,345
  Procter & Gamble Co. (The) ..............................       19,000      1,696,700
                                                                            -----------
                                                                              2,042,045
                                                                            -----------
INDUSTRIAL CONGLOMERATES--3.9%
  General Electric Co. (c) ................................      110,400      3,207,120
  Tyco International Ltd. .................................       33,400        451,234
                                                                            -----------
                                                                              3,658,354
                                                                            -----------
INDUSTRIAL GASES--0.7%
  Air Products and Chemicals, Inc. ........................        6,300        317,961
  Praxair, Inc. ...........................................        5,400        307,638
                                                                            -----------
                                                                                625,599
                                                                            -----------
INDUSTRIAL MACHINERY--0.8%
  Danaher Corp. ...........................................        2,000        132,700
  Dover Corp. .............................................          500         17,500
  Eaton Corp. .............................................        2,000        145,500
  Illinois Tool Works, Inc. ...............................        1,200         81,960
  Ingersoll-Rand Co. Class A ..............................        5,800        264,828
  ITT Industries, Inc. ....................................        2,100        148,260
                                                                            -----------
                                                                                790,748
                                                                            -----------
INTEGRATED OIL & GAS--5.2%
  ChevronTexaco Corp. .....................................       16,800      1,486,800
  Conoco, Inc. ............................................       12,400        344,720
  Exxon Mobil Corp. .......................................       76,100      3,114,012
  Phillips Petroleum Co. ..................................          100          5,888
                                                                            -----------
                                                                              4,951,420
                                                                            -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.6%
  ALLTEL Corp. ............................................        1,400         65,800
  AT&T Corp. ..............................................       34,100        364,870
  BellSouth Corp. .........................................       21,500        677,250
  SBC Communications, Inc. ................................       30,100        918,050
  Sprint Corp. (FON Group) ................................       12,100        128,381
  Verizon Communications, Inc. ............................       30,000      1,204,500
                                                                            -----------
                                                                              3,358,851
                                                                            -----------

                                                                 SHARES        VALUE
                                                                --------    -----------
INTERNET SOFTWARE & SERVICES--0.1%
  BEA Systems, Inc. (b) ...................................        9,900    $    94,149
  KPMG Consulting, Inc. (b) ...............................        1,700         25,262
                                                                            -----------
                                                                                119,411
                                                                            -----------
IT CONSULTING & SERVICES--0.3%
  Computer Sciences Corp. (b) .............................        2,600        124,280
  Electronic Data Systems Corp. ...........................        4,700        174,605
                                                                            -----------
                                                                                298,885
                                                                            -----------
LEISURE PRODUCTS--0.4%
  Hasbro, Inc. ............................................        4,900         66,444
  Mattel, Inc. ............................................       12,700        267,716
                                                                            -----------
                                                                                334,160
                                                                            -----------
LIFE & HEALTH INSURANCE--0.9%
  John Hancock Financial Services, Inc. ...................        1,900         66,880
  Lincoln National Corp. ..................................        5,000        210,000
  MetLife, Inc. ...........................................        7,600        218,880
  Protective Life Corp. ...................................          900         29,790
  Torchmark Corp. .........................................        3,500        133,700
  UnumProvident Corp. .....................................        5,800        147,610
                                                                            -----------
                                                                                806,860
                                                                            -----------
MANAGED HEALTH CARE--0.8%
  Aetna, Inc. .............................................          400         19,188
  CIGNA Corp. .............................................        4,900        477,358
  WellPoint Health Networks, Inc. (b) .....................        3,900        303,459
                                                                            -----------
                                                                                800,005
                                                                            -----------
MOTORCYCLE MANUFACTURERS--0.2%
  Harley-Davidson, Inc. ...................................        2,900        148,683
                                                                            -----------
MOVIES & ENTERTAINMENT--1.7%
  AOL Time Warner, Inc. (b) ...............................       44,500        654,595
  Fox Entertainment Group, Inc. Class A (b) ...............        2,400         52,200
  Viacom, Inc. Class B (b) ................................       18,400        816,408
  Walt Disney Co. (The) ...................................        4,600         86,940
                                                                            -----------
                                                                              1,610,143
                                                                            -----------
MULTI-LINE INSURANCE--1.7%
  American International Group, Inc. ......................       21,800      1,487,414
  Hartford Financial Services Group, Inc. (The) ...........        2,300        136,781
                                                                            -----------
                                                                              1,624,195
                                                                            -----------
MULTI-UTILITIES & UNREGULATED POWER--0.1%
  Dynegy, Inc. Class A ....................................       11,300         81,360
  Williams Cos., Inc. (The) ...............................        2,700         16,173
                                                                            -----------
                                                                                 97,533
                                                                            -----------
NETWORKING EQUIPMENT--1.5%
  Brocade Communications Systems, Inc. (b) ................        5,200         90,896
  Cisco Systems, Inc. (b)(c) ..............................       96,000      1,339,200
                                                                            -----------
                                                                              1,430,096
                                                                            -----------
OIL & GAS DRILLING--0.3%
  Diamond Offshore Drilling, Inc. .........................        4,300        122,550
  Transocean, Inc. ........................................        3,700        115,255
                                                                            -----------
                                                                                237,805
                                                                            -----------
OIL & GAS EQUIPMENT & SERVICES--0.5%
  Baker Hughes, Inc. ......................................        9,500        316,255
  Cooper Cameron Corp. (b) ................................        3,800        183,996
                                                                            -----------
                                                                                500,251
                                                                            -----------
OIL & GAS EXPLORATION & PRODUCTION--0.7%
  Anadarko Petroleum Corp. ................................        7,000        345,100
  Devon Energy Corp. ......................................        6,300        310,464
                                                                            -----------
                                                                                655,564
                                                                            -----------

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                                 SHARES        VALUE
                                                                --------    -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.0%
  Valero Energy Corp. .....................................          500    $    18,710
                                                                            -----------
PACKAGED FOODS AND MEATS--0.7%
  Campbell Soup Co. .......................................          500         13,830
  Heinz (H.J.) Co. ........................................          400         16,440
  Hershey Foods Corp. .....................................        1,100         68,750
  Kellogg Co. .............................................        7,900        283,294
  Kraft Foods, Inc. Class A ...............................        7,900        323,505
                                                                            -----------
                                                                                705,819
                                                                            -----------
PAPER PACKAGING--0.1%
  Temple-Inland, Inc. .....................................        1,700         98,362
                                                                            -----------
PAPER PRODUCTS--0.2%
  Georgia-Pacific Corp. ...................................        6,700        164,686
                                                                            -----------
PERSONAL PRODUCTS--0.7%
  Gillette Co. (The) ......................................       20,800        704,496
                                                                            -----------
PHARMACEUTICALS--9.0%
  Abbott Laboratories .....................................       17,600        662,640
  Allergan, Inc. ..........................................          400         26,700
  Bristol-Myers Squibb Co. ................................        6,800        174,760
  Forest Laboratories, Inc. (b) ...........................        5,600        396,480
  Johnson & Johnson .......................................       30,100      1,573,026
  Lilly (Eli) & Co. .......................................       15,000        846,000
  Merck & Co., Inc. .......................................       16,900        855,816
  Pfizer, Inc. ............................................       61,800      2,163,000
  Pharmacia Corp. .........................................       12,600        471,870
  Schering-Plough Corp. ...................................        5,300        130,380
  Watson Pharmaceuticals, Inc. (b) ........................          300          7,581
  Wyeth ...................................................       22,800      1,167,360
                                                                            -----------
                                                                              8,475,613
                                                                            -----------
PROPERTY & CASUALTY INSURANCE--1.1%
  Allstate Corp. (The) ....................................       16,700        617,566
  Chubb Corp. (The) .......................................        2,800        198,240
  MBIA, Inc. ..............................................        4,100        231,773
  Travelers Property Casualty Corp. Class A (b) ...........          400          7,080
                                                                            -----------
                                                                              1,054,659
                                                                            -----------
PUBLISHING & PRINTING--0.9%
  Gannett Co., Inc. .......................................        6,300        478,170
  Knight-Ridder, Inc. .....................................          500         31,475
  Tribune Co. .............................................        7,000        304,500
                                                                            -----------
                                                                                814,145
                                                                            -----------
RAILROADS--0.5%
  Burlington Northern Santa Fe Corp. ......................        5,900        177,000
  CSX Corp. ...............................................        3,200        112,160
  GATX Corp. ..............................................          500         15,050
  Norfolk Southern Corp. ..................................        1,500         35,070
  Union Pacific Corp. .....................................        2,700        170,856
                                                                            -----------
                                                                                510,136
                                                                            -----------
RESTAURANTS--0.6%
  McDonald's Corp. ........................................       11,600        330,020
  Yum! Brands, Inc. (b) ...................................        8,200        239,850
                                                                            -----------
                                                                                569,870
                                                                            -----------
SEMICONDUCTOR EQUIPMENT--0.4%
  Applied Materials, Inc. (b) .............................       19,600        372,792
  Teradyne, Inc. (b) ......................................        1,300         30,550
                                                                            -----------
                                                                                403,342
                                                                            -----------
SEMICONDUCTORS--2.8%
  Agere Systems, Inc. Class A (b) .........................          200            280
  Agere Systems, Inc. Class B (b) .........................        4,312          6,468
  Altera Corp. (b) ........................................        7,500        102,000
  Analog Devices, Inc. (b) ................................        2,700         80,190


                                                                 SHARES        VALUE
                                                                --------    -----------
SEMICONDUCTORS--CONTINUED
  Applied Micro Circuits Corp. (b) ........................          800    $     3,784
  Broadcom Corp. Class A (b) ..............................        3,400         59,636
  Intel Corp. (c) .........................................       71,800      1,311,786
  Linear Technology Corp. .................................        5,700        179,151
  LSI Logic Corp. (b) .....................................        9,100         79,625
  Maxim Integrated Products, Inc. (b) .....................        3,800        145,654
  National Semiconductor Corp. (b) ........................          100          2,917
  PMC-Sierra, Inc. (b) ....................................        6,000         55,620
  Texas Instruments, Inc. .................................       19,700        466,890
  Xilinx, Inc. (b) ........................................        6,700        150,281
                                                                            -----------
                                                                              2,644,282
                                                                            -----------
SOFT DRINKS--2.9%
  Coca-Cola Co. (The) .....................................       33,900      1,898,400
  PepsiCo, Inc. ...........................................       16,800        809,760
                                                                            -----------
                                                                              2,708,160
                                                                            -----------
SPECIALTY CHEMICALS--0.4%
  PPG Industries, Inc. ....................................        5,100        315,690
  Rohm & Haas Co. .........................................        2,300         93,127
                                                                            -----------
                                                                                408,817
                                                                            -----------
SPECIALTY STORES--0.3%
  Bed Bath & Beyond, Inc. (b) .............................        7,000        264,180
  Pier 1 Imports, Inc. ....................................        2,700         56,700
                                                                            -----------
                                                                                320,880
                                                                            -----------
STEEL--0.1%
  Allegheny Technologies, Inc. ............................        1,400         22,120
  United States Steel Corp. ...............................        4,300         85,527
                                                                            -----------
                                                                                107,647
                                                                            -----------
SYSTEMS SOFTWARE--4.3%
  Microsoft Corp. (b) .....................................       63,900      3,495,330
  Oracle Corp. (b) ........................................       55,400        524,638
  VERITAS Software Corp. (b) ..............................        4,000         79,160
                                                                            -----------
                                                                              4,099,128
                                                                            -----------
TELECOMMUNICATIONS EQUIPMENT--0.7%
  Corning, Inc. (b) .......................................        3,500         12,425
  Motorola, Inc. ..........................................       34,000        490,280
  QUALCOMM, Inc. (b) ......................................        5,000        137,450
                                                                            -----------
                                                                                640,155
                                                                            -----------
TOBACCO--1.2%
  Philip Morris Cos., Inc. ................................       26,300      1,148,784
                                                                            -----------
TRADING COMPANIES & DISTRIBUTORS--0.2%
  Grainger (W.W.), Inc. ...................................        2,800        140,280
                                                                            -----------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
  AT&T Wireless Services, Inc. (b) ........................       48,100        281,385
  Sprint Corp. (PCS Group) (b) ............................       39,200        175,224
                                                                            -----------
                                                                                456,609
                                                                            -----------
TOTAL COMMON STOCKS
  (Identified cost $105,974,096) .......................................     90,974,191
                                                                            -----------
FOREIGN COMMON STOCKS--1.9%

ALUMINUM--0.3%
  Alcan, Inc. (Canada) ....................................        8,300        311,416
                                                                            -----------
DIVERSIFIED METALS & MINING--0.1%
  Inco Ltd. (Canada) (b) ..................................        4,600        104,144
                                                                            -----------
INTEGRATED OIL & GAS--0.7%
  Royal Dutch Petroleum Co. NY Registered Shares
    (Netherlands) .........................................       11,600        641,132
                                                                            -----------

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                                 SHARES        VALUE
                                                                --------    -----------
PACKAGED FOODS AND MEATS--0.6%
  Unilever NV NY Registered Shares (Netherlands) ..........        8,800    $   570,240
                                                                            -----------
PROPERTY & CASUALTY INSURANCE--0.1%
  XL Capital Ltd. Class A (Bermuda) .......................        1,500        127,050
                                                                            -----------
TELECOMMUNICATIONS EQUIPMENT--0.1%
  Nortel Networks Corp. (Canada) (b) ......................       49,000         71,050
                                                                            -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,758,710) .........................................      1,825,032
                                                                            -----------
TOTAL LONG TERM INVESTMENTS--98.5%
  (Identified cost $107,883,338) .......................................     92,949,839
                                                                            -----------

                                                       STANDARD    PAR
                                                       & POOR'S   VALUE
                                                        RATING    (000)
                                                       --------  -------
SHORT-TERM OBLIGATIONS--0.5%
COMMERCIAL PAPER--0.5%
  Receivables Capital Corp. 1.90%, 7/1/02 ...........    A-1+      $ 290        289,970
  Ciesco LP 1.90%, 7/2/02 ...........................    A-1+        220        219,965
                                                                            -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $509,989) ...........................................        509,935
                                                                            -----------
TOTAL INVESTMENTS--99.0%
  (Identified Cost $108,393,327) .......................................     93,459,774(a)
  Other assets and liabilities, net--1.0% ..............................        939,965
                                                                            -----------
NET ASSETS--100.0% .....................................................    $94,399,739
                                                                            ===========

(a)  Federal  Income  Tax  Information:   Net  unrealized  depreciation  of  investment
     securities is comprised of gross appreciation of $6,965,297 and gross depreciation of $23,300,324  for federal  income tax purposes.  At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $109,794,801.
(b)  Non-income producing.
(c)  All or a portion segregated as collateral for futures.

                           See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $108,393,327) ......................     $ 93,459,774
Receivables
  Fund shares sold .................................................................          996,440
  Investment securities sold .......................................................          315,459
  Dividends and interest ...........................................................          116,053
                                                                                         ------------
    Total assets ...................................................................       94,887,726
                                                                                         ------------
LIABILITIES
Cash overdraft .....................................................................              363
Payables
  Investment securities purchased ..................................................          305,744
  Fund shares repurchased ..........................................................           64,221
  Variation margin for futures contracts ...........................................            1,409
  Printing fee .....................................................................           48,647
  Investment advisory fee ..........................................................           29,238
  Financial agent fee ..............................................................           10,488
  Trustees' fee ....................................................................            3,717
Accrued expenses ...................................................................           24,160
                                                                                         ------------
    Total liabilities ..............................................................          487,987
                                                                                         ------------
NET ASSETS .........................................................................     $ 94,399,739
                                                                                         ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $125,028,859
  Undistributed net investment income ..............................................           88,154
  Accumulated net realized loss ....................................................      (15,749,246)
  Net unrealized depreciation ......................................................      (14,968,028)
                                                                                         ------------
NET ASSETS .........................................................................     $ 94,399,739
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       10,268,121
                                                                                         ============
Net asset value and offering price per share .......................................            $9.19
                                                                                                =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $    702,829
  Interest .........................................................................            9,446
  Foreign taxes withheld ...........................................................           (3,946)
                                                                                         ------------
    Total investment income ........................................................          708,329
                                                                                         ------------
EXPENSES
  Investment advisory fee ..........................................................          231,912
  Financial agent fee ..............................................................           63,074
  Custodian ........................................................................           25,739
  Professional .....................................................................           15,438
  Printing .........................................................................           13,927
  Trustees .........................................................................            3,455
  Miscellaneous ....................................................................            5,067
                                                                                         ------------
    Total expenses .................................................................          358,612
    Less expenses borne by investment adviser ......................................          (41,038)
    Custodian fees paid indirectly .................................................              (29)
                                                                                         ------------
    Net expenses ...................................................................          317,545
                                                                                         ------------
NET INVESTMENT INCOME ..............................................................          390,784
                                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................       (6,073,739)
  Net realized loss on futures contracts ...........................................          (84,148)
  Net change in unrealized appreciation (depreciation) on investments ..............      (10,196,480)
                                                                                         ------------
NET LOSS ON INVESTMENTS ............................................................      (16,354,367)
                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(15,963,583)
                                                                                         ============

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                     6/30/02         YEAR ENDED
                                                                                                   (UNAUDITED)        12/31/01
                                                                                                  ------------      ------------
FROM OPERATIONS
  Net investment income (loss) ................................................................   $    390,784      $    849,371
  Net realized gain (loss) ....................................................................     (6,157,887)       (8,870,974)
  Net change in unrealized appreciation (depreciation) ........................................    (10,196,480)       (6,133,720)
                                                                                                  ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................    (15,963,583)      (14,155,323)
                                                                                                  ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................       (406,291)         (761,382)
  Net realized long-term gains ................................................................             --          (676,397)
                                                                                                  ------------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................       (406,291)       (1,437,779)
                                                                                                  ------------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,886,931 and 3,167,536 shares, respectively) ................     19,379,102        35,461,521
  Net asset value of shares issued from reinvestment of distributions (40,955 and 129,170
    shares, respectively) .....................................................................        406,291         1,437,779
  Cost of shares repurchased (1,415,227 and 2,833,213 shares, respectively) ...................    (14,509,220)      (31,437,657)
                                                                                                  ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................      5,276,173         5,461,643
                                                                                                  ------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................    (11,093,701)      (10,131,459)
NET ASSETS
  Beginning of period .........................................................................    105,493,440       115,624,899
                                                                                                  ------------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $88,154 AND $103,661,
    RESPECTIVELY) .............................................................................   $ 94,399,739      $105,493,440
                                                                                                  ============      ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     SIX MONTHS                                                        FROM
                                                        ENDED                      YEAR ENDED DECEMBER 31,           INCEPTION
                                                       6/30/02         -----------------------------------------     7/15/97 TO
                                                     (UNAUDITED)       2001(5)     2000        1999        1998       12/31/97
                                                     -----------       -------    ------      ------      ------     ----------
Net asset value, beginning of period ...............   $10.81          $12.44     $14.64      $13.08      $10.49       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................     0.04            0.09       0.11        0.12        0.12         0.05
  Net realized and unrealized gain (loss) ..........    (1.62)          (1.57)     (1.75)       2.33        3.19         0.54
                                                       ------          ------     ------      ------      ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ...............    (1.58)          (1.48)     (1.64)       2.45        3.31         0.59
                                                       ------          ------     ------      ------      ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............    (0.04)          (0.08)     (0.11)      (0.12)      (0.12)       (0.05)
  Distributions from net realized gains ............       --           (0.07)     (0.45)      (0.77)      (0.60)       (0.05)
                                                       ------          ------     ------      ------      ------       ------
    TOTAL DISTRIBUTIONS ............................    (0.04)          (0.15)     (0.56)      (0.89)      (0.72)       (0.10)
                                                       ------          ------     ------      ------      ------       ------
CHANGE IN NET ASSET VALUE ..........................    (1.62)          (1.63)     (2.20)       1.56        2.59         0.49
                                                       ------          ------     ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD .....................   $ 9.19          $10.81     $12.44      $14.64      $13.08       $10.49
                                                       ======          ======     ======      ======      ======       ======
Total return .......................................   (14.64)%(3)    (11.90)%    (11.47)%     18.86%      31.68%        5.83%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..............  $94,400       $105,493    $115,625    $131,860     $69,522      $30,851
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (2) ...........................     0.62%(1)(4)    0.55%(4)    0.55%       0.55%       0.55%        0.55%(1)
  Net investment income ............................     0.76%(1)       0.80%       0.80%       0.95%       1.08%        1.46%(1)
Portfolio turnover .................................       20%(3)         40%         63%         45%         45%           9%(3)

(1)  Annualized.
(2)  If the investment  adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 0.70%,  0.70%,  0.69%,  0.75%, 0.82% and 1.05% for the periods ended June 30, 2002,  December 31,
     2001, 2000, 1999, 1998 and 1997, respectively.
(3)  Not annualized.
(4)  The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian  fees; if expense offsets were included, the ratio would not significantly differ.
(5)  As  required,  effective  January 1, 2001,  the Fund  adopted the  provisions  of AICPA Audit and  Accounting  Guide for
     Investment  Companies and began amortizing premium on debt securities.  There was no effect to net investment income per share and net  realized  and  unrealized  gain  (loss) per share and the ratio of net  investment  income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)        VALUE
                                                      --------     -------    -----------
U.S. GOVERNMENT SECURITIES--24.2%
U.S. TREASURY BONDS--14.9%
  U.S. Treasury Bonds 7.25%, 5/15/16 .............       AAA       $   925    $ 1,090,164
  U.S. Treasury Bonds 7.25%, 8/15/22 .............       AAA           580        690,874
  U.S. Treasury Bonds 6.25%, 8/15/23 .............       AAA         1,525      1,633,926
  U.S. Treasury Bonds 6.25%, 5/15/30 .............       AAA           560        606,616
  U.S. Treasury Bonds 5.375%, 2/15/31 ............       AAA           658        644,326
                                                                              -----------
                                                                                4,665,906
                                                                              -----------
U.S. TREASURY NOTES--9.3%
  U.S. Treasury Notes 7.50%, 2/15/05 .............       AAA           100        110,703
  U.S. Treasury Notes 3.50%, 11/15/06 ............       AAA           724        711,104
  U.S. Treasury Notes 4.375%, 5/15/07 ............       AAA           564        571,755
  U.S. Treasury Notes 6%, 8/15/09 ................       AAA           139        150,994
  U.S. Treasury Notes 3.375%, 1/15/12 ............       AAA           120        122,982
  U.S. Treasury Notes 4.875%, 2/15/12 ............       AAA         1,255      1,259,706
                                                                              -----------
                                                                                2,927,244
                                                                              -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $7,514,057) ...........................................      7,593,150
                                                                              -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--12.9%

  Fannie Mae 3.875%, 3/15/05 .....................       AAA         1,915      1,932,467
  Fannie Mae 6%, 12/15/05 ........................       AAA           280        298,989
  Fannie Mae 6.25%, 2/1/11 .......................       AAA           700        735,812
  Fannie Mae 6.625%, 11/15/30 ....................       AAA         1,015      1,071,635
                                                                              -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $3,968,689) ...........................................      4,038,903
                                                                              -----------
CORPORATE BONDS--55.6%

AEROSPACE & DEFENSE--1.5%
  Raytheon Co. 6.50%, 7/15/05 ....................       BBB           200        209,763
  Raytheon Co. 6.15%, 11/1/08 ....................       BBB-          250        256,605
                                                                              -----------
                                                                                  466,368
                                                                              -----------
AUTOMOBILE MANUFACTURERS--1.3%
  Ford Motor Credit Corp. 5.75%, 2/23/04 .........       BBB+          250        253,584
  General Motors Corp. 7.20%, 1/15/11 ............       BBB+          150        152,764
                                                                              -----------
                                                                                  406,348
                                                                              -----------
BANKS--0.7%
  Sovereign Bankcorp, Inc. 8.625%, 3/15/04 .......       BB+           200        208,842
                                                                              -----------
BREWERS--1.3%
  Coors Brewing Co. 144A 6.375%,
    5/15/12 (b) ..................................       BBB+          410        421,890
                                                                              -----------
BROADCASTING & CABLE TV--3.2%
  Charter Communications Holdings LLC
    10.25%, 1/15/10 ..............................       B+             50         34,250
  Clear Channel Communications, Inc. 6%,
    11/1/06 ......................................       BBB-           21         19,897
  Echostar DBS Corp. 144A 9.125%,
    1/15/09 (b) ..................................       B+            155        142,600
  Fox Liberty Networks LLC 8.875%,
    8/15/07 ......................................       BBB-          400        412,000
  Mediacom Broadband LLC 11%, 7/15/13 ............       B+            200        188,000
  Time Warner, Inc. 7.25%, 10/15/17 ..............       BBB+          220        198,642
                                                                              -----------
                                                                                  995,389
                                                                              -----------
CASINOS & GAMING--0.5%
  Hard Rock Hotel, Inc. Series B 9.25%,
    4/1/05 .......................................       B-            150        147,750
                                                                              -----------

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)        VALUE
                                                      --------     -------    -----------
COMPUTER HARDWARE--0.8%
  Apple Computer, Inc. 6.50%, 2/15/04 ............       BB        $   248    $   249,240
                                                                              -----------
CONSUMER FINANCE--1.2%
  GMAC Series MTN 5.36%, 7/27/04 .................       BBB+          250        254,583
  Hertz Corp. 7.625%, 6/1/12 .....................       BBB           140        138,029
                                                                              -----------
                                                                                  392,612
                                                                              -----------
DIVERSIFIED COMMERCIAL SERVICES--1.9%
  Aramark Services, Inc. 7%, 5/1/07 ..............       BBB-          210        214,345
  Cendant Corp. 6.875%, 8/15/06 ..................       BBB           200        201,150
  Cintas Corp. 144A 6%, 6/1/12 (b) ...............       A              75         76,057
  Science Applications International Corp. 144A
    6.25%, 7/1/12 (b) ............................       A-             50         49,162
  Science Applications International Corp. 144A
    7.125%, 7/1/32 (b) ...........................       A-             70         67,936
                                                                              -----------
                                                                                  608,650
                                                                              -----------
DIVERSIFIED FINANCIAL SERVICES--4.8%
  General Electric Capital Corp. Series MTNA
    6%, 6/15/12 ..................................       AAA           195        194,075
  Golden State Bancorp, Inc. 7%, 8/1/03 ..........       BB+           400        415,077
  Golden State Bancorp, Inc. 7.125%,
    8/1/05 .......................................       BB+           400        427,489
  Health Care Property Investors, Inc. 6.45%,
    6/25/12 ......................................       BBB+          110        109,600
  Pemex Master Trust 144A 8.625%,
    2/1/22 (b) ...................................       BBB-          100         97,750
  PHH Corp. 8.125%, 2/3/03 .......................       A-            250        253,444
                                                                              -----------
                                                                                1,497,435
                                                                              -----------
ELECTRIC UTILITIES--1.9%
  AmerenEnergy Generating 7.95%, 6/1/32 ..........       BBB+           90         93,912
  Appalachian Power Co. 4.80%, 6/15/05 ...........       BBB+           80         79,630
  Cinergy Corp. 6.25%, 9/1/04 ....................       BBB+          180        182,846
  PSEG Power LLC 6.875%, 4/15/06 .................       BBB           175        181,228
  PSEG Power LLC 144A 6.95%, 6/1/12 (b) ..........       BBB            50         50,262
                                                                              -----------
                                                                                  587,878
                                                                              -----------
ENVIRONMENTAL SERVICES--3.6%
  Republic Service, Inc. 6.75%, 8/15/11 ..........       BBB           200        206,012
  Waste Management, Inc. 7%, 10/1/04 .............       BBB           500        518,604
  Waste Management, Inc. 7.375%, 8/1/10 ..........       BBB           380        395,172
                                                                              -----------
                                                                                1,119,788
                                                                              -----------
FOOD RETAIL--3.9%
  Delhaize America, Inc. 7.375%, 4/15/06 .........       BBB-           95         98,777
  Kroger Co. 7.375%, 3/1/05 ......................       BBB-          155        166,269
  Kroger Co. 7.45%, 3/1/08 .......................       BBB-          425        467,279
  Kroger Co. 7.50%, 4/1/31 .......................       BBB-           55         57,257
  Safeway, Inc. 6.15%, 3/1/06 ....................       BBB           205        215,531
  Safeway, Inc. 6.50%, 3/1/11 ....................       BBB           150        154,550
  Winn-Dixie Stores, Inc. 8.875%, 4/1/08 .........       BB+            70         70,350
                                                                              -----------
                                                                                1,230,013
                                                                              -----------
FOREST PRODUCTS--0.7%
  Weyerhauser Co. 144A 5.50%, 3/15/05 (b) ........       BBB           205        210,616
                                                                              -----------
GAS UTILITIES--0.6%
  Southwest Gas Corp. 7.625%, 5/15/12 ............       BBB-           85         86,440
  Teppco Partners LP 7.625%, 2/15/12 .............       BBB           100        102,693
                                                                              -----------
                                                                                  189,133
                                                                              -----------

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)        VALUE
                                                      --------     -------    -----------
GENERAL MERCHANDISE STORES--0.9%
  Wal-Mart Stores, Inc. 6.875%, 8/10/09 ..........       AA        $   250    $   274,620
                                                                              -----------
HEALTH CARE DISTRIBUTORS & SERVICES--1.5%
  Quest Diagnostic, Inc. 6.75%, 7/12/06 ..........       BBB-          250        261,875
  Quest Diagnostic, Inc. 7.50%, 7/12/11 ..........       BBB-          195        211,896
                                                                              -----------
                                                                                  473,771
                                                                              -----------
HEALTH CARE FACILITIES--6.6%
  Clarent Hospital Corp. 11.50%, 8/15/05 .........       NR            300        319,500
  HCA, Inc. 6.91%, 6/15/05 .......................       BBB-          355        370,641
  HCA, Inc. 6.95%, 5/1/12 ........................       BBB-          135        137,576
  HEALTHSOUTH Corp. 7.375%, 10/1/06 ..............       BBB-          300        301,500
  HEALTHSOUTH Corp. 8.50%, 2/1/08 ................       BBB-          225        237,375
  Tenet Healthcare Corp. 5.375%, 11/15/06 ........       BBB           400        404,231
  Tenet Healthcare Corp. 6.375%, 12/1/11 .........       BBB           250        253,066
  Vicar Operating, Inc. 8.75%, 12/1/09 ...........       B-             60         63,300
                                                                              -----------
                                                                                2,087,189
                                                                              -----------
HOMEBUILDING--0.3%
  K. Hovanian Enterprises, Inc. 144A 8.875%,
    4/1/12 (b) ...................................       B              65         64,269
  KB Home 8.625%, 12/15/08 .......................       BB-            45         45,675
                                                                              -----------
                                                                                  109,944
                                                                              -----------
HOTELS, RESORTS & CRUISE LINES--0.3%
  Starwood Hotels & Resorts Worldwide, Inc. ......
    144A 7.375%, 5/1/07 (b) ......................       BBB-          100         98,375
                                                                              -----------
HOUSEHOLD PRODUCTS--2.5%
  Dial Corp. (The) 7%, 8/15/06 ...................       BBB-          280        293,061
  Dial Corp. (The) 6.50%, 9/15/08 ................       BBB-          300        305,135
  Procter and Gamble Co. 4.75%, 6/15/07 ..........       AA            195        196,791
                                                                              -----------
                                                                                  794,987
                                                                              -----------
INDUSTRIAL CONGLOMERATES--0.9%
  General Electric Capital Corp. Series MTNA
    4.25%, 1/28/05 ...............................       AAA           285        288,102
                                                                              -----------
INDUSTRIAL MACHINERY--0.3%
  Kennametal, Inc. 7.20%, 6/15/12 ................       BBB            85         84,938
                                                                              -----------
INSURANCE BROKERS--0.2%
  Marsh & McLennan Cos., Inc. 144A 6.25%,
    3/15/12 (b) ..................................       AA-            70         72,620
                                                                              -----------
INTEGRATED OIL & GAS--2.0%
  Conoco Funding Co. 5.45%, 10/15/06 .............       BBB+          340        340,000
  Conoco Funding Co. 6.35%, 10/15/11 .............       BBB+          155        160,699
  Occidental Petroleum Corp. 5.875%, 1/15/07 .....       BBB           130        134,676
                                                                              -----------
                                                                                  635,375
                                                                              -----------
LEISURE FACILITIES--0.8%
  Bally Total Fitness Holding Corp. Series D
    9.875%, 10/15/07 .............................       B-            250        249,375
                                                                              -----------
MANAGED HEALTH CARE--2.0%
  United Health Group, Inc. 7.50%, 11/15/05 ......       A              70         76,990
  United Health Group, Inc. 5.20%, 1/17/07 .......       A              70         71,128
  Wellpoint Health Network 6.375%, 6/15/06 .......       A-            455        479,047
                                                                              -----------
                                                                                  627,165
                                                                              -----------
METAL & GLASS CONTAINERS--0.6%
  Owens-Brockway Glass Container, Inc. 144A
    8.875%, 2/15/09 (b) ..........................       BB            175        175,875
                                                                              -----------

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)        VALUE
                                                      --------     -------    -----------
MOVIES & ENTERTAINMENT--2.1%
  AMC Entertainment, Inc. 144A 9.875%,
    2/1/12 (b) ...................................       CCC       $    45    $    45,281
  AOL Time Warner, Inc. 5.625%, 5/1/05 ...........       BBB+          290        284,551
  Viacom, Inc. 6.40%, 1/30/06 ....................       A-            300        316,684
                                                                              -----------
                                                                                  646,516
                                                                              -----------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
  Louis Dreyfus Natural Gas Corp. 6.875%,
    12/1/07 ......................................       BBB+          200        211,339
  Magnum Hunter Resources, Inc. 144A 9.60%,
    3/15/12 (b) ..................................       B              60         62,100
                                                                              -----------
                                                                                  273,439
                                                                              -----------
PACKAGED FOODS AND MEATS--2.8%
  Conagra Foods, Inc. 6.75%, 9/15/11 .............       BBB+          175        184,662
  General Mills, Inc. 6%, 2/15/12 ................       BBB+           85         84,200
  Hormel Foods Corp. 6.625%, 6/1/11 ..............       A             150        156,178
  Kellogg Co. Series B 6%, 4/1/06 ................       BBB           225        235,145
  Kellogg Co. Series B 6.60%, 4/1/11 .............       BBB           200        209,712
                                                                              -----------
                                                                                  869,897
                                                                              -----------
PUBLISHING & PRINTING--0.9%
  Gannett Co., Inc. 4.95%, 4/1/05 ................       A             265        270,352
                                                                              -----------
RESTAURANTS--0.7%
  McDonalds Corp. Series MTNG 5.375%,
    4/30/07 ......................................       A+            150        155,335
  Wendy's International, Inc. 6.20%, 6/15/14 .....       BBB+           45         45,720
  Yum! Brands, Inc. 7.70%, 7/1/12 ................       BB             25         25,125
                                                                              -----------
                                                                                  226,180
                                                                              -----------
SOFT DRINKS--0.8%
  Coca Cola Enterprises, Inc. 6.125%,
    8/15/11 ......................................       A             105        108,131
  Coca Cola Enterprises, Inc. 7.125%,
    8/1/17 .......................................       A             133        150,332
                                                                              -----------
                                                                                  258,463
                                                                              -----------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
  AT&T Wireless Services, Inc. 6.875%,
    4/18/05 ......................................       BBB           220        195,800
                                                                              -----------
TOTAL CORPORATE BONDS
  (Identified cost $17,100,009) ..........................................     17,444,935
                                                                              -----------
FOREIGN GOVERNMENT SECURITIES--0.3%

MEXICO--0.3%
  United Mexican States 7.50%, 1/14/12 ...........       BBB-          105        103,793
                                                                              -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $105,054) .............................................        103,793
                                                                              -----------
FOREIGN CORPORATE BONDS--0.4%

CANADA--0.4%
  Corus Entertainment, Inc. 144A 8.75%,
    3/1/12 (b) ...................................       B+             90         90,450
  Sysco International Corp. 144A 6.10%,
    6/1/12 (b) ...................................       AA-            40         41,317
                                                                              -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $129,158) .............................................        131,767
                                                                              -----------

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)        VALUE
                                                      --------     -------    -----------
CONVERTIBLE BONDS--2.5%
COMPUTER STORAGE & PERIPHERALS--0.0%
  Candescent Technologies Corp. Cv. 144A 8%,
    5/1/03 (b),(c),(d),(e) .......................       NA        $    50    $     4,250
                                                                              -----------
INTEGRATED TELECOMMUNICATION SERVICES--2.5%
  Verizon Global Funding Corp. 144A 4.25%,
    9/15/05 (b) ..................................       A+            775        778,875
                                                                              -----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $823,078) .............................................        783,125
                                                                              -----------
TOTAL LONG-TERM INVESTMENTS--95.9%
  (Identified cost $29,640,045) ..........................................     30,095,673
                                                                              -----------
SHORT-TERM OBLIGATIONS--1.3%
COMMERCIAL PAPER--1.3%
  Prudential Insurance Co. of America
    1.85%, 7/1/02 ................................       A-1           400        400,000
                                                                              -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $400,000) .............................................        400,000
                                                                              -----------
TOTAL INVESTMENTS--97.2%
  (Identified cost $30,040,045) ..........................................     30,495,673(a)
  Other assets and liabilities, net--2.8% ................................        886,168
                                                                              -----------
NET ASSETS--100.0% .......................................................    $31,381,841
                                                                              ===========

(a)  Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross  appreciation  of $671,451 and gross  depreciation of $222,137 for federal income tax purposes.  At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $30,046,359.
(b)  Security  exempt from  registration  under Rule 144A of the  Securities Act of 1933.
     These securities may be resold in transactions exempt from registration, normally to qualified  institutional  buyers.  At June 30, 2002, these securities  amounted to a value of $2,549,685 or 8.1% of net assets.
(c)  Illiquid.  Security valued at fair value as determined in good faith by or under the direction of the Trustees.  At June 30, 2002, these securities amounted to $4,250 or
     0.01% of net assets.
(d)  Non-income producing.
(e)  Security in default.

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $30,040,045) .......................     $30,495,673
Cash ...............................................................................          95,508
Receivables
  Interest .........................................................................         526,059
  Investment securities sold .......................................................         423,003
  Fund shares sold .................................................................          36,640
                                                                                         -----------
    Total assets ...................................................................      31,576,883
                                                                                         -----------
LIABILITIES
Payables
  Investment securities purchased ..................................................          74,669
  Fund shares repurchased ..........................................................          58,565
  Professional fee .................................................................          19,471
  Printing fee .....................................................................          18,307
  Investment advisory fee ..........................................................          13,979
  Financial agent fee ..............................................................           5,539
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................             795
                                                                                         -----------
    Total liabilities ..............................................................         195,042
                                                                                         -----------
NET ASSETS .........................................................................     $31,381,841
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $31,093,167
  Undistributed net investment income ..............................................          60,407
  Accumulated net realized loss ....................................................        (227,361)
  Net unrealized appreciation ......................................................         455,628
                                                                                         -----------
NET ASSETS .........................................................................     $31,381,841
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       3,039,960
                                                                                         ===========
Net asset value and offering price per share .......................................          $10.32
                                                                                              ======

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Interest .........................................................................     $ 921,166
                                                                                         ---------
    Total investment income ........................................................       921,166
                                                                                         ---------
EXPENSES
  Investment advisory fee ..........................................................       120,009
  Financial agent fee ..............................................................        32,369
  Professional .....................................................................        14,787
  Custodian ........................................................................         7,534
  Printing .........................................................................         4,609
  Trustees .........................................................................         3,455
  Miscellaneous ....................................................................         6,706
                                                                                         ---------
    Total expenses .................................................................       189,469
    Less expenses borne by investment adviser ......................................       (36,509)
    Custodian fees paid indirectly .................................................          (313)
                                                                                         ---------
    Net expenses ...................................................................       152,647
                                                                                         ---------
NET INVESTMENT INCOME ..............................................................       768,519
                                                                                         ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................      (157,952)
  Net change in unrealized appreciation (depreciation) on investments ..............       350,966
                                                                                         ---------
NET GAIN ON INVESTMENTS ............................................................       193,014
                                                                                         ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $ 961,533
                                                                                         =========

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                     6/30/02        YEAR ENDED
                                                                                                   (UNAUDITED)       12/31/01
                                                                                                   -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ................................................................    $   768,519      $ 1,035,171
  Net realized gain (loss) ....................................................................       (157,952)         313,577
  Net change in unrealized appreciation (depreciation) ........................................        350,966         (154,312)
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................        961,533        1,194,436
                                                                                                   -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................       (724,493)      (1,025,894)
  Net realized short-term gains ...............................................................             --         (125,681)
  Net realized long-term gains ................................................................             --          (69,856)
                                                                                                   -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................       (724,493)      (1,221,431)
                                                                                                   -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,147,982 and 1,804,732 shares, respectively) ................     11,830,292       18,830,362
  Net asset value of shares issued from reinvestment of distributions (70,691 and 119,019
    shares, respectively) .....................................................................        724,493        1,221,431
  Cost of shares repurchased (793,760 and 552,536 shares, respectively) .......................     (8,198,429)      (5,782,897)
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................      4,356,356       14,268,896
                                                                                                   -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................      4,593,396       14,241,901
NET ASSETS
  Beginning of period .........................................................................     26,788,445       12,546,544
                                                                                                   -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $60,407 AND $16,381,
    RESPECTIVELY) .............................................................................    $31,381,841      $26,788,445
                                                                                                   ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   SIX MONTHS               YEAR ENDED
                                                                      ENDED                 DECEMBER 31,         FROM INCEPTION
                                                                     6/30/02           ----------------------      12/15/99 TO
                                                                   (UNAUDITED)         2001(8)         2000         12/31/99
                                                                   -----------         -------        ------     --------------
Net asset value, beginning of period ............................    $10.24            $10.09         $ 9.98         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..................................      0.25              0.55(7)        0.53           0.02
  Net realized and unrealized gain (loss) .......................      0.07              0.17           0.10          (0.02)
                                                                     ------            ------         ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ............................      0.32              0.72           0.63             --
                                                                     ------            ------         ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..........................     (0.24)            (0.49)         (0.52)         (0.02)
  Distributions from net realized gains .........................        --             (0.08)            --             --
                                                                     ------            ------         ------         ------
    TOTAL DISTRIBUTIONS .........................................     (0.24)            (0.57)         (0.52)         (0.02)
                                                                     ------            ------         ------         ------
CHANGE IN NET ASSET VALUE .......................................      0.08              0.15           0.11          (0.02)
                                                                     ------            ------         ------         ------
NET ASSET VALUE, END OF PERIOD ..................................    $10.32            $10.24         $10.09         $ 9.98
                                                                     ======            ======         ======         ======
Total return ....................................................      3.12%(2)          7.24%          6.43%          0.02%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...........................   $31,382           $26,788        $12,547         $5,232
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ............................................      1.02%(1)(4)(6)    0.95%(4)(6)    1.00%(4)(5)    0.95%(1)(3)
  Net investment income .........................................      5.12%(1)          5.31%          6.63%          4.81%(1)
Portfolio turnover ..............................................       160%(2)           305%           227%             0%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average net assets would have been 8.18% for the period ended December 31, 1999.
(4)  If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average net assets  would have been  1.26%,  1.51% and 2.47% for the  periods  ended June 30,  2002,  December  31, 2001 and 2000, respectively.
(5)  For the year ended  December 31, 2000,  the ratio of operating  expenses to average net assets  excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would have been 0.95%.
(6)  The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees, if expense offsets were included, the ratio would not significantly differ.
(7)  Computed using average shares outstanding.
(8)  As required,  effective  January 1, 2001,  the Fund adopted the  provisions  of AICPA Audit and  Accounting  Guide for
     Investment  Companies and began amortizing  premium on debt  securities.  The effect of this change for the year ended
     December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and  decrease  the ratio of net  investment  income to average  net assets from 5.41% to
     5.31%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                 SHARES        VALUE
                                                                --------    -----------
COMMON STOCKS--90.5%
AEROSPACE & DEFENSE--2.9%
  Honeywell International, Inc. ...........................       58,635    $ 2,065,711
                                                                            -----------
BANKS--5.5%
  Bank of New York Co., Inc. (The) ........................       68,000      2,295,000
  Washington Mutual, Inc. .................................       42,805      1,588,494
                                                                            -----------
                                                                              3,883,494
                                                                            -----------
BIOTECHNOLOGY--4.1%
  Amgen, Inc. (b) .........................................       17,030        713,216
  Genentech, Inc. (b) .....................................       64,490      2,160,415
                                                                            -----------
                                                                              2,873,631
                                                                            -----------
BREWERS--3.0%
  Anheuser-Busch Cos., Inc. ...............................       42,140      2,107,000
                                                                            -----------
BROADCASTING & CABLE TV--6.2%
  Cablevision Systems Corp.-Rainbow Media Group
    Class A (b) ...........................................       37,560        328,650
  Cablevision Systems New York Group Class A (b) ..........       50,785        480,426
  Liberty Media Corp. Class A (b) .........................      309,630      3,096,300
  USA Interactive (b) .....................................       19,970        468,297
                                                                            -----------
                                                                              4,373,673
                                                                            -----------
CASINOS & GAMING--1.9%
  MGM MIRAGE (b) ..........................................       38,625      1,303,594
                                                                            -----------
CONSTRUCTION & ENGINEERING--1.8%
  Fluor Corp ..............................................       31,805      1,238,805
                                                                            -----------
DATA PROCESSING SERVICES--2.0%
  Automatic Data Processing, Inc. .........................       32,350      1,408,842
                                                                            -----------
DIVERSIFIED FINANCIAL SERVICES--14.8%
  Citigroup, Inc. .........................................       94,109      3,646,724
  Fannie Mae ..............................................       40,825      3,010,844
  Morgan Stanley ..........................................       37,795      1,628,208
  Schwab (Charles) Corp. (The) ............................      100,150      1,121,680
  SLM Corp. ...............................................        9,980        967,062
                                                                            -----------
                                                                             10,374,518
                                                                            -----------
DRUG RETAIL--2.0%
  Walgreen Co. ............................................       35,925      1,387,783
                                                                            -----------
GENERAL MERCHANDISE STORES--2.2%
  Costco Wholesale Corp. (b) ..............................       39,340      1,519,311
                                                                            -----------
HEALTH CARE DISTRIBUTORS & SERVICES--1.0%
  McKesson Corp. ..........................................       21,095        689,806
                                                                            -----------
HOME IMPROVEMENT RETAIL--3.7%
  Home Depot, Inc. (The) ..................................       70,060      2,573,304
                                                                            -----------
HOUSEHOLD PRODUCTS--1.7%
  Colgate-Palmolive Co. ...................................       23,430      1,172,671
                                                                            -----------
INDUSTRIAL CONGLOMERATES--2.9%
  General Electric Co. ....................................       69,055      2,006,048
                                                                            -----------
INSURANCE BROKERS--1.4%
  Marsh & McLennan Cos., Inc. .............................        9,865        952,959
                                                                            -----------

                                                                 SHARES        VALUE
                                                                --------    -----------
MANAGED HEALTH CARE--3.3%
  WellPoint Health Networks, Inc. (b) .....................       29,390    $ 2,286,836
                                                                            -----------
MOTORCYCLE MANUFACTURERS--1.0%
  Harley-Davidson, Inc. ...................................       13,680        701,374
                                                                            -----------
MOVIES & ENTERTAINMENT--6.0%
  AOL Time Warner, Inc. (b) ...............................       40,850        600,904
  Metro-Goldwyn-Mayer, Inc. (b) ...........................       58,050        679,185
  Viacom, Inc. Class B (b) ................................       65,920      2,924,870
                                                                            -----------
                                                                              4,204,959
                                                                            -----------
OIL & GAS EXPLORATION & PRODUCTION--2.6%
  Anadarko Petroleum Corp. ................................       36,625      1,805,612
                                                                            -----------
PACKAGED FOODS AND MEATS--1.1%
  Heinz (H.J.) Co. ........................................       18,645        766,309
                                                                            -----------
PHARMACEUTICALS--8.4%
  Pfizer, Inc. ............................................       97,828      3,423,980
  Schering-Plough Corp. ...................................       38,400        944,640
  Wyeth ...................................................       29,450      1,507,840
                                                                            -----------
                                                                              5,876,460
                                                                            -----------
PROPERTY & CASUALTY INSURANCE--0.5%
  Berkshire Hathaway, Inc. Class B (b) ....................          150        335,100
                                                                            -----------
SEMICONDUCTOR EQUIPMENT--2.3%
  Applied Materials, Inc. (b) .............................       83,190      1,582,274
                                                                            -----------
SEMICONDUCTORS--2.6%
  Linear Technology Corp. .................................       33,335      1,047,719
  Texas Instruments, Inc. .................................       33,070        783,759
                                                                            -----------
                                                                              1,831,478
                                                                            -----------
SYSTEMS SOFTWARE--5.3%
  Microsoft Corp. (b) .....................................       54,225      2,966,107
  Oracle Corp. (b) ........................................       77,240        731,463
                                                                            -----------
                                                                              3,697,570
                                                                            -----------
TELECOMMUNICATIONS EQUIPMENT--0.3%
  Lucent Technologies, Inc. (b) ...........................      120,695        200,354
                                                                            -----------
TOTAL COMMON STOCKS
  (Identified cost $79,199,048) ........................................     63,219,476
                                                                            -----------
FOREIGN COMMON STOCKS--5.2%

AEROSPACE & DEFENSE--0.1%
  Bombardier, Inc. Class B (Canada) .......................        7,186         59,533
                                                                            -----------
AUTOMOBILE MANUFACTURERS--0.4%
  Bayerische Motoren Werke AG (Germany) ...................        7,196        296,715
                                                                            -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
  Flextronics International Ltd. (Singapore) (b) ..........      109,950        783,943
                                                                            -----------
SEMICONDUCTOR EQUIPMENT--1.6%
  ASML Holding NV (Netherlands) (b) .......................       71,575      1,082,214
                                                                            -----------
TELECOMMUNICATIONS EQUIPMENT--2.0%
  Nokia Oyj ADR (Finland) .................................       96,845      1,402,316
                                                                            -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $8,235,645) .........................................      3,624,721
                                                                            -----------

                        See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES

                                                                 SHARES        VALUE
                                                                --------    -----------
FOREIGN PREFERRED STOCKS--0.3%
AUTOMOBILE MANUFACTURERS--0.3%
  PORSCHE AG Pfd. (Germany) ...............................          520    $   247,796
                                                                            -----------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $152,352) ...........................................        247,796
                                                                            -----------
CONVERTIBLE PREFERRED STOCKS--0.8%
AUTOMOBILE MANUFACTURERS--0.6%
  Ford Motor Co. Cv. Pfd. 6.5% ............................        4,970        279,563
  General Motors Co. Series A Cv. Pfd. 4.5% ...............        5,550        143,412
                                                                            -----------
                                                                                422,975
                                                                            -----------
ELECTRIC UTILITIES--0.1%
  Reliant Energy, Inc. Cv. Pfd. 2% ........................        1,720         43,017
                                                                            -----------
PUBLISHING & PRINTING--0.1%
  Tribune Co. Cv. Pfd. 2% .................................          980         63,945
                                                                            -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $632,435) ...........................................        529,937
                                                                            -----------

                                                       STANDARD    PAR
                                                       & POOR'S   VALUE
                                                        RATING    (000)
                                                       --------   ------
AGENCY MORTGAGE-BACKED SECURITIES--0.1%
  Fannie Mae 4.75%, 11/14/03 .....................       AAA      $   65         67,008
                                                                            -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $65,262) ............................................         67,008
                                                                            -----------
CORPORATE BONDS--0.1%
BREWERS--0.0%
  Anheuser Busch 6%, 4/15/11 .....................       A+           15         15,558
                                                                            -----------
COMMODITY CHEMICALS--0.1%
  Lyondell Chemical, Inc. Series A 9.625%,
    5/1/07 .......................................       BB           66         63,195
                                                                            -----------
TOTAL CORPORATE BONDS
  (Identified cost $81,861) ............................................         78,753
                                                                            -----------
CONVERTIBLE BONDS--0.1%
BROADCASTING & CABLE TV--0.1%
  Clear Channel Communications, Inc. Cv.
    2.625%, 4/1/03 ...............................       BBB-         98         92,365
                                                                            -----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $103,374) ...........................................         92,365
                                                                            -----------
TOTAL LONG TERM INVESTMENTS--97.1%
  (Identified cost $88,469,977) ........................................    67,860,056
                                                                            -----------

                                                       STANDARD    PAR
                                                       & POOR'S   VALUE
                                                        RATING    (000)        VALUE
                                                       --------   ------    -----------
SHORT-TERM OBLIGATIONS--3.0%
COMMERCIAL PAPER--3.0%
  Prudential Insurance Co. of America 1.85%,
    7/1/02 .......................................       A-1      $2,100    $ 2,100,000
                                                                            -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,100,000) .........................................      2,100,000
                                                                            -----------
TOTAL INVESTMENTS--100.1%
  (Identified Cost $90,569,977) ........................................     69,960,056(a)
  Other assets and liabilities, net--(0.1)% ............................       (101,655)
                                                                            -----------
NET ASSETS--100.0% .....................................................    $69,858,401
                                                                            ===========

(a)  Federal  Income  Tax  Information:   Net  unrealized  depreciation  of  investment
     securities is comprised of gross appreciation of $2,249,534 and gross depreciation of $23,201,981  for federal  income tax purposes.  At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $90,912,503.
(b)  Non-income producing.

                        See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $90,569,977) .......................     $ 69,960,056
Cash ...............................................................................           86,382
Receivables
  Investment securities sold .......................................................          888,261
  Fund shares sold .................................................................           36,713
  Dividends and interest ...........................................................           29,189
Prepaid expenses ...................................................................               18
                                                                                         ------------
    Total assets ...................................................................       71,000,619
                                                                                         ------------
LIABILITIES
Payables
  Investment securities purchased ..................................................          822,728
  Fund shares repurchased ..........................................................          115,660
  Printing fee .....................................................................          114,929
  Investment advisory fee ..........................................................           48,933
  Professional fee .................................................................           23,813
  Financial agent fee ..............................................................            9,001
  Trustees' fee ....................................................................            4,224
Accrued expenses ...................................................................            2,930
                                                                                         ------------
    Total liabilities ..............................................................        1,142,218
                                                                                         ------------
NET ASSETS .........................................................................     $ 69,858,401
                                                                                         ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $118,520,964
  Accumulated net investment loss ..................................................          (76,494)
  Accumulated net realized loss ....................................................      (27,976,224)
  Net unrealized depreciation ......................................................      (20,609,845)
                                                                                         ------------
NET ASSETS .........................................................................     $ 69,858,401
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       12,359,017
                                                                                         ============
Net asset value and offering price per share .......................................            $5.65
                                                                                                =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $    301,556
  Interest .........................................................................           27,459
  Foreign taxes withheld ...........................................................           (4,752)
                                                                                         ------------
    Total investment income ........................................................          324,263
                                                                                         ------------
EXPENSES
  Investment advisory fee ..........................................................          319,165
  Financial agent fee ..............................................................           51,461
  Professional .....................................................................           14,941
  Printing .........................................................................           11,956
  Custodian ........................................................................            8,975
  Trustees .........................................................................            3,495
  Miscellaneous ....................................................................            4,784
                                                                                         ------------
    Total expenses .................................................................          414,777
    Less expenses borne by investment adviser ......................................          (14,020)
                                                                                         ------------
    Net expenses ...................................................................          400,757
                                                                                         ------------
NET INVESTMENT LOSS ................................................................          (76,494)
                                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................       (6,425,856)
  Net change in unrealized
  appreciation (depreciation) on investments .......................................      (12,507,081)
  Net change in unrealized appreciation (depreciation) on foreign currency and
   foreign currency transactions ...................................................               38
                                                                                         ------------
NET LOSS ON INVESTMENTS ............................................................      (18,932,899)
                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(19,009,393)
                                                                                         ============

                        See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                     6/30/02         YEAR ENDED
                                                                                                   (UNAUDITED)        12/31/01
                                                                                                   ------------     ------------
FROM OPERATIONS
  Net investment income (loss) ................................................................    $    (76,494)    $   (177,090)
  Net realized gain (loss) ....................................................................      (6,425,856)     (19,633,207)
  Net change in unrealized appreciation (depreciation) ........................................     (12,507,043)         (53,121)
                                                                                                   ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................     (19,009,393)     (19,863,418)
                                                                                                   ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................              --               --
                                                                                                   ------------     ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................              --               --
                                                                                                   ------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,195,238 and 5,787,397 shares, respectively) ................      14,642,267       46,048,090
  Net asset value of shares issued in conjunction with Plan of Reorganization (3,141,426 and
    0 shares, respectively) (See Note 9) ......................................................      22,032,065               --
  Cost of shares repurchased (2,574,667 and 3,580,790 shares, respectively) ...................     (16,549,583)     (26,949,606)
                                                                                                   ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................      20,124,749       19,098,484
                                                                                                   ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................       1,115,356         (764,934)
NET ASSETS
  Beginning of period .........................................................................      68,743,045       69,507,979
                                                                                                   ------------     ------------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF ($76,494) AND $0, RESPECTIVELY) .    $ 69,858,401     $ 68,743,045
                                                                                                   ============     ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           SIX MONTHS         YEAR ENDED
                                                                              ENDED           DECEMBER 31,        FROM INCEPTION
                                                                             6/30/02      -------------------       12/15/99 TO
                                                                           (UNAUDITED)     2001         2000         12/31/99
                                                                         -------------    ------       ------     ---------------
Net asset value, beginning of period                                         $ 7.16       $ 9.41       $10.60         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                                (0.01)       (0.02)(5)     0.01           0.01
  Net realized and unrealized gain (loss)                                     (1.50)       (2.23)       (1.19)          0.59
                                                                             ------       ------       ------         ------
    TOTAL FROM INVESTMENT OPERATIONS                                          (1.51)       (2.25)       (1.18)          0.60
                                                                             ------       ------       ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                                           --           --        (0.01)            --
                                                                             ------       ------       ------         ------
    TOTAL DISTRIBUTIONS                                                          --           --        (0.01)            --
                                                                             ------       ------       ------         ------
CHANGE IN NET ASSET VALUE                                                     (1.51)       (2.25)       (1.19)          0.60
                                                                             ------       ------       ------         ------
NET ASSET VALUE, END OF PERIOD                                               $ 5.65       $ 7.16       $ 9.41         $10.60
                                                                             ======       ======       ======         ======
Total return                                                                 (21.08)%(2)  (23.84)%     (11.17)%         6.00%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                       $69,858      $68,743      $69,508         $3,275
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3)                                                       1.07%(1)     1.00%(4)     1.00%          1.00%(1)
  Net investment income                                                       (0.20)%(1)   (0.26)%       0.15%          1.61%(1)
Portfolio turnover                                                               37%(2)       35%          16%             0%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 1.10%,  1.19%, 1.24% and 17.29% for the periods ended June 30, 2002, December 31, 2001, 2000 and
     1999, respectively.
(4)  For the period ended  December 31, 2001 the ratio of  operating  expenses to average net assets  excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would not significantly differ.
(5)  Computed using average shares outstanding.

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                             SHARES          VALUE
                                                             ------       ----------
COMMON STOCKS--91.4%
ADVERTISING--0.1%
  Omnicom Group, Inc. ..................................        110       $    5,038
                                                                          ----------
AEROSPACE & DEFENSE--3.4%
  General Dynamics Corp. ...............................        140           14,889
  Lockheed Martin Corp. ................................        580           40,310
  Northrop Grumman Corp. ...............................        910          113,750
                                                                          ----------
                                                                             168,949
                                                                          ----------
AIR FREIGHT & COURIERS--2.2%
  FedEx Corp. ..........................................        750           40,050
  United Parcel Service, Inc. Class B ..................      1,070           66,072
                                                                          ----------
                                                                             106,122
                                                                          ----------
AIRLINES--0.3%
  Southwest Airlines Co. ...............................        770           12,443
                                                                          ----------
APPAREL RETAIL--0.5%
  TJX Cos., Inc. (The) .................................      1,290           25,297
                                                                          ----------
APPLICATION SOFTWARE--1.9%
  Cadence Design Systems, Inc. (b) .....................      1,290           20,795
  Electronic Arts, Inc. (b) ............................        200           13,210
  Intuit, Inc. (b) .....................................        530           26,352
  PeopleSoft, Inc. (b) .................................      2,130           31,694
  Rational Software Corp. (b) ..........................         20              164
                                                                          ----------
                                                                              92,215
                                                                          ----------
BIOTECHNOLOGY--1.9%
  Amgen, Inc. (b) ......................................      1,800           75,384
  Genzyme Corp. (b) ....................................        550           10,582
  MedImmune, Inc. (b) ..................................        330            8,712
                                                                          ----------
                                                                              94,678
                                                                          ----------
BROADCASTING & CABLE TV--1.6%
  Clear Channel Communications, Inc. (b) ...............      1,630           52,192
  Univision Communications, Inc. Class A (b) ...........        330           10,362
  USA Interactive (b) ..................................        460           10,787
  Westwood One, Inc. (b) ...............................        130            4,345
                                                                          ----------
                                                                              77,686
                                                                          ----------
COMPUTER & ELECTRONICS RETAIL--0.4%
  Best Buy Co., Inc. (b) ...............................        530           19,239
                                                                          ----------
COMPUTER HARDWARE--1.7%
  Dell Computer Corp. (b) ..............................      2,150           56,201
  International Business Machines Corp. ................        370           26,640
                                                                          ----------
                                                                              82,841
                                                                          ----------
COMPUTER STORAGE & PERIPHERALS--0.2%
  EMC Corp. (b) ........................................      1,100            8,305
                                                                          ----------
CONSUMER FINANCE--1.6%
  Capital One Financial Corp. ..........................      1,310           79,975
                                                                          ----------
DATA PROCESSING SERVICES--2.8%
  Automatic Data Processing, Inc. ......................        210            9,145
  First Data Corp. .....................................      3,390          126,108
                                                                          ----------
                                                                             135,253
                                                                          ----------
DEPARTMENT STORES--0.8%
  Kohl's Corp. (b) .....................................        570           39,946
                                                                          ----------
DIVERSIFIED COMMERCIAL SERVICES--0.6%
  eBay, Inc. (b) .......................................        490           30,194
                                                                          ----------

                                                             SHARES          VALUE
                                                             ------       ----------
DIVERSIFIED FINANCIAL SERVICES--4.5%
  American Express Co. .................................      1,090       $   39,589
  Citigroup, Inc. ......................................        160            6,200
  Freddie Mac ..........................................      1,100           67,320
  Goldman Sachs Group, Inc. (The) ......................        980           71,883
  Merrill Lynch & Co., Inc. ............................        930           37,665
                                                                          ----------
                                                                             222,657
                                                                          ----------
DRUG RETAIL--0.7%
  Walgreen Co. .........................................        920           35,540
                                                                          ----------
FOOD DISTRIBUTORS--0.6%
  Sysco Corp. ..........................................      1,100           29,942
                                                                          ----------
FOOTWEAR--0.1%
  NIKE, Inc. Class B ...................................         90            4,828
                                                                          ----------
GENERAL MERCHANDISE STORES--4.1%
  Target Corp. .........................................      1,160           44,196
  Wal-Mart Stores, Inc. ................................      2,890          158,979
                                                                          ----------
                                                                             203,175
                                                                          ----------
HEALTH CARE EQUIPMENT--2.2%
  Baxter International, Inc. ...........................      1,710           76,010
  Medtronic, Inc. ......................................        640           27,424
  Stryker Corp. ........................................        100            5,351
                                                                          ----------
                                                                             108,785
                                                                          ----------
HEALTH CARE FACILITIES--2.4%
  HCA, Inc. ............................................        770           36,575
  Tenet Healthcare Corp. (b) ...........................      1,140           81,567
                                                                          ----------
                                                                             118,142
                                                                          ----------
HOME IMPROVEMENT RETAIL--2.9%
  Home Depot, Inc. (The) ...............................        720           26,446
  Lowe's Cos., Inc. ....................................      2,500          113,500
                                                                          ----------
                                                                             139,946
                                                                          ----------
HOTELS, RESORTS & CRUISE LINES--0.5%
  Carnival Corp. .......................................        920           25,475
                                                                          ----------
HOUSEHOLD PRODUCTS--1.2%
  Estee Lauder Cos., Inc. (The) Class A ................         50            1,760
  Procter & Gamble Co. (The) ...........................        660           58,938
                                                                          ----------
                                                                              60,698
                                                                          ----------
INDUSTRIAL CONGLOMERATES--4.8%
  3M Co. ...............................................        900          110,700
  General Electric Co. .................................      3,960          115,038
  Tyco International Ltd. ..............................        710            9,592
                                                                          ----------
                                                                             235,330
                                                                          ----------
INDUSTRIAL GASES--0.8%
  Praxair, Inc. ........................................        660           37,600
                                                                          ----------
INDUSTRIAL MACHINERY--3.0%
  Danaher Corp. ........................................        950           63,033
  Illinois Tool Works, Inc. ............................        970           66,251
  SPX Corp. ............................................        130           15,275
                                                                          ----------
                                                                             144,559
                                                                          ----------
LIFE & HEALTH INSURANCE--0.3%
  AFLAC, Inc. ..........................................        410           13,120
                                                                          ----------
MANAGED HEALTH CARE--2.2%
  Anthem, Inc. (b) .....................................        220           14,846
  UnitedHealth Group, Inc. .............................      1,040           95,212
                                                                          ----------
                                                                             110,058
                                                                          ----------

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                                                             SHARES          VALUE
                                                             ------       ----------
MOTORCYCLE MANUFACTURERS--1.8%
  Harley-Davidson, Inc. ................................      1,750       $   89,723
                                                                          ----------
MOVIES & ENTERTAINMENT--4.1%
  Viacom, Inc. Class B (b) .............................      3,930          174,374
  Walt Disney Co. (The) ................................      1,450           27,405
                                                                          ----------
                                                                             201,779
                                                                          ----------
MULTI-LINE INSURANCE--2.2%
  American International Group, Inc. ...................      1,610          109,850
                                                                          ----------
NETWORKING EQUIPMENT--3.0%
  Brocade Communications Systems, Inc. (b) .............      1,500           26,220
  Cisco Systems, Inc. (b) ..............................      8,220          114,669
  Emulex Corp. (b) .....................................        330            7,428
                                                                          ----------
                                                                             148,317
                                                                          ----------
OIL & GAS DRILLING--0.3%
  GlobalSantaFe Corp. ..................................        460           12,581
                                                                          ----------
OIL & GAS EQUIPMENT & SERVICES--1.4%
  Baker Hughes, Inc. ...................................      1,470           48,936
  BJ Services Co. (b) ..................................        510           17,279
                                                                          ----------
                                                                              66,215
                                                                          ----------
OIL & GAS EXPLORATION & PRODUCTION--0.7%
  Apache Corp. .........................................        210           12,071
  Devon Energy Corp. ...................................        450           22,176
                                                                          ----------
                                                                              34,247
                                                                          ----------
PACKAGED FOODS AND MEATS--0.0%
  J.M. Smucker Co. (The) ...............................          6              205
                                                                          ----------
PERSONAL PRODUCTS--1.9%
  Avon Products, Inc. ..................................      1,760           91,942
                                                                          ----------
PHARMACEUTICALS--9.7%
  Forest Laboratories, Inc. (b) ........................        630           44,604
  Johnson & Johnson ....................................      1,760           91,978
  Lilly (Eli) & Co. ....................................      1,010           56,964
  Pfizer, Inc. .........................................      5,970          208,950
  Pharmacia Corp. ......................................        290           10,860
  Wyeth ................................................      1,180           60,416
                                                                          ----------
                                                                             473,772
                                                                          ----------
PROPERTY & CASUALTY INSURANCE--0.6%
  Chubb Corp. (The) ....................................        400           28,320
                                                                          ----------
RESTAURANTS--0.9%
  Yum! Brands, Inc. (b) ................................      1,500           43,875
                                                                          ----------
SEMICONDUCTOR EQUIPMENT--0.5%
  Applied Materials, Inc. (b) ..........................        640           12,173
  KLA-Tencor Corp. (b) .................................        270           11,877
                                                                          ----------
                                                                              24,050
                                                                          ----------
SEMICONDUCTORS--3.4%
  Analog Devices, Inc. (b) .............................        890           26,433
  Intel Corp. ..........................................        990           18,087
  Linear Technology Corp. ..............................      1,000           31,430
  Microchip Technology, Inc. (b) .......................        970           26,607
  Micron Technology, Inc. (b) ..........................      1,020           20,625
  QLogic Corp. (b) .....................................        290           11,049
  Texas Instruments, Inc. ..............................        430           10,191
  Xilinx, Inc. (b) .....................................        970           21,757
                                                                          ----------
                                                                             166,179
                                                                          ----------
SOFT DRINKS--2.8%
  Pepsi Bottling Group, Inc. (The) .....................        900           27,720
  PepsiCo, Inc. ........................................      2,290          110,378
                                                                          ----------
                                                                             138,098
                                                                          ----------

                                                             SHARES          VALUE
                                                             ------       ----------
SYSTEMS SOFTWARE--6.5%
  Adobe Systems, Inc. ..................................      1,140       $   32,490
  Microsoft Corp. (b) ..................................      3,670          200,749
  Oracle Corp. (b) .....................................      5,150           48,771
  VERITAS Software Corp. (b) ...........................      1,860           36,809
                                                                          ----------
                                                                             318,819
                                                                          ----------
TOBACCO--1.3%
  Philip Morris Cos., Inc. .............................      1,500           65,520
                                                                          ----------
TOTAL COMMON STOCKS
  (Identified cost $4,712,878) ....................................        4,481,528
                                                                          ----------
FOREIGN COMMON STOCKS--5.2%
APPLICATION SOFTWARE--0.2%
  SAP AG (Germany) .....................................         80            7,901
                                                                          ----------
BREWERS--0.8%
  Diageo plc (United Kingdom) ..........................      2,970           38,572
                                                                          ----------
BROADCASTING & CABLE TV--0.3%
  News Corp. Ltd. (The) (Australia) ....................      2,852           15,498
                                                                          ----------
HEALTH CARE EQUIPMENT--0.5%
  Alcon, Inc. (Switzerland) (b) ........................        770           26,372
                                                                          ----------
MOVIES & ENTERTAINMENT--0.3%
  News Corp. Ltd. (The)  ADR (Australia) ...............        550           12,612
                                                                          ----------
OIL & GAS DRILLING--0.4%
  Noble Corp. (Cayman Islands) (b) .....................        530           20,458
                                                                          ----------
PACKAGED FOODS AND MEATS--0.2%
  Unilever plc (United Kingdom) ........................      1,360           12,397
                                                                          ----------
PHARMACEUTICALS--0.3%
  Sanofi-Synthelabo SA (France) ........................        240           14,601
                                                                          ----------
PROPERTY & CASUALTY INSURANCE--1.6%
  ACE Ltd. (Bermuda) ...................................        730           23,068
  XL Capital Ltd. Class A (Bermuda) ....................        640           54,208
                                                                          ----------
                                                                              77,276
                                                                          ----------
SEMICONDUCTORS--0.6%
  Taiwan Semiconductor Manufacturing Co. Ltd.
    ADR (Taiwan) (b) ...................................      2,364           30,732
                                                                          ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $279,559) ......................................          256,419
                                                                          ----------
TOTAL LONG TERM INVESTMENTS--96.6%
  (Identified cost $4,992,437) ....................................        4,737,947
                                                                          ----------

                                                  STANDARD    PAR
                                                  & POOR'S   VALUE
                                                   RATING    (000)
                                                  --------   ------
SHORT-TERM OBLIGATIONS--5.0%
FEDERAL AGENCY SECURITIES--5.0%
  Fannie Mae 1.90%, 7/1/02 .....................     AAA      $245           245,000
                                                                          ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $245,000) ......................................          245,000
                                                                          ----------
TOTAL INVESTMENTS--101.6%
  (Identified cost $5,237,437) ....................................        4,982,947(a)
  Other assets and liabilities, net--(1.6)% .......................          (77,226)
                                                                          ----------
NET ASSETS--100.0% ................................................       $4,905,721
                                                                          ==========

(a)  Federal  Income Tax  Information:  Net  unrealized  depreciation  of investment
     securities   is  comprised  of  gross   appreciation   of  $163,190  and  gross
     depreciation of $595,729 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $5,415,486.
(b)  Non-income producing.

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $5,237,437) ........................     $4,982,947
Cash ...............................................................................         81,405
Foreign currency at value (Identified cost $1,868) .................................          1,866
Receivables
  Investment securities sold .......................................................        155,841
  Fund shares sold .................................................................          5,727
  Receivable from adviser ..........................................................          8,012
  Dividends ........................................................................          2,484
  Tax reclaim ......................................................................             33
                                                                                         ----------
    Total assets ...................................................................      5,238,315
                                                                                         ----------
LIABILITIES
Payables
  Investment securities purchased ..................................................        297,791
  Fund shares repurchased ..........................................................          2,746
  Professional fee .................................................................         21,733
  Financial agent fee ..............................................................          3,731
  Trustees' fee ....................................................................          1,721
Accrued expenses ...................................................................          4,872
                                                                                         ----------
    Total liabilities ..............................................................        332,594
                                                                                         ----------
NET ASSETS .........................................................................     $4,905,721
                                                                                         ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $5,587,620
  Accumulated net investment loss ..................................................         (4,141)
  Accumulated net realized loss ....................................................       (423,272)
  Net unrealized depreciation ......................................................       (254,486)
                                                                                         ----------
NET ASSETS .........................................................................     $4,905,721
                                                                                         ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...        558,602
                                                                                         ==========
Net asset value and offering price per share .......................................          $8.78
                                                                                              =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends .................................................................................................        $  14,975
  Interest ..................................................................................................            1,971
  Foreign taxes withheld ....................................................................................             (180)
                                                                                                                     ---------
    Total investment income .................................................................................           16,766
                                                                                                                     ---------
EXPENSES
  Investment advisory fee ...................................................................................           16,421
  Financial agent fee .......................................................................................           21,886
  Custodian .................................................................................................           17,244
  Professional ..............................................................................................           16,185
  Printing ..................................................................................................            3,789
  Trustees ..................................................................................................            3,455
  Miscellaneous .............................................................................................            2,834
                                                                                                                     ---------
    Total expenses ..........................................................................................           81,814
    Less expenses borne by investment adviser ...............................................................          (60,611)
    Custodian fees paid indirectly ..........................................................................               (1)
                                                                                                                     ---------
    Net expenses ............................................................................................           21,202
                                                                                                                     ---------
NET INVESTMENT INCOME .......................................................................................           (4,436)
                                                                                                                     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...........................................................................         (411,082)
  Net realized loss on foreign currency transaction .........................................................              (98)
  Net change in unrealized appreciation (depreciation) on investments .......................................         (479,010)
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions.                 4
                                                                                                                     ---------
NET LOSS ON INVESTMENTS .....................................................................................         (890,186)
                                                                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................................................        $(894,622)
                                                                                                                     =========

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   SIX MONTHS
                                                                                                      ENDED       FROM INCEPTION
                                                                                                     6/30/02       10/29/01 TO
                                                                                                   (UNAUDITED)       12/31/01
                                                                                                   ----------     --------------
FROM OPERATIONS
  Net investment income (loss) ................................................................    $   (4,436)      $      117
  Net realized gain (loss) ....................................................................      (411,180)         (11,249)
  Net change in unrealized appreciation (depreciation) ........................................      (479,006)         224,520
                                                                                                   ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................      (894,622)         213,388
                                                                                                   ----------       ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains ..........................................................................          (665)              --
                                                                                                   ----------       ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................          (665)              --
                                                                                                   ----------       ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (210,718 and 368,506 shares, respectively) ....................     2,063,084        3,725,658
  Net asset value of shares issued from reinvestment of  distributions (75 and 0 shares,
    respectively) .............................................................................           665               --
  Cost of shares repurchased (20,282 and 415 shares, respectively) ............................      (197,390)          (4,397)
                                                                                                   ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................     1,866,359        3,721,261
                                                                                                   ----------       ----------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................       971,072        3,934,649
NET ASSETS
  Beginning of period .........................................................................     3,934,649               --
                                                                                                   ----------       ----------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF ($4,141) AND UNDISTRIBUTED
    NET INVESTMENT INCOME OF $295, RESPECTIVELY) ..............................................    $4,905,721       $3,934,649
                                                                                                   ==========       ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                SIX MONTHS
                                                                                                   ENDED     FROM INCEPTION
                                                                                                  6/30/02      10/29/01 TO
                                                                                                (UNAUDITED)     12/31/01
                                                                                                -----------  --------------
Net asset value, beginning of period ........................................................     $10.69         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..............................................................      (0.01)            --(4)
  Net realized and unrealized gain (loss) ...................................................      (1.90)          0.69
                                                                                                  ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ........................................................      (1.91)          0.69
                                                                                                  ------         ------
LESS DISTRIBUTIONS
  Distributions from net realized gains .....................................................         --(4)          --
                                                                                                  ------         ------
CHANGE IN NET ASSET VALUE ...................................................................      (1.91)          0.69
                                                                                                  ------         ------
NET ASSET VALUE, END OF PERIOD ..............................................................     $ 8.78         $10.69
                                                                                                  ======         ======
Total return ................................................................................     (17.83)%(3)      6.89%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .....................................................     $4,906         $3,935
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .....................................................................       0.97%(2)(5)    0.95%(2)(5)
  Net investment income (loss) ..............................................................      (0.20)%(2)      0.02%(2)
Portfolio turnover rate .....................................................................         92%(3)         34%(3)

(1)  If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average net  assets  would  have  been  3.74% and 6.88%  for the  periods  ended  June 30,  2002 and  December  31,  2001, respectively.
(2)  Annualized.
(3)  Not annualized.
(4)  Amount is less than $0.01.
(5)  The ratio of operating  expenses to average net assets  excludes the effect of expense offsets for custodian fees;
     if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                             SHARES          VALUE
                                                             ------       ----------
COMMON STOCKS--90.5%
AEROSPACE & DEFENSE--0.9%
  General Dynamics Corp. ...............................         60       $    6,381
  Lockheed Martin Corp. ................................         60            4,170
  Northrop Grumman Corp. ...............................        170           21,250
                                                                          ----------
                                                                              31,801
                                                                          ----------
AIR FREIGHT & COURIERS--0.8%
  FedEx Corp. ..........................................        140            7,476
  United Parcel Service, Inc. Class B ..................        330           20,377
                                                                          ----------
                                                                              27,853
                                                                          ----------
ALUMINUM--0.9%
  Alcoa, Inc. ..........................................        970           32,155
                                                                          ----------
APPLICATION SOFTWARE--0.3%
  PeopleSoft, Inc. (b) .................................        395            5,878
  Rational Software Corp. (b) ..........................        200            1,642
  Siebel Systems, Inc. (b) .............................        200            2,844
                                                                          ----------
                                                                              10,364
                                                                          ----------
BANKS--6.0%
  Bank of America Corp. ................................        860           60,510
  Bank of New York Co., Inc. (The) .....................        300           10,125
  Charter One Financial, Inc. ..........................        300           10,314
  Comerica, Inc. .......................................        340           20,876
  FleetBoston Financial Corp. ..........................        870           28,145
  Mellon Financial Corp. ...............................        660           20,744
  SunTrust Banks, Inc. .................................         70            4,740
  U.S. Bancorp .........................................        410            9,574
  Wachovia Corp. .......................................        130            4,963
  Wells Fargo & Co. ....................................        790           39,547
                                                                          ----------
                                                                             209,538
                                                                          ----------
BREWERS--0.9%
  Anheuser-Busch Cos., Inc. ............................        640           32,000
                                                                          ----------
BROADCASTING & CABLE TV--0.7%
  Clear Channel Communications, Inc. (b) ...............        470           15,050
  Comcast Corp. Class A (b) ............................        130            3,099
  EchoStar Communications Corp. Class A (b) ............        100            1,856
  Univision Communications, Inc. Class A (b) ...........        100            3,140
                                                                          ----------
                                                                              23,145
                                                                          ----------
COMPUTER HARDWARE--2.8%
  Dell Computer Corp. (b) ..............................        710           18,559
  Hewlett-Packard Co. ..................................        926           14,149
  International Business Machines Corp. ................        860           61,920
  Sun Microsystems, Inc. (b) ...........................        350            1,754
                                                                          ----------
                                                                              96,382
                                                                          ----------
COMPUTER STORAGE & PERIPHERALS--0.3%
  EMC Corp. (b) ........................................        630            4,757
  Lexmark International, Inc. (b) ......................        110            5,984
                                                                          ----------
                                                                              10,741
                                                                          ----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.6%
  Caterpillar, Inc. ....................................        160            7,832
  Deere & Co. ..........................................        280           13,412
                                                                          ----------
                                                                              21,244
                                                                          ----------
CONSUMER FINANCE--0.6%
  Capital One Financial Corp. ..........................        330           20,147
                                                                          ----------

                                                             SHARES          VALUE
                                                             ------       ----------
DATA PROCESSING SERVICES--1.8%
  Automatic Data Processing, Inc. ......................        410       $   17,856
  Concord EFS, Inc. (b) ................................        280            8,439
  First Data Corp. .....................................        940           34,968
                                                                          ----------
                                                                              61,263
                                                                          ----------
DEPARTMENT STORES--1.3%
  Sears, Roebuck and Co. ...............................        860           46,698
                                                                          ----------
DIVERSIFIED CHEMICALS--0.1%
  Du Pont (E.I.) de Nemours & Co. ......................        110            4,884
                                                                          ----------
DIVERSIFIED COMMERCIAL SERVICES--0.1%
  Cendant Corp. (b) ....................................        140            2,223
                                                                          ----------
DIVERSIFIED FINANCIAL SERVICES--8.7%
  American Express Co. .................................        430           15,617
  Citigroup, Inc. ......................................      2,140           82,925
  Fannie Mae ...........................................        540           39,825
  Freddie Mac ..........................................      1,380           84,456
  Goldman Sachs Group, Inc. (The) ......................        320           23,472
  J.P. Morgan Chase & Co. ..............................         90            3,053
  Merrill Lynch & Co., Inc. ............................        680           27,540
  Morgan Stanley .......................................        270           11,632
  State Street Corp. ...................................        300           13,410
                                                                          ----------
                                                                             301,930
                                                                          ----------
DRUG RETAIL--0.4%
  CVS Corp. ............................................        200            6,120
  Walgreen Co. .........................................        230            8,885
                                                                          ----------
                                                                              15,005
                                                                          ----------
ELECTRIC UTILITIES--1.0%
  Dominion Resources, Inc. .............................        220           14,564
  Exelon Corp. .........................................        330           17,259
  PG&E Corp. (b) .......................................        220            3,936
                                                                          ----------
                                                                              35,759
                                                                          ----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
  Molex, Inc. ..........................................         70            2,347
                                                                          ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
  Agilent Technologies, Inc. (b) .......................        220            5,203
                                                                          ----------
ENVIRONMENTAL SERVICES--0.2%
  Waste Management, Inc. ...............................        320            8,336
                                                                          ----------
FOOD DISTRIBUTORS--0.2%
  Sysco Corp. ..........................................        240            6,533
                                                                          ----------
FOOD RETAIL--0.8%
  Kroger Co. (The) (b) .................................        750           14,925
  Safeway, Inc. (b) ....................................        454           13,252
                                                                          ----------
                                                                              28,177
                                                                          ----------
FOOTWEAR--0.3%
  NIKE, Inc. Class B ...................................        190           10,194
                                                                          ----------
GAS UTILITIES--0.2%
  NiSource, Inc. .......................................        290            6,331
                                                                          ----------
GENERAL MERCHANDISE STORES--4.7%
  BJ's Wholesale Club, Inc. (b) ........................         90            3,465
  Costco Wholesale Corp. (b) ...........................        360           13,903
  Family Dollar Stores, Inc. ...........................        230            8,107
  Target Corp. .........................................        980           37,338
  Wal-Mart Stores, Inc. ................................      1,850          101,769
                                                                          ----------
                                                                             164,582
                                                                          ----------

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

                                                             SHARES          VALUE
                                                             ------       ----------
HEALTH CARE DISTRIBUTORS & SERVICES--0.6%
  Cardinal Health, Inc. ................................        310       $   19,037
                                                                          ----------
HEALTH CARE EQUIPMENT--1.3%
  Applied Biosystems Group - Applera Corp. .............        470            9,160
  Baxter International, Inc. ...........................        280           12,446
  Medtronic, Inc. ......................................        370           15,855
  Stryker Corp. ........................................        140            7,491
                                                                          ----------
                                                                              44,952
                                                                          ----------
HEALTH CARE FACILITIES--1.2%
  HCA, Inc. ............................................        710           33,725
  HEALTHSOUTH Corp. (b) ................................        510            6,523
                                                                          ----------
                                                                              40,248
                                                                          ----------
HOME IMPROVEMENT RETAIL--1.2%
  Home Depot, Inc. (The) ...............................        620           22,773
  Lowe's Cos., Inc. ....................................        400           18,160
                                                                          ----------
                                                                              40,933
                                                                          ----------
HOUSEHOLD APPLIANCES--0.1%
  Black & Decker Corp. (The) ...........................        100            4,820
                                                                          ----------
HOUSEHOLD PRODUCTS--1.8%
  Estee Lauder Cos., Inc. (The) Class A ................        240            8,448
  Kimberly-Clark Corp. .................................        137            8,494
  Procter & Gamble Co. (The) ...........................        510           45,543
                                                                          ----------
                                                                              62,485
                                                                          ----------
INDUSTRIAL CONGLOMERATES--3.8%
  3M Co. ...............................................        390           47,970
  General Electric Co. .................................      2,680           77,854
  Tyco International Ltd. ..............................        560            7,566
                                                                          ----------
                                                                             133,390
                                                                          ----------
INDUSTRIAL GASES--1.1%
  Air Products and Chemicals, Inc. .....................        300           15,141
  Praxair, Inc. ........................................        400           22,788
                                                                          ----------
                                                                              37,929
                                                                          ----------
INDUSTRIAL MACHINERY--1.0%
  Danaher Corp. ........................................        170           11,279
  Illinois Tool Works, Inc. ............................        210           14,343
  Ingersoll-Rand Co. Class A ...........................        180            8,219
                                                                          ----------
                                                                              33,841
                                                                          ----------
INSURANCE BROKERS--0.2%
  Marsh & McLennan Cos., Inc. ..........................         80            7,728
                                                                          ----------
INTEGRATED OIL & GAS--3.1%
  ChevronTexaco Corp. ..................................        110            9,735
  Exxon Mobil Corp. ....................................      2,420           99,026
                                                                          ----------
                                                                             108,761
                                                                          ----------
INTEGRATED TELECOMMUNICATION SERVICES--3.2%
  ALLTEL Corp. .........................................         80            3,760
  AT&T Corp. ...........................................        790            8,453
  BellSouth Corp. ......................................      1,180           37,170
  SBC Communications, Inc. .............................        810           24,705
  Verizon Communications, Inc. .........................        890           35,734
                                                                          ----------
                                                                             109,822
                                                                          ----------
LIFE & HEALTH INSURANCE--1.0%
  AFLAC, Inc. ..........................................        200            6,400
  MetLife, Inc. ........................................        720           20,736
  UnumProvident Corp. ..................................        260            6,617
                                                                          ----------
                                                                              33,753
                                                                          ----------

                                                             SHARES          VALUE
                                                             ------       ----------
MANAGED HEALTH CARE--0.8%
  CIGNA Corp. ..........................................        130       $   12,665
  UnitedHealth Group, Inc. .............................        170           15,563
                                                                          ----------
                                                                              28,228
                                                                          ----------
MOTORCYCLE MANUFACTURERS--0.3%
  Harley-Davidson, Inc. ................................        190            9,741
                                                                          ----------
MOVIES & ENTERTAINMENT--3.3%
  AOL Time Warner, Inc. (b) ............................        940           13,827
  Fox Entertainment Group, Inc. Class A (b) ............        110            2,393
  Viacom, Inc. Class B (b) .............................      1,930           85,634
  Walt Disney Co. (The) ................................        670           12,663
                                                                          ----------
                                                                             114,517
                                                                          ----------
MULTI-LINE INSURANCE--2.1%
  American International Group, Inc. ...................        710           48,443
  Hartford Financial Services Group, Inc. (The) ........        410           24,383
                                                                          ----------
                                                                              72,826
                                                                          ----------
MULTI-UTILITIES & UNREGULATED POWER--0.1%
  Duke Energy Corp. ....................................        132            4,105
                                                                          ----------
NETWORKING EQUIPMENT--1.7%
  Cisco Systems, Inc. (b) ..............................      4,320           60,264
                                                                          ----------
OFFICE SERVICES & SUPPLIES--0.2%
  Avery Dennison Corp. .................................        100            6,275
                                                                          ----------
OIL & GAS DRILLING--0.3%
  GlobalSantaFe Corp. ..................................        430           11,761
                                                                          ----------
OIL & GAS EQUIPMENT & SERVICES--0.9%
  Baker Hughes, Inc. ...................................        480           15,979
  Schlumberger Ltd. ....................................        300           13,950
                                                                          ----------
                                                                              29,929
                                                                          ----------
OIL & GAS EXPLORATION & PRODUCTION--0.7%
  Anadarko Petroleum Corp. .............................        239           11,783
  Apache Corp. .........................................         80            4,599
  Devon Energy Corp. ...................................        130            6,406
  Unocal Corp. .........................................         80            2,955
                                                                          ----------
                                                                              25,743
                                                                          ----------
PACKAGED FOODS AND MEATS--0.2%
  J.M. Smucker Co. (The) ...............................          1               34
  Kellogg Co. ..........................................        160            5,738
  Kraft Foods, Inc. Class A ............................         50            2,047
                                                                          ----------
                                                                               7,819
                                                                          ----------
PAPER PRODUCTS--0.8%
  International Paper Co. ..............................        620           27,020
                                                                          ----------
PERSONAL PRODUCTS--0.8%
  Gillette Co. (The) ...................................        810           27,435
                                                                          ----------
PHARMACEUTICALS--9.0%
  Abbott Laboratories ..................................        600           22,590
  Allergan, Inc. .......................................        160           10,680
  Johnson & Johnson ....................................        630           32,924
  Lilly (Eli) & Co. ....................................        680           38,352
  Merck & Co., Inc. ....................................        300           15,192
  Pfizer, Inc. .........................................      3,420          119,700
  Pharmacia Corp. ......................................        230            8,613
  Wyeth ................................................      1,280           65,536
                                                                          ----------
                                                                             313,587
                                                                          ----------
PHOTOGRAPHIC PRODUCTS--0.2%
  Eastman Kodak Co. ....................................        220            6,417
                                                                          ----------

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

                                                             SHARES          VALUE
                                                             ------       ----------
PROPERTY & CASUALTY INSURANCE--1.6%
  Allstate Corp. (The) .................................        160       $    5,917
  Chubb Corp. (The) ....................................        240           16,992
  St. Paul Cos., Inc. (The) ............................        580           22,573
  Travelers Property Casualty Corp. Class A (b) ........        490            8,673
                                                                          ----------
                                                                              54,155
                                                                          ----------
PUBLISHING & PRINTING--2.5%
  Gannett Co., Inc. ....................................        490           37,191
  McGraw-Hill Cos., Inc. (The) .........................        160            9,552
  New York Times Co. (The) Class A .....................        640           32,960
  Tribune Co. ..........................................        120            5,220
                                                                          ----------
                                                                              84,923
                                                                          ----------
RAILROADS--0.4%
  Union Pacific Corp. ..................................        210           13,289
                                                                          ----------
SEMICONDUCTOR EQUIPMENT--0.4%
  Lam Research Corp. (b) ...............................         90            1,618
  Novellus Systems, Inc. (b) ...........................        340           11,560
                                                                          ----------
                                                                              13,178
                                                                          ----------
SEMICONDUCTORS--2.1%
  Analog Devices, Inc. (b) .............................        900           26,730
  Intel Corp. ..........................................        950           17,356
  Linear Technology Corp. ..............................        260            8,172
  Maxim Integrated Products, Inc. (b) ..................        150            5,750
  Texas Instruments, Inc. ..............................        690           16,353
                                                                          ----------
                                                                              74,361
                                                                          ----------
SOFT DRINKS--1.5%
  Coca-Cola Co. (The) ..................................        120            6,720
  PepsiCo, Inc. ........................................        950           45,790
                                                                          ----------
                                                                              52,510
                                                                          ----------
SPECIALTY CHEMICALS--0.1%
  Rohm & Haas Co. ......................................         60            2,429
                                                                          ----------
SYSTEMS SOFTWARE--4.1%
  Adobe Systems, Inc. ..................................        330            9,405
  Microsoft Corp. (b) ..................................      1,680           91,896
  Oracle Corp. (b) .....................................      3,100           29,357
  VERITAS Software Corp. (b) ...........................        560           11,082
                                                                          ----------
                                                                             141,740
                                                                          ----------
TELECOMMUNICATIONS EQUIPMENT--0.3%
  Motorola, Inc. .......................................        720           10,382
                                                                          ----------
TOBACCO--1.6%
  Philip Morris Cos., Inc. .............................      1,300           56,784
                                                                          ----------
TOTAL COMMON STOCKS
  (Identified cost $3,391,141) ....................................        3,141,952
                                                                          ----------
FOREIGN COMMON STOCKS--5.2%

BREWERS--0.5%
  Diageo plc (United Kingdom) ..........................      1,360           17,662
                                                                          ----------
BROADCASTING & CABLE TV--0.1%
  News Corp. Ltd. (The) (Australia) ....................        490            2,663
                                                                          ----------

                                                             SHARES          VALUE
                                                             ------       ----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.4%
  Syngenta AG (Switzerland) ............................        230       $   13,825
                                                                          ----------
INTEGRATED OIL & GAS--1.1%
  BP plc ADR (United Kingdom) ..........................        650           32,818
  Encana Corp (Canada) .................................        130            3,992
                                                                          ----------
                                                                              36,810
                                                                          ----------
INTEGRATED TELECOMMUNICATION SERVICES--0.1%
  BT Group plc (United Kingdom) ........................        600            2,305
                                                                          ----------
IT CONSULTING & SERVICES--0.5%
  Accenture Ltd. Class A (Bermuda) (b) .................        900           17,100
                                                                          ----------
OIL & GAS EXPLORATION & PRODUCTION--0.3%
  Encana Corp. (Canada) ................................        300            9,180
                                                                          ----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.3%
  TotalFinaElf SA (France) .............................         70           11,365
                                                                          ----------
PACKAGED FOODS AND MEATS--0.2%
  Unilever NV NY Registered Shares (Netherlands) .......        130            8,424
                                                                          ----------
PHARMACEUTICALS--0.4%
  Aventis SA (France) ..................................        140            9,921
  Glaxo Smithkline plc ADR (United Kingdom) ............        100            4,314
                                                                          ----------
                                                                              14,235
                                                                          ----------
PROPERTY & CASUALTY INSURANCE--0.4%
  ACE Ltd. (Bermuda) ...................................        120            3,792
  XL Capital Ltd. Class A (Bermuda) ....................        110            9,317
                                                                          ----------
                                                                              13,109
                                                                          ----------
RAILROADS--0.7%
  Canadian National Railway Co. (Canada) ...............        502           26,004
                                                                          ----------
SEMICONDUCTORS--0.1%
  STMicroelectronics NV (Switzerland) ..................        165            4,014
                                                                          ----------
TELECOMMUNICATIONS EQUIPMENT--0.1%
  Nokia Oyj ADR (Finland) ..............................        187            2,708
                                                                          ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $170,802) ......................................          179,404
                                                                          ----------
TOTAL LONG TERM INVESTMENTS--95.7%
  (Identified cost $3,561,943) ....................................        3,321,356
                                                                          ----------

                                                   STANDARD   PAR
                                                   & POOR'S  VALUE
                                                    RATING   (000)
                                                   --------  ------
SHORT-TERM OBLIGATIONS--4.8%
FEDERAL AGENCY SECURITIES--4.8%
  Fannie Mae 1.90%, 7/1/02 .......................    AAA      $167          167,000
                                                                          ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $167,000) ......................................          167,000
                                                                          ----------
TOTAL INVESTMENTS--100.5%
  (Identified Cost $3,728,943) ....................................        3,488,356(a)
  Other assets and liabilities, net--(0.5)% .......................          (16,988)
                                                                          ----------
NET ASSETS--100.0% ................................................       $3,471,368
                                                                          ==========

(a)  Federal  Income Tax  Information:  Net  unrealized  depreciation  of investment
     securities   is  comprised  of  gross   appreciation   of  $134,926  and  gross
     depreciation of $397,786 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $3,751,216.
(b)  Non-income producing.

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $3,728,943) ........................     $3,488,356
Receivables
  Investment securities sold .......................................................         15,345
  Receivable from adviser ..........................................................          8,146
  Dividends ........................................................................          3,753
  Fund shares sold .................................................................            380
  Tax reclaim ......................................................................            209
                                                                                         ----------
    Total assets ...................................................................      3,516,189
                                                                                         ----------
LIABILITIES
Cash overdraft .....................................................................         11,189
Payables
  Fund shares repurchased ..........................................................             34
  Professional fee .................................................................         21,733
  Printing fee .....................................................................          5,285
  Financial agent fee ..............................................................          3,651
  Trustees' fee ....................................................................          1,721
Accrued expenses ...................................................................          1,208
                                                                                         ----------
    Total liabilities ..............................................................         44,821
                                                                                         ----------
NET ASSETS .........................................................................     $3,471,368
                                                                                         ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $3,837,922
  Undistributed net investment income ..............................................          8,341
  Accumulated net realized loss ....................................................       (134,323)
  Net unrealized depreciation ......................................................       (240,572)
                                                                                         ----------
NET ASSETS .........................................................................     $3,471,368
                                                                                         ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...        383,324
                                                                                         ==========
Net asset value and offering price per share .......................................          $9.06
                                                                                              =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ............................................................................         $  24,959
  Interest .............................................................................             1,246
  Foreign taxes withheld ...............................................................              (599)
                                                                                                 ---------
    Total investment income ............................................................            25,606
                                                                                                 ---------
EXPENSES
  Investment advisory fee ..............................................................            13,121
  Financial agent fee ..................................................................            21,509
  Professional .........................................................................            15,575
  Custodian ............................................................................            11,289
  Printing .............................................................................             3,766
  Trustees .............................................................................             3,455
  Miscellaneous ........................................................................             2,833
                                                                                                 ---------
    Total expenses .....................................................................            71,548
    Less expenses borne by investment adviser ..........................................           (54,630)
                                                                                                 ---------
    Net expenses .......................................................................            16,918
                                                                                                 ---------
NET INVESTMENT INCOME ..................................................................             8,688
                                                                                                 ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ......................................................          (133,656)
  Net realized loss on foreign currency transactions ...................................              (261)
  Net change in unrealized appreciation (depreciation) on investments ..................          (363,643)
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign
    currency transactions ..............................................................               157
                                                                                                 ---------
NET LOSS ON INVESTMENTS ................................................................          (497,403)
                                                                                                 ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................         $(488,715)
                                                                                                 =========

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  SIX MONTHS
                                                                                                     ENDED        FROM INCEPTION
                                                                                                    6/30/02         10/29/01 TO
                                                                                                  (UNAUDITED)        12/31/01
                                                                                                  -----------     --------------
FROM OPERATIONS
  Net investment income (loss) ................................................................    $    8,688       $    3,595
  Net realized gain (loss) ....................................................................      (133,917)           5,373
  Net change in unrealized appreciation (depreciation) ........................................      (363,486)         122,914
                                                                                                   ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................      (488,715)         131,882
                                                                                                   ----------       ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................        (4,575)              --
  Net realized short-term gains ...............................................................        (5,146)              --
                                                                                                   ----------       ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................        (9,721)              --
                                                                                                   ----------       ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (63,270 and 327,032 shares, respectively) .....................       632,523        3,277,340
  Net asset value of shares issued from reinvestment of distributions
    (1,072 and 0 shares, respectively) ........................................................         9,721               --
  Cost of shares repurchased (7,247 and 803 shares, respectively) .............................       (73,335)          (8,327)
                                                                                                   ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................       568,909        3,269,013
                                                                                                   ----------       ----------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................        70,473        3,400,895
NET ASSETS
  Beginning of period .........................................................................     3,400,895               --
                                                                                                   ----------       ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $8,341 AND $4,228,
    RESPECTIVELY) .............................................................................    $3,471,368       $3,400,895
                                                                                                   ==========       ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                SIX MONTHS
                                                   ENDED     FROM INCEPTION
                                                  6/30/02      10/29/01 TO
                                                (UNAUDITED)     12/31/01
                                                -----------  --------------
Net asset value, beginning of period ..........   $10.42         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ................     0.02           0.01
  Net realized and unrealized gain (loss) .....    (1.36)          0.41
                                                  ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ..........    (1.34)          0.42
                                                  ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........    (0.01)            --
  Distributions from net realized gains .......    (0.01)            --
                                                  ------         ------
    TOTAL DISTRIBUTIONS .......................    (0.02)            --
                                                  ------         ------
CHANGE IN NET ASSET VALUE .....................    (1.36)          0.42
                                                  ------         ------
NET ASSET VALUE, END OF PERIOD ................   $ 9.06         $10.42
                                                  ======         ======
Total return ..................................   (12.88)%(3)      4.25%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .......   $3,471         $3,401
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .......................     0.97%(2)       0.95%(2)(4)
  Net investment income (loss) ................     0.50%(2)       0.65%(2)
Portfolio turnover ............................       47%(3)          4%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.09% and 7.34% for the periods ended June 30, 2002 and December 31, 2001, respectively.
(2)  Annualized.
(3)  Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                             SHARES          VALUE
                                                             ------       -----------
COMMON STOCKS--84.4%
AEROSPACE & DEFENSE--1.1%
  Northrop Grumman Corp. ...............................        980       $   122,500
                                                                          -----------
AGRICULTURAL PRODUCTS--1.0%
  Archer-Daniels-Midland Co. ...........................      9,030           115,494
                                                                          -----------
ALUMINUM--1.8%
  Alcoa, Inc. ..........................................      6,160           204,204
                                                                          -----------
AUTO PARTS & EQUIPMENT--0.9%
  Delphi Corp. .........................................      7,940           104,808
                                                                          -----------
BANKS--10.4%
  Bank of America Corp. ................................      4,000           281,440
  Comerica, Inc. .......................................      1,000            61,400
  FleetBoston Financial Corp. ..........................      6,870           222,245
  Mellon Financial Corp. ...............................      4,380           137,663
  National City Corp. ..................................      3,930           130,673
  PNC Financial Services Group .........................        510            26,663
  SouthTrust Corp. .....................................      3,120            81,494
  SunTrust Banks, Inc. .................................      1,840           124,605
  Wachovia Corp. .......................................      3,680           140,502
                                                                          -----------
                                                                            1,206,685
                                                                          -----------
COMPUTER HARDWARE--0.5%
  International Business Machines Corp. ................        820            59,040
                                                                          -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.2%
  Caterpillar, Inc. ....................................        390            19,090
  Deere & Co. ..........................................      4,940           236,626
                                                                          -----------
                                                                              255,716
                                                                          -----------
DEPARTMENT STORES--2.5%
  Sears, Roebuck and Co. ...............................      5,440           295,392
                                                                          -----------
DIVERSIFIED FINANCIAL SERVICES--8.7%
  American Express Co. .................................      3,130           113,682
  Citigroup, Inc. ......................................     10,360           401,450
  Fannie Mae ...........................................      1,660           122,425
  Freddie Mac ..........................................      1,960           119,952
  Goldman Sachs Group, Inc. (The) ......................      2,060           151,101
  Merrill Lynch & Co., Inc. ............................      2,540           102,870
                                                                          -----------
                                                                            1,011,480
                                                                          -----------
DIVERSIFIED METALS & MINING--0.3%
  Phelps Dodge Corp. (b) ...............................        760            31,312
                                                                          -----------
ELECTRIC UTILITIES--3.4%
  Dominion Resources, Inc. .............................      1,370            90,694
  FPL Group, Inc. ......................................      1,440            86,386
  NSTAR ................................................      2,180            97,620
  Pinnacle West Capital Corp. ..........................      2,210            87,295
  TXU Corp. ............................................        620            31,961
                                                                          -----------
                                                                              393,956
                                                                          -----------
FOOTWEAR--0.3%
  NIKE, Inc. Class B ...................................        600            32,190
                                                                          -----------
GAS UTILITIES--3.1%
  KeySpan Corp. ........................................      1,740            65,511
  National Fuel Gas Co. ................................      3,690            83,062
  Nicor, Inc. ..........................................      2,230           102,022
  NiSource, Inc. .......................................      2,830            61,779
  WGL Holdings, Inc. ...................................      1,920            49,728
                                                                          -----------
                                                                              362,102
                                                                          -----------

                                                             SHARES          VALUE
                                                             ------       -----------
HOUSEHOLD PRODUCTS--3.1%
  Kimberly-Clark Corp. .................................      2,440       $   151,280
  Procter & Gamble Co. (The) ...........................      2,380           212,534
                                                                          -----------
                                                                              363,814
                                                                          -----------
INDUSTRIAL CONGLOMERATES--1.1%
  3M Co. ...............................................      1,080           132,840
                                                                          -----------
INDUSTRIAL GASES--2.0%
  Air Products and Chemicals, Inc. .....................      2,530           127,689
  Praxair, Inc. ........................................      1,900           108,243
                                                                          -----------
                                                                              235,932
                                                                          -----------
INDUSTRIAL MACHINERY--1.8%
  Danaher Corp. ........................................      1,320            87,582
  Illinois Tool Works, Inc. ............................        370            25,271
  ITT Industries, Inc. .................................         60             4,236
  Pall Corp. ...........................................      4,330            89,848
                                                                          -----------
                                                                              206,937
                                                                          -----------
INTEGRATED OIL & GAS--2.9%
  Exxon Mobil Corp. ....................................      8,200           335,544
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES--2.8%
  AT&T Corp. ...........................................      8,660            92,662
  BellSouth Corp. ......................................      5,440           171,360
  Verizon Communications, Inc. .........................      1,540            61,831
                                                                          -----------
                                                                              325,853
                                                                          -----------
LIFE & HEALTH INSURANCE--1.0%
  MetLife, Inc. ........................................      4,120           118,656
                                                                          -----------
MOVIES & ENTERTAINMENT--2.3%
  Viacom, Inc. Class B (b) .............................      4,340           192,566
  Walt Disney Co. (The) ................................      4,090            77,301
                                                                          -----------
                                                                              269,867
                                                                          -----------
MULTI-LINE INSURANCE--1.0%
  Hartford Financial Services Group, Inc. (The) ........      1,970           117,156
                                                                          -----------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
  Energy East Corp. ....................................      2,590            58,534
                                                                          -----------
OIL & GAS DRILLING--0.4%
  Noble Corp. ..........................................      1,140            44,004
                                                                          -----------
OIL & GAS EQUIPMENT & SERVICES--0.9%
  Schlumberger Ltd. ....................................      2,290           106,485
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION--4.7%
  Anadarko Petroleum Corp. .............................      2,190           107,967
  Apache Corp. .........................................      2,762           158,760
  Devon Energy Corp. ...................................      1,980            97,574
  Unocal Corp. .........................................      4,850           179,159
                                                                          -----------
                                                                              543,460
                                                                          -----------
PACKAGED FOODS AND MEATS--2.5%
  J.M. Smucker Co. (The) ...............................      1,359            46,398
  Kellogg Co. ..........................................      6,690           239,903
                                                                          -----------
                                                                              286,301
                                                                          -----------
PAPER PRODUCTS--1.7%
  International Paper Co. ..............................      4,390           191,316
                                                                          -----------
PERSONAL PRODUCTS--0.8%
  Gillette Co. (The) ...................................      2,730            92,465
                                                                          -----------

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES

                                                             SHARES          VALUE
                                                             ------       -----------
PHARMACEUTICALS--5.5%
  Abbott Laboratories ..................................      3,920       $   147,588
  Merck & Co., Inc. ....................................      2,590           131,158
  Pfizer, Inc. .........................................      5,850           204,750
  Wyeth ................................................      3,090           158,208
                                                                          -----------
                                                                              641,704
                                                                          -----------
PHOTOGRAPHIC PRODUCTS--0.8%
  Eastman Kodak Co. ....................................      3,180            92,761
                                                                          -----------
PROPERTY & CASUALTY INSURANCE--3.3%
  Allstate Corp. (The) .................................      4,940           182,681
  Chubb Corp. (The) ....................................      1,160            82,128
  SAFECO Corp. .........................................      1,850            57,146
  St. Paul Cos., Inc. (The) ............................      1,530            59,548
                                                                          -----------
                                                                              381,503
                                                                          -----------
PUBLISHING & PRINTING--2.5%
  Gannett Co., Inc. ....................................      2,450           185,955
  Tribune Co. ..........................................      2,400           104,400
                                                                          -----------
                                                                              290,355
                                                                          -----------
REITS--0.5%
  Equity Office Properties Trust .......................      2,000            60,200
                                                                          -----------
SEMICONDUCTORS--1.0%
  Analog Devices, Inc. (b) .............................      1,150            34,155
  Intel Corp. ..........................................      3,160            57,733
  Texas Instruments, Inc. ..............................      1,060            25,122
                                                                          -----------
                                                                              117,010
                                                                          -----------
SOFT DRINKS--1.4%
  PepsiCo, Inc. ........................................      3,290           158,578
                                                                          -----------
SPECIALTY CHEMICALS--0.9%
  PPG Industries, Inc. .................................      1,670           103,373
                                                                          -----------
SYSTEMS SOFTWARE--0.6%
  Oracle Corp. (b) .....................................      7,340            69,510
                                                                          -----------
TOBACCO--2.1%
  Philip Morris Cos., Inc. .............................      5,440           237,619
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
  AT&T Wireless Services, Inc. (b) .....................      2,520            14,742
                                                                          -----------
TOTAL COMMON STOCKS
  (Identified cost $9,967,792) ....................................         9,791,398
                                                                          -----------
FOREIGN COMMON STOCKS--10.0%
ALUMINUM--0.5%
  Alcan, Inc. (Canada) .................................      1,520            57,030
                                                                          -----------
BREWERS--0.6%
  Diageo plc (United Kingdom) ..........................      5,650            73,378
                                                                          -----------
ELECTRIC UTILITIES--0.3%
  National Grid plc (United Kingdom) ...................      4,440            31,539
                                                                          -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--2.0%
  Syngenta AG (Switzerland) ............................      3,760           226,007
                                                                          -----------
INDUSTRIAL GASES--1.0%
  Akzo Nobel NV (Netherlands) ..........................      2,790           121,489
                                                                          -----------
INTEGRATED OIL & GAS--2.0%
  BP plc ADR (United Kingdom) ..........................      3,340           168,637
  TotalFinaELF SA  ADR (France) ........................        790            63,911
                                                                          -----------
                                                                              232,548
                                                                          -----------


                                                             SHARES          VALUE
                                                             ------       -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.4%
  BT Group plc (United Kingdom) ........................     11,000       $    42,254
                                                                          -----------
IT CONSULTING & SERVICES--0.4%
  Accenture Ltd. Class A (Bermuda) (b) .................      2,550            48,450
                                                                          -----------
PHARMACEUTICALS--0.5%
  GlaxoSmithKline plc (United Kingdom) .................      2,640            57,063
                                                                          -----------
PUBLISHING & PRINTING--1.0%
  Reed Elsevier plc (United Kingdom) ...................     12,060           114,620
                                                                          -----------
RAILROADS--1.3%
  Canadian National Railway Co. (Canada) ...............      2,924           151,463
                                                                          -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,112,128) ....................................         1,155,841
                                                                          -----------
CONVERTIBLE PREFERRED STOCKS--3.5%
AEROSPACE & DEFENSE--0.6%
  Northrop Grumman Corp. Cv. Pfd. 7.25% ................        510            67,580
                                                                          -----------
AUTOMOBILE MANUFACTURERS--0.5%
  General Motors Corp. Cv. Pfd. 5.25% ..................      2,070            54,379
                                                                          -----------
ELECTRIC UTILITIES--0.5%
  TXU Corp. Cv. Pfd. 8.75% .............................      1,090            59,089
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.3%
  Alltel Corp. Cv. Pfd. 7.75% ..........................        780            37,860
                                                                          -----------
MULTI-UTILITIES & UNREGULATED POWER--0.1%
  Williams Companies,Inc. Cv. Pfd. 9% ..................        980            12,328
                                                                          -----------
PROPERTY & CASUALTY INSURANCE--0.3%
  Travelers Property Casualty Corp. Cv. Pfd. 4.50% .....      1,330            31,455
                                                                          -----------
TELECOMMUNICATIONS EQUIPMENT--1.2%
  Motorola, Inc. Cv. Pfd. 7% ...........................      3,120           143,114
                                                                          -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $414,554) ......................................           405,805
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS--97.9%
  (Identified cost $11,494,474) ...................................        11,353,044
                                                                          -----------

                                                  STANDARD    PAR
                                                  & POOR'S   VALUE
                                                   RATING    (000)
                                                  --------   -----
SHORT-TERM OBLIGATIONS--4.9%
FEDERAL AGENCY SECURITIES--4.9%
  Fannie Mae 1.90%, 7/1/02 .....................     AAA       $572           572,000
                                                                          -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $572,000) ......................................           572,000
                                                                          -----------
TOTAL INVESTMENTS--102.8%
  (Identified cost $12,066,474) ...................................        11,925,044(a)
  Other assets and liabilities, net--(2.8)% .......................          (330,437)
                                                                          -----------
NET ASSETS--100.0% ................................................       $11,594,607
                                                                          ===========

(a)  Federal  Income Tax  Information:  Net  unrealized  depreciation  of  investment securities is comprised of gross appreciation of $446,531 and gross depreciation of $624,246 for federal  income tax  purposes.  At June 30, 2002,  the aggregate cost of securities for federal income tax purposes was $12,102,759.
(b)  Non-income producing.

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $12,066,474) .......................     $11,925,044
Cash ...............................................................................       1,434,762
Receivables
  Fund shares sold .................................................................          50,985
  Investment securities sold .......................................................          32,236
  Dividends ........................................................................          18,187
  Receivable from adviser ..........................................................           4,082
                                                                                         -----------
    Total assets ...................................................................      13,465,296
                                                                                         -----------
LIABILITIES
Payables
  Investment securities purchased ..................................................       1,840,050
  Fund shares repurchased ..........................................................             326
  Professional fee .................................................................          20,404
  Financial agent fee ..............................................................           3,800
  Printing fee .....................................................................           2,569
  Trustees' fee ....................................................................           2,192
Accrued expenses ...................................................................           1,348
                                                                                         -----------
    Total liabilities ..............................................................       1,870,689
                                                                                         -----------
NET ASSETS .........................................................................     $11,594,607
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $11,794,976
  Undistributed net investment income ..............................................          34,536
  Accumulated net realized loss ....................................................         (93,695)
  Net unrealized depreciation ......................................................        (141,210)
                                                                                         -----------
NET ASSETS .........................................................................     $11,594,607
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       1,138,233
                                                                                         ===========
Net asset value and offering price per share .......................................          $10.19
                                                                                              ======

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $  78,666
  Interest .........................................................................         2,915
  Foreign taxes withheld ...........................................................        (1,154)
                                                                                         ---------
    Total investment income ........................................................        80,427
                                                                                         ---------
EXPENSES
  Investment advisory fee ..........................................................        26,719
  Financial agent fee ..............................................................        22,774
  Custodian ........................................................................        18,226
  Professional .....................................................................        14,786
  Printing .........................................................................         3,859
  Trustees .........................................................................         3,464
  Miscellaneous ....................................................................         2,834
                                                                                         ---------
    Total expenses .................................................................        92,662
    Less expenses borne by investment adviser ......................................       (58,020)
    Custodian fees paid indirectly .................................................            (1)
                                                                                         ---------
    Net expenses ...................................................................        34,641
                                                                                         ---------
NET INVESTMENT INCOME ..............................................................        45,786
                                                                                         ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................       (93,207)
  Net realized gain on foreign currency transactions ...............................            38
  Net change in unrealized appreciation (depreciation) on investments ..............      (324,636)
  Net change in unrealized appreciation (depreciation) on foreign currency and
    foreign currency transactions ..................................................           542
                                                                                         ---------
NET LOSS ON INVESTMENTS ............................................................      (417,263)
                                                                                         ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(371,477)
                                                                                         =========

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           SIX MONTHS
                                                                                              ENDED              FROM INCEPTION
                                                                                             6/30/02              10/29/01 TO
                                                                                           (UNAUDITED)              12/31/01
                                                                                           -----------           --------------
FROM OPERATIONS
  Net investment income (loss) ..................................................          $    45,786            $     8,591
  Net realized gain (loss) ......................................................              (93,169)                 9,765
  Net change in unrealized appreciation (depreciation) ..........................             (324,094)               182,884
                                                                                           -----------            -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................             (371,477)               201,240
                                                                                           -----------            -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .........................................................              (11,250)                (8,371)
  Net realized short-term gains .................................................              (10,462)                   (49)
                                                                                           -----------            -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................              (21,712)                (8,420)
                                                                                           -----------            -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (754,529 and 447,287 shares, respectively) ......            7,937,342              4,527,099
  Net asset value of shares issued from reinvestment of distributions (2,145 and
    798 shares, respectively) ...................................................               21,712                  8,420
  Cost of shares repurchased (63,106 and 3,420 shares, respectively) ............             (664,163)               (35,434)
                                                                                           -----------            -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................            7,294,891              4,500,085
                                                                                           -----------            -----------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................            6,901,702              4,692,905
NET ASSETS
  Beginning of period ...........................................................            4,692,905                     --
                                                                                           -----------            -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $34,536 AND $0,
    RESPECTIVELY) ...............................................................          $11,594,607            $ 4,692,905
                                                                                           ===========            ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS
                                                 ENDED       FROM INCEPTION
                                                6/30/02        10/29/01 TO
                                              (UNAUDITED)       12/31/01
                                              -----------    --------------
Net asset value, beginning of period ........    $10.55          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..............      0.04            0.02
  Net realized and unrealized gain (loss) ...     (0.38)           0.55
                                                 ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ........     (0.34)           0.57
                                                 ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ......     (0.01)          (0.02)
  Distributions from net realized gains .....     (0.01)             --(5)
                                                 ------          ------
    TOTAL DISTRIBUTIONS .....................     (0.02)          (0.02)
                                                 ------          ------
CHANGE IN NET ASSET VALUE ...................     (0.36)           0.55
                                                 ------          ------
NET ASSET VALUE, END OF PERIOD ..............    $10.19          $10.55
                                                 ======          ======
Total return ................................     (3.29)%(3)       5.73%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .....   $11,595          $4,693
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .....................      0.97%(2)(4)     0.95%(2)(4)
  Net investment income .....................      1.29%(2)        1.33%(2)
Portfolio turnover ..........................        22%(3)           9%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.60% and 6.43% for the periods ended June 30, 2002 and December 31, 2001.
(2)  Annualized.
(3)  Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5)  Amount is less than $0.01.

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                 SHARES         VALUE
                                                                --------    -----------
COMMON STOCKS--96.2%
ADVERTISING--0.1%
  Omnicom Group, Inc. .....................................        1,400    $     64,120
                                                                            ------------
AEROSPACE & DEFENSE--2.4%
  Boeing Co. (The) ........................................       16,800         756,000
  General Dynamics Corp. ..................................        3,800         404,130
  Honeywell International, Inc. ...........................       12,200         429,806
  Lockheed Martin Corp. ...................................        2,400         166,800
  United Technologies Corp. ...............................       10,800         733,320
                                                                            ------------
                                                                               2,490,056
                                                                            ------------
ALTERNATIVE CARRIERS--0.2%
  Commonwealth Telephone Enterprises, Inc. (b) ............        4,000         160,960
                                                                            ------------
ALUMINUM--0.4%
  Alcoa, Inc. .............................................       12,300         407,745
                                                                            ------------
APPAREL RETAIL--0.4%
  Foot Locker, Inc. (b) ...................................       14,300         206,635
  Limited Brands ..........................................       10,800         230,040
                                                                            ------------
                                                                                 436,675
                                                                            ------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.0%
  Jones Apparel Group, Inc. (b) ...........................       10,500         393,750
  Liz Claiborne, Inc. .....................................        9,500         302,100
  Polo Ralph Lauren Corp. (b) .............................        3,900          87,360
  Tommy Hilfiger Corp. (b) ................................       19,500         279,240
                                                                            ------------
                                                                               1,062,450
                                                                            ------------
APPLICATION SOFTWARE--0.9%
  Fair, Isaac and Co., Inc. ...............................       11,500         378,005
  Intuit, Inc. (b) ........................................        5,200         258,544
  NetIQ Corp. (b) .........................................       10,000         226,300
  PeopleSoft, Inc. (b) ....................................        3,700          55,056
                                                                            ------------
                                                                                 917,905
                                                                            ------------
AUTO PARTS & EQUIPMENT--0.4%
  Delphi Corp. ............................................       13,700         180,840
  Johnson Controls, Inc. ..................................        3,000         244,830
                                                                            ------------
                                                                                 425,670
                                                                            ------------
AUTOMOBILE MANUFACTURERS--0.7%
  Ford Motor Co. ..........................................       23,500         376,000
  General Motors Corp. ....................................        6,800         363,460
                                                                            ------------
                                                                                 739,460
                                                                            ------------
BANKS--6.9%
  Astoria Financial Corp. .................................       12,600         403,830
  Bank of America Corp. ...................................       25,200       1,773,072
  Bank of New York Co., Inc. (The) ........................        2,400          81,000
  Bank One Corp. ..........................................       15,000         577,200
  Comerica, Inc. ..........................................        9,200         564,880
  First Tennessee National Corp. ..........................       15,000         574,500
  FleetBoston Financial Corp. .............................       28,000         905,800
  Hibernia Corp. Class A ..................................       12,200         241,438
  KeyCorp .................................................       13,700         374,010
  SunTrust Banks, Inc. ....................................        7,000         474,040
  U.S. Bancorp ............................................       17,600         410,960
  United Bankshares, Inc. .................................        6,900         202,722
  Wachovia Corp. ..........................................       13,100         500,158
                                                                            ------------
                                                                               7,083,610
                                                                            ------------
BIOTECHNOLOGY--0.3%
  Charles River Laboratories International, Inc. (b) ......        7,600         266,380
                                                                            ------------
BREWERS--0.2%
  Coors (Adolph) Co. Class B ..............................        2,800         174,440
                                                                            ------------

                                                                 SHARES         VALUE
                                                                --------    -----------
BROADCASTING & CABLE TV--0.1%
  Clear Channel Communications, Inc. (b) ..................        4,000    $    128,080
                                                                            ------------
CASINOS & GAMING--0.5%
  Aztar Corp. (b) .........................................       13,500         280,800
  MGM MIRAGE (b) ..........................................        7,600         256,500
                                                                            ------------
                                                                                 537,300
                                                                            ------------
COMMODITY CHEMICALS--0.2%
  Lyondell Chemical Co. ...................................       11,100         167,610
                                                                            ------------
COMPUTER & ELECTRONICS RETAIL--0.5%
  Best Buy Co., Inc. (b) ..................................        5,050         183,315
  Circuit City Stores-Circuit City Group ..................        6,600         123,750
  RadioShack Corp. ........................................        5,300         159,318
                                                                            ------------
                                                                                 466,383
                                                                            ------------
COMPUTER HARDWARE--2.9%
  Apple Computer, Inc. (b) ................................       10,600         187,832
  Dell Computer Corp. (b) .................................       23,300         609,062
  Hewlett-Packard Co. .....................................       55,874         853,755
  International Business Machines Corp. ...................       17,800       1,281,600
                                                                            ------------
                                                                               2,932,249
                                                                            ------------
COMPUTER STORAGE & PERIPHERALS--0.2%
  EMC Corp. (b) ...........................................       29,500         222,725
                                                                            ------------
CONSTRUCTION & ENGINEERING--0.3%
  Shaw Group, Inc. (The) (b) ..............................        9,600         294,720
                                                                            ------------
CONSUMER FINANCE--0.6%
  MBNA Corp. ..............................................       19,200         634,944
                                                                            ------------
DATA PROCESSING SERVICES--0.2%
  First Data Corp. ........................................        6,200         230,640
                                                                            ------------
DEPARTMENT STORES--1.4%
  Federated Department Stores, Inc. (b) ...................        8,300         329,510
  May Department Stores Co. (The) .........................        9,500         312,835
  Penney (J.C.) Co., Inc. .................................       17,000         374,340
  Sears, Roebuck and Co. ..................................        8,300         450,690
                                                                            ------------
                                                                               1,467,375
                                                                            ------------
DIVERSIFIED CHEMICALS--0.7%
  Dow Chemical Co. (The) ..................................        9,100         312,858
  Du Pont (E.I.) de Nemours & Co. .........................        9,200         408,480
                                                                            ------------
                                                                                 721,338
                                                                            ------------
DIVERSIFIED COMMERCIAL SERVICES--0.4%
  Cendant Corp. (b) .......................................       22,400         355,712
                                                                            ------------
DIVERSIFIED FINANCIAL SERVICES--7.6%
  Ambac Financial Group, Inc. .............................        7,400         497,280
  American Express Co. ....................................       13,700         497,584
  Citigroup, Inc. .........................................       59,200       2,294,000
  Fannie Mae ..............................................       11,100         818,625
  Freddie Mac .............................................        7,800         477,360
  Goldman Sachs Group, Inc. (The) .........................        2,900         212,715
  J.P. Morgan Chase & Co. .................................       36,000       1,221,120
  Merrill Lynch & Co., Inc. ...............................       16,900         684,450
  Morgan Stanley ..........................................       24,100       1,038,228
                                                                            ------------
                                                                               7,741,362
                                                                            ------------
ELECTRIC UTILITIES--2.2%
  Alliant Energy Corp. ....................................       11,900         305,830
  Edison International (b) ................................       11,800         200,600
  Entergy Corp. ...........................................       15,500         657,820
  PPL Corp. ...............................................        9,900         327,492
  Reliant Energy, Inc. ....................................       21,200         358,280
  TXU Corp. ...............................................        8,700         448,485
                                                                            ------------
                                                                               2,298,507
                                                                            ------------

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                                 SHARES         VALUE
                                                                --------    -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
  Energizer Holding, Inc. (b) .............................        4,600    $    126,132
                                                                            ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
  Tech Data Corp. (b) .....................................        5,500         208,175
                                                                            ------------
EXCHANGE TRADED FUNDS--4.0%
  SPDR Trust Series I .....................................       41,400       4,096,944
                                                                            ------------
FOOD DISTRIBUTORS--0.2%
  SUPERVALU, Inc. .........................................        7,200         176,616
                                                                            ------------
FOREST PRODUCTS--0.2%
  Louisiana-Pacific Corp. .................................       16,500         174,735
                                                                            ------------
GAS UTILITIES--0.9%
  Nicor, Inc. .............................................        3,400         155,550
  Sempra Energy ...........................................       32,800         725,864
                                                                            ------------
                                                                                 881,414
                                                                            ------------
GENERAL MERCHANDISE STORES--2.4%
  Costco Wholesale Corp. (b) ..............................        5,900         227,858
  Target Corp. ............................................        9,500         361,950
  Wal-Mart Stores, Inc. ...................................       33,900       1,864,839
                                                                            ------------
                                                                               2,454,647
                                                                            ------------
HEALTH CARE DISTRIBUTORS & SERVICES--0.5%
  Cardinal Health, Inc. ...................................        4,300         264,063
  McKesson Corp. ..........................................        6,300         206,010
                                                                            ------------
                                                                                 470,073
                                                                            ------------
HEALTH CARE EQUIPMENT--1.2%
  Bard (C.R.), Inc. .......................................        4,000         226,320
  Bio-Rad Laboratories, Inc. Class A (b) ..................       11,000         500,610
  St. Jude Medical, Inc. (b) ..............................        6,100         450,485
                                                                            ------------
                                                                               1,177,415
                                                                            ------------
HOME IMPROVEMENT RETAIL--1.0%
  Home Depot, Inc. (The) ..................................       19,400         712,562
  Lowe's Cos., Inc. .......................................        7,300         331,420
                                                                            ------------
                                                                               1,043,982
                                                                            ------------
HOTELS, RESORTS & CRUISE LINES--0.2%
  Starwood Hotels & Resorts Worldwide, Inc. ...............        6,200         203,918
                                                                            ------------
HOUSEHOLD APPLIANCES--0.2%
  Stanley Works (The) .....................................        5,700         233,757
                                                                            ------------
HOUSEHOLD PRODUCTS--2.2%
  Clorox Co. (The) ........................................        8,000         330,800
  Dial Corp. (The) ........................................       10,000         200,200
  Kimberly-Clark Corp. ....................................        4,900         303,800
  Procter & Gamble Co. (The) ..............................       15,800       1,410,940
                                                                            ------------
                                                                               2,245,740
                                                                            ------------
HOUSEWARES & SPECIALTIES--0.6%
  Fortune Brands, Inc. ....................................        7,200         403,200
  Tupperware Corp. ........................................       12,300         255,717
                                                                            ------------
                                                                                 658,917
                                                                            ------------
INDUSTRIAL CONGLOMERATES--4.1%
  3M Co. ..................................................        4,100         504,300
  General Electric Co. ....................................      116,900       3,395,945
  Tyco International Ltd. .................................       22,500         303,975
                                                                            ------------
                                                                               4,204,220
                                                                            ------------
INDUSTRIAL MACHINERY--0.3%
  ITT Industries, Inc. ....................................        3,900         275,340
                                                                            ------------
INSURANCE BROKERS--0.3%
  Gallagher (Arthur J.) & Co. .............................        8,000         277,200
                                                                            ------------

                                                                 SHARES         VALUE
                                                                --------    -----------
INTEGRATED OIL & GAS--5.7%
  ChevronTexaco Corp. .....................................       13,200    $  1,168,200
  Conoco, Inc. ............................................        9,200         255,760
  Equitable Resources, Inc. ...............................        8,900         305,270
  Exxon Mobil Corp. .......................................       70,600       2,888,952
  Occidental Petroleum Corp. ..............................       39,200       1,175,608
                                                                            ------------
                                                                               5,793,790
                                                                            ------------
INTEGRATED TELECOMMUNICATION SERVICES--3.9%
  ALLTEL Corp. ............................................       12,500         587,500
  AT&T Corp. ..............................................       22,600         241,820
  BellSouth Corp. .........................................       32,400       1,020,600
  SBC Communications, Inc. ................................       29,400         896,700
  Sprint Corp. (FON Group) ................................       10,000         106,100
  Verizon Communications, Inc. ............................       27,300       1,096,095
                                                                            ------------
                                                                               3,948,815
                                                                            ------------
IT CONSULTING & SERVICES--1.1%
  Computer Sciences Corp. (b) .............................       15,400         736,120
  Electronic Data Systems Corp. ...........................       10,200         378,930
                                                                            ------------
                                                                               1,115,050
                                                                            ------------
LIFE & HEALTH INSURANCE--0.9%
  Lincoln National Corp. ..................................       16,300         684,600
  MetLife, Inc. ...........................................        8,400         241,920
                                                                            ------------
                                                                                 926,520
                                                                            ------------
MANAGED HEALTH CARE--2.8%
  CIGNA Corp. .............................................        5,300         516,326
  Oxford Health Plans, Inc. (b) ...........................       13,700         636,502
  UnitedHealth Group, Inc. ................................       10,300         942,965
  WellPoint Health Networks, Inc. (b) .....................       10,200         793,662
                                                                            ------------
                                                                               2,889,455
                                                                            ------------
MOVIES & ENTERTAINMENT--1.8%
  AOL Time Warner, Inc. (b) ...............................       55,200         811,992
  Viacom, Inc. Class B (b) ................................       19,700         874,089
  Walt Disney Co. (The) ...................................       10,400         196,560
                                                                            ------------
                                                                               1,882,641
                                                                            ------------
MULTI-LINE INSURANCE--1.9%
  American International Group, Inc. ......................       29,000       1,978,670
                                                                            ------------
MULTI-UTILITIES & UNREGULATED POWER--0.3%
  Energy East Corp. .......................................       14,600         329,960
                                                                            ------------
NETWORKING EQUIPMENT--1.2%
  Cisco Systems, Inc. (b) .................................       88,400       1,233,180
                                                                            ------------
OFFICE SERVICES & SUPPLIES--0.3%
  Pitney Bowes, Inc. ......................................        7,100         282,012
                                                                            ------------
OIL & GAS EQUIPMENT & SERVICES--0.1%
  Schlumberger Ltd. .......................................        1,900          88,350
                                                                            ------------
OIL & GAS EXPLORATION & PRODUCTION--0.2%
  Unocal Corp. ............................................        4,500         166,230
                                                                            ------------
PACKAGED FOODS AND MEATS--1.8%
  ConAgra Foods, Inc. .....................................       22,800         630,420
  Dole Food Co., Inc. .....................................        6,900         199,065
  Fresh Del Monte Produce, Inc. ...........................       13,700         342,500
  Kellogg Co. .............................................        6,700         240,262
  McCormick & Co., Inc. ...................................       18,400         473,800
                                                                            ------------
                                                                               1,886,047
                                                                            ------------
PAPER PRODUCTS--0.4%
  Georgia-Pacific Corp. ...................................        6,900         169,602
  International Paper Co. .................................        6,500         283,270
                                                                            ------------
                                                                                 452,872
                                                                            ------------

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                                 SHARES         VALUE
                                                                --------    -----------
PHARMACEUTICALS--10.3%
  Abbott Laboratories .....................................       15,900    $    598,635
  Bristol-Myers Squibb Co. ................................       21,200         544,840
  Forest Laboratories, Inc. (b) ...........................        5,200         368,160
  Johnson & Johnson .......................................       41,000       2,142,660
  Lilly (Eli) & Co. .......................................       12,200         688,080
  Medicis Pharmaceutical Corp. Class A (b) ................        5,800         248,008
  Merck & Co., Inc. .......................................       24,100       1,220,424
  Mylan Laboratories, Inc. ................................       19,000         595,650
  Pfizer, Inc. ............................................       70,200       2,457,000
  Pharmacia Corp. .........................................       13,700         513,065
  Schering-Plough Corp. ...................................       20,200         496,920
  Wyeth ...................................................       13,900         711,680
                                                                            ------------
                                                                              10,585,122
                                                                            ------------
PROPERTY & CASUALTY INSURANCE--0.6%
  MGIC Investment Corp. ...................................        3,100         210,180
  PMI Group, Inc. (The) ...................................        6,400         244,480
  Radian Group, Inc. ......................................        4,000         195,400
                                                                            ------------
                                                                                 650,060
                                                                            ------------
RAILROADS--0.5%
  Union Pacific Corp. .....................................        8,100         512,568
                                                                            ------------
SEMICONDUCTOR EQUIPMENT--0.7%
  Applied Materials, Inc. (b) .............................       21,600         410,832
  KLA-Tencor Corp. (b) ....................................        4,000         175,960
  Lam Research Corp. (b) ..................................        9,100         163,618
                                                                            ------------
                                                                                 750,410
                                                                            ------------
SEMICONDUCTORS--2.3%
  Altera Corp. (b) ........................................       11,200         152,320
  Analog Devices, Inc. (b) ................................        5,000         148,500
  Intel Corp. .............................................       69,500       1,269,765
  Micron Technology, Inc. (b) .............................        5,900         119,298
  Texas Instruments, Inc. .................................       17,900         424,230
  Xilinx, Inc. (b) ........................................        9,300         208,599
                                                                            ------------
                                                                               2,322,712
                                                                            ------------
SOFT DRINKS--1.6%
  Coca-Cola Co. (The) .....................................       10,100         565,600
  Pepsi Bottling Group, Inc. (The) ........................        6,500         200,200
  PepsiCo, Inc. ...........................................       19,100         920,620
                                                                            ------------
                                                                               1,686,420
                                                                            ------------
SPECIALTY CHEMICALS--0.2%
  RPM, Inc. ...............................................       15,200         231,800
                                                                            ------------
SPECIALTY STORES--0.6%
  Office Depot, Inc. (b) ..................................       12,800         215,040
  Pier 1 Imports, Inc. ....................................        8,200         172,200
  Tiffany & Co. ...........................................        3,800         133,760
  Zale Corp. (b) ..........................................        2,700          97,875
                                                                            ------------
                                                                                 618,875
                                                                            ------------
SYSTEMS SOFTWARE--4.3%
  Adobe Systems, Inc. .....................................        4,300         122,550
  Computer Associates International, Inc. .................       16,700         265,363
  Microsoft Corp. (b) .....................................       59,100       3,232,770
  Oracle Corp. (b) ........................................       53,400         505,698
  VERITAS Software Corp. (b) ..............................       12,800         253,312
                                                                            ------------
                                                                               4,379,693
                                                                            ------------

                                                                 SHARES         VALUE
                                                                --------    -----------
TELECOMMUNICATIONS EQUIPMENT--1.0%
  Harris Corp. ............................................       13,500    $    489,240
  Motorola, Inc. ..........................................       19,500         281,190
  QUALCOMM, Inc. (b) ......................................        7,000         192,430
  Scientific-Atlanta, Inc. ................................        5,400          88,830
                                                                            ------------
                                                                               1,051,690
                                                                            ------------
TOBACCO--1.4%
  Philip Morris Cos., Inc. ................................       33,100       1,445,808
                                                                            ------------
TOTAL COMMON STOCKS
  (Identified cost $108,281,012) .......................................      98,546,391
                                                                            ------------
FOREIGN COMMON STOCKS--2.0%
AUTO PARTS & EQUIPMENT--0.3%
  Magna International, Inc. Class A (Canada) ..............        4,200         289,170
                                                                            ------------
INTEGRATED OIL & GAS--1.0%
  Royal Dutch Petroleum Co. NY Registered Shares
    (Netherlands) .........................................       19,600       1,083,292
                                                                            ------------
PACKAGED FOODS AND MEATS--0.6%
  Unilever NV NY Registered Shares (Netherlands) ..........        9,300         602,640
                                                                            ------------
TELECOMMUNICATIONS EQUIPMENT--0.1%
  Garmin Ltd. (Cayman Islands) (b) ........................        5,500         121,275
                                                                            ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,003,218) .........................................       2,096,377
                                                                            ------------
TOTAL LONG TERM INVESTMENTS--98.2%
  (Identified cost $110,284,230) .......................................     100,642,768
                                                                            ------------

                                                       STANDARD     PAR
                                                       & POOR'S    VALUE
                                                        RATING     (000)
                                                       --------    -----
SHORT-TERM OBLIGATIONS--2.0%
COMMERCIAL PAPER--1.0%
  Emerson Electric Co. 2%, 7/1/02 ....................    A-1     $  680         679,924
  Receivables Capital Corp. 1.90%, 7/1/02 ............    A-1        330         329,965
                                                                            ------------
                                                                               1,009,889
                                                                            ------------
FEDERAL AGENCY SECURITIES--1.0%
  Federal Home Loan Bank 1.73%, 7/11/02 ..............    AAA        990         989,429
                                                                            ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,999,524) .........................................       1,999,318
                                                                            ------------
TOTAL INVESTMENTS--100.2%
  (Identified Cost $112,283,754) .......................................     102,642,086(a)
  Other assets and liabilities, net--(0.2)% ............................        (206,196)
                                                                            ------------
NET ASSETS--100.0% .....................................................    $102,435,890
                                                                            ============

(a)  Federal  Income  Tax  Information:   Net  unrealized   depreciation  of  investment
     securities is comprised of gross  appreciation of $9,955,648 and gross depreciation of  $20,380,094  for federal  income tax purposes.  At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $113,066,532.
(b)  Non-income producing.

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $112,283,754) ......................     $102,642,086
Cash ...............................................................................              226
Receivables
  Investment securities sold .......................................................          293,669
  Dividends and interest ...........................................................          154,269
  Fund shares sold .................................................................           16,045
                                                                                         ------------
    Total assets ...................................................................      103,106,295
                                                                                         ------------
LIABILITIES
Payables
  Investment securities purchased ..................................................          405,300
  Fund shares repurchased ..........................................................           96,460
  Printing fee .....................................................................           69,896
  Investment advisory fee ..........................................................           63,902
  Professional fee .................................................................           16,930
  Financial agent fee ..............................................................           10,927
  Trustees' fee ....................................................................            3,647
Accrued expenses ...................................................................            3,343
                                                                                         ------------
    Total liabilities ..............................................................          670,405
                                                                                         ------------
NET ASSETS .........................................................................     $102,435,890
                                                                                         ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $121,562,023
  Undistributed net investment income ..............................................          254,969
  Accumulated net realized loss ....................................................       (9,739,434)
  Net unrealized depreciation ......................................................       (9,641,668)
                                                                                         ------------
NET ASSETS .........................................................................     $102,435,890
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       10,316,051
                                                                                         ============
Net asset value and offering price per share .......................................            $9.93
                                                                                                =====


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $    888,495
  Interest .........................................................................           20,675
  Foreign taxes withheld ...........................................................           (4,370)
                                                                                         ------------
    Total investment income ........................................................          904,800
                                                                                         ------------
EXPENSES
  Investment advisory fee ..........................................................          393,489
  Financial agent fee ..............................................................           66,790
  Printing .........................................................................           19,093
  Professional .....................................................................           15,438
  Custodian ........................................................................           10,833
  Trustees .........................................................................            3,386
  Miscellaneous ....................................................................            5,085
                                                                                         ------------
    Total expenses .................................................................          514,114
    Less expenses borne by investment adviser ......................................             (621)
    Custodian fees paid indirectly .................................................               (2)
                                                                                         ------------
    Net expenses ...................................................................          513,491
                                                                                         ------------
NET INVESTMENT INCOME ..............................................................          391,309
                                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................       (5,566,921)
  Net change in unrealized appreciation (depreciation) on investments ..............       (9,885,363)
                                                                                         ------------
NET LOSS ON INVESTMENTS ............................................................      (15,452,284)
                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(15,060,975)
                                                                                         ============

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                       6/30/02       YEAR ENDED
                                                                                                     (UNAUDITED)      12/31/01
                                                                                                     -----------    ------------
FROM OPERATIONS
  Net investment income (loss) ..................................................................    $   391,309    $    741,811
  Net realized gain (loss) ......................................................................     (5,566,921)     (3,857,903)
  Net change in unrealized appreciation (depreciation) ..........................................     (9,885,363)     (6,712,958)
                                                                                                     -----------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................    (15,060,975)     (9,829,050)
                                                                                                     -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .........................................................................       (308,775)       (580,441)
  Net realized long-term gains ..................................................................             --        (265,628)
                                                                                                     -----------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................................       (308,775)       (846,069)
                                                                                                     -----------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,517,862 and 3,808,993 shares, respectively) ..................     16,718,691      44,476,346
  Net asset value of shares issued from reinvestment of distributions (31,116 and 71,582 shares,
    respectively) ...............................................................................        308,775         846,069
  Cost of shares repurchased (1,368,603 and 2,726,595 shares, respectively) .....................    (14,962,245)    (31,396,116)
                                                                                                     -----------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................      2,065,221      13,926,299
                                                                                                     -----------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................    (13,304,529)      3,251,180
NET ASSETS
  Beginning of period ...........................................................................    115,740,419     112,489,239
                                                                                                     -----------    ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $254,969 AND $172,435,
    RESPECTIVELY) ...............................................................................    $102,435,890   $115,740,419
                                                                                                     ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       SIX MONTHS              YEAR ENDED                FROM
                                                                          ENDED               DECEMBER 31,             INCEPTION
                                                                         6/30/02       ----------------------------    3/2/98 TO
                                                                       (UNAUDITED)      2001        2000      1999      12/31/98
                                                                       -----------     ------      ------    ------     --------
Net asset value, beginning of period .................................   $11.42        $12.52      $13.53    $11.99      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................................     0.03          0.08        0.07      0.07        0.05
  Net realized and unrealized gain (loss) ............................    (1.49)        (1.09)      (0.96)     1.97        1.99
                                                                         ------        ------      ------    ------      ------
    TOTAL FROM INVESTMENT OPERATIONS .................................    (1.46)        (1.01)      (0.89)     2.04        2.04
                                                                         ------        ------      ------    ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............................    (0.03)        (0.06)      (0.07)    (0.07)      (0.05)
  Distributions from net realized gains ..............................       --         (0.03)      (0.05)    (0.16)         --
  Tax return of capital ..............................................       --            --          --     (0.27)         --
                                                                         ------        ------      ------    ------      ------
    TOTAL DISTRIBUTIONS ..............................................    (0.03)        (0.09)      (0.12)    (0.50)      (0.05)
                                                                         ------        ------      ------    ------      ------
CHANGE IN NET ASSET VALUE ............................................    (1.49)        (1.10)      (1.01)     1.54        1.99
                                                                         ------        ------      ------    ------      ------
NET ASSET VALUE, END OF PERIOD .......................................   $ 9.93        $11.42      $12.52    $13.53      $11.99
                                                                         ======        ======      ======    ======      ======
Total return .........................................................   (12.78)%(2)    (8.17)%     (6.61)%   17.00%      20.45%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ................................ $102,436      $115,740    $112,489  $101,834     $41,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) .............................................     0.91%(1)(4)   0.85%(4)    0.85%     0.85%       0.85%(1)
  Net investment income ..............................................     0.70%(1)      0.65%       0.54%     0.71%       1.02%(1)
Portfolio turnover ...................................................       21%(2)        29%         53%       52%         81%(2)

(1)  Annualized.
(2)  Not annualized.
(3)Ifthe investment  adviser had not waived fees and reimbursed  expenses,  the ratio of operating  expenses to average net assets would have been 0.91%,  0.93%, 0.94%, 1 .01% and 1.46% for the periods ended June 30, 2002, December 31, 2001, 2000, 1999 and
     1998, respectively.
(4)The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian  fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
U.S. GOVERNMENT SECURITIES--4.3%
U.S. TREASURY BONDS--0.4%
  U.S. Treasury Bonds 6.125%, 8/15/29 ............       AAA       $   400    $    424,823
  U.S. Treasury Bonds 5.375%, 2/15/31 ............       AAA         2,000       1,958,438
                                                                              ------------
                                                                                 2,383,261
                                                                              ------------
U.S. TREASURY NOTES--3.9%
  U.S. Treasury Notes 2.75%, 10/31/03 ............       AAA         3,539       3,558,875
  U.S. Treasury Notes 4.75%, 2/15/04 .............       AAA         1,200       1,241,386
  U.S. Treasury Notes 5.25%, 5/15/04 .............       AAA           840         877,955
  U.S. Treasury Notes 4.625%, 5/15/06 ............       AAA         9,375       9,656,250
  U.S. Treasury Notes 3.50%, 11/15/06 ............       AAA         1,550       1,522,391
  U.S. Treasury Notes 4.75%, 11/15/08 ............       AAA         3,000       3,054,885
  U.S. Treasury Notes 6%, 8/15/09 ................       AAA           160         173,806
  U.S. Treasury Notes 5.75%, 8/15/10 .............       AAA           260         278,119
                                                                              ------------
                                                                                20,363,667
                                                                              ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $22,170,214) ..........................................      22,746,928
                                                                              ------------
AGENCY MORTGAGE-BACKED SECURITIES--2.8%
  Fannie Mae 6.50%, 10/1/31 ......................       AAA           472         480,708
  GNMA 6.50%, '23-'32 ............................       AAA        13,832      14,169,784
                                                                              ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $14,360,341) ..........................................      14,650,492
                                                                              ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--0.9%
  Fannie Mae 6.50%, 8/15/04 ......................       Aaa(c)        449         479,315
  Fannie Mae 6.625%, 9/15/09 .....................       Aaa(c)      2,855       3,127,921
  FHLB 4.125%, 1/14/05 ...........................       AAA         1,250       1,270,630
                                                                              ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $4,547,600) ...........................................       4,877,866
                                                                              ------------
MUNICIPAL BONDS--5.6%
CALIFORNIA--1.6%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%,
    10/1/29 ......................................       AAA         1,000       1,030,890
  Fresno County Pension Obligation Revenue
    Taxable 6.21%, 8/15/06 .......................       AAA           255         271,060
  Fresno Pension Obligation Taxable 7.80%,
    6/1/14 .......................................       AAA         1,000       1,181,030
  Kern County Pension Obligation Revenue
    Taxable 7.26%, 8/15/14 .......................       AAA           420         469,417
  Long Beach Pension Obligation Taxable
    6.87%, 9/1/06 ................................       AAA           230         250,336
  Pasadena Pension Funding Revenue Taxable
    Series A 7.10%, 5/15/10 ......................       AAA         1,500       1,667,970
  San Bernardino County Pension Obligation
    Revenue Taxable 6.87%, 8/1/08 ................       AAA           520         575,702
  Sonoma County Pension Obligation Revenue
    Taxable 6.625%, 6/1/13 .......................       AAA         1,420       1,530,377
  Ventura County Pension Obligation Revenue
    Taxable 6.54%, 11/1/05 .......................       AAA         1,235       1,337,357
                                                                              ------------
                                                                                 8,314,139
                                                                              ------------
FLORIDA--1.6%
  Miami Beach Special Obligation Revenue
    Taxable 8.60%, 9/1/21 ........................       AAA         4,085       4,455,183
  Tampa Solid Waste System Revenue Taxable
    Series A 6.33%, 10/1/06 ......................       AAA         2,860       2,984,210
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 (e) ...........       AAA           810         858,138
                                                                              ------------
                                                                                 8,297,531
                                                                              ------------
                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
NEW JERSEY--0.2%
  New Jersey Sports & Exposition Authority
    Revenue Taxable Series A 6.75%, 3/1/10 .......       AAA       $ 1,000    $  1,084,460
                                                                              ------------
NEW YORK--0.7%
  New York State Dormitory Authority Pension
    Obligation Revenue Taxable 6.90%,
    4/1/03 .......................................       AA-         1,375       1,413,899
  New York State Environmental Facilities
    Corp. 6.70%, 3/15/08 .........................       AAA           795         867,901
  New York State Taxable Series C 6.35%,
    3/1/07 .......................................       AAA         1,500       1,595,430
                                                                              ------------
                                                                                 3,877,230
                                                                              ------------
OREGON--0.1%
  Multnomah County Pension Obligation
    Revenue Taxable 7.20%, 6/1/10 ................       Aaa(c)        100         111,208
  Portland Pension Obligation Taxable
    Series C 7.32%, 6/1/08 .......................       Aaa(c)        555         619,674
                                                                              ------------
                                                                                   730,882
                                                                              ------------
PENNSYLVANIA--0.7%
  Philadelphia Authority For Industrial
    Development Pension Funding Retirement
    Systems Revenue Taxable Series A
    5.79%, 4/15/09 ...............................       AAA         2,400       2,483,568
  Pittsburgh Pension Obligation Taxable
    Series C 6.50%, 3/1/17 .......................       AAA         1,250       1,294,738
                                                                              ------------
                                                                                 3,778,306
                                                                              ------------
TEXAS--0.7%
  Dallas-Fort Worth International Airport
    Revenue Taxable 6.40%, 11/1/07 ...............       AAA         1,000       1,074,280
  Texas Water Resources Finance Authority
    Revenue 6.62%, 8/15/10 .......................       AAA         2,265       2,438,839
                                                                              ------------
                                                                                 3,513,119
                                                                              ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $27,776,459) ..........................................      29,595,667
                                                                              ------------
ASSET-BACKED SECURITIES--2.9%
  AESOP Funding II LLC 98-1A 6.14%,
    5/20/06 ......................................       AAA         1,410       1,455,270
  American Business Financial Services
    4.76%, 6/15/21 ...............................       AAA         1,000       1,005,364
  ANRC Auto Owner Trust 01-A, A4 4.32%,
    6/16/08 ......................................       AAA         3,200       3,258,912
  CPL Transition Funding LLC 02-1, A4
    5.96%, 7/15/13 ...............................       AAA         2,100       2,163,985
  Green Tree Financial Corp. 96-7, M1
    7.70%, 10/15/27 ..............................       AA-         1,000         986,067
  Irwin Home Equity 01-2, 2A4 5.68%,
    2/25/07 ......................................       AAA         2,250       2,297,109
  WFS Financial Owner Trust 00-D, A3
    6.83%, 7/20/03 ...............................       AAA         2,793       2,857,526
  World Omni Auto Receivables Trust 02-A,
    A4 W.I. 4.05%, 7/15/09 .......................       AAA         1,250       1,251,172
                                                                              ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $15,065,425) ..........................................      15,275,405
                                                                              ------------
CORPORATE BONDS--5.4%

AGRICULTURAL PRODUCTS--0.2%
  Corn Products International, Inc. W.I.
    8.25%, 7/15/07 ...............................       BBB-        1,000         989,920
                                                                              ------------

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
AIRLINES--0.3%
  Northwest Airlines Corp. 00-1 8.072%,
    10/1/19 ......................................       AAA       $ 1,437    $  1,515,627
                                                                              ------------
BANKS--0.2%
  U.S. Bank of Minnesota N.A. 6.30%,
    7/15/08 ......................................       A             500         529,141
  Wachovia Corp. 5.625%, 12/15/08 ................       A-            500         505,336
                                                                              ------------
                                                                                 1,034,477
                                                                              ------------
BROADCASTING & CABLE TV--0.6%
  Comcast Cable Communications, Inc. .............
    7.125%, 6/15/13 ..............................       BBB         1,500       1,351,820
  Cox Communications, Inc. 7.75%, 11/1/10 ........       BBB         1,750       1,664,488
  CSC Holdings, Inc. 7.625%, 7/15/18 .............       BB+           500         366,863
                                                                              ------------
                                                                                 3,383,171
                                                                              ------------
BUILDING PRODUCTS--0.1%
  Nortek, Inc. Series B 8.875%, 8/1/08 ...........       B+            700         707,000
                                                                              ------------
CASINOS & GAMING--0.3%
  Harrahs Operating Co., Inc. 7.50%,
    1/15/09 ......................................       BBB-          250         263,878
  MGM Mirage, Inc. 9.75%, 6/1/07 .................       BB+           500         527,500
  Park Place Entertainment 9.375%, 2/15/07 .......       BB+           500         523,750
                                                                              ------------
                                                                                 1,315,128
                                                                              ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.1%
  Cummins Engine, Inc. 6.45%, 3/1/05 .............       BBB-          360         366,416
                                                                              ------------
CONSUMER FINANCE--0.1%
  Household Finance Corp. 6.75%, 5/15/11 .........       A             500         497,000
                                                                              ------------
DIVERSIFIED FINANCIAL SERVICES--0.7%
  Erac USA Finance Co. 144A 7.35%,
    6/15/08 (d) ..................................       BBB+          300         318,990
  General Electric Capital Corp. Series MTNA
    6%, 6/15/12 ..................................       AAA         1,085       1,079,854
  Pemex Master Trust 144A 7.875%, 2/1/09 (d) .....       BBB-          500         500,000
  Pemex Project Funding Master Trust
    9.125%, 10/13/10 .............................       BBB-          500         525,000
  Stilwell Financial, Inc. W.I. 7.75%, 6/15/09 ...       A-          1,250       1,232,850
                                                                              ------------
                                                                                 3,656,694
                                                                              ------------
ENVIRONMENTAL SERVICES--0.2%
  Allied Waste Industries 7.875%, 3/15/05 ........       BB-         1,000         981,952
                                                                              ------------
GAS UTILITIES--0.3%
  Amerigas Partners/Eagle Finance 8.875%,
    5/20/11 ......................................       BB+         1,250       1,306,250
                                                                              ------------
HEALTH CARE DISTRIBUTORS & SERVICES--0.2%
  AmerisourceBergen Corp. 8.125%, 9/1/08 .........       BB-         1,060       1,099,750
                                                                              ------------
HEALTH CARE FACILITIES--0.5%
  HCR Manor Care 7.50%, 6/15/06 ..................       BBB         1,500       1,550,707
  HEALTHSOUTH Corp. 10.75%, 10/1/08 ..............       BB+           750         832,500
                                                                              ------------
                                                                                 2,383,207
                                                                              ------------
HOMEBUILDING--0.2%
  Lennar Corp. 7.625%, 3/1/09 ....................       BB+         1,000       1,020,000
                                                                              ------------
INDUSTRIAL MACHINERY--0.4%
  ITW Cupids Financial Trust I 144A 6.55%,
    12/31/11 (d) .................................       AA-         2,000       2,053,250
                                                                              ------------
INSURANCE BROKERS--0.1%
  Willis Corroon Corp. 9%, 2/1/09 ................       B+            675         698,625
                                                                              ------------
INTEGRATED OIL & GAS--0.0%
  Conoco Funding Co. 5.45%, 10/15/06 .............       BBB+          250         250,000
                                                                              ------------

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.1%
  CenturyTel Enterprises, Inc. Series F 6.30%,
    1/15/08 ......................................       BBB+      $   500    $    479,237
                                                                              ------------
MARINE--0.0%
  Teekay Shipping Corp. 8.32%, 2/1/08 ............       BB+           230         241,500
                                                                              ------------
OIL & GAS EXPLORATION & PRODUCTION--0.1%
  Chesapeake Energy Corp. 8.375%, 11/1/08 ........       B+            380         381,900
                                                                              ------------
PACKAGED FOODS AND MEATS--0.2%
  Land O Lakes, Inc. 144A 8.75%, 11/15/11 (d) ....       BB          1,000         935,000
                                                                              ------------
PUBLISHING & PRINTING--0.1%
  Hollinger International Publishing, Inc.
    9.25%, 3/15/07 ...............................       B+            625         646,875
                                                                              ------------
RAILROADS--0.1%
  Union Pacific Corp. 6.50%, 4/15/12 .............       BBB           500         522,384
                                                                              ------------
STEEL--0.3%
  Allegheny Technologies, Inc. 8.375%,
    12/15/11 .....................................       BBB+        1,300       1,353,014
                                                                              ------------
WIRELESS TELECOMMUNICATION SERVICES--0.0%
  AT &T Wireless Services, Inc. 7.35%,
    3/1/06 .......................................       BBB           250         207,500
                                                                              ------------
TOTAL CORPORATE BONDS
  (Identified cost $27,888,837) ..........................................      28,025,877
                                                                              ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--9.9%
  Advanta Mortgage Loan Trust 00-2, A3
    7.76%, 5/25/18 ...............................       AAA           875         903,984
  CS First Boston Mortgage Securities Corp.
    97-C2, A3 6.55%, 11/17/07 ....................       AAA         4,200       4,484,298
  CS First Boston Mortgage Securities Corp.
    97-C2, B 6.72%, 11/17/07 .....................       Aa(c)       2,000       2,137,050
  DLJ Commercial Mortgage Corp. 98-CF2,
    A1B 6.24%, 11/12/31 ..........................       Aaa(c)      6,650       7,006,892
  DLJ Mortgage Acceptance Corp. 96-CF1,
    A1B 7.58%, 2/12/06 ...........................       AAA         1,400       1,449,298
  First Horizon Asset Securities, Inc. 01-5,
    A3 6.75%, 8/25/31 ............................       AAA         1,000       1,023,906
  First Union - Lehman Brothers Commercial
    Mortgage 97-C1, B 7.43%, 4/18/07 .............       Aa(c)       1,780       1,942,606
  First Union Commercial Mortgage Trust
    99-C1, A2 6.07%, 10/15/08 ....................       AAA         5,000       5,215,625
  G.E. Capital Mortgage Services, Inc. 96-8,
    1M 7.25%, 5/25/26 ............................       AA            379         390,740
  GMAC Commercial Mortgage Securities, Inc.
    97-C2, A3 6.566%, 11/15/07 ...................       Aaa(c)      1,250       1,304,829
  JP Morgan Chase Commercial Mortgage
    Securities Corp. 01-CIBC, A3 6.26%,
    3/15/33 ......................................       AAA         4,060       4,228,084
  Lehman Brothers Commercial Conduit
    Mortgage Trust 98-C4, A1B 6.21%,
    10/15/08 .....................................       AAA         6,500       6,808,949
  Lehman Brothers Commercial Conduit
    Mortgage Trust 99-C2, A2 7.325%,
    9/15/09 ......................................       Aaa(c)      1,840       2,026,901
  Lehman Large Loan 97-LLI, B 6.95%,
    3/12/07 ......................................       AA+         1,470       1,590,971
  Nationslink Funding Corp. 96-1, B 7.69%,
    12/20/05 .....................................       AAA           900         943,875
  Prudential Home Mortgage Securities 94-A,
    3B3 6.762%, 4/28/24 (e) ......................       AAA(c)      1,048       1,078,493
  Residential Funding Mortgage Securities I
    96-S1, A11 7.10%, 1/25/26 ....................       AAA         1,427       1,453,727
  Residential Funding Mortgage Securities I
    96-S4, M1 7.25%, 2/25/26 .....................       AAA           973         999,092

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Residential Funding Mortgage Securities I
    96-S8, A4 6.75%, 3/25/11 .....................       AAA       $   414    $    427,077
  Securitized Asset Sales, Inc. 93-J, 2B
    6.788%, 11/28/23 (e) .........................       AAA(c)        574         575,379
  Washington Mutual Bank 99-WM3, 2A5
    7.50%, 11/19/29 ..............................       Aaa(c)      5,350       5,695,420
                                                                              ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $48,651,539) ..........................................      51,687,196
                                                                              ------------
FOREIGN GOVERNMENT SECURITIES--6.2%
BULGARIA--0.2%
  Republic of Bulgaria IAB PDI 2.813%,
    7/28/11 (e) ..................................       BB-           980         872,200
                                                                              ------------
CHILE--0.4%
  Republic of Chile 7.125%, 1/11/12 ..............       A-          1,950       1,970,730
                                                                              ------------
COLOMBIA--0.2%
  Republic of Colombia 9.75%, 4/9/11 .............       BBB           937         960,651
                                                                              ------------
COSTA RICA--0.4%
  Republic of Costa Rica 144A 9.335%,
    5/15/09 (d) ..................................       BB          1,755       1,904,175
                                                                              ------------
EL SALVADOR--0.1%
  Republic of El Salvador 144A 9.50%,
    8/15/06 (d) ..................................       BB+           675         754,734
                                                                              ------------
GUATEMALA--0.1%
  Republic of Guatemala 144A 10.25%,
    11/8/11 (d) ..................................       BB            750         855,000
                                                                              ------------
MEXICO--3.3%
  United Mexican States 8.375%, 1/14/11 ..........       BBB-        1,000       1,037,500
  United Mexican States 7.50%, 1/14/12 ...........       BBB-        8,500       8,402,250
  United Mexican States 8.125%, 12/30/19 .........       BBB-        6,000       5,844,000
  United Mexican States Series MTN 8.30%,
    8/15/31 ......................................       BBB-        2,000       1,945,000
                                                                              ------------
                                                                                17,228,750
                                                                              ------------
POLAND--1.4%
  Republic of Poland Series PDIB 6%,
    10/27/14 (e) .................................       BBB+        7,605       7,652,330
                                                                              ------------
RUSSIA--0.1%
  Russian Federation RegS 5%, 3/31/30 (e) ........       B+            500         348,125
                                                                              ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $31,928,586) ..........................................      32,546,695
                                                                              ------------
FOREIGN CORPORATE BONDS--1.2%

CANADA--0.2%
  Bowater Canada Finance 7.95%, 11/15/11 .........       BBB         1,250       1,289,309
                                                                              ------------
CAYMAN ISLANDS--0.2%
  Petrobras International Finance 9.75%,
    7/6/11 .......................................       Baa(c)      1,250         975,000
  Triton Energy Ltd. 8.875%, 10/1/07 .............       BBB           250         275,000
                                                                              ------------
                                                                                 1,250,000
                                                                              ------------
CHILE--0.2%
  Empresa Nacional de Electricidad SA
    Series B 8.50%, 4/1/09 .......................       BBB+          260         247,858
  Petropower I Funding Trust 144A 7.36%,
    2/15/14 (d) ..................................       BBB           711         642,977
                                                                              ------------
                                                                                   890,835
                                                                              ------------
NETHERLANDS--0.4%
  HSBC Capital Funding LP 144A 9.547%,
    12/31/49 (d),(e) .............................       A-          1,650       1,940,954
                                                                              ------------

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
TUNISIA--0.2%
  Banque Centrale de Tunisie 7.375%,
    4/25/12 ......................................       BBB       $ 1,000    $    965,000
                                                                              ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $6,391,285) ...........................................       6,336,098
                                                                              ------------
TARGETED RETURN INDEX SECURITIES--0.8%
  Lehman Brothers Targeted Return Index
    Securities Trust Series 5-02 144A
    5.882%, 1/25/07 (d),(e) ......................       Baa(c)      1,374       1,388,688
  Lehman Brothers Targeted Return Index
    Securities Trust Series 10-02 144A
    6.835%, 1/15/12 (d),(e) ......................       A(c)        2,736       2,808,066
                                                                              ------------
TOTAL TARGETED RETURN INDEX SECURITIES
  (Identified cost $4,191,488) ...........................................       4,196,754
                                                                              ------------

                                                                    SHARES
                                                                   -------
COMMON STOCKS--56.1%
ADVERTISING--0.9%
  Lamar Advertising Co. (b) ...................................    122,500       4,558,225
                                                                              ------------
AEROSPACE & DEFENSE--2.4%
  General Dynamics Corp. ......................................     64,500       6,859,575
  Northrop Grumman Corp. ......................................     23,800       2,975,000
  United Technologies Corp. ...................................     43,700       2,967,230
                                                                              ------------
                                                                                12,801,805
                                                                              ------------
AIR FREIGHT & COURIERS--1.5%
  FedEx Corp. .................................................     67,400       3,599,160
  United Parcel Service, Inc. Class B .........................     66,600       4,112,550
                                                                              ------------
                                                                                 7,711,710
                                                                              ------------
BANKS--4.6%
  Bank of America Corp. .......................................    132,200       9,301,592
  Bank of New York Co., Inc. (The) ............................     79,400       2,679,750
  FleetBoston Financial Corp. .................................     36,400       1,177,540
  U.S. Bancorp ................................................    149,900       3,500,165
  Wells Fargo & Co. ...........................................    152,800       7,649,168
                                                                              ------------
                                                                                24,308,215
                                                                              ------------
BROADCASTING & CABLE TV--1.2%
  Clear Channel Communications, Inc. (b) ......................    138,200       4,425,164
  Liberty Media Corp. Class A (b) .............................    159,300       1,593,000
                                                                              ------------
                                                                                 6,018,164
                                                                              ------------
COMPUTER HARDWARE--1.0%
  International Business Machines Corp. .......................     72,700       5,234,400
                                                                              ------------
DATA PROCESSING SERVICES--1.7%
  BISYS Group, Inc. (The) (b) .................................    132,700       4,418,910
  Fiserv, Inc. (b) ............................................    120,700       4,430,897
                                                                              ------------
                                                                                 8,849,807
                                                                              ------------
DIVERSIFIED CHEMICALS--0.6%
  Dow Chemical Co. (The) ......................................     94,900       3,262,662
                                                                              ------------
DIVERSIFIED COMMERCIAL SERVICES--0.8%
  Cendant Corp. (b) ...........................................    274,400       4,357,472
                                                                              ------------
DIVERSIFIED FINANCIAL SERVICES--3.9%
  Citigroup, Inc. .............................................    165,200       6,401,500
  Freddie Mac .................................................     52,600       3,219,120
  J.P. Morgan Chase & Co. .....................................     99,000       3,358,080
  Morgan Stanley ..............................................    140,500       6,052,740
  Stilwell Financial, Inc. ....................................     69,800       1,270,360
                                                                              ------------
                                                                                20,301,800
                                                                              ------------

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                                                    SHARES       VALUE
                                                                   -------    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
  Emerson Electric Co. ........................................     52,500    $  2,809,275
                                                                              ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
  Tech Data Corp. (b) .........................................     88,700       3,357,295
                                                                              ------------
GENERAL MERCHANDISE STORES--1.2%
  Wal-Mart Stores, Inc. .......................................    117,400       6,458,174
                                                                              ------------
HEALTH CARE DISTRIBUTORS & SERVICES--3.1%
  Cardinal Health, Inc. .......................................     57,025       3,501,905
  McKesson Corp. ..............................................    270,200       8,835,540
  Omnicare, Inc. ..............................................    153,900       4,041,414
                                                                              ------------
                                                                                16,378,859
                                                                              ------------
HEALTH CARE EQUIPMENT--0.9%
  Bard (C.R.), Inc. ...........................................     48,500       2,744,130
  Beckman Coulter, Inc. .......................................     37,800       1,886,220
                                                                              ------------
                                                                                 4,630,350
                                                                              ------------
HEALTH CARE FACILITIES--1.5%
  HCA, Inc. ...................................................     47,600       2,261,000
  HEALTHSOUTH Corp. (b) .......................................    205,700       2,630,903
  Manor Care, Inc. (b) ........................................    119,900       2,757,700
                                                                              ------------
                                                                                 7,649,603
                                                                              ------------
INDUSTRIAL CONGLOMERATES--1.4%
  General Electric Co. ........................................    260,900       7,579,145
                                                                              ------------
INDUSTRIAL MACHINERY--0.6%
  Ingersoll-Rand Co. Class A ..................................     66,900       3,054,654
                                                                              ------------
INTEGRATED OIL & GAS--4.1%
  ChevronTexaco Corp. .........................................    110,400       9,770,400
  Conoco, Inc. ................................................     74,900       2,082,220
  Exxon Mobil Corp. ...........................................    157,200       6,432,624
  Phillips Petroleum Co. ......................................     55,000       3,238,400
                                                                              ------------
                                                                                21,523,644
                                                                              ------------
INTEGRATED TELECOMMUNICATION SERVICES--2.6%
  BellSouth Corp. .............................................    110,300       3,474,450
  SBC Communications, Inc. ....................................    177,400       5,410,700
  Verizon Communications, Inc. ................................    121,200       4,866,180
                                                                              ------------
                                                                                13,751,330
                                                                              ------------
MANAGED HEALTH CARE--0.4%
  Caremark Rx, Inc. (b) .......................................    130,800       2,158,200
                                                                              ------------
MOVIES & ENTERTAINMENT--1.7%
  AOL Time Warner, Inc. (b) ...................................    186,900       2,749,299
  Viacom, Inc. Class B (b) ....................................    136,800       6,069,816
                                                                              ------------
                                                                                 8,819,115
                                                                              ------------
MULTI-LINE INSURANCE--1.8%
  American International Group, Inc. ..........................    136,000       9,279,280
                                                                              ------------
NETWORKING EQUIPMENT--0.9%
  Cisco Systems, Inc. (b) .....................................    328,800       4,586,760
                                                                              ------------
OFFICE SERVICES & SUPPLIES--0.3%
  Miller (Herman), Inc. .......................................     80,200       1,628,060
                                                                              ------------
OIL & GAS DRILLING--0.1%
  Transocean, Inc. ............................................     24,800         772,520
                                                                              ------------
OIL & GAS EQUIPMENT & SERVICES--0.4%
  Baker Hughes, Inc. ..........................................     34,600       1,151,834
  Schlumberger Ltd. ...........................................     20,100         934,650
                                                                              ------------
                                                                                 2,086,484
                                                                              ------------

                                                                    SHARES       VALUE
                                                                   -------    ------------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
  Anadarko Petroleum Corp. ....................................     48,900    $  2,410,770
  Devon Energy Corp. ..........................................     84,300       4,154,304
                                                                              ------------
                                                                                 6,565,074
                                                                              ------------
PACKAGED FOODS AND MEATS--0.4%
  Dean Foods Co. (b) ..........................................     52,400       1,954,520
                                                                              ------------
PAPER PRODUCTS--0.4%
  International Paper Co. .....................................     49,500       2,157,210
                                                                              ------------
PHARMACEUTICALS--3.0%
  Johnson & Johnson ...........................................    103,300       5,398,458
  King Pharmaceuticals, Inc. (b) ..............................     71,699       1,595,303
  Pfizer, Inc. ................................................    247,300       8,655,500
                                                                              ------------
                                                                                15,649,261
                                                                              ------------
SEMICONDUCTOR EQUIPMENT--1.6%
  Applied Materials, Inc. (b) .................................    164,000       3,119,280
  Lam Research Corp. (b) ......................................    156,300       2,810,274
  Novellus Systems, Inc. (b) ..................................     28,200         958,800
  Teradyne, Inc. (b) ..........................................     52,900       1,243,150
                                                                              ------------
                                                                                 8,131,504
                                                                              ------------
SEMICONDUCTORS--1.3%
  Altera Corp. (b) ............................................    139,100       1,891,760
  Fairchild Semiconductor Corp. Class A (b) ...................    100,200       2,434,860
  Intel Corp. .................................................     69,000       1,260,630
  Micron Technology, Inc. (b) .................................     61,500       1,243,530
                                                                              ------------
                                                                                 6,830,780
                                                                              ------------
SOFT DRINKS--3.5%
  Coca-Cola Co. (The) .........................................    212,600      11,905,600
  PepsiCo, Inc. ...............................................    131,900       6,357,580
                                                                              ------------
                                                                                18,263,180
                                                                              ------------
SYSTEMS SOFTWARE--2.5%
  Microsoft Corp. (b) .........................................    236,800      12,952,960
                                                                              ------------
TELECOMMUNICATIONS EQUIPMENT--0.5%
  Harris Corp. ................................................     73,600       2,667,264
                                                                              ------------
EXCHANGE TRADED FUNDS--0.9%
  SPDR Trust Series I .........................................     45,300       4,482,888
                                                                              ------------
TOTAL COMMON STOCKS
  (Identified cost $275,701,416) .........................................     293,581,649
                                                                              ------------
FOREIGN COMMON STOCKS--0.4%

TELECOMMUNICATIONS EQUIPMENT--0.4%
  Nokia Oyj ADR (Finland) .....................................    140,700       2,037,336
                                                                              ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $3,155,687) ...........................................       2,037,336
                                                                              ------------
TOTAL LONG TERM INVESTMENTS--96.5%
  (Identified cost $481,828,877) .........................................     505,557,963
                                                                              ------------

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                                      STANDARD       PAR
                                                      & POOR'S      VALUE
                                                       RATING       (000)         VALUE
                                                      --------     -------    ------------
SHORT-TERM OBLIGATIONS--3.8%
COMMERCIAL PAPER--3.6%
  Receivables Capital Corp. 1.90%, 7/1/02 ........       A-1+      $ 3,000    $  3,000,000
  Harley-Davidson Funding Corp. 1.77%,
    7/9/02 .......................................       A-1         4,000       3,998,426
  Enterprise Funding Corp. 1.83%, 7/10/02 ........       A-1+        1,000         999,543
  Special Purpose Accounts Receivable
    Cooperative Corp. 1.83%, 7/11/02 .............       A-1         2,500       2,498,729
  Receivables Capital Corp. 1.80%, 7/16/02 .......       A-1+        1,500       1,498,875
  Donnelley (R.R.) & Sons 1.75%, 7/18/02 .........       A-1         2,035       2,033,319
  SBC Communications Inc. 1.77%, 7/23/02 .........       A-1+        2,580       2,577,210
  Special Purpose Accounts Receivables
    Cooperative Corp. 1.83%, 8/27/02 .............       A-1         2,000       1,994,434
                                                                              ------------
                                                                                18,600,536
                                                                              ------------
FEDERAL AGENCY SECURITIES--0.2%
  Fannie Mae Discount Note 1.80%, 7/3/02 .........       AAA         1,130       1,129,887
  Fannie Mae Discount Note 1.76%, 7/11/02 ........       AAA           110         109,945
                                                                              ------------
                                                                                 1,239,832
                                                                              ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $19,841,192) ..........................................      19,840,368
                                                                              ------------
TOTAL INVESTMENTS--100.3%
  (Identified Cost $501,670,069) .........................................     525,398,331(a)
  Other assets and liabilities, net--(0.3)% ..............................      (1,618,320)
                                                                              ------------
NET ASSETS--100.0% .......................................................    $523,780,011
                                                                              ============

(a)  Federal Income Tax Information:  Net unrealized appreciation of investment securities is  comprised  of  gross  appreciation  of  $52,402,377  and  gross  depreciation  of
     $29,086,430 for federal income tax purposes.  At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $502,082,384.
(b)  Non-income producing.
(c)  As rated by Moody's or Fitch.
(d)  Security  exempt from  registration  under Rule 144A of the  Securities  Act of 1933.
     These securities may be resold in transactions exempt from registration,  normally to qualified  institutional  buyers.  At June 30, 2002, these  securities  amounted to a value of $14,101,834 or 2.7% of net assets.
(e)  Variable or step coupon security;  interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $501,670,069) ......................     $525,398,331
Cash ...............................................................................           51,070
Receivables
  Investment securities sold .......................................................        6,431,205
  Interest and dividends ...........................................................        2,988,305
  Fund shares sold .................................................................          127,477
                                                                                         ------------
    Total assets ...................................................................      534,996,388
                                                                                         ------------
LIABILITIES
Payables
  Investment securities purchased ..................................................       10,411,971
  Fund shares repurchased ..........................................................          283,375
  Investment advisory fee ..........................................................          251,728
  Financial agent fee ..............................................................           29,385
  Trustees' fee ....................................................................            4,224
Accrued expenses ...................................................................          235,694
                                                                                         ------------
    Total liabilities ..............................................................       11,216,377
                                                                                         ------------
NET ASSETS .........................................................................     $523,780,011
                                                                                         ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $510,400,673
  Undistributed net investment income ..............................................          366,844
  Accumulated net realized loss ....................................................      (10,715,768)
  Net unrealized appreciation ......................................................       23,728,262
                                                                                         ------------
NET ASSETS .........................................................................     $523,780,011
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       41,400,948
                                                                                         ============
Net asset value and offering price per share .......................................           $12.65
                                                                                               ======


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Interest .........................................................................     $  5,962,656
  Dividends ........................................................................        1,418,150
  Foreign taxes withheld ...........................................................           (2,934)
                                                                                         ------------
    Total investment income ........................................................        7,377,872
                                                                                         ------------
EXPENSES
  Investment advisory fee ..........................................................        1,290,951
  Financial agent fee ..............................................................          157,443
  Custodian ........................................................................           43,706
  Printing .........................................................................           43,522
  Professional .....................................................................           15,950
  Trustees .........................................................................            3,495
  Miscellaneous ....................................................................           17,993
                                                                                         ------------
    Total expenses .................................................................        1,573,060
    Custodian fees paid indirectly .................................................             (614)
                                                                                         ------------
    Net expenses ...................................................................        1,572,446
                                                                                         ------------
NET INVESTMENT INCOME ..............................................................        5,805,426
                                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................       (4,081,110)
  Net change in unrealized appreciation (depreciation) on investments ..............      (43,673,407)
                                                                                         ------------
NET LOSS ON INVESTMENTS ............................................................      (47,754,517)
                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(41,949,091)
                                                                                         ============

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                     6/30/02         YEAR ENDED
                                                                                                   (UNAUDITED)        12/31/01
                                                                                                   ------------     ------------
FROM OPERATIONS
  Net investment income (loss) ................................................................    $  5,805,426     $ 10,007,330
  Net realized gain (loss) ....................................................................      (4,081,110)      (2,464,632)
  Net change in unrealized appreciation (depreciation) ........................................     (43,673,407)      (1,068,355)
                                                                                                   ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONs .................................     (41,949,091)       6,474,343
                                                                                                   ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................      (6,244,861)      (9,798,013)
  Net realized short-term gains ...............................................................              --       (2,336,653)
  Net realized long-term gains ................................................................              --       (4,043,514)
                                                                                                   ------------     ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................      (6,244,861)     (16,178,180)
                                                                                                   ------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,826,994 and 2,160,117 shares, respectively) ................      24,551,669       30,160,519
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (17,438,879 and 0 shares, respectively) (See Note 8) ......................................     236,890,944               --
  Net asset value of shares issued from reinvestment of distributions
    (478,613 and 1,176,732 shares, respectively) ..............................................       6,244,861       16,178,180
  Cost of shares repurchased (5,279,408 and 5,455,567 shares, respectively) ...................     (70,530,346)     (75,830,661)
                                                                                                   ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................     197,157,128      (29,491,962)
                                                                                                   ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................     148,963,176      (39,195,799)
NET ASSETS
  Beginning of period .........................................................................     374,816,835      414,012,634
                                                                                                   ------------     ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $366,844 AND $806,279,
    RESPECTIVELY) .............................................................................    $523,780,011     $374,816,835
                                                                                                   ============     ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                         SIX MONTHS
                                                            ENDED                        YEAR ENDED DECEMBER 31,
                                                           6/30/02         -------------------------------------------------
                                                         (UNAUDITED)       2001(3)      2000       1999      1998      1997
                                                         -----------       -------     ------     ------    ------    ------
Net asset value, beginning of period ..................    $13.92          $14.25      $16.18     $15.65    $14.12    $13.65
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ........................      0.17            0.36(1)     0.44       0.36      0.29      0.32
  Net realized and unrealized gain (loss) .............     (1.25)          (0.11)      (0.33)      1.36      2.57      2.46
                                                           ------          ------      ------     ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ..................     (1.08)           0.25        0.11       1.72      2.86      2.78
                                                           ------          ------      ------     ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................     (0.19)          (0.35)      (0.43)     (0.36)    (0.28)    (0.33)
  Distributions from net realized gains ...............        --           (0.23)      (1.61)     (0.83)    (1.05)    (1.98)
                                                           ------          ------      ------     ------    ------    ------
    TOTAL DISTRIBUTIONS ...............................     (0.19)          (0.58)      (2.04)     (1.19)    (1.33)    (2.31)
                                                           ------          ------      ------     ------    ------    ------
CHANGE IN NET ASSET VALUE .............................     (1.27)          (0.33)      (1.93)      0.53      1.53      0.47
                                                           ------          ------      ------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD ........................    $12.65          $13.92      $14.25     $16.18    $15.65    $14.12
                                                           ======          ======      ======     ======    ======    ======
Total return ..........................................     (7.78)%(5)       1.87%       0.58%     11.26%    20.79%    20.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .................  $523,780        $374,817    $414,013   $476,709  $480,897  $429,002
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ..................................      0.70%(2)(4)     0.71%(2)    0.70%      0.70%     0.68%     0.71%
  Net investment income ...............................      2.59%(4)        2.56%       2.65%      2.21%     1.97%     2.09%
Portfolio turnover ....................................        38%(5)          44%         60%        65%      139%      368%

(1)  Computed using average shares outstanding.
(2)  The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian  fees; if expense offsets were included, the ratio would not significantly differ.
(3)  As  required,  effective  January 1, 2001,  the Fund adopted the  provisions  of AICPA Audit and  Accounting  Guide for
     Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income.  The effect of this change for the year ended December 31, 2001 to decrease the ratio of net investment  income to average net assets from 2.60% to 2.56%.  There was no effect to net investment income per share and net realized and unrealized gain (loss) per share.  Per share ratios and  supplemental  data for prior periods have not been restated to reflect this change.
(4)  Annualized.
(5)  Not annualized.

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                  SHARES       VALUE
                                                                 -------    -----------
COMMON STOCKS--49.7%
UNITED STATES--49.7%
  Abbott Laboratories (Pharmaceuticals) ...................          900    $    33,885
  Allegheny Energy, Inc. (Electric Utilities) .............        1,100         28,325
  Amerada Hess Corp. (Integrated Oil & Gas) ...............          300         24,750
  Ameren Corp. (Electric Utilities) .......................          400         17,204
  American Electric Power Co., Inc. (Electric Utilities) ..          600         24,012
  AmSouth Bancorp. (Banks) ................................        1,200         26,856
  AOL Time Warner, Inc. (Movies & Entertainment) (b) ......        3,850         56,633
  Aon Corp. (Insurance Brokers) ...........................          700         20,636
  Archer-Daniels-Midland Co. (Agricultural Products) ......        1,785         22,830
  Arrow Electronics, Inc. (Electronic Equipment &
    Instruments) (b) ......................................          800         16,600
  Ashland, Inc. (Oil & Gas Refining, Marketing &
    Transportation) .......................................          550         22,275
  AT&T Corp. (Integrated Telecommunication Services) ......        1,900         20,330
  Avaya Inc. (Networking Equipment) (b) ...................        5,000         24,750
  Avnet, Inc. (Electronic Equipment & Instruments) (b) ....          800         17,592
  Bank of America Corp. (Banks) ...........................        3,500        246,260
  Bear Stearns Cos., Inc. (The) (Diversified Financial
    Services) .............................................          400         24,480
  BellSouth Corp. (Integrated Telecommunication
    Services) .............................................        1,375         43,312
  Bemis Co., Inc. (Paper Packaging) .......................          500         23,750
  Black & Decker Corp. (The) (Household Appliances) .......          525         25,305
  Bristol-Myers Squibb Co. (Pharmaceuticals) ..............        1,800         46,260
  Burlington Northern Santa Fe Corp. (Railroads) ..........          975         29,250
  Cabot Corp. (Diversified Chemicals) .....................          650         18,622
  Centex Corp. (Homebuilding) .............................          600         34,674
  ChevronTexaco Corp. (Integrated Oil & Gas) ..............          640         56,640
  Chubb Corp. (The) (Property & Casualty Insurance) .......          300         21,240
  Cisco Systems, Inc. (Networking Equipment) (b) ..........        2,100         29,295
  Citigroup, Inc. (Diversified Financial Services) ........        1,930         74,787
  Coca-Cola Co. (The) (Soft Drinks) .......................        1,300         72,800
  Compuware Corp. (Application Software) (b) ..............        2,000         12,140
  ConAgra Foods, Inc. (Packaged Foods and Meats) ..........        1,075         29,724
  Cooper Industries Ltd. Class A (Electrical Components
    & Equipment) ..........................................          700         27,510
  Dana Corp. (Auto Parts & Equipment) .....................          600         11,118
  Dell Computer Corp. (Computer Hardware) (b) .............        1,400         36,596
  Delphi Corp. (Auto Parts & Equipment) ...................        1,400         18,480
  Donnelley (R.R.) & Sons Co. (Commercial Printing) .......          800         22,040
  Dow Chemical Co. (The) (Diversified Chemicals) ..........        1,244         42,769
  Du Pont (E.I.) de Nemours & Co. (Diversified
    Chemicals) ............................................          800         35,520
  Eastman Chemical Co. (Diversified Chemicals) ............          300         14,070
  Eastman Kodak Co. (Photographic Products) ...............        1,000         29,170
  Electronic Data Systems Corp. (IT Consulting &
    Services) .............................................          600         22,290
  Entergy Corp. (Electric Utilities) ......................        2,700        114,588
  Exxon Mobil Corp. (Integrated Oil & Gas) ................        3,600        147,312
  Fannie Mae (Diversified Financial Services) .............          775         57,156
  Federated Department Stores, Inc. (Department
    Stores) (b) ...........................................          500         19,850
  FleetBoston Financial Corp. (Banks) .....................        1,081         34,970
  FMC Corp. (Diversified Chemicals) (b) ...................          300          9,051
  General Electric Co. (Industrial Conglomerates) .........        6,300        183,015
  Georgia-Pacific Corp. (Paper Products) ..................          850         20,893
  Golden West Financial Corp. (Banks) .....................          475         32,670
  Goodrich Corp. (Aerospace & Defense) ....................          825         22,539
  Goodyear Tire & Rubber Co. (The) (Tires & Rubber) .......        1,050         19,645
  Health Net, Inc. (Managed Health Care) (b) ..............        1,850         49,525
  Hewlett-Packard Co. (Computer Hardware) .................        6,250         95,500
  Hilton Hotels Corp. (Hotels, Resorts & Cruise Lines) ....        1,400         19,460
  Home Depot, Inc. (The) (Home Improvement Retail) ........          300         11,019


                                                                  SHARES       VALUE
                                                                 -------    -----------
UNITED STATES--CONTINUED
  Hubbell, Inc. Class B (Electrical Components &
    Equipment) ............................................          500    $    17,075
  Huntington Bancshares, Inc. (Banks) .....................        1,300         25,246
  Intel Corp. (Semiconductors) ............................        4,600         84,042
  International Business Machines Corp. (Computer
    Hardware) .............................................        1,700        122,400
  International Paper Co. (Paper Products) ................          300         13,074
  J.P. Morgan Chase & Co. (Diversified Financial
    Services) .............................................          900         30,528
  Johnson & Johnson (Pharmaceuticals) .....................        1,950        101,907
  Jones Apparel Group, Inc. (Apparel, Accessories &
    Luxury Goods) (b) .....................................          700         26,250
  KeyCorp (Banks) .........................................        1,150         31,395
  Lear Corp. (Auto Parts & Equipment) (b) .................        1,250         57,813
  Leggett & Platt, Inc. (Home Furnishings) ................        1,000         23,400
  Lehman Brothers Holdings, Inc. (Diversified Financial
    Services) .............................................        1,000         62,520
  Lilly (Eli) & Co. (Pharmaceuticals) .....................          325         18,330
  Liz Claiborne, Inc. (Apparel, Accessories & Luxury
    Goods) ................................................          800         25,440
  Louisiana-Pacific Corp. (Forest Products) ...............        1,000         10,590
  May Department Stores Co. (The) (Department
    Stores) ...............................................          700         23,051
  MeadWestvaco Corp. (Paper Products) .....................        1,330         44,635
  Medtronic, Inc. (Health Care Equipment) .................          100          4,285
  Merck & Co., Inc. (Pharmaceuticals) .....................        1,800         91,152
  MetLife, Inc. (Life & Health Insurance) .................          775         22,320
  MGIC Investment Corp. (Property & Casualty
    Insurance) ............................................          400         27,120
  Microsoft Corp. (Systems Software) (b) ..................        3,300        180,510
  Morgan Stanley (Diversified Financial Services) .........          700         30,156
  National City Corp. (Banks) .............................        1,000         33,250
  Norfolk Southern Corp. (Railroads) ......................        2,800         65,464
  Oracle Corp. (Systems Software) (b) .....................        4,000         37,880
  PepsiCo, Inc. (Soft Drinks) .............................          500         24,100
  Pfizer, Inc. (Pharmaceuticals) ..........................        5,700        199,500
  PG&E Corp. (Electric Utilities) (b) .....................          600         10,734
  Pharmacia Corp. (Pharmaceuticals) .......................        1,450         54,303
  Philip Morris Cos., Inc. (Tobacco) ......................        3,425        149,604
  Phillips Petroleum Co. (Integrated Oil & Gas) ...........          300         17,664
  PPG Industries, Inc. (Specialty Chemicals) ..............          500         30,950
  Praxair, Inc. (Industrial Gases) ........................          600         34,182
  Procter & Gamble Co. (The) (Household Products) .........          200         17,860
  Puget Energy, Inc. (Electric Utilities) .................          800         16,520
  Pulte Homes, Inc. (Homebuilding) ........................        2,000        114,960
  Quantum Corp. (Computer Storage & Peripherals) (b) ......        1,400          5,880
  Qwest Communications International, Inc. (Integrated
    Telecommunication Services) (b) .......................       22,500         63,000
  Regions Financial Corp. (Banks) .........................          800         28,120
  Reliant Resources, Inc. (Electric Utilities) (b) ........        5,400         47,250
  Sara Lee Corp. (Packaged Foods and Meats) ...............        4,700         97,008
  SBC Communications, Inc. (Integrated
    Telecommunication Services) ...........................        3,200         97,600
  Schering-Plough Corp. (Pharmaceuticals) .................          500         12,300
  Sears, Roebuck and Co. (Department Stores) ..............          700         38,010
  Sherwin-Williams Co. (The) (Home Improvement
    Retail) ...............................................          950         28,434
  Smurfit-Stone Container Corp. (Metal & Glass
    Containers) (b) .......................................        1,200         18,504
  Solectron Corp. (Electronic Equipment &
    Instruments) (b) ......................................        1,700         10,455
  Sonoco Products Co. (Paper Packaging) ...................          900         25,488
  Sprint Corp. (FON Group) (Integrated
    Telecommunication Services) ...........................        1,000         10,610


                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                                  SHARES       VALUE
                                                                 -------    -----------
UNITED STATES--CONTINUED
  St. Paul Cos., Inc. (The) (Property & Casualty
    Insurance) ............................................          525    $    20,433
  SunTrust Banks, Inc. (Banks) ............................          500         33,860
  SUPERVALU, Inc. (Food Distributors) .....................          500         12,265
  Tech Data Corp. (Electronic Equipment &
    Instruments) (b) ......................................          500         18,925
  Tellabs, Inc. (Telecommunications Equipment) (b) ........        2,800         17,360
  Temple-Inland, Inc. (Paper Packaging) ...................          200         11,572
  TJX Cos., Inc. (The) (Apparel Retail) ...................        1,400         27,454
  Torchmark Corp. (Life & Health Insurance) ...............          500         19,100
  Tyson Foods, Inc. Class A (Meat, Poultry & Fish) ........        2,100         32,571
  U.S. Bancorp (Banks) ....................................        2,165         50,553
  Union Pacific Corp. (Railroads) .........................          500         31,640
  Union Planters Corp. (Banks) ............................          750         24,278
  V. F. Corp. (Apparel, Accessories & Luxury Goods) .......          400         15,684
  Valero Energy Corp. (Oil & Gas Refining, Marketing &
    Transportation) .......................................          250          9,355
  Verizon Communications, Inc. (Integrated
    Telecommunication Services) ...........................        1,700         68,255
  Wachovia Corp. (Banks) ..................................        1,800         68,724
  Washington Mutual, Inc. (Banks) .........................        4,425        164,212
  Westar Energy, Inc. (Electric Utilities) ................          700         10,745
  Whirlpool Corp. (Household Appliances) ..................          400         26,144
  WorldCom, Inc. - WorldCom Group (Integrated
    Telecommunication Services) (b)(c) ....................       54,800          4,932
  Wyeth (Pharmaceuticals) .................................        1,200         61,440
  Xcel Energy, Inc. (Electric Utilities) ..................          700         11,739
                                                                            -----------
TOTAL COMMON STOCKS
  (Identified cost $6,155,717) .........................................      5,346,083
                                                                            -----------
FOREIGN COMMON STOCKS--48.2%
AUSTRALIA--2.0%
  Australia and New Zealand Banking Group Ltd.
    (Banks) ...............................................       11,600        125,616
  BHP Billiton Ltd. (Diversified Metals & Mining) .........        8,400         48,570
  CSR Ltd. (Construction Materials) .......................       10,600         38,024
                                                                            -----------
                                                                                212,210
                                                                            -----------
AUSTRIA--0.4%
  Erste Bank der oesterreichischen Sparkassen AG
    (Banks) ...............................................          300         21,437
  OMV AG (Oil & Gas Refining, Marketing &
    Transportation) .......................................          250         24,567
                                                                            -----------
                                                                                 46,004
                                                                            -----------
BELGIUM--0.4%
  Delhaize Group (Food Retail) ............................          900         42,221
                                                                            -----------
CANADA--4.6%
  Abitibi-Consolidated, Inc. (Paper Products) .............        4,700         43,326
  Bank of Montreal (Banks) ................................        1,407         32,991
  Bank of Nova Scotia (Banks) .............................        2,300         75,598
  BCE, Inc. (Integrated Telecommunication Services) .......          709         12,295
  Canadian National Railway Co. (Railroads) ...............          700         36,839
  Canadian Natural Resources Ltd. (Oil & Gas Exploration
    & Production) .........................................          400         13,550
  Creo, Inc. (Electronic Equipment & Instruments) (b) .....          600          6,107
  Magna International, Inc. (Auto Parts & Equipment) ......        1,700        117,030
  Manulife Financial Corp. (Life & Health Insurance) ......          900         25,830
  Nortel Networks Corp. (Telecommunications
    Equipment) (b) ........................................        4,950          7,160
  Petro-Canada (Integrated Oil & Gas) .....................          500         14,054
  Quebecor World, Inc. (Publishing & Printing) ............        1,000         26,761
  Sun Life Financial Services of Canada, Inc. (Diversified
    Financial Services) ...................................        1,000         21,645
  Talisman Energy, Inc. (Oil & Gas Exploration &
    Production) ...........................................        1,250         56,094
                                                                            -----------
                                                                                489,280
                                                                            -----------

                                                                  SHARES       VALUE
                                                                 -------    -----------
FINLAND--0.4%
  Stora Enso Oyj (Paper Products) .........................        1,000    $    14,014
  UPM-Kymmene Oyj (Paper Products) ........................          700         27,557
                                                                            -----------
                                                                                 41,571
                                                                            -----------
FRANCE--5.0%
  Accor SA (Hotels, Resorts & Cruise Lines) ...............          300         12,168
  Alcatel SA Class A (Telecommunications Equipment) .......          400          2,781
  Assurances Generales de France (Multi-line Insurance) ...        2,600        119,455
  BNP Paribas SA (Banks) ..................................        1,100         60,838
  Compagnie de Saint-Gobain (Industrial Gases) ............        2,200         98,753
  Lagardere S.C.A. (Publishing & Printing) ................          300         12,989
  PSA Peugeot Citroen (Automobile Manufacturers) ..........        2,960        153,623
  Societe Generale Class A (Banks) ........................          450         29,644
  TotalFinaElf SA (Oil & Gas Refining, Marketing &
    Transportation) .......................................          260         42,215
  Vivendi Universal SA (Broadcasting & Cable TV) ..........          200          4,322
                                                                            -----------
                                                                                536,788
                                                                            -----------
GERMANY--1.8%
  AMB Generali Holding AG (Multi-line Insurance) ..........          270         26,293
  Celanese AG (Specialty Chemicals) (b) ...................        1,350         31,332
  E.ON AG (Industrial Conglomerates) ......................          500         29,135
  KarstadtQuelle AG (Department Stores) ...................          450         11,688
  Merck KGaA (Pharmaceuticals) ............................          200          5,383
  Siemens AG (Industrial Conglomerates) ...................        1,325         79,498
  Volkswagen AG (Automobile Manufacturers) ................          200          9,718
                                                                            -----------
                                                                                193,047
                                                                            -----------
HONG KONG--0.4%
  CLP Holdings Ltd. (Electric Utilities) ..................        2,400          9,539
  Wharf Holdings Ltd. (The) (Real Estate Management
    & Development) ........................................       15,000         35,386
                                                                            -----------
                                                                                 44,925
                                                                            -----------
IRELAND--1.2%
  Allied Irish Banks PLC (Banks) ..........................        5,400         71,731
  Bank of Ireland (Banks) .................................        2,500         31,135
  Jefferson Smurfit Group plc (Paper Products) ............        9,000         27,369
                                                                            -----------
                                                                                130,235
                                                                            -----------
ITALY--2.3%
  ENI SpA (Integrated Oil & Gas) ..........................       12,150        193,194
  Riunione Adriatica di Sicurta SpA (Multi-line
    Insurance) ............................................          800         10,738
  Telecom Italia Mobile SpA (Wireless Telecommunication
    Services) .............................................        4,900         20,083
  Telecom Italia SpA (Integrated Telecommunication
    Services) .............................................        2,800         21,929
                                                                            -----------
                                                                                245,944
                                                                            -----------
JAPAN--10.0%
  Canon, Inc. (Electronic Equipment & Instruments) ........        5,000        188,977
  Daiichi Pharmaceutical (Pharmaceuticals) ................        1,000         18,272
  Daiwa House Industry Co. Ltd. (Homebuilding) ............        3,000         18,347
  Hitachi Ltd. (Industrial Conglomerates) .................        6,000         38,797
  Hitachi Maxell Ltd. (Consumer Electronics) ..............        1,000         14,901
  Honda Motor Co. Ltd. (Automobile Manufacturers) .........        5,200        210,853
  Mitsui Chemicals, Inc. (Specialty Chemicals) ............        4,000         19,991
  Mitsui O.S.K. Lines Ltd. (Marine) .......................       16,000         33,640
  Nichirei Corp. (Agricultural Products) ..................        7,000         22,485
  Nippon Meat Packers, Inc. (Meat, Poultry & Fish) ........        1,000         12,532
  Nissan Motor Co. Ltd. (Automobile Manufacturers) ........       21,000        145,424
  Nomura Holdings, Inc. (Diversified Financial Services) ..        1,000         14,684
  Oji Paper Co. Ltd. (Paper Products) .....................        5,000         28,576
  Sumitomo Mitsui Banking Corp. (Banks) ...................        2,400         11,714
  Sumitomo Trust & Banking Co. Ltd. (The) (Banks) .........        4,000         19,223
  Takeda Chemical Industries Ltd. (Pharmaceuticals) .......        1,000         43,886
  Takefuji Corp. (Consumer Finance) .......................        1,500        104,250


                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                                  SHARES       VALUE
                                                                 -------    -----------
JAPAN--CONTINUED
  Tanabe Seiyaku Co. Ltd (Pharmaceuticals) ................        1,000    $     8,761
  Tohoku Electric Power Co., Inc. (Electric Utilities) ....        1,900         26,632
  Tokyo Electric Power Co., Inc. (The) (Electric Utilities)        1,100         22,623
  Toyota Motor Corp. (Automobile Manufacturers) ...........        1,100         29,185
  UFJ Holdings, Inc. (Banks) (b) ..........................            6         14,517
  Uny Co. Ltd. (Specialty Stores) .........................        1,000         11,330
  Yahama Corp. (Leisure Products) .........................        2,000         19,457
                                                                            -----------
                                                                              1,079,057
                                                                            -----------
LUXEMBOURG--0.9%
  Arcelor (Steel) (b) .....................................        5,900         83,734
  Arcelor (Steel) (b) .....................................        1,066         15,160
                                                                            -----------
                                                                                 98,894
                                                                            -----------
NETHERLANDS--3.1%
  DSM NV (Specialty Chemicals) ............................        1,500         69,613
  ING Groep NV (Diversified Financial Services) ...........        3,800         97,577
  Koninklijke (Royal) Philips Electronics NV (Industrial
    Conglomerates) ........................................        1,300         36,296
  Koninklijke Vopak NV (Marine) ...........................          400          7,561
  Royal Dutch Petroleum Co. (Integrated Oil & Gas) ........        1,650         91,909
  Wolters Kluwer NV (Diversified Commercial Services) .....        1,638         31,093
                                                                            -----------
                                                                                334,049
                                                                            -----------
NORWAY--0.1%
  Norsk Hydro ASA (Industrial Conglomerates) ..............          200          9,542
                                                                            -----------
SPAIN--1.2%
  Banco Santander Central Hispano SA (Banks) ..............        6,200         49,231
  Grupo Dragados SA (Construction & Engineering) ..........          700         12,479
  Iberdrola SA (Electric Utilities) .......................        2,700         39,332
  Telefonica SA (Integrated Telecommunication
    Services) (b) .........................................        3,329         27,946
                                                                            -----------
                                                                                128,988
                                                                            -----------
SWEDEN--1.4%
  Autoliv, Inc. (Auto Parts & Equipment) ..................          950         23,940
  Electrolux AB (Consumer Electronics) ....................        3,100         62,572
  Holmen AB B Shares (Paper Products) .....................          800         21,240
  Nordea AB (Banks) .......................................        8,700         47,333
                                                                            -----------
                                                                                155,085
                                                                            -----------
SWITZERLAND--2.1%
  Novartis AG Registered Shares (Pharmaceuticals) .........        2,700        118,748
  Swiss Re Registered Shares (Property & Casualty
    Insurance) ............................................          930         90,928
  UBS AG Registered Shares (Diversified Financial
    Services) (b) .........................................          325         16,347
                                                                            -----------
                                                                                226,023
                                                                            -----------

                                                                  SHARES       VALUE
                                                                 -------    -----------
UNITED KINGDOM--10.9%
  Allied Domecq plc (Brewers) .............................        2,600    $    17,052
  AstraZeneca plc (Pharmaceuticals) .......................        1,200         49,681
  AWG plc (Water Utilities) ...............................        2,700         22,636
  BP plc (Integrated Oil & Gas) ...........................       13,300        111,707
  British American Tobacco plc (Tobacco) ..................        4,600         49,434
  BT Group plc (Integrated Telecommunication
    Services) .............................................        5,100         19,591
  CGNU plc (Multi-line Insurance) .........................        3,900         31,359
  Diageo plc (Brewers) ....................................          800         10,390
  Electrocomponents plc (Distributors) ....................          900          5,042
  GlaxoSmithKline plc (Pharmaceuticals) ...................        4,346         93,938
  HSBC Holdings plc (Banks) ...............................        1,600         18,402
  Imperial Chemical Industries plc (Diversified
    Chemicals) ............................................        3,000         14,588
  Lattice Group plc (Gas Utilities) .......................        9,500         24,763
  Lloyds TSB Group plc (Diversified Financial Services) ...        3,700         36,829
  Mersey Docks & Harbour Co. plc (Marine) .................        2,400         21,712
  Morgan Crucible Company plc (Industrial Gases) ..........          900          1,564
  Persimmon plc (Homebuilding) ............................        2,200         13,364
  Rank Group plc (Movies & Entertainment) .................        3,200         13,048
  Royal & Sun Alliance Insurance Group plc (Multi-line
    Insurance) ............................................       28,600        105,065
  Royal Bank of Scotland Group plc (Banks) ................        1,400         39,693
  Safeway plc (Food Retail) ...............................       40,857        175,471
  Shell Transport & Trading Co. plc (Integrated Oil &
    Gas) ..................................................        3,200         24,145
  Six Continents plc (Hotels, Resorts & Cruise Lines) .....        6,700         68,069
  Smith & Nephew plc (Health Care Equipment) ..............        2,000         11,097
  Smiths Group plc (Industrial Conglomerates) .............        1,000         12,987
  Taylor Woodrow plc (Homebuilding) .......................        3,400          9,329
  Unilever plc (Packaged Foods and Meats) .................        7,100         64,720
  Vodafone Group plc (Wireless Telecommunication
    Services) .............................................       46,100         63,244
  Whitbread plc (Restaurants) .............................          600          5,602
  Wolseley plc (Distributors) .............................        3,741         37,921
                                                                            -----------
                                                                              1,172,443
                                                                            -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $5,287,908) .........................................      5,186,306
                                                                            -----------
RIGHTS--0.0%
MARINE--0.0%
  Koninklijke Vopak NV - Rights (b) .......................          400              4
                                                                            -----------
TOTAL RIGHTS
  (Identified cost $0) .................................................              4
                                                                            -----------
TOTAL INVESTMENTS--97.9%
  (Identified Cost $11,443,625) ........................................     10,532,393(a)
  Other assets and liabilities, net--2.1% ..............................        223,785
                                                                            -----------
NET ASSETS--100.0% .....................................................    $10,756,178
                                                                            ===========

(a)  Federal  Income  Tax  Information:   Net  unrealized  appreciation  of  investment
     securities is comprised of gross  appreciation of $850,714 and gross  depreciation of $1,761,946  for federal  income tax purposes.  At June 30, 2002,  the aggregate cost of securities for federal income tax purposes was $11,443,625.
(b)  Non-income producing.

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Aerospace & Defense .......................................   0.2%
Agricultural Products .....................................   0.4
Apparel Retail ............................................   0.3
Apparel, Accessories & Luxury Goods .......................   0.6
Application Software ......................................   0.1
Auto Parts & Equipment ....................................   2.2
Automobile Manufacturers ..................................   5.2
Banks .....................................................  13.8
Brewers ...................................................   0.3
Commercial Printing .......................................   0.2
Computer Hardware .........................................   2.4
Computer Storage & Peripherals ............................   0.1
Construction & Engineering ................................   0.1
Construction Materials ....................................   0.4
Consumer Electronics ......................................   0.7
Consumer Finance ..........................................   1.0
Department Stores .........................................   0.9
Distributors ..............................................   0.4
Diversified Chemicals .....................................   1.3
Diversified Commercial Services ...........................   0.3
Diversified Financial Services ............................   4.4
Diversified Metals & Mining ...............................   0.5
Electric Utilities ........................................   3.6
Electrical Components & Equipment .........................   0.4
Electronic Equipment & Instruments ........................   2.5
Food Distributors .........................................   0.1
Food Retail ...............................................   2.1
Forest Products ...........................................   0.1
Gas Utilities .............................................   0.2
Health Care Equipment .....................................   0.1
Home Furnishings ..........................................   0.2
Home Improvement Retail ...................................   0.4
Homebuilding ..............................................   1.8
Hotels, Resorts & Cruise Lines ............................   0.9
Household Appliances ......................................   0.5
Household Products ........................................   0.2
IT Consulting & Services ..................................   0.2
Industrial Conglomerates ..................................   3.7
Industrial Gases ..........................................   1.3
Insurance Brokers .........................................   0.2
Integrated Oil & Gas ......................................   6.5
Integrated Telecommunication Services .....................   3.7
Leisure Products ..........................................   0.2
Life & Health Insurance ...................................   0.6
Managed Health Care .......................................   0.5
Marine ....................................................   0.6
Meat, Poultry & Fish ......................................   0.4
Metal & Glass Containers ..................................   0.2
Movies & Entertainment ....................................   0.7
Multi-line Insurance ......................................   2.8
Networking Equipment ......................................   0.5
Oil & Gas Exploration & Production ........................   0.7
Oil & Gas Refining, Marketing & Transportation ............   0.9
Packaged Foods and Meats ..................................   1.8
Paper Packaging ...........................................   0.6
Paper Products ............................................   2.3
Pharmaceuticals ...........................................   9.1
Photographic Products .....................................   0.3
Property & Casualty Insurance .............................   1.5
Publishing & Printing .....................................   0.4
Railroads .................................................   1.5
Real Estate Management & Development ......................   0.3
Semiconductors ............................................   0.8
Soft Drinks ...............................................   0.9
Specialty Chemicals .......................................   1.4
Specialty Stores ..........................................   0.1
Steel .....................................................   0.9
Systems Software ..........................................   2.1
Telecommunications Equipment ..............................   0.3
Tires & Rubber ............................................   0.2
Tobacco ...................................................   1.9
Water Utilities ...........................................   0.2
Wireless Telecommunication Services .......................   0.8
                                                            -----
                                                            100.0%
                                                            =====

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $11,443,625) .......................     $10,532,393
Foreign currency at value (Identified cost $42,455) ................................          44,689
Receivables
  Receivable from adviser ..........................................................           3,031
  Investment securities sold .......................................................         465,693
  Fund shares sold .................................................................             137
  Dividends ........................................................................          34,466
  Tax reclaim ......................................................................           6,891
                                                                                         -----------
    Total assets ...................................................................      11,087,300
                                                                                         -----------
LIABILITIES
Cash overdraft .....................................................................         281,420
Payables
  Fund shares repurchased ..........................................................           2,902
  Professional fee .................................................................          17,322
  Printing fee .....................................................................           9,036
  Custodian fee ....................................................................           8,131
  Financial agent fee ..............................................................           4,075
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................           4,519
                                                                                         -----------
    Total liabilities ..............................................................         331,122
                                                                                         -----------
NET ASSETS .........................................................................     $10,756,178
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $11,670,580
  Undistributed net investment income ..............................................          56,965
  Accumulated net realized loss ....................................................         (63,749)
  Net unrealized depreciation ......................................................        (907,618)
                                                                                         -----------
NET ASSETS .........................................................................     $10,756,178
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       1,181,104
                                                                                         ===========
Net asset value and offering price per share .......................................           $9.11
                                                                                               =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ..............................................................................       $129,610
  Interest ...............................................................................          1,171
  Foreign taxes withheld .................................................................        (10,362)
                                                                                                 --------
    Total investment income ..............................................................        120,419
                                                                                                 --------
EXPENSES
  Investment advisory fee ................................................................         43,321
  Financial agent fee ....................................................................         23,986
  Professional ...........................................................................         17,166
  Custodian ..............................................................................         12,221
  Trustees ...............................................................................          3,455
  Printing ...............................................................................          3,186
  Miscellaneous ..........................................................................          1,284
                                                                                                 --------
    Total expenses .......................................................................        104,619
    Less expenses borne by investment adviser ............................................        (50,795)
                                                                                                 --------
    Net expenses .........................................................................         53,824
                                                                                                 --------
NET INVESTMENT INCOME ....................................................................         66,595
                                                                                                 --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ........................................................        (50,834)
  Net realized loss on foreign currency transactions .....................................         (1,017)
  Net change in unrealized appreciation (depreciation) on investments ....................       (515,003)
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign
    currency transactions ................................................................         (1,442)
                                                                                                 --------
NET LOSS ON INVESTMENTS ..................................................................       (568,296)
                                                                                                 --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................       $(501,701)
                                                                                                 =========

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                     6/30/02        YEAR ENDED
                                                                                                   (UNAUDITED)       12/31/01
                                                                                                   -----------      ----------
FROM OPERATIONS
  Net investment income (loss) ................................................................    $   66,595       $   81,192
  Net realized gain (loss) ....................................................................       (51,851)          46,548
  Net change in unrealized appreciation (depreciation) ........................................      (516,445)        (697,218)
                                                                                                   ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................      (501,701)        (569,478)
                                                                                                   ----------       ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................       (11,652)         (78,519)
  Net realized short-term gains ...............................................................            --          (56,477)
                                                                                                   ----------       ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................       (11,652)        (134,996)
                                                                                                   ----------       ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (333,084 and 248,659 shares, respectively) ....................     3,150,545        2,445,801
  Net asset value of shares issued from reinvestment of distributions (1,300 and 14,118 shares,
    respectively) .............................................................................        11,652          134,996
  Cost of shares repurchased (73,758 and 79,889 shares, respectively) .........................      (692,982)        (763,447)
                                                                                                   ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................     2,469,215        1,817,350
                                                                                                   ----------       ----------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................     1,955,862        1,112,876
NET ASSETS
  Beginning of period .........................................................................     8,800,316        7,687,440
                                                                                                   ----------       ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $56,965 AND $2,022,
    RESPECTIVELY) .............................................................................    $10,756,178      $8,800,316
                                                                                                   ===========      ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     SIX MONTHS
                                                                                        ENDED                   FROM INCEPTION
                                                                                       6/30/02     YEAR ENDED     11/20/00 TO
                                                                                     (UNAUDITED)    12/31/01       12/31/00
                                                                                     -----------   ----------   --------------
Net asset value, beginning of period .............................................     $ 9.56        $10.42          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...................................................       0.06          0.09            0.02
  Net realized and unrealized gain (loss) ........................................      (0.50)        (0.80)           0.41
                                                                                       ------        ------          ------
    TOTAL FROM INVESTMENT OPERATIONS .............................................      (0.44)        (0.71)           0.43
                                                                                       ------        ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...........................................      (0.01)        (0.09)          (0.01)
  Distributions from net realized gains ..........................................         --         (0.06)             --
                                                                                       ------        ------          ------
    TOTAL DISTRIBUTIONS ..........................................................      (0.01)        (0.15)          (0.01)
                                                                                       ------        ------          ------
CHANGE IN NET ASSET VALUE ........................................................      (0.45)        (0.86)           0.42
                                                                                       ------        ------          ------
NET ASSET VALUE, END OF PERIOD ...................................................     $ 9.11        $ 9.56          $10.42
                                                                                       ======        ======          ======
Total return .....................................................................      (4.63)%(2)    (6.84)%          4.35%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ............................................    $10,756        $8,800          $7,687
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) ..........................................................       1.12%(1)      1.05%           1.05%(1)
  Net investment income ..........................................................       1.38%(1)      1.02%           1.12%(1)
Portfolio turnover ...............................................................         20%(2)        24%              0%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average net assets  would have been  2.17%,  2.80% and 5.41% for the  periods  ended June 30,  2002,  December  31, 2001 and 2000, respectively.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                 SHARES        VALUE
                                                                 -------    -----------
COMMON STOCKS--95.6%
AGRICULTURAL PRODUCTS--1.5%
  Corn Products International, Inc. .......................       37,000    $ 1,151,440
                                                                            -----------
APPAREL, ACCESSORIES & LUXURY GOODS--2.1%
  Jones Apparel Group, Inc. (b) ...........................       36,500      1,368,750
  V. F. Corp. .............................................        7,300        286,233
                                                                            -----------
                                                                              1,654,983
                                                                            -----------
AUTO PARTS & EQUIPMENT--3.1%
  BorgWarner, Inc. ........................................        7,500        433,200
  Dana Corp. ..............................................       36,000        667,080
  Lear Corp. (b) ..........................................        7,000        323,750
  Modine Manufacturing Co. ................................       41,000      1,007,780
                                                                            -----------
                                                                              2,431,810
                                                                            -----------
BANKS--11.3%
  BancorpSouth, Inc. ......................................       40,500        818,100
  Bank of Hawaii Corp. ....................................       40,800      1,142,400
  Commercial Federal Corp. ................................       34,000        986,000
  Hibernia Corp. Class A ..................................       58,000      1,147,820
  Huntington Bancshares, Inc. .............................       58,000      1,126,360
  Popular, Inc. ...........................................       15,000        505,200
  SouthTrust Corp. ........................................       13,400        350,008
  UnionBanCal Corp. .......................................       27,500      1,288,375
  Washington Federal, Inc. ................................       29,909        755,501
  Whitney Holding Corp. ...................................       25,500        783,870
                                                                            -----------
                                                                              8,903,634
                                                                            -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--3.0%
  PACCAR, Inc. ............................................       28,600      1,269,554
  Terex Corp. (b) .........................................       48,000      1,079,520
                                                                            -----------
                                                                              2,349,074
                                                                            -----------
CONSTRUCTION MATERIALS--1.4%
  Texas Industries, Inc. ..................................       34,600      1,089,554
                                                                            -----------
DIVERSIFIED CHEMICALS--1.4%
  FMC Corp. (b) ...........................................       36,000      1,086,120
                                                                            -----------
DIVERSIFIED METALS & MINING--1.4%
  Peabody Energy Corp. ....................................       40,000      1,132,000
                                                                            -----------
ELECTRIC UTILITIES--9.4%
  Alliant Energy Corp. ....................................        7,900        203,030
  Consolidated Edison, Inc. ...............................       11,000        459,250
  Northeast Utilities .....................................       41,700        784,377
  NSTAR ...................................................       19,000        850,820
  OGE Energy Corp. ........................................       52,500      1,200,150
  PNM Resources, Inc. .....................................       48,000      1,161,600
  Puget Energy, Inc. ......................................       60,200      1,243,130
  Reliant Resources, Inc. (b) .............................       53,200        465,500
  WPS Resources Corp. .....................................       25,000      1,020,750
                                                                            -----------
                                                                              7,388,607
                                                                            -----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.8%
  Cooper Industries Ltd. Class A ..........................       35,500      1,395,150
                                                                            -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.3%
  Arrow Electronics, Inc. (b) .............................       18,900        392,175
  Avnet, Inc. (b) .........................................       22,800        501,372
  KEMET Corp. (b) .........................................       76,500      1,366,290
  Solectron Corp. (b) .....................................      154,400        949,560
  Tech Data Corp. (b) .....................................       18,000        681,300
  Vishay Intertechnology, Inc. (b) ........................       15,078        331,716
                                                                            -----------
                                                                              4,222,413
                                                                            -----------

                                                                 SHARES        VALUE
                                                                 -------    -----------
FOOD DISTRIBUTORS--1.1%
  SUPERVALU, Inc. .........................................       35,000    $   858,550
                                                                            -----------
HEALTH CARE EQUIPMENT--0.5%
  Beckman Coulter, Inc. ...................................        8,300        414,170
                                                                            -----------
HOME IMPROVEMENT RETAIL--2.0%
  Hughes Supply, Inc. .....................................       36,000      1,616,400
                                                                            -----------
HOMEBUILDING--7.3%
  Centex Corp. ............................................       25,700      1,485,203
  KB HOME .................................................       28,600      1,473,186
  Pulte Homes, Inc. .......................................       25,000      1,437,000
  Standard Pacific Corp. ..................................       40,000      1,403,200
                                                                            -----------
                                                                              5,798,589
                                                                            -----------
HOTELS, RESORTS & CRUISE LINES--1.3%
  Royal Caribbean Cruises Ltd. ............................       52,000      1,014,000
                                                                            -----------
INDUSTRIAL MACHINERY--7.3%
  Eaton Corp. .............................................       10,500        763,875
  Harsco Corp. ............................................       22,000        825,000
  Kennametal, Inc. ........................................       32,000      1,171,200
  Lincoln Electric Holdings, Inc. .........................       39,000      1,049,100
  Parker-Hannifin Corp. ...................................       18,500        884,115
  Reliance Steel & Aluminum Co. ...........................       35,000      1,067,500
                                                                            -----------
                                                                              5,760,790
                                                                            -----------
INTEGRATED OIL & GAS--1.9%
  Amerada Hess Corp. ......................................       14,800      1,221,000
  Occidental Petroleum Corp. ..............................       10,500        314,895
                                                                            -----------
                                                                              1,535,895
                                                                            -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
  WorldCom, Inc. - WorldCom Group (b)(c) ..................      250,000         22,500
                                                                            -----------
LEISURE PRODUCTS--1.5%
  Brunswick Corp. .........................................       43,000      1,204,000
                                                                            -----------
MEAT, POULTRY & FISH--1.4%
  Smithfield Foods, Inc. (b) ..............................       58,000      1,075,900
                                                                            -----------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
  Sierra Pacific Resources ................................       55,000        429,000
                                                                            -----------
NETWORKING EQUIPMENT--1.3%
  Adaptec, Inc. (b) .......................................      127,300      1,004,397
                                                                            -----------
OIL & GAS EQUIPMENT & SERVICES--1.7%
  SEACOR SMIT, Inc. (b) ...................................       27,800      1,316,330
                                                                            -----------
OIL & GAS EXPLORATION & PRODUCTION--1.2%
  Kerr-McGee Corp. ........................................       18,000        963,900
                                                                            -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.7%
  Valero Energy Corp. .....................................       36,300      1,358,346
                                                                            -----------
PAPER PACKAGING--0.6%
  Temple-Inland, Inc. .....................................        8,500        491,810
                                                                            -----------
PAPER PRODUCTS--1.5%
  MeadWestvaco Corp. ......................................       34,600      1,161,176
                                                                            -----------
PROPERTY & CASUALTY INSURANCE--1.8%
  Fidelity National Financial, Inc. .......................       46,200      1,459,920
                                                                            -----------
PUBLISHING & PRINTING--1.7%
  Reader's Digest Association, Inc. (The) Class A .........       71,000      1,329,830
                                                                            -----------
RAILROADS--0.5%
  Norfolk Southern Corp. ..................................       15,400        360,052
                                                                            -----------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                                 SHARES        VALUE
                                                                 -------    -----------
REITS--9.3%
  Arden Realty, Inc. ......................................       46,900    $ 1,334,305
  Avalonbay Communities, Inc. .............................       26,300      1,228,210
  Duke Realty Corp. .......................................       45,300      1,311,435
  Liberty Property Trust ..................................       22,000        770,000
  Mack-Cali Realty Corp. ..................................       40,100      1,409,515
  Post Properties, Inc. ...................................       43,300      1,305,928
                                                                            -----------
                                                                              7,359,393
                                                                            -----------
SPECIALTY CHEMICALS--3.3%
  Crompton Corp. ..........................................      110,000      1,402,500
  Cytec Industries, Inc. (b) ..............................       37,000      1,163,280
                                                                            -----------
                                                                              2,565,780
                                                                            -----------
SPECIALTY STORES--1.5%
  Group 1 Automotive, Inc. (b) ............................       31,000      1,182,650
                                                                            -----------
TELECOMMUNICATIONS EQUIPMENT--2.2%
  Andrew Corp. (b) ........................................       57,000        816,810
  Tellabs, Inc. (b) .......................................      142,500        883,500
                                                                            -----------
                                                                              1,700,310
                                                                            -----------
TRADING COMPANIES & DISTRIBUTORS--0.8%
  Genuine Parts Co. .......................................       17,900        624,173
                                                                            -----------
TOTAL COMMON STOCKS
  (Identified cost $70,768,394) ........................................     75,412,646
                                                                            -----------
TOTAL LONG TERM INVESTMENTS--95.6%
  (Identified cost $70,768,394) ........................................     75,412,646
                                                                            -----------
SHORT-TERM OBLIGATIONS--6.1%

MONEY MARKET MUTUAL FUNDS--4.9%
  SSgA Money Market Fund (1.65% seven day
    effective yield) ......................................    3,833,459      3,833,459
                                                                            -----------

                                                                    PAR
                                                                   VALUE
                                                                   (000)       VALUE
                                                                   -----    -----------
REPURCHASE AGREEMENTS--1.2%
  State Street Bank & Trust Co. repurchase agreement
    0.85%, dated 6/28/02 due 7/1/02, repurchase price
    $986,070, collateralized by U.S. Treasury Note
    5.50%, 8/15/28, market value $1,009,501 ...............        $ 986    $   986,000
                                                                            -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $4,819,459) .........................................      4,819,459
                                                                            -----------
TOTAL INVESTMENTS--101.7%
  (Identified Cost $75,587,853) ........................................     80,232,105(a)
  Other assets and liabilities, net--(1.7)% ............................     (1,314,392)
                                                                            -----------
NET ASSETS--100.0% .....................................................    $78,917,713
                                                                            ===========

(a)  Federal  Income  Tax  Information:   Net  unrealized  appreciation  of  investment
     securities is comprised of gross appreciation of $8,907,705 and gross depreciation of $4,271,274  for federal  income tax purposes.  At June 30, 2002,  the aggregate cost of securities for federal income tax purposes was $75,595,674.
(b)  Non-income producing.
(c)  Illiquid.  Security  valued at fair value as  determined in good faith by or under the direction of the Trustees. At June 30, 2002, this security amounted to a value of $22,500 or 0.03% of net assets.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $75,587,853) .......................     $80,232,105
Cash ...............................................................................             777
Receivables
  Dividends and interest ...........................................................         165,630
  Fund shares sold .................................................................         143,294
                                                                                         -----------
    Total assets ...................................................................      80,541,806
                                                                                         -----------
LIABILITIES
Payables
  Investment securities purchased ..................................................       1,443,259
  Fund shares repurchased ..........................................................          51,690
  Investment advisory fee ..........................................................          65,209
  Financial agent fee ..............................................................           8,312
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................          51,906
                                                                                         -----------
    Total liabilities ..............................................................       1,624,093
                                                                                         -----------
NET ASSETS .........................................................................     $78,917,713
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $70,785,443
  Undistributed net investment income ..............................................         112,596
  Accumulated net realized gain ....................................................       3,375,422
  Net unrealized appreciation ......................................................       4,644,252
                                                                                         -----------
NET ASSETS .........................................................................     $78,917,713
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       6,833,146
                                                                                         ===========
Net asset value and offering price per share .......................................          $11.55
                                                                                              ======


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $   711,741
  Interest .........................................................................          29,393
                                                                                         -----------
    Total investment income ........................................................         741,134
                                                                                         -----------
EXPENSES
  Investment advisory fee ..........................................................         332,226
  Financial agent fee ..............................................................          46,074
  Professional .....................................................................          14,789
  Printing .........................................................................          13,679
  Custodian ........................................................................           7,744
  Trustees .........................................................................           3,455
  Miscellaneous ....................................................................           6,466
                                                                                         -----------
    Total expenses .................................................................         424,433
    Less expenses borne by investment adviser ......................................         (22,723)
                                                                                         -----------
    Net expenses ...................................................................         401,710
                                                                                         -----------
NET INVESTMENT INCOME ..............................................................         339,424
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ..................................................       3,376,386
  Net change in unrealized appreciation (depreciation) on investments ..............      (1,109,296)
                                                                                         -----------
NET GAIN ON INVESTMENTS ............................................................       2,267,090
                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $ 2,606,514
                                                                                         ===========

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                       6/30/02       YEAR ENDED
                                                                                                     (UNAUDITED)      12/31/01
                                                                                                     -----------    ------------
FROM OPERATIONS
  Net investment income (loss) ..................................................................    $   339,424    $    508,711
  Net realized gain (loss) ......................................................................      3,376,386       1,675,909
  Net change in unrealized appreciation (depreciation) ..........................................     (1,109,296)      4,436,626
                                                                                                     -----------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................      2,606,514       6,621,246
                                                                                                     -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .........................................................................       (226,828)       (475,205)
  Net realized short-term gains .................................................................       (183,290)        (11,465)
  Net realized long-term gains ..................................................................       (190,078)       (204,655)
                                                                                                     -----------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................................       (600,196)       (691,325)
                                                                                                     -----------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,107,226 and 3,715,054 shares, respectively) ..................     36,634,707      36,940,985
  Net asset value of shares issued from reinvestment of distributions (51,691 and 64,377 shares,
    respectively) ...............................................................................        600,196         691,325
  Cost of shares repurchased (750,208 and 981,403 shares, respectively) .........................     (8,879,742)     (9,764,166)
                                                                                                     -----------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................     28,355,161      27,868,144
                                                                                                     -----------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................     30,361,479      33,798,065
NET ASSETS
  Beginning of period ...........................................................................     48,556,234      14,758,169
                                                                                                     -----------    ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $112,596 AND $0, RESPECTIVELY)     $78,917,713    $ 48,556,234
                                                                                                     ===========    ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    SIX MONTHS              YEAR ENDED               FROM
                                                                       ENDED               DECEMBER 31,            INCEPTION
                                                                      6/30/02       --------------------------     3/2/98 TO
                                                                    (UNAUDITED)      2001      2000      1999       12/31/98
                                                                    -----------     ------    ------    ------    ----------
Net asset value, beginning of period .............................    $10.97        $ 9.07    $ 7.82    $ 8.84      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...................................      0.05          0.13      0.06      0.11        0.03(4)
  Net realized and unrealized gain (loss) ........................      0.63          1.95      1.25     (1.02)      (1.16)
                                                                      ------        ------    ------    ------      ------
    TOTAL FROM INVESTMENT OPERATIONS .............................      0.68          2.08      1.31     (0.91)      (1.13)
                                                                      ------        ------    ------    ------      ------
LESS DISTRIBUTIONS
Dividends from net investment income .............................     (0.04)        (0.13)    (0.06)    (0.11)      (0.03)
Distributions from net realized gains ............................     (0.06)        (0.05)       --        --          --
                                                                      ------        ------    ------    ------      ------
    TOTAL DISTRIBUTIONS ..........................................     (0.10)        (0.18)    (0.06)    (0.11)      (0.03)
                                                                      ------        ------    ------    ------      ------
CHANGE IN NET ASSET VALUE ........................................      0.58          1.90      1.25     (1.02)      (1.16)
                                                                      ------        ------    ------    ------      ------
NET ASSET VALUE, END OF PERIOD ...................................    $11.55        $10.97    $ 9.07    $ 7.82      $ 8.84
                                                                      ======        ======    ======    ======      ======
Total return .....................................................      6.10%(2)     22.98%    16.89%   (10.28)%    (11.37)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ............................   $78,918       $48,556   $14,758    $8,635      $7,896
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) ..........................................      1.27%(1)      1.20%(5)  1.20%(5)  1.20%       1.20%(1)
  Net investment income ..........................................      1.07%(1)      1.72%     0.95%     1.40%       0.52%(1)
Portfolio turnover ...............................................        21%(2)        28%      128%       29%         21%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including  custody credits) would have been 1.34%,  1.54%,  2.39%, 2.58% and 2.77% for the periods ended June
     30, 2002, December 31, 2001, 2000, 1999 and 1998, respectively.
(4)  Computed using average shares outstanding.
(5)  The ratio of operating  expenses to average net assets  excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                 SHARES        VALUE
                                                                 -------    -----------
COMMON STOCKS--91.8%
AEROSPACE & DEFENSE--1.6%
  Curtiss-Wright Corp. ....................................        1,000    $    80,000
  Moog, Inc. Class A (b) ..................................       12,550        538,144
                                                                            -----------
                                                                                618,144
                                                                            -----------
AGRICULTURAL PRODUCTS--1.5%
  Corn Products International, Inc. .......................       19,200        597,504
                                                                            -----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.7%
  Kellwood Co. ............................................       13,500        438,750
  Vans, Inc. (b) ..........................................       27,000        219,267
                                                                            -----------
                                                                                658,017
                                                                            -----------
AUTO PARTS & EQUIPMENT--1.1%
  Modine Manufacturing Co. ................................       17,700        435,066
                                                                            -----------
BANKS--6.7%
  BancorpSouth, Inc. ......................................       10,400        210,080
  Bank of Hawaii Corp. ....................................       18,000        504,000
  Commercial Federal Corp. ................................       12,000        348,000
  GBC Bancorp .............................................       18,100        523,995
  Hibernia Corp. Class A ..................................       24,800        490,792
  Washington Federal, Inc. ................................       16,939        427,879
  Whitney Holding Corp. ...................................        3,450        106,053
                                                                            -----------
                                                                              2,610,799
                                                                            -----------
CASINOS & GAMING--0.4%
  Pinnacle Entertainment, Inc. (b) ........................       13,000        138,190
                                                                            -----------
COMPUTER STORAGE & PERIPHERALS--0.8%
  Hutchinson Technology, Inc. (b) .........................        6,000         93,840
  Quantum Corp. (b) .......................................        5,000         21,000
  SBS Technologies, Inc. (b) ..............................       16,000        195,984
                                                                            -----------
                                                                                310,824
                                                                            -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.5%
  Terex Corp. (b) .........................................       25,500        573,495
                                                                            -----------
CONSTRUCTION MATERIALS--1.6%
  Texas Industries, Inc. ..................................       20,000        629,800
                                                                            -----------
CONSUMER FINANCE--0.8%
  PFF Bancorp, Inc. .......................................        8,200        314,880
                                                                            -----------
DIVERSIFIED CHEMICALS--1.4%
  FMC Corp. (b) ...........................................       18,100        546,077
                                                                            -----------
DIVERSIFIED METALS & MINING--2.7%
  Peabody Energy Corp. ....................................       13,600        384,880
  RTI International Metals, Inc. (b) ......................       54,000        656,100
                                                                            -----------
                                                                              1,040,980
                                                                            -----------
ELECTRIC UTILITIES--6.1%
  Alliant Energy Corp. ....................................        1,700         43,690
  Central Vermont Public Service Corp. ....................       14,150        254,700
  Empire District Electric Co. (The) ......................       15,500        317,750
  Northeast Utilities .....................................       12,350        232,303
  NSTAR ...................................................        5,200        232,856
  OGE Energy Corp. ........................................       20,800        475,488
  PNM Resources, Inc. .....................................       21,500        520,300
  Wisconsin Energy Corp. ..................................        2,000         50,540
  WPS Resources Corp. .....................................        6,400        261,312
                                                                            -----------
                                                                              2,388,939
                                                                            -----------

                                                                 SHARES        VALUE
                                                                 -------    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.7%
  Avnet, Inc. (b) .........................................        7,800    $   171,522
  CTS Corp. ...............................................       33,200        399,728
  KEMET Corp. (b) .........................................       29,500        526,870
  Vishay Intertechnology, Inc. (b) ........................       15,445        339,790
                                                                            -----------
                                                                              1,437,910
                                                                            -----------
GAS UTILITIES--0.4%
  Southwestern Energy Co. (b) .............................       11,000        167,090
                                                                            -----------
HEALTH CARE EQUIPMENT--1.2%
  CONMED Corp. (b) ........................................       16,600        370,678
  Mentor Corp. ............................................        2,500         91,773
                                                                            -----------
                                                                                462,451
                                                                            -----------
HOME IMPROVEMENT RETAIL--1.6%
  Hughes Supply, Inc. .....................................       14,200        637,580
                                                                            -----------
HOMEBUILDING--5.5%
  KB HOME .................................................       13,500        695,385
  Pulte Homes, Inc. .......................................       12,000        689,760
  Standard Pacific Corp. ..................................       21,100        740,188
                                                                            -----------
                                                                              2,125,333
                                                                            -----------
HOTELS, RESORTS & CRUISE LINES--1.9%
  Prime Hospitality Corp. (b) .............................       56,050        728,090
                                                                            -----------
HOUSEHOLD PRODUCTS--0.9%
  Playtex Products, Inc. (b) ..............................       26,100        337,995
                                                                            -----------
HOUSEWARES & SPECIALTIES--0.2%
  Russ Berrie & Co., Inc. .................................        2,800         99,120
                                                                            -----------
INDUSTRIAL MACHINERY--10.5%
  Esterline Technologies Corp. (b) ........................       21,000        476,700
  Gardner Denver, Inc. (b) ................................       24,000        480,000
  Harsco Corp. ............................................        9,300        348,750
  Hexcel Corp. (b) ........................................       17,000         73,950
  JLG Industries, Inc. ....................................       40,600        569,618
  Kennametal, Inc. ........................................       11,200        409,920
  Lincoln Electric Holdings, Inc. .........................       15,450        415,605
  Penn Engineering & Manufacturing Corp. ..................       16,000        278,720
  Regal Beloit Corp. ......................................       19,600        476,476
  Reliance Steel & Aluminum Co. ...........................       14,400        439,200
  Wolverine Tube, Inc. (b) ................................       18,000        135,900
                                                                            -----------
                                                                              4,104,839
                                                                            -----------
LEISURE PRODUCTS--0.8%
  Brunswick Corp. .........................................       10,500        294,000
                                                                            -----------
LIFE & HEALTH INSURANCE--0.7%
  American National Insurance Co. .........................        2,700        260,010
                                                                            -----------
MARINE--0.8%
  Alexander & Baldwin, Inc. ...............................       13,000        331,890
                                                                            -----------
MEAT, POULTRY & FISH--1.0%
  Smithfield Foods, Inc. (b) ..............................       22,000        408,100
                                                                            -----------
METAL & GLASS CONTAINERS--1.0%
  Rock-Tenn Co. Class A ...................................       20,400        374,340
                                                                            -----------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
  Sierra Pacific Resources ................................       23,000        179,400
                                                                            -----------
NETWORKING EQUIPMENT--0.8%
  Adaptec, Inc. (b) .......................................       39,500        311,655
                                                                            -----------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                                 SHARES        VALUE
                                                                 -------    -----------
OIL & GAS EQUIPMENT & SERVICES--0.2%
  SEACOR SMIT, Inc. (b) ...................................        1,000    $    47,350
  Seitel, Inc. (b) ........................................       20,400         20,400
                                                                            -----------
                                                                                 67,750
                                                                            -----------
OIL & GAS EXPLORATION & PRODUCTION--0.4%
  Key Production Co., Inc. (b) ............................        8,000        156,000
                                                                            -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--2.4%
  Tesoro Petroleum Corp. (b) ..............................       48,000        372,000
  Valero Energy Corp. .....................................       15,100        565,042
                                                                            -----------
                                                                                937,042
                                                                            -----------
PACKAGED FOODS AND MEATS--0.5%
  Del Monte Foods Co. (b) .................................       15,700        185,260
                                                                            -----------
PROPERTY & CASUALTY INSURANCE--5.1%
  Fidelity National Financial, Inc. .......................       23,130        730,908
  Harleysville Group, Inc. ................................       11,400        316,008
  LandAmerica Financial Group, Inc. .......................       14,800        466,200
  RLI Corp. ...............................................        9,500        484,500
                                                                            -----------
                                                                              1,997,616
                                                                            -----------
PUBLISHING & PRINTING--1.1%
  Reader's Digest Association, Inc. (The) Class A .........       23,200        434,536
                                                                            -----------
REITS--11.9%
  Arden Realty, Inc. ......................................       17,000        483,650
  Avalonbay Communities, Inc. .............................        6,000        280,200
  Duke Realty Corp. .......................................       14,100        408,195
  EastGroup Properties, Inc. ..............................       18,900        483,840
  FelCor Lodging Trust, Inc. ..............................       19,500        357,825
  Koger Equity ............................................       19,500        376,350
  Liberty Property Trust ..................................        6,400        224,000
  Mack-Cali Realty Corp. ..................................       15,900        558,885
  Post Properties, Inc. ...................................       16,200        488,592
  RFS Hotel Investors, Inc. ...............................       37,100        502,334
  Summit Properties, Inc. .................................       20,500        478,675
                                                                            -----------
                                                                              4,642,546
                                                                            -----------
SPECIALTY CHEMICALS--2.5%
  Crompton Corp. ..........................................       42,100        536,775
  Cytec Industries, Inc. (b) ..............................       13,500        424,440
                                                                            -----------
                                                                                961,215
                                                                            -----------

                                                                 SHARES        VALUE
                                                                 -------    -----------
SPECIALTY STORES--1.3%
  Group 1 Automotive, Inc. (b) ............................       13,000    $   495,950
                                                                            -----------
STEEL--2.7%
  Commercial Metals Co. ...................................       15,400        722,876
  GrafTech International Ltd. (b) .........................       27,200        334,560
                                                                            -----------
                                                                              1,057,436
                                                                            -----------
TELECOMMUNICATIONS EQUIPMENT--1.3%
  Andrew Corp. (b) ........................................       34,600        495,818
                                                                            -----------
TEXTILES--0.4%
  Wellman, Inc. ...........................................       10,100        169,175
                                                                            -----------
TRUCKING--1.1%
  Dollar Thrifty Automotive Group, Inc. (b) ...............       16,600        429,940
                                                                            -----------
TOBACCO--1.5%
  Schweitzer-Mauduit International, Inc. ..................       23,900        587,940
                                                                            -----------
TOTAL COMMON STOCKS
  (Identified cost $34,086,765) ........................................     35,740,742
                                                                            -----------
TOTAL LONG TERM INVESTMENTS--91.8%
  (Identified cost $34,086,765) ........................................     35,740,742
                                                                            -----------
SHORT-TERM OBLIGATIONS--11.7%

MONEY MARKET MUTUAL FUNDS--4.8%
  SSgA Money Market Fund (1.65% seven day
    effective yield) ......................................        1,878      1,877,678
                                                                            -----------


                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                                  -----
REPURCHASE AGREEMENTS--6.9%
  State Street Bank & Trust Co. repurchase agreement
    0.85%, dated 6/28/02 due 7/1/02, repurchase price
    $2,658,188, collateralized by U.S. Treasury Note
    5.50%, 8/15/28, market value $2,715,209 ...............       $2,658      2,658,000
                                                                            -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $4,535,678) .........................................      4,535,678
                                                                            -----------
TOTAL INVESTMENTS--103.5%
  (Identified Cost $38,622,443) ........................................     40,276,420(a)
  Other assets and liabilities, net--(3.5)% ............................     (1,362,258)
                                                                            -----------
NET ASSETS--100.0% .....................................................    $38,914,162
                                                                            ===========

(a)  Federal  Income  Tax  Information:   Net  unrealized  appreciation  of  investment
     securities is comprised of gross appreciation of $3,934,803 and gross depreciation of $2,303,079  for federal  income tax purposes.  At June 30, 2002,  the aggregate cost of securities for federal income tax purposes was $38,644,696.
(b)  Non-income producing.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $38,622,443) .......................     $40,276,420
Cash ...............................................................................             447
Receivables
  Investment securities sold .......................................................         232,537
  Dividends and interest ...........................................................          54,873
  Fund shares sold .................................................................          38,206
                                                                                         -----------
    Total assets ...................................................................      40,602,483
                                                                                         -----------
LIABILITIES
Payables
  Investment securities purchased ..................................................       1,595,458
  Fund shares repurchased ..........................................................          24,640
  Investment advisory fee ..........................................................          24,547
  Financial agent fee ..............................................................           5,725
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................          34,234
                                                                                         -----------
    Total liabilities ..............................................................       1,688,321
                                                                                         -----------
NET ASSETS .........................................................................     $38,914,162
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $36,071,548
  Undistributed net investment income ..............................................          72,333
  Accumulated net realized gain ....................................................       1,116,304
  Net unrealized appreciation ......................................................       1,653,977
                                                                                         -----------
NET ASSETS .........................................................................     $38,914,162
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       2,955,280
                                                                                         ===========
Net asset value and offering price per share .......................................          $13.17
                                                                                              ======


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $  263,056
  Interest .........................................................................         13,868
                                                                                         ----------
    Total investment income ........................................................        276,924
                                                                                         ----------
EXPENSES
  Investment advisory fee ..........................................................        144,873
  Financial agent fee ..............................................................         31,440
  Professional .....................................................................         12,798
  Custodian ........................................................................          6,653
  Trustees .........................................................................          3,455
  Printing .........................................................................          3,340
  Miscellaneous ....................................................................          6,050
                                                                                         ----------
    Total expenses .................................................................        208,609
    Less expenses borne by investment adviser ......................................        (33,219)
    Custodian fees paid indirectly .................................................             (7)
                                                                                         ----------
    Net expenses ...................................................................        175,383
                                                                                         ----------
NET INVESTMENT INCOME ..............................................................        101,541
                                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ..................................................      1,140,680
  Net change in unrealized appreciation (depreciation) on investments ..............        433,064
                                                                                         ----------
NET GAIN ON INVESTMENTS ............................................................      1,573,744
                                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $1,675,285
                                                                                         ==========

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                     6/30/02         YEAR ENDED
                                                                                                   (UNAUDITED)        12/31/01
                                                                                                   -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ................................................................    $   101,541      $   103,088
  Net realized gain (loss) ....................................................................      1,140,680          190,000
  Net change in unrealized appreciation (depreciation) ........................................        433,064        1,063,580
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................      1,675,285        1,356,668
                                                                                                   -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................        (29,208)         (94,835)
  Net realized short-term gains ...............................................................        (19,277)        (193,131)
  Net realized long-term gains ................................................................         (6,134)              --
                                                                                                   -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................        (54,619)        (287,966)
                                                                                                   -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,260,924 and 1,422,543 shares, respectively) ................     29,736,277       16,278,755
  Net asset value of shares issued from reinvestment of distributions (4,185 and 23,750 shares,
    respectively) .............................................................................         54,619          287,966
  Cost of shares repurchased (735,756 and 273,953 shares, respectively) .......................     (9,729,028)      (3,096,136)
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................     20,061,868       13,470,585
                                                                                                   -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................     21,682,534       14,539,287
NET ASSETS
  Beginning of period .........................................................................     17,231,628        2,692,341
                                                                                                   -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $72,333 AND $0) .............    $38,914,162      $17,231,628
                                                                                                   ===========      ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  SIX MONTHS
                                                                                     ENDED                   FROM INCEPTION
                                                                                    6/30/02     YEAR ENDED     11/20/00 TO
                                                                                  (UNAUDITED)    12/31/01       12/31/00
                                                                                  -----------   ----------   --------------
Net asset value, beginning of period ..........................................     $12.08        $10.62          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ................................................       0.03          0.07            0.03
  Net realized and unrealized gain ............................................       1.08          1.59            0.62
                                                                                    ------        ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ..........................................       1.11          1.66            0.65
                                                                                    ------        ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........................................      (0.01)        (0.07)          (0.03)
  Distributions from net realized gains .......................................      (0.01)        (0.13)             --
                                                                                    ------        ------          ------
    TOTAL DISTRIBUTIONS .......................................................      (0.02)        (0.20)          (0.03)
                                                                                    ------        ------          ------
CHANGE IN NET ASSET VALUE .....................................................       1.09          1.46            0.62
                                                                                    ------        ------          ------
NET ASSET VALUE, END OF PERIOD ................................................     $13.17        $12.08          $10.62
                                                                                    ======        ======          ======
Total return ..................................................................       9.13%(2)     15.76%           6.44%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .........................................    $38,914       $17,232          $2,692
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) .......................................................       1.27%(1)(4)   1.20%(4)        1.20%(1)
  Net investment income (loss) ................................................       0.74%(1)      1.12%           2.71%(1)
Portfolio turnover ............................................................         19%(2)        18%              1%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 1.51%, 2.33% and 13.52% for the periods ended June 30, 2002, December 31, 2001 and 2000, respectively.
(4)  The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                  SHARES       VALUE
                                                                 -------    -----------
COMMON STOCKS--91.8%
ADVERTISING--2.9%
  Lamar Advertising Co. (b) ...............................       50,500    $ 1,879,105
                                                                            -----------
APPAREL RETAIL--5.8%
  Limited Brands ..........................................       86,438      1,841,129
  Talbots, Inc. (The) .....................................       54,070      1,892,450
                                                                            -----------
                                                                              3,733,579
                                                                            -----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.8%
  Polo Ralph Lauren Corp. (b) .............................       51,470      1,152,928
                                                                            -----------
APPLICATION SOFTWARE--3.7%
  Electronic Arts, Inc. (b) ...............................       35,570      2,349,398
                                                                            -----------
BANKS--3.4%
  Charter One Financial, Inc. .............................       63,887      2,196,435
                                                                            -----------
BROADCASTING & CABLE TV--3.1%
  Univision Communications, Inc. Class A (b) ..............       63,170      1,983,538
                                                                            -----------
COMPUTER & ELECTRONICS RETAIL--3.0%
  Circuit City Stores-Circuit City Group ..................      102,080      1,914,000
                                                                            -----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.0%
  Molex, Inc. .............................................       38,840      1,302,305
                                                                            -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
  Jabil Circuit, Inc. (b) .................................      107,670      2,272,914
                                                                            -----------
HEALTH CARE DISTRIBUTORS & SERVICES--2.8%
  AmerisourceBergen Corp. .................................       23,290      1,770,040
                                                                            -----------
HEALTH CARE EQUIPMENT--2.5%
  St. Jude Medical, Inc. (b) ..............................       21,560      1,592,206
                                                                            -----------
HOTELS, RESORTS & CRUISE LINES--3.4%
  Starwood Hotels & Resorts Worldwide, Inc. ...............       65,930      2,168,438
                                                                            -----------
HOUSEHOLD APPLIANCES--3.4%
  Maytag Corp. ............................................       50,820      2,167,473
                                                                            -----------
HOUSEHOLD PRODUCTS--2.4%
  Clorox Co. (The) ........................................       37,490      1,550,212
                                                                            -----------
HOUSEWARES & SPECIALTIES--2.7%
  Newell Rubbermaid, Inc. .................................       49,720      1,743,183
                                                                            -----------
INDUSTRIAL GASES--3.4%
  Air Products and Chemicals, Inc. ........................       42,670      2,153,555
                                                                            -----------
INDUSTRIAL MACHINERY--6.6%
  Danaher Corp. ...........................................       31,300      2,076,755
  SPX Corp. (b) ...........................................       18,590      2,184,325
                                                                            -----------
                                                                              4,261,080
                                                                            -----------
IT CONSULTING & SERVICES--3.0%
  Affiliated Computer Services, Inc. Class A (b) ..........       40,420      1,919,142
                                                                            -----------
MANAGED HEALTH CARE--3.0%
  Aetna, Inc. .............................................       40,810      1,957,656
                                                                            -----------
METAL & GLASS CONTAINERS--3.0%
  Pactiv Corp. (b) ........................................       82,010      1,951,838
                                                                            -----------
PHARMACEUTICALS--3.8%
  Allergan, Inc. ..........................................       36,480      2,435,040
                                                                            -----------

                                                                  SHARES       VALUE
                                                                 -------    -----------
SEMICONDUCTOR EQUIPMENT--2.8%
  Novellus Systems, Inc. (b) ..............................       51,930    $ 1,765,620
                                                                            -----------
SEMICONDUCTORS--12.7%
  Altera Corp. (b) ........................................      128,870      1,752,632
  Atmel Corp. (b) .........................................      223,310      1,397,921
  LSI Logic Corp. (b) .....................................      170,820      1,494,675
  Micrel, Inc. (b) ........................................       66,690        959,002
  QLogic Corp. (b) ........................................       18,780        715,518
  Semtech Corp. (b) .......................................       69,070      1,844,169
                                                                            -----------
                                                                              8,163,917
                                                                            -----------
SPECIALTY STORES--7.1%
  AutoZone, Inc. (b) ......................................       30,020      2,320,546
  Tiffany & Co. ...........................................       62,970      2,216,544
                                                                            -----------
                                                                              4,537,090
                                                                            -----------
TOTAL COMMON STOCKS
  (Identified cost $63,191,280) ........................................     58,920,692
                                                                            -----------
FOREIGN COMMON STOCKS--4.9%

PHARMACEUTICALS--2.8%
  Biovail Corp. (Canada) (b) ..............................       61,520      1,781,619
                                                                            -----------
SEMICONDUCTORS--2.1%
  Marvell Technology Group Ltd. (Bermuda) (b) .............       67,890      1,350,332
                                                                            -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,455,822) .........................................      3,131,951
                                                                            -----------
TOTAL LONG TERM INVESTMENTS--96.7%
  (Identified cost $67,647,102) ........................................     62,052,643
                                                                            -----------

                                                      STANDARD     PAR
                                                      & POOR'S    VALUE
                                                       RATING     (000)
                                                      --------    -----
SHORT-TERM OBLIGATIONS--5.4%
COMMERCIAL PAPER--5.4%
  Emerson Electric Co. 2%, 7/1/02 ................       A-1      $  875        875,000
  Receivables Capital Corp. 1.90%, 7/1/02 ........       A-1+        650        650,000
  Archer-Daniels-Midland Co. 1.77%, 7/2/02 .......       A-1         300        299,985
  Verizon Network Funding Corp. 1.80%,
    7/2/02 .......................................       A-1+        150        149,992
  ABSC Capital Corp. 1.80%, 7/9/02 ...............       A-1+      1,000        999,600
  SBC Communications, Inc. 1.77%,
    7/22/02 ......................................       A-1+        500        499,484
                                                                            -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,474,061) .........................................      3,474,061
                                                                            -----------
TOTAL INVESTMENTS--102.1%
  (Identified Cost $71,121,163) ........................................     65,526,704(a)
  Other assets and liabilities, net--(2.1)% ............................     (1,342,838)
                                                                            -----------
NET ASSETS--100.0% .....................................................    $64,183,866
                                                                            ===========

(a)  Federal  Income  Tax  Information:   Net  unrealized  depreciation  of  investment
     securities is comprised of gross appreciation of $2,698,882 and gross depreciation of $8,293,341  for federal  income tax purposes.  At June 30, 2002,  the aggregate cost of securities for federal income tax purposes was $71,121,163.
(b)  Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $71,121,163) .......................     $ 65,526,704
Receivables
  Fund shares sold .................................................................           29,285
  Dividends and interest ...........................................................           14,863
                                                                                         ------------
    Total assets ...................................................................       65,570,852
                                                                                         ------------
LIABILITIES
Cash overdraft .....................................................................              306
Payables
  Investment securities purchased ..................................................        1,185,355
  Fund shares repurchased ..........................................................           63,297
  Investment advisory fee ..........................................................           43,932
  Financial agent fee ..............................................................            8,411
  Trustees' fee ....................................................................            3,717
Accrued expenses ...................................................................           81,968
                                                                                         ------------
    Total liabilities ..............................................................        1,386,986
                                                                                         ------------
NET ASSETS .........................................................................     $ 64,183,866
                                                                                         ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $ 95,569,031
  Accumulated net investment loss ..................................................         (209,969)
  Accumulated net realized loss ....................................................      (25,580,737)
  Net unrealized depreciation ......................................................       (5,594,459)
                                                                                         ------------
NET ASSETS .........................................................................     $ 64,183,866
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...        5,661,655
                                                                                         ============
Net asset value and offering price per share .......................................           $11.34
                                                                                               ======


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $    119,441
  Interest .........................................................................           46,389
                                                                                         ------------
    Total investment income ........................................................          165,830
                                                                                         ------------
EXPENSES
  Investment advisory fee ..........................................................          281,158
  Financial agent fee ..............................................................           49,621
  Printing .........................................................................           17,449
  Professional .....................................................................           15,158
  Custodian ........................................................................            4,598
  Trustees .........................................................................            3,455
  Miscellaneous ....................................................................            4,379
                                                                                         ------------
    Total expenses .................................................................          375,818
    Custodian fees paid indirectly .................................................              (19)
                                                                                         ------------
    Net expenses ...................................................................          375,799
                                                                                         ------------
NET INVESTMENT LOSS ................................................................         (209,969)
                                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................       (3,103,271)
  Net change in unrealized appreciation (depreciation) on investments ..............       (8,071,179)
                                                                                         ------------
NET LOSS ON INVESTMENTS ............................................................      (11,174,450)
                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(11,384,419)
                                                                                         ============

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                    SIX MONTHS
                                                                                                       ENDED
                                                                                                      6/30/02        YEAR ENDED
                                                                                                    (UNAUDITED)       12/31/01
                                                                                                   -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ................................................................    $  (209,969)     $  (357,510)
  Net realized gain (loss) ....................................................................     (3,103,271)     (19,873,580)
  Net change in unrealized appreciation (depreciation) ........................................     (8,071,179)        (550,926)
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................    (11,384,419)     (20,782,016)
                                                                                                   -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,259,197 and 2,791,753 shares, respectively) ................     16,372,560       41,997,776
  Cost of shares repurchased (749,775 and 1,607,612 shares, respectively) .....................     (9,699,133)     (23,336,210)
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................      6,673,427       18,661,566
                                                                                                   -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................     (4,710,992)      (2,120,450)
NET ASSETS
  Beginning of period .........................................................................     68,894,858       71,015,308
                                                                                                   -----------      -----------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF ($209,969) AND $0,
    RESPECTIVELY) .............................................................................    $64,183,866      $68,894,858
                                                                                                   ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    SIX MONTHS              YEAR ENDED               FROM
                                                                       ENDED               DECEMBER 31,            INCEPTION
                                                                      6/30/02       --------------------------     3/2/98 TO
                                                                    (UNAUDITED)      2001      2000      1999       12/31/98
                                                                    -----------     ------    ------    ------    ----------
Net asset value, beginning of period ............................     $13.37       $17.90    $17.28     $12.16       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(4) ...............................      (0.04)       (0.08)    (0.06)        --         0.01
  Net realized and unrealized gain (loss) .......................      (1.99)       (4.45)     2.51       5.54         2.16
                                                                      ------       ------    ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ............................      (2.03)       (4.53)     2.45       5.54         2.17
                                                                      ------       ------    ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..........................         --           --        --         --        (0.01)
  Distributions from net realized gains .........................         --           --     (1.83)     (0.42)          --
                                                                      ------       ------    ------     ------       ------
    TOTAL DISTRIBUTIONS .........................................         --           --     (1.83)     (0.42)       (0.01)
                                                                      ------       ------    ------     ------       ------
CHANGE IN NET ASSET VALUE .......................................      (2.03)       (4.53)     0.62       5.12         2.16
                                                                      ------       ------    ------     ------       ------
NET ASSET VALUE, END OF PERIOD ..................................     $11.34       $13.37    $17.90     $17.28       $12.16
                                                                      ======       ======    ======     ======       ======
Total return ....................................................     (15.22)%(2)  (25.28)%   13.75%     45.62%       21.75%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...........................    $64,184      $68,895   $71,015    $21,857       $7,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) .........................................       1.07%(1)(5)  1.05%(5)  1.05%      1.05%        1.05%(1)
  Net investment income (loss) ..................................      (0.60)%(1)   (0.52)%   (0.28)%    (0.33)%       0.15%(1)
Portfolio turnover ..............................................         61%(2)      137%       97%       169%         127%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average net assets would have been 1.10%,  1.19%,  2.04% and 2.82% for the periods ended December 31, 2001,  2000,  1999 and 1998, respectively.
(4)  Computed using average shares outstanding.
(5)  The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                 SHARES        VALUE
                                                                --------    -----------
COMMON STOCKS--93.8%
AIR FREIGHT & COURIERS--3.5%
  United Parcel Service, Inc. Class B .....................       54,300    $ 3,353,025
                                                                            -----------
BROADCASTING & CABLE TV--3.5%
  Clear Channel Communications, Inc. (b) ..................      104,160      3,335,203
                                                                            -----------
COMPUTER HARDWARE--5.3%
  Dell Computer Corp. (b) .................................      162,770      4,254,808
  International Business Machines Corp. ...................       12,700        914,400
                                                                            -----------
                                                                              5,169,208
                                                                            -----------
DIVERSIFIED FINANCIAL SERVICES--12.7%
  American Express Co. ....................................       92,520      3,360,326
  Citigroup, Inc. .........................................      103,306      4,003,108
  Goldman Sachs Group, Inc. (The) .........................       66,400      4,870,440
                                                                            -----------
                                                                             12,233,874
                                                                            -----------
HEALTH CARE EQUIPMENT--7.9%
  Baxter International, Inc. ..............................       76,220      3,387,979
  Medtronic, Inc. .........................................       98,320      4,213,012
                                                                            -----------
                                                                              7,600,991
                                                                            -----------
HEALTH CARE FACILITIES--3.5%
  HCA, Inc. ...............................................       70,400      3,344,000
                                                                            -----------
HOME IMPROVEMENT RETAIL--3.0%
  Home Depot, Inc. (The) ..................................       79,200      2,909,016
                                                                            -----------
HOTELS, RESORTS & CRUISE LINES--3.3%
  Starwood Hotels & Resorts Worldwide, Inc. ...............       97,720      3,214,011
                                                                            -----------
HOUSEHOLD PRODUCTS--3.4%
  Procter & Gamble Co. (The) ..............................       37,200      3,321,960
                                                                            -----------
INDUSTRIAL MACHINERY--9.7%
  Danaher Corp. ...........................................       74,420      4,937,767
  SPX Corp. (b) ...........................................       37,500      4,406,250
                                                                            -----------
                                                                              9,344,017
                                                                            -----------
MANAGED HEALTH CARE--3.8%
  Aetna, Inc. .............................................       77,080      3,697,527
                                                                            -----------
MOVIES & ENTERTAINMENT--4.4%
  Viacom, Inc. Class B (b) ................................       95,910      4,255,527
                                                                            -----------
SEMICONDUCTOR EQUIPMENT--3.1%
  Applied Materials, Inc. (b) .............................      157,480      2,995,270
                                                                            -----------
SEMICONDUCTORS--14.2%
  Intel Corp. .............................................      170,270      3,110,833
  Micron Technology, Inc. (b) .............................      179,090      3,621,200
  Texas Instruments, Inc. .................................      179,530      4,254,861
  Xilinx, Inc. (b) ........................................      122,080      2,738,254
                                                                            -----------
                                                                             13,725,148
                                                                            -----------
SOFT DRINKS--4.0%
  PepsiCo, Inc. ...........................................       79,460      3,829,972
                                                                            -----------
SPECIALTY STORES--4.4%
  Tiffany & Co. ...........................................      122,140      4,299,328
                                                                            -----------
SYSTEMS SOFTWARE--4.1%
  Microsoft Corp. (b) .....................................       73,300      4,009,510
                                                                            -----------
TOTAL COMMON STOCKS
  (Identified cost $103,629,110) .......................................     90,637,587
                                                                            -----------

                                                                 SHARES        VALUE
                                                                --------    -----------
FOREIGN COMMON STOCKS--4.5%
SEMICONDUCTORS--4.5%
  Taiwan Semiconductor Manufacturing Co. Ltd. ADR
    (Taiwan) (b) ..........................................      332,882    $ 4,327,466
                                                                            -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,876,581) .........................................      4,327,466
                                                                            -----------
TOTAL LONG TERM INVESTMENTS--98.3%
  (Identified cost $108,505,691) .......................................     94,965,053
                                                                            -----------

                                                       STANDARD     PAR
                                                       & POOR'S    VALUE
                                                        RATING     (000)
                                                       --------   ------
SHORT-TERM OBLIGATIONS--1.3%
COMMERCIAL PAPER--1.3%
  Ciesco LP 1.90%, 7/2/02 ...........................     A-1+    $1,255      1,254,933
                                                                            -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,254,934) .........................................      1,254,933
                                                                            -----------
TOTAL INVESTMENTS--99.6%
  (Identified Cost $109,760,625) .......................................     96,219,986(a)
  Other assets and liabilities, net--0.4% ..............................        399,402
                                                                            -----------
NET ASSETS--100.0% .....................................................    $96,619,388
                                                                            ===========

(a)  Federal  Income  Tax  Information:   Net  unrealized  appreciation  of  investment
     securities is comprised of gross appreciation of $2,835,203 and gross depreciation of $16,375,842  for federal  income tax purposes.  At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $109,760,625.
(b)  Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $109,760,625) ......................    $ 96,219,986
Cash ...............................................................................             179
Receivables
  Investment securities sold .......................................................       5,188,490
  Fund shares sold .................................................................          24,023
  Dividends and interest ...........................................................           6,374
                                                                                        ------------
    Total assets ...................................................................     101,439,052
                                                                                        ------------
LIABILITIES
Payables
  Investment securities purchased ..................................................       4,480,517
  Fund shares repurchased ..........................................................         122,170
  Investment advisory fee ..........................................................          64,022
  Financial agent fee ..............................................................          11,575
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................         137,663
                                                                                        ------------
    Total liabilities ..............................................................       4,819,664
                                                                                        ------------
NET ASSETS .........................................................................    $ 96,619,388
                                                                                        ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................    $194,993,243
  Accumulated net investment loss ..................................................        (331,437)
  Accumulated net realized loss ....................................................     (84,501,779)
  Net unrealized depreciation ......................................................     (13,540,639)
                                                                                        ------------
NET ASSETS .........................................................................    $ 96,619,388
                                                                                        ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...      11,494,499
                                                                                        ============
Net asset value and offering price per share .......................................           $8.41
                                                                                               =====


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $    231,636
  Interest .........................................................................           54,180
  Foreign tax withheld .............................................................          (15,395)
                                                                                         ------------
    Total investment income ........................................................          270,421
                                                                                         ------------
EXPENSES
  Investment advisory fee ..........................................................          464,273
  Financial agent fee ..............................................................           72,508
  Printing .........................................................................           30,852
  Professional .....................................................................           15,580
  Custodian ........................................................................            9,562
  Trustees .........................................................................            3,455
  Miscellaneous ....................................................................            5,894
                                                                                         ------------
    Total expenses .................................................................          602,124
    Custodian fees paid indirectly .................................................             (266)
                                                                                         ------------
    Net expenses ...................................................................          601,858
                                                                                         ------------
NET INVESTMENT LOSS ................................................................         (331,437)
                                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................       (8,026,468)
  Net change in unrealized appreciation (depreciation) on investments ..............      (22,437,334)
                                                                                         ------------
NET LOSS ON INVESTMENTS ............................................................      (30,463,802)
                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(30,795,239)
                                                                                         ============

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                     6/30/02         YEAR ENDED
                                                                                                   (UNAUDITED)        12/31/01
                                                                                                   -----------      ------------
FROM OPERATIONS
  Net investment income (loss) ................................................................    $  (331,437)     $   (490,864)
  Net realized gain (loss) ....................................................................     (8,026,468)      (70,937,839)
  Net change in unrealized appreciation (depreciation) ........................................    (22,437,334)       15,104,041
                                                                                                   -----------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................    (30,795,239)      (56,324,662)
                                                                                                   -----------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized short-term gains ...............................................................             --        (4,577,499)
  Net realized long-term gains ................................................................             --           (41,567)
                                                                                                   -----------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................             --        (4,619,066)
                                                                                                   -----------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (862,644 and 3,047,646 shares, respectively) ..................      8,878,083        38,481,933
  Net asset value of shares issued from reinvestment of distributions (0 and 352,756 shares,
    respectively) .............................................................................             --         4,619,066
  Cost of shares repurchased (2,135,546 and 3,750,199 shares, respectively) ...................    (21,559,677)      (45,578,210)
                                                                                                   -----------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................    (12,681,594)       (2,477,211)
                                                                                                   -----------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................    (43,476,833)      (63,420,939)
NET ASSETS
  Beginning of period .........................................................................    140,096,221       203,517,160
                                                                                                   -----------      ------------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF $($331,437) AND $0, RESPECTIVELY)    $96,619,388      $140,096,221
                                                                                                   ===========      ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     SIX MONTHS
                                                        ENDED                    YEAR ENDED DECEMBER 31,
                                                       6/30/02        --------------------------------------------------
                                                     (UNAUDITED)       2001        2000        1999      1998      1997
                                                     -----------      ------      ------      ------    ------    ------
Net asset value, beginning of period ..............     $10.97        $15.52      $20.21      $15.40    $11.32    $10.98
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ....................      (0.03)        (0.04)(3)   (0.07)(3)      --      0.01      0.05
  Net realized and unrealized gain (loss) .........      (2.53)        (4.15)      (2.20)       8.19      5.03      1.82
                                                        ------        ------      ------      ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ..............      (2.56)        (4.19)      (2.27)       8.19      5.04      1.87
                                                        ------        ------      ------      ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ............         --            --          --          --     (0.01)    (0.05)
  Distributions from net realized gains ...........         --         (0.36)      (2.42)      (2.91)    (0.95)    (1.47)
  Tax return of capital ...........................         --            --          --       (0.47)       --     (0.01)
                                                        ------        ------      ------      ------    ------    ------
    TOTAL DISTRIBUTIONS ...........................         --         (0.36)      (2.42)      (3.38)    (0.96)    (1.53)
                                                        ------        ------      ------      ------    ------    ------
CHANGE IN NET ASSET VALUE .........................      (2.56)        (4.55)      (4.69)       4.81      4.08      0.34
                                                        ------        ------      ------      ------    ------    ------
NET ASSET VALUE, END OF PERIOD ....................     $ 8.41        $10.97      $15.52      $20.21    $15.40    $11.32
                                                        ======        ======      ======      ======    ======    ======
Total return ......................................     (23.39)%(5)   (27.36)%    (11.46)%     54.98%    44.69%    17.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .............    $96,619      $140,096    $203,517    $177,351   $75,098   $47,620
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ...........................       0.97%(2)(4)   0.96%(2)    0.92%       0.97%     0.99%     1.00%
  Net investment income (loss) ....................      (0.54)%(4)    (0.30)%     (0.32)%     (0.18)%   (0.01)%    0.42%
Portfolio turnover ................................         58%(5)       162%        118%        150%      364%      642%

(1)  If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 1.14% for the periods ended December 31, 1997.
(2)  The ratio of operating expenses to average net assets excludes the effect of expense offsets from custodian fees if expense offsets were included, the ratio would not significantly differ.
(3)  Computed using average shares outstanding.
(4)  Annualized.
(5)  Not annualized.

                        See Notes to Financial Statements

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                  SHARES       VALUE
                                                                  ------    ----------
COMMON STOCKS--95.5%
AEROSPACE & DEFENSE--2.0%
  General Dynamics Corp. ..................................        1,400    $  148,890
                                                                            ----------
BANKS--1.2%
  Bank of New York Co., Inc. (The) ........................        2,700        91,125
                                                                            ----------
BIOTECHNOLOGY--1.1%
  Amgen, Inc. (b) .........................................        1,375        57,585
  Gilead Sciences, Inc. (b) ...............................          700        23,016
                                                                            ----------
                                                                                80,601
                                                                            ----------
BROADCASTING & CABLE TV--1.5%
  Liberty Media Corp. Class A (b) .........................        7,648        76,480
  Univision Communications, Inc. Class A (b) ..............        1,125        35,325
                                                                            ----------
                                                                               111,805
                                                                            ----------
COMPUTER HARDWARE--2.9%
  Dell Computer Corp. (b) .................................        5,550       145,077
  International Business Machines Corp. ...................          950        68,400
                                                                            ----------
                                                                               213,477
                                                                            ----------
CONSUMER FINANCE--2.5%
  Capital One Financial Corp. .............................        2,975       181,624
                                                                            ----------
DATA PROCESSING SERVICES--1.7%
  First Data Corp. ........................................        3,275       121,830
                                                                            ----------
DIVERSIFIED FINANCIAL SERVICES--11.5%
  American Express Co. ....................................        1,200        43,584
  Citigroup, Inc. .........................................        8,708       337,435
  Freddie Mac .............................................        5,850       358,020
  Goldman Sachs Group, Inc. (The) .........................        1,500       110,025
                                                                            ----------
                                                                               849,064
                                                                            ----------
GENERAL MERCHANDISE STORES--5.8%
  BJ's Wholesale Club, Inc. (b) ...........................        2,425        93,362
  Wal-Mart Stores, Inc. ...................................        6,150       338,312
                                                                            ----------
                                                                               431,674
                                                                            ----------
HEALTH CARE DISTRIBUTORS & SERVICES--2.5%
  Laboratory Corporation of America Holdings (b) ..........        4,050       184,882
                                                                            ----------
HEALTH CARE EQUIPMENT--2.2%
  Baxter International, Inc. ..............................        1,525        67,786
  Medtronic, Inc. .........................................        2,275        97,484
                                                                            ----------
                                                                               165,270
                                                                            ----------
HEALTH CARE FACILITIES--2.1%
  HCA, Inc. ...............................................        3,250       154,375
                                                                            ----------
HOME IMPROVEMENT RETAIL--3.5%
  Home Depot, Inc. (The) ..................................        7,050       258,946
                                                                            ----------
HOUSEHOLD PRODUCTS--2.3%
  Procter & Gamble Co. (The) ..............................        1,925       171,902
                                                                            ----------
INDUSTRIAL CONGLOMERATES--7.4%
  General Electric Co. ....................................       18,750       544,688
                                                                            ----------
INTEGRATED TELECOMMUNICATION SERVICES--1.7%
  Verizon Communications, Inc. ............................        3,160       126,874
                                                                            ----------
MOVIES & ENTERTAINMENT--2.2%
  Viacom, Inc. Class B (b) ................................        3,600       159,732
                                                                            ----------
MULTI-LINE INSURANCE--2.4%
  American International Group, Inc. ......................        2,600       177,398
                                                                            ----------

                                                                  SHARES       VALUE
                                                                  ------    ----------
NETWORKING EQUIPMENT--2.6%
  Cisco Systems, Inc. (b) .................................       13,800    $  192,510
                                                                            ----------
OIL & GAS EQUIPMENT & SERVICES--3.4%
  Baker Hughes, Inc. ......................................        5,550       184,760
  BJ Services Co. (b) .....................................        1,925        65,219
                                                                            ----------
                                                                               249,979
                                                                            ----------
PHARMACEUTICALS--11.9%
  Johnson & Johnson .......................................        3,175       165,926
  Pfizer, Inc. ............................................       12,300       430,500
  Wyeth ...................................................        5,475       280,320
                                                                            ----------
                                                                               876,746
                                                                            ----------
SEMICONDUCTOR EQUIPMENT--1.0%
  Applied Materials, Inc. (b) .............................        4,050        77,031
                                                                            ----------
SEMICONDUCTORS--6.2%
  Intel Corp. .............................................       11,825       216,043
  Linear Technology Corp. .................................        2,075        65,217
  Maxim Integrated Products, Inc. (b) .....................          625        23,956
  Texas Instruments, Inc. .................................        5,625       133,313
  Xilinx, Inc. (b) ........................................          800        17,944
                                                                            ----------
                                                                               456,473
                                                                            ----------
SOFT DRINKS--3.6%
  Coca-Cola Co. (The) .....................................        3,325       186,200
  PepsiCo, Inc. ...........................................        1,590        76,638
                                                                            ----------
                                                                               262,838
                                                                            ----------
SYSTEMS SOFTWARE--7.7%
  Microsoft Corp. (b) .....................................        9,275       507,343
  Oracle Corp. (b) ........................................        4,600        43,562
  VERITAS Software Corp. (b) ..............................        1,075        21,274
                                                                            ----------
                                                                               572,179
                                                                            ----------
TELECOMMUNICATIONS EQUIPMENT--0.4%
  QUALCOMM, Inc. (b) ......................................        1,125        30,926
                                                                            ----------
TOBACCO--2.2%
  Philip Morris Cos., Inc. ................................        3,700       161,616
                                                                            ----------
TOTAL COMMON STOCKS
  (Identified cost $8,157,814) .........................................     7,054,455
                                                                            ----------
TOTAL LONG TERM INVESTMENTS--95.5%
  (Identified cost $8,157,814) .........................................     7,054,455
                                                                            ==========

                                                                    PAR
                                                                   VALUE
                                                                   (000)
                                                                   -----
SHORT-TERM OBLIGATIONS--4.1%
REPURCHASE AGREEMENTS--4.1%
  State Street Bank & Trust Co. repurchase agreement,
    0.25% dated 6/28/02 due 7/1/02, repurchase price
    $303,006 collateralized by U.S. Treasury Note
    6.75%, 5/15/05, market value $313,500 .................         $303       303,000
                                                                            ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $303,000) ...........................................       303,000
                                                                            ----------
TOTAL INVESTMENTS--99.6%
  (Identified Cost $8,460,814) .........................................     7,357,455(a)
  Other assets and liabilities, net--0.4% ..............................        28,506
                                                                            ----------
NET ASSETS--100.0% .....................................................    $7,385,961
                                                                            ==========

(a)  Federal  Income  Tax  Information:  Net  unrealized  depreciation  of  investment securities is comprised of gross  appreciation of $97,818 and gross  depreciation of $2,013,277  for federal  income tax purposes.  At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $9,272,914.
(b)  Non-income producing.

                        See Notes to Financial Statements

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $8,460,814) ........................     $ 7,357,455
Cash ...............................................................................             759
Receivables
  Investment securities sold .......................................................         260,424
  Fund shares sold .................................................................          17,280
  Receivable from adviser ..........................................................           6,239
  Dividends and interest ...........................................................           6,039
                                                                                         -----------
    Total assets ...................................................................       7,648,196
                                                                                         -----------
LIABILITIES
Payables
  Investment securities purchased ..................................................         156,859
  Fund shares repurchased ..........................................................           1,605
  Printing fee .....................................................................          72,872
  Professional fee .................................................................          17,095
  Financial agent fee ..............................................................           3,976
  Trustees' fee ....................................................................           3,717
Accrued expenses ...................................................................           6,111
                                                                                         -----------
    Total liabilities ..............................................................         262,235
                                                                                         -----------
NET ASSETS .........................................................................     $ 7,385,961
                                                                                         ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .................................     $11,261,943
  Accumulated net investment loss ..................................................          (9,471)
  Accumulated net realized loss ....................................................      (2,763,152)
  Net unrealized depreciation ......................................................      (1,103,359)
                                                                                         -----------
NET ASSETS .........................................................................     $ 7,385,961
                                                                                         ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...       1,163,897
                                                                                         ===========
Net asset value and offering price per share .......................................           $6.35
                                                                                               =====

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME
  Dividends ........................................................................     $    33,759
  Interest .........................................................................             508
                                                                                         -----------
    Total investment income ........................................................          34,267
                                                                                         -----------
EXPENSES
  Investment advisory fee ..........................................................          34,862
  Financial agent fee ..............................................................          23,483
  Professional .....................................................................          17,501
  Printing .........................................................................          14,399
  Custodian ........................................................................          11,436
  Trustees .........................................................................           3,455
  Miscellaneous ....................................................................           3,080
                                                                                         -----------
    Total expenses .................................................................         108,216
    Less expenses borne by investment adviser ......................................         (64,478)
                                                                                         -----------
    Net expenses ...................................................................          43,738
                                                                                         -----------
NET INVESTMENT LOSS ................................................................          (9,471)
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..................................................        (511,650)
  Net change in unrealized appreciation (depreciation) on investments ..............      (1,197,152)
                                                                                         -----------
NET LOSS ON INVESTMENTS ............................................................      (1,708,802)
                                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(1,718,273)
                                                                                         ===========

                        See Notes to Financial Statements

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    SIX MONTHS
                                                                                                       ENDED
                                                                                                      6/30/02        YEAR ENDED
                                                                                                    (UNAUDITED)       12/31/01
                                                                                                   -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ................................................................    $    (9,471)     $   (17,294)
  Net realized gain (loss) ....................................................................       (511,650)      (1,924,289)
  Net change in unrealized appreciation (depreciation) ........................................     (1,197,152)         596,807
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................     (1,718,273)      (1,344,776)
                                                                                                   -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (188,896 and 563,359 shares, respectively) ....................      1,369,890        4,704,187
  Cost of shares repurchased (124,244 and 239,892 shares, respectively) .......................       (875,456)      (1,904,735)
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................        494,434        2,799,452
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS ...........................................................     (1,223,839)       1,454,676
NET ASSETS
  Beginning of period .........................................................................      8,609,800        7,155,124
                                                                                                   -----------      -----------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF ($9,471)  AND $0, RESPECTIVELY) .    $ 7,385,961      $ 8,609,800
                                                                                                   ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        SIX MONTHS         YEAR ENDED
                                                                           ENDED          DECEMBER 31,        FROM INCEPTION
                                                                          6/30/02      ------------------       12/15/99 TO
                                                                        (UNAUDITED)     2001        2000         12/31/99
                                                                        -----------    ------      ------     --------------
Net asset value, beginning of period .................................    $ 7.83       $ 9.22      $10.63         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................................     (0.01)       (0.02)(5)   (0.04)(5)         --
  Net realized and unrealized gain (loss) ............................     (1.47)       (1.37)      (1.36)          0.63
                                                                          ------       ------      ------         ------
    TOTAL FROM INVESTMENT OPERATIONS .................................     (1.48)       (1.39)      (1.40)          0.63
                                                                          ------       ------      ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............................        --           --          --(4)          --
  Distributions from net realized gains ..............................        --           --       (0.01)            --
                                                                          ------       ------      ------         ------
    TOTAL DISTRIBUTIONS ..............................................        --           --       (0.01)            --
                                                                          ------       ------      ------         ------
CHANGE IN NET ASSET VALUE ............................................     (1.48)       (1.39)      (1.41)          0.63
                                                                          ------       ------      ------         ------
NET ASSET VALUE, END OF PERIOD .......................................    $ 6.35       $ 7.83      $ 9.22         $10.63
                                                                          ======       ======      ======         ======
Total return .........................................................    (18.98)%(2)  (15.08)%    (13.16)%         6.31%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ................................    $7,386       $8,610      $7,155         $5,402
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) .............................................      1.07%(1)     1.00%(6)    1.00%          1.00%(1)
  Net investment income (loss) .......................................     (0.23)%(1)   (0.21)%     (0.34)%         0.39%(1)
Portfolio turnover ...................................................        67%(2)      110%         86%             2%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 2.64%,  3.18%,  2.90% and 8.11% for the periods ended June 30, 2002,  December 31, 2001,
     2000 and 1999, respectively.
(4)  Amount is less than $0.01.
(5)  Computed using average shares outstanding.
(6)  The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

NOTE 1--ORGANIZATION
    The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the subaccounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C and D.

    The Fund is comprised of 27 Series each having a distinct investment objective as outlined below:

----------------------------------------------------------------------------------------------------------------------------------
  FUND NAME                                                           INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series ("Aberdeen International")    High total return consistent with reasonable risk.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series ("Aberdeen New Asia")              Long-term capital appreciation.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series ("AIM Mid-Cap Equity")            Long-term growth of capital.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series                    Long-term capital growth.
  ("Alliance/Bernstein Growth + Value")
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series ("Deutsche Dow 30")                  Track the total return of the Dow Jones Industrial Average(SM)
                                                                      before fund expenses.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Nasdaq-100 Index(R) Series ("Deutsche Nasdaq-100   Track the total return of the NASDAQ 100 Index(R) before
  Index(R)")                                                          fund expenses.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series                 Capital appreciation and income with approximately equal
  ("Duff & Phelps Real Estate Securities")                            emphasis.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series ("Engemann                   Intermediate and long-term growth of capital, with income
  Capital Growth")                                                    as a secondary consideration.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series                      Long-term growth of capital by normally investing at least
  ("Engemann Small & Mid-Cap Growth")                                 80% of assets in equities of "small-cap" and "mid-cap"
                                                                      companies with market capitalization under $2.5 billion.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond Series                       Maximize total return by investing primarily in debt
  ("Federated U.S. Government Bond")                                  obligations of the U.S. Government, its agencies and
                                                                      instrumentalities.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                                 Provide maximum current income consistent with capital
  ("Goodwin Money Market")                                            preservation and liquidity.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series                    Long-term total return.
  ("Goodwin Multi-Sector Fixed Income")
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                               Long-term capital appreciation and a secondary investment
  ("Hollister Value Equity")                                          objective to seek current income.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series                  High total return by investing in a broadly diversified
  ("J.P. Morgan Research Enhanced Index")                             portfolio of equity securities of large and medium
                                                                      capitalization companies within market sectors reflected in the S&P 500.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                                Maximum total return consistent with the preservation of
  ("Janus Flexible Income")                                           capital.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series ("Janus Growth")                        Long-term capital growth consistent with the preservation of capital.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series                           Long-term growth of capital and future income rather than
  ("MFS Investors Growth Stock")                                      current income.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series ("MFS Investors Trust")          Long-term growth of capital and secondarily to provide
                                                                      reasonable current income.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series ("MFS Value")                              Capital appreciation and reasonable income.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth and Income Series                           Dividend growth, current income and capital appreciation
  ("Oakhurst Growth and Income")                                      by investing in common
  stocks.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series                        Realize as high a level of total rate of return over an
  ("Oakhurst Strategic Allocation")                                   extended period of time as is considered consistent with
                                                                      prudent investment risk.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series                       Long-term capital appreciation through investing in foreign
  ("Sanford Bernstein Global Value")                                  and domestic equity securities.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series                      Long-term capital appreciation with current income as the
  ("Sanford Bernstein Mid-Cap Value")                                 secondary investment objective.
----------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
  FUND NAME                                                           INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap Value Series                    Long-term capital appreciation by investing primarily in
  ("Sanford Bernstein Small-Cap Value")                               small-capitalization stocks the adviser believes are
                                                                      undervalued. Current income is a secondary objective.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                                Capital appreciation primarily through investments in equity
  ("Seneca Mid-Cap Growth")                                           securities of companies that have the potential for above
                                                                      average market appreciation.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                               Long-term appreciation of capital by identifying securities
  ("Seneca Strategic Theme")                                          benefiting from long-term trends present in the
                                                                      United States and abroad.
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series ("Van Kampen Focus Equity")  Capital appreciation by investing primarily in equity
  (formerly Phoenix-Morgan Stanley Focus Equity Series)               securities.
----------------------------------------------------------------------------------------------------------------------------------


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A.  SECURITY VALUATION
    Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    Certain securities held by the following Series were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At June 30, 2002, the total value of securities for which prices were provided by principal market makers represented (approximately) the following percentages of net assets:

      SERIES                                            PERCENTAGE OF NET ASSETS
      ------                                            ------------------------
      Goodwin Multi-Sector Fixed Income ...............           6.3%

    Goodwin Money Market uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B.  SECURITY TRANSACTIONS AND RELATED INCOME
    Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

    Effective January 1, 2001, the Fund adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in reductions to the cost of securities, corresponding increases in net unrealized appreciation (depreciation), and equivalent decreases in undistributed net investment income based on securities held by each Series on December 31, 2000 as detailed below:

                                                      REDUCTION IN          INCREASE IN UNREALIZED
    SERIES                                         COST OF SECURITIES     APPRECIATION (DEPRECIATION)
    ------                                         ------------------     ---------------------------
    Engemann Capital Growth ......................       $  876                      $  876
    Federated U.S. Government Bond ...............       30,566                      30,566
    Goodwin Multi-Sector Fixed Income ............       63,340                      63,340
    Janus Flexible Income ........................        2,585                       2,585
    Oakhurst Strategic Allocation ................       75,019                      75,019


                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

    The effect of this change for the year ended December 31, 2001 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses) for each Series as detailed below. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change.

                                                          INCREASE (DECREASE) IN    NET UNREALIZED    NET REALIZED
                                                              NET INVESTMENT         APPRECIATION         GAINS
    SERIES                                                        INCOME            (DEPRECIATION)      (LOSSES)
    ------                                                ----------------------    --------------    ------------
    Engemann Capital Growth .............................       $ (30,601)             $ 26,722        $  3,879
    Federated U.S. Government Bond ......................         (38,093)               28,391           9,702
    Goodwin Multi-Sector Fixed Income ...................          13,561                23,682         (37,243)
    J.P. Morgan Research Enhanced Index .................          (3,041)                  832           2,209
    Janus Flexible Income ...............................         (20,066)                7,394          12,672
    Oakhurst Strategic Allocation .......................        (141,191)              138,357           2,834

C.  INCOME TAXES
    Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. To the extent that any Series does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

D.  DISTRIBUTIONS TO SHAREHOLDERS
    Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, gain/loss on futures contracts, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E.  FOREIGN CURRENCY TRANSLATION
    Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F.  FORWARD CURRENCY CONTRACTS
    Certain Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G.  FUTURES CONTRACTS
    Certain Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margins" and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risks to the Series are that the change in value of the futures contract may not correspond to the change in value of the hedged instruments and the counterparty may not fulfill its contractual obligations related to the contract.

H.  OPTIONS
    Certain Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

    Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

    subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

    Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At June 30, 2002, the Fund had no options outstanding.

I.  EXPENSES
    Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J.  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
    Certain Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K.  REPURCHASE AGREEMENTS
    A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L.  SWAP AGREEMENTS
    Certain Series may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Series with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates. At June 30, 2002, the Fund had no swap agreements outstanding.

M.  LOAN AGREEMENTS
    Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
    The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisers, Inc. ("PVA"), Phoenix-Aberdeen International Advisers, LLC ("PAIA"), and Duff & Phelps Investment Management Co. ("DPIM"). As a compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                                   RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
    SERIES                                             ADVISER      $250 MILLION     $250 MILLION      $500 MILLION
    ------                                             -------     --------------    -------------     -------------
    Aberdeen International ..........................    PIC            0.75%            0.70%             0.65%
    Aberdeen New Asia ...............................   PAIA            1.00             1.00              1.00
    AIM Mid-Cap Equity ..............................    PVA            0.85             0.85              0.85
    Alliance/Bernstein Growth + Value ...............    PVA            0.85             0.85              0.85
    Deutsche Dow 30 .................................    PVA            0.35             0.35              0.35
    Deutsche Nasdaq-100 Index(R) ....................    PVA            0.35             0.35              0.35
    Engemann Capital Growth .........................    PIC            0.70             0.65              0.60
    Engemann Small & Mid-Cap Growth .................    PIC            0.90             0.90              0.90
    Federated U.S. Government Bond ..................    PVA            0.60             0.60              0.60
    Goodwin Money Market ............................    PIC            0.40             0.35              0.30
    Goodwin Multi-Sector Fixed Income ...............    PIC            0.50             0.45              0.40
    Hollister Value Equity ..........................    PIC            0.70             0.65              0.60

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

                                                                             RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
    SERIES (CONTINUED)                                           ADVISER      $250 MILLION     $250 MILLION      $500 MILLION
    ------                                                       -------     --------------    -------------     -------------
    J.P. Morgan Research Enhanced Index ......................     PVA            0.45%            0.45%             0.45%
    Janus Flexible Income ....................................     PVA            0.80             0.80              0.80
    Janus Growth .............................................     PVA            0.85             0.85              0.85
    MFS Investors Growth Stock ...............................     PVA            0.75             0.75              0.75
    MFS Investors Trust ......................................     PVA            0.75             0.75              0.75
    MFS Value ................................................     PVA            0.75             0.75              0.75
    Oakhurst Growth and Income ...............................     PIC            0.70             0.65              0.60
    Oakhurst Strategic Allocation ............................     PIC            0.60             0.55              0.50
    Sanford Bernstein Global Value ...........................     PVA            0.90             0.90              0.90
    Sanford Bernstein Mid-Cap Value ..........................     PVA            1.05             1.05              1.05
    Sanford Bernstein Small Cap Value ........................     PVA            1.05             1.05              1.05
    Seneca Mid-Cap Growth ....................................     PIC            0.80             0.80              0.80
    Seneca Strategic Theme ...................................     PIC            0.75             0.70              0.65
    Van Kampen Focus Equity ..................................     PVA            0.85             0.85              0.85

                                                                             RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
                                                                               $1 BILLION       $1 BILLION        $2 BILLION
                                                                             --------------    -------------     -------------
    Duff & Phelps Real Estate Securities .....................     DPIM           0.75             0.70              0.65


    Pursuant to a subadvisory agreement with the Fund, certain advisers delegate certain investment decisions and research functions with respect to the following Series to the subadvisor indicated, for which services each is paid a fee by the respective adviser.

    SERIES                                      SUBADVISER
    ------                                      ----------
    Aberdeen International                      Aberdeen Fund Managers, Inc. ("Aberdeen")
    Aberdeen New Asia                           Aberdeen Fund Managers, Inc. ("Aberdeen") and Phoenix Investment Council ("PIC")
    AIM Mid-Cap Equity                          A I M Capital Management ("AIM")
    Alliance/Bernstein Growth + Value           Alliance Capital Management ("Alliance")
    Deutsche Dow 30                             Deutsche Asset-Management ("DAMI")
    Deutsche Nasdaq-100 Index(R)                Deutsche Asset-Management ("DAMI")
    Engemann Capital Growth                     Roger Engemann & Associates ("Engemann")
    Engemann Small & Mid-Cap Growth             Roger Engemann & Associates ("Engemann")
    Federated U.S. Government Bond              Federated Investment Management Company ("Federated")
    J.P. Morgan Research Enhanced Index         J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
    Janus Flexible Income                       Janus Capital Corporation ("Janus")
    Janus Growth                                Janus Capital Corporation ("Janus")
    MFS Investors Growth Stock                  MFS Investment Management ("MFS")
    MFS Investors Trust                         MFS Investment Management ("MFS")
    MFS Value                                   MFS Investment Management ("MFS")
    Sanford Bernstein Global Value              Alliance Capital Management L.P. ("Alliance")
    Sanford Bernstein Mid-Cap Value             Alliance Capital Management L.P. ("Alliance")
    Sanford Bernstein Small Cap Value           Alliance Capital Management L.P. ("Alliance")
    Seneca Mid-Cap Growth                       Seneca Capital Management, LLC ("Seneca")
    Seneca Strategic Theme                      Seneca Capital Management, LLC ("Seneca")
    Van Kampen Focus Equity                     Morgan Stanley Investment Management ("MSIM")


    PIC, PVA, and PAIA employ subadvisors to furnish portfolio management services to the Series, subject to Investment Subadvisory Agreements, the terms of which are described below.

    PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. DPIM is a subsidiary of Phoenix Investment Partners, Ltd. Roger Engemann & Associates, Inc. is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. A majority of the equity interest of Seneca Capital Management LLC are owned by Phoenix Investment Partners, Ltd. Phoenix Investment Partners in turn is a wholly-owned subsidiary of The Phoenix Companies, Inc.

    PIC has engaged Aberdeen Fund Managers, Inc. ("Aberdeen") as a subadvisor to the Aberdeen International. Aberdeen provides the day-to-day portfolio management for this Series. For implementing certain portfolio transactions and providing other services to this Series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this Series of 0.375% on the first $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which Phoenix Life Insurance Company ("Phoenix") owns approximately 20%.

    PAIA has engaged Aberdeen as a subadvisor to the Aberdeen New Asia. PAIA has also engaged PIC to implement domestic cash management for this Series. Aberdeen provides all other day-to-day investment operations for this Series including international portfolio management. For implementing certain portfolio transactions and providing research and other services to this Series, PAIA pays a monthly fee to Aberdeen based on an annual percentage of 0.40% the average daily net assets of this Series.

    PAIA has engaged PIC as a subadvisor to the Aberdeen New Asia to implement domestic cash management for this series. Aberdeen Fund Managers, Inc. provides all other day-to-day investment operations for this Series including international portfolio management. For providing research and other domestic advisory services to the series, PAIA pays a monthly fee to PIC based on an annual percentage of 0.30% of the average daily net assets of this Series.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

    Pursuant to a subadvisory agreement between PVA and AIM Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to AIM Mid-Cap Equity. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of 0.50% of the average daily net assets of this Series.

    Pursuant to a subadvisory agreement between PVA and Alliance Capital Management L.P. ("Alliance"), Alliance is the subadvisor and furnishes portfolio management services to Alliance/Bernstein Growth + Value. Alliance will manage the portion of this Series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). For the services provided through December 31, 2002, PVA pays a monthly fee to Alliance based on an annual percentage of 0.50% of the average daily net assets of this Series.

    Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including affecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Global Value, Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

                                                  RATE FOR FIRST    RATE FOR NEXT   RATE FOR NEXT   RATE FOR NEXT  RATE FOR OVER
    SERIES(1)                                       $25 MILLION      $25 MILLION     $25 MILLION    $100 MILLION   $175 MILLION
    ------                                        --------------    -------------   -------------   -------------  -------------
    Sanford Bernstein Global Value .............       0.65%            0.50%           0.45%           0.40%          0.30%
    Sanford Bernstein Mid-Cap Value ............       0.80             0.60            0.60            0.60           0.60

                                                  RATE FOR FIRST    RATE FOR NEXT   RATE FOR OVER
                                                    $10 MILLION      $10 MILLION     $20 MILLION
                                                  --------------    -------------   -------------
    Sanford Bernstein Small-Cap Value ..........       1.00             0.875           0.75

(1) The series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.

    Pursuant to a subadvisory agreement between PVA and Deutsche Asset Management, Inc. ("DAMI"), DAMI is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Deutsche Trust Dow 30 and Deutsche Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to DAMI (subject to a $100,000 annual minimum for each Series) based on an annual percentage of 0.10% of the average daily net assets of each of these Series.

    Pursuant to a subadvisory agreement between PIC and Roger Engemann & Associates ("Engemann") with respect to the Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these Series. For the services provided, PIC pays a monthly fee to Engemann for the Phoenix-Engemann Capital Growth Series based on an annual percentage of the average daily net assets of 0.10% up to $3 billion and 0.30% of such value in excess of $3 billion; and for Engemann Small & Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.45%.

    Pursuant to a subadvisory agreement between PVA and Federated Investment Management Company ("Federated"), Federated is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Federated U.S. Government Bond. For the services provided, PVA pays a monthly fee to Federated based on an annual percentage of the average daily net assets of this Series of 0.30% up to $25 million, 0.25% of such value between $25 million and $50 million, 0.20% of such value between $50 million and $100 million and a negotiable fee on such value in excess of $100 million.

    Pursuant to a subadvisory agreement between the Fund, PVA, and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), J.P. Morgan is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the J.P. Morgan Research Enhanced Index. For the services provided, PVA pays a monthly fee to J.P. Morgan based on an annual percentage of the average daily net assets of this Series of 0.25% up to $100 million and 0.20% on such value in excess of $100 million.

    Pursuant to a subadvisory agreement between PVA and Janus Capital Corporation ("Janus"), Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Janus Flexible Income and Janus Growth. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of these Series (calculated separately, not in the aggregate) of 0.55% up to $100 million, 0.50% of such value between $100 million and $500 million and 0.45% on such value in excess of $500 million.

    Pursuant to a subadvisory agreement between PVA and Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management ("MFS"), MFS is the subadvisor and furnishes portfolio management services to the MFS Investors Growth Stock, MFS Investors Trust, and MFS Value. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of these Series of 0.375% up to $500 million, 0.35% on such value between $500 million and $900 million, 0.325% on such value between $900 million and $1.5 billion and 0.25% on such value in excess of $1.5 billion.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

    Pursuant to a subadvisory agreement between PVA and Morgan Stanley Investment Management ("MSIM"), MSIM is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Van Kampen Focus Equity. For the services provided, PVA pays a monthly fee to MSIM based on an annual percentage of the average daily net assets of this Series of 0.55% up to $150 million, 0.45% on such value between $150 million and $300 million and 0.40% on such value in excess of $300 million.

    Pursuant to a subadvisory agreement between the Fund, PIC and Seneca Capital Management, LLC ("Seneca") with respect to the Seneca Mid-Cap Growth, and pursuant to a subadvisory agreement between PIC and Seneca with respect to the Seneca Strategic Theme, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Seneca Mid-Cap Growth and Seneca Strategic Theme. For the services provided, PIC pays a monthly fee to Seneca for the Seneca Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.40%; and for the Seneca Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $202 million and $1 billion, 0.35% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

    The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the six months ended June 30, 2002, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

                                                                MAXIMUM OPERATING                 MAXIMUM OPERATING
                                                                 EXPENSE THROUGH                  EXPENSE EFFECTIVE
    SERIES                                                           4/30/02                           5/1/02
    ------                                                      -----------------                 -----------------
    Aberdeen International ..................................          0.40%                             0.40%
    Aberdeen New Asia .......................................          0.30                              0.35
    AIM Mid-Cap Equity ......................................          0.20                              0.25
    Alliance/Bernstein Growth + Value .......................          0.20                              0.25
    Deutsche Dow 30 .........................................          0.20                              0.25
    Deutsche Nasdaq-100 Index(R) ............................          0.20                              0.25
    Duff & Phelps Real Estate Securities ....................          0.30                              0.35
    Engemann Capital Growth .................................          0.20                              0.25
    Engemann Small & Mid-Cap Growth .........................          0.30                              0.35
    Federated U.S Government Bond ...........................          0.25                              0.30
    Goodwin Money Market ....................................          0.20                              0.25
    Goodwin Multi-Sector Fixed Income .......................          0.20                              0.25
    Hollister Value Equity ..................................          0.20                              0.25
    J.P. Morgan Research Enhanced Index .....................          0.15                              0.20
    Janus Flexible Income ...................................          0.20                              0.25
    Janus Growth ............................................          0.20                              0.25
    MFS Investors Growth Stock ..............................          0.20                              0.25
    MFS Investors Trust .....................................          0.20                              0.25
    MFS Value ...............................................          0.20                              0.25
    Oakhurst Growth & Income ................................          0.20                              0.25
    Oakhurst Strategic Allocation ...........................          0.20                              0.25
    Sanford Bernstein Global Value ..........................          0.20                              0.25
    Sanford Bernstein Mid-Cap Value .........................          0.20                              0.25
    Sanford Bernstein Small-Cap Value .......................          0.20                              0.25
    Seneca Mid-Cap Growth ...................................          0.30                              0.35
    Seneca Strategic Theme ..................................          0.30                              0.35
    Van Kampen Focus Equity .................................          0.20                              0.25


    As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of Phoenix, receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the six months ended June 30, 2002, financial agent fees were $1,444,942 of which PEPCO received $561,331. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

    For the six months ended June 30, 2002, the Fund paid PXP Securities Corp., a wholly owned subsidiary of Phoenix, brokerage commissions of $92,815 in connection with portfolio transactions effected by it.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

    At June 30, 2002, Phoenix and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

    AIM Mid-Cap Equity .................................................................................................  $3,118,496
    Alliance/Bernstein Growth + Value ..................................................................................   2,228,834
    Deutsche Dow 30 ....................................................................................................   1,018,746
    Deutsche Nasdaq-100 Index(R) .......................................................................................   1,371,456
    Engemann Small & Mid-Cap Growth ....................................................................................   1,828,615
    Federated U.S. Government Bond .....................................................................................   6,169,236
    Janus Flexible Income ..............................................................................................   1,457,888
    MFS Investors Growth Stock .........................................................................................   2,612,477
    MFS Investors Trust ................................................................................................   2,702,987
    MFS Value ..........................................................................................................   3,042,864
    Sanford Bernstein Global Value .....................................................................................   6,362,378
    Sanford Bernstein Mid-Cap Value ....................................................................................     561,541
    Sanford Bernstein Small-Cap Value ..................................................................................     633,158
    Van Kampen Focus Equity ............................................................................................   3,078,195


NOTE 4--PURCHASES AND SALES OF SECURITIES
    Purchases and sales of securities during the six months ended June 30, 2002, (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated to the following:

                                                                                                         PURCHASES          SALES
                                                                                                       ------------     ------------
    Aberdeen International .........................................................................   $ 25,006,268     $ 34,144,959
    Aberdeen New Asia ..............................................................................      2,272,364        1,436,772
    AIM Mid-Cap Equity .............................................................................      2,899,931          993,919
    Alliance/Bernstein Growth + Value ..............................................................      2,177,194          538,567
    Deutsche Dow 30 ................................................................................      6,083,989        5,609,713
    Deutsche Nasdaq-100 Index(R) ...................................................................      3,148,159        1,426,426
    Duff & Phelps Real Estate Securities ...........................................................     10,865,779        4,198,096
    Engemann Capital Growth ........................................................................    683,296,667      765,757,059
    Engemann Small & Mid-Cap Growth ................................................................      5,434,389        4,559,436
    Goodwin Multi-Sector Fixed Income ..............................................................    119,347,798      124,374,901
    Hollister Value Equity .........................................................................     72,787,168       65,382,738
    J.P. Morgan Research Enhanced Index ............................................................     25,434,901       20,444,070
    Janus Flexible Income ..........................................................................     23,863,326       21,141,172
    Janus Growth ...................................................................................     28,813,425       26,674,593
    MFS Investors Growth Stock .....................................................................      5,756,686        3,886,851
    MFS Investors Trust ............................................................................      2,128,315        1,569,331
    MFS Value ......................................................................................      8,734,116        1,527,778
    Oakhurst Growth and Income .....................................................................     26,120,047       22,983,843
    Oakhurst Strategic Allocation ..................................................................    127,166,940      128,366,137
    Sanford Bernstein Global Value .................................................................      4,343,355        1,843,886
    Sanford Bernstein Mid-Cap Value ................................................................     39,020,523       12,834,274
    Sanford Bernstein Small Cap Value ..............................................................     22,814,162        4,943,066
    Seneca Mid-Cap Growth ..........................................................................     46,989,781       39,818,988
    Seneca Strategic Theme .........................................................................     67,688,103       78,358,626
    Van Kampen Focus Equity ........................................................................      5,380,733        5,044,545


    There were no purchases or sales of such securities in the Federated U.S. Government Bond Series or the Goodwin Money Market Series.

    Purchases and sales of long-term U.S. Government securities during the six months ended June 30, 2002, aggregated the following:

                                                                                                         PURCHASES          SALES
                                                                                                        -----------      -----------
    Engemann Capital Growth ........................................................................    $        --      $ 2,558,250
    Federated U.S. Government Bond .................................................................             --          303,536
    Goodwin Multi-Sector Fixed Income ..............................................................     74,533,215       58,558,094
    Janus Flexible Income ..........................................................................     26,958,467       25,014,725
    Oakhurst Strategic Allocation ..................................................................     34,437,424       65,387,258
    Van Kampen Focus Equity ........................................................................        250,801          273,917


                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

NOTE 5--FUTURES CONTRACTS

    At June 30, 2002, the following Series had entered into futures contracts as follows:

                                                                                           VALUE OF                      NET
                                                                               NUMBER      CONTRACTS     MARKET      UNREALIZED
                                                                EXPIRATION       OF          WHEN       VALUE OF    APPRECIATION
                                                                   DATE       CONTRACTS     OPENED      CONTRACTS  (DEPRECIATION)
                                                              -------------   ---------   ----------    ---------  --------------
    Deutsche Dow 30
      Dow Jones Industrial Average Index ..................   September '02       3       $  190,300    $ 184,600      $ (5,700)

    Deutsche Nasdaq-100 Index(R)
      Nasdaq-100 Index ....................................   September '02       8          174,470      168,640        (5,830)

    J.P. Morgan Research Enhanced Index
      Standard and Poor's 500 Index .......................   September '02       3          777,050      742,575       (34,475)


NOTE 6--CREDIT RISK AND CONCENTRATIONS
    In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

    High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

    Certain Series invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Series, positive or negative, than if the Series did not concentrate its investments in such sectors.

NOTE 7--FEDERAL INCOME TAX INFORMATION
    The following Series have capital loss carryovers which may be used to offset future capital gains.

                                                                                           EXPIRATION YEAR
                                                                  ---------------------------------------------------------------
                                                                     2006         2007        2008         2009          TOTAL
                                                                  ----------  -----------  ----------  ------------  ------------
    Aberdeen International ....................................   $       --  $        --  $       --  $ 25,954,026  $ 25,954,026
    Aberdeen New Asia .........................................    1,280,431           --          --       295,786     1,576,217
    Deutsche Nasdaq-100 Index(R) ..............................           --           --      35,822     1,090,517     1,126,339
    Engemann Capital Growth ...................................           --           --          --   281,539,240   281,539,240
    Engemann Small & Mid-Cap Growth ...........................           --           --     302,334     1,838,456     2,140,790
    Duff & Phelps Real Estate Securities ......................           --       20,308     815,184            --       835,492
    Goodwin Multi-Sector Fixed Income .........................      566,989   15,256,521   6,659,630     4,980,791    27,463,931
    Hollister Value Equity ....................................           --           --          --     5,410,594     5,410,594
    J.P. Morgan Research Enhanced Index .......................           --           --          --     5,915,199     5,915,199
    Janus Growth ..............................................           --           --   1,736,897    15,462,439    17,199,336
    Oakhurst Growth and Income ................................           --           --          --     3,195,522     3,195,522
    Oakhurst Strategic Allocation .............................           --           --          --     6,255,397     6,255,397
    Seneca Mid Growth .........................................           --           --          --    21,438,903    21,438,903
    Seneca Strategic Theme ....................................           --           --          --    74,025,180    74,025,180
    Van Kampen Focus Equity ...................................           --           --     179,842     1,190,743     1,370,585


                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

NOTE 8--MERGERS
    On March 22, 2002, Janus Growth ("Growth") acquired all of the net assets of Janus Core Equity ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

    On April 5, 2002, Engemann Capital Growth ("Capital Growth") acquired all of the net assets of Engemann Nifty Fifty ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

    On April 5, 2002, Oakhurst Strategic Allocation ("Strategic Allocation") acquired all of the net assets of Oakhurst Balanced ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.



    This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

BOARD OF TRUSTEES
Frank M. Ellmer, CPA
John A. Fabian
Roger A. Gelfenbien
Eunice S. Groark
Frank E. Grzelecki
John R. Mallin
Timothy P. Shriver
Simon Y. Tan
Dona D. Young

EXECUTIVE OFFICERS
Simon Y. Tan, President
Michael E. Haylon, Executive Vice President
Michael J. Gilotti, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
David L. Albrycht, Vice President
Malcolm Axon, Vice President
Christian C. Bertelsen, Vice President
Doreen A. Bonner, Vice President, Compliance
   Officer & Assistant Secretary
Steven L. Colton, Vice President
Timothy Devlin, Vice President
Ronald K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
Chester S. Sokolosky, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
John S. Tilson, Vice President
Richard J. Wirth, Vice President,
   Secretary & Counsel
Nancy G. Curtiss, Vice President, Treasurer, and
   Principal Accounting Officer

INVESTMENT ADVISORS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
55 East Monroe Street, Suite 3600
Chicago, Illinois 60603

Phoenix-Aberdeen International Advisors, LLC
One American Row
Hartford, Connecticut 06102-5056

Phoenix Variable Advisors, Inc.
One American Row
Hartford, Connecticut 06102-5056

CUSTODIANS
JP Morgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

PHOENIX LIFE INSURANCE COMPANY                             -------------------
P.O. Box 22012                                                  PRSRT STD
Albany, NY 12201-2012                                          U.S. Postage
                                                                 P A I D
                                                                 Andrew
                                                               Associates
                                                           -------------------


Phoenix Life Insurance Company
www.phoenixwm.com


GO144SAR (C)Phoenix Life Insurance company

[GRAPHIC OMITTED] PRINTED ON RECYCLED PAPER.                                8-02

Phoenix-Van Kampen Focus Equity Series / Phoenix-Janus Growth Series / Phoenix-MFS Investors Growth Stock Series
Pro Forma Combining Schedule of Investments
September 30, 2002 (Unaudited)

 Shares                                                                      VALUE
=========    =========   =========  ========   =========================    ============   ==========    ===========   ========
Phoenix-     Phoenix-    Phoenix-   Pro Forma   DESCRIPTION                 Phoenix-MFS    Phoenix-      Phoenix-Van   Pro Forma
MFS          Janus       Van        Combining                               Investors      Janus         Kampen        Combining
 Investors   Growth      Kampen     Portfolios                              Growth Stock   Growth        Focus Equity  Portfolios
Growth       Series      Focus                                              Series         Series        Series
Stock                    Equity
Series                   Series
=========    =========   =========  ========   =========================    ===========    ==========    ===========   ========

                                               COMMON STOCKS --92.3%
        940           -        300   1,240     3M Co.                            103,372            -        32,991       136,363
      1,500           -          -   1,500     Abbott Laboratories                60,600            -             -        60,600
      1,050           -          -   1,050     AFLAC, INC.                        32,224            -             -        32,224
          -      32,815          -  32,815     Allstate Corp. (The)                    -    1,166,573             -     1,166,573
        340           -      3,700   4,040     American Express Co.               10,601            -       115,366       125,967
      1,070           -      2,650   3,720     American International             58,529            -       144,955       203,484
                                               Group, Inc.
      1,390      16,605      3,515  21,510     Amgen, Inc.                        57,963      692,428       146,575       896,966
          -      36,625          -  36,625     Anadarko Petroleum Corp.                -    1,631,278             -     1,631,278
      1,900           -          -   1,900     Analog Devices, Inc.               37,430            -             -        37,430
      1,050      43,190      2,925  47,165     Anheuser-Busch Cos., Inc.          53,130    2,185,414       148,005     2,386,549
      4,000      81,065          -  85,065     AOL Time Warner, Inc.              46,800      948,460             -       995,260
        330           -          -     330     Apache Corp.                       19,619            -             -        19,619
                                               Applied Materials,
      1,000      83,190      2,375  86,565     Inc.                               11,550      960,845        27,431       999,826
      1,500           -          -   1,500     AT&T Corp.                         18,015            -             -        18,015
          -      39,275          -  39,275     Automatic Data Processing, Inc.         -    1,365,592             -     1,365,592
      1,660           -          -   1,660     Avon Products, Inc.                76,526            -             -        76,526
          -           -      4,325   4,325     Baker Hughes, Inc.                      -            -       125,555       125,555
        400           -          -     400     Bank of America Corp.              25,520            -             -        25,520
          -      55,575      2,250  57,825     Bank of New York Co., Inc.              -    1,597,225        64,665     1,661,890
                                              (The)
      1,130           -          -   1,130     Baxter International, Inc.         34,521            -             -        34,521
        910           -      1,225   2,135     Bed Bath & Beyond, Inc.            29,639            -        39,898        69,537
          -         150          -     150     Berkshire Hathaway, Inc.                -      369,750             -       369,750
                                               Class B
        800           -          -     800     Best Buy Co., Inc.                 17,848            -             -        17,848
        100           -          -     100     Biogen, Inc.                        2,927            -             -         2,927
          -           -      1,925   1,925     BJ Services Co.                         -            -        50,050        50,050
        700           -          -     700     Boston Scientific Corp.            22,092            -             -        22,092
          -      94,191          -  94,191     Cablevision Systems New                 -      853,371             -       853,371
                                               York Group Class A
      1,130           -          -   1,130     Cadence Design Systems, Inc.       11,492            -             -        11,492
        500           -          -     500     Capital One Financial Corp.        17,460            -             -        17,460
      1,100           -          -   1,100     Cardinal Health, Inc.              68,420            -             -        68,420
        720           -          -     720     Carnival Corp.                     18,072            -             -        18,072
        320           -          -     320     Chubb Corp. (The)                  17,546            -             -        17,546
      8,270           -     10,000  18,270     Cisco Systems, Inc.                86,670            -       104,800       191,470
      2,970      30,609      8,863  42,442     Citigroup, Inc.                    88,061      907,557       262,788     1,258,406
      2,530           -          -   2,530     Clear Channel                      87,917            -             -        87,917
                                               Communications, Inc.
          -           -      3,100   3,100     Coca-Cola Co. (The)                     -            -       148,676       148,676
        900      19,260          -  20,160     Colgate-Palmolive Co.              48,555    1,039,077             -     1,087,632
          -      27,690          -  27,690     Costco Wholesale Corp.                  -      896,325             -       896,325
        590           -          -     590     Danaher Corp.                      33,542            -             -        33,542
      3,080           -      6,975  10,055     Dell Computer Corp.                72,411            -       163,982       236,393
        500           -          -     500     eBay, Inc.                         26,405            -             -        26,405
        510           -          -     510     Electronic Arts, Inc.              33,640            -             -        33,640
        800           -          -     800     EMC Corp.                           3,656            -             -         3,656
          -           -      5,325   5,325     Exxon Mobil Corp.                       -            -       169,868       169,868
          -      40,825          -  40,825     Fannie Mae                              -    2,430,720             -     2,430,720
          -           -      1,000   1,000     Fifth Third Bancorp                     -            -        61,230        61,230
      1,990           -          -   1,990     First Data Corp.                   55,620            -             -        55,620
          -      23,080          -  23,080     Fluor Corp                              -      564,075             -       564,075
      1,080           -          -   1,080     Forest Laboratories, Inc.          88,571            -             -        88,571
      1,180           -      5,300   6,480     Freddie Mac                        65,962            -       296,270       362,232
          -      56,965          -  56,965     Genentech, Inc.                         -    1,858,768             -     1,858,768
          -      11,550        675  12,225     General Dynamics Corp.                  -      939,362        54,898        94,260
      3,480      31,505      9,475  44,460     General Electric Co.               85,782      776,598       233,559     1,095,939
        510           -          -     510     Goldman Sachs Group, Inc. (The)    33,675            -             -        33,675


      2,230      13,955      1,175  17,360     Harley-Davidson, Inc.             103,583      648,210        54,579       806,372
      1,210           -      2,950   4,160     HCA, Inc.                          57,608            -       140,449       198,057
          -      18,045          -  18,045     Heinz (H.J.) Co.                        -      602,162             -       602,162
        460      63,685      3,475  67,620     Home Depot, Inc. (The)             12,006    1,662,178        90,697     1,764,881
          -      37,935          -  37,935     Honeywell International, Inc.           -      821,672             -       821,672
          -           -      1,775   1,775     IDEC Pharmaceuticals Corp.              -            -        73,698        73,698
        570           -          -     570     Illinois Tool Works, Inc.          33,248            -             -        33,248
      2,420           -      9,200  11,620     Intel Corp.                        33,614            -       127,788       161,402
        290           -        875   1,165     International Business             16,933            -        51,091        68,024
                                               Machines Corp.
        330           -          -     330     Intuit, Inc.                       15,025            -             -        15,025
          6           -          -       6     J.M. Smucker Co. (The)                220            -             -           220
          -           -      2,260   2,260     Jabil Circuit, Inc.                     -            -        33,403        33,403
      2,760      22,450      4,350  29,560     Johnson & Johnson                 149,261    1,214,096       235,248     1,598,605
        400           -          -     400     KLA-Tencor Corp.                   11,176            -             -        11,176
      1,220           -          -   1,220     Kohl's Corp.                       74,188            -             -        74,188
          -     303,930          - 303,930     Liberty Media Corp. Class A             -    2,182,217             -     2,182,217
      1,660                  1,675   3,335     Lilly (Eli) & Co.                  91,864            -        92,694       184,558
          -      33,335          -  33,335     Linear Technology Corp.                 -      690,701             -       690,701
        400           -        600   1,000     Lockheed Martin Corp.              25,868            -        38,802        64,670
      2,300           -          -   2,300     Lowes's Cos., Inc.                 95,220            -             -        95,220
          -      19,055          -  19,055     Marsh & McLennan Cos., Inc.             -      793,450             -       793,450
          -           -      2,075   2,075     Maxim Integrated Products, Inc.         -            -        51,377        51,377
        400           -          -     400     McGraw-Hill Cos., Inc. (The)       24,488            -             -        24,488
          -      20,470          -  20,470     McKesson Corp.                          -      579,915             -       579,915
      1,180           -      2,875   4,055     Medtronic, Inc.                    49,702            -       121,095       170,797
        900           -          -     900     Mellon Financial Corp.             23,337            -             -        23,337
          -           -      2,150   2,150     Merck & Co., Inc.                       -            -        98,277        98,277
          -      47,250          -  47,250     Metro-Goldwyn-Mayer, Inc.               -      564,637             -       564,637
        600      34,900          -  35,500     MGM Mirage                         22,380    1,301,770             -     1,324,150
      1,470           -          -   1,470     Microchip Technology, Inc.         30,061            -             -        30,061
      3,770      62,825     10,500  77,095     Microsoft Corp.                   164,900    2,747,966       459,270     3,372,136
          -      34,070          -  34,070     Morgan Stanley                          -    1,154,292             -     1,154,292
        100           -          -     100     Newell Rubbermaid, Inc.             3,087            -             -         3,087
        950           -          -     950     Northrop Grumman Corp.            117,838            -             -       117,838
        320           -          -     320     Novellus Systems, Inc.              6,659            -             -         6,659
      5,690      75,440      5,925  87,055     Oracle Corp.                       44,724      592,958        46,571       684,253
      1,400           -          -   1,400     PeopleSoft, Inc.                   17,318            -             -        17,318
      1,240           -          -   1,240     Pepsi Bottling Group, Inc. (The)   29,016            -             -        29,016
      1,120           -      3,600   4,720     PepsiCo, Inc.                      41,384            -       133,020       174,404
      6,670      89,453     12,975 109,098     Pfizer, Inc.                      193,563    2,595,926       376,535     3,166,024
        990           -      1,750   2,740     Philip Morris Cos., Inc.           38,412            -        67,900       106,312
        390           -          -     390     Praxair, Inc.                      19,933            -             -        19,933
        800           -      2,175   2,975     Procter & Gamble Co. (The)         71,504            -       194,402       265,906
        500           -          -     500     QLogic Corp.                       13,020            -             -        13,020
      1,220           -          -   1,220     Schlumberger Ltd.                  46,921            -             -        46,921
        300     100,150          - 100,450     Schwab (Charles) Corp. (The)        2,610      871,305             -       873,915
      1,230      20,205          -  21,435     SLM Corp.                         114,562    1,881,894             -     1,996,456
          -           -      3,225   3,225     Starwood Hotels & Resorts               -            -        71,917        71,917
                                               Worldwide, Inc.
        620           -          -     620     Stryker Corp.                      35,712            -             -        35,712
        500           -          -     500     Symantec Corp.                     16,815            -             -        16,815
      1,570           -          -   1,570     Sysco Corp.                        44,572            -             -        44,572
      1,520           -      1,775   3,295     Target Corp.                       44,870            -        52,398        97,268
      2,110           -          -   2,110     Tenet Healthcare Corp.            104,445            -             -       104,445
        930      27,195      3,475  31,600     Texas Instruments, Inc.            13,736      401,670        51,326       466,732
      1,040           -          -   1,040     TJX Cos., Inc. (The)               17,680            -             -        17,680
      2,200           -          -   2,200     Tyco International Ltd.            31,020            -             -        31,020
        390           -          -     390     United Parcel Service,             24,387            -             -        24,387
                                               Inc. Class B
        780           -        855   1,635     UnitedHealth Group, Inc.           68,032            -        74,573       142,605
          -           -      2,350   2,350     Univision Communications,               -            -        53,580        53,580
                                               Inc. Class A
          -      13,995          -  13,995     USA Interactive                         -      271,223             -       271,223
      3,020           -          -   3,020     VERITAS Software Corp.             44,303            -             -        44,303
          -           -      2,360   2,360     Verizon Communications, Inc.            -            -        64,758        64,758
      2,650      64,770      2,600  70,020     Viacom, Inc. Class B              107,457    2,626,424       105,430     2,839,311
      1,460           -          -   1,460     Walgreen Co.                       44,910            -             -        44,910
          -      35,925          -  35,925     Walgreen Co.                            -    1,105,053             -     1,105,053
      2,820           -      5,175   7,995     Wal-Mart Stores, Inc.             138,857            -       254,817       393,674
          -      26,855          -  26,855     Washington Mutual, Inc.                 -      845,127             -       845,127
                                               Weight Watchers
          -      18,835          -  18,835     International, Inc.                     -      816,686             -       816,686
          -      28,490          -  28,490     WellPoint Health Networks, Inc.         -    2,088,317             -     2,088,317
          -      14,995      4,875  19,870     Wyeth                                   -      476,841       155,025       631,866
      1,310           -      2,300   3,610     Xilinx, Inc.                       20,748            -        36,427        57,175
      1,470           -          -   1,470     Yum! Brands, Inc.                  40,734            -             -        40,734
                                                                             -----------  -----------   -----------   -----------



                                               TOTAL COMMON STOCKS             4,255,874   50,720,108     5,798,709    60,774,691

                                                                             -----------  -----------   -----------   -----------
                                               FOREIGN COMMON STOCKS--4.0%
        500           -          -     500     ACE Ltd. (Bermuda)                 14,805            -             -        14,805
        910           -          -     910     Alcon, Inc. (Switzerland)          35,263            -             -        35,263
          -      71,575          -  71,575     ASML Holding NV (Netherlands)           -      443,049             -       443,049
      2,010           -          -   2,010     Diageo plc (United Kingdom)        24,940            -             -        24,940
      1,700           -          -   1,700     Encana Corp. (Canada)              51,170            -             -        51,170
                                               Flextronics International
          -     101,680          - 101,680     Ltd. (Singapore)                        -      708,913             -       708,913
      3,067           -          -   3,067     News Corp. Ltd. (The)              14,648            -             -        14,648
                                               (Australia)
          -      93,995          -  93,995     Nokia Oyj ADR (Finland)                 -    1,245,434             -     1,245,434
         80           -          -      80     SAP AG (Germany)                    3,558            -             -         3,558
      4,404           -          -   4,404     Taiwan Semiconductor               27,965            -             -        27,965
                                               Manufacturing Co. Ltd. ADR
                                               (Taiwan)
        500           -          -     500     Teva Pharmaceutical                33,500            -             -        33,500
                                               Industries Ltd. ADR
                                               (Israel)
      1,420           -          -   1,420     Unilever plc (United Kingdom)      12,885            -             -        12,885
        260           -          -     260     XL Capital Ltd. Class A            19,110            -             -        19,110
                                               (Bermuda)
                                                                             -----------  -----------   -----------   -----------
                                                TOTAL FOREIGN COMMON             237,844    2,397,396             -     2,635,240
                                               STOCKS
                                                                             -----------  -----------   -----------   -----------

      ($000)      ($000)     ($000)  ($000)     AGENCY MORTGAGE-BACKED SECURITIES-- 0.1%

    --------    --------   -------- --------

           -          65          -      65     Fannie Mae 4.75%, 11/14/03             -       67,256             -        67,256

                                                                             -----------  -----------   -----------   -----------
                                                TOTAL AGENCY MORTGAGE-                 -       67,256             -        67,256
                                               BACKED SECURITIES
                                                                             -----------  -----------   -----------   -----------
                                                CORPORATE BONDS--0.1%
           -          15          -      15     Anheuser Busch 6%, 4/15/11             -       16,828             -        16,828
           -          66          -      66     Lyondell Chemical, Inc.                -       61,215             -        61,215
                                               Series A 9.625%, 5/1/07
                                                                             -----------  -----------   -----------   -----------
                                                TOTAL CORPORATE BONDS                  -       78,043             -        78,043

                                                                             -----------  -----------   -----------   -----------
                                                CONVERTIBLE BONDS--0.1%
           -          98          -      98     Clear Channel Communications,          -       95,795             -        95,795
                                               Inc. 2.625%, 4/1/03
                                                                             -----------  -----------   -----------   -----------
                                                TOTAL CONVERTIBLE BONDS                -       95,795             -        95,795

                                                                             -----------  -----------   -----------   -----------
                                                SHORT-TERM OBLIGATIONS--2.9%
           -       1,000          -   1,000     Citicorp 1.90%, 10/1/02                -    1,000,000             -     1,000,000
         143           -          -     143     Fannie Mae 1.86%, 10/1/02        143,000            -             -       143,000
           -           -        776     776     State Street Bank & Trust Co.          -            -       776,000       776,000
                                               repurchase agreement, 0.25%
                                               dated 9/30/02 due 10/1/02,
                                               repurchase price $776,005
                                               collateralized by U.S. Treasury
                                               Bond 7.25%, 5/15/16, market
                                               value $795,000
                                                                             -----------  -----------   -----------   -----------
                                                TOTAL SHORT-TERM                 143,000    1,000,000       776,000     1,919,000
                                               OBLIGATIONS
                                                                             -----------  -----------   -----------   -----------
                                               TOTAL INVESTMENTS--99.5%

                                               (Identified cost $4,997,612, $81,008,135, $7,693,412
                                                    and $93,699,159)           4,636,718   54,358,598     6,574,709    65,570,025
                                               Other assets and                  (80,454)     611,575      (221,593)      309,528
                                               liabilities, net--0.5%
                                                                             -----------  -----------   -----------   -----------
                                               NET ASSETS--100.0%            $ 4,556,264  $54,970,173    $6,353,116   $65,879,553
                                                                             ===========  ===========    ===========  ===========

                                               See Notes to Pro Forma Financial Statements


Phoenix-MFS Investor Growth Stock Series/Phoenix-Janus Growth Series/Phoenix-Van Kampen Focus Equity Series
 Pro Forma Combining Statement of Assets and Liabilities
 September 30, 2002 (Unaudited)

                            ===========   =============    ==============   ============    ============
                             Phoenix-MFS  Phoenix-Janus    Phoenix-Van                      Pro Forma
                              Investor    Growth Series    Kampen Focus                     Combining
                            Growth Stock                   Equity Series    Adjustments     Portfolios
                               Series
                            ===========   =============    ==============   ============    ============
     ASSETS
     Investment securities at value
     (Identified cost)      $4,636,718    $ 54,358,598     $  6,574,709                     $  65,570,025
     $4,997,612,
     $81,008,135,
     $7,693,412 and
     $93,699,159)
     Cash                        1,332          90,684              274                            92,290
     Receivables                                                                                        -
       Investment securities    64,821         981,975          187,429                         1,234,225
         sold
       Fund shares sold              -               -                -                                 -
       Interest and dividends    2,902          39,950            6,000                            48,853
       Receivable from adviser  13,182               -            4,144                            17,326
     Prepaid expenses                -               -                -                                 -
                            ----------    -------------    -------------    ------------    -------------
         Total assets        4,718,955      55,471,207        6,772,557                        66,962,719
                            ----------    -------------    -------------    ------------    -------------
     LIABILITIES
     Payables
       Investment securities   126,613         349,414          318,721                           794,748
         purchased
       Fund shares                   -               -                -                                 -
         repurchased
       Investment advisory fee       -          40,490                -                            40,490
       Financial agent fee       3,741           7,746            3,877                            15,364
       Trustees' fee             2,648           1,677            3,111                             7,437
     Accrued expenses           29,689         101,706           93,732                           225,127
                            ----------    -------------    -------------    ------------    -------------
         Total liabilities     162,691         501,034          419,441                         1,083,165
                            ----------    -------------    -------------    ------------    -------------
     NET ASSETS             $4,556,264    $ 54,970,173      $ 6,353,116                     $  65,879,554
                            ==========    =============    ==============   ============    =============


     Shares of beneficial      607,420      11,531,386        1,220,839        460,260 (a)     13,819.904

     interest outstanding
     Net assets             $4,556,264    $ 54,970,173      $ 6,353,116                     $  65,879,554



     Net asset value per     $    7.50     $      4.77      $      5.20                     $        4.77


     share


     (a) Adjustment reflects additional shares issued in conversion.

                                               See Notes to Pro Forma Financial Statements

Phoenix-MFS Investor Growth Stock Series/Phoenix-Janus Growth Series/Phoenix-Van Kampen Focus Equity Series
 Pro Forma Combining Statement of Operations
 October 1, 2001 through September 30, 2002 (Unaudited)


                                 ===========   ==========    =============     ============     =========
                                 Phoenix-MFS    Phoenix-      Phoenix-Van
                                   Investor      Janus          Kampen
                                    Growth       Growth      Focus Equity
                                Stock Series      Series         Series         Adjustments     Pro Forma
                                  For the        For the         For the                        Combining
                                period Ended    Year Ended      Year Ended                      Portfolios
                                September 30,  September 30,   September 30,
                                    2002           2002           2002
                                 ===========   ============   =============     ============     =========
 INVESTMENT INCOME
 Interest                       $      4,931   $     51,984  $      1,113      $         -     $    58,028
 Dividends                            31,186        549,019        67,892                -         648,097
 Foreign Taxes Withheld                 (310)        (5,008)            -                -          (5,318)
                                 -----------     ----------    -------------     ------------    ---------

       Total investment income        35,807        595,995        69,005                -         700,807
                                 -----------     ----------    -------------     ------------    ---------

 EXPENSES
 Investment advisory fee              31,873        589,923        66,970          (77,586)        611,180
 Financial agent fee                  43,626         96,342        46,456          (74,556)        111,867
 Printing                             20,702         22,106        37,830           (4,941) (a)     75,697
 Professional                         50,422         32,936        38,910          (79,913) (a)     42,354
 Custodian                            41,682         19,316        23,956          (33,398) (a)     51,556
 Trustees                              7,656          5,862         5,939          (10,777) (a)      8,680
 Miscellaneous                         5,237          8,572         5,896                -  (a)     19,704
                                 -----------     ----------    -------------     ------------    ---------
       Total expenses                201,198        775,054       225,957         (281,171)        921,038
       Custodian fees paid                (9)          (878)          (13)               -            (900)
        indirectly
       Less expenses borne by       (159,813)       (40,054)     (142,674)         213,053        (129,488)
investment advisor
                                 -----------     ----------    -------------     ------------    ---------

       Net expenses                   41,376        734,122        83,270          (68,118)        790,651
                                 -----------     ----------    -------------     ------------    ---------

 NET INVESTMENT INCOME (LOSS)         (5,569)      (138,127)      (14,266)          68,118         (89,844)

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain (loss) on      (1,055,239)   (15,827,548)   (2,161,755)               -     (19,044,542)
securities

 Net realized gain (loss) on             141            172             -                              313
foreign currency

 Net change in unrealized           (360,885)    (3,450,861)       30,215                -      (3,781,532)
appreciation (depreciation) on
investments

 Net gain (loss) on               (1,415,984)   (19,278,237)   (2,131,540)               -     (22,825,761)
investments
                                 -----------    -----------  -------------      ------------    ----------

 NET INCREASE (DECREASE) IN     $ (1,421,554) $ (19,416,365) $ (2,145,805)      $   68,118   $ (22,915,605)
NET ASSETS RESULTING FROM
OPERATIONS
                                 ===========    ===========   ============      ============   ==========
 Adjustments:
 (a) Reflects elimination of target fund contracts.
 Note: The expenses for Phoenix MFS Investors Growth are based on the expense schedule which became effective 6/1/02.

                             See Notes to Pro Forma Financial Statements.

PHOENIX-JANUS GROWTH SERIES / MFS INVESTORS GROWTH SERIES /
         PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (UNAUDITED)

1.  BASIS OF COMBINATION

The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma combined Statement of Assets and Liabilities, and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Phoenix-MFS Investors Growth Series ("MFS Investors Growth"), and Phoenix-Van Kampen Focus Equity Series ("Van Kampen Focus Equity") into the Phoenix-Janus Growth Series ("Janus Growth"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of MFS Investors Growth and Van Kampen Focus Equity to Janus Growth and the subsequent liquidation of MFS Investors Growth and Van Kampen Focus Equity. The accounting survivor in the proposed merger will be Janus Growth. This is because although MFS Investors Growth and Van Kampen Focus Equity have similar investment objectives, the surviving fund will invest in a style that is similar to the way in which Janus Growth is currently operated. Additionally, Janus Growth has a significantly larger asset base than MFS Investors Growth and Van Kampen Focus Equity.


The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.


MFS Investors Growth, Van Kampen Focus Equity and Janus Growth are all open-end management investment companies registered under the Investment Company Act of 1940, as amended.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Janus Growth, which would have been issued at September 30, 2002 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of September 30, 2002, of MFS Investors Growth of $4,556,264 and Van Kampen Focus Equity of $6,353,116 and the net asset value of Janus Growth of $4.77. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses include the expenses of Janus Growth restated to reflect the expense schedule which became effective May 1, 2002, the actual expenses of MFS Investors Growth, Van Kampen Focus Equity and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for MFS Investors Growth at the combined level of average net assets for the period ended September 30, 2002.

4. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         The response to this item is incorporated by reference to Part A of the Prospectus/Proxy Statement in this Registration Statement under the caption "Comparative Information on Shareholder Rights-Liability of Trustees."

ITEM 16. EXHIBIT

(1)      Amended Declaration of Trust.

   1. Declaration of Trust of the Registrant dated February 18, 1986, previously filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

   2. Amendment to Declaration of Trust, establishing the International Series, previously filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

   3. Amendment to Declaration of Trust, conforming the Fund's borrowing restrictions to California's Borrowing Guidelines, previously filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

   4. Amendment to Declaration of Trust, establishing the Balanced Series, previously filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

   5. Amendment to Declaration of Trust, establishing the Real Estate Securities Series, previously filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

   6. Amendment to Declaration of Trust, establishing the Strategic Theme Series, previously filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

   7. Amendment to Declaration of Trust, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," previously filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

   8. Amendment to Declaration of Trust, establishing the Aberdeen New Asia Series, previously filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

   9. Amendment to Declaration of Trust, establishing the Research Enhanced Index Series, previously filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

   10. Amendment to Declaration of Trust, establishing five new Series previously filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

   11. Amendment to Declaration of Trust, establishing the Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Flexible Income and Growth and Phoenix-Morgan Stanley Focus Equity Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

   12. Amendment to Declaration of Trust, changing names of 4 Series to the Phoenix-Engemann Capital Growth, Phoenix-Seneca Strategic Theme, Phoenix-Oakhurst Balanced, Phoenix-Oakhurst Strategic Allocation Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

   13. Amendment to Declaration of Trust, establishing the Phoenix-Bankers Trust Nasdaq-100(R) Index and Phoenix-Engemann Small & Mid-Cap Growth Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

   14. Amendment to Declaration of Trust, establishing the Phoenix-Sanford Bernstein Global Value and Phoenix-Sanford Bernstein Small-Cap Value Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

   15. Amendment to Declaration of Trust, changing the name of 1 Series to the Phoenix-Sanford Bernstein Mid-Cap Value Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

   16. Form of Amendment to Declaration of Trust establishing the Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust and Phoenix-MFS Value Series, previously filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

   17. Amendment to Declaration of Trust amending the fundamental investment restrictions of each series, previously filed via Edgar with Post-Effective Amendment No. 41 on March 1, 2002.

   18. Amendment to Declaration of Trust amending Article IV, Section 4.2 Establishment and Designation of Shares, previously filed via Edgar with Post-Effective Amendment No. 42 on April 29, 2002.

   19. Amendment to Declaration of Trust for the purposes of changing the name "Phoenix-Morgan Stanley Focus Equity Series" to "Phoenix-Van Kampen Focus Equity Series", previously filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.

   20. Amendment to Declaration of Trust, establishing the Phoenix-Kayne Large-Cap Core, Phoenix-Kayne Small-Cap Quality Value, Phoenix-Lord Abbett Large-Cap Value, Phoenix-Lord Abbett Mid-Cap Value, Phoenix-Lord Abbett Bond-Debenture, Phoenix-

         Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, and Phoenix-State Street Research Small-Cap Growth Series.*

   21. Amendment to Declaration of Trust for the purpose of substituting shares of an outside managed fund for shares of Phoenix-Federated U.S. Government Bond Series and through substitution, no longer allowing investments, filed herewith.

(2)      Not Applicable.

(3)      Not Applicable.

(4) Agreements and Plans of Reorganization (included as Appendix A and Appendix B to the Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Reference is hereby made to Registrant's Amended Declaration of Trust referenced in Exhibit 1 above.

(6)

         (a)  Investment Advisory Agreements.

              (1) Investment Advisory Agreement between Registrant and Phoenix
                  Variable Advisors, Inc., covering the Phoenix-Bankers Trust Dow 30, the Phoenix-Federated U.S. Government Bond, the Phoenix-Janus Equity Income, the Phoenix-Janus Flexible Income, Phoenix-Janus Growth, the Phoenix-Morgan Stanley Focus Equity, the Phoenix Research Enhanced Index, and the Phoenix-Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment 30 on April 28, 2000.

              (2) First Amendment to Investment Advisory Agreement between
                  Registrant and Phoenix Variable Advisors, Inc., covering the Phoenix-Bankers Trust Nasdaq-100 Index(R) Series, previously filed via Edgar with Post-Effective Amendment 31 on June 9, 2000.

              (3) Second Amendment to Investment Advisory Agreement between
                  Registrant and Phoenix Variable Advisors, Inc., covering the Phoenix-Sanford Bernstein Global Value and Phoenix-Sanford Bernstein Small-Cap Value Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

              (4) Third Amendment to Investment Advisory Agreement between
                  Registrant and Phoenix Variable Advisors, Inc., covering the Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, and Phoenix-MFS Value Series, previously filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

              (5) Fourth Amendment to Investment Advisory Agreement between
                  Registrant and Phoenix Variable Advisors, Inc., covering the Phoenix-Lazard International

         Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value, Phoenix-Lord Abbett Mid-Cap Value, and Phoenix-State Street Research Small-Cap Growth Series, previously filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.


         (b)  Subadvisory Agreements.


              (1) Subadvisory Agreement among Registrant, Phoenix Variable
                  Advisors, Inc. and Morgan Stanley Investment Management, Inc., covering the Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

              (2) Subadvisory Agreement between Phoenix Variable Advisors, Inc.
                  and Massachusetts Financial Services Company, Inc. covering the Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, and Phoenix-MFS Value Series, previously filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

              (3) Amended and Restated Investment Subadvisory Agreement between
                  Phoenix Variable Advisors, Inc. and Janus Capital Management, LLC, previously filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.

(7)      Not Applicable.

(8)      Not Applicable.

(9)      Custodian Agreement.

         (a) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 1, 1997 covering the Real Estate Securities and Enhanced Index Series, previously filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.

         (b) Form of Amendment to the Master Custodian Contract between Registrant and State Street Bank and Trust Company, previously filed via Edgar with Post-Effective Amendment No. 42 on April 29, 2002.

         (c) Form of Amendment to the Master Custodian Contract between Registrant and State Street Bank and Trust Company, covering the Phoenix-Kayne Large-Cap Core, Phoenix-Kayne Small-Cap Quality Value, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Mid-Cap Value, Phoenix-Lord Abbett Large-Cap Value, and Phoenix-State Street Research Small-Cap Growth Series, previously filed via Edgar with Post-Effective Amendment No. 44 on August 9, 2002.

(10)     Not Applicable.

(11)     Opinion and Consent of Richard J. Wirth, Esq., filed herewith.

(12) Opinion and Consent of McDermott, Will & Emery to be filed by amendment.

(13)     (a) Material Financial Agent Agreement between the Registrant and
             Phoenix Equity Planning Corporation dated December 11, 1996, previously filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

         (b) Material First Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective February 27, 1998, previously filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

         (c) Material Second Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective June 1, 1998, previously filed via Edgar with Post-Effective Amendment No. 41 on March 1, 2002.

         (d) Material Third Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective October 29, 2001, previously filed via Edgar with Post-Effective Amendment No. 41 on March 1, 2002.

         (e) Form of Administrative Services Agreement between the Registrant, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company.*

(14)     Consent of PricewaterhouseCoopers LLP, filed herewith.

(15)     Not Applicable.

(16)     Power of Attorney dated August 9, 2002.*

(17)     (a) Form of Voting Instructions Card and Proxy Card for Phoenix-Van
             Kampen Focus Equity Series.*

         (b) Form of Voting Instructions Card and Proxy Card for Phoenix-Janus Growth Series.*

         (c) Current Prospectus of The Phoenix Edge Series Fund, as supplemented August 16, 2002 and October 25, 2002.*

         (d) Supplements dated December 6 and December 17, 2002 to current Prospectus of The Phoenix Edge Series Fund dated August 9, 2002, filed herewith.

* Previously filed, via Edgar, with the Initial Registration Statement (No. 333-102098) on December 20, 2002.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an Opinion of Counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Hartford and State of Connecticut on the 23rd day of January, 2003.


                                                    THE PHOENIX EDGE SERIES FUND


Attest:  /s/ Richard J. Wirth                       By:   /s/ Simon Y. Tan
         -------------------------                        ---------------------
         Richard J. Wirth                                 Simon Y. Tan
         Secretary                                        President


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 23rd day of January, 2003.


Signature                                                     Title
---------                                                     -----

/s/Nancy G. Curtiss
-----------------------------------
Nancy G. Curtiss                                              Treasurer
                                                              (Principal Financial and Accounting Officer)


-----------------------------------
Frank M. Ellmer*                                              Trustee


-----------------------------------
John A. Fabian*                                               Trustee


-----------------------------------
Roger A. Gelfenbien*                                          Trustee


-----------------------------------
Michael J. Gilotti*                                           Trustee and Executive Vice President


-----------------------------------
Eunice S. Groark*                                             Trustee


-----------------------------------
Frank E. Grzelecki*                                           Trustee


-----------------------------------
John R. Mallin*                                               Trustee

/s/Simon Y. Tan
-----------------------------------
Simon Y. Tan                                                  Trustee and President
                                                              (Principal Executive Officer)


*By:/s/ Simon Y. Tan
    ----------------


* Pursuant to powers of attorney, previously filed, via Edgar with the Initial Registration Statement (No. 333-102098) on Form N-14 on December 20, 2002.